[LOGO OF UAM FUNDS APPEARS HERE]

  BHM&S Total Return
  Bond Portfolio

  Institutional Service
  Class Shares



    P R O S P E C T U S



                    January 3, 1997

                                   UAM FUNDS

                           UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                1-800-638-7983

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                       BHM&S TOTAL RETURN BOND PORTFOLIO

                      INSTITUTIONAL SERVICE CLASS SHARES
         INVESTMENT ADVISER: BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.

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                         PROSPECTUS -- JANUARY 3, 1997

  UAM Funds Trust (the "Fund") is an open-end investment company known as a "mutual fund." The Fund consists of multiple series (known as "Portfolios"), each of which has different investment objectives and policies. The BHM&S To-tal Return Bond Portfolio offers two separate classes of shares: Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). Shares of each class represent equal, pro rata interests in a Portfolio and accrue dividends in the same manner except that the Service Class Shares bear fees payable by the class (at the maximum rate of .25% per annum) to financial institutions for services they provide to the owners of such shares. The secu-rities offered in this Prospectus are Service Class Shares of one diversified, no-load Portfolio of the Fund managed by Barrow, Hanley, Mewhinney & Strauss, Inc.

  BHM&S TOTAL RETURN BOND PORTFOLIO. BHM&S Total Return Bond Portfolio (the "Portfolio") seeks to provide maximum long term total return consistent with reasonable risk to principal by investing in investment grade fixed income se-curities of varying maturities. Income return is expected to be a predominant portion of the Portfolio's total return. Any capital return on the Portfolio is dependent upon, among other factors, interest rate changes as well as the average maturity and duration of the Portfolio. The Adviser believes that by investing in undervalued securities with above average effective yields and capital appreciation potential, the Portfolio will generate superior returns over the long term while minimizing volatility and, therefore, downside risk.

  There can be no assurance that the Portfolio will achieve its stated objec-tive.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission. The SAI is dated January 3, 1997 and has been incorporated by reference into this Prospectus. For a free copy of the SAI contact the UAM Funds Service Center at the address or telephone number above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECU-RITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   3
Risk Factors...............................................................   4
Financial Highlights.......................................................   5
Investment Objective.......................................................   6
Investment Policies........................................................   6
Other Investment Policies..................................................   7
Investment Limitations.....................................................  12
Purchase of Shares.........................................................  13
Redemption of Shares.......................................................  16
Shareholder Services.......................................................  18
Service and Distribution Plans.............................................  19
Valuation of Shares........................................................  21
Performance Calculations...................................................  21
Dividends, Capital Gains Distributions and Taxes...........................  22
Investment Adviser.........................................................  23
Adviser's Historical Performance...........................................  25
Administrative Services....................................................  27
Distributor................................................................  27
Portfolio Transactions.....................................................  28
General Information........................................................  28
UAM Funds -- Service Class Shares..........................................  30

                                 FUND EXPENSES

  The following table illustrates expenses and fees that a shareholder of the Portfolios' Service Class Shares would incur. Transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PURCHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES

                                                            SERVICE CLASS SHARES
                                                            --------------------
   Sales Load Imposed on Purchases.........................         NONE
   Sales Load Imposed on Reinvested Dividends..............         NONE
   Deferred Sales Load.....................................         NONE
   Redemption Fees.........................................         NONE
   Exchange Fees...........................................         NONE

   ESTIMATED ANNUAL FUND OPERATING EXPENSES (As A Percentage of Net Assets)

                                                          SERVICE CLASS SHARES
                                                          --------------------
   Investment Advisory Fees..............................         0.35 %
   Administrative Fees...................................         1.11 %
   12b-1 Fees (Including Shareholder Servicing Fees)+....         0.25 %
   Other Expenses........................................         0.64 %
   Advisory Fees Waived and Expenses Assumed.............        (1.55)%
                                                                 -----
   Total Operating Expenses (After Fee Waiver and
     Expenses Assumed)...................................         0.80 %*
                                                                 =====

-----------
+ Long-term shareholders may pay more than the economic equivalent of the max-imum front-end sales charges permitted by rules of the National Association of Securities Dealers, Inc. See "SERVICE AND DISTRIBUTION PLANS."
* The Adviser has voluntarily agreed to waive all or a portion of its advisory fees and to assume operating expenses to keep the Portfolio's Service Class Shares' total annual operating expenses (excluding interest, taxes and ex-traordinary expenses) from exceeding 0.80% of average daily net assets through December 31, 1997. The figures above include the effect of expense offsets. If expense offsets were excluded, annualized Total Operating Ex-penses for the six month period ended October 31, 1996 would not differ. (See "FINANCIAL HIGHLIGHTS.") It is estimated that, if the Adviser did not waive fees and assume expenses, the total annual operating expenses of the Portfolio's Service Class Shares would be 2.35% of average daily net assets. The Fund will not reimburse the Adviser for any advisory fees that are waived or Portfolio expenses that the Adviser may bear on behalf of the Portfolio for a given fiscal year.

  The table above shows various fees and expenses an investor would bear di-rectly or indirectly. For purposes of calculating the estimated fees and ex-penses set forth above, it is assumed that the Portfolio's average daily net assets will be $10 million.

  Investors can get a better idea of how the Portfolio's operating expenses will affect their own investments by examining the following chart. The chart shows how much a hypothetical investor would pay in expenses, assuming that he or she made an initial investment of $1,000, earned a 5% annual rate of return and redeemed his or her investment at the end of the time period indicated.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
   Service Class Shares.........................  $ 8     $26     $45     $99

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN ABOVE.

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER
  Barrow, Hanley, Mewhinney & Strauss, Inc. (the "Adviser") is a registered investment adviser specializing in the active management of stock, bond and balanced portfolios for institutional, tax-exempt clients. Founded in 1979, the firm is a wholly-owned subsidiary of United Asset Management Corporation. The Adviser currently has $20 billion in assets under management. (See "IN-VESTMENT ADVISER.")

PURCHASE OF SHARES
  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor") to investors at net asset value without a sales commission. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment is $2,500. The minimum for subsequent investments is $100. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. Certain exceptions to the initial or minimum investment amounts may be made by the officers of the Fund (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income in quarterly dividends. The Portfolio will distribute any realized net capital gains annually. Distributions will be reinvested in the Portfo-lio's shares automatically unless an investor elects to receive cash distribu-tions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTION OF SHARES
  Shares of the Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. (See "REDEMPTION OF SHARES.")

ADMINISTRATIVE SERVICES
  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of United As-set Management Corporation, is responsible for performing and overseeing ad-ministration, fund accounting, dividend disbursing and transfer agency serv-ices provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS
  Prospective investors should consider the following: (1) The fixed income securities held by the Portfolio will be affected by general changes in inter-est rates resulting in increases or decreases in the value of the securities. The value of fixed income securities can be expected to vary inversely to the changes in prevailing interest rates, i.e., as interest rates decline, the market value of fixed income securities tends to increase and vice versa; (2) The Portfolio may purchase securities on a when-issued basis which do not earn interest until issued and may decline or appreciate in market value prior to their delivery to the Portfolio; (3) The Portfolio will invest in investment grade debt securities, but reserves the right to hold securities that have been downgraded. Adverse economic and corporate changes and changes in inter-est rates may have a greater impact on issuers of lower rated debt securities that the Portfolio may hold, which may lead to greater price volatility. Also, lower rated securities may be more difficult to value accurately or sell in the secondary market; (4) The Portfolio may invest in repurchase agreements which entail a risk of loss should the seller default on its transaction; (5) The Portfolio may lend its investment securities, which entails a risk of loss should a borrower fail financially. (See "OTHER INVESTMENT POLICIES.")

                             FINANCIAL HIGHLIGHTS

  The following table provides selected per share information for a share out-standing throughout the periods presented for the Portfolio's Service Class Shares. This table is part of the Portfolio's Financial Statements included in the Portfolio's 1996 Annual Report to Shareholders and the 1996 Semi-Annual Report to Shareholders. The Reports are incorporated into the Portfolio's SAI. The Portfolio's Annual Financial Statements for the period ended April 30, 1996 have been audited by Price Waterhouse LLP whose unqualified opinion thereon is also incorporated into the SAI. Please read the following informa-tion in conjunction with the Portfolio's 1996 Annual Report to Shareholders and the 1996 Semi-Annual Report to Shareholders.

                                                               SIX MONTHS ENDED
                                           NOVEMBER 1, 1995**  OCTOBER 31, 1996
                                           TO APRIL 30, 1996++   (UNAUDITED)
                                           ------------------- ----------------
NET ASSET VALUE, BEGINNING OF PERIOD......       $10.00             $ 9.84
                                                 ======             ======
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income...................         0.27               0.28
  Net Realized and Unrealized Gain (Loss)
    on Investments........................        (0.27)              0.19
                                                 ------             ------
    Total from Investment Operations......           --               0.47
                                                 ------             ------
DISTRIBUTIONS
  Net Investment Income...................        (0.16)             (0.24)
                                                 ------             ------
NET ASSET VALUE, END OF PERIOD............       $ 9.84             $10.07
                                                 ======             ======
TOTAL RETURN+.............................        (0.07)%             4.86%
RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (Thousands)...       $2,871             $2,708
  Ratio of Expenses to Average Net
    Assets................................         0.83%*             0.80%*
  Ratio of Net Investment Income to
    Average Net Assets....................         5.44%*             5.65%*
  Portfolio Turnover Rate.................           55%               111%
  Voluntary Waived Fees and Expenses
    Assumed by the Adviser Per Share......       $ 0.20             $ 0.09
  Ratio of Expenses to Average Net Assets
    Including Expense Offsets.............         0.80%*             0.80%*

-----------
  * Annualized.
 ** Commencement of Operations.
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period.
 ++ Per share amounts for the period ended April 30, 1996 are based on average outstanding shares.

                             INVESTMENT OBJECTIVE

  The objective of the Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal by investing in investment grade fixed income securities of varying maturities. Income return is expected to be a predominant portion of the Portfolio's total return. Any capital return on the Portfolio is dependent upon, among other factors, interest rate changes as well as the average maturity and duration of the Portfolio. The Adviser be-lieves that by investing in undervalued securities with above average effec-tive yields and capital appreciation potential, the Portfolio will generate superior returns over the long term while minimizing volatility and, there-fore, downside risk.

                              INVESTMENT POLICIES

  The Portfolio seeks to achieve its objective by investing at least 90% of its total assets in a diversified portfolio of the following dollar-denomi-nated investment grade issues of varying maturities: U.S. Treasuries and Agen-cies; zero coupon obligations; mortgage-backed securities; asset-backed secu-rities; corporate bonds; municipal bonds; and domestic, Yankeedollar and Euro-dollar bonds (See "OTHER INVESTMENT POLICIES."). These issues may have fixed, variable or floating rates of interest. As a matter of policy, the Adviser does not intend to invest in or utilize futures, options or other complex de-rivative instruments or securities.

  The Adviser expects to actively manage the Portfolio in order to meet the investment objective. To produce favorable returns, the Adviser will invest in securities that it believes to be undervalued, generating an effective yield advantage versus the market. To control the volatility of returns, the Portfo-lio will exhibit a high current yield, a high quality and a conservative matu-rity structure.

  The Adviser's decision process will focus on security selection, sector con-centration and yield curve positioning. The Adviser will not engage in eco-nomic forecasts in an attempt to "time the market" since it believes that there are too many economic and political variables on a domestic and interna-tional basis to do so successfully on a consistent basis. Therefore, the Port-folio will maintain a conservative maturity structure, with securities being diversified along the yield curve. The Portfolio's average weighted maturity will generally be ten years or less, with the average weighted duration compa-rable to that of the Salomon Brothers' Broad Investment Grade Index which is approximately five years. Duration compares interest rate risk between securi-ties with different coupons and different maturities, summarizing in a single number the price sensitivity of a bond -- how a bond's maturity and coupon rate affect its exposure to interest rate risk. Duration involves the applica-tion of several principles: as the maturity of a bond increases, duration in-creases; as the coupon of a bond increases, duration decreases; generally, the lower the coupon payment, the higher the duration; and duration decreases as the frequency of the coupon payment increases. Generally, 10% or less of the Port-folio's assets will be invested in various short-term investments. Please see "SHORT-TERM INVESTMENTS" for a list of the short-term instruments in which the Portfolio may invest.

  The Adviser's security selection process begins by analyzing a bond's yield to maturity premium (or spread) versus the most recently issued U.S. Treasury of similar maturity. Having identified bonds with an above-average premium, the Adviser will then evaluate those factors that will influence the bond's future premium (i.e., credit quality, security structure, supply/demand rela-tionships, etc.). The objective of this process is to identify those issues whose yield premium will compress or narrow over a wide range of potential in-terest rate change, supporting superior long term performance. Furthermore, the Adviser will concentrate the Portfolio's holdings in industry sectors and maturity ranges that it believes are undervalued while seeking a prudent level of diversification.

  The Portfolio will invest in investment grade bonds which have one of the four highest rating categories (i.e. Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's) or AAA, AA, A or BBB by Standard & Poor's Corporation ("S&P")) at the time of purchase. Bonds rated Baa or BBB have speculative characteristics and may be more sensitive to changes in the economy and the financial condition of issuers than higher rated bonds. The Adviser also re-serves the right to retain securities which are downgraded by one or both of the rating agencies if, in the Adviser's judgment, retention of the securities is warranted. The Portfolio's SAI contains a more detailed description of bond ratings.

                           OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS

  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market instruments including cer-tificates of deposit, bankers' acceptances, time deposits, U.S. Government ob-ligations, U.S. Government agency securities, short-term corporate debt secu-rities, and commercial paper rated A-1 or A-2 by Standard & Poor's Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc. or if unrated, deter-mined by the Adviser to be of comparable quality.

  Time deposits maturing in more than seven days will not be purchased by the Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of the Portfolio. The Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Fed-eral Deposit Insurance Corporation, and

(iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be purchased by the Portfolio.

  The Fund has received permission from the Securities and Exchange Commission (the "SEC") to deposit the daily uninvested cash balances of the Fund's Port-folios, as well as cash for investment purposes, into one or more joint ac-counts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By en-tering into these investments on a joint basis, it is expected that a Portfo-lio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio. (See "INVESTMENT COMPA-NIES.")

REPURCHASE AGREEMENTS
  The Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, the Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is also required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The use of repurchase agreements involves certain risks. For example, a default by the seller of the agreement may cause the Portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent se-curity selection criteria and careful monitoring procedures. The Fund has re-ceived permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint ba-sis. By entering into joint repurchase agreements, the Portfolio may incur lower transactions costs and earn higher rates of interest on joint repurchase agreements. The Portfolio's contribution would determine its return from a joint repurchase agreement. (See "SHORT-TERM INVESTMENTS.")

LENDING OF SECURITIES
  The Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. The Portfolio will not loan securities to the extent that greater than one-third of its assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is sub-ject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Trustees. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Trustees. The Portfolio will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES
  The Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more be-fore delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by the Portfolio until it re-ceives payment or delivery from the other party to any of the above transac-tions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. The Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Typically, no income ac-crues on securities purchased on a delayed delivery basis prior to the time delivery is made although the Portfolio may earn income on securities it has deposited in a segregated account.

  The Portfolio may engage in these types of purchases in order to buy securi-ties that fit with its investment objectives at attractive prices -- not to increase its investment leverage.

PORTFOLIO TURNOVER
  Portfolio turnover is not anticipated to exceed 150%. In addition to Portfo-lio trading costs, higher rates of portfolio turnover may result in the reali-zation of capital gains. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX-ES" for more information on taxation). The Portfolio will not normally en-gage in short-term trading, but reserves the right to do so. The table set forth in "Financial Highlights" presents the Portfolio's historical portfolio turnover rates.

INVESTMENT COMPANIES
  The Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio provided that the investment is consistent with the Portfolio's investment policies and re-strictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advi-sory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other share-holders.

RESTRICTED AND ILLIQUID SECURITIES
  The Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified in-stitutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Trustees, the Adviser determines the li-quidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these re-stricted securities are not treated as illiquid securities for purposes of the Portfolio's investment limitations. The Portfolio may invest up to 15% of its net assets in illiquid securities. Prices realized from the sales of these se-curities could be more or less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities.

MORTGAGE-BACKED SECURITIES
  Mortgage-backed securities are collateralized by pools of mortgages assem-bled for subsequent sale to investors by various governmental agencies and sponsored organizations as well as by private issuers. The underlying assets collateralizing the mortgage-backed securities may include single-family, mul-tifamily and commercial properties. The two fundamental forms of mortgage-backed securities are pass-throughs and collateralized mortgage obligations ("CMOs"). Pass-throughs produce monthly payments of principal and interest from the underlying mortgages. CMOs divide the cash flows generated from the underlying mort-gages or mortgage pass-through securities into different segments known as "tranches" which are then retired sequentially over time in order of priority. The market value and yield of mortgage-backed securities will fluctuate due to market interest rate change and early prepayments of the underlying mortgages. As prepayment rates on mortgages vary widely, it is difficult to accurately predict the average maturity of a particular pool of mortgages or tranches of CMOs. Although mortgage-backed securities may offer higher yields than those available from other types of securities, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" an attractive rate for an extended period because of the prepayment feature. The majority of the mortgage-backed securities held by the Portfolio will carry a guarantee from an agency of the U.S. Government of the eventual payment of principal and interest.

ASSET-BACKED SECURITIES
  Asset-backed securities are collateralized by short maturity loans such as automobile receivables, credit card receivables, other types of receivables or assets. Credit support for asset-backed securities may be based on the under-lying assets and/or provided through credit enhancements by a third party. Credit enhancement techniques include letters of credit, insurance bonds, lim-ited guarantees (which are generally provided by the issuer), senior-subordi-nated structures and over-collateralization.

MUNICIPAL OBLIGATIONS
  Municipal obligations include notes, bonds and other securities issued by or on behalf of states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities. The interest on such municipal obligations will normally be exempt from fed-eral income tax. These bonds may be general obligation bonds secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest, or they may be revenue bonds payable from specific revenue sources, but are not generally backed by the issuer's taxing power. These obligations may include private activity bonds where payment is the re-sponsibility of the private industrial user of the facility financed by the bonds. Municipal notes are issued to meet short-term funding requirements of the issuer and include construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes and similar instruments. Municipal bonds will be rated investment grade by Moody's and S&P, as described above. Investment grade municipal notes will be rated MIG1, MIG2 or MIG3 by Moody's, or SP-1 or SP-2 by S&P or, if unrated, determined by the Adviser to be of com-parable quality. Please refer to the Portfolio's SAI for a detailed descrip-tion of municipal note ratings.

YANKEEDOLLAR AND EURODOLLAR SECURITIES
  Yankeedollar securities are U.S. dollar-based obligations issued inside the United States by foreign entities. Eurodollar securities are U.S. dollar-based obli-gations issued outside the United States by domestic or foreign entities. In-vestment in these securities involve certain risks which are not typically as-sociated with investing in domestic securities. For example, non U.S.-based issuers are not subject to the same accounting, auditing and financial report-ing standards as are domestic issuers. There may be less publicly-available information about non-U.S.-based issuers which may make it difficult to make investment decisions. Political factors may have an impact in the form of con-fiscatory taxation, expropriation or political instability in international markets. Some foreign governments also levy withholding taxes against dividend and interest income. Although in some countries a portion of the taxes is re-coverable, the non-recovered portion of foreign withholding taxes will reduce the income the Portfolio receives from the companies comprising its invest-ments.

ZERO COUPON SECURITIES
  A portion of the Portfolio may be invested in zero coupon securities which are fixed income securities that do not make regular interest payments. Zero coupon securities are sold at substantial discounts from their face value. The difference between a zero coupon security's issue or purchase price and its face value represents the imputed interest an investor will earn if the obli-gation is held until maturity. Zero coupon securities may offer the Portfolio the opportunity to earn higher yields than those available on ordinary inter-est paying obligations of similar credit quality and maturity. However, the prices of zero coupon securities may also exhibit greater price volatility than ordinary fixed income securities because of the manner in which their principal and interest are returned to the investor. The Portfolio will accrue income on such investments for tax and accounting purposes which is distribut-able to shareholders. Since no cash is received at the time of accrual, the Portfolio may be required to liquidate portfolio securities to satisfy its distribution obligations.

                            INVESTMENT LIMITATIONS

  The Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the U.S. Government or any of its agencies or instrumentali-
      ties);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  (c) invest more than 5% of its assets at the time of purchase in the secu-rities of companies that have (with predecessors) a continuous operat-ing history of less than 3 years;

  (d) invest more than 25% of its assets in companies within a single indus-try; however, there are no limitations on investments made in instru-ments issued or guaranteed by the U.S. Government and its agencies.

  (e) make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agree-ments or by lending its portfolio securities to banks, brokers, deal-ers and other financial institutions so long as the loans are made in compliance with the 1940 Act, as amended, or the Rules and Regulations or interpretations of the SEC;

  (f) (i) borrow, except from banks and as a temporary measure for extraor-dinary or emergency purposes and then, in no event, in excess of 33 1/3% of the Portfolio's gross assets valued at the lower of market or cost, and (ii) the Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or

  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value.

  The investment objectives of the Portfolio are fundamental and may be changed only with the approval of the holders of a majority of the outstanding shares of the Portfolio. Except for limitations (a), (b), (d), (e) and (f)(i), the Portfolio's investment limitations and policies described in this Prospec-tus and in the SAI are not fundamental and may be changed by the Fund's Board of Trustees upon reasonable notice to investors. All other investment limita-tions described here and in the SAI are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding shares of the Portfolio. If a percentage limitation on investment or utiliza-tion of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or to-tal cost of the Portfolio's assets will not be considered a violation of the restriction.

                              PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), without a sales commission at the net asset value next deter-mined after an order is received by the Custodian (See "VALUATION OF SHARES.") The minimum initial investment required is $2,500. The minimum initial invest-ment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. Certain exceptions may be made by the officers of the Fund.

  The Portfolio issues two classes of shares: Institutional Class and Institu-tional Service Class. The two classes of shares each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that the Service Class Shares offered by this Prospectus bear shareholder servicing expenses, and have exclusive voting rights with respect to the Rule 12b-1 Dis-tribution Plan pursuant to which the distribution fee may be paid. The two classes have different exchange privileges. (See "EXCHANGE PRIVILEGE") The net income attributable to Service Class Shares and the dividends payable on Serv-ice Class Shares will be reduced by the amount of the shareholder servicing and distribution fees; accordingly, the net asset value of the Service Class Shares will be reduced by such amount to the extent the Portfolio has undis-tributed net income.

  Some Service Agents may also impose additional or different conditions or other account fees on the purchase and redemption of Portfolio shares, which are not subject to the Rule 12b-1 Service and Distribution Plans. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent and, would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distributor. The Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or differ-ent conditions regarding purchases and redemptions. Shareholders who are cus-tomers of Service Agents should consult their Service Agent for information regarding these fees and conditions. A salesperson and any other person enti-tled to receive compensation for selling or servicing Portfolio shares may re-ceive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents may enter confirmed purchase orders on behalf of their cus-tomers. If shares of the Portfolio are purchased in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE"), and transmit it to the Fund's Sub-Transfer Agent prior to 4 p.m. to receive that day's share price. Proper payment for the order must be received by the Sub-Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

INITIAL INVESTMENT

BY MAIL
  . Complete and sign an Application, and mail it together with a check pay-able to UAM Funds, to:

                                UAM Funds Trust
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for purchases of shares received by mail will be credited to an ac-count at the next share price calculated for the Portfolio after receipt. Pay-ment does not need to be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment.

BY WIRE

  . As soon as possible, telephone the UAM Funds Service Center and provide the account name, address, telephone number, social security or taxpayer identification number, Portfolio selected, amount being wired, and the name of the bank wiring the funds. An account number and a wire control number will be provided to you. Next,

  .instruct your bank to wire the specified amount to the Fund's Custodian:

                         The Chase Manhattan Bank

                              ABA #021000021

                                 UAM Funds

                      BHM&S Total Return Bond Fund

                          Credit DDA #9102772952

               (Your Account Registration)________________

                 (Your Account Number)___________________

                 (Wire Control Number)___________________

  . Forward a completed Application to the UAM Funds Service Center at the address shown on the Form. Federal Funds purchases will be accepted only on days when the NYSE and the Custodian Bank are open for business.

ADDITIONAL INVESTMENTS

  Additional investments can be made at any time. The minimum additional in-vestment is $100. Shares can be purchased at net asset value by mailing a check made payable to "UAM Funds" to the above address or by wiring money to the Cus-todian Bank using the instructions outlined above. When making additional in-vestments, be sure that the account number, account name and the Portfolio to be purchased is identified on the check or wire. Prior to wiring additional in-vestments, notify the UAM Funds Service Center by calling the number on the cover of this Prospectus. Mail orders should include, when possible, the "In-vest by Mail" stub which accompanies any Fund confirmation statement.

OTHER PURCHASE INFORMATION

  Investments received by 4 p.m. ET (the close of the NYSE) will be invested at the share price calculated after the NYSE closes on that day. Investments re-ceived after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund reserves the right, in its sole discre-tion, to suspend the offering of shares or reject purchase orders of the Port-folio when, in the judgement of management, such suspension or rejection is in the best in-terests of the Fund. Purchases of shares will be made in full and fractional shares calculated to three decimal places. Certificates for whole shares will be issued upon written request by the shareholder. Certificates for fractional shares will not be issued.

IN-KIND PURCHASES
  If accepted by the Fund, shares of the Portfolio may be purchased in ex-change for securities which are eligible for acquisition by the Portfolio, as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by the Port-folio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for invest-ment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of the Portfolio unless:

    . at the time of exchange, such securities are eligible to be in-cluded in the Portfolio (current market quotations must be readily available for such securities);

    . the investor represents and agrees that all securities offered to be exchanged are liquid securities and not subject to any restric-tions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and

    . the value of any such securities (except U.S. Government securities) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

  Investors who are subject to Federal taxation upon exchange may realize a gain or loss for Federal income tax purposes depending upon the cost of secu-rities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of the Portfolio may be redeemed by mail or telephone, at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. No charge is made for redemptions. Any re-demption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

    . share certificates, if issued;

    . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are regis-tered;

    . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

    . any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pen-sion and profit sharing plans and other organizations.

BY TELEPHONE
  A redemption request by telephone requires the following:

    . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Application; and

    . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

    . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed);

    . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include re-quiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written in-structions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by tele-phone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

    . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

    . redemptions where the proceeds are to be sent to someplace other than the registered address, or

    . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION
  Normally, the Fund will make payment for all shares redeemed under proper procedures within one business day of and no more than seven days after the receipt of the request, or earlier if required under applicable law. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances determined by the SEC.

  If the Board of Trustees determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur bro-kerage charges on the sale of portfolio securities received in payment of re-demptions.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
  Service Class Shares of the Portfolio may be exchanged for Service Class Shares of any other Portfolio of the Fund. (See the list of Portfolios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to 4 p.m. (ET) will be processed as of the close of business on the same day. Re-quests received after 4 p.m. will be processed on the next business day. The Board of Trustees may limit the frequency and amount of exchanges permitted. For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES -- BY TELEPHONE". An ex-change into another UAM Funds Portfolio is a sale of shares and may result in a gain or loss for income tax purposes. The Fund may modify or terminate the exchange privilege at any time.

                        SERVICE AND DISTRIBUTION PLANS

  Under the Service Plan for Service Class Shares, adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund may enter into service agreements with Service Agents (broker-dealers or other financial institutions) who receive fees with respect to the Fund's Service Class Shares owned by shareholders for whom the Service Agent is the dealer or holder of record, or for whom the Service Agent performs Servicing, as defined below. These fees are paid out of the assets allocable to Service Class Shares to the Distributor or to the Service Agents directly or through the Distributor. The Fund reimburses the Distributor or the Service Agent for payments made at an annual rate of up to
0.25 of 1% of the average daily value of Service Class Shares owned by clients of the Service Agent during the period payments for Servicing are being made to it. Such payments are borne exclusively by the Service Class Shares. Each item for which a payment may be made under the Service Plan constitutes per-sonal service and/or shareholder account maintenance and may constitute an ex-pense of distributing Fund shares as the SEC construes such term under Rule 12b-1. The fees payable for servicing reflect actual expenses incurred up to the limits described herein.

  Servicing may include assisting clients in changing dividend options, ac-count designations and addresses; performing subaccounting; establishing and maintaining shareholder accounts and records; processing purchase and redemp-tion transactions; investing client cash account balances automatically in Service Class Shares; providing periodic statements showing a client's account balance and integrating such statements with those of other transactions and balances in the client's other accounts serviced by the Service Agent; arrang-ing for bank wires; and such other services as the Fund may request, to the extent the Service Agent is permitted by applicable statute, rule or regula-tion.

  The Glass-Steagall Act and other applicable laws prohibit federally chart-ered or supervised banks from engaging in certain aspects of the business of issuing, underwriting, selling and/or distributing securities. Accordingly, banks are engaged to act as Service Agent only to perform administrative and shareholder servicing functions, including transaction-related agency services for their customers. If a bank is prohibited from acting as a service agent, alternative means for continuing the servicing of its shareholders would be sought and the shareholder clients of the bank will remain Fund shareholders.

  The Distributor promotes the distribution of the Service Class Shares in ac-cordance with the terms of a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan provides for the use of Fund assets allocable to Service Class Shares to pay expenses of distributing such shares.

  The Distribution Plan and Service Plan (the "Plans") were approved by the Board, including a majority of the Trustees who are not "interested persons" of the Fund as defined in the 1940 Act (and each of whom has no direct or in-direct financial interest in the Plans or any agreement related thereto, re-ferred to herein as the "12b-1 Trustees"). The Plans may be terminated at any time by the vote of the Board or the 12b-1 Trustees, or by the vote of a ma-jority of the outstanding Service Class Shares of the Portfolio involved.

  While the Plans continue in effect, the selection of the 12b-1 Trustees is committed to the discretion of such persons then in office. The Plans provide generally that the Portfolio may incur distribution and service costs under the Plans which may not exceed in the aggregate 0.75% per annum of the Portfo-lio's net assets. The Board has currently limited aggregate payments under the Plans to 0.50% per annum of the Portfolio's net assets. The Service Class Shares offered by this Prospectus currently are not making payments under the Distribution Plan. Upon implementation, the Distribution Plan would permit payments to the Distributor, broker-dealers, other financial institutions, sales representatives or other third parties who render promotional and dis-tribution services, for items such as advertising expenses, selling expenses, commissions or travel reasonably intended to result in sales of Service Class Shares and for the printing of prospectuses sent to prospective purchasers of Service Class Shares of the Portfolio.

  Although the Plans may be amended by the Board of Trustees, any changes in the Plans which would materially increase the amounts authorized to be paid under the Plans must be approved by shareholders of the Class involved. The total amounts paid under the foregoing arrangements may not exceed the maximum limits specified above, and the amounts and purposes of expenditures under the Plans must be reported to the 12b-1 Trustees quarterly. The amounts allowable under the Plans for each Class of Shares of the Portfolio are also limited un-der certain rules of the National Association of Securities Dealers, Inc.

  In addition to payments by the Fund under the Plans, the Distributor, United Asset Management Corporation, the parent company of UAMSFI, and of the Adviser or any of their affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, a Portfolio or any Class of Shares of a Portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such serv-ices arrangements, when in effect, are made generally available to all quali-fied service providers. The Adviser may compensate its affiliated companies for referring investors to the Portfolio.

  The Distributor, the Adviser and certain of their other affiliates also par-ticipate, at the date of this Prospectus, in an arrangement with Smith Barney Inc. ("Smith Barney") under which Smith Barney provides certain defined con-tribution plan marketing and shareholder services and receives from such enti-ties an amount equal to up to 33.3% of the portion of the investment advisory fees attributable to the invested assets of Smith Barney's eligible customer accounts without regard to any expense limitation in addition to amounts pay-able to all selling dealers. The Fund also compensates Smith Barney for serv-ices it provides to certain defined contribution plan shareholders that are not otherwise provided by UAMFSI.

                              VALUATION OF SHARES

  The net asset value of the Portfolio is determined by dividing the value of the Portfolio's assets attributable to the class , less any liabilities at-tributable to the class, by the number of shares outstanding attributable to the class. The net asset value per share of the Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

  Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Trustees determines that amortized cost reflects fair value.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Fund's Board of Trustees.

                           PERFORMANCE CALCULATIONS

  The Portfolio measures performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance.

  Yield refers to the income generated by an investment in the Portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all bond funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  Performance will be calculated separately for Institutional Class and Serv-ice Class Shares. Dividends paid by the Portfolio with respect to Institu-tional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service fees, distribution charges and any incremental transfer agency costs relating to Service Class Shares will be borne exclusively by that class.

  The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolio's SAI. This information may also be included in sales literature and advertising.

  The Portfolio's Annual Report of Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. Con-tact the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in quarterly dividends. If any net capital gains are realized, the Portfolio will normally distribute them annually. All dividends and capital gains distributions will be automatically reinvested in additional shares of the Portfolio unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES
  The Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal income tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, the Portfolio must, among other things, distribute substantially all of its ordinary income and net capital gains on an annual basis and maintain a portfolio of invest-ments which satisfies certain diversification criteria.

  Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains. Shareholders will be notified annually of dividend income earned for tax purposes.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month will be treated as if they had been paid by the Fund and received by the shareholders on December 31 of the same calendar year, pro-vided that the dividends are paid before February of the following year.

  The Fund is required by Federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number you have provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Application or on a separate form supplied by the Fund.

  Dividends and interest received by the Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce the Port-folio's dividends but are included in the taxable income reported on your tax statement if the Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deduc-tions and credits for foreign taxes.

                              INVESTMENT ADVISER

  The Adviser is a registered investment adviser formed in 1979. Its business offices are located at One McKinney Plaza, 3232 McKinney Avenue, 15th Floor, Dallas, Texas 75204. It is a wholly-owned subsidiary of United Asset Manage-ment Corporation ("UAM") and provides and offers investment management serv-ices to corporate, public and Taft-Hartley employee benefit plans, founda-tions, endowments, health care and other institutions and investors. The Ad-viser currently has $20 billion in assets under management.

  The Portfolio pays an annual fee in monthly installments to the Adviser for advisory services. This fee is accrued daily and paid every month as a per-centage of the average net assets in the Portfolio for that month. The per-centage fee on an annual basis is 0.35%. The Adviser has agreed to waive a portion of its advi-sory fees and to assume certain operating expenses in order to keep the Port-folio's Service Class Shares total operating expenses from exceeding 0.80% of average daily net assets through December 31, 1997. The Adviser will not be reimbursed by the Fund for any advisory fees which are waived or expenses which the Adviser may bear on behalf of the Fund for a given fiscal year.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolio. The Adviser and its parent company may also make payments to unaffiliated brokers who perform distribution, marketing, shareholder and other services with respect to the Portfolio.

  The investment professionals at the Adviser responsible for the day-to-day management of the Portfolio and their qualifications are as follows:

  JOHN S. WILLIAMS -- Fixed Income Principal and the first fixed income port-folio manager at the Adviser in 1983. Mr. Williams has also managed balanced and municipal portfolios during his 20 year investment career. Prior to join-ing the Adviser, he was responsible for the management of all fixed income as-sets at Southland Trust, Dallas, Texas, and prior to that was a portfolio man-ager and securities analyst at InterFirst Bank Dallas Trust Department. Mr. Williams has served on the Advisory Committee for the Texas Teachers Retire-ment System and is an active member in the Dallas Investment Analysts Society. He currently is a Director of United Asset Management Corporation. Mr. Wil-liams is a Chartered Financial Analyst, earning his MBA in 1976 and BBA in 1975 from Texas Christian University.

  DAVID R. HARDIN -- Fixed Income Principal and portfolio manager. Prior to joining the Adviser in 1987, Mr. Hardin was the Vice President and Director of the Fixed Income Group of RepublicBank Dallas Trust Department. In that posi-tion, he was responsible for the management of all taxable and tax-exempt fixed income assets of the Trust Division, including all separately managed accounts, collective investment fund products, and the creation of and manage-ment of an SEC-registered mutual fund. Prior to attaining the Director's posi-tion, Mr. Hardin was a taxable portfolio manager and also served as the credit analyst for the Trust Division. He started his investment career as a private placement credit analyst while employed by American General Insurance Co. in Houston in 1976. Mr. Hardin received an M.Sc. from The London School of Eco-nomics in 1975 and a BBA from Texas Christian University in 1973.

  STEPHEN M. MILANO -- Fixed Income Principal and portfolio manager. Prior to joining the Adviser in 1990, Mr. Milano was employed at Salomon Brothers, Inc. in New York as a Vice President of the Fixed Income Strategy Group. In that role he was a specialist in developing portfolio structure and strategies for active management of taxable assets. While at Salomon he also served as Prod-uct Sales Manager for International Fixed Income Securities and as a Mortgage and Government Specialist. Prior to joining Salomon, Mr. Milano was employed as a portfolio manager and trader at Equitable Life Assurance Society. He re-ceived his BS in Economics with a concentration in Finance from the Wharton School of the University of Pennsylvania in 1980.

  J. SCOTT MCDONALD -- Fixed Income Portfolio Analyst/Trader. Mr. McDonald joined the Adviser in 1995 to serve as a security and portfolio specialist for the Fixed Income Group. In addition to security and portfolio analyst, he is responsible for systems analytics used in the evaluation of effective/option adjusted yield measurements for all securities and portfolios. He also serves as compliance monitor of all fixed income portfolios to ensure commonality of structure and diversification. Mr. McDonald previously served as the Senior Vice President and Portfolio Manager at Life Partners Group, Inc. in Dallas. While with Life Partners, he was responsible for implementing investment strategy for $3 billion in assets. Additionally, he has been employed by Texas Commerce Bank Houston as a Credit Supervisor and Lending Officer. He received his MBA in 1991 from the University of Texas at Austin and his BBA from South-ern Methodist University in 1986.

  DEBORAH J. ANDERSON -- Senior Portfolio Assistant. Ms. Anderson is responsi-ble for all administrative staff and their duties associated with the fixed income product management, including communication/liaison with all clients, custodial banks, and brokerage relationships. She supervises all operational aspects of fixed income security trading and works extensively with reporting requirements for all clients and regulatory agencies. Prior to joining the Ad-viser in 1988, Ms. Anderson served as a Trust Officer with Trust Company of Texas and its predecessor, Southland Trust Co. She received a BBA in Account-ing from the University of Texas at Arlington in 1974.

                       ADVISER'S HISTORICAL PERFORMANCE

  Below are certain performance data provided by the Adviser pertaining to the composite of separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objectives, poli-cies and strategies as those of the Portfolio. The performance data for the managed accounts is net of all fees and expenses. The investment returns of the Portfolio may differ from those of the separately managed accounts because such separately managed accounts may have fees and expenses that differ from those of the Portfolio. Further, the separately managed accounts are not sub-ject to investment limitations, diversification requirements and other re-strictions imposed by the 1940 Act and Internal Revenue Code; such conditions, if applicable may have lowered the returns for the separately managed ac-counts. The results presented are not intended to predict or suggest the re-turn to be experienced by the Portfolio or the return an investor might achieve by investing in the Portfolio.

           BARROW, HANLEY, MEWHINNEY & STRAUSS, INC -- BOND ACCOUNT
                (PERCENTAGE RETURNS OF NET OF MANAGEMENT FEES)

                          BARROW, HANLEY, MEWHINNEY & LEHMAN BROTHERS AGGREGATE
     CALENDAR YEARS              STRAUSS, INC.               BOND INDEX
     --------------       --------------------------- -------------------------
1987....................              3.15%                      2.76%
1988....................              7.30%                      7.89%
1989....................             15.01%                     14.53%
1990....................              9.18%                      8.96%
1991....................             16.54%                     16.00%
1992....................              7.56%                      7.40%
1993....................             10.56%                      9.75%
1994....................             (3.44)%                    (2.92)%
1995....................             17.64%                     18.46%
9 Months ended 9/30/96..              0.56%                      0.61%
Annualized..............              8.42%                      8.37%
Cumulative..............            226.66%                    218.91%
Nine-Year Mean (1/1/87-
  12/31/95).............              9.28%                      9.20%
Value of $1 invested
  during (1/1/87-
  9/30/96)..............            $ 3.27                     $ 3.19

Notes:
1. The annualized return is calculated from monthly data, allowing for com-pounding. The formula used is in accordance with the acceptable methods set forth by the Association for Investment Management Research, the Bank Administration Institute, and the Investment Counsel Association of Ameri-ca. Market Value of the account was the sum of the account's total assets, including cash, cash equivalents, short-term investments, and securities valued at current market prices.
2. The cumulative return means that $1 invested in the account on January 1, 1979 had grown to $15.88 by September 30, 1996.
3. The 9-year mean is the arithmetic average of the annual returns for the calendar years listed.
4. The Lehman Brothers Aggregate Bond Index is an unmanaged index, which as-sumes reinvestment of dividends and is generally considered representative of securities similar to those invested in by the Adviser for the purpose of the composite performance numbers set forth above.
5. The Adviser's average annual management fee over the period shown (1/1/87-9/30/96) was 0.33% or 33 basis points. During the period, fees on the Ad-viser's individual accounts ranged from 0.25% to 0.45% (25 basis points to 45 basis points). Net returns to investors vary depending on the manage-ment fee.
6. The S&P 500 is an unmanaged index which assumes reinvestment of dividends and is generally considered representative of securities similar to those invested in by the Adviser for the purpose of the composite performance numbers set forth above.
7. The Adviser's average annual management fee over the period shown (1/1/79-9/30/96) was 0.40% or 40 basis points. During the period, fees on the Ad-viser's individual accounts ranged from 0.32% to 1.00% (32 basis points to 100 basis points). Net returns to investors vary depending on the manage-ment fee.

                            ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of United As-set Management Corporation, is responsible for performing and overseeing ad-ministrative, fund accounting, dividend disbursing and transfer agent services provided to the Fund and its Portfolios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  Each Portfolio pays UAMFSI a two part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio-specific fees are calculated from the aggregate net assets of each Portfolio:

                                                                           RATE
                                                                           ----
   BHM&S Total Return Bond Portfolio...................................... .04%

  CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined Fund assets;
  0.11 of 1% of the next $800 million of combined Fund assets;
  0.07 of 1% of combined Fund assets in excess of $1 billion but less than $3 billion;
  0.05 of 1% of combined Fund assets in excess of $3 billion.

  Fees are allocated among the Portfolios on the basis of their relative as-sets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

                                  DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of United Asset Man-agement with its principal office located at 211 Congress Street, Boston, Mas-sachusetts 02110, distributes the shares of the Fund. Under the Fund's Distri-bution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to this Portfolio (except as described under "Service and Distri-bution Plans" above). The Agreement continues in effect as long as it is ap-proved at least annually by the Fund's Board of Trustees. Those approving the Agreement include a majority of Trustees who are neither parties to the Agree-ment nor interested persons of any such party. This Agreement provides that the Fund will bear the costs of the registration of its shares with the SEC and various states and the printing of its prospectuses, SAIs and reports to shareholders.

                            PORTFOLIO TRANSACTIONS

  The Advisory Agreements for each of the Fund's Portfolios authorize the Ad-viser to select the brokers or dealers that will execute the purchases and sales of investment securities for each Portfolio. The Agreements direct the Adviser to use its best efforts to obtain the best available price and most favorable execution for all transactions of the Portfolios. If consistent with the interests of the Portfolios, the Adviser may select brokers on the basis of research, statistical and pricing services these brokers provide to the Portfolios in addition to required Adviser services. Such brokers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that the commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolios and the Adviser's other clients. Although not a typical practice, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser.

  If a purchase or sale of securities is consistent with the investment poli-cies of a Portfolio and one or more other clients served by the Adviser is considering a purchase at or about the same time, transactions in such securi-ties will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for al-locating such transactions, allocations are subject to periodic review by the Fund's Trustees.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized as a Delaware business trust on May 18, 1994 under the name "The Regis Fund II." On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust." The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial inter-est, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without fur-ther action by shareholders.

  At its discretion, the Board of Trustees may create additional Portfolios and classes of shares. The shares of each Portfolio are fully paid and nonas-sessable, and have no preference as to conversion, exchange, dividends, re-tirement or other features and no pre-emptive rights. They have noncumulative voting rights, which means that holders of more than 50% of shares voting for the election of Trustees can elect 100% of the Trustees. A shareholder is en-titled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

  As of December 6, 1996, Hartnat & Co., Boston, MA held of record 28% and Sa-rah Campbell Blaffey Foundation held 27% of the outstanding shares of the Portfolio's Institutional Class Shares and Hartnat & Co. held 58.8% of the outstanding shares of the Portfolio's Institutional Service Class Shares for which ownership is disclaimed or presumed disclaimed. The persons or organiza-tions owning 25% or more of the outstanding shares of the Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) the Portfolio. As a result, these persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

  Both Institutional Class and Service Class Shares represent an interest in the same assets of a Portfolio. Service Class Shares bear certain expenses re-lated to shareholder servicing and may bear expenses related to distribution. Service Class Shares have exclusive voting rights with respect to matters re-lating to such distribution expenditures. Information about the Institutional Class Shares of the Portfolio is available upon request by contacting the UAM Funds Service Center.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Trustees will call a meeting of shareholders if such a meeting is requested in writing by the hold-ers of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters.

CUSTODIAN
  The Chase Manhattan Bank serves as custodian of the Fund's assets.

ACCOUNTANTS
  Price Waterhouse LLP acts as the independent accountants for the Fund.

REPORTS
  Investors will receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the address or telephone number listed on the cover of this Prospectus.

LITIGATION
  The Fund is not involved in any litigation.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE PORTFOLIO'S STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PRO-SPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OF-FERING MAY NOT BE LAWFULLY MADE.

                       UAM FUNDS -- SERVICE CLASS SHARES

 BHM&S Total Return Bond Portfolio

 FPA Crescent Portfolio

 MJI International Equity Portfolio

 Newbold's Equity Portfolio

 NWQ Balanced Portfolio

 NWQ Value Equity Portfolio

 Sirach Growth Portfolio

 Sirach Special Equity Portfolio

 Sirach Strategic Balanced Portfolio

 Sirach Equity Portfolio

 Sterling Partners' Balanced Portfolio

 Sterling Partners' Equity Portfolio

 Sterling Partners' Short-Term Fixed Income Portfolio

 Sterling Partners' Small Cap Value Portfolio

 Fixed Income Portfolio

 TJ Core Equity Portfolio

  UAM Funds Service Center
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798
  1-800-638-7983

  Investment Adviser
  Barrow, Hanley, Mewhinney & Strauss, Inc.
  One McKinney Plaza,
  3232 McKinney Avenue,
  15th Floor, Dallas, Texas 75204

  Distributor
  UAM FUND DISTRIBUTORS, INC.
  211 Congress Street
  Boston, MA 02110





  PROSPECTUS

  January 3, 1997

[LOGO OF UAM FUNDS APPEARS HERE]

  BHM&S Total Return
  Bond Portfolio

  Institutional
  Class Shares



    P R O S P E C T U S



                    January 3, 1997

                                   UAM FUNDS

                           UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                1-800-638-7983

-------------------------------------------------------------------------------

                       BHM&S TOTAL RETURN BOND PORTFOLIO

                          INSTITUTIONAL CLASS SHARES
         INVESTMENT ADVISER: BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.

-------------------------------------------------------------------------------

                         PROSPECTUS -- JANUARY 3, 1997

  UAM Funds Trust (the "Fund") is an open-end investment company known as a "mutual fund." The Fund consists of multiple series (known as "Portfolios"), each of which has different investment objectives and policies. The BHM&S To-tal Return Bond Portfolio currently offers two separate classes of shares: In-stitutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). Shares of each class represent equal, pro-rata interests in a Portfolio and accrue dividends in the same manner except that Service Class Shares bear fees payable by the class to financial institutions for services they provide to the owners of such shares. The securities offered in this Pro-spectus are Institutional Class Shares of one diversified, no-load Portfolio of the Fund managed by Barrow, Hanley, Mewhinney & Strauss, Inc.

  BHM&S TOTAL RETURN BOND PORTFOLIO. BHM&S Total Return Bond Portfolio (the "Portfolio") seeks to provide maximum long-term total return consistent with reasonable risk to principal by investing in investment grade fixed income se-curities of varying maturities. Income return is expected to be a predominant portion of the Portfolio's total return. Any capital return on the Portfolio is dependent upon, among other factors, interest rate changes as well as the average maturity and duration of the Portfolio. The Adviser believes that by investing in undervalued securities with above average effective yields and capital appreciation potential, the Portfolio will generate superior returns over the long term while minimizing volatility and, therefore, downside risk.

  There can be no assurance that the Portfolio will achieve its stated objec-tive.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission. The SAI is dated January 3, 1997 and has been incorporated by reference into this Prospectus. For a free copy of the SAI contact the UAM Funds Service Center at the address or telephone number above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECU-RITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CON-TRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

Fund Expenses...............................................................   1
Prospectus Summary..........................................................   3
Risk Factors................................................................   4
Financial Highlights........................................................   5
Investment Objective........................................................   6
Investment Policies.........................................................   6
Other Investment Policies...................................................   7
Investment Limitations......................................................  12
Purchase of Shares..........................................................  13
Redemption of Shares........................................................  16
Shareholder Services........................................................  18
Valuation of Shares.........................................................  18
Performance Calculations....................................................  19
Dividends, Capital Gains Distributions and Taxes............................  20
Investment Adviser..........................................................  21
Adviser's Historical Performance............................................  23
Administrative Services.....................................................  24
Distributor.................................................................  25
Portfolio Transactions......................................................  25
General Information.........................................................  26
UAM Funds -- Institutional Class Shares.....................................  28

                                 FUND EXPENSES

  The following table illustrates expenses and fees that a shareholder of the Portfolio's Institutional Class Shares would incur. Transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PURCHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES

                                                                   INSTITUTIONAL
                                                                   CLASS SHARES
                                                                   -------------
   Sales Load Imposed on Purchases................................     NONE
   Sales Load Imposed on Reinvested Dividends.....................     NONE
   Deferred Sales Load............................................     NONE
   Redemption Fees................................................     NONE
   Exchange Fees..................................................     NONE

                        ANNUAL FUND OPERATING EXPENSES
                        (AS A PERCENTAGE OF NET ASSETS)

                                                                 INSTITUTIONAL
                                                                 CLASS SHARES
                                                                 -------------
   Investment Advisory Fees.....................................      0.35 %
   Administrative Fees..........................................      1.11 %
   12b-1 Fees...................................................      NONE
   Other Expenses...............................................      0.64 %
   Advisory Fees Waived and Expenses Assumed....................     (1.55)%
                                                                     -----
   Total Operating Expenses (After Fee Waiver and Expenses
     Assumed)...................................................      0.55 %*
                                                                     =====

-----------
* The Adviser has voluntarily agreed to waive all or a portion of its advisory fees and to assume operating expenses to keep the Portfolio's Institutional Class Shares' total annual operating expenses (excluding interest, taxes and extraordinary expenses) from exceeding 0.55% of average daily net assets through December 31, 1997. The figures above include the effect of expense offsets. If expense offsets were excluded, annualized Total Operating Ex-penses for the six month period ended October 31, 1996 would not differ. (See "FINANCIAL HIGHLIGHTS.") It is estimated that, if the Adviser did not waive fees and assume expenses, the total annual operating expenses of the Portfolio's Institutional Class Shares would be 2.10% of average daily net assets. The Fund will not reimburse the Adviser for any advisory fees that are waived or Portfolio expenses that the Adviser may bear on behalf of the Portfolio for a given fiscal year.

  The table above shows various fees and expenses an investor may bear di-rectly or indirectly. The expenses and fees set forth above are estimates for the fiscal year and are annualized based on the Portfolio's Institutional Class Shares' operations during the semi-annual period ended October 31, 1996.

For purposes of calculating the estimated fees and expenses set forth above, it is assumed that the Portfolio's average daily net assets will be $10 mil-lion.

  The following example illustrates expenses a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. The Portfolio charges no redemption fees of any kind.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
   Institutional Class Shares...................  $ 6     $18     $31     $69

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN ABOVE.

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER
  Barrow, Hanley, Mewhinney & Strauss, Inc. (the "Adviser") is a registered investment adviser specializing in the active management of stock, bond and balanced portfolios for institutional, tax-exempt clients. Founded in 1979, the firm is a wholly-owned subsidiary of United Asset Management Corporation. The Adviser currently has $20 billion in assets under management. (See "IN-VESTMENT ADVISER.")

PURCHASE OF SHARES
  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor") to investors at net asset value without a sales commission. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment is $2,500. The minimum for subsequent investments is $100. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. Certain exceptions to the initial or minimum investment amounts may be made by the officers of the Fund (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income in quarterly dividends. The Portfolio will distribute any realized net capital gains annually. Distributions will be reinvested in the Portfo-lio's shares automatically unless an investor elects to receive cash distribu-tions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTION OF SHARES
  Shares of the Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. (See REDEMPTION OF SHARES.")

ADMINISTRATIVE SERVICES
  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of United As-set Management Corporation, is responsible for performing and overseeing ad-ministration, fund accounting, dividend disbursing and transfer agency serv-ices provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES").

                                 RISK FACTORS

  Prospective investors should consider the following: (1) The fixed income securities held by the Portfolio will be affected by general changes in inter-est rates resulting in increases or decreases in the value of the securities. The value of fixed income securities can be expected to vary inversely to the changes in prevailing interest rates, i.e., as interest rates decline, the market value of fixed income securities tends to increase and vice versa; (2) The Portfolio may purchase securities on a when-issued basis which do not earn interest until issued and may decline or appreciate in market value prior to their delivery to the Portfolio; (3) The Portfolio will invest in investment grade debt securities, but reserves the right to hold securities that have been downgraded. Adverse economic and corporate changes and changes in inter-est rates may have a greater impact on issuers of lower rated debt securities which the Portfolio may hold, which may lead to greater price volatility. Al-so, lower rated securities may be more difficult to value accurately or sell in the secondary market; (4) The Portfolio may invest in repurchase agreements which entail a risk of loss should the seller default on its transaction; (5) The Portfolio may lend its investment securities, which entails a risk of loss should a borrower fail financially. (See "OTHER INVESTMENT POLICIES.")

                             FINANCIAL HIGHLIGHTS

  The following table provides selected per share information for a share out-standing throughout the periods presented for the Portfolio's Institutional Class Shares. This table is part of the Portfolio's Financial Statements in-cluded in the Portfolio's 1996 Annual Report to Shareholders and the 1996 Semi-Annual Report to Shareholders. The Reports are incorporated into the Portfolio's SAI. The Portfolio's Financial Statements for the period ended April 30, 1996 have been audited by Price Waterhouse LLP whose unqualified opinion on the Financial Statements for the period ended April 30, 1996 is also incorporated into the SAI. Please read the following information in con-junction with the Portfolio's 1996 Annual Report to Shareholders and the 1996 Semi-Annual Report to Shareholders.

                                                                    SIX MONTHS
                                                                       ENDED
                                                NOVEMBER 1, 1995**  OCTOBER 31,
                                                         TO            1996
                                                APRIL 30, 1996++    (UNAUDITED)
                                                ------------------- -----------
NET ASSET VALUE, BEGINNING OF PERIOD...........       $10.00          $  9.85
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income........................         0.28             0.18
  Net Realized and Unrealized Gain (Loss) on
    Investments................................        (0.27)            0.31
                                                      ------          -------
                                                        0.01             0.49
                                                      ------          -------
DISTRIBUTIONS
  Net Investment Income........................        (0.16)           (0.25)
                                                      ------          -------
NET ASSET VALUE, END OF PERIOD.................       $ 9.85          $ 10.09
                                                      ======          =======
TOTAL RETURN+..................................         0.08%            5.06%
RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (Thousands)........       $2,445          $12,330
  Ratio of Expenses to Average Net Assets+.....         0.61%*           0.55%*
  Ratio of Net Investment Income to Average Net
    Assets.....................................         5.53%*           4.31%*
  Portfolio Turnover Rate......................           55%             111%
  Voluntary Waived Fees and Expenses Assumed by
    the Adviser Per Share......................       $ 0.23          $  0.04
  Ratio of Expenses to Average Net Assets In-
    cluding Expenses Offsets...................         0.55%*           0.55%*

-----------
 *  Annualized
**  Commencement of Operations.
 + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period.
++ Per share amounts for the period ended April 30, 1996 are based on average outstanding shares.

                             INVESTMENT OBJECTIVE

  The objective of the Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal by investing in investment grade fixed income securities of varying maturities. Income return is expected to be a predominant portion of the Portfolio's total return. Any capital return on the Portfolio is dependent upon, among other factors, interest rate changes as well as the average maturity and duration of the Portfolio. The Adviser be-lieves that by investing in undervalued securities with above average effec-tive yields and capital appreciation potential, the Portfolio will generate superior returns over the long term while minimizing volatility and, there-fore, downside risk.

                              INVESTMENT POLICIES

  The Portfolio seeks to achieve its objective by investing at least 90% of its total assets in a diversified portfolio of the following dollar-denomi-nated investment grade issues of varying maturities: U.S. Treasuries and Agen-cies; zero coupon obligations; mortgage-backed securities; asset-backed secu-rities; corporate bonds; municipal bonds; and domestic, Yankeedollar and Euro-dollar bonds (See "OTHER INVESTMENT POLICIES"). These issues may have fixed, variable or floating rates of interest. As a matter of policy, the Adviser does not intend to invest in or utilize futures, options or other complex de-rivative instruments or securities.

  The Adviser expects to actively manage the Portfolio in order to meet the investment objective. To produce favorable returns, the Adviser will invest in securities that it believes to be undervalued, generating an effective yield advantage versus the market. To control the volatility of returns, the Portfo-lio will exhibit a high current yield, a high quality and a conservative matu-rity structure.

  The Adviser's decision process will focus on security selection, sector con-centration and yield curve positioning. The Adviser will not engage in eco-nomic forecasts in an attempt to "time the market" since it believes that there are too many economic and political variables on a domestic and interna-tional basis to do so successfully on a consistent basis. Therefore, the Port-folio will maintain a conservative maturity structure, with securities being diversified along the yield curve. The Portfolio's average weighted maturity will generally be ten years or less, with the average weighted duration compa-rable to that of the Salomon Brothers' Broad Investment Grade Index which is approximately five years. Duration compares interest rate risk between securi-ties with different coupons and different maturities, summarizing in a single number the price sensitivity of a bond--how a bond's maturity and coupon rate affect its exposure to interest rate risk. Duration involves the application of several principles: as the maturity of a bond increases, duration increas-es; as the coupon of a bond increases, duration decreases; generally, the lower the coupon payment, the higher the duration; and duration decreases as the frequency of the coupon payment increases. Generally, 10% or less of the Port-folio's assets will be invested in various short-term investments. (See "SHORT-TERM INVESTMENTS").

  The Adviser's security selection process begins by analyzing a bond's yield to maturity premium (or spread) versus the most recently issued U.S. Treasury of similar maturity. Having identified bonds with an above-average premium, the Adviser will then evaluate factors that could influence the bond's future premium (i.e., credit quality, security structure, supply/demand relation-ships, etc.). The objective of this process is to identify those issues whose yield premium will compress or narrow over a wide range of potential interest rate change, supporting superior long term performance. Furthermore, the Ad-viser will concentrate the Portfolio's holdings in industry sectors and matu-rity ranges that it believes are undervalued while seeking a prudent level of diversification.

  The Portfolio will invest in investment grade bonds which have one of the four highest rating categories (i.e. Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's) or AAA, AA, A or BBB by Standard & Poor's Corporation ("S&P")) at the time of purchase. Bonds rated Baa or BBB have speculative characteristics and may be more sensitive to changes in the economy and the financial condition of issuers than higher rated bonds. The Adviser also re-serves the right to retain securities which are downgraded by one or both of the rating agencies if, in the Adviser's judgment, retention of the securities is warranted. The Portfolio's SAI contains a more detailed description of bond ratings.

                           OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS
  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market instruments including cer-tificates of deposit, bankers' acceptances, time deposits, U.S. Government ob-ligations, U.S. Government agency securities, short-term corporate debt secu-rities, and commercial paper rated A-1 or A-2 by Standard & Poor's Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc. or if unrated, deter-mined by the Adviser to be of comparable quality.

  Time deposits maturing in more than seven days will not be purchased by the Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of the Portfolio. The Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Fed-eral Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an invest-ment quality comparable with other debt securities which may be purchased by the Portfolio.

  The Fund has received permission from the Securities and Exchange Commission (the "SEC") to deposit the daily uninvested cash balances of the Fund's Port-folios, as well as cash for investment purposes, into one or more joint ac-counts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By en-tering into these investments on a joint basis, it is expected that a Portfo-lio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio. (See "INVESTMENT COMPA-NIES.")

REPURCHASE AGREEMENTS
  The Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "Short-Term Investments." In a repurchase agreement, the Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is also required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The use of repurchase agreements involves certain risks. For example, a default by the seller of the agreement may cause the Portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent se-curity selection criteria and careful monitoring procedures. The Fund has re-ceived permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint ba-sis. By entering into joint repurchase agreements, the Portfolio may incur lower transactions costs and earn higher rates of interest on joint repurchase agreements. The Portfolio's contribution would determine its return from a joint repurchase agreement. (See "SHORT TERM INVESTMENTS.")

LENDING OF SECURITIES
  The Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. The Portfolio will not loan securities to the extent that greater than one-third of its assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is sub-ject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Trustees. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Trustees. The Portfolio will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES
  The Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more be-fore delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by the Portfolio until it re-ceives payment or delivery from the other party to any of the above transac-tions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. The Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Typically, no income ac-crues on securities purchased on a delayed delivery basis prior to the time delivery is made although the Portfolio may earn income on securities it has deposited in a segregated account.

  The Portfolio may engage in these types of purchases in order to buy securi-ties that fit with its investment objectives at attractive prices -- not to increase its investment leverage.

PORTFOLIO TURNOVER
  Portfolio turnover is not anticipated to exceed 150%. In addition to Portfo-lio trading costs, higher rates of portfolio turnover may result in the reali-zation of capital gains. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX-ES" for more information on taxation). The Portfolio will not normally engage in short-term trading, but reserves the right to do so. The table set forth in "Financial Highlights" presents the Portfolio's historical portfolio turnover rates.

INVESTMENT COMPANIES
  The Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company, nor may it acquire more than 3% of the voting securities of any investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC, to allow each of its Portfo-lios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio provided that the investment is consistent with the Portfolio's investment policies ad re-strictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advi-sory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other share-holders.

RESTRICTED AND ILLIQUID SECURITIES
  The Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified in-stitutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Trustees, the Adviser determines the li-quidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these re-stricted securities are not treated as illiquid securities for purposes of the Portfolio's investment limitations. The Portfolio may invest up to 15% of its net assets in illiquid securities. Prices realized from the sales of these se-curities could be more or less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities.

MORTGAGE-BACKED SECURITIES
  Mortgage-backed securities are collateralized by pools of mortgages assem-bled for subsequent sale to investors by various governmental agencies and sponsored organizations as well as by private issuers. The underlying assets collateralizing the mortgage-backed securities may include single-family, mul-tifamily and commercial properties. The two fundamental forms of mortgage-backed securities are pass-throughs and collateralized mortgage obligations ("CMOs"). Pass-throughs produce monthly payments of principal and interest from the underlying mortgages. CMOs divide the cash flows generated from the underlying mortgages or mortgage pass-through securities into different seg-ments known as "tranches" which are then retired sequentially over time in or-der of priority. The market value and yield of mortgage-backed securities will fluctuate due to market interest rate change and early prepayments of the un-derlying mortgages. As prepayment rates on mortgages vary widely, it is diffi-cult to accurately predict the average maturity of a particular pool of mort-gages or tranches of CMOs. Although mortgage-backed securities may offer higher yields than those available from other types of securities, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" an attractive rate for an extended period because of the prepayment feature. The majority of the mort-gage-backed securities held by the Portfolio will carry a guarantee from an agency of the U.S. Government of the eventual payment of principal and inter-est.

ASSET-BACKED SECURITIES
  Asset-backed securities are collateralized by short maturity loans such as automobile receivables, credit card receivables, other types of receivables or assets. Credit support for asset-backed securities may be based on the under-lying assets and/or provided through credit enhancements by a third party. Credit enhancement techniques include letters of credit, insurance bonds, lim-ited guarantees (which are generally provided by the issuer), senior-subordi-nated structures and over-collateralization.

MUNICIPAL OBLIGATIONS
  Municipal obligations include notes, bonds and other securities issued by or on behalf of states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities. The interest on such municipal obligations will normally be exempt from fed-eral income tax. These bonds may be general obligation bonds secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest, or they may be revenue bonds payable from specific revenue sources, but are not generally backed by the issuers' taxing power. These obligations may include private activity bonds where payment is the re-sponsibility of the private industrial user of the facility financed by the bonds. Municipal notes are issued to meet short-term funding requirements of the issuer and include construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes and similar instruments. Municipal bonds will be rated investment grade by Moody's and S&P, as described above. Investment grade municipal notes will be rated MIG1, MIG2 or MIG3 by Moody's, or SP-1 or SP-2 by S&P or, if unrated, determined by the Adviser to be of com-parable quality. Please refer to the Portfolio's SAI for a detailed descrip-tion of municipal note ratings.

YANKEEDOLLAR AND EURODOLLAR SECURITIES
  Yankeedollar securities are U.S. dollar-based obligations issued inside the United States by foreign entities. Eurodollar securities are U.S. dollar-based obligations issued outside the United States by domestic or foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. For example, non U.S.-based issuers are not subject to the same accounting, auditing and financial report-ing standards as are domestic issuers. There may be less publicly-available information about non-U.S.-based issuers which may make it difficult to make investment decisions. Political factors may have an impact in the form of con-fiscatory taxation, expropriation or political instability in international markets. Some foreign governments also levy withholding taxes against dividend and interest income. Although in some coun-tries a portion of the taxes is recoverable, the non-recovered portion of for-eign withholding taxes will reduce the income the Portfolio receives from the companies comprising its investments.

ZERO COUPON SECURITIES
  A portion of the Portfolio may be invested in zero coupon securities which are fixed income securities that do not make regular interest payments. Zero coupon securities are sold at substantial discounts from their face value. The difference between a zero coupon security's issue or purchase price and its face value represents the imputed interest an investor will earn if the obli-gation is held until maturity. Zero coupon securities may offer the Portfolio the opportunity to earn higher yields than those available on ordinary inter-est paying obligations of similar credit quality and maturity. However, the prices of zero coupon securities may also exhibit greater price volatility than ordinary fixed income securities because of the manner in which their principal and interest are returned to the investor. The Portfolio will accrue income on such investments for tax and accounting purposes which is distribut-able to shareholders. Since no cash is received at the time of accrual, the Portfolio may be required to liquidate portfolio securities to satisfy its distribution obligations.

                            INVESTMENT LIMITATIONS

  The Portfolio will not:
  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the U.S. Government or any of its agencies or instrumentali-
      ties);
  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;
  (c) invest more than 5% of its assets at the time of purchase in the secu-rities of companies that have (with predecessors) a continuous operat-ing history of less than 3 years;
  (d) invest more than 25% of its assets in companies within a single indus-try; however, there are no limitations on investments made in instru-ments issued or guaranteed by the U.S. Government and its agencies;
  (e) make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agree-ments or by lending its portfolio securities to banks, brokers, deal-ers and other financial institutions so long as the loans are made in compliance with the 1940 Act, as amended, or the Rules and Regulations or interpretations of the SEC;
  (f) (i) borrow, except from banks and as a temporary measure for extraor-dinary or emergency purposes and then, in no event, in excess of 33 1/3% of the Portfolio's gross assets valued at the lower of market or cost, and (ii) the Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or
  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value.

  The investment objectives of the Portfolio are fundamental and may be changed only with the approval of the holders of a majority of the outstanding shares of such Portfolio. Except for limitations (a), (b), (d), (e) and
(f)(i), the Portfolio's investment limitations and policies described in this Prospectus and in the SAI are not fundamental and may be changed by the Fund's Board of Trustees upon reasonable notice to investors. All other investment limitations described here and in the SAI are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding shares of the Portfolio. If a percentage limitation on investment or utiliza-tion of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or to-tal cost of the Portfolio's assets will not be considered a violation of the restriction.

                              PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), without a sales commission at the net asset value next deter-mined after an order is received by the Custodian (See "VALUATION OF SHARES.") The minimum initial investment required is $2,500. The minimum initial invest-ment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. Certain exceptions may be made by the officers of the Fund.

  Shares of the Portfolio may be purchased by customers of brokers-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on purchases or redemptions of Portfolio shares and may charge transaction or other account fees. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding additional or different purchase or redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, which would not be imposed if shares of the Portfolio were pur-chased directly from the Fund or the Distributor. Service Agents may provide shareholder services to their customers that are not available to a share-holder dealing directly with the Fund. A salesperson and any other person en-titled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents may enter confirmed purchase orders on behalf of their cus-tomers. If shares of the Portfolio are purchased in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE"), and transmit it to the Fund's Sub-Transfer Agent prior to 4 p.m. to receive that day's share price. Proper payment for the order must be received by the Sub-Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

INITIAL INVESTMENT

  BY MAIL

 . Complete and sign an Application, and mail it together with a check pay-able to UAM Funds to:

                                UAM Funds Trust
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for purchases of shares received by mail will be credited to an ac-count at the next share price calculated for the Portfolio after receipt. Pay-ment does not need to be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment.

  BY WIRE

  . As soon as possible, telephone the UAM Funds Service Center and provide the account name, address, telephone number, social security or taxpayer identification number, Portfolio selected, amount being wired, and the name of the bank wiring the funds. An account number and a wire control number will be provided to you. Next,

  . instruct your bank to wire the specified amount to the Fund's Custodian:

                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds
                            Credit DDA #9102772952
                         BHM&S Total Return Bond Fund
                       Your Account Registration
                          Your Account Number
                          Wire Control Number

  . Forward a completed Application to the UAM Funds Service Center at the address shown on the Form. Federal Funds purchases will be accepted only on days when the NYSE and the Custodian Bank are open for business.

ADDITIONAL INVESTMENTS
  Additional investments can be made at any time. The minimum additional in-vestment is $100. Shares can be purchased at net asset value by mailing a check made payable to "UAM Funds" to the above address or by wiring money to the Custodian Bank using the instructions outlined above. When making addi-tional investments, be sure that the account number, account name and the Portfolio to be purchased is identified on the check or wire. Prior to wiring additional investments, notify the UAM Funds Service Center by calling the number on the cover of this Prospectus. Mail orders should include, when pos-sible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.

OTHER PURCHASE INFORMATION
  Investments received by 4 p.m. ET (the close of the NYSE) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open.The Fund reserves the right, in its sole discre-tion, to suspend the offering of shares or reject purchase orders of the Port-folio when, in the judgement of management, such suspension or rejection is in the best interests of the Fund.

  Purchases of shares will be made in full and fractional shares calculated to three decimal places. Certificates for whole shares will be issued upon writ-ten request by the shareholder. Certificates for fractional shares will not be issued.

IN-KIND PURCHASES
  If accepted by the Fund, shares of the Portfolio may be purchased in ex-change for securities which are eligible for acquisition by the Portfolio, as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by the Port-folio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for invest-ment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of the Portfolio unless:

    . at the time of exchange, such securities are eligible to be in-cluded in the Portfolio (current market quotations must be readily available for such securities);

    . the investor represents and agrees that all securities offered to be exchanged are liquid securities and not subject to any restric-tions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and

    . the value of any such securities (except U.S. Government securi-ties) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

  Investors who are subject to Federal taxation upon exchange may realize a gain or loss for Federal income tax purposes depending upon the cost of secu-rities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of the Portfolio may be redeemed by mail or telephone, at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. No charge is made for redemptions. Any re-demption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

    . share certificates, if issued;

    . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are regis-tered;

    . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

    . any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pen-sion and profit sharing plans and other organizations.

BY TELEPHONE
  A redemption request by telephone requires the following:

    . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Application; and

    . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

    . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed);

    . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include re-quiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written in-structions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by tele-phone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

    . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

    . redemptions where the proceeds are to be sent to someplace other than the registered address, or

    . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION
  Normally, the Fund will make payment for all shares redeemed under proper procedures within one business day of and no more than seven days after the receipt of the request, or earlier if required under applicable law. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances determined by the SEC.

  If the Board of Trustees determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
  Institutional Class Shares of the Portfolio may be exchanged for Institu-tional Class Shares of any other Portfolio of the Fund. (See the list of Port-folios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to 4 p.m. (ET) will be processed as of the close of business on the same day. Re-quests received after 4 p.m. will be processed on the next business day. The Board of Trustees may limit the frequency and amount of exchanges permitted. For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES BY TELEPHONE". An exchange into another UAM Funds Portfolio is a sale of shares and may result in a gain or loss for income tax purposes. The Fund may modify or terminate the exchange privilege at any time.

                              VALUATION OF SHARES

  The net asset value of the Portfolio is determined by dividing the value of the Portfolio's assets attributable to the class, less any liabilities attrib-utable to the class, by the number of shares outstanding attributable to the class. The net asset value per share of the Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of

60 days or less are valued at amortized cost when the Board of Trustees deter-mines that amortized cost reflects fair value.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Trustees.

                           PERFORMANCE CALCULATIONS

  The Portfolio measures performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance.

  Yield refers to the income generated by an investment in the Portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all funds. As this differs from other accounting methods, the quoted yield may not equal the in-come actually paid to shareholders.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  Performance will be calculated separately for Institutional Class and Serv-ice Class Shares. Dividends paid by the Portfolio with respect to Institu-tional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service fees, distribution charges and any incremental transfer agency costs relating to Service Class Shares will be borne exclusively by that class.

  The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolio's SAI. This information may also be included in sales literature and advertising.

  The Portfolio's Annual Report of Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. Con-tact the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS
  The Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in quarterly dividends. If any net capital gains are realized, the Portfolio will normally distribute them annually. All dividends and capital gains distributions will be automatically reinvested in additional shares of the Portfolio unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES
  The Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal in-come tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, the Portfolio must, among other things, distribute substantially all of its ordinary income and net capital gains on an annual basis and maintain a portfolio of investments which satisfies certain diversification criteria.

  Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains. Shareholders will be notified annually of dividend income earned for tax purposes.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month will be treated as if they had been paid by the Fund and received by the shareholders on December 31 of the same calendar year, pro-vided that the dividends are paid before February of the following year.

  The Fund is required by Federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Application or on a sepa-rate form supplied by the Fund.

  Dividends and interest received by the Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce the Port-folio's dividends but are included in the taxable income reported on your tax statement if the Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deduc-tions and credits for foreign taxes.

                              INVESTMENT ADVISER

  The Adviser is a registered investment adviser formed in 1979. Its business offices are located at One McKinney Plaza, 3232 McKinney Avenue, 15th Floor, Dallas, Texas 75204. It is a wholly-owned subsidiary of United Asset Manage-ment Corporation ("UAM") and provides and offers investment management serv-ices to corporate, public and Taft-Hartley employee benefit plans, founda-tions, endowments, health care and other institutions and investors. The Ad-viser currently has $20 billion in assets under management.

  The Portfolio pays an annual fee in monthly installments to the Adviser for advisory services. This fee is accrued daily and paid every month as a per-centage of the average net assets in the Portfolio for that month. The per-centage fee on an annual basis is 0.35%. The Adviser has agreed to waive a portion of its advisory fees and to assume operating expenses, if necessary, to keep operating expenses from exceeding 0.55% of average daily net assets through December 31, 1997. The Adviser will not be reimbursed by the Fund for any advisory fees which are waived or expenses which the Adviser may bear on behalf of the Fund for a given fiscal year.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolio. The Distributor, UAM, the Adviser, or any of their affili-ates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services per-formed with respect to the Fund, the Portfolio or any Class of Shares of the Portfolio. Payments made for any of these purposes may be made from the paying entity's revenues, its profits or any other source available to it. When such service arrangements are, in effect, they are made generally available to all qualified service providers.

  The Distributor, the Adviser and certain of their affiliates also partici-pate, at the date of this Prospectus, in an arrangement with Smith Barney Inc. ("Smith Barney") under which Smith Barney provides certain defined contribu-tion plan marketing and other shareholder services and receives from such en-tities 0.15 of 1% of the daily net asset value of Institutional Class Shares held by Smith Barney's eligible customer accounts in addition to amounts pay-able to all selling dealers. The Fund also compensates Smith Barney for serv-ices it provides to certain defined contribution plan shareholders that are not otherwise provided by UAMFSI.

  The investment professionals at the Adviser responsible for the day-to-day management of the Portfolio and their qualifications are as follows:

  JOHN S. WILLIAMS -- Fixed Income Principal and the first fixed income port-folio manager at the Adviser in 1983. Mr. Williams has also managed balanced and municipal portfolios during his 20 year investment career. Prior to join-ing the Adviser, he was responsible for the management of all fixed income as-sets at Southland Trust, Dallas, Texas, and prior to that was a portfolio man-ager and securities analyst at InterFirst Bank Dallas Trust Department. Mr. Williams has served on the Advisory Committee for the Texas Teachers Retirement System and is an active member in the Dallas Investment Analysts Society. He currently is a Director of United Asset Management Corporation. Mr. Williams is a Chartered Financial Analyst, earning his MBA in 1976 and BBA in 1975 from Texas Chris-tian University.

  DAVID R. HARDIN -- Fixed Income Principal and portfolio manager. Prior to joining the Adviser in 1987, Mr. Hardin was the Vice President and Director of the Fixed Income Group of RepublicBank Dallas Trust Department. In that posi-tion, he was responsible for the management of all taxable and tax-exempt fixed income assets of the Trust Division, including all separately managed accounts, collective investment fund products, and the creation of and manage-ment of an SEC-registered mutual fund. Prior to attaining the Director's posi-tion, Mr. Hardin was a taxable portfolio manager and also served as the credit analyst for the Trust Division. He started his investment career as a private placement credit analyst while employed by American General Insurance Co. in Houston in 1976. Mr. Hardin received an M.Sc. from The London School of Eco-nomics in 1975 and a BBA from Texas Christian University in 1973.

  STEPHEN M. MILANO -- Fixed Income Principal and portfolio manager. Prior to joining the Adviser in 1990, Mr. Milano was employed at Salomon Brothers, Inc. in New York as a Vice President of the Fixed Income Strategy Group. In that role he was a specialist in developing portfolio structure and strategies for active management of taxable assets. While at Salomon he also served as Prod-uct Sales Manager for International Fixed Income Securities and as a Mortgage and Government Specialist. Prior to joining Salomon, Mr. Milano was employed as a portfolio manager and trader at Equitable Life Assurance Society. He re-ceived his BS in Economics with a concentration in Finance from the Wharton School of the University of Pennsylvania in 1980.

  J. SCOTT MCDONALD -- Fixed Income Portfolio Analyst/Trader. Mr. McDonald joined the Adviser in 1995 to serve as a security and portfolio specialist for the Fixed Income Group. In addition to security and portfolio analyst, he is responsible for systems analytics used in the evaluation of effective/option adjusted yield measurements for all securities and portfolios. He also serves as compliance monitor of all fixed income portfolios to ensure commonality of structure and diversification. Mr. McDonald previously served as the Senior Vice President and Portfolio Manger at Life Partners Group, Inc. in Dallas. While with Life Partners, he was responsible for implementing investment strategy for $3 billion in assets. Additionally, he has been employed by Texas Commerce Bank Houston as a Credit Supervisor and Lending Officer. He received his MBA in 1991 from the University of Texas at Austin and his BBA from South-ern Methodist University in 1986.

  DEBORAH J. ANDERSON -- Senior Portfolio Assistant. Ms. Anderson is responsi-ble for all administrative staff and their duties associated with the fixed income product management, including communication/liaison with all clients, custodial banks, and brokerage relationships. She supervises all operational aspects of fixed income security trading and works extensively with reporting requirements for all clients and regulatory agencies. Prior to joining the Ad-viser in 1988, Ms. Anderson served as a Trust Officer with Trust Company of Texas and its predecessor, Southland Trust Co. She received a BBA in Account-ing from the University of Texas at Arlington in 1974.

                       ADVISER'S HISTORICAL PERFORMANCE

  Below are certain performance data provided by the Adviser pertaining to the composite of separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objectives, poli-cies and strategies as those of the Portfolio. The performance data for the managed accounts is net of all fees and expenses. The investment returns of the Portfolio may differ from those of the separately managed accounts because such separately managed accounts may have fees and expenses that differ from those of the Portfolio. Further, the separately managed accounts are not sub-ject to investment limitations, diversification requirements and other re-strictions imposed by the Investment Company Act of 1940 and Internal Revenue Code; such conditions, if applicable, may have lowered the returns for sepa-rately managed accounts. The results presented are not intended to predict or suggest the return to be experienced by the Portfolio or the return an in-vestor might achieve by investing in the Portfolio.

           BARROW, HANLEY, MEWHINNEY, & STRAUSS, INC.--BOND ACCOUNT
               (Percentage of returns of Net of Management Fees)

                         BARROW, HENLEY, MEWHINNEY & LEHMAN BROTHERS AGGREGATE
    CALENDAR YEARS              STRAUSS, INC.               BOND INDEX
    --------------       --------------------------- -------------------------
1987                                 3.15%                      2.76%
1988                                 7.30%                      7.89%
1989                                15.01%                     14.53%
1990                                 9.18%                      8.96%
1991                                16.54%                     16.00%
1992                                 7.56%                      7.40%
1993                                10.56%                      9.75%
1994                                (3.44)%                    (2.92)%
1995                                17.64%                     18.46%
9 Months ended 9/30/96               0.56%                      0.61%
Annualized                           8.42%                      8.37%
Cumulative                         226.66%                    218.91%
Nine-Year Mean (1/1/87-
  12/31/95)                          9.28%                      9.20%
Value of $1 invested during
 (1/1/87-9/30/96)                   $3.27                      $3.19

Notes:
1. The annualized return is calculated from monthly data, allowing for com-pounding. The formula used is in accordance with the acceptable methods set forth by the Association for Investment Management Research, the Bank Administration Institute, and the Investment Counsel Association of Ameri-ca. Market Value of the account was the sum of the account's total assets, including cash, cash equivalents, short term investments, and securities valued at current market prices.
2. The cumulative return means that $1 invested in that account on January 1, 1979 had grown to $15.88 by September 30, 1996.
3. The 9-year mean is the arithmetic average of the annual returns for the calendar years listed.
4. The Lehman Brothers Aggregate Bond Index is an unmanaged index which as-sumes reinvestment of dividends and is generally considered representative of securities similar to those invested in by the Adviser for the purpose of the composite performance numbers set forth above.
5. The Adviser's average annual management fee over the period shown (1/1/87-9/30/96) was 0.33% or 33 basis points. During the period, fees on the Ad-viser's individual accounts ranged from 0.25% to 0.45% (25 basis points to 45 basis points). Net returns to investors vary depending on the manage-ment fee.
4. The S&P 500 is an unmanaged index which assumes reinvestment of dividends and is generally considered representative of securities similar to those invested in by the Adviser for the purpose of the composite performance numbers set forth above.
5. The Adviser's average annual management fee over the period shown (1/1/79-9/30/96) was 0.40% or 40 basis points. During the period, fees on the Ad-viser's individual accounts ranged from 0.32% to 1.00% (32 basis points to 100 basis points). Net returns to investors vary depending on the manage-ment fee.

                            ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of United As-set Management Corporation, is responsible for performing and overseeing ad-ministrative, fund accounting, dividend disbursing and transfer agent services provided to the Fund and its Portfolios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  Each Portfolio pays UAMFSI a two part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio-specific fees are calculated from the aggregate net assets of each Portfolio:

                                                                           RATE
                                                                           ----
   BHM&S Total Return Bond Portfolio...................................... .04%

  CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined Fund assets;
  0.11 of 1% of the next $800 million of combined Fund assets;
  0.07 of 1% of combined Fund assets in excess of $1 billion but less than $3 billion;
  0.05 of 1% of combined Fund assets in excess of $3 billion.

  Fees are allocated among the Portfolios on the basis of their relative as-sets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

                                  DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of United Asset Man-agement Corporation with its principal office located at 211 Congress Street, Boston, Massachusetts 02110, distributes the shares of the Fund. Under the Fund's Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to the Portfolio's Institutional Class Shares of-fered in this Prospectus. The Agreement continues in effect as long as it is approved at least annually by the Fund's Board of Trustees. Those approving the Agreement include a majority of Trustees who are neither parties to the Agreement nor interested persons of any such party. This Agreement provides that the Fund will bear the costs of the registration of its shares with the SEC and various states and the printing of its prospectuses, SAIs and reports to shareholders.

                            PORTFOLIO TRANSACTIONS

  The Advisory Agreements for each of the Fund's Portfolios authorize the Ad-viser to select the brokers or dealers that will execute the purchases and sales of investment securities for each Portfolio. The Agreements direct the Adviser to use its best efforts to obtain the best available price and most favorable execution for all transactions of the Portfolios. If consistent with the interests of the Portfolios, the Adviser may select brokers on the basis of research, statistical and pricing services these brokers provide to the Portfolios in addition to required Adviser services. Such brokers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that the commission is reasonable in terms either of the transaction or the overall re-sponsibility of the Adviser to the Portfolios and the Adviser's other clients. Although not a typical practice, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser.

  If a purchase or sale of securities is consistent with the investment poli-cies of a Portfolio and one or more other clients served by the Adviser is considering a purchase at or about the same time, transactions in such securi-ties will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for al-locating such transactions, allocations are subject to periodic review by the Fund's Trustees.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized as a Delaware business trust on May 18, 1994 under the name "The Regis Fund II." On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust." The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial inter-est, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without fur-ther action by shareholders.

  At its discretion, the Board of Trustees may create additional Portfolios and classes of shares. The shares of each Portfolio are fully paid and nonas-sessable, and have no preference as to conversion, exchange, dividends, re-tirement or other features and no pre-emptive rights. They have noncumulative voting rights, which means that holders of more than 50% of shares voting for the election of Trustees can elect 100% of the Trustees. A shareholder is en-titled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

  As of December 6, 1996, Hartnat & Co., Boston, MA held of record 28% and Sa-rah Campbell Bloffer Foundation, Houston, Texas held 27% of the outstanding shares of the Portfolio's Institutional Class Shares and Hartnat & Co. held 58.8% of the outstanding shares of the Portfolio's Institutional Service Class Shares for which ownership is disclaimed or presumed disclaimed. The persons or organizations owning 25% or more of the outstanding shares of the Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) the Portfolio. As a result, these persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of the Portfolio.

  Both Institutional Class and Service Class Shares represent an interest in the same assets of a Portfolio. Service Class Shares bear certain expenses re-lated to shareholder servicing and, may bear expenses related to distribution. Service Class Shares have exclusive voting rights with respect to matters re-lating to such distribution expenditures. Information about the Service Class Shares of the Portfolio is available upon request by contacting the UAM Funds Service Center.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Trustees will call a meeting of shareholders if such a meeting is requested in writing by the hold-ers of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters.

CUSTODIAN
  The Chase Manhattan Bank serves as custodian of the Fund's assets.

ACCOUNTANTS
  Price Waterhouse LLP act as the independent accountants for the Fund.

REPORTS
  Investors will receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the address or telephone number listed on the cover of this Prospectus.

LITIGATION
  The Fund is not involved in any litigation.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF AD-DITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RE-LIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CON-STITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES

 Acadian Emerging Markets Portfolio
 Acadian International Equity Portfolio
 BHM&S Total Return Bond Portfolio
 Chicago Asset Management Intermediate Bond Portfolio
 Chicago Asset Management Value/Contrarian Portfolio
 C&B Balanced Portfolio
 C&B Equity Portfolio
 C&B Equity Portfolio for Taxable Investors
 C&B Mid Cap Equity Portfolio
 DSI Balanced Portfolio
 DSI Disciplined Value Portfolio
 DSI Limited Maturity Bond Portfolio
 DSI Money Market Portfolio
 FMA Small Company Portfolio
 FPA Crescent Portfolio
 Hanson Equity Portfolio
 ICM Equity Portfolio
 ICM Fixed Income Portfolio
 ICM Small Company Portfolio
 IRC Enhanced Index Portfolio
 Jacobs International Octagon Portfolio
 McKee Domestic Equity Portfolio
 McKee International Equity Portfolio
 McKee U.S. Government Portfolio
 MJI International Equity Portfolio
 Newbold's Equity Portfolio
 NWQ Balanced Portfolio
 NWQ Value Equity Portfolio
 Rice, Hall James Small Cap Portfolio
 Rice, Hall James Small/Mid Cap Portfolio
 Sirach Equity Portfolio
 Sirach Fixed Income Portfolio
 Sirach Growth Portfolio
 Sirach Short-Term Reserves Portfolio
 Sirach Special Equity Portfolio
 Sirach Strategic Balanced Portfolio
 SAMI Preferred Stock Income Portfolio
 Sterling Partners' Balanced Portfolio
 Sterling Partners' Equity Portfolio
 Sterling Partners' Short-Term Fixed Income Portfolio
 Sterling Partners' Small Cap Value Portfolio
 TS&W Equity Portfolio
 TS&W Fixed Income Portfolio
 TS&W International Equity Portfolio

  UAM Funds Service Center
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798
  1-800-638-7983

  Investment Adviser
  Barrow, Hanley, Mewhinney & Strauss, Inc.
  One McKinney Plaza,
  3232 McKinney Avenue,
  15th Floor, Dallas, Texas 75204

  Distributor
  UAM FUND DISTRIBUTORS, INC.
  211 Congress Street
  Boston, MA 02110



  PROSPECTUS

  January 3, 1997

[LOGO OF UAM FUNDS APPEARS HERE]

  Chicago Asset Management
  Intermediate Bond Portfolio

  Institutional
  Class Shares





                    January 3, 1997
             P R O S P E C T U S

                       [LOGO OF UAM FUNDS APPEARS HERE]

                           UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                1-800-638-7983

-------------------------------------------------------------------------------

             CHICAGO ASSET MANAGEMENT INTERMEDIATE BOND PORTFOLIO

                          INSTITUTIONAL CLASS SHARES

             INVESTMENT ADVISER: CHICAGO ASSET MANAGEMENT COMPANY

-------------------------------------------------------------------------------

                          PROSPECTUS--JANUARY 3, 1997

  UAM Funds Trust (the "Fund") is an open-end investment company known as a "mutual fund." The Fund consists of multiple series (known as "Portfolios"), each of which has different investment objectives and policies. The Chicago Asset Management Intermediate Bond Portfolio currently offers only one class of shares: Institutional Class shares. The securities offered in this Prospec-tus are Institutional Class Shares of one diversified, no-load Portfolio of the Fund managed by Chicago Asset Management Company.

  CHICAGO ASSET MANAGEMENT INTERMEDIATE BOND PORTFOLIO. Chicago Asset Manage-ment Intermediate Bond Portfolio (the "Portfolio") seeks a high level of cur-rent income consistent with moderate interest rate exposure by investing pri-marily in investment grade bonds with an average weighted maturity between 3 and 10 years.

  There can be no assurance that the Portfolio will achieve its stated objec-tive.

ABOUT THIS PROSPECTUS

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission. The SAI is dated January 3, 1997 and has been incorporated by reference into this Prospectus. For a free copy of the SAI contact the UAM Funds Service Center at the address or telephone number above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURI-TIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   3
Risk Factors...............................................................   3
Financial Highlights.......................................................   4
Investment Objective.......................................................   6
Investment Policies........................................................   6
Other Investment Policies..................................................   8
Investment Limitations.....................................................  15
Purchase of Shares.........................................................  16
Redemption of Shares.......................................................  19
Shareholder Services.......................................................  21
Valuation of Shares........................................................  21
Performance Calculations...................................................  22
Dividends, Capital Gains Distributions and Taxes...........................  22
Investment Adviser.........................................................  23
Adviser's Historical Performance...........................................  25
Administrative Services....................................................  26
Distributor................................................................  27
Portfolio Transactions.....................................................  27
General Information........................................................  28
UAM Funds -- Institutional Class Shares....................................  30

                                 FUND EXPENSES

  The following table illustrates expenses and fees that a shareholder of the Portfolio's Institutional Class Shares would incur. Transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. Please see "PURCHASE OF SHARES" for further information.

                       SHAREHOLDER TRANSACTION EXPENSES

   Sales Load Imposed on Purchases......................................... NONE
   Sales Load Imposed on Reinvested Dividends.............................. NONE
   Deferred Sales Load..................................................... NONE
   Redemption Fees......................................................... NONE
   Exchange Fees........................................................... NONE

                        ANNUAL FUND OPERATING EXPENSES
                        (As a Percentage of Net Assets)

   Investment Advisory Fees............................................  0.48 %
   Administrative Fees.................................................  0.82 %
   12b-1 Fees..........................................................  NONE
   Other Expenses......................................................  0.78 %
   Advisory Fees Waived and Expenses Assumed........................... (1.24)%
                                                                        -----
   Total Operating Expenses (After Fee Waiver and Expenses Assumed)....  0.84 %*
                                                                        =====

-----------
* Absent the fees waived and expenses assumed by the Adviser, annualized total operating expenses for the Portfolio, including revised administrative fees, would be 2.08%. The annualized Total Operating Expenses includes the effect of expense offsets. If expense offsets were excluded, annualized total oper-ating expenses of the Portfolio would be 0.85%. Until further notice, the Adviser has agreed to waive its advisory fee and to assume certain operating expenses to keep the Portfolio's total annual operating expenses (excluding interest, taxes and extraordinary expenses) from exceeding 0.80% of average daily net assets. The Portfolio will not reimburse the Adviser for any advi-sory fees which are waived or Portfolio expenses which the Adviser may bear on behalf of the Portfolio for a given fiscal year.

  The table above shows various fees and expenses an investor would bear di-rectly or indirectly. The expenses and fees set forth above are based on the Portfolio's operations during the fiscal year ended April 30, 1996 except that they have been restated to reflect current administrative fees. (See "ADMINIS-TRATIVE SERVICES.")

  The following chart shows how much a hypothetical investor would pay in ex-penses, assuming an initial investment of $1,000, a 5% annual rate of return and redemption at the end of the time period indicated.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
   Expenses.....................................  $ 9     $27     $47     $104

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER
  Chicago Asset Management Company (the "Adviser") is a registered investment adviser specializing in the active management of stocks, bonds and balanced portfolios for institutional, tax-exempt clients. Founded in 1983, the firm is a wholly-owned subsidiary of United Asset Management Corporation. The Adviser currently has over $2 billion in assets under management. (See "INVESTMENT AD-VISER.")

PURCHASE OF SHARES
  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), to investors at net asset value without a sales commission. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment is $2,000. The minimum for subsequent investments is $100. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. Certain exceptions to the initial or minimum investment amounts may be made by the officers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income in quarterly dividends. The Portfolio will distribute any realized net capital gains annually. Distributions will be reinvested in Portfolio shares automatically unless an investor elects to receive cash distributions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTIONS AND EXCHANGES
  Shares of the Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. (See "REDEMPTION OF SHARES.")

ADMINISTRATIVE SERVICES
  UAM Fund Services Inc. ("UAMFSI"), a wholly-owned subsidiary of United Asset Management Corporation, is responsible for performing and overseeing adminis-tration, fund accounting, dividend disbursing and transfer agency services provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  The value of the Portfolio's shares will fluctuate in response to changes in market and economic conditions as well as the financial conditions and pros-pects of the issuers in which the Portfolio invests. Prospective investors should consider the following: (1) The Portfolio may engage in various strategies to seek to hedge its investments against movements in security prices, interest rates, and currency exchange rates by the use of derivatives including options and futures as well as options on futures. Such strategies are commonly re-ferred to as "derivatives" and involve the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities, interest rates or currencies which are the subject of the hedge. To the extent these transactions involve foreign securities or currencies, they are also subject to the risk factors associated with foreign investments generally. There can be no assurance that a liquid secondary market for op-tions and futures contracts will exist at any specific time; (2) The Portfolio may invest up to 10% of its assets in securities rated lower than Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation. These securities carry a high degree of credit risk, and are considered speculative by the major credit rating agencies and are sometimes referred to as "junk bonds" and "high risk/high yield" securities; (3) The Portfolio may invest up to 10% of its assets in foreign issuers, which may involve greater risks than investments in domestic securities, such as foreign currency risk; (4) The Portfolio may invest in repurchase agreements which entail a risk of loss should the seller default on its transaction. (5) The Portfolio may lend its investment securities which entails a risk of loss should a borrower fail fi-nancially; (6) The Portfolio may purchase securities on a when-issued basis which does not earn interest until issued and may decline or appreciate in market value prior to their delivery to the Portfolio. See "OTHER INVESTMENT POLICIES" for further information.

                             FINANCIAL HIGHLIGHTS

  The following table provides selected information for a share outstanding throughout the periods presented for the Portfolio. This table is part of the Portfolio's Financial Statements, which are included in the Portfolio's 1996 Annual Report to Shareholders and the 1996 Semi-Annual Report. The Reports are incorporated into the Portfolio's SAI. The Portfolio's Financial Statements have been audited by Price Waterhouse LLP whose unqualified opinion on the An-nual Financial Statements for the period ended April 30, 1996 is also incorpo-rated into the Portfolio's SAI. Please read the following information in con-junction with the Portfolio's 1996 Annual Report to Shareholders and the 1996 Semi-Annual Report to Shareholders.

                                      JANUARY 24,
                                       1995** TO  YEAR ENDED    SIX MONTHS
                                       APRIL 30,  APRIL 30,  ENDED OCTOBER 31,
                                         1995        1996    1996 (UNAUDITED)
                                      ----------- ---------- -----------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................   $ 10.00    $ 10.33        $10.39
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income..............      0.17       0.64          0.31
  Net Realized and Unrealized Gain on
    Investments++....................      0.26       0.14          0.09
                                        -------    -------        ------
    Total from Investment
      Operations.....................      0.43       0.78          0.40
                                        -------    -------        ------
DISTRIBUTIONS
  Net Investment Income..............     (0.10)     (0.64)        (0.31)
  Net Realized Gain..................       --       (0.08)          --
                                        -------    -------        ------
    Total Distributions..............     (0.10)     (0.72)        (0.31)
                                        -------    -------        ------
NET ASSET VALUE, END OF PERIOD.......   $ 10.33    $ 10.39        $10.48
                                        =======    =======        ======
TOTAL RETURN+........................      4.31%      7.62%         3.92%
                                        =======    =======        ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (Thousands)........................   $ 5,267    $ 7,981        $8,293
Ratio of Net Expenses to Average Net
  Assets.............................      0.80%*     0.84%         0.81%*
Ratio of Net Investment Income to
  Average Net Assets.................      6.20%*     6.17%         5.89%*
Portfolio Turnover Rate..............         0%        24%           13%
Voluntary Waived Fees and Expenses
  Assumed by the Adviser Per Share...   $  0.08    $  0.12        $ 0.06
Ratio of Expenses to Average Net
  Assets Including Expense offsets...      0.80%*     0.80%         0.80%*

-----------
  *  Annualized.
 **  Commencement of Operations.
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.
 ++ The amount shown for the year ended April 30, 1996 for a share outstanding throughout that year does not accord with the aggregate net losses on in-vestments for that year because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the in-vestments of the Portfolio.

                             INVESTMENT OBJECTIVE

  The Portfolio seeks a high level of current income consistent with moderate interest rate exposure by investing primarily in investment grade notes or bonds with an average weighted maturity between 3 and 10 years. The Adviser seeks to reduce the risk that is inherent in the fast-changing bond market while adding to the return available from a bond market index.

                              INVESTMENT POLICIES

  The Portfolio seeks to achieve its objective by investing at least 65% of its total assets under normal circumstances in intermediate-term investment grade notes or bonds with an average weighted maturity between 3 and 10 years. Investment grade bonds are generally considered to be those bonds having one of the four highest grades assigned by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A or Baa) or Standard & Poor's Corporation ("S&P") (AAA, AA, A or BBB), or, if unrated, of equivalent quality in the Adviser's judg-ment. Bonds rated Baa or BBB have speculative characteristics and may be more sensitive to changes in the economy and the financial condition of issuers than higher rated bonds. The Portfolio may invest no more than 10% of its as-sets in debt securities that at the time of purchase are rated lower than in-vestment grade. These are commonly referred to as "junk bonds". See the dis-cussion of high yield securities in "OTHER INVESTMENT POLICIES" below. The Ad-viser also reserves the right to retain securities which are downgraded by one or both of the rating agencies, if in the Adviser's judgment, the retention of securities is warranted. The Portfolio's SAI contains a more detailed descrip-tion of corporate bond ratings.

  The Adviser will seek to achieve the Portfolio's objective by investing in the following securities: corporate notes and bonds, mortgage-backed securi-ties including collateralized mortgage obligations and asset-backed securities which are deemed by the Adviser and the rating agencies cited above to be of investment grade quality; variable rate and fixed rate debt securities which at the time of purchase are rated as investment grade; short-term securities deemed by the Adviser to have comparable ratings; and securities of, or guar-anteed by, the U.S. government, its agencies or instrumentalities.

  While the Adviser anticipates that the majority of the assets in the Portfo-lio will be U.S. dollar denominated securities, it reserves the right to pur-chase obligations of foreign governments, agencies, or corporations denomi-nated either in U.S. dollars or foreign currencies. The credit quality stan-dards applied to foreign obligations are the same as those applied to the se-lection of U.S. based securities.

  For temporary defensive purposes, the Portfolio may reduce its holdings of fixed income securities and increase, up to 100%, its holdings in short-term investments. The Adviser may employ a defensive investment posture during ad-verse market conditions. See "SHORT-TERM INVESTMENTS" below for a description of the types of short-term instruments in which the Portfolio may invest for tempo-rary defensive purposes. When the Portfolio is in a temporary defensive posi-tion, it may not necessarily be pursuing its stated investment objective.

  The Portfolio is managed to control the risk of investing in the bond mar-ket. The Adviser's investment approach offers some protection from fluctuation in bond prices or volatility. Bond prices fluctuate dramatically due, most visibly, to changes in interest rates. Other factors impact the value of bonds held in the Portfolio, as well, including changes in:

    . Investors' perception of the value of certain broad classes of bonds, such as corporate, government or mortgage-backed securities (sector positioning);

    . The relationship between long-term and short-term interest rates
      (the yield curve);

    . The correlation between yields offered on different types of bonds
      (spreads);

    . The likelihood that bonds will be redeemed before maturity (option-adjusted spreads); and

    . The fact that the credit outlook for a specific security can change over time.

  Since so many different factors affect bond prices, it has been difficult, historically, for bond fund managers to outperform a bond market index. The Adviser believes this is particularly true of bond managers who try to predict interest rate movements. It has observed that these managers often change in-vestment strategy at the top or bottom of the market, adding to long-term bond holdings when interest rates are low and shoring up short-term positions when interest rates are high. This tendency naturally causes portfolio performance to vary widely. Therefore, the Adviser does not depend on the use of interest rate forecasting in managing the Portfolio.

  At market tops and bottoms, market psychology tends to drive bond prices to extremes, overshooting their long-term equilibrium levels. As a result, "con-ventional wisdom" about a given security or sector's price movement or rela-tive value, is often wrong. The Adviser believes it will be possible to add to the Portfolio's return by taking a contrarian approach and also focusing its efforts on the more traditional aspects of portfolio management. In particu-lar, the Adviser scrutinizes sector valuations, coupons, call features and the shape of the yield curve in making its investment decisions.

                           OTHER INVESTMENT POLICIES

  The Portfolio may also, under normal circumstances, invest up to 35% of its assets, unless restricted by additional limitations described below or in the Portfolio's SAI, in the following securities, investments or investment tech-niques.

SHORT-TERM INVESTMENTS
  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market instruments including cer-tificates of deposit, bankers' acceptances, time deposits, U.S. government ob-ligations, U.S. government agency securities, short-term corporate debt secu-rities, and commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, or if unrated, determined by the Adviser to be of comparable quality.

  Time deposits maturing in more than seven days will not be purchased by the Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of the Portfolio. The Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Fed-eral Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an invest-ment quality comparable with other debt securities which may be purchased by the Portfolio.

  The Fund has received permission from the Securities and Exchange Commission (the "SEC") to deposit the daily uninvested cash balances of the Fund's Port-folios, as well as cash for investment purposes, into one or more joint ac-counts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By en-tering into these investments on a joint basis, it is expected that the Port-folio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio. (See "INVESTMENT COMPANIES.")

REPURCHASE AGREEMENTS
  The Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, the Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is also required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The use of repurchase agreements involves certain risks. For example, a default by the seller of the agreement may cause the Portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent se-curity selection criteria and careful monitoring procedures. The Fund has re-ceived permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint ba-sis. By entering into joint repurchase agreements, the Portfolio may incur lower transactions costs and earn higher rates of interest on joint repurchase agreements. The Portfolio's contribution would determine its return from a joint repurchase agreement (See "SHORT TERM INVESTMENTS.")

LENDING OF SECURITIES
  The Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. The Portfolio will not loan securities to the extent that greater than one-third of its assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is sub-ject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Trustees. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Trustees. The Portfolio will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES
  The Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more be-fore delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by the Portfolio until it receives payment or delivery from the other party to any of the above transactions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. The Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery is made although the Portfolio may earn income on securities it has deposited in a segregated account.

  The Portfolio may engage in these types of purchases in order to buy securi-ties that fit with its investment objectives at attractive prices -- not to increase its investment leverage.

PORTFOLIO TURNOVER
  Portfolio turnover is not anticipated to exceed 150%. In addition to Portfo-lio trading costs, higher rates of portfolio turnover may result in the reali-zation of capital gains. See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX-ES" for more information on taxation. The Portfolio will not normally engage in short-term trading, but reserves the right to do so. The tables set forth in "Financial Highlights" present the Portfolio's historical portfolio turn-over rates.

INVESTMENT COMPANIES
  The Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company, nor may it acquire more than 3% of the voting securities of any other invest-ment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addi-tion to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio, provided that the investment is consistent with the Portfolio's investment policies and re-strictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advi-sory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other share-holders.

FOREIGN INVESTMENTS
  Investing in foreign companies may involve additional risks and considera-tions which are not typically associated with investing in U.S. companies. Since stocks of foreign companies are normally denominated in foreign curren-cies, the Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

  As non-U.S. companies are not generally subject to uniform accounting, au-diting and financial reporting standards and practices comparable to those ap-plicable to U.S. companies, comparable information may not be readily avail-able about certain foreign companies. Securities of some non-U.S. companies may be less liquid and more volatile than securities of comparable U.S. compa-nies. In addition, in certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those coun-tries.

RESTRICTED AND ILLIQUID SECURITIES
  The Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified in-stitutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Trustees, the Adviser determines the li-quidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these re-stricted securities are not treated as illiquid securities for purposes of the Portfolio's investment limitations. The Portfolio may also invest up to 15% of its net assets in securities that are illiquid. Prices realized from the sales of these securities could be more or less than those originally paid by the Portfolio or less than what may be considered the fair value of such securi-ties.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
  The Portfolio may invest in pools of consumer loans or mortgages such as collateralized mortgage obligations. Asset-backed securities may consist of securities collateralized by shorter term loans such as automobile loans, home equity loans or credit card receivables, the payments from which are passed through to the security holder. The value of these securities may be signifi-cantly affected by changes in interest rates, the market's perceptions of the issuers, and the creditworthiness of the parties involved. Mortgage-backed se-curities in which the Portfolio may invest will either carry a guarantee from an agency of the U.S. government or a private issuer of the timely payment of principal and interest or are sufficiently seasoned to be considered by the Adviser to be of investment grade quality.

  Mortgage-backed and asset-backed securities are also subject to prepayment risks. Prepayment risk is the possibility that, during periods of declining interest rates, mortgage prepayments will accelerate on mortgage-backed secu-rities, especially on those with high stated interest rates. Prepayment risk has two important effects. First, like bonds in general, mortgage-backed secu-rities will generally decline in price when interest rates rise. Second, when interest rates fall and additional mortgage prepayments must be reinvested at lower interest rates, the Portfo-lio's rate of dividend income may be reduced. Mortgage-backed and asset-backed securities held by the Portfolio will be rated investment grade by Moody's or S&P at the time of purchase, or if unrated, determined to be of equivalent quality by the Adviser.

HIGH YIELD/HIGH RISK SECURITIES
  The Portfolio may invest up to 10% of its assets in high yield securities which are rated below investment grade or are unrated. Lower rated or unrated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates, but also the market's perception of credit quality and the outlook for economic growth. When economic condi-tions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevail-ing interest rates. The Adviser will consider both credit risk and market risk in selecting fixed income securities for the Portfolio.

  The high yield securities market is still relatively new and its recent growth paralleled a long period of economic expansion and an increase in merg-er, acquisition and leveraged buyout activity. Adverse economic developments may disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity. In addition, the sec-ondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, the Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Portfolio's net asset value.

  Prices for high yield securities may be affected by legislative and regula-tory developments. These laws could adversely affect the Portfolio's net asset value and investment practices, the secondary market for high yield securi-ties, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years.

  Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Portfolio experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Portfolio's investment portfolio and increasing the exposure of the Portfolio to the risks of high yield securities.

HEDGING AND RELATED STRATEGIES AND RISK CONSIDERATIONS
  The Portfolio may use options (both exchange-traded and over-the-counter) to attempt to enhance income. To reduce the overall risk of its investments (hedge), the Portfolio may use options, futures contracts, options on futures contracts, and forward currency contracts. These instruments are commonly re-ferred to as derivatives. Hedging strategies may also be used in an attempt to manage the Portfolio's exposure to changing interest rates, security prices and currency exchange rates. The Portfolio may buy or sell futures contracts, write covered call options and buy put and call options on any security, index or currency including options and futures traded on foreign exchanges and op-tions not traded on exchanges. The Portfolio's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. The Portfolio's obligation under such hedging strategies will be covered by the maintenance of a segregated account consisting of cash or liquid securi-ties equal to at least 100% of the Portfolio's commitment. The SAI contains further information on all of these strategies and the risks associated with them.

  The Portfolio may write or purchase options in privately negotiated transac-tions ("OTC Options") as well as listed options. OTC Options can be closed out only by agreement with the other party to the transaction. Any OTC Option pur-chased by the Portfolio is considered an illiquid security. Any OTC Option written by the Portfolio will be with a qualified dealer pursuant to an agree-ment under which the Portfolio may repurchase the option at a formula price. Such options are considered illiquid to the extent that the formula price ex-ceeds the intrinsic value of the option. The Portfolio may not purchase or sell futures contracts or related options for which the aggregate initial mar-gin and premiums exceed 5% of the fair market value of the Portfolio's assets. In order to prevent leverage in connection with the purchase of futures con-tracts or call options thereon by the Portfolio, an amount of cash, cash equivalents or liquid securities equal to the market value of the obligation under the futures contracts or options (less any related market deposits) will be maintained in a segregated account with the Fund's Custodian Bank. The Portfolio may not invest more than 15% of its net assets in illiquid securi-ties and repurchase agreements which have a maturity of longer than seven days. A more complete discussion of the potential risks involved in transac-tions in options or futures contracts and related options is contained in the SAI.

  The Portfolio may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions. The Portfolio also may enter into a forward contract to sell an amount of a foreign currency approximating the value of some or all of the Portfolio's securities denominated in such curren-cy.

  The Portfolio may use forward contracts in one currency or a basket of cur-rencies to hedge against fluctuations in the value of another currency when the Adviser anticipates there will be a correlation between the two and may use forward currency contracts to shift the Portfolio's exposure to foreign currency fluctuations from one country to another. The purpose of entering into these contracts is to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies.

  The Portfolio may enter into interest rate protection transactions, which consist of interest rate swaps and interest rate caps, collars and floors, for hedging purposes. These transactions are commonly referred to as derivatives. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The swaps in which the Portfolio may also engage include interest rate caps, floors and collars under which one party pays a single or periodic fixed amount (or premium), and the other party pays periodic amounts on movement of a specified index.

  The Portfolio may enter into interest rate protection transactions to pre-serve a return or spread on a particular investment or portion of its portfo-lio or to protect against any increase in the price of securities it antici-pates purchasing at a later date. The Portfolio will enter into interest rate protection transactions only with banks and recognized securities dealers be-lieved by the Adviser to present minimal credit risks in accordance with guidelines established by the Fund's Board of Trustees. Interest rate swaps, caps, floors and collars will be treated as illiquid securities and will therefore, be subject to the Portfolio's investment restriction limiting in-vestment in illiquid securities to no greater than 15% of its net assets.

  RISK CONSIDERATIONS. The Portfolio might not employ any of the hedging strategies described above, and there can be no assurance that any strategy used will succeed. If the Adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a hedging strategy for the Port-folio, the Portfolio would be in a better position if it had not hedged at all. In addition, the Portfolio will pay commissions and other costs in con-nection with such hedging strategies, which may increase the Portfolio's ex-penses and reduce its return.

  The use of these strategies involves certain risks, including (1) the fact that skills needed to use hedging instruments are different from those needed to select the Portfolio's securities, (2) possible imperfect correlation, or even no correlation, between price movements of hedging instruments and price movements of the investments being hedged, (3) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments and (4) the possible inability of the Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Portfolio to sell a portfolio security at a disadvantageous time, due to the need for it to maintain "cover" or to segregate securities in connection with hedging transactions and the possible inability of the Portfolio to close out or to liquidate its hedged position.

                            INVESTMENT LIMITATIONS

  The Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the U.S. Government or any of its agencies or instrumentali-
      ties);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  (c) invest more than 5% of its assets at the time of purchase in the secu-rities of companies that have (with predecessors) a continuous operat-ing history of less than 3 years;

  (d) invest more than 25% of its assets in companies within a single indus-try; however, there are no limitations on investments made in instru-ments issued or guaranteed by the U.S. Government and its agencies.

  (e) make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agree-ments or by lending its portfolio securities to banks, brokers, deal-ers and other financial institutions so long as the loans are made in compliance with the 1940 Act, as amended, or the Rules and Regulations or interpretations of the SEC;

  (f) (i) borrow, except from banks and as a temporary measure for extraor-dinary or emergency purposes and then, in no event, in excess of 33 1/3% of the Portfolio's gross assets valued at the lower of market or cost, and (ii) the Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or

  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value.

  The investment objective of the Portfolio is fundamental and may be changed only with the approval of the holders of a majority of the outstanding shares of the Portfolio. Except for limitations (a), (b), (d), (e) and (f)(i), the Portfolio's investment limitations and policies described in this Prospectus and in the SAI are not fundamental and may be changed by the Fund's Board of Trustees upon reasonable notice to investors. All other investment limitations described here and in the SAI are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding shares of the Portfolio. If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in per-centage resulting from changes in the value or total cost of the Portfolio's assets will not be considered a violation of the restriction.

                              PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), without a sales commission at the net asset value next deter-mined after an order is received by the Custodian (See "VALUATION OF SHARES.") The minimum initial investment required is $2,000. The minimum initial invest-ment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. Certain exceptions may be made by the officers of the Fund.

  Shares of the Portfolio may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions or other account fees on the purchase and redemption of Portfolio shares by their customers. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different pur-chase and redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, and would not be imposed if shares of the Portfolio were pur-chased directly from the Fund or the Distributor. The Service Agents may pro-vide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents may enter confirmed purchase orders on behalf of their cus-tomers. If shares of the Portfolio are purchased in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE"), and transmit it to the Fund's Sub-Transfer Agent prior to 4 p.m., to receive that day's share price. Proper payment for the order must be received by the Sub-Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

INITIAL INVESTMENT

BY MAIL

  .Complete and sign an Application, and mail it together with a check payable to UAM Funds to:

                                UAM Funds Trust
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for purchases of shares received by mail will be credited to an ac-count at the next share price calculated for the Portfolio after receipt. Pay-ment does not need to be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment.

BY WIRE

  . Telephone the UAM Funds Service Center and provide the account name, ad-dress, telephone number, social security or taxpayer identification num-ber, Portfolio selected, amount being wired and the name of the bank wiring the funds. An account number will then be provided to you. Next,

  . instruct your bank to wire the specified amount to the Fund's Custodian:

                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds
                             DDA Acct. #9102772952
                          Ref: Portfolio Name
                          Your Account Number
                           Your Account Name
                          Wire Control Number

  . Forward a completed Application to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on a day on which both the NYSE and the Custodian Bank are open for business.

ADDITIONAL INVESTMENTS
  Additional investments can be made at any time. The minimum additional in-vestment is $100. Shares can be purchased at net asset value by mailing a check to the UAM Service Center (payable to "UAM Funds") or by wiring money to the Custodian Bank using the instructions outlined above. When making addi-tional investments, be sure that the account name and number is identified on the check or wire and the Portfolio to be purchased is specified.

  Prior to wiring additional investments, notify the Fund by calling the num-ber on the cover of this prospectus. Mail orders should include, when possi-ble, the "Invest by Mail" stub which accompanies any Fund confirmation state-ment.

OTHER PURCHASE INFORMATION
  Investments received by 4 p.m. ET (the close of the NYSE) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund reserves the right, in its sole dis-cretion, to suspend the offering of shares of each Portfolio or to reject pur-chase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. Purchases of the Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for fractional shares will not be issued. Certif-icates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES
  If accepted by the Fund, shares of the Portfolio may be purchased in ex-change for securities which are eligible for acquisition by the Portfolio, as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by the Port-folio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for invest-ment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of the Portfolio unless:

    . at the time of exchange, such securities are eligible to be in-cluded in the Portfolio (current market quotations must be readily available for such securities);

    . the investor represents and agrees that all securities offered to be exchanged are liquid securities and not subject to any restric-tions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and

    . the value of any such securities (except U.S. Government securi-ties) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

  Investors who are subject to Federal taxation upon exchange may realize a gain or loss for Federal income tax purposes depending upon the cost of secu-rities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of the Portfolio may be redeemed by mail or telephone, at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. No charge is made for redemptions. Any re-demption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

    . share certificates, if issued;

    . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are regis-tered;

    . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

    . any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pen-sion and profit sharing plans and other organizations.

BY TELEPHONE
  A redemption request by telephone requires the following:

    . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Application; and

    . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

    . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed);

    . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include re-quiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In ad-dition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liabili-ty, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

    . redemptions where the proceeds are to be sent to someone other than the registered shareholder(s)

    . redemptions where the proceeds are to be sent to an address which is not the registered address; or

    . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, as well as through most brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Broker-dealers guaranteeing signa-tures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guaran-tees. A notary public can not provide a signature guarantee.

OTHER REDEMPTION INFORMATION
  Normally, the Fund will make payment for all shares redeemed under proper procedures within one business day of and no more than seven days after re-ceipt of the request, or earlier if required under applicable law. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances as determined by the SEC.

  If the Fund's Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payments wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges when they sell portfolio securities received in pay-ment of redemptions.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
  Institutional Class Shares of each Portfolio may be exchanged for Institu-tional Class Shares of any other UAM Funds Portfolio. (See the list of Portfo-lios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to 4 p.m. (ET) will be processed as of the close of business on the same day. Re-quests received after 4 p.m. will be processed on the next business day. The Board of Trustees may limit the frequency and amount of exchanges permitted. For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES -- BY TELEPHONE." An ex-change into another UAM Funds Portfolio is a sale of shares and may result in a gain or loss for income tax purposes. The Fund may modify or terminate the exchange privilege at any time.

                              VALUATION OF SHARES

  The net asset value of the Portfolio is determined by dividing the value of the Portfolio's assets, less any liabilities, by the number of shares out-standing. The net asset value per share of the Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a securities exchange for which market quota-tions are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed secu-rities not traded on the valuation date for which market quotations are read-ily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Trustees determines that amortized cost reflects fair value.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Fund's Board of Trustees.

                           PERFORMANCE CALCULATIONS

  The Portfolio measures performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance.

  Yield refers to the income generated by an investment in the Portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all funds. As this differs from other accounting methods, the quoted yield may not equal the in-come actually paid to shareholders.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolio's SAI. This information may also be included in sales literature and advertising.

  The Portfolio's Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. Con-tact the UAM Funds Service Center at the address or phone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS
  The Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in quarterly dividends. If any net capital gains are realized, the Portfolio will normally distribute such gains annual-ly. All dividends and capital gains distributions will be automatically rein-vested in additional shares of the Portfolio unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES
  The Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal in-come tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, the Portfolio must, among other things, distribute substantially all of its ordinary income and net capital gains on an annual basis and maintain a portfolio of investments which satisfies certain diversification criteria.

  Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains. Shareholders will be notified annually of dividend income earned for tax purposes.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month will be treated as if they had been paid by the Fund and received by the shareholders on December 31 of the same calendar year, pro-vided that the dividends are paid before February of the following year.

  The Fund is required by Federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number you have provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Application or on a separate form supplied by the Fund.

  Dividends and interest received by the Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce the Port-folio's dividends but are included in the taxable income reported on your tax statement if the Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deduc-tions and credits for foreign taxes.

                              INVESTMENT ADVISER

  The Adviser is a registered investment adviser formed in 1983. Its business offices are located at 70 West Madison Street, 56th Floor, Chicago, IL 60602. It is a wholly-owned subsidiary of United Asset Management Corporation ("UAM") and provides and offers investment management and advisory services to corpo-rations, unions, pensions and profit-sharing plans, trusts, estates and other institutions and investors. The Adviser currently has over $2 billion in as-sets under management.

  The Portfolio pays an annual fee in monthly installments to the adviser for advisory services. This fee is accrued daily and paid monthly as a percentage of the average daily net assets in the Portfolio for that month. The percent-age fee on an annual basis is 0.48%.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolio. The Distributor, UAM, the Adviser, or any of their affili-ates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholders servicing, record-keeping and/or other services per-formed with respect to the Fund, a Portfolio or any Class of Shares of a Port-folio. Payments made for any of these purposes may be made from the paying entity's profits or any other source available to it. When such services ar-rangements are in effect, they are made generally available to all qualified service providers.

  The Distributor, the Adviser and certain of their affiliates also partici-pate, at the date of this Prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan marketing and other shareholder services and receives from such entities .15 of 1% of the daily net asset value of Institutional Class Shares held by Smith Barney's eligible customer accounts in addition to amounts payable to all selling deal-ers. The Fund also compensates Smith Barney for services it provides to cer-tain defined contribution plan shareholders that are not otherwise provided by UAMFSI.

  The investment professionals at the Adviser responsible for the day-to-day management of the Portfolio and their qualifications are as follows:

   Jon F. Holsteen,   President, CEO and Chief Investment Officer
   Education:         Lake Forest College, BA
   Experience:        Founded Chicago Asset Management Company in 1983.
   William W. Zimmer, Executive Vice President and Chief Fixed Income Portfolio
                      Manager
   Education:         Cornell College (Iowa), BA
                      Cornell University (New York), MBA
   Experience:        Joined Chicago Asset Management Company in 1988.
   Frank F. Holsteen, Vice President
   Education:         Lake Forest College, BA
   Experience:        Joined Chicago Asset Management Company in 1993.

                       ADVISER'S HISTORICAL PERFORMANCE

  Below are certain performance data provided by the Adviser pertaining to the composite of separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objectives, poli-cies and strategies as those of the Portfolio. The performance data for the managed accounts is net of all fees and expenses The investment returns of the Portfolio may differ from those of the separately managed accounts because such separately managed accounts may have fees and expenses that differ from those of the Portfolio. Further, the separately managed accounts are not sub-ject to investment limitations, diversification requirements and other re-strictions imposed by the Investment Company Act of 1940 and Internal Revenue Code; such conditions, if applicable, may have lowered the returns for sepa-rately managed accounts. The results presented are not intended to predict or suggest the return to be experienced by the Portfolio or the return an in-vestor might achieve by investing in the Portfolio.

 CHICAGO ASSET MANAGEMENT COMPANY-- INTERMEDIATE BOND + CASH COMPOSITE RETURNS
                  (PERCENTAGE RETURNS NET OF MANAGEMENT FEES)

                                                  CHICAGO     LEHMAN BROTHERS
                                                   ASSET        INTERMEDIATE
                                                 MANAGEMENT GOVERNMENT/CORPORATE
                                                  COMPANY          INDEX
                                                 ---------- --------------------
   One year period through:
   1985.........................................    22.0%           18.1%
   1986.........................................    15.2%           13.1%
   1987.........................................     0.7%            3.7%
   1988.........................................     7.0%            6.7%
   1989.........................................    13.0%           12.8%
   1990.........................................     8.8%            9.2%
   1991.........................................    17.1%           14.7%
   1992.........................................     8.6%            7.2%
   1993.........................................    10.2%            8.8%
   1994.........................................    (2.4)%          (1.9)%
   1995.........................................    15.8%           15.3%
   Year to Date (1/1/96-9/30/96)................     1.6%            1.6%
   Annualized through 9/30/96...................     9.8%            9.1%
   Cumulative through 9/30/96...................   199.3%          179.2%
   Eleven-Year Mean.............................    10.5%            9.8%
   Value of $1 invested
     (1/1/85-9/30/96)...........................   $2.99           $2.79

                      CHICAGO ASSET MANAGEMENT COMPANY--
      INTERMEDIATE BOND + CASH RETURNS FOR VARIOUS PERIODS ENDED 9/30/96*
                             (PERCENTAGE RETURNS)
                                  (UNAUDITED)

                                                              LEHMAN BROTHERS
                                                                INTERMEDIAN
                                                            GOVERNMENT/CORPORATE
PERIODS ENDED 9/30/96                               ADVISER        INDEX
---------------------                               ------- --------------------
One-year period....................................   5.1           5.1
Three-year period (average annual).................   4.7           4.8
Five-year period (average annual)..................   7.7           7.0
Ten-year period (average annual)...................   8.2           7.9

-----------
* This performance data is not calculated in accordance with the methods set forth by the Association for Investment Management Resources.

Notes:
1. The annualized return is calculated from monthly data, allowing for com-pounding. The formula used is in accordance with the acceptable methods set forth by the Association for Investment Management Research ("AIMR") on a going-forward basis beginning February 1, 1993 the Bank Administra-tion institute, and the Investment Counsel Association of America. Results prior to January 1, 1993 are not in compliance with AIMR, the only differ-ence being the use of end-of-period values to weight portfolios instead of beginning-of-period values. Market Value of the account was the sum of the account's total assets, including cash, cash equivalents, short term in-vestments, and securities valued at current market prices.
2. The cumulative return means that $1 invested in the composite account on January 1, 1985 had grown to $2.99 by September 30, 1996.
3. The eleven-year mean is the arithmetic average of the annual returns for the years listed.
4. The Lehman Brothers Intermediate Government/Corporate Index is an unman-aged index which assumes reinvestment of dividends and is generally con-sidered representative of securities similar to those invested in by the Adviser for the purpose of the composite performance numbers set forth above.
5. The Adviser's average annual management fee over the period shown was 0.30% or 30 basis points. During the period, fees on the Adviser's indi-vidual accounts ranged from 0.26% to 0.625% (26 basis points to 62.5 basis points). Net returns to investors vary depending on the management fee.
6. The intermediate fixed income + cash composite includes every intermediate fixed income account as of 9/30 1996. No accounts were excluded. As of 9/30/96, this composite included all 12 intermediate fixed income portfo-lios, including the intermediate fixed income + cash portions of balanced accounts, totaling $255 million. Leverage has not been used in any portfo-lios included in this composite. A list of all composites of the firm is available upon request.

                            ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of United As-set Management Corporation, is responsible for performing and overseeing ad-ministrative, fund accounting, dividend disbursing and transfer agent services provided to the Fund and its Portfolios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  Each Portfolio pays UAMFSI a two part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio-specific fees are calculated from the aggregate net assets of each Portfolio:

                                                                           RATE
                                                                           ----
   Chicago Asset Management Intermediate Bond Portfolio................... .04%

CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined Fund assets;
  0.11 of 1% of the next $800 million of combined Fund assets;
  0.07 of 1% of combined Fund assets in excess of $1 billion but less than $3 billion;
  0.05 of 1% of combined Fund assets in excess of $3 billion.

  Fees are allocated among the Portfolios on the basis of their relative as-sets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

                                  DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM with its prin-cipal office located at 211 Congress Street, Boston, Massachusetts 02110, dis-tributes the shares of the Fund. Under the Fund's Distribution Agreement (the "Distribution Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not receive any fee or other compensation under the Distribution Agree-ment with respect to this Portfolio. The Distribution Agreement continues in effect as long as the Fund's Board of Trustees, including a majority of the Trustees who are not parties to the Distribution Agreement or interested per-sons of any such party, approve it on an annual basis. The Distribution Agreement provides that the Fund will bear the costs of the registration of its shares with the SEC and various states and the printing of its prospectuses, SAIs and reports to shareholders.

                            PORTFOLIO TRANSACTIONS

  The Advisory Agreements for each of the Fund's Portfolios authorize the Ad-viser to select the brokers or dealers that will execute the purchases and sales of investment securities for each Portfolio. The Agreements direct the Adviser to use its best efforts to obtain the best available price and most favorable execution for all transactions of the Portfolios. If consistent with the interests of the Portfolios, the Adviser may select brokers on the basis of research, statistical and pricing services these brokers provide to the Portfolios in addition to required Adviser services. Such brokers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that the commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolios and the Adviser's other clients. Although not a typical practice, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser.

  If a purchase or sale of securities is consistent with the investment poli-cies of a Portfolio and one or more other clients served by the Adviser is considering a purchase at or about the same time, transactions in such securi-ties will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for al-locating such transactions, allocations are subject to periodic review by the Fund's Trustees.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized as a Delaware business trust on May 18, 1994 under the name "The Regis Fund II." On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust." The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial inter-est, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without fur-ther action by shareholders.

  At its discretion, the Board of Trustees may create additional Portfolios and classes of shares. The shares of each Portfolio are fully paid and nonas-sessable, and have no preference as to conversion, exchange, dividends, re-tirement or other features and no pre-emptive rights. They have noncumulative voting rights, which means that holders of more than 50% of shares voting for the election of Trustees can elect 100% of the Trustees. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

  As of December 6, 1996, Edward Usher and Francis McCartin, Trustees, Pipe-fitters Pension Fund Local 597, Chicago, IL held of record 89.2% of the out-standing shares of the CAM Intermediate Bond Portfolio Institutional Class Shares for which ownership is disclaimed or presumed disclaimed. The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Trustees will call a meeting of shareholders if such a meeting is requested in writing by the hold-ers of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters.

CUSTODIAN
  The Chase Manhattan Bank serves as custodian of the Fund's assets.

ACCOUNTANTS
  Price Waterhouse LLP acts as the independent accountants for the Fund.

REPORTS
  Investors will receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the address or telephone number listed on the cover of this Prospectus.

LITIGATION
  The Fund is not involved in any litigation.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE PORTFOLIO'S STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PRO-SPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OF-FERING MAY NOT BE LAWFULLY MADE.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES

 Acadian Emerging Markets Portfolio
 Acadian International Equity Portfolio
 BHM&S Total Return Bond Portfolio
 Chicago Asset Management Intermediate Bond Portfolio
 Chicago Asset Management Value/Contrarian Portfolio
 C&B Balanced Portfolio
 C&B Equity Portfolio
 C&B Equity Portfolio for Taxable Investors
 C&B Mid Cap Equity Portfolio
 DSI Balanced Portfolio
 DSI Disciplined Value Portfolio
 DSI Limited Maturity Bond Portfolio
 DSI Money Market Portfolio
 FMA Small Company Portfolio
 FPA Crescent Portfolio
 Hanson Equity Portfolio
 ICM Equity Portfolio
 ICM Fixed Income Portfolio
 ICM Small Company Portfolio
 IRC Enhanced Index Portfolio
 Jacobs International Octagon Portfolio
 McKee Domestic Equity Portfolio
 McKee International Equity Portfolio
 McKee U.S. Government Portfolio
 MJI International Equity Portfolio
 Newbold's Equity Portfolio
 NWQ Balanced Portfolio
 NWQ Value Equity Portfolio
 Rice, Hall James Small Cap Portfolio
 Rice, Hall James Small/Mid Cap Portfolio
 Sirach Equity Portfolio
 Sirach Fixed Income Portfolio
 Sirach Growth Portfolio
 Sirach Short-Term Reserves Portfolio
 Sirach Special Equity Portfolio
 Sirach Strategic Balanced Portfolio
 SAMI Preferred Stock Income Portfolio
 Sterling Partners' Balanced Portfolio
 Sterling Partners' Equity Portfolio
 Sterling Partners' Small Cap Portfolio
 Sterling Partners' Short-Term Fixed Income Portfolio
 Sterling Partners' Small Cap Value Portfolio
 TS&W Equity Portfolio
 TS&W Fixed Income Portfolio
 TS&W International Equity Portfolio

  UAM Funds Service Center
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798
  1-800-638-7983

  Investment Adviser
  Chicago Asset Management Company
  70 West Madison Street 56th Floor
  Chicago, IL 60602

  Distributor
  UAM FUND DISTRIBUTORS, INC.
  211 Congress Street
  Boston, MA 02110



                      PROSPECTUS

                      January 3, 1997

[LOGO OF UAM FUNDS APPEARS HERE]

  Chicago Asset Management

  Value/Contrarian Portfolio

  Institutional
  Class Shares





P R O S P E C T U S




                    January 3, 1997

                    [LOGO OF UAM FUNDS APPEARS HERE]

                           UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                1-800-638-7983

-------------------------------------------------------------------------------

              CHICAGO ASSET MANAGEMENT VALUE/CONTRARIAN PORTFOLIO

                          INSTITUTIONAL CLASS SHARES
             INVESTMENT ADVISER: CHICAGO ASSET MANAGEMENT COMPANY

-------------------------------------------------------------------------------

                         PROSPECTUS -- JANUARY 3, 1997

  UAM Funds Trust (the "Fund") is, an open-end investment company known as a "mutual fund." The Fund consists of multiple series (known as "Portfolios"), each of which has different investment objectives and policies. The Chicago Asset Management Value/Contrarian Portfolio currently offers only one class of shares: Institutional Class Shares. The securities offered in this Prospectus are Institutional Class Shares of one diversified, no-load Portfolio of the Fund managed by Chicago Asset Management Company.

  CHICAGO ASSET MANAGEMENT VALUE/CONTRARIAN PORTFOLIO. Chicago Asset Manage-ment Value/Contrarian Portfolio (the "Portfolio") seeks capital appreciation by investing primarily in the common stock of large companies. The common stocks in which the Portfolio invests are generally ones which have performed poorly over the recent past but which may have the potential for better-than-average performance in the future.

  There can be no assurance that the Portfolio will achieve its stated objec-tive.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission. The SAI is dated January 3, 1997 and has been incorporated by reference into this Prospectus. For a free copy of the SAI contact the UAM Funds Service Center at the address or telephone number above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
Fund Expenses............................................................    1
Prospectus Summary.......................................................    3
Risk Factors.............................................................    4
Financial Highlights.....................................................    5
Investment Objective.....................................................    6
Investment Policies......................................................    6
Other Investment Policies................................................    8
Investment Limitations...................................................   14
Purchase of Shares.......................................................   15
Redemption of Shares.....................................................   17
Shareholder Services.....................................................   19
Valuation of Shares......................................................   20
Performance Calculations.................................................   20
Dividends, Capital Gains Distributions and Taxes.........................   21
Investment Adviser.......................................................   22
Adviser's Historical Performance.........................................   24
Administrative Services..................................................   25
Distributor..............................................................   26
Portfolio Transactions ..................................................   26
General Information......................................................   27
UAM Funds -- Institutional Class Shares..................................   29

                              FUND EXPENSES

  The following table illustrates expenses and fees that a shareholder of the Portfolio's Institutional Class Shares would incur. Transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. Please see "PURCHASE OF SHARES" for further information.

                       SHAREHOLDER TRANSACTION EXPENSES

   Sales Load Imposed on Purchases......................................... NONE
   Sales Load Imposed on Reinvested Dividends.............................. NONE
   Deferred Sales Load..................................................... NONE
   Redemption Fees......................................................... NONE
   Exchange Fees........................................................... NONE

                      ANNUAL FUND OPERATING EXPENSES

                     (AS A PERCENTAGE OF NET ASSETS)

   Investment Advisory Fees...........................................   0.625 %
   Administrative Fees................................................   6.610 %
   12b-1 Fees.........................................................    NONE
   Other Expenses.....................................................   6.030 %
   Advisory Fees Waived and Expenses Assumed..........................  (12.21)%
                                                                        ------
   Total Operating Expenses (After Fee Waiver and Expenses Assumed)...  1.0600 %*
                                                                        ======

-----------

* Absent the fees waived and expenses assumed by the Adviser, annualized total operating expenses for the Portfolio, including revised administrative fees, would be 13.27%. The annualized Total Operating Expenses includes the effect of expense offsets. If expense offsets were excluded, annualized Total Oper-ating Expenses of the Portfolio would be 1.10%. Until further notice, the Adviser has voluntarily agreed to waive its advisory fee and to assume cer-tain operating expenses to keep the Portfolio's total annual operating ex-penses (excluding interest, taxes and extraordinary expenses) from exceeding 0.95% of average daily net assets. The Portfolio will not reimburse the Ad-viser for any advisory fees which are waived or Portfolio expenses which the Adviser may bear on behalf of the Portfolio for a given fiscal year for a given year.

  The table above show various fees and expenses an investor would bear di-rectly or indirectly. The expenses and fees set forth above are based on the Portfolio's operations during the fiscal year ended April 30, 1996 except that they have been restated to reflect current administrative fees. (See "ADMINIS-TRATIVE SERVICES.")

  The following chart shows how much a hypothetical investor would pay in ex-penses, assuming an initial investment of $1,000, a 5% annual rate of return and redemption at the end of the time period indicated.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
   Expenses.....................................  $ 11   $ 34    $ 58    $ 129

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                            PROSPECTUS SUMMARY


INVESTMENT ADVISER

  Chicago Asset Management Company (the "Adviser") is a registered investment adviser specializing in the active management of stocks, bonds and balanced portfolios for institutional, tax-exempt clients. Founded in 1983, the firm is a wholly-owned subsidiary of United Asset Management Corporation. The Adviser currently has over $2 billion in assets under management. (See "INVESTMENT AD-VISER.")


PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), to investors at net asset value without a sales commission. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment is $2,000. The minimum for subsequent investments is $100. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. Certain exceptions to the initial or minimum investment amounts may be made by the officers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS

  The Portfolio will normally distribute substantially all of its net invest-ment income in quarterly dividends. The Portfolio will distribute any realized net capital gains annually. Distributions will be reinvested in Portfolio shares automatically unless an investor elects to receive cash distributions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTIONS AND EXCHANGES

  Shares of the Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. (See "REDEMPTION OF SHARES.")

ADMINISTRATIVE SERVICES

  UAM Fund Services Inc. ("UAMFSI"), a wholly-owned subsidiary of United Asset Management Corporation, is responsible for performing and overseeing adminis-tration, fund accounting, dividend disbursing and transfer agency services provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  The value of the Portfolio's shares will fluctuate in response to changes in market and economic conditions as well as the financial conditions and pros-pects of the issuers in which the Portfolio invests. Prospective investors should consider the following: (1) The Portfolio may engage in various strate-gies to seek to hedge its investments against movements in security prices, interest rates and currency exchange rates by the use of derivatives including options and futures as well as options on futures. Such strategies are com-monly referred to as "derivatives" and involve the risk of imperfect correla-tion in movements in the price of options and futures and movements in the price of securities, interest rates or currencies which are the subject of the hedge. To the extent these transactions involve foreign securities or curren-cies, they are also subject to the risk factors associated with foreign in-vestments generally. There can be no assurance that a liquid secondary market for options and futures contracts will exist at any specific time; (2) The Portfolio may invest up to 10% of its assets in foreign issuers, which may in-volve greater risks than investments in domestic securities, such as foreign currency risk; (3) The Portfolio may invest in repurchase agreements which en-tail a risk of loss should the seller default on its transaction; (4) The Portfolio may lend its investment securities which entails a risk of loss should a borrower fail financially; (5) The Portfolio may purchase securities on a when-issued basis which do not earn interest until issued and may decline or appreciate in market value prior to their delivery to the Portfolio. (See "OTHER INVESTMENT POLICIES".)

                             FINANCIAL HIGHLIGHTS

  The following table provides selected per share information for a share out-standing throughout the periods presented for the Portfolio. This table is part of the Portfolio's Financial Statements included in the Portfolio's 1996 Annual Report to Shareholders and the 1996 Semi-Annual Report to shareholders
 . The Reports are incorporated into the Portfolio's SAI. The Portfolio's Fi-nancial Statements for the period ended April 30, 1996 have been audited by Price Waterhouse LLP whose unqualified opinion on those Financial Statements is also incorporated into the Portfolio's SAI. Please read the following in-formation in conjunction with the Portfolio's 1996 Annual Report to Sharehold-ers and the 1996 Semi-Annual Report to Shareholders.

                                   DECEMBER 16,                   SIX MONTHS
                                      1994**                        ENDED
                                   TO APRIL 30,   YEAR ENDED   OCTOBER 31, 1996
                                       1995     APRIL 30, 1996   (UNAUDITED)
                                   ------------ -------------- ----------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.........................    $ 10.00       $  11.14        $ 13.67
                                     -------       --------        -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income..........       0.05           0.19           0.09
  Net Realized and Unrealized
    Gain (Loss) on Investments...       1.13           2.86          (0.36)
                                     -------       --------        -------
    Total from Investment
      Operations.................       1.18           3.05          (0.27)
                                     -------       --------        -------
DISTRIBUTIONS
  Net Investment Income..........      (0.04)         (0.23)         (0.15)
  Net Realized Gain..............        --           (0.29)           --
                                     -------       --------        -------
    Total Distributions..........      (0.04)         (0.52)         (0.15)
                                     -------       --------        -------
NET ASSET VALUE, END OF PERIOD...    $ 11.14       $  13.67        $ 13.25
                                     =======       ========        =======
TOTAL RETURN+....................      11.81%         28.00%         (1.98)%
                                     =======       ========        =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (thousands)....................    $   696       $    892        $ 1,248
Ratio of Expenses to Average Net
  Assets.........................       0.95%*         1.06%          0.99%*
Ratio of Net Investment Income to
  Average Net Assets.............       1.54%*         1.51%          1.62%*
Portfolio Turnover Rate..........          4%            33%            17%
Average Commission Rate#.........        N/A       $ 0.0600        $0.0585
Voluntarily Waived Fees and
  Expenses Assumed by the Adviser
  Per Share......................    $  0.58       $   1.50        $  0.62
Ratio of Expenses to Average Net
  Assets Including Expense
  Offsets........................       0.95%*         0.95%          0.95%*

-----------
 * Annualized
** Commencement of Operations
 + Total return would have been lower had certain fees not been waived and ex-
   penses assumed by the Adviser during the periods indicated.
 # Beginning with fiscal year 1996, the Portfolio is required to disclose the average commission rate per share it paid for portfolio trades, on which commissions were charged, during the period.

                             INVESTMENT OBJECTIVE

  The Portfolio seeks capital appreciation by investing primarily in the com-mon stock of large companies. The common stocks in which the Portfolio invests are generally ones which have performed poorly over the recent past but which may have the potential for better-than-average performance in the future. There can be no assurance that the Portfolio will achieve its stated objec-tive.

                              INVESTMENT POLICIES

  The Adviser focuses mainly on choosing individual stocks rather than trying to forecast the overall strength of the stock market. In particular, the Ad-viser seeks to invest in large, established quality companies whose stocks can be bought at attractive prices because of the market's misperceptions about the companies' value.

  As a contrarian, the Adviser seeks to invest by going against the consensus opinion on individual stocks. To discover the appropriate contrarian position, the Adviser stays in contact with stock market research analysts and takes their assumptions into account in determining whether stocks are undervalued or overvalued.

  The Portfolio will invest primarily in the common stock of large capitaliza-tion companies which are defined as those with equity capitalizations greater than $1 billion at the time of purchase. The Portfolio may also invest in se-curities convertible into common stock. There is no particular percentage of the Portfolio's assets to be invested in any one type of security, and it has the ability to purchase other securities that may produce capital appreciation such as non-convertible preferred stocks, rights and warrants to purchase com-mon stocks, and bonds. However, under normal circumstances, the Adviser antic-ipates no more than 5% of the Portfolio's total assets will be invested in in-vestment grade bonds which are generally considered to be those bonds having one of the four highest grades assigned by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A or Baa) or Standard & Poor's Corporation ("S&P") (AAA, AA, A or BBB), or if unrated, of equivalent quality in the Adviser's judgment. The Adviser also reserves the right to retain securities which are downgraded by one or both of the rating agencies, if in the Adviser's judgment, the re-tention of securities is warranted. The Portfolio's SAI contains a detailed description of corporate bond ratings.

  The Portfolio seeks to outperform the market during most time periods, not by taking advantages of shifts in the overall direction of the market, but by identifying attractive stocks. The Portfolio will invest primarily in estab-lished, high-quality companies whose stock is selling at attractive prices due to short-term market misperceptions. Consistent with avoiding market timing is maintaining most individual common stock holdings in a somewhat equally weighted position in the

Portfolio. This is sometimes accomplished by rebalancing current holdings in response to a change in the market value of individual holdings over time. A portion of a holding which has become larger due to market value change may be sold. Conversely an additional purchase of shares of a current holding may be made if market value change has reduced the holding size in the total portfo-lio.

  The Adviser's investment style is categorized as large cap, bottom-up, val-ue-oriented and contrarian. Its investment philosophy and process is qualita-tive rather than quantitative, and its investment approach has four distin-guishing characteristics. First, it emphasizes large company stocks. Second, it employs a bottom-up approach which means that it will construct the Portfo-lio by focusing on individual stocks rather than industry groups or sectors. (Top-down investors would first decide which industries or sectors they wanted to emphasize and then would look for stocks that fit those requirements.) Third, it is value-oriented. This means that it invests in stocks which are perceived to be priced below their true value because the market does not rec-ognize their potential. And fourth, it is contrarian in that it goes against the common consensus when it invests. To maintain an effective contrarian pos-ture, it closely monitors market opinion-makers, such as research analysts and commentators, and then evaluates the impact of their opinions on stock prices, in identifying securities which are perceived to be undervalued or overvalued. This results in active contrarian rebalancing of current holdings.

  The Adviser selects individual issues which offer a combination of some of the following characteristics:

    . they are out-of-favor among market analysts;

    . they are priced below the mid-point of their trading range over the past year;

    . the issuing companies have maintained sound financial credit qual-ity as measured by their balance sheets or they are expected to significantly improve;

    . they are large companies with market values over $1 billion;

    . they have reasonable (based on normalized expected earnings) price-to-earnings ratios; and

    . they pay or may become able to pay a dividend.

  When the Adviser believes that market conditions warrant a defensive posi-tion, up to 100% of the Portfolio's assets may be held in cash and short-term investments. See "SHORT-TERM INVESTMENTS AND REPURCHASE AGREEMENTS" below for a description of the types of short-term instruments in which the Portfolio may invest for temporary defensive purposes. When the Portfolio is in a defen-sive position, it may not necessarily be pursuing its stated investment objec-tive.

                           OTHER INVESTMENT POLICIES

  The Portfolio may also, under normal circumstances, invest up to 35% of its assets, unless restricted by additional limitations described below or in the Portfolio's SAI, in the following securities, investments or investment tech-niques.

SHORT-TERM INVESTMENTS

  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market instruments including cer-tificates of deposit, bankers' acceptances, time deposits, U.S. government ob-ligations, U.S. government agency securities, short-term corporate debt secu-rities, and commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if unrated, determined by the Adviser to be of comparable quality.


  Time deposits maturing in more than seven days will not be purchased by the Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of the Portfolio. The Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Fed-eral Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an invest-ment quality comparable with other debt securities which may be purchased by the Portfolio.

  The Fund has received permission from the Securities and Exchange Commission (the "SEC") to deposit the daily uninvested cash balances of the Fund's Port-folios, as well as cash for investment purposes, into one or more joint ac-counts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By en-tering into these investments on a joint basis, it is expected that the Port-folio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio. (See "INVESTMENT COMPA-NIES.")

REPURCHASE AGREEMENTS

  The Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' acceptances and other securities outlined above under "Short-Term Investments." In a repurchase agreement, the Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is also required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The use of repurchase agreements involves certain risks. For example, a default by the seller of the agreement may cause the Portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures. The Fund has received permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint basis. By entering into joint repurchase agreements, the Portfolio may incur lower transactions costs and earn higher rates of interest on joint repurchase agreements. The Portfolio's contribution would determine its return from a joint repurchase agreement (See "SHORT TERM INVESTMENTS.")

LENDING OF SECURITIES
  The Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. The Portfolio will not loan securities to the extent that greater than one-third of its assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is sub-ject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Trustees. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Trustees. The Portfolio will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES
  The Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more be-fore delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by the Portfolio until it receives pay-ment or delivery from the other party to any of the above transactions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. The Portfolio will maintain a sep-arate account of cash or liquid securities at least equal to the value of pur-chase commitments until payment is made. Typically, no income accrues on secu-rities purchased on a delayed delivery basis prior to the time delivery is made although the Portfolio may earn income on securities it has deposited in a segregated account.

  The Portfolio may engage in these types of purchases in order to buy securi-ties that fit with its investment objectives at attractive prices -- not to increase its investment leverage.

PORTFOLIO TURNOVER
  Portfolio turnover is not anticipated to exceed 60%. In addition to Portfo-lio trading costs, higher rates of portfolio turnover may result in the reali-zation of capital gains. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX-ES" for more information on taxation.) The Portfolio will not normally engage in short-term trading, but each reserves the right to do so. The table set forth in "Financial Highlights" presents the Portfolio's historical portfolio turnover rates.

INVESTMENT COMPANIES
  The Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company, nor may it acquire more than 3% of the voting securities of any other invest-ment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addi-tion to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios to invest the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio for cash management purposes provided that the investment is consistent with the Portfolio's investment policies and re-strictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advi-sory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other share-holders.

FOREIGN INVESTMENTS
  Investing in foreign companies may involve additional risks and considera-tions which are not typically associated with investing in U.S. companies. Since stocks of foreign companies are normally denominated in foreign currencies, the Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

  As non-U.S. companies are not generally subject to uniform accounting, au-diting and financial reporting standards and practices comparable to those ap-plicable to U.S. companies, comparable information may not be readily avail-able about certain foreign companies. Securities of some non-U.S. companies may be less liquid and more volatile than securities of comparable U.S. compa-nies. In addition, in certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic develop-ments which could affect U.S. investments in those countries.

RESTRICTED AND ILLIQUID SECURITIES
  The Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified in-stitutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Trustees, the Adviser determines the li-quidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these re-stricted securities are not treated as illiquid securities for purposes of the Portfolio's investment limitations. The Portfolio may also invest up to 15% of its net assets in securities that are illiquid. Prices realized from the sales of these securities could be more or less than those originally paid by the Portfolio or less than what may be considered the fair value of such securi-ties.

HEDGING AND RELATED STRATEGIES AND RISK CONSIDERATIONS
  To reduce the overall risk of its investments (hedge), the Portfolio may use options, futures contracts, options on futures contracts, and forward currency contracts. These instruments are commonly referred to as derivatives. Hedging strategies may also be used in an attempt to manage the Portfolio's exposure to changing interest rates, security prices and currency exchange rates. The Portfolio's ability to use these strategies may be limited by market condi-tions, regulatory limits and tax considerations. The Portfolio's obligation under such hedging strategies will be covered by the maintenance of a segre-gated account consisting of cash or liquid securities equal to at least 100% of the Portfolio's commitment. The Portfolio may buy or sell futures con-tracts, write covered call options and buy put and call options on any securi-ty, index or currency including options and futures traded on foreign ex-changes and options not traded on exchanges. The Portfolio's SAI contains fur-ther information on all of these strategies and the risks associated with them.

  The Portfolio may write or purchase options in privately negotiated transac-tions ("OTC Options") as well as listed options. OTC Options can be closed out only by agreement with the other party to the transaction. Any OTC Option pur-chased by the Portfolio is considered an illiquid security. Any OTC Option written by the Portfolio will be with a qualified dealer pursuant to an agree-ment under which the Portfolio may repurchase the option at a formula price. Such options are considered illiquid to the extent that the formula price ex-ceeds the intrinsic value of the option. The Portfolio may not purchase or sell futures contracts or related options for which the aggregate initial mar-gin and premiums exceed 5% of the fair market value of the Portfolio's assets. In order to prevent leverage in connection with the purchase of futures con-tracts or call options thereon by the Portfolio, an amount of cash, cash equivalents or liquid securities equal to the market value of the obligation under the futures contracts or options (less any related market deposits) will be maintained in a segregated account with the Fund's Custodian Bank. The Portfolio may not invest more than 15% of its net assets in illiquid securi-ties and repurchase agreements which have a maturity of longer than seven days. A more complete discussion of the potential risks involved in transac-tions in options or futures contracts and related options is contained in the Portfolio's SAI.

  The Portfolio may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions. The Portfolio also may enter into a forward contract to sell an amount of a foreign currency approximating the value of some or all of the Portfolio's securities denomi-nated in such currency.

  The Portfolio may use forward contracts in one currency or a basket of cur-rencies to hedge against fluctuations in the value of another currency when the Adviser anticipates there will be a correlation between the two and may use forward currency contracts to shift the Portfolio's exposure to foreign currency fluctuations from one country to another. The purpose of entering into these contracts is to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies.

  The Portfolio may enter into interest rate protection transactions, which consist of interest rate swaps and interest rate caps, collars and floors, for hedging purposes. These transactions are commonly referred to as derivatives. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The swaps in which the Portfolio may also engage include interest rate caps, floors and collars under which one party pays a single or periodic fixed amount (or premium), and the other party pays periodic amounts on movement of a specified index.

  The Portfolio may enter into interest rate protection transactions to pre-serve a return or spread on a particular investment or portion of its portfo-lio or to protect against any increase in the price of securities it antici-pates purchasing at a later date. The Portfolio will enter into interest rate protection transactions only with banks and recognized securities dealers be-lieved by the Adviser to present minimal credit risks in accordance with guidelines established by the Fund's Board of Trustees. Interest rate swaps, caps, floors and collars will be treated as il-liquid securities and will therefore, be subject to the Portfolio's investment restriction limiting investment in illiquid securities to no greater than 15% of its net assets.

  RISK CONSIDERATIONS. The Portfolio might not employ any of the hedging strategies described above, and there can be no assurance that any strategy used will succeed. If the Adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a hedging strategy for the Port-folio, the Portfolio would be in a better position if it had not hedged at all. In addition, the Portfolio will pay commissions and other costs in con-nection with such hedging strategies which may increase the Portfolio's ex-penses and reduce its return.

  The use of these strategies involves certain risks, including (1) the fact that skills needed to use hedging instruments are different from those needed to select the Portfolio's securities, (2) possible imperfect correlation, or even no correlation, between price movements of hedging instruments and price movements of the investments being hedged, (3) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments and (4) the possible inability of the Portfolio to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Portfolio to sell a security at a disadvanta-geous time due to the need for it to maintain "cover" or to segregate securi-ties in connection with hedging transactions and the possible inability of the Portfolio to close out or to liquidate its hedged position.

AMERICAN DEPOSITARY RECEIPTS

  The Portfolio intends to invest primarily in U.S.-based companies. In addi-tion, the Portfolio may purchase shares of foreign based companies in the form of American Depositary Receipts (ADRs). Investments in ADRs, which are domes-tic securities representing ownership rights in foreign companies, will not exceed 25% of the Portfolio's assets. ADRs may be sponsored or unsponsored. Sponsored ADRs are established jointly by a depositary and the underlying is-suer, whereas unsponsored ADR's may be established without participation by the underlying issuer. Holders of an unsponsored ADR generally bear all the costs associated with establishing the unsponsored ADR. The depositary of an unsponsored ADR is under no obligation to distribute shareholder communica-tions received from the underlying issuer or to pass through voting rights to the holders of the unsponsored ADR with respect to the deposited securities or pool of securities.

                             INVESTMENT LIMITATIONS

  The Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the U.S. Government or any of its agencies or instrumentali-
      ties);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  (c) invest more than 5% of its assets at the time of purchase in the secu-rities of companies that have (with predecessors) a continuous operat-ing history of less than 3 years;

  (d) invest more than 25% of its assets in companies within a single indus-try; however, there are no limitations on investments made in instru-ments issued or guaranteed by the U.S. Government and its agencies.

  (e) make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agree-ments or by lending its portfolio securities to banks, brokers, deal-ers and other financial institutions so long as the loans are made in compliance with the 1940 Act, as amended, or the Rules and Regulations or interpretations of the SEC;

  (f) (i) borrow, except from banks and as a temporary measure for extraor-dinary or emergency purposes and then, in no event, in excess of 33 1/3% of the Portfolio's gross assets valued at the lower of market or cost, and (ii) the Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or

  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value.

  The investment objective of the Portfolio is fundamental and may be changed only with the approval of the holders of a majority of the outstanding shares of such Portfolio. Except for limitations (a), (b), (d), (e) and (f)(i), the Portfolio's investment limitations and policies described in this Prospectus and in the SAI are not fundamental and may be changed by the Fund's Board of Trustees upon reasonable notice to investors. All other investment limitations described here and in the SAI are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding shares of the Portfolio. If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Portfo-lio's assets will not be considered a violation of the restriction.

                            PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), without a sales commission at the net asset value next deter-mined after an order is received by the Custodian (See "VALUATION OF SHARES.") The minimum initial investment required is $2,000. The minimum initial invest-ment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. Certain exceptions may be made by the officers of the Fund.

  Shares of the Portfolio may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions or other account fees on the purchase and redemption of Portfolio shares by their customers. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different purchase and redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, and would not be imposed if shares of the Portfolio were purchased di-rectly from the Fund or the Distributor. The Service Agents may provide share-holder services to their customers that are not available to a shareholder dealing directly with the Fund. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive dif-ferent compensation with respect to one particular class of shares over another in the Fund.

  Service Agents may enter confirmed purchase orders on behalf of their custom-ers. If shares of the Portfolio are purchased in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE"), and transmit it to the Fund's Sub-Transfer Agent prior to 4 p.m. to receive that day's share price. Proper payment for the order must be received by the Sub-Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

INITIAL INVESTMENT

  BY MAIL

  . Complete and sign an Application, and mail it along with a check payable to UAM Funds to:
                               UAM Funds Trust
                           UAM Funds Service Center
                   c/o Chase Global Funds Services Company
                                P.O. Box 2798
                            Boston, MA 02208-2798

  Payment for purchases of shares received by mail will be credited to an account at the next share price calculated for the Portfolio after receipt. Payment does not need to be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will ac-cept it for investment.

  BY WIRE

  . Telephone the UAM Funds Service Center and provide the name, address, telephone number, social security or taxpayer identification number, Portfolio selected, amount being wired, and the name of the bank wiring the funds. An account number and a wire control number will be provided to you. Next,

  . instruct your bank to wire the specified amount to the Fund's custodian:

                            The Chase Manhattan Bank
                                 ABA #021000021
                                   UAM Funds
                             Credit DDA #9102772952

                    Ref: Portfolio Name_______________

                     Your Account Name________________

                    Your Account Number_______________

                    Wire Control Number_______________

  . Forward a completed Application to the UAM Funds Service Center. Federal
    Funds purchases will be accepted only on days when the NYSE and the Cus-todian Bank are open for business.

ADDITIONAL INVESTMENTS

  Additional investments can be made at any time. The minimum additional in-vestment is $100. Shares can be purchased at net asset value by mailing a check to the UAM Service Center (payable to "UAM Funds ") or by wiring money to the Custodian Bank using the instructions outlined above. When making additional investments, be sure that the account name and number is identified on the check or wire and the Portfolio to be purchased is specified.

  Prior to wiring additional investments, notify the Fund by calling the number on the cover of this Prospectus. Mail orders should include, when possible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.

OTHER PURCHASE INFORMATION

  Investments received by 4 p.m. ET (the close of the NYSE) will be invested at the share price calculated after the NYSE closes on that day. Investments re-ceived after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund reserves the right, in its sole discre-tion, to suspend the offering of shares of each Portfolio or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best in-terests of the Fund. Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certifi-cates for fractional shares will not be issued. Certificates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES

  If accepted by the Fund, shares of the Portfolio may be purchased in exchange for securities which are eligible for acquisition by the Portfolio, as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by a Portfolio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of the Portfolio unless:

    . at the time of exchange, such securities are eligible to be in-cluded in the Portfolio (current market quotations must be readily available for such securities);

    . the investor represents and agrees that all securities offered to be exchanged are liquid securities and not subject to any restric-tions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and

    . the value of any such securities (except U.S. Government securi-ties) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

  Investors who are subject to Federal taxation upon exchange may realize a gain or loss for Federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                           REDEMPTION OF SHARES

  Shares of the Portfolio may be redeemed by mail or telephone, at any time, without cost, at the net asset value of the Portfolio next determined after re-ceipt of the redemption request. No charge is made for redemptions. Any redemp-tion may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.

BY MAIL

  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

    . share certificates, if issued;

    . a letter of instruction or stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are regis-tered;

    . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

    . any other necessary legal documents, if required in the case of es-tates, trusts, guardianships, custodianships, corporations, pension and profit-sharing plans and other organizations.

BY TELEPHONE

  In order to make a redemption request by telephone, you must:

    . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Application; and

    . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

    . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed);

    . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to con-firm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by tele-phone. In addition, all telephone transaction requests will be recorded and in-vestors may be required to provide additional telecopied written instructions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Sub-Transfer Agent does not employ the procedures described above. Nei-ther the Fund nor the Sub-Transfer Agent will be responsible for any loss, lia-bility, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES

  Signature guarantees are required for the following redemptions:

    . redemptions where the proceeds are to be sent to someone other than the registered shareholder(s)

    . redemption where the proceeds are to be sent to an address which is not the registered address; or

    . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION

  Normally, the Fund will make payment for all shares redeemed under proper procedures within one business day of and no more than seven days after re-ceipt of a request, or earlier if required under applicable law. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances as determined by the SEC.

  If the Fund's Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payments wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges when they sell portfolio securities received in pay-ment of redemptions.

                             SHAREHOLDER SERVICES

EXCHANGE OF SHARES

  Institutional Class Shares of the Portfolio may be exchanged for Institu-tional Class Shares of any other Portfolio of the UAM Funds. (See the list of Portfolios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. Call the UAM

Funds Service Center for a copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are quali-fied for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to 4 p.m.
(ET) will be processed as of the close of business on the same day. Requests received after 4 p.m. will be processed on the next business day. The Board of Trustees may limit the frequency and amount of exchanges permitted. For addi-tional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES -- BY TELEPHONE". An exchange into an-other UAM Funds Portfolio is a sale of shares and may result in a gain or loss for income tax purposes. The Fund may modify or terminate the exchange privi-lege at any time.

                            VALUATION OF SHARES

  The net asset value of the Portfolio is determined by dividing the value of the Portfolio's assets, less any liabilities, by the number of shares outstand-ing. The net asset value per share of the Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the se-curity is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily avail-able are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.


  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Fund's Board of Trustees.

                            PERFORMANCE CALCULATIONS

  The Portfolio measures performance by calculating total return. Total return figures are based on historical earnings and are not intended to indicate fu-ture performance.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumu-lative or aggregate total return reflects actual performance over a stated pe-riod of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if per-formance had been constant over the entire period.

  The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolio's SAI. This information may also be included in sales literature and advertising.

  The Portfolio's Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. Contact the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS

  The Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in quarterly dividends. If any net capital gains are realized, the Portfolio will normally distribute such gains annually. All dividends and capital gains distributions will be automati-cally reinvested in additional shares of the Portfolio unless the Fund is noti-fied in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES

  The Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal in-come tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, the Portfolio must, among other things, distribute substantially all of its ordinary income and net capital gains on an annual basis and maintain a portfolio of investments which satisfies certain diversification criteria.

  Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains. Shareholders will be noti-fied annually of dividend income earned for tax purposes.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month will be treated as if they had been paid by the Fund and received by the shareholders on December 31 of the same calendar year, provided that the dividends are paid before February of the following year.

  The Fund is required by Federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number you have provided is correct and that you are not currently subject to backup withholding or that you are exempt from backup withholding. This certification must be made on the Application or on a sepa-rate form supplied by the Fund.

  Dividends and interest received by the Portfolio may give rise to withholding and other taxes imposed by foreign countries. These taxes reduce the Portfo-lio's dividends but are included in the taxable income reported on your tax statement if the Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deduc-tions and credits for foreign taxes.

                            INVESTMENT ADVISER

  Chicago Asset Management Company (the "Adviser") is a registered investment adviser formed in 1983. Its business offices are located at 70 West Madison Street, 56th Floor, Chicago, IL 60602. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation ("UAM") and provides and offers invest-ment management and advisory services to corporations, unions, pensions and profit-sharing plans, trusts, estates and other institutions and investors. The Adviser currently has over $2 billion in assets under management.

  The Portfolio pays an annual fee in monthly installments to the adviser for advisory services. This fee is accrued daily and paid monthly as a percentage of the average daily net assets in the Portfolio for that month. The percentage fee on an annual basis is 0.625%.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolio. The Distributor, UAM, the Adviser, or any of their affili-ates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholders servicing, record-keeping and/or other services per-formed with respect to the Fund, the Portfolio or any Class of Shares of the Portfolio. Payments for such services may be made out of the paying entities revenues, its profits or any other source available to it. When such services arrangements are in effect, they are made generally available to all qualified service providers.

  The Distributor, the Adviser and certain of their affiliates also partici-pate, at the date of this Prospectus, in an arrangement with Smith Barney Inc. ("Smith Barney") under which Smith Barney provides certain defined contribution plan marketing and other shareholder services and receives from such entities
0.15 of 1% of the daily net asset value of Institutional Class Shares held by Smith Barney's eligible customer accounts in addition to amounts payable to all selling dealers. The

  The investment professionals at the Adviser responsible for the day-to-day management of the Portfolio and their qualifications are as follows:

 Jon F. Holsteen,  President, CEO and Chief Investment Officer
 Education:        Lake Forest College, BA
 Experience:       Founded Chicago Asset Management Company in 1983.
 Kevin J. McGrath, Senior Vice President and Senior Portfolio Manager --
                    Equities
 Education:        Regis College, BA
                   St. Thomas College, MBA
 Experience:       Joined Chicago Asset Management Company in 1991. Vice
                   President, Smith Barney, Harris Upham, Inc. 1985-1991.

                       ADVISER'S HISTORICAL PERFORMANCE

  Below are certain performance data provided by the Adviser pertaining to the composite of separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objectives, poli-cies and strategies as those of the Portfolio. The performance data for the managed accounts is net of all fees and expenses. The investment returns of the Portfolio may differ from those of the separately managed accounts because such separately managed accounts may have fees and expenses that differ from those of the Portfolio. Further, the separately managed accounts are not sub-ject to investment limitations, diversification requirements and other re-strictions imposed by the Investment Company Act of 1940 and Internal Revenue Code; such conditions, if applicable, may have lowered the returns for sepa-rately managed accounts. The results presented are not intended to predict or suggest the return to be experienced by the Portfolio or the return an in-vestor might achieve by investing in the Portfolio.

      CHICAGO ASSET MANAGEMENT COMPANY -- EQUITY + CASH COMPOSITE RETURNS
                  (Percentage returns Net of Management Fees)

                                                             CHICAGO
                                                              ASSET
                                                            MANAGEMENT
                      CALENDAR YEARS                         COMPANY   S & P 500
                      --------------                        ---------- ---------
1985.......................................................    36.1%      32.0%
1986.......................................................    21.9%      18.4%
1987.......................................................     4.7%       5.2%
1988.......................................................    26.4%      16.8%
1989.......................................................    21.5%      31.6%
1990.......................................................   (8.1)%     (3.2)%
1991.......................................................    29.3%      30.6%
1992.......................................................    14.4%       7.6%
1993.......................................................    13.4%      10.1%
1994.......................................................     7.6%       1.3%
1995.......................................................    30.3%      37.6%
9 Months ended 9/30/96.....................................     9.7%      13.5%
Annualized through 9/30/96.................................    17.0%      16.5%
Cumulative through 9/30/96.................................   532.4%     498.8%
Eleven-Year Mean...........................................    18.0%      17.1%
Value of $1 invested during (1/1/85-9/30/96)...............  $  6.32    $  5.99

  CHICAGO ASSET MANAGEMENT COMPANY EQUITY + CASH RETURNS FOR VARIOUS PERIODS
                                ENDED 9/30/96*
                  (Percentage Returns Net of Management Fees)

                     PERIODS ENDED 9/30/96                       ADVISER S&P 500
                     ---------------------                       ------- -------
One-year period.................................................  14.6%   20.3%
Three-year period (average annual)..............................  18.0%   17.4%
Five-year period (average annual)...............................  15.5%   15.2%
Ten-year period (average annual)................................  14.9%   15.0%

-----------
* This performance data is not calculated in accordance with the methods set forth by the Association for Investment Management Research.

Notes:

1. The ANNUALIZED return is calculated from monthly data, allowing for com-pounding. Except as noted above, the formula used is in accordance with the acceptable methods set forth by the Association for Investment Manage-ment Research, the Bank Administration Institute, and the Investment Coun-sel Association of America. Market Value of the account was the sum of the account's total assets, including cash, cash equivalents, short term in-vestments, and securities valued at current market prices.

2. The CUMULATIVE RETURN means that $1 invested in the account on January 1, 1985 had grown to $6.32 by September 30, 1996.

3. The 11-YEAR MEAN is the arithmetic average of the annual returns for the calendar years listed.

4. The S & P 500 is an unmanaged index which assumes reinvestment of divi-dends and is generally considered representative of securities similar to those invested in by the Adviser for the purpose of the composite perfor-mance numbers set forth above.

5. The Adviser's average annual management fee over the period shown (1/1/85-9/30/96) was 0.40% or 40 basis points. During the period, fees on the Ad-viser's individual accounts ranged from 0.25% to 1.00% (25 basis points to 100 basis points). Net returns to investors vary depending on the manage-ment fee.

6. The equity + cash composite include every equity account as of 9/30/96. No accounts were excluded. As of 9/30/96, this composite included all 41 eq-uity portfolios, including the equity + cash portions of balanced ac-counts, totaling $1.4 billion. Leverage has not been used in any portfo-lios included in this composite. A list of all composites of the Adviser is available upon request.

                            ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of United Asset Management Corporation, is responsible for performing and overseeing administrative, fund accounting, dividend disbursing and transfer agent services provided to the Fund and its Portfolios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  Each Portfolio pays UAMFSI a two part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio-specific fees are calculated from the aggregate net assets of each Portfolio:

                                                                            RATE
                                                                            ----
   Chicago Asset Management Value/Contrarian Portfolio..................... .06%

CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined Fund assets;
  0.11 of 1% of the next $800 million of combined Fund assets;
  0.07 of 1% of combined Fund assets in excess of $1 billion but less than $3 billion;
  0.05 of 1% of combined Fund assets in excess of $3 billion.

  Fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

                                  DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM with its principal office located at 211 Congress Street, Boston, Massachusetts 02110, distributes the shares of the Fund. Under the Fund's Distribution Agreement, the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not receive any fee or other compensation under the Distribution Agreement with respect to this Portfolio. The Agreement continues in effect as long as it is approved at least annually by the Fund's Board of Trustees. Those approving the Agreement include a majority of Trustees who are neither parties to the Agreement nor interested persons of any such party. The Distribution Agreement provides that the Fund will bear the costs of the registration of its shares with the SEC and various states and the printing of its prospectuses, SAIs and reports to shareholders.

                            PORTFOLIO TRANSACTIONS

  The Advisory Agreements for the Fund's Portfolios authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for each Portfolio. The Agreements direct the Adviser to use its best efforts to obtain the best available price and most favorable execution for all transactions of the Portfolios. If consistent with the interests of the Portfolios, the Adviser may select brokers on the basis of research, statistical and pricing services these brokers provide to the Portfolios in addition to required Adviser services. Such brokers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that the commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolios and the Adviser's other clients. Although not a typical practice, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser.

  If a purchase or sale of securities is consistent with the investment poli-cies of a Portfolio and one or more other clients served by the Adviser is considering a purchase at or about the same time, transactions in such securi-ties will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for al-locating such transactions, allocations are subject to periodic review by the Fund's Trustees.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized as a Delaware business trust on May 18, 1994 under the name "The Regis Fund II." On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust." The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without further action by shareholders.

  At its discretion, the Board of Trustees may create additional Portfolios and classes of shares. The shares of each Portfolio are fully paid and nonas-sessable, and have no preference as to conversion, exchange, dividends, re-tirement or other features and no pre-emptive rights. They have noncumulative voting rights, which means that holders of more than 50% of shares voting for the election of Trustees can elect 100% of the Trustees. A shareholder is en-titled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

  As of December 6, 1996, John McNamara, Norton Reamer and William Park Trust-ees, UAM Profit Sharing & 401k Plan, Chicago, IL held of record 58.1% of the outstanding shares of the Portfolio's Institutional Class Shares for which ownership is disclaimed or presumed disclaimed. The persons or organizations owning

25% or more of the outstanding shares of the Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) the Portfolio. As a re-sult, these persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of share-holders of the Portfolio.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Trustees will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters.

CUSTODIAN
  The Chase Manhattan Bank serves as custodian of the Fund's assets.

ACCOUNTANTS
  Price Waterhouse LLP acts as the independent accountants for the Fund and audits its financial statements annually.

REPORTS
  Investors will receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the address or telephone number listed on the cover of this Prospectus.

LITIGATION
  The Fund is not involved in any litigation.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE PORTFOLIO'S STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PRO-SPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OF-FERING MAY NOT BE LAWFULLY MADE.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES

 Acadian Emerging Markets Portfolio
 Acadian International Equity Portfolio
 BHM&S Total Return Bond Portfolio
 Chicago Asset Management Intermediate Bond Portfolio
 Chicago Asset Management Value/Contrarian Portfolio
 C&B Balanced Portfolio
 C&B Equity Portfolio
 C&B Equity Portfolio for Taxable Investors
 C&B Mid Cap Equity Portfolio
 DSI Balanced Portfolio
 DSI Disciplined Value Portfolio
 DSI Limited Maturity Bond Portfolio
 DSI Money Market Portfolio
 FMA Small Company Portfolio
 FPA Crescent Portfolio
 Hanson Equity Portfolio
 ICM Equity Portfolio
 ICM Fixed Income Portfolio
 ICM Small Company Portfolio
 IRC Enhanced Index Portfolio
 Jacobs International Octagon Portfolio
 McKee Domestic Equity Portfolio
 McKee International Equity Portfolio
 McKee U.S. Government Portfolio
 MJI International Equity Portfolio
 Newbold's Equity Portfolio
 NWQ Balanced Portfolio
 NWQ Value Equity Portfolio
 Rice, Hall James Small Cap Portfolio
 Rice, Hall James Small/Mid Cap Portfolio
 Sirach Equity Portfolio
 Sirach Fixed Income Portfolio
 Sirach Growth Portfolio
 Sirach Short-Term Reserves Portfolio
 Sirach Special Equity Portfolio
 Sirach Strategic Balanced Portfolio
 SAMI Preferred Stock Income Portfolio
 Sterling Partners' Balanced Portfolio
 Sterling Partners' Equity Portfolio
 Sterling Partners' Short-Term Fixed Income Portfolio
 Sterling Partners' Small Cap Portfolio
 Sterling Partners' Small Cap Value Portfolio
 TS&W Balanced Portfolio
 TS&W Equity Portfolio
 TS&W Fixed Income Portfolio
 TS&W International Equity Portfolio

  UAM Funds Service Center
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798
  1-800-638-7983

  Investment Adviser
  Chicago Asset Management Company
  70 West Madison Street 56th Floor
  Chicago, IL 60602

  Distributor
  UAM FUND DISTRIBUTORS, INC.
  211 Congress Street
  Boston, MA 02110




                    PROSPECTUS

                    January 3, 1997

  [LOGO OF UAM FUNDS APPEARS HERE]

  FPA Crescent
  Portfolio

  Institutional Service
  Class Shares





P R O S P E C T U S





                    January 3, 1997

                                   UAM FUNDS

                           UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                1-800-638-7983

-------------------------------------------------------------------------------

                            FPA CRESCENT PORTFOLIO

                      INSTITUTIONAL SERVICE CLASS SHARES
               INVESTMENT ADVISER: FIRST PACIFIC ADVISORS, INC.

-------------------------------------------------------------------------------

                         PROSPECTUS -- JANUARY 3, 1997

  UAM Funds Trust (the "Fund") is an open-end investment company known as a "mutual fund." The Fund consists of multiple series (known as Portfolios) each of which has different investment objectives and policies. The FPA Crescent Portfolio offers two separate classes of shares: Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). Shares of each class represent equal, pro rata interests in a Portfolio and accrue divi-dends in the same manner except that Service Class Shares bear fees payable by the class (at the rate of .25% per annum) to financial institutions for serv-ices they provide to the owners of such shares. The securities offered in this Prospectus are Service Class Shares of one diversified, no-load Portfolio of the Fund managed by First Pacific Advisors, Inc.

  FPA CRESCENT PORTFOLIO. The FPA Crescent Portfolio's (the "Portfolio") in-vestment objective is to provide, through a combination of income and capital appreciation, a total return consistent with reasonable risk. The Portfolio seeks to achieve its objective by investing primarily in equity securities (common and preferred stocks) and fixed income obligations.

  There can be no assurance that the Portfolio will achieve its objective.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission. The SAI is dated January 3, 1997 and has been incorporated by reference into this Prospectus. For a free copy of the SAI contact the UAM Funds Service Center at the address or telephone number above.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   3
Risk Factors...............................................................   4
Investment Objective.......................................................   5
Investment Policies........................................................   5
Other Investment Policies..................................................   7
Purchase of Shares.........................................................  14
Redemption of Shares.......................................................  17
Service and Distribution Plans.............................................  19
Shareholder Services.......................................................  21
Valuation of Shares........................................................  21
Performance Calculations...................................................  22
Dividends, Capital Gains Distributions and Taxes...........................  23
Investment Adviser.........................................................  24
Administrative Services....................................................  25
Distributor................................................................  25
Portfolio Transactions.....................................................  26
General Information........................................................  26
UAM Funds -- Service Class Shares..........................................  28

                                 FUND EXPENSES

  The following table illustrates expenses and fees that a shareholder of the Portfolio's Service Class Shares would incur. Transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PURCHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES

   Sales Load Imposed on Purchases:........................................ NONE
   Sales Load Imposed on Reinvested Dividends:............................. NONE
   Deferred Sales Load:.................................................... NONE
   Redemption Fees:........................................................ NONE
   Exchange Fees:.......................................................... NONE

                        ANNUAL FUND OPERATING EXPENSES

  As a Percentage of Net Assets

   Investment Advisory Fees:............................................ 1.00%
   Administrative Fees:................................................. 0.19%
   12b-1 Fees: (Including Shareholder Servicing Fees)*.................. 0.25%
   Other Expenses:...................................................... 0.42%
                                                                         ----
   Total Operating Expenses............................................. 1.86%**
                                                                         ====

-----------
* The Service Class Shares may bear service fees of 0.25%. Long-term share-holders may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc. See "Service and Distribution Plans."
** The Adviser, has agreed to waive all or a portion of its advisory fees and to assume operating expenses otherwise payable by the Portfolio, if neces-sary, in order to keep the Portfolio's Service Class Shares' total annual operating expenses (excluding interest, taxes and extraordinary expenses) from exceeding 2.10% of average daily net assets until further notice.

  The table above shows various fees and expenses an investor would bear di-rectly or indirectly. The fees and expenses set forth above are estimates based upon the Portfolio's Institutional Class Shares operations during the fiscal year ended March 31, 1996 except that such information has been re-stated to reflect 12b-1 Fees and estimated current administrative fees and op-erating expenses for assumed assets of approximately $22 million.

  The following example illustrates expenses a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. The Portfolios charge no redemption fees of any kind.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
   Expenses:....................................  $19     $58    $101     $218

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN ABOVE.

  The information set forth in the above table and example relates only to Service Class Shares of the Portfolio, which shares are subject to different total fees and expenses than Institutional Class Shares. Broker-dealers or other financial intermediaries ("Service Agents") may charge other fees to their customers who are beneficial owners of Service Class Shares in connec-tion with their customer accounts. (See "SERVICE AND DISTRIBUTION PLANS.")

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER
  First Pacific Advisors, Inc. (the "Adviser") acts as the Portfolio's Adviser and has its origins dating back to 1954. It currently has over $3.5 billion in assets under management. The Adviser is an indirect wholly-owned subsidiary of United Asset Management Corporation. (See "INVESTMENT ADVISER.")

PURCHASE OF SHARES
  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), to investors at net asset value without a sales commission. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment is $2,500. The minimum for subsequent investments is $100. The minimum initial investment for IRA accounts is $1,000. Certain exceptions to the initial or minimum investment amounts may be made by the of-ficers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income in the form of dividends in June and December. Any realized net capital gains will also be distributed annually or more often if necessary. Distributions will be reinvested in the Portfolio's shares automatically un-less an investor elects to receive cash distributions. (See "DIVIDENDS, CAPI-TAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTIONS AND EXCHANGES
  Shares of the Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. (See "REDEMPTION OF SHARES.")

ADMINISTRATIVE SERVICES
  UAM Fund Services Inc. ("UAMFSI"), a wholly-owned subsidiary of United Asset Management Corporation, is responsible for performing and overseeing adminis-tration, fund accounting, dividend disbursing and transfer agency services provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  Prospective investors should understand that the Portfolio's performance will be affected by a variety of factors since it invests in both stocks and fixed-income securities. The value of the Portfolio's investments will vary from day to day, generally reflecting global market, economic and political developments; conditions in global and national markets; changes in currency exchange rates; factors affecting individual stocks in the Portfolio; and shifts in interest rates.

  . The Portfolio may invest significantly in lower rated fixed-income secu-rities, which typically offer higher coupon interest rates than invest-ment grade securities, but also involve greater risks of default and market volatility. Such securities are sometimes referred to as "junk bonds" and are considered speculative by rating agencies.

  . The Portfolio may engage in short sales of securities, which involve the risk of loss if the securities increase in price between when the Port-folio sells them short and repurchases them.

  . The Portfolio may invest in repurchase agreements which entail a risk of loss should the seller default on its transaction.

  . The Portfolio may lend its investment securities which entails a risk of loss should a borrower fail financially.

  . The Portfolio may purchase securities on a when-issued basis which do not earn interest until issued and may decline or appreciate in market value prior to their delivery to the Portfolio.

  . The Portfolio may engage in various hedging, currency and related strat-egies to seek to hedge its investments against movements in security prices, interest rates, and exchange rates by the use of derivatives, including forward contracts, options and futures as well as options on futures. These strategies involve the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities, interest rates or currencies which are the subject of the hedge. These transactions are also subject to the risk factors associ-ated with foreign investments generally. There can be no assurance that a liquid secondary market for these hedging techniques will exist at any specific time.

  . The Portfolio may enter into interest rate hedging strategies commonly referred to as derivatives which, if employed incorrectly, may adversely affect the Portfolio.

  Further information about each of the above risk factors and others is con-tained in the "INVESTMENT POLICIES" section of this Prospectus.

                             INVESTMENT OBJECTIVE

  The investment objective of the Portfolio is to provide, through a combina-tion of income and capital appreciation, a total return consistent with rea-sonable investment risk. The Portfolio seeks to achieve its objective by in-vesting in a combination of equity securities and fixed income obligations. There is, of course, no assurance that the Portfolio's objective will be achieved. Because prices of common stocks and fixed-income securities fluctu-ate, the value of an investment in the Portfolio will vary, as the market value of its investment portfolio changes.

  The Portfolio actively seeks value in all parts of a company's capital structure, including common and preferred stocks, as well as corporate and convertible bonds. The Portfolio will typically have between 50% and 70% of its total assets invested in equity securities with the balance comprised of fixed-income securities and cash and equivalents.

                              INVESTMENT POLICIES

  EQUITY SECURITIES. The Adviser utilizes a contrarian investment style, which often leads the Adviser to invest in "what other people do not wish to own." The Adviser searches for common stocks, preferred stocks, warrants and con-vertible securities that reflect low, price/earnings ratios (P/Es) and trade at discounts to private market value.

  The Adviser selects equity securities for the Portfolio which it believes offer superior investment value. The Adviser deems the following important in its stock selection process:

    .High return on capital

    .Solid balance sheet

    .Meaningful cash flow

    .Active share repurchase program

    .Insider buying

    .Superior management, seeking to maximize shareholder value

    .Projected earnings growth exceeding the stock market average

  In the Adviser's view, the stock market prices securities efficiently in the long term, rewarding companies who successfully grow their earnings and penal-izing those who do not. The Adviser's investment philosophy is based on the conviction that the market valuation of securities is often inefficient in the short term. When reacting to current economic or company information, invest-ors frequently make purchase or sale decisions hastily. These decisions could cause a particular security, industry group or the entire market to become un-derpriced or overpriced in the short term thereby creating an excellent oppor-tunity to either buy or sell.

  This contrarian style leads to those investments that offer absolute value, rather than relative value. Absolute value is an investment that trades at substantial discount to private market value, rather than one that might appear inexpen-sive based on a discount to its peer group or the market average. Attention is directed toward those companies offering the best combination of such quality criteria as strong market share, good management and high normalized return on capital. A company purchased might not look inexpensive, considering current earnings and return on capital; however, this may reflect such conditions as a weak economy, an increase in their raw material costs, poor management, or any number of other temporary considerations. The price drops caused by such de-velopments can and often do provide buying opportunities.

  Intensive research identifies these opportunities. The process includes looking for ideas by reviewing stock price or industry group under-perfor-mance, insider purchases, management changes and corporate spin-offs. Funda-mental analysis is the foundation of the Adviser's investment approach. Re-searching a prospective investment involves communicating directly with com-pany management, suppliers, and customers, better defining future potential, financial strength and the company's competitive position. Fundamental analy-sis provides a thorough view of financial and business characteristics, al-lowing for the determination of absolute value.

  In addition to common stocks, equity securities purchased for the Portfolio may include preferred stocks, convertible preferred stocks and warrants.

  FIXED-INCOME OBLIGATIONS. Through fixed-income investments, the Adviser seeks a reliable and recurring stream of income for the Portfolio, while pre-serving its capital. The Adviser attempts to identify the current interest rate trends and invests funds accordingly. Usually, a defensive interest rate strategy is employed, with investments made at different points along the yield curve in an attempt to keep the average maturity of fixed-income invest-ments less than or equal to ten years.

  The Adviser's approach is to invest in U.S. Treasury obligations, U.S. Gov-ernment Agency and mortgage-backed securities, and corporate and convertible bonds. The Adviser considers yield spread relationships and their underlying factors such as credit quality, investor perception and liquidity on a contin-uous basis to determine which sector offers the best investment value. When combined with equity securities, the ownership of fixed-income securities not only broadens the universe of opportunities, but offers additional diversifi-cation and can help lower portfolio volatility.

  The Adviser will invest in corporate bonds with yields substantially higher than those of government securities. Opportunities frequently present them-selves in parts of the capital structure of a company beyond common and pre-ferred stock, including convertible and high yield bonds. Generally, these in-vestments provide a return in excess of government securities and can provide potential for capital appreciation. Historic returns for high yield bonds have been greater than government securities. The Adviser's analysis includes studying interest ex-pense coverage, business value/debt coverage and current business trends.

  The Portfolio may purchase investment grade corporate debt securities. Secu-rities rated BBB by Standard & Poor's Corporation ("S&P") or Moody's Investors Service ("Moody's") are investment grade, but Moody's considers securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such securities to make principal and interest payments than is the case for high-er-rated debt securities.

                           OTHER INVESTMENT POLICIES

  LOWER RATED SECURITIES. The Portfolio may invest in debt securities that are rated below investment grade, but will limit that investment to no more than 30% of its total assets. Such securities, sometimes referred to as "junk bonds," typically carry higher coupon rates than investment grade securities but also involve higher risks and are described as speculative by both Moody's and S&P. They may be subject to greater market price fluctuations, less li-quidity, and greater risk of income or principal, including a greater possi-bility of default or bankruptcy of the issuer of such securities, than are more highly rated debt securities. Lower rated fixed income securities also are likely to be more sensitive to adverse economic or company developments and more subject to price fluctuations in response to changes in interest rates. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Portfo-lio's ability to sell such securities at fair value in response to changes in the economy or financial markets.

  The Adviser seeks to reduce the risk associated with investing in such secu-rities by limiting the Portfolio's holdings in such securities and by the depth of its own credit analysis. In selecting below investment grade securi-ties, the Adviser seeks securities in companies with improving cash flows and balance sheet prospects, whose credit ratings the Adviser views as likely to be upgraded. The Adviser believes that such securities can produce returns similar to equities, but with less risk. See the Statement of Additional In-formation for further discussion of lower rated securities.

  REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements in order to earn additional income on available cash, or as a defensive invest-ment in periods when the Fund is primarily in short-term maturities. A repur-chase agreement is a short-term investment in which the purchaser (i.e., the Portfolio) acquires ownership of a U.S. Government security (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Portfolio engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Portfolio could ex-perience both delays in liquidating the underlying security and losses in val-ue. However, the Portfolio intends to enter into repurchase agreements only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation and the most creditworthy registered securities dealers pursuant to procedures adopted and regularly reviewed by the Fund's Board of Trustees. The Adviser monitors the creditworthiness of the banks and securities dealers with whom the Portfolio engages in repurchase transactions. The Fund has received permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint basis. By entering into joint repurchase agreements, the Portfolio may incur lower transactions costs and earn higher rates of interest on joint repurchase agreements. The Portfolio's contribution would determine its return from a joint repurchase agreement.

  ILLIQUID AND RESTRICTED SECURITIES. The Portfolio may not invest more than 15% of its net assets in illiquid securities, including (i) securities for which there is no readily available market; (ii) securities the disposition of which would be subject to legal restrictions (so-called "restricted securi-ties"); and (iii) repurchase agreements having more than seven days to maturi-ty. A considerable period of time may elapse between the Portfolio's decision to dispose of such securities and the time when the Portfolio is able to dis-pose of them, during which time the value of the securities could decline. Re-stricted securities do not include those which meet the requirements of Secu-rities Act Rule 144A and which the Trustees have determined to be liquid based on the applicable trading markets.

  FOREIGN SECURITIES. The Portfolio may invest up to 20% of its total assets in securities of foreign issuers. The Adviser usually buys securities of larger foreign companies that have well recognized franchises and are selling at a discount to the securities of similar domestic businesses.

  There may be less publicly available information about these issuers than is available about companies in the U.S. and foreign auditing requirements may be not comparable to those in the U.S. In addition, the value of the foreign se-curities may be adversely affected by movements in the exchange rates between foreign currencies and the U.S. dollar, as well as other political and eco-nomic developments, including the possibility of expropriation, confiscatory taxation, exchange controls or other foreign governmental restrictions. The Portfolio may also invest without limit in securities of foreign issuers which are listed on a domestic national securities exchange.

  SHORT SALES. The Portfolio may engage in short sales of securities. In a short sale, the Portfolio sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Portfolio is then obligated to replace the security borrowed by purchasing it at the market price at the time of replace-ment. This price may or may not be less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Portfolio may also have to pay a premium which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

  The Portfolio also must deposit in a segregated account an amount of cash or liquid assets equal to the difference between (a) the market value of the se-curities short at the time they were sold short and (b) the value of the col-lateral deposited with the broker in connection with the short sale (not in-cluding the proceeds from the short sale). While the short position is open, the Portfolio must maintain daily the segregated account at such a level that
(1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and
(2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

  The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased and the amount of any loss will be increased by any in-terest the Portfolio may be required to pay in connection with the short sale. The dollar amount of short sales at any one time (not including short sales against the box) may not exceed 25% of the net assets of the Portfolio.

  A short sale is "against-the-box" if at all times when the short position is open the Portfolio owns an equal amount of the securities or securities con-vertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Such a transaction serves to defer a gain or loss for Federal income tax purposes.

  OPTIONS AND FUTURES. The Portfolio may purchase and write call and put op-tions on securities, securities indexes and on foreign currencies, and enter into futures contracts and use options on futures contracts. The Portfolio may use these techniques to hedge against changes in interest rates, foreign cur-rency exchange rates or securities prices or as part of its overall investment strategies. The Portfolio is subject to regulatory limitations on the use of such techniques and is required to maintain segregated accounts consisting of cash or liquid securities, (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options and futures contracts to avoid leveraging of the Portfolio.

  The Portfolio may buy or sell interest rate futures contracts, options on interest rate futures contracts and options on debt securities for the purpose of hedging against changes in the value of securities which the Fund owns or anticipates purchasing due to anticipated changes in interest rates. The Port-folio also may engage in currency exchange transactions by means of buying or selling foreign currency on a spot basis, entering into foreign currency for-ward contracts, and buying and selling foreign currency options, futures and options on futures. Foreign currency exchange transactions may be entered into for the purpose of hedging against foreign currency exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies.

  See the Statement of Additional Information for further information regard-ing characteristics of and risks involved in the use of these instruments.

  U.S. GOVERNMENT SECURITIES. The Portfolio may invest in U.S. Government se-curities. U.S. Government securities include direct obligations issued by the U.S. Treasury, such as Treasury bills, certificates of indebtedness, notes and bonds. U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal National Mortgage As-sociation, Government National Mortgage Association, Federal Home Loan Banks, Federal Financing Bank, and Student Loan Marketing Association.

  All Treasury securities are backed by the full faith and credit of the United States. Obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some, such as the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securi-ties issued by the Federal National Mortgage Association, are supported only by the credit of the instrumentality and not by the Treasury. If the securi-ties are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obli-gation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its com-mitment.

  MORTGAGE-RELATED SECURITIES. Mortgage pass-through securities are securities representing interests in pools of mortgages in which payments of both inter-est and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to the sale of underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to repayment has been purchased at a premium, in the event of prepayment the value of the pre-mium would be lost.

  As noted above, payment of principal and interest on some mortgage related securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA), by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by FNMA or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discre-tionary authority of the U.S. Government to purchase the agency's obliga-tions). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage in-surance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

  Collateralized mortgage obligations ("CMO's") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through secu-rities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semi-annually. CMO's may be collaterialized by whole mortgage loans but are more typically collaterialized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMO's are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been re-tired. Other mortgage related securities include those that directly or indi-rectly represent a participation in or are secured by and payable from mort-gage loans on real property, such as CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest.

  PORTFOLIO TURNOVER. The annual rate of portfolio turnover is not expected to exceed 100%. In general, the Adviser will not consider the rate of portfolio turnover to be a limiting factor in determining when or whether to purchase or sell securities in order to achieve the Portfolio's objective. The table set forth in "Financial Highlights" presents the Portfolio's historical portfolio turnover rates. High rates of portfolio turnover necessarily result in corre-spondingly heavier brokerage and portfolio trading costs which are paid by the Portfolio. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Dividends, Capital Gains Distributions and Taxes" for more information on taxation.

  The Portfolio has adopted certain investment restrictions, which are de-scribed fully in the Statement of Additional Information. Like the Portfolio's investment objective, several of these restrictions are fundamental and may be changed only by a majority vote of the Portfolio's outstanding shares.

  SHORT-TERM INVESTMENTS. In order to earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market in-struments including certificates of deposit, bankers acceptances, time depos-its, U.S. Government obligations, U.S. Government agency securities, short-term corporate debt securities, and commercial paper rated A-1 or A-2 by Stan-dard & Poor's Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc. or if unrated, determined by the Adviser to be of comparable quality.

  Time deposits maturing in more than seven days will not be purchased by the Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of the Portfolio. The Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Fed-eral Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an invest-ment quality comparable with other debt securities which may be purchased by the Portfolio.

  The Fund has received permission from the Securities and Exchange Commission (the "SEC") to deposit the daily uninvested cash balances of the Fund's Port-folios, as well as cash for investment purposes, into one or more joint ac-counts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and other tax-exempt money instruments. By entering into these investments on a joint basis, it is expected that a Portfolio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received an Order from the SEC, which permits each of its Port-folios to invest the greater of 5% of its total assets or $2.5 million in the UAM Funds' DSI Money Market Portfolio for cash management purposes. (See "In-vestment Companies.")

  WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES. The Portfo-lio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. "When-issued" or "forward delivery" refers to se-curities whose terms and indenture are available, and for which a market ex-ists, but which are not available for immediate delivery. When-issued and for-ward delivery transactions may be expected to occur a month or more before de-livery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by the Portfolio until it receives payment or delivery from the other party to any of the above transactions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. The Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of the purchase commitments until payment is made. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made although the Portfolio may earn income on securities it has deposited in a segregated account.

  The Portfolio engages in these types of purchases in order to buy securities that fit with its investment objectives at attractive prices--not to increase its investment leverage.

  Securities purchased on a when-issued basis may decline or appreciate in market value prior to their actual delivery to the Portfolio.

  LENDING OF PORTFOLIO SECURITIES. The Portfolio may lend its investment secu-rities to qualified institutional investors as a means of earning income. The Portfolio will not loan portfolio securities to the extent that greater than one-third of its assets at fair market value, would be committed to loans. By lending its investment securities, the Portfolio attempts to increase its in-come through the receipt of interest on the loan. Any gain or loss in the mar-ket price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. All relevant facts and circum-stances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securi-ties, subject to review by the Fund's Board of Trustees.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. The Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

  INVESTMENT COMPANIES. As permitted by the 1940 Act, the Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment com-panies. No more than 5% of the investing Portfolio's total assets may be in-vested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The Portfo-lio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.

  The Fund has received an Order from the SEC, which permits each of its Port-folios to invest the greater of 5% of its total assets or $2.5 million in the UAM

Funds' DSI Money Market Portfolio for cash management purposes provided that the investment is consistent with the Portfolio's investment policies and re-strictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advi-sory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other share-holders.

                              PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), without a sales commission at the net asset value per share next determined after an order is received by the Fund and payment is received by the Custodian. (See "VALUATION OF SHARES.") The minimum initial investment required is $2,500. The minimum initial investment for IRA accounts is $1,000. Certain exceptions may be made by the officers of the Fund.

  The Portfolio issues two classes of shares: Institutional Class and Institu-tional Service Class. The two classes of shares each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that the Service Class Shares offered by this Prospectus bear shareholder servicing expenses, may in the future bear distribution plan expenses, and have exclusive voting rights with respect to the Rule 12b-1 Dis-tribution Plan pursuant to which the distribution fee may be paid. The two classes have different exchange privileges. (See "EXCHANGE PRIVILEGE.") The net income attributable to Service Class Shares and the dividends payable on Service Class Shares will be reduced by the amount of the shareholder servic-ing and distribution fees; accordingly, the net asset value of the Service Class Shares will be reduced by such amount to the extent the Portfolio has undistributed net income.

  Some Service Agents may also impose additional or different conditions or other account fees on the purchase and redemption of Portfolio shares, which are not subject to the Rule 12b-1 Service and Distribution Plans, which may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent and, would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distributor. The Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different purchase and re-demption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and condi-tions. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents may enter confirmed purchase orders on behalf of their cus-tomers. If shares of a Portfolio are purchased in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE"), and transmit it to the Fund's Sub-Transfer Agent, Chase Global Funds Services Company, prior to 4 p.m. to receive that day's share price. Proper payment for the order must be received by the Sub-Transfer Agent no later than the time when the Portfolio is priced on the fol-lowing business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, in-vestment information, documentation and money.

INITIAL INVESTMENTS

BY MAIL

  . Complete and sign an Application and mail it together with a check made payable to UAM Funds to:

                                UAM Funds Trust
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for purchases of shares received by mail will be credited to an ac-count at the next share price calculated for the Portfolio after receipt. Pay-ment does not need to be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment.

BY WIRE

  . Telephone the UAM Funds Service Center and provide the account name, ad-dress, telephone number, social security or taxpayer identification num-ber, Portfolio selected, amount being wired and the name of the bank wiring the funds. An account number will then be provided to you. Next,

  . instruct your bank to wire the specified amount to the Fund's Custodian:

                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds
                             DDA Acct. #9102772952
                          Ref: Portfolio Name
                          Your Account Number
                           Your Account Name
                          Wire Control Number

  . Forward a completed Application to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on a day on which both the NYSE and the Custodian Bank are open for business.

ADDITIONAL INVESTMENTS
  Additional investments can be made at any time. The minimum additional in-vestment is $100. Shares can be purchased at net asset value by mailing a check made payable to "UAM Funds" to the above address or by wiring money to the Custodian Bank using the instructions outlined above. When making addi-tional investments, be sure that the account number, account name and the Portfolio to be purchased are identified on the check or wire. Prior to wiring additional investments, notify the UAM Funds Service Center by calling the number on the cover of this Prospectus. Mail orders should include, when pos-sible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.

OTHER PURCHASE INFORMATION
  Investments received by 4 p.m. ET (the close of the NYSE) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund reserves the right, in its sole dis-cretion, to suspend the offering of shares of the Portfolio or to reject pur-chase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. Purchases of the Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for fractional shares will not be issued. Certif-icates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES
  If accepted by the Fund, shares of the Portfolio may be purchased in ex-change for securities which are eligible for acquisition by the Portfolio, as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by the Port-folio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for invest-ment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of the Portfolio unless:

    . at the time of exchange, such securities are eligible to be in-cluded in the Portfolio (current market quotations must be readily available for such securities);

    . the investor represents and agrees that all securities offered to be exchanged are liquid securities and not subject to any restric-tions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and

    . the value of any such securities (except U.S. Government securi-ties) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

    . Investors who are subject to Federal taxation upon exchange may re-alize a gain or loss for Federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors in-terested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of the Portfolio may be redeemed by mail or telephone at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. No charge is made for redemptions. Any re-demption may be more or less than the purchase price of the shares depending on the market value of investment securities held by the Portfolio.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

    . share certificates, if issued;

    . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are regis-tered;

    . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

    . any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pen-sion and profit sharing plans and other organizations.

BY TELEPHONE

  A redemption request by telephone requires the following:

    . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Application; and

    . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

    . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed);

    . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include re-quiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written in-structions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Sub-Transfer Agent do not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by tele-phone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES

  Signature guarantees are required for the following redemptions:

    . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

    . redemptions where the proceeds are to be sent to someplace other than the registered address; or

    . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION
  Normally, the Fund will make payment for all shares redeemed under proper procedures within one business day of and no more than seven days after the receipt of the request, or earlier if required under applicable law. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances determined by the SEC.

  If the Board of Trustees determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distri-bution in-kind of liquid securities held by a Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in payment of redemp-tions.

                        SERVICE AND DISTRIBUTION PLANS

  Under the Service Plan for Service Class Shares, adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund may enter into service agreements with Service Agents (broker-dealers or other financial institutions) who receive fees with respect to the Fund's Service Class Shares owned by shareholders for whom the Service Agent is the dealer or holder of record, or for whom the Service Agent performs Servicing, as defined below. These fees are paid out of the assets allocable to Service Class Shares to the Distributor or to the Service Agents directly or through the Distributor. The Fund reimburses the Distributor or the Service Agent for payments made at an annual rate of up to 0.25% of the average daily value of Service Class Shares owned by clients of the Service Agent during the period payments for Servicing are being made to it. Such payments are borne exclusively by the Service Class Shares. Each item for which a payment may be made under the Service Plan constitutes personal service and/or shareholder account maintenance and may constitute an expense of distributing Fund shares as the SEC construes such term under Rule 12b-1. The fees payable for servicing reflect actual expenses incurred up to the lim-its described herein.

  Servicing may include assisting clients in changing dividend options, ac-count designations and addresses; performing subaccounting; establishing and maintaining shareholder accounts and records; processing purchase and redemp-tion transactions; investing client cash account balances automatically in Service Class Shares; providing periodic statements showing a client's account balance and integrating such statements with those of other transactions and balances in the client's other accounts serviced by the Service Agent; arrang-ing for bank wires; and such other services as the Fund may request, to the extent the Service Agent is permitted by applicable statute, rule or regula-tion.

  The Glass-Steagall Act and other applicable laws prohibit federally chart-ered or supervised banks from engaging in certain aspects of the business of issuing, underwriting, selling and/or distributing securities. Accordingly, banks are engaged to act as Service Agent only to perform administrative and shareholder servicing functions, including transaction-related agency services for their customers. If a bank is prohibited from acting as a service agent, alternative means for continuing the servicing of its shareholders would be sought and the shareholder clients of the bank will remain Fund shareholders.

  The Distributor promotes the distribution of the Service Class Shares in ac-cordance with the terms of a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan provides for the use of Fund assets allocable to Service Class Shares to pay expenses of distributing such shares.

  The Distribution Plan and Service Plan (the "Plans") were approved by the Board, including a majority of the Trustees who are not "interested persons" of the Fund as defined in the 1940 Act (and each of whom has no direct or in-direct financial interest in the Plans or any agreement related thereto, re-ferred to herein as the "12b-1 Trustees"). The Plans may be terminated at any time by the vote of the Board or the 12b-1 Trustees, or by the vote of a ma-jority of the outstanding Service Class Shares of the Portfolio involved.

  While the Plans continue in effect, the selection of the 12b-1 Trustees is committed to the discretion of such persons then in office. The Plans provide generally that a Portfolio may incur distribution and service costs under the Plans which may not exceed in the aggregate 0.75% per annum of that Portfo-lio's net assets. The Board has currently limited aggregate payments under the Plans to 0.50% per annum of a Portfolio's net assets. Upon implementation, the Distribution Plan would permit payments to the Distributor, broker-dealers, other financial institutions, sales representatives or other third parties who render promotional and distribution services, for items such as advertising expenses, selling expenses, commissions or travel reasonably intended to re-sult in sales of Service Class Shares and for the printing of prospectuses sent to prospective purchasers of Service Class Shares of the Portfolio.

  Although the Plans may be amended by the Board of Trustees, any changes in the Plans which would materially increase the amounts authorized to be paid under the Plans must be approved by shareholders of the Class involved. The total amounts paid under the foregoing arrangements may not exceed the maximum limits specified above, and the amounts and purposes of expenditures under the Plans must be reported to the 12b-1 Trustees quarterly. The amounts allowable under the Plans for each Class of Shares of the Portfolios are also limited under certain rules of the National Association of Securities Dealers, Inc.

  In addition to payments by the Fund under the Plans, the Distributor, United Asset Management Corporation, the parent company of UAMFSI, and of the Adviser or any of their affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, the Portfolio or any Class of Shares of the Portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such service arrangements, when in effect, are made generally available to all qualified service providers. The Adviser may compensate its affiliated compa-nies for referring investors to the Portfolio.

  The Distributor, the Adviser and certain of their other affiliates also par-ticipate, at the date of this Prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan marketing and shareholder services and receives from such entities an amount equal to up to 33.3% of the portion of the investment advisory fees attributable to the in-vested assets of Smith Barney's eligible customer accounts without regard to any expense limitation in addition to amounts payable to all selling dealers. The Fund also compensates Smith Barney for services it provides to certain de-fined contribution plan shareholders that are not otherwise provided by UAMFSI.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
  Service Class Shares of the Portfolio may be exchanged for Service Class Shares of any other UAM Funds Portfolio. (See the list of Portfolios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to 4 p.m. (ET) will be processed as of the close of business on the same day. Re-quests received after 4 p.m. will be processed on the next business day. The Board of Trustees may limit the frequency and amount of exchanges permitted. For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES -- BY TELEPHONE". An ex-change into another UAM Funds Portfolio is a sale of shares and may result in a gain or loss for income tax purposes. The Fund may modify or terminate the exchange privilege at any time.

                              VALUATION OF SHARES

  The net asset value of the Portfolio is determined by dividing the value of the Portfolio's assets attributable to the class, less any liabilities attrib-utable to the class, by the number of shares outstanding attributable to the class. The net asset value per share of the Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a securities exchange for which market quota-tions are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the current asked prices nor less than the cur-rent bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

  Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Trustees determines that amortized cost reflects fair value in good faith using methods determined by the Board of Trustees.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Trustees.

                           PERFORMANCE CALCULATIONS

  The Portfolio measures performance by calculating total return. Total return figures are based on historical earnings and are not intended to indicate fu-ture performance.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  Performance will be calculated separately for Institutional Class and Serv-ice Class Shares. Dividends paid by the Portfolio with respect to Institu-tional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service and distribution fees and any incremental transfer agency costs relating to Service Class Shares will be borne exclusively by that class.

  The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolio's SAI. This information may also be included in sales literature and advertising.

  The Portfolio's Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. To receive an Annual Report, contact the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in dividends in June and Decem-ber. If any net capital gains are realized, the Portfolio will normally dis-tribute them in June, with a supplemental distribution in December of any un-distributed capital gains earned during the 12 month period ended each Octo-ber. All dividends and capital gains distributions will be automatically rein-vested in additional shares of the Portfolio unless the Fund is notified in writing that the shareholder elects to receive the distributions in cash.

FEDERAL TAXES
  The Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal in-come tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, the Portfolio must, among other things, distribute substantially all of its ordinary income and net capital gains on an annual basis and maintain a portfolio of investments which satisfies certain diversification criteria.

  Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains. Shareholders will be notified annually of dividend income earned for tax purposes.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month will be treated as if they had been paid by the Fund and received by the shareholders on December 31 of the same calendar year, pro-vided that the dividends are paid before February of the following year.

  The Fund is required by Federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number you have provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Application or on a separate form supplied by the Fund.

  Dividends and interest received by the Portfolio may give rise to withholding and other taxes imposed by foreign countries. These taxes reduce the Portfo-lio's dividends but are included in the taxable income reported on your tax statement if the Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deduc-tions and credits for foreign taxes.



                           INVESTMENT ADVISER


  The Board of Trustees of the Trust establishes the Portfolio's policies and supervises and reviews the management of the Portfolio. First Pacific Advisors, Inc., located at 11400 West Olympic Blvd., Suite 1200, Los Angeles, CA 90064, acts as the Portfolio's Adviser; Mr. Steven Romick is responsible for manage-ment of the Portfolio. Mr. Romick has 12 years of experience in the investment management business. He is currently a Senior Vice President of the Adviser. From 1990-1996, Mr. Romick was Chairman of Crescent Management, an investment advisory firm he founded. Crescent Management served as the Portfolio's adviser until the firm was merged with the current Adviser.

  Under an Investment Advisory Agreement dated as of September 30, 1996, the Adviser provides the Portfolio with advice on buying and selling securities, manages the investments of the Portfolio, furnishes the Portfolio with office space and certain administrative services, and provides most of the personnel needed by the Portfolio. As compensation, the Portfolio pays the Adviser a monthly management fee (accrued daily) based upon the average daily net assets of the Portfolio at the rate of 1.00% annually.

  The Adviser, together with its predecessors, has been in the investment advi-sory business since 1954. Presently, the Adviser manages assets of approxi-mately $3.5 billion for five investment companies, including one closed-end in-vestment company, and more than 40 institutional accounts. The Adviser is an indirect wholly-owned subsidiary of UAM, a NYSE-listed holding company princi-pally engaged, through affiliated firms, in providing institutional investment management and acquiring institutional investment management firms.

  The Portfolio is responsible for its own operating expenses. The Adviser has agreed to reduce its fees or reimburse the Portfolio for its annual operating expenses which exceed the most stringent limits prescribed by any state in which the Portfolio's shares are offered for sale. The Adviser also may reim-burse additional amounts to the Portfolio at any time in order to reduce the Portfolio's expenses, or to the extent required by applicable securities laws. To the extent the Adviser performs a service for which the Portfolio is obli-gated to pay, the Portfolio shall reimburse the Adviser for its costs incurred in rendering such service.

  The Adviser considers a number of factors in determining which brokers or dealers to use for the Fund's portfolio transactions. While these are more fully discussed in the SAI, the factors include, but are not limited to, the reasonableness of commissions, quality of services and execution, and the availability of research which the Adviser may lawfully and appropriately use in its investment management and advisory capacities. Provided the Portfolio receives prompt execution at competitive prices, the Adviser may also consider the sale of Portfolio shares as a factor in selecting broker-dealers for the Fund's portfolio transactions.

                            ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of United As-set Management Corporation, is responsible for performing and overseeing ad-ministrative, fund accounting, dividend disbursing and transfer agent services provided to the Fund and its Portfolios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  Each Portfolio pays UAMFSI a two part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio-specific fees are calculated from the aggregate net assets of each Portfolio:

                                                                         RATE
                                                                         ----
   FPA Crescent Portfolio............................................... 0.06%

  CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined Fund assets;
  0.11 of 1% of the next $800 million of combined Fund assets;
  0.07 of 1% of combined Fund assets in excess of $1 billion but less than $3 billion;
  0.05 of 1% of combined Fund assets in excess of $3 billion.

  Fees are allocated among the Portfolios on the basis of their relative as-sets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

                                  DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of United Asset Man-agement Corporation, with its principal office located at 211 Congress Street, Boston, MA 02110, distributes shares of the Fund. Under the Distribution Agree-ment (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of Fund shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to the Shares offered in this Prospectus except as described under "Service and Dis-tribution Plans." The Agreement continues in effect as long as it is approved at least annually by the Fund's Board of Trustees. Those approving the Agree-ment must include a majority of Trustees who are neither parties to the Agree-ment nor interested persons of any such party. The Agreement provides that the Fund will bear costs of registration of its shares with the SEC and various states as well as the printing of its prospectuses, its SAIs and its reports to shareholders.

                            PORTFOLIO TRANSACTIONS

  The Advisory Agreements for each of the Fund's Portfolios authorize the Ad-viser to select the brokers or dealers that will execute the purchases and sales of investment securities for each Portfolio. The Agreements direct the Adviser to use its best efforts to obtain the best available price and most favorable execution for all transactions of the Portfolios. If consistent with the interests of the Portfolios, the Adviser may select brokers on the basis of research, statistical and pricing services these brokers provide to the Portfolios in addition to required Adviser services. Such brokers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that the commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolios and the Adviser's other clients. Although not a typical practice, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser.

  If a purchase or sale of securities is consistent with the investment poli-cies of a Portfolio and one or more other clients served by the Adviser is considering a purchase at or about the same time, transactions in such securi-ties will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for al-locating such transactions, allocations are subject to periodic review by the Fund's Trustees.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized as a Delaware business trust on May 18, 1994 under the name "The Regis Fund II". On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust." The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial inter-est, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without fur-ther action by shareholders.

  At its discretion, the Board of Trustees may create additional Portfolios and classes of shares. The shares of each Portfolio are fully paid and nonas-sessable, and have no preference as to conversion, exchange, dividends, re-tirement or other features and no pre-emptive rights. They have noncumulative voting rights, which means that holders of more than 50% of shares voting for the election of Trustees can elect 100% of the Trustees. A shareholder is en-titled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

  Both Institutional Class and Institutional Service Class Shares represent an interest in the same assets of a Portfolio. Service Class Shares bear certain expenses related to shareholder servicing, and may bear expenses related to distribution. Service Class shares have exclusive voting rights for matters relating to such distribution expenditures. Information about the Institu-tional Class Shares of the Portfolios is available upon request by contacting the UAM Funds Service Center.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Trustees will call a meeting of shareholders if such a meeting is requested in writing by the hold-ers of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters to the extent required by the undertaking.

CUSTODIAN
  The Chase Manhattan Bank serves as custodian of the Fund's assets.

ACCOUNTANTS
  Price Waterhouse LLP has been appointed as the independent accountants for the Fund.

REPORTS
  Investors will receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

LITIGATION
  The Fund is not involved in any litigation.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN THE PORTFOLIO'S STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.

                       UAM FUNDS -- SERVICE CLASS SHARES

 BHM&S Total Return Bond Portfolio

 FPA Crescent Portfolio

 MJI International Equity Portfolio

 Newbold's Equity Portfolio

 NWQ Balanced Portfolio
 NWQ Value Equity Portfolio

 Sirach Growth Portfolio
 Sirach Special Equity Portfolio
 Sirach Equity Portfolio
 Sirach Strategic Balanced Portfolio

 Sterling Partners' Balanced Portfolio
 Sterling Partners' Equity Portfolio
 Sterling Partners' Short-Term Fixed Income Portfolio
 Sterling Partners' Small Cap Value Portfolio

 TJ Core Equity Portfolio

  UAM Funds Service Center
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798
  1-800-638-7983

  Investment Adviser
  First Pacific Advisors, Inc.
  11400 West Olympic Boulevard
  Suite 1200
  Los Angeles, CA 90064

  Distributor
  UAM FUND DISTRIBUTORS, INC.
  211 Congress Street
  Boston, MA 02110





  PROSPECTUS

  January 3, 1997

[LOGO OF UAM FUNDS APPEARS HERE]

  FPA Crescent Portfolio

  Institutional
  Class Shares





                    January 3, 1997
             P R O S P E C T U S

                                   UAM FUNDS

                           UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                1-800-638-7983

-------------------------------------------------------------------------------

                            FPA CRESCENT PORTFOLIO

                          INSTITUTIONAL CLASS SHARES
               INVESTMENT ADVISER: FIRST PACIFIC ADVISORS, INC.

-------------------------------------------------------------------------------

                         PROSPECTUS -- JANUARY 3, 1997

  UAM Funds Trust (the "Fund") is an open-end investment company known as a "mutual fund." The Fund consists of multiple series (known as Portfolios) each of which has different investment objectives and policies. The FPA Crescent Portfolio offers two separate classes of shares: Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). Shares of each class represent equal, pro rata interests in a Portfolio and accrue divi-dends in the same manner except that Service Class Shares bear fees payable by the class to financial institutions for services they provide to the owners of such shares. The securities offered in this Prospectus are Institutional Class Shares of one diversified, no-load Portfolio of the Fund managed by First Pa-cific Advisors, Inc.

  FPA CRESCENT PORTFOLIO. The FPA Crescent Portfolio's investment objective is to provide, through a combination of income and capital appreciation, a total return consistent with reasonable risk. The Portfolio seeks to achieve its ob-jective by investing primarily in equity securities (common and preferred stocks) and fixed income obligations.

  There can be no assurance that the Portfolio will achieve its objective.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission. The SAI is dated January 3, 1997 and has been incorporated by reference into this Prospectus. For a free copy of the SAI contact the UAM Funds Service Center at the address or telephone number above.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECU-RITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CON-TRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

Fund Expenses...............................................................   1
Financial Highlights........................................................   3
Prospectus Summary..........................................................   4
Risk Factors................................................................   5
Investment Objective........................................................   6
Investment Policies.........................................................   6
Other Investment Policies...................................................   8
Purchase of Shares..........................................................  15
Redemption of Shares........................................................  18
Shareholder Services........................................................  19
Valuation of Shares.........................................................  20
Performance Calculations....................................................  21
Dividends, Capital Gains Distributions and Taxes............................  21
Investment Adviser..........................................................  23
Administrative Services.....................................................  24
Distributor.................................................................  25
Portfolio Transactions......................................................  25
General Information.........................................................  26
UAM Funds -- Institutional Class Shares.....................................  28

                                 FUND EXPENSES

  The following table illustrates expenses and fees that a shareholder of the Portfolio's Institutional Class Shares would incur. Transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PURCHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES

   Sales Load Imposed on Purchases:........................................ NONE
   Sales Load Imposed on Reinvested Dividends:............................. NONE
   Deferred Sales Load:.................................................... NONE
   Redemption Fees:........................................................ NONE
   Exchange Fees:.......................................................... NONE

                        ANNUAL FUND OPERATING EXPENSES
                         AS A PERCENTAGE OF NET ASSETS

   Investment Advisory Fees:............................................. 1.00%
   Administrative Fees:.................................................. 0.19%
   12b-1 Fees: (Including Shareholder Servicing Fees).................... NONE
   Other Expenses:....................................................... 0.42%
                                                                          ----
   Total Operating Expenses.............................................. 1.61%*
                                                                          ====

-----------
* The Adviser, has agreed to waive all or a portion of its advisory fees and to assume operating expenses otherwise payable by the Portfolio, if neces-sary, in order to keep the Portfolio's Institutional Class Shares' total an-nual operating expenses (excluding interest, taxes and extraordinary ex-penses) from exceeding 1.85% of average daily net assets until further no-tice.

  The table above shows various fees and expenses and investor would bear di-rectly or indirectly. The fees and expenses set forth above are estimates based upon the Portfolio's operations during the fiscal year ended March 31, 1996 except that such information has been restated to reflect estimated cur-rent administrative fees and operating expenses for assets of approximately $22 million.

  The following example illustrates expenses a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. The Portfolios charge no redemption fees of any kind.

              1 YEAR 3 YEARS 5 YEARS 10 YEARS
              ------ ------- ------- --------
   Expenses:   $16     $51     $88     $191

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN ABOVE.

  The information set forth in the above table and example relates only to In-stitutional Class Shares of the Portfolio, which shares are subject to differ-ent total fees and expenses than Service Class Shares. Broker-dealers or other financial intermediaries ("Service Agents") may charge fees to their customers who are beneficial owners of Institutional Class Shares in connection with their customer accounts. (See "OTHER PURCHASE INFORMATION.")

                             FINANCIAL HIGHLIGHTS
            FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD.

  The following information has been audited by Tait, Weller & Baker, indepen-dent accountants, whose unqualified report covering those periods ended March 31, 1996 and earlier which are indicated below is incorporated herein and ap-pears in the Annual Report to shareholders. This information should be read in conjunction with the financial statements and accompanying notes which appear in the Annual Report and Semi-Annual Report to shareholders. The Annual Report is incorporated into the SAI. The Semi-Annual Report is incorporated by refer-ence into the SAI. Further information about the Portfolio's performance is contained in its Annual Report, which may be obtained without charge by writ-ing or calling the address or telephone number on the Prospectus cover page.

                               JUNE 2, 1993*                        SIX MONTHS
                                  THROUGH    YEAR ENDED YEAR ENDED     ENDED
                                 MARCH 31,    MARCH 31,  MARCH 31, SEPTEMBER 30,
                                   1994         1995       1996        1996
                               ------------- ---------- ---------- -------------
NET ASSET VALUE, BEGINNING OF
 PERIOD......................     $10.00       $10.96     $11.23      $ 12.67
                                  ------       ------     ------      -------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income.......        .13          .21        .40          .14
 Net realized and unrealized
  gain on investments........        .99          .77       2.29         1.01
                                  ------       ------     ------      -------
 Total from investment
  operations.................       1.12          .98       2.69         1.15
                                  ------       ------     ------      -------
LESS DISTRIBUTIONS:
 Dividends from net
  investment income..........       (.10)        (.18)      (.37)        (.10)
 Distributions from net
  capital gains..............       (.06)        (.53)      (.88)        (.53)
                                  ------       ------     ------      -------
 Total distributions.........       (.16)        (.71)     (1.25)        (.63)
                                  ------       ------     ------      -------
NET ASSET VALUE, END OF
 PERIOD......................     $10.96       $11.23     $12.67      $ 13.19
                                  ======       ======     ======      =======
TOTAL RETURN.................      13.73%+       9.35%     24.71%        9.29%
                                  ======       ======     ======      =======
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF PERIOD
 (MILLIONS)..................     $ 10.2       $ 16.0     $ 22.0      $  25.0
RATIO OF EXPENSES TO AVERAGE
 NET ASSETS:
 Before expense
  reimbursement..............       1.86%+       1.65%      1.59%        1.76%+
 After expense
  reimbursement..............       1.85%+       1.65%      1.59%        1.76%+
Ratio of net investment
 income to average net
 assets:
 Before expense
  reimbursement..............       1.60%+       2.16%      3.35%        2.21%+
 After expense
  reimbursement..............       1.61%+       2.16%      3.35%        2.21%+
Portfolio turnover rate......      88.88%+     101.41%     99.98%       40.59%
Average commission rate
 paid........................         --           --         --      $0.0515++

-----------
 *  Commencement of operations
 +  Annualized.
 ++ For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
 #  Unaudited.

                      PROSPECTUS SUMMARY

INVESTMENT ADVISER

  First Pacific Advisors, Inc. (the "Adviser") acts as the Portfolio's Adviser and has its origins dating back to 1954. It currently has over $3.5 billion in assets under management. The Adviser is an indirect wholly-owned subsidiary of United Asset Management Corporation. (See "INVESTMENT ADVISER.")

PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), to investors at net asset value without a sales commission. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment is $2,500. The minimum for subsequent investments is $100. The minimum initial investment for IRA accounts is $1,000. Certain exceptions to the initial or minimum investment amounts may be made by the of-ficers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income in the form of dividends in June and December. Any realized net capital gains will also be distributed annually or more often if necessary. Distributions will be reinvested in the Portfolio's shares automatically un-less an investor elects to receive cash distributions. (See "DIVIDENDS, CAPI-TAL GAINS DISTRIBUTIONS AND TAXES.")


REDEMPTIONS AND EXCHANGES

  Shares of the Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. (See "REDEMPTION OF SHARES.")

ADMINISTRATIVE SERVICES

  UAM Fund Services Inc. ("UAMFSI"), a wholly-owned subsidiary of United Asset Management Corporation, is responsible for performing and overseeing adminis-tration, fund accounting, dividend disbursing and transfer agency services provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  Prospective investors should understand that the Portfolio's performance will be affected by a variety of factors since it invests in both stocks and fixed-income securities. The value of the Portfolio's investments will vary from day to day, generally reflecting global market, economic and political developments; conditions in global and national markets; changes in currency exchange rates; factors affecting individual stocks in the Portfolio; and shifts in interest rates.

  . The Portfolio may invest significantly in lower rated fixed-income secu-rities, which typically offer higher coupon interest rates than invest-ment grade securities, but also involve greater risks of default and market volatility. Such securities are sometimes referred to as "junk bonds" and are considered speculative by rating agencies.

  . The Portfolio may engage in short sales of securities, which involve the risk of loss if the securities increase in price between when the Port-folio sells them short and repurchases them.

  . The Portfolio may invest in repurchase agreements which entail a risk of loss should the seller default on its transaction.

  . The Portfolio may lend its investment securities which entails a risk of loss should a borrower fail financially.

  . The Portfolio may purchase securities on a when-issued basis which do not earn interest until issued and may decline or appreciate in market value prior to their delivery to the Portfolio.

  . The Portfolio may engage in various hedging, currency and related strat-egies to seek to hedge its investments against movements in security prices, interest rates, and exchange rates by the use of derivatives, including forward contracts, options and futures as well as options on futures. These strategies involve the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities, interest rates or currencies which are the subject of the hedge. These transactions are also subject to the risk factors associ-ated with foreign investments generally. There can be no assurance that a liquid secondary market for these hedging techniques will exist at any specific time.

  . The Portfolio may enter into interest rate hedging strategies commonly referred to as derivatives which, if employed incorrectly, may adversely affect the Portfolio.

  Further information about each of the above risk factors and others is con-tained in the "INVESTMENT POLICIES" section of this Prospectus.

                             INVESTMENT OBJECTIVE

  The investment objective of the Portfolio is to provide, through a combina-tion of income and capital appreciation, a total return consistent with rea-sonable investment risk. The Portfolio seeks to achieve its objective by in-vesting in a combination of equity securities and fixed income obligations. There is, of course, no assurance that the Portfolio's objective will be achieved. Because prices of common stocks and fixed-income securities fluctu-ate, the value of an investment in the Portfolio will vary, as the market value of its investment portfolio changes.

  The Portfolio actively seeks value in all parts of a company's capital structure, including common and preferred stocks, as well as corporate and convertible bonds. The Portfolio will typically have between 50% and 70% of its total assets invested in equity securities with the balance comprised of fixed-income securities and cash and equivalents.

                              INVESTMENT POLICIES

  EQUITY SECURITIES. The Adviser utilizes a contrarian investment style, which often leads the Adviser to invest in "what other people do not wish to own." The Adviser searches for common stocks, preferred stocks, warrants and con-vertible securities that reflect low, price/earnings ratios (P/Es) and trade at discounts to private market value.

  The Adviser selects equity securities for the Portfolio which it believes offer superior investment value. The Adviser deems the following important in its stock selection process:

  . High return on capital

  . Solid balance sheet

  . Meaningful cash flow

  . Active share repurchase program

  . Insider buying

  . Superior management, seeking to maximize shareholder value

  . Projected earnings growth exceeding the stock market average

  In the Adviser's view, the stock market prices securities efficiently in the long term, rewarding companies who successfully grow their earnings and penal-izing those who do not. The Adviser's investment philosophy is based on the conviction that the market valuation of securities is often inefficient in the short term. When reacting to current economic or company information, invest-ors frequently make purchase or sale decisions hastily. These decisions could cause a particular security, industry group or the entire market to become un-derpriced or overpriced in the short term thereby creating an excellent oppor-tunity to either buy or sell.

  This contrarian style leads to those investments that offer absolute value, rather than relative value. Absolute value is an investment that trades at substantial discount to private market value, rather than one that might ap-pear inexpensive based on a discount to its peer group or the market average. Attention is directed toward those companies offering the best combination of such quality criteria as strong market share, good management and high normal-ized return on capital. A company purchased might not look inexpensive, con-sidering current earnings and return on capital; however, this may reflect such conditions as a weak economy, an increase in their raw material costs, poor management, or any number of other temporary considerations. The price drops caused by such developments can and often do provide buying opportuni-ties.

  Intensive research identifies these opportunities. The process includes looking for ideas by reviewing stock price or industry group under-perfor-mance, insider purchasers, management changes and corporate spin-offs. Funda-mental analysis is the foundation of the Adviser's investment approach. Re-searching a prospective investment involves communicating directly with com-pany management, suppliers, and customers, better defining future potential, financial strength and the company's competitive position. Fundamental analy-sis provides a thorough view of financial and business characteristics, al-lowing for the determination of absolute value.

  In addition to common stocks, equity securities purchased for the Portfolio may include preferred stocks, convertible preferred stocks and warrants.

  FIXED-INCOME OBLIGATIONS. Through fixed-income investments, the Adviser seeks a reliable and recurring stream of income for the Portfolio, while pre-serving its capital. The Adviser attempts to identify the current interest rate trends and invests funds accordingly. Usually, a defensive interest rate strategy is employed, with investments made at different points along the yield curve in an attempt to keep the average maturity of fixed-income invest-ments less than or equal to ten years.

  The Adviser's approach is to invest in U.S. Treasury obligations, U.S. Gov-ernment Agency and mortgage-backed securities, and corporate and convertible bonds. The Adviser considers yield spread relationships and their underlying factors such as credit quality, investor perception and liquidity on a contin-uous basis to determine which sector offers the best investment value. When combined with equity securities, the ownership of fixed-income securities not only broadens the universe of opportunities, but offers additional diversifi-cation and can help lower portfolio volatility.

  The Adviser will invest in corporate bonds with yields substantially higher than those of government securities. Opportunities frequently present them-selves in parts of the capital structure of a company beyond common and pre-ferred stock, including convertible and high yield bonds. Generally, these investments pro-vide a return in excess of government securities and can provide potential for capital appreciation. Historic returns for high yield bonds have been greater than government securities. The Adviser's analysis includes studying interest expense coverage, business value/debt coverage and current business trends.

  The Portfolio may purchase investment grade corporate debt securities. Secu-rities rated BBB by Standard & Poor's Corporation ("S&P") or Moody's Investor Service ("Moody's") are investment grade, but Moody's considers securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such securities to make principal and interest payments than is the case for high-er-rated debt securities.

                           OTHER INVESTMENT POLICIES

  LOWER RATED SECURITIES. The Portfolio may invest in debt securities that are rated below investment grade, but will limit that investment to no more than 30% of its total assets. Such securities, sometimes referred to as "junk bonds," typically carry higher coupon rates than investment grade securities but also involve higher risks and are described as speculative by both Moody's and S&P. They may be subject to greater market price fluctuations, less li-quidity, and greater risk of income or principal, including a greater possi-bility of default or bankruptcy of the issuer of such securities, than are more highly rated debt securities. Lower rated fixed income securities also are likely to be more sensitive to adverse economic or company developments and more subject to price fluctuations in response to change interest rates. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Portfolio's abil-ity to sell such securities at fair value in response to changes in the econ-omy or financial markets.

  The Adviser seeks to reduce the risk associated with investing in such secu-rities by limiting the Portfolio's holdings in such securities and by the depth of its own credit analysis. In selecting below investment grade securi-ties, the Adviser seeks securities in companies with improving cash flows and balance sheet prospects, whose credit ratings the Adviser views as likely to be upgraded. The Adviser believes that such securities can produce returns similar to equities, but with less risk. See the Statement of Additional In-formation for further discussion of lower rated securities.

  REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements in order to earn additional income on available cash, or as a defensive invest-ment in periods when the Fund is primarily in short-term maturities. A repur-chase agreement is a short-term investment in which the purchaser (i.e., the Portfolio) acquires ownership of a U.S. Government security (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Portfolio engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Portfolio could experience both delays in liquidating the underlying security and losses in value. However, the Portfolio intends to enter into repurchase agreements only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation and the most creditworthy registered se-curities dealers pursuant to procedures adopted and regularly reviewed by the Fund's Board of Trustees. The Adviser monitors the creditworthiness of the banks and securities dealers with whom the Portfolio engages in repurchase transactions. The Fund has received permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repur-chase agreements on a joint basis. By entering into joint repurchase agree-ments, the Portfolio may incur lower transactions costs and earn higher rates of interest on joint repurchase agreements. The Portfolio's contribution would determine its return from a joint repurchase agreement.

  ILLIQUID AND RESTRICTED SECURITIES. The Portfolio may not invest more than 15% of its net assets in illiquid securities, including (i) securities for which there is no readily available market; (ii) securities the disposition of which would be subject to legal restrictions (so-called "restricted securi-ties"); and (iii) repurchase agreements having more than seven days to maturi-ty. A considerable period of time may elapse between the Portfolio's decision to dispose of such securities and the time when the Portfolio is able to dis-pose of them, during which time the value of the securities could decline. Re-stricted securities do not include those which meet the requirements of Secu-rities Act Rule 144A and which the Trustees have determined to be liquid based on the applicable trading markets.

  FOREIGN SECURITIES. The Portfolio may invest up to 20% of its total assets in securities of foreign issuers. The Adviser usually buys securities of larger foreign companies that have well recognized franchises and are selling at a discount to the securities of similar domestic businesses.

  There may be less publicly available information about these issuers than is available about companies in the U.S. and foreign auditing requirements may be not comparable to those in the U.S. In addition, the value of the foreign se-curities may be adversely affected by movements in the exchange rates between foreign currencies and the U.S. dollar, as well as other political and eco-nomic developments, including the possibility of expropriation, confiscatory taxation, exchange controls or other foreign governmental restrictions. The Portfolio may also invest without limit in securities of foreign issuers which are listed on a domestic national securities exchange.

  SHORT SALES. The Portfolio may engage in short sales of securities. In a short sale, the Portfolio sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Portfolio is then obligated to replace the security borrowed by purchasing it at the market price at the time of replace-ment. This price may or may not be less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Portfolio may also have to pay a premium which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

  The Portfolio also must deposit in a segregated account an amount of cash or liquid assets equal to the difference between (a) the market value of the se-curities short at the time they were sold short and (b) the value of the col-lateral deposited with the broker in connection with the short sale (not in-cluding the proceeds from the short sale). While the short position is open, the Portfolio must maintain daily the segregated account at such a level that
(1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and
(2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

  The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased and the amount of any loss will be increased by any in-terest the Portfolio may be required to pay in connection with the short sale. The dollar amount of short sales at any one time (not including short sales against the box) may not exceed 25% of the net assets of the Portfolio.

  A short sale is "against-the-box" if at all times when the short position is open the Portfolio owns an equal amount of the securities or securities con-vertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Such a transaction serves to defer a gain or loss for Federal income tax purposes.

  OPTIONS AND FUTURES. The Portfolio may purchase and write call and put op-tions on securities, securities indexes and on foreign currencies, and enter into futures contracts and use options on futures contracts. The Portfolio may use these techniques to hedge against changes in interest rates, foreign cur-rency exchange rates or securities prices or as part of its overall investment strategies. The Portfolio is subject to regulatory limitations on the use of such techniques and is required to maintain segregated accounts consisting of cash or liquid securities (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options and futures contracts to avoid leveraging of the Portfolio.

  The Portfolio may buy or sell interest rate futures contracts, options on interest rate futures contracts and options on debt securities for the purpose of hedging against changes in the value of securities which the Fund owns or anticipates purchasing due to anticipated changes in interest rates. The Portfolio also may engage in currency exchange transactions by means of buying or selling foreign currency on a spot basis, entering into foreign currency forward con-tracts, and buying and selling foreign currency options, futures and options on futures. Foreign currency exchange transactions may be entered into for the purpose of hedging against foreign currency exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies.

  See the Statement of Additional Information for further information regard-ing characteristics of and risks involved in the use of these instruments.

  U.S. GOVERNMENT SECURITIES. The Portfolio may invest in U.S. Government se-curities. U.S. Government securities include direct obligations issued by the U.S. Treasury, such as Treasury bills, certificates of indebtedness, notes and bonds. U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal National Mortgage As-sociation, Government National Mortgage Association, Federal Home Loan Banks, Federal Financing Bank, and Student Loan Marketing Association.

  All Treasury securities are backed by the full faith and credit of the United States. Obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some, such as the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securi-ties issued by the Federal National Mortgage Association, are supported only by the credit of the instrumentality and not by the Treasury. If the securi-ties are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obli-gation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its com-mitment.

  MORTGAGE-RELATED SECURITIES. Mortgage pass-through securities are securities representing interests in pools of mortgages in which payments of both inter-est and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to the sale of underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to repayment has been purchased at a premium, in the event of prepayment the value of the pre-mium would be lost.

  As noted above, payment of principal and interest on some mortgage related securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA), by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by FNMA or the Federal Home Loan Mort-gage Corporation ("FHLMC"), which are supported only by the discretionary au-thority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by non-governmental issuers (such as commer-cial banks, savings and loan institutions, private mortgage insurance compa-nies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by gov-ernmental entities, private insurers or the mortgage poolers.

  Collateralized mortgage obligations ("CMO's") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through secu-rities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semi-annually. CMO's may be collateralized by whole mortgage loans but are more typically collaterialized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMO's are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been re-tired. Other mortgage related securities include those that directly or indi-rectly represent a participation in or are secured by and payable from mort-gage loans on real property, such as CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest.

  PORTFOLIO TURNOVER. In general, the Adviser will not consider the rate of portfolio turnover to be a limiting factor in determining when or whether to purchase or sell securities in order to achieve the Portfolio's objective. The table set forth in "Financial Highlights" presents the Portfolio's historical turnover rates. High rates of portfolio turnover necessarily result in corre-spondingly heavier brokerage and portfolio trading costs which are paid by the Portfolio. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Dividends, Capital Gains Distributions and Taxes" for more information on taxation.

  The Portfolio has adopted certain investment restrictions, which are de-scribed fully in the Statement of Additional Information. Like the Portfolio's investment objective, several of these restrictions are fundamental and may be changed only by a majority vote of the Portfolio's outstanding shares.

  SHORT-TERM INVESTMENTS. In order to earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market in-struments including certificates of deposit, bankers acceptances, time depos-its, U.S. Government obligations, U.S. Government agency securities, short-term corporate debt securities, and commercial paper rated A-1 or A-2 by Stan-dard & Poor's Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc. or if unrated, determined by the Adviser to be of comparable quality.

  Time deposits maturing in more than seven days will not be purchased by the Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of the Portfolio. The Portfolio will not invest in any security issued by a commercial bank unless
(i) the banks has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Fed-eral Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an invest-ment quality comparable with other debt securities which may be purchased by the Portfolio.

  The Fund has applied to the Securities and Exchange Commission (the "Commis-sion") for and received permission to deposit the daily uninvested cash bal-ances of the Fund's Portfolios, as well as cash for investment purposes, into one or more joint accounts and to invest the daily balance of the joint ac-counts in the following short-term investments: fully collateralized repur-chase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and other tax-exempt money instruments. By entering into these investments on a joint basis, it is expected that a Portfolio may earn a higher rate of return on in-vestments relative to what it could earn individually.

  The Fund has received an Order from the Commission, which permits each of its Portfolios to invest the greater of 5% of its total assets or $2.5 million in the UAM Funds' DSI Money Market Portfolio for cash management purposes. (See "Investment Companies.")

  WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES. The Portfo-lio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. "When-issued" or "forward delivery" refers to se-curities whose terms and indenture are available, and for which a market ex-ists, but which are not available for immediate deliver. When-issued and for-ward delivery transactions may be expected to occur a month or more before de-livery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by the Portfolio until it receives payment or delivery from the other party to any of the above transactions. It is possible that the mar-ket price of the securities at the time of delivery may be higher or lower than the purchase price. The Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of the purchase commit-ments until payment is made. Typically, no income accrues on securities pur-chased on a delayed delivery basis prior to the time delivery of the securi-ties is made although the Portfolio may earn income on securities it has de-posited in a segregated account.

  The Portfolio engages in these types of purchases in order to buy securities that fit with its investment objectives at attractive prices not to increase its investment leverage.

  Securities purchased on a when-issued basis may decline or appreciate in market value prior to their actual delivery to the Portfolio.

  LENDING OF PORTFOLIO SECURITIES. The Portfolio may lend its investment secu-rities to qualified institutional investors as a means of earning income. The Portfolio will not loan portfolio securities to the extent that greater than one-third of its assets at fair market value, would be committed to loans. By lending its investment securities, the Portfolio attempts to increase its in-come through the receipt of interest on the loan. Any gain or loss in the mar-ket price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. All relevant facts and circum-stances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securi-ties, subject to review by the Fund's Board of Trustees.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. The Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

  INVESTMENT COMPANIES. As permitted by the 1940 Act, the Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment com-panies. No more than 5% of the investing Portfolio's total assets may be in-vested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The Portfo-lio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.

  The Fund has received an Order from the Commission, which permits each of its Portfolios to invest the greater of 5% of its total assets or $2.5 million in the UAM Funds' DSI Money Market Portfolio for cash management purposes provided that the investment is consistent with the Portfolio's investment pol-icies and restrictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its in-vestment advisory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other shareholders.

                               PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), without a sales commission at the net asset value per share next determined after an order is received by the Fund and payment is received by the Custodian. (See "VALUATION OF SHARES.") The minimum initial investment required is $2,500. The minimum initial investment for IRA accounts is $1,000. Certain exceptions may be made by the officers of the Fund.

  Shares of the Portfolio may be purchased by customers of brokers-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on purchases or redemptions of Portfolio shares and may charge transaction or other account fees. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding additional or different purchase or redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, which would not be imposed if shares of the Portfolio were pur-chased directly from the Fund or the Distributor. Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive dif-ferent compensation with respect to one particular class of shares over another in the Fund.

  Service Agents may enter confirmed purchase orders on behalf of their custom-ers. If shares of a Portfolio are purchased in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE"), and transmit it to the Fund's Sub-Transfer Agent prior to 4 p.m. to receive that day's share price. Proper payment for the order must be received by the Sub-Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

INITIAL INVESTMENTS

  BY MAIL

  . Complete and sign an Application and mail it together with a check made payable to UAM Funds to:

                              UAM Funds Trust

                         UAM Funds Service Center

                  c/o Chase Global Funds Services Company

                               P.O. Box 2798

                           Boston, MA 02208-2798

  Payment for purchases of shares received by mail will be credited to an ac-count at the next share price calculated for the Portfolio after receipt. Pay-ment does not need to be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment.

  BY WIRE

  . Telephone the UAM Funds Service Center and provide the account name, ad-dress, telephone number, social security or taxpayer identification num-ber, Portfolio selected, amount being wired and the name of the bank wiring the funds. An account number will then be provided to you. Next,

  . instruct your bank to wire the specified amount to the Fund's Custodian:

                         The Chase Manhattan Bank

                              ABA #021000021

                                 UAM Funds

                           DDA Acct. #9102772952

                        Ref: Portfolio Name

                        Your Account Number

                         Your Account Name

                        Wire Control Number

  . Forward a completed Application to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on a day on which both the NYSE and the Custodian Bank are open for business.

ADDITIONAL INVESTMENTS

  Additional investments can be made at any time. The minimum additional in-vestment is $100. Shares can be purchased at net asset value by mailing a check made payable to "UAM Funds" to the above address or by wiring money to the Cus-todian Bank using the instructions outlined above. When making additional in-vestments, be sure that the account number, account name and the Portfolio to be purchased are identified on the check or wire. Prior to wiring additional investments, notify the UAM Funds Service Center by calling the number on the cover of this Prospectus. Mail orders should include, when possible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.

OTHER PURCHASE INFORMATION
  Investments received by 4 p.m. ET (the close of the NYSE) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund reserves the right, in its sole dis-cretion, to suspend the offering of shares of the Portfolio or to reject pur-chase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. Purchases of the Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for fractional shares will not be issued. Certif-icates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES
  If accepted by the Fund, shares of the Portfolio may be purchased in ex-change for securities which are eligible for acquisition by the Portfolio, as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by the Port-folio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for invest-ment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of the Portfolio unless:

  . at the time of exchange, such securities are eligible to be included in the Portfolio (current market quotations must be readily available for such securities);

  . the investor represents and agrees that all securities offered to be ex-changed are liquid securities and not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933, or other-wise; and

  . the value of any such securities (except U.S. Government securities) be-ing exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio im-mediately after the transaction.

  Investors who are subject to Federal taxation upon exchange may realize a gain or loss for Federal income tax purposes depending upon the cost of secu-rities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of the Portfolio may be redeemed by mail or telephone at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. Any redemption may be more or less than the purchase price of the shares depending on the market value of investment secu-rities held by the Portfolio.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

  . share certificates, if issued;

  . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

  . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

  . any other necessary legal documents, if required, in the case of es-tates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

BY TELEPHONE
  A redemption request by telephone requires the following:

  . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Applica-tion; and

  . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

  . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed);

  . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include re-quiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written in-structions of such transaction requests.

The Fund or Sub-Transfer Agent may be liable for any losses due to unautho-rized or fraudulent telephone instructions if the Fund or the Sub-Transfer Agent do not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or ex-pense for following instructions received by telephone that it reasonably be-lieves to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

  . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

  . redemptions where the proceeds are to be sent to someplace other than the registered address; or

  . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION
  Normally, the Fund will make payment for all shares redeemed under proper procedures within one business day of and no more than seven days after the receipt of the request, or earlier if required under applicable law. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances determined by the SEC.

  If the Board of Trustees determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur bro-kerage charges on the sale of portfolio securities received in payment of re-demptions.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
  Institutional Class Shares of the Portfolio may be exchanged for Institu-tional Class Shares of any other UAM Funds Portfolio. (See the list of Portfo-lios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to 4 p.m. (ET) will be processed as of the close of business on the same day. Re-quests received after 4 p.m. will be processed on the next business day. The Board of Trustees may limit the frequency and amount of exchanges permitted. For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES -- BY TELEPHONE." An ex-change into another UAM Funds Portfolio is a sale of shares and may result in a gain or loss for income tax purposes. The Fund may modify or terminate the exchange privilege at any time.

                              VALUATION OF SHARES

  The net asset value of the Portfolio is determined by dividing the value of the Portfolio's assets attributable to the class, less any liabilities attrib-utable to the class, by the number of shares outstanding attributable to the class. The net asset value per share of the Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a securities exchange for which market quota-tions are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed secu-rities not traded on the valuation date for which market quotations are read-ily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

  Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Trustees determines that amortized cost reflects fair value in good faith using methods determined by the Board of Trustees.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Trustees.

                           PERFORMANCE CALCULATIONS

  The Portfolio measures performance by calculating total return. Total return figures are based on historical earnings and are not intended to indicate fu-ture performance.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  Performance will be calculated separately for Institutional Class and Serv-ice Class Shares. Dividends paid by the Portfolio with respect to Institu-tional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service and distribution fees and any incremental transfer agency costs relating to Service Class Shares will be borne exclusively by that class.

  The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolio's SAI. This information may also be included in sales literature and advertising.

  The Portfolio's Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. Con-tact the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in dividends in June and Decem-ber. If any net capital gains are realized, the Portfolio will normally dis-tribute them in

June, with a supplemental distribution in December of any undistributed capi-tal gains earned during the 12 month period ended each October. All dividends and capital gains distributions will be automatically reinvested in additional shares of the Portfolio unless the Fund is notified in writing that the share-holder elects to receive the distributions in cash.

FEDERAL TAXES
  The Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal in-come tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, the Portfolio must, among other things, distribute substantially all of its ordinary income and net capital gains on an annual basis and maintain a portfolio of investments which satisfies certain diversification criteria.

  Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains. Shareholders will be notified annually of dividend income earned for tax purposes.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month will be treated as if they had been paid by the Fund and received by the shareholders on December 31 of the same calendar year, pro-vided that the dividends are paid before February of the following year.

  The Fund is required by Federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number you have provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Application or on a separate form supplied by the Fund.

  Dividends and interest received by the Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce the Port-folio's dividends but are included in the taxable income reported on your tax statement if the Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deduc-tions and credits for foreign taxes.

                              INVESTMENT ADVISER

  The Board of Trustees of the Trust establishes the Portfolio's policies and supervises and reviews the management of the Portfolio. First Pacific Advi-sors, Inc., located at 11400 West Olympic Blvd., Suite 1200, Los Angeles, CA 90064, acts as the Portfolio's Adviser; Mr. Steven Romick is responsible for management of the Portfolio. Mr. Romick has 12 years of experience in the in-vestment management business. He is currently a Senior Vice President of the Adviser. From 1990-1996, Mr. Romick was chairman of Crescent Management, an investment advisory firm he founded. Crescent Management served as the Portfo-lio's advisor until the firm was merged with the current Adviser.

  Under an Investment Advisory Agreement dated as of September 30, 1996, the Adviser provides the Portfolio with advice on buying and selling securities, manages the investments of the Portfolio, furnishes the Portfolio with office space and certain administrative services, and provides most of the personnel needed by the Portfolio. As compensation, the Portfolio pays the Adviser a monthly management fee (accrued daily) based upon the average daily net assets of the Portfolio at the rate of 1.00% annually.

  The Adviser, together with its predecessors, has been in the investment ad-visory business since 1954. Presently, the Adviser manages assets of approxi-mately $3.5 billion for five investment companies, including one closed-end investment company, and more than 40 institutional accounts. The Adviser is an indirect wholly-owned subsidiary of UAM, a NYSE-listed holding company princi-pally engaged, through affiliated firms, in providing institutional investment management and acquiring institutional investment management firms.

  The Portfolio is responsible for its own operating expenses. The Adviser has agreed to reduce its fees or reimburse the Portfolio for its annual operating expenses which exceed the most stringent limits prescribed by any state in which the Portfolio's shares are offered for sale. The Adviser also may reim-burse additional amounts to the Portfolio at any time in order to reduce the Portfolio's expenses, or to the extent required by applicable securities laws. To the extent the Adviser performs a service for which the Portfolio is obli-gated to pay, the Portfolio shall reimburse the Adviser for its costs incurred in rendering such service.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolio. The Distributor, UAM, the Adviser, or any of their affili-ates, may, at their own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, the Portfolio or any Class of Shares of the Portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service provid-ers.

  The Distributor, the Adviser and certain of their other affiliates also par-ticipate, at the date of this Prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan mar-keting and other shareholder services and receives from such entities .15 of 1% of the daily net asset value of Institutional Class Shares held by Smith Barney's eligible customer accounts in addition to amounts payable to all selling dealers. The Fund also compensates Smith Barney for services it pro-vides to certain defined contribution plan shareholders that are not otherwise provided by the Administrator.

  The Adviser considers a number of factors in determining which brokers or dealers to use for the Fund's portfolio transactions. While these are more fully discussed in the SAI, the factors include, but are not limited to, the reasonableness of commissions, quality of services and execution, and the availability of research which the Adviser may lawfully and appropriately use in its investment management and advisory capacities. Provided the Portfolio receives prompt execution at competitive prices, the Adviser may also consider the sale of Portfolio shares as a factor in selecting broker-dealers for the Fund's portfolio transactions.

                            ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of United As-set Management Corporation, is responsible for performing and overseeing ad-ministrative, fund accounting, dividend disbursing and transfer agent services provided to the Fund and its Portfolios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  Each Portfolio pays UAMFSI a two part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio-specific fees are calculated from the aggregate net assets of each Portfolio:

                                                                         RATE
                                                                         ----
   FPA Crescent Portfolio............................................... 0.06%

  CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined Fund assets;
  0.11 of 1% of the next $800 million of combined Fund assets;
  0.07 of 1% of combined Fund assets in excess of $1 billion but less than $3 billion;
  0.05 of 1% of combined Fund assets in excess of $3 billion.

  Fees are allocated among the Portfolios on the basis of their relative as-sets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

                                  DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of United Asset Man-agement Corporation, with its principal office located at 211 Congress Street, Boston, MA 02110, distributes shares of the Fund. Under the Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of Fund shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to the Portfolio's Institutional Class Shares offered in this Prospectus. The Agreement continues in effect as long as it is approved at least annually by the Fund's Board of Trustees. Those approving the Agreement must include a ma-jority of Trustees who are neither parties to the Agreement nor interested persons of any such party. The Agreement provides that the Fund will bear costs of registration of its shares with the SEC and various states as well as the printing of its prospectuses, its SAIs and its reports to shareholders.

                            PORTFOLIO TRANSACTIONS

  The Advisory Agreements for each of the Fund's Portfolios authorize the Ad-viser to select the brokers or dealers that will execute the purchases and sales of investment securities for each Portfolio. The Agreements direct the Adviser to use its best efforts to obtain the best available price and most favorable execution for all transactions of the Portfolios. If consistent with the interests of the Portfolios, the Adviser may select brokers on the basis of research, statistical and pricing services these brokers provide to the Portfolios in addition to required Adviser services. Such brokers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that the commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolios and the Adviser's other clients. Although not a typical practice, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser.

  If a purchase or sale of securities is consistent with the investment poli-cies of a Portfolio and one or more other clients served by the Adviser is considering a purchase at or about the same time, transactions in such securi-ties will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for al-locating such transactions, allocations are subject to periodic review by the Fund's Trustees.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized as a Delaware business trust on May 18, 1994 under the name "The Regis Fund II". On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust." The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial inter-est, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without fur-ther action by shareholders.

  At its discretion, the Board of Trustees may create additional Portfolios and classes of shares. The shares of each Portfolio are fully paid and nonas-sessable, and have no preference as to conversion, exchange, dividends, re-tirement or other features and no pre-emptive rights. They have noncumulative voting rights, which means that holders of more than 50% of shares voting for the election of Trustees can elect 100% of the Trustees. A shareholder is en-titled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

  Both Institutional Class and Institutional Service Class Shares represent an interest in the same assets of a Portfolio. Service Class Shares bear certain expenses related to shareholder servicing, and may bear expenses related to distribution. Service Class shares have exclusive voting rights for matters relating to such distribution expenditures. Information about the Service Class Shares of the Portfolios is available upon request by contacting the UAM Funds Service Center.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Trustees will call a meeting of shareholders if such a meeting is requested in writing by the hold-ers of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters to the extent required by the undertaking.

CUSTODIAN
  The Chase Manhattan Bank serves as custodian of the Fund's assets.

ACCOUNTANTS
  Price Waterhouse LLP has been appointed as the independent accountants for the Fund.

REPORTS
  Investors will receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by contacting UAM Fund Services at the telephone number or address listed on the cover of this Prospectus.

LITIGATION
  The Fund is not involved in any litigation.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN THE PORTFOLIO'S STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES

 Acadian Emerging Markets Portfolio
 Acadian International Equity Portfolio
 BHM&S Total Return Bond Portfolio
 Chicago Asset Management Intermediate Bond Portfolio
 Chicago Asset Management Value/Contrarian Portfolio
 C&B Balanced Portfolio
 C&B Equity Portfolio
 C&B Equity Portfolio for Taxable Investors
 C&B Mid Cap Equity Portfolio
 DSI Balanced Portfolio
 DSI Disciplined Value Portfolio
 DSI Limited Maturity Bond Portfolio
 DSI Money Market Portfolio
 FMA Small Company Portfolio
 FPA Crescent Portfolio
 Hanson Equity Portfolio
 ICM Equity Portfolio
 ICM Fixed Income Portfolio
 ICM Small Company Portfolio
 IRC Enhanced Index Portfolio
 Jacobs International Octagon Portfolio
 McKee Domestic Equity Portfolio
 McKee International Equity Portfolio
 McKee U.S. Government Portfolio
 MJI International Equity Portfolio
 Newbold's Equity Portfolio
 NWQ Balanced Portfolio
 NWQ Value Equity Portfolio
 Rice, Hall James Small Cap Portfolio
 Rice, Hall James Small/Mid Cap Portfolio
 Sirach Equity Portfolio
 Sirach Fixed Income Portfolio
 Sirach Growth Portfolio
 Sirach Short-Term Reserves Portfolio
 Sirach Special Equity Portfolio
 Sirach Strategic Balanced Portfolio
 SAMI Preferred Stock Income Portfolio
 Sterling Partners' Balanced Portfolio
 Sterling Partners' Equity Portfolio
 Sterling Partners' Short-Term Fixed Income Portfolio
 Sterling Partners' Small Cap Value Portfolio
 TS&W Equity Portfolio
 TS&W Fixed Income Portfolio
 TS&W International Equity Portfolio

  UAM FUNDS SERVICE CENTER
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798
  1-800-638-7983

  INVESTMENT ADVISER
  First Pacific Advisors, Inc.
  11400 West Olympic Boulevard
  Suite 1200
  Los Angeles, CA 90064

  DISTRIBUTOR
  UAM FUND DISTRIBUTORS, INC.
  211 Congress Street
  Boston, MA 02110



                      PROSPECTUS

                      JANUARY 3, 1997

[LOGO OF UAM FUNDS APPEARS HERE]

  Hanson Equity Portfolio

  Institutional
  Class Shares




P R O S P E C T U S





                    January 3, 1997

                       [LOGO OF UAM FUNDS APPEARS HERE]

                           UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                       BOSTON, MASSACHUSETTS 02208-2798
                                1-800-638-7983

-------------------------------------------------------------------------------

                            HANSON EQUITY PORTFOLIO

                          INSTITUTIONAL CLASS SHARES
           INVESTMENT ADVISER: HANSON INVESTMENT MANAGEMENT COMPANY

-------------------------------------------------------------------------------

                         PROSPECTUS -- JANUARY 3, 1997

  Hanson Equity Portfolio is one of a series of investment portfolios avail-able through UAM Funds Trust ("UAM Funds"), an open-end investment company known as a "mutual fund." Each of the Portfolios that make up the Fund have different investment objectives and policies. Hanson Equity Portfolio cur-rently offers only one class of shares. The securities offered in this Pro-spectus are Institutional Class Shares of one diversified, no-load Portfolio of the Fund managed by Hanson Investment Management Company.

  Hanson Equity Portfolio. The Hanson Equity Portfolio (the "Portfolio") seeks to achieve maximum long-term total return, consistent with reasonable risk to principal, by investing in a diversified portfolio of equity securities, pri-marily the common stock of large, U.S.-based companies with outstanding finan-cial characteristics and strong growth prospects that can be purchased at rea-sonable valuations.

  There can be no assurance that the Portfolio will achieve its stated objec-tive.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission. The SAI is dated January 3, 1997 and has been incorporated by reference into this Prospectus. For a free copy of the SAI contact the UAM Funds Service Center at the address or telephone number above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR A STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   2
Risk Factors...............................................................   3
Investment Objective.......................................................   3
Investment Policies........................................................   3
Other Investment Policies..................................................   4
Investment Limitations.....................................................   8
Purchase of Shares.........................................................   8
Redemption of Shares.......................................................  11
Shareholder Services.......................................................  13
Valuation of Shares........................................................  14
Performance Calculations...................................................  14
Dividends, Capital Gains Distributions and Taxes...........................  15
Investment Adviser.........................................................  16
Adviser's Historical Performance...........................................  19
Administrative Services....................................................  20
Distributor................................................................  21
Portfolio Transactions.....................................................  21
General Information........................................................  22
UAM Funds -- Institutional Class Shares....................................  23

                                 FUND EXPENSES

  The following table illustrates expenses and fees that a shareholder of the Portfolio's Institutional Class Shares would incur. Transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PURCHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES

   Sales Load Imposed on Purchases:........................................ NONE
   Sales Load Imposed on Reinvested Dividends:............................. NONE
   Deferred Sales Load:.................................................... NONE
   Redemption Fees:........................................................ NONE
   Exchange Fees:.......................................................... NONE

                   ESTIMATED ANNUAL FUND OPERATING EXPENSES

   Investment Advisory Fees:.............................................. 0.70%
   Administrative Fees:................................................... 0.24%
   12b-1 Fees:............................................................ NONE
   Other Expenses:........................................................ 0.38%
                                                                           ----
   Total Operating Expenses............................................... 1.32%
                                                                           ====

  The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses otherwise payable by the Portfolio to reduce expense ratios. As of the date of this Prospectus, the Adviser has agreed to keep the Portfolio's Institutional Class Shares' total annual operating expenses from exceeding 2.50% of average daily net assets. The Fund will not reimburse the Adviser for any advisory fees that are waived or Portfolio expenses that the Adviser may bear on behalf of the Portfolio for a given fiscal year.

  The table above shows various fees and expenses an investor would bear di-rectly or indirectly. The expenses and fees set forth above for the Portfolio are based on estimates. For purposes of calculating the fees set forth above, the table assumes that the Portfolio's average daily assets will be $20 mil-lion.

  The following example illustrates expenses a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. The Portfolio charges no redemption fees of any kind.

                                                                  1 YEAR 3 YEARS
                                                                  ------ -------
   Expenses:.....................................................  $ 13   $ 42

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSE MAY BE GREATER OR LESSER THAN THOSE SHOWN ABOVE.

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER
  Hanson Investment Management Company (the "Adviser") is a registered invest-ment adviser. Founded in 1973, the firm currently has over $1.1 billion in as-sets under management. The firm is a wholly-owned subsidiary of United Asset Management Corporation. (See "INVESTMENT ADVISER.")

PURCHASE OF SHARES
  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), to investors at net asset value without a sales commission. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment is $2,500 The minimum for subsequent investments is $100. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. Certain exceptions to the initial or minimum investment amounts may be made by the officers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income in quarterly dividends. The Portfolio will distribute any realized net capital gains annually. Distributions will be reinvested in Portfolio shares automatically unless an investor elects to receive cash distributions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTIONS AND EXCHANGES
  Shares of the Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. (See "REDEMPTION OF SHARES.")

ADMINISTRATIVE SERVICES
  UAM Fund Services Inc. ("UAMFSI"), a wholly-owned subsidiary of United Asset Management Corporation, is responsible for performing and overseeing adminis-tration, fund accounting, dividend disbursing and transfer agency services provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  The value of the Portfolio's shares will fluctuate in response to changes in market and economic conditions as well as the financial conditions and pros-pects of the issuers in which the Portfolio invests. Prospective investors should consider the following: (1) The Portfolio may invest in repurchase agreements which entail a risk of loss should the seller default on its trans-action; (2) The Portfolio may lend its investment securities which entails a risk of loss should a borrower fail financially; (3) The Portfolio's perfor-mance may depend on the ability of the Adviser who has substantial experience as an investment adviser but limited experience as an adviser to a mutual fund.

                             INVESTMENT OBJECTIVE

  The Portfolio seeks to achieve maximum long-term total return, consistent with reasonable risk to principal, by investing in a diversified portfolio of equity securities, primarily the common stock of large, U.S.-based companies with outstanding financial characteristics and strong growth prospects that can be purchased at reasonable valuations. There can be no assurance that the Portfolio will achieve its stated objective.

                              INVESTMENT POLICIES

  In seeking its investment objective, the Portfolio will, under normal cir-cumstances, invest at least 80% of its total assets in equity securities, pri-marily the common stock of large capitalization, U.S.-based companies. Large capitalization companies are defined as those companies with market capital-izations greater than $1 billion at the time of purchase. Equity securities include common stock, preferred stock, rights and warrants. The Portfolio may also invest in short-term investments, convertible preferred stock and con-vertible bonds.

  Under unusual circumstances, when the Adviser believes that market condi-tions warrant a defensive position, up to 100% of the Portfolio's assets may be held in cash and short-term investments. (See "SHORT-TERM INVESTMENTS" and "REPURCHASE AGREEMENTS.") When the Portfolio is in a defensive position, it may not necessarily be pursuing its stated investment objective.

  The basis of the Adviser's investment philosophy is to "buy the company, not the stock." The Adviser believes that superior long-term results can be achieved by investing in a select number of well-managed companies that have clear business plans, specific financial goals, above-average earnings and dividend growth rates, and whose shares can be purchased at reasonable valua-tions. The Adviser's stock selection process is a bottom-up approach which means that it will construct the Portfolio by focusing on individual stocks rather than industry groups or sectors. (Top-down investors would first decide which industries or sectors they want to emphasize and then would look for stocks that fit those require-ments.) In determining a suitable equity investment, the Adviser evaluates a prospective company using the following process:

  1.  The Adviser asks three questions:

    .Does the Adviser understand the company's business?

    .Is the company's management shareholder-conscious?

    .Is the company's long-term outlook favorable?

  2. The Adviser subjects the company to a screen designed to select compa-nies with the following characteristics:

    .reasonable price-to-earnings ratio

    .above-average total return potential

    .leader in its industry

    .highly profitable

    .financially strong

  3. Finally, the potential investment is put through an intensive review by the Investment Committee before it is added to the Portfolio.

  The Adviser sells equity investments when: (a) the company fails to meet the Adviser's investment criteria; (b) a more attractive investment is found; or
(c) the company's share price rises to a level that cannot be justified.

                           OTHER INVESTMENT POLICIES

  Under normal circumstances, the Portfolio may invest up to 20% of its as-sets, unless restricted by additional limitations described below or in the Portfolio's SAI, in the following securities or investment techniques:

SHORT-TERM INVESTMENTS
  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market instruments including cer-tificates of deposit, bankers' acceptances, time deposits, U.S. Government ob-ligations, U.S. Government agency securities, short-term corporate debt secu-rities, and commercial paper rated A-1 or A-2 by Standard & Poor's Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc. or if unrated, deter-mined by the Adviser to be of comparable quality.

  Time deposits maturing in more than seven days will not be purchased by the Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of the Portfolio. The Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total
assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corpo-ration, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be purchased by the Portfolio.

  The Fund has received permission from the Securities and Exchange Commission (the "SEC") to deposit the daily uninvested cash balances of the Fund's Port-folios, as well as cash for investment purposes, into one or more joint ac-counts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By en-tering into these investments on a joint basis, it is expected that a Portfo-lio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio. (See "INVESTMENT COMPANIES.")

REPURCHASE AGREEMENTS
  The Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, the Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The use of repurchase agreements involves certain risks. For example, a default by the seller of the agreement may cause the Portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent se-curity selection criteria and careful monitoring procedures. The Fund has re-ceived permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint ba-sis. By entering into joint repurchase agreements, the Portfolio may incur lower transactions costs and earn higher rates of interest on joint repurchase agreements. The Portfolio's contribution would determine its return from a joint repurchase agreement. (See "SHORT TERM INVESTMENTS.")

LENDING OF SECURITIES
  The Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. The Portfolio will not loan securities to the extent that greater than one-third of its assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is sub-ject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Trustees. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Trustees. The Portfolios will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES
  The Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more be-fore delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by the Portfolio until it re-ceives payment or delivery from the other party to any of the above transac-tions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. The Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Typically, no income ac-crues on securities purchased on a delayed delivery basis prior to the time delivery is made although the Portfolio may earn income on securities it has deposited in a segregated account.

  The Portfolio may engage in these types of purchases in order to buy securi-ties that fit with its investment objectives at attractive prices -- not to increase its investment leverage.

PORTFOLIO TURNOVER
  Portfolio turnover is not anticipated to exceed 60%. In addition to Portfo-lio trading costs, higher rates of portfolio turnover may result in the reali-zation of capital gains. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX-ES" for more information on taxation). The Portfolio will not normally engage in short-term trading, but reserves the right to do so.

INVESTMENT COMPANIES
  The Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other invest-ment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addi-tion to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio provided that the investment is consistent with the Portfolio's investment policies and re-strictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advi-sory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other share-holders.

RESTRICTED SECURITIES
  The Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified in-stitutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Trustees, the Adviser determines the li-quidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these re-stricted securities are not treated as illiquid securities for purposes of a Portfolio's investment limitations. The Portfolio may also invest up to 15% of its net assets in illiquid securities. Prices realized from sales of these se-curities could be more or less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities.

AMERICAN DEPOSITARY RECEIPTS
  The Portfolio intends to invest primarily in U.S.-based companies. In addi-tion, the Portfolio may purchase shares of foreign based companies in the form of American Depositary Receipts (ADRs). ADRs may be sponsored or unsponsored. Sponsored ADRs are established jointly by a depositary and the underlying is-suer, whereas unsponsored ADR's may be established without participation by the underlying issuer. Holders of an unsponsored ADR generally bear all the costs associated with establishing the unsponsored ADR. The depositary of an unsponsored ADR is under no obligation to distribute shareholder communica-tions received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. (See "Foreign Securities" in the SAI.)

                            INVESTMENT LIMITATIONS

  The Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the U.S. Government or any of its agencies or instrumentali-
      ties);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  (c) invest more than 5% of its assets at the time of purchase in the secu-rities of companies that have (with predecessors) a continuous operat-ing history of less than 3 years;

  (d) invest more than 25% of its assets in companies within a single indus-try; however, there are no limitations on investments made in instru-ments issued or guaranteed by the U.S. Government and its agencies;

  (e) make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agree-ments or by lending its portfolio securities to banks, brokers, deal-ers and other financial institutions so long as the loans are made in compliance with the 1940 Act, as amended, or the Rules and Regulations or interpretations of the SEC;

  (f) (i) borrow, except from banks and as a temporary measure for extraor-dinary or emergency purposes and then, in no event, in excess of 33 1/3% of the Portfolio's gross assets valued at the lower of market or cost, and (ii) the Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or

  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value.

  The Portfolio's investment objective and investment limitations (a), (b),
(d), (e) and (i) listed above are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding voting secu-rities of the Portfolio. The other investment limitations described here and those not specified as fundamental in the SAI as well as the Portfolio's in-vestment policies are not fundamental and the Fund's Board of Trustees may change them without shareholder approval.

                              PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), without a sales commission at the net asset value per share next determined after an order is received by the Fund and payment is received by the Custodian. (See "VALUATION OF SHARES.") The minimum initial investment required is $2,500. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. Certain ex-ceptions may be made by the officers of the Fund.

  Shares of the Portfolio may be purchased by customers of brokers-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on purchases or redemptions of Portfolio shares and may charge transaction or other account fees. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding additional or different purchase or redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, which would not be imposed if shares of the Portfolio were pur-chased directly from the Fund or the Distributor. Service Agents may provide shareholder services to their customers that are not available to a share-holder dealing directly with the Fund. A salesperson and any other person en-titled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents may enter confirmed purchase orders on behalf of their cus-tomers. If shares of a Portfolio are purchased in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE"), and transmit it to the Fund's Sub-Transfer Agent, Chase Global Funds Services Company, prior to 4 p.m. receive that day's share price. Proper payment for the order must be received by the Sub-Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, invest-ment information, documentation and money.

INITIAL INVESTMENTS

  BY MAIL
  . Complete and sign an Application and mail it together with a check made payable to UAM Funds to:

                                UAM Funds Trust
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for purchases of shares received by mail will be credited to an ac-count at the next share price calculated for the Portfolio after receipt. Pay-ment does not need to be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment.

  BY WIRE
  . Telephone the UAM Funds Service Center and provide the account name, ad-dress, telephone number, social security or taxpayer identification num-ber, Portfolio selected, amount being wired and the name of the bank wiring the funds. An account number will then be provided to you. Next,

  . instruct your bank to wire the specified amount to the Fund's Custodian:

                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds
                             DDA Acct. #9102772952
                          Ref: Portfolio Name ______________
                          Your Account Number ______________
                           Your Account Name _______________
                          Wire Control Number ______________

  . Forward a completed Application to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on a day on which both the NYSE and the Custodian Bank are open for business.

ADDITIONAL INVESTMENTS
  Additional investments can be made at any time. The minimum additional in-vestment is $100. Shares can be purchased at net asset value by mailing a check made payable to "UAM Funds" to the above address or by wiring money to the Custodian Bank using the instructions outlined above. When making addi-tional investments, be sure that the account number, account name and the Portfolio to be purchased are identified on the check or wire. Prior to wiring additional investments, notify the UAM Funds Service Center by calling the number on the cover of this Prospectus. Mail orders should include, when pos-sible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.

OTHER PURCHASE INFORMATION
  Investments received by 4 p.m. ET (the close of the NYSE) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund reserves the right, in its sole dis-cretion, to suspend the offering of shares of the Portfolio or to reject pur-chase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. Purchases of the Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for fractional shares will not be issued. Certif-icates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES
  If accepted by the Fund, shares of the Portfolio may be purchased in ex-change for securities which are eligible for acquisition by the Portfolio, as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by the Port-folio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for invest-ment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of the Portfolio unless:

    . at the time of exchange, such securities are eligible to be in-cluded in the Portfolio (current market quotations must be readily available for such securities);

    . the investor represents and agrees that all securities offered to be exchanged are liquid securities and not subject to any restric-tions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and

    . the value of any such securities (except U.S. Government securi-ties) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

  Investors who are subject to Federal taxation upon exchange may realize a gain or loss for Federal income tax purposes depending upon the cost of secu-rities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of the Portfolio may be redeemed by mail or telephone at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. No charge is made for redemptions. Any re-demption may be more or less than the purchase price of the shares depending on the market value of investment securities held by the Portfolio.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

    . share certificates, if issued;

    . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are regis-tered;

    . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

    . any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pen-sion and profit sharing plans and other organizations.

BY TELEPHONE
  A redemption request by telephone requires the following:

    . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Application; and

    . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

    . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed);

    . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include re-quiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written in-structions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Sub-Transfer Agent do not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by tele-phone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

    . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

    . redemptions where the proceeds are to be sent to someplace other than the registered address; or

    . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION
  Normally, the Fund will make payment for all shares redeemed under proper procedures within one business day of and no more than seven days after the receipt of the request, or earlier if required under applicable law. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances determined by the SEC.

  If the Board of Trustees determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur bro-kerage charges on the sale of portfolio securities received in payment of re-demptions.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
  Institutional Class Shares of the Portfolio may be exchanged for Institu-tional Class Shares of any other UAM Funds Portfolio. (See the list of Portfo-lios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to 4 p.m. (ET) will be processed as of the close of business on the same day. Re-quests received after 4 p.m. will be processed on the next business day. The Board of Trustees may limit the fre-quency and amount of exchanges permitted. For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMP-TION OF SHARES -- BY TELEPHONE". An exchange into another UAM Funds Portfolio is a sale of shares and may result in a gain or loss for income tax purposes. The Fund may modify or terminate the exchange privilege at any time.

                              VALUATION OF SHARES

  The net asset value of the Portfolio is determined by dividing the value of the Portfolio's assets, less any liabilities, by the number of shares out-standing. The net asset value per share of the Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a securities exchange for which market quota-tions are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed secu-rities not traded on the valuation date for which market quotations are read-ily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Trustees.

                           PERFORMANCE CALCULATIONS

  The Portfolio measures performance by calculating total return. Total return figures are based on historical earnings and are not intended to indicate fu-ture performance.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolio's SAI. This information may also be included in sales literature and advertising.

  The Portfolio's Annual Report to Shareholders for the most recent fiscal year end will contain additional performance information that includes compar-isons with appropriate indices. The Annual Report will be available without charge. Contact the UAM Funds Service Center at the address or telephone num-ber on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in quarterly dividends. If any net capital gains are realized, each Portfolio will normally distribute them annually. All dividends and capital gains distributions will be automatically reinvested in additional shares of the Portfolio unless the Fund is notified in writing that the shareholder elects to receive the distributions in cash.

FEDERAL TAXES
  The Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal in-come tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, the Portfolio must, among other things, distribute substantially all of its ordinary income and net capital gains on an annual basis and maintain a portfolio of investments which satisfies certain diversification criteria.

  Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains. Shareholders will be notified annually of dividend income earned for tax purposes.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month will be treated as if they had been paid by the Fund and received by the shareholders on December 31 of the same calendar year, pro-vided that the dividends are paid before February of the following year.

  The Fund is required by Federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number you have provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Application or on a separate form supplied by the Fund.

  Dividends and interest received by the Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce the Port-folio's dividends but are included in the taxable income reported on your tax statement if the Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deduc-tions and credits for foreign taxes.

                              INVESTMENT ADVISER

  Hanson Investment Management Company (the "Adviser") is a registered invest-ment adviser formed in 1973. Its business offices are located at 4000 Civic Center Drive, Suite 200, San Rafael, CA 94903. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation ("UAM") and provides and of-fers investment management and advisory services to corporations, unions, pen-sions and profit-sharing plans, trusts, estates and other institutions and in-vestors. The Adviser currently has over $1.1 billion in assets under manage-ment.

  The Portfolio pays an annual fee in monthly installments to the Adviser for advisory services. This fee is accrued daily and paid every month as a per-centage of the average net assets in the Portfolio for that month. The per-centage fee on an annual basis is 0.70%.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolio. The Distributor, UAM, the Adviser, or any of their affili-ates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services per-formed with respect to the Fund, a Portfolio or any Class of Shares. Payments made for any of these purposes may be made from its revenues, its profits or any other source available to it. When such service arrangements are in ef-fect, they are made generally available to all qualified service providers.

  The Distributor, the Adviser and certain of their other affiliates also par-ticipate, at the date of this Prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan mar-keting and other shareholder services and receives from such entities .15 of 1% of the daily net asset value of Institutional Class Shares held by Smith Barney's eligible customer accounts in addition to amounts payable to all selling dealers. The Fund also compensates Smith Barney for services it pro-vides to certain defined contribution plan shareholders that are not otherwise provided by the Administrator.

  The investment professionals at the Adviser who comprise the Investment Com-mittee and who are responsible for the day-to-day management of the Portfolio and their qualifications are as follows:

  CHARLES H. RAVEN, PRINCIPAL, PRESIDENT AND CHIEF INVESTMENT OFFICER. Charles
H. Raven joined Hanson Investment Management Company in 1983 as a principal of the firm. Prior to joining the firm, Mr. Raven was a senior portfolio manager for McCullough & Andrews and before that was Vice President, Investments at Lionel D. Edie & Company where he worked for fourteen years. Previously, he worked in commercial banking with Bank of America. He received a BA from Stan-ford University and an MBA from Harvard Business School.

  ANTHONY P. WILSON, PRINCIPAL, DIRECTOR OF MARKETING & CLIENT
SERVICE. Anthony P. Wilson joined Hanson Investment Management in 1995 as a principal of the firm. Over the past 25 years Mr. Wilson has held several se-nior management positions. Most recently he was Chief Financial Officer for The Lawrenceville School managing their Endowment Fund. Mr. Wilson also served as the senior US representative for J.P. Morgan's $11 billion international securities management division, and as Vice President and Managing Director in the Asset Management Group at A.G. Becker Paribas. Mr. Wilson received a BA from the University of Colorado and a MA from Northwestern University.

  DAVID E. POST, PRINCIPAL, PORTFOLIO MANAGER. David E. Post joined Hanson Investment Management Company in 1994 as a portfolio manager. In 1983, Mr. Post founded CSI Capital Management, where he directed the investment of all managed assets. Previously, he served as president of HS Partners, Inc. He be-gan his career at Merrill Lynch, Pierce, Fenner & Smith. Mr. Post received a BA from the University of California, Berkeley.

  STEVEN E. CUTCLIFFE, PRINCIPAL, PORTFOLIO MANAGER. Steven E. Cutcliffe joined Hanson Investment Management Company in 1991 as an assistant portfolio manager. In 1993, he was promoted to portfolio manager. Previously, Mr. Cutcliffe was Vice President, Corporate Finance for McGinn, Smith & Company and before that worked for Manufacturers Hanover Trust Company. He received an AB from Dartmouth College and an MBA from Amos Tuck School.

  EDWARD J. LORAIN, DIRECTOR OF RESEARCH. Edward J. Lorain joined Hanson In-vestment Management Company in 1984 as an equity research analyst. Mr. Lorain has consistently served the research needs of the firm and, in 1995, was pro-moted to Director of Research. Prior to joining Hanson, Mr. Lorain was a fi-nancial consultant for Dean Witter Reynolds, Inc. He received a BS from the University of California, Davis.

  LISA M. COLLINS, VICE PRESIDENT, TRADING. Lisa M. Collins joined Hanson In-vestment Management Company in 1986 as a portfolio administrator. She worked as a portfolio administrator and office manager prior to taking over the trad-ing area in 1987. In 1993, Ms. Collins was named Vice President and continues to manage trading for the firm. Before joining Hanson Investment Management Company, she worked as a research assistant at Paine Webber, Inc. Previously, Ms.

Collins worked as a portfolio administrator at Alliance Capital Management Co. and, before that, with Birr Wilson & Co. She received a BA from California Polytechnic University.

  STEPHEN F. ROSENTHAL, CFA, RESEARCH ANALYST. Stephen F. Rosenthal joined Hanson Investment Management Company in 1995 as a research analyst. Prior to joining Hanson, Mr. Rosenthal also was a Captain in the Marine Corps from 1983 to 1990, where he piloted Marine Attack Helicopters as a Naval Aviator. He re-ceived a BS from the University of Santa Clara and an MBA from the University of Southern California.

                       ADVISER'S HISTORICAL PERFORMANCE

  Below are certain performance data provided by the Adviser pertaining to the composite of separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objectives, poli-cies and strategies as those of the Portfolio. The performance data for the managed accounts is net of all fees and expenses. The investment returns of the Portfolio may differ from those of the separately managed accounts because such separately managed accounts may have fees and expenses that differ from those of the Portfolio. Further, the separately managed accounts are not sub-ject to investment limitations, diversification requirements, and other re-strictions imposed by the 1940 Act and the Internal Revenue Code; such condi-tions, if applicable, may have lowered the returns for the separately managed accounts. The results presented are not intended to predict or suggest the re-turn to be experienced by the Portfolio or the return an investor might achieve by investing in the Portfolio.

            HANSON INVESTMENT MANAGEMENT COMPANY COMPOSITE RETURNS
                    FOR INDIVIDUAL YEARS ENDED DECEMBER 31
                  (PERCENTAGE RETURNS NET OF MANAGEMENT FEES)

                                                                        S&P 500
                                                                         STOCK
   CALENDAR YEARS                                             ADVISER    INDEX
   --------------                                            --------- ---------
    1979...................................................     17.8 %    18.6 %
    1980...................................................     24.8 %    32.4 %
    1981...................................................     11.4 %    (5.3)%
    1982...................................................     26.8 %    21.4 %
    1983...................................................     26.9 %    22.6 %
    1984...................................................      7.7 %     6.3 %
    1985...................................................     33.0 %    31.7 %
    1986...................................................     18.8 %    18.7 %
    1987...................................................     (1.0)%     5.3 %
    1988...................................................     24.1 %    16.6 %
    1989...................................................     28.5 %    31.7 %
    1990...................................................      0.3 %    (3.1)%
    1991...................................................     33.8 %    30.4 %
    1992...................................................      9.0 %     7.7 %
    1993...................................................      1.6 %    10.1 %
    1994...................................................     (4.5)%     1.2 %
    1995...................................................     34.0 %    37.8 %
    9 Months ended 9/30/96.................................     18.0 %    13.4 %
    Annualized.............................................     16.9 %    16.1 %
    Cumulative.............................................  1,488.4 % 1,308.8 %
    Seventeen-Year Mean (1/1/79-12/31/95)..................     17.2 %    16.7 %
    Value of $1 invested during (1/1/79-9/30/96)...........    $15.88    $14.09

  Notes:
  1. The ANNUALIZED RETURN is calculated from monthly data, allowing for compounding. The formula used is in accordance with the acceptable methods set forth by the Association for Investment Management Re-search, the Bank Administration Institute, and the Investment Counsel Association of America. Market value of the account was the sum of the account's total assets, including cash, cash equivalents, short-term investments, and securities valued at current market prices.
  2. The CUMULATIVE RETURN means that $1 invested in the composite account on January 1, 1979 had grown to $15.88 by September 30, 1996.
  3. The 17-YEAR MEAN is the arithmetic average of the annual returns for the calendar years listed.
  4. The S&P 500 is an unmanaged index which assumes reinvestment of divi-dends and is generally considered representative of securities similar to those invested in by the Adviser for purpose of the composite per-formance numbers set forth above.
  5. The Adviser's average annual management fee over the period shown (1/1/79-9/30/96) was 0.40% or 40 basis points. During the period, fees on the Adviser's individual accounts ranged from 0.32% to 1.00% (32 basis points to 100 basis points). Net returns to investors vary de-pending on the management fee.

                            ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of United As-set Management Corporation, is responsible for performing and overseeing ad-ministrative, fund accounting, dividend disbursing and transfer agent services provided to the Fund and its Portfolios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  Each Portfolio pays UAMFSI a two part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio-specific fees are calculated from the aggregate net assets of each Portfolio:

                                                                           RATE
                                                                          ------
   Hanson Equity Portfolio............................................... 0.04%.

  CGFSC's monthly fee for its services is calculated on an annualized basis as follows:
  0.19 of 1% of the first $200 million of combined Fund assets;
  0.11 of 1% of the next $800 million of combined Fund assets;
  0.07 of 1% of combined Fund assets in excess of $1 billion but less than $3 billion;
  0.05 of 1% of combined Fund assets in excess of $3 billion.

  Fees are allocated among the Portfolios on the basis of their relative as-sets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

                                  DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM with its prin-cipal office located at 211 Congress Street, Boston, Massachusetts 02110, dis-tributes the shares of the Fund. Under the Distribution Agreement (the "Agree-ment"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to this Portfolio. The Agreement continues in effect as long as the Fund's Board of Trustees. Those approving the Agreement must include a majority of Trustees who are nei-ther parties to the Agreement nor interested persons of any such party. The Agreement provides that the Fund will bear costs of registration of its shares with the SEC and various states as well as the printing of its prospectuses, its SAIs and its reports to shareholders.

                            PORTFOLIO TRANSACTIONS

  The Advisory Agreements for each of the Fund's Portfolios authorize the Ad-viser to select the brokers or dealers that will execute the purchases and sales of investment securities for each Portfolio. The Agreements direct the Adviser to use its best efforts to obtain the best available price and most favorable execution for all transactions of the Portfolios. If consistent with the interests of the Portfolios, the Adviser may select brokers on the basis of research, statistical and pricing services these brokers provide to the Portfolios in addition to required Adviser services. Such brokers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that the commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolios and the Adviser's other clients. Although not a typical practice, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser.

  If a purchase or sale of securities is consistent with the investment poli-cies of a Portfolio and one or more other clients served by the Adviser is considering a purchase at or about the same time, transactions in such securi-ties will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for al-locating such transactions, allocations are subject to periodic review by the Fund's Trustees.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized as a Delaware business trust on May 18, 1994 under the name "The Regis Fund II". On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust." The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial inter-est, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without fur-ther action by shareholders.

  At its discretion, the Board of Trustees may create additional Portfolios and classes of shares. The shares of each Portfolio are fully paid and nonas-sessable, and have no preference as to conversion, exchange, dividends, re-tirement or other features and no pre-emptive rights. They have noncumulative voting rights, which means that holders of more than 50% of shares voting for the election of Trustees can elect 100% of the Trustees. A shareholder is en-titled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Trustees will call a meeting of shareholders if such a meeting is requested in writing by the hold-ers of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters to the extent required by the undertaking.

CUSTODIAN
  The Chase Manhattan Bank serves as custodian of the Fund's assets.

ACCOUNTANTS
  Price Waterhouse LLP acts as the independent accountants for the Fund.

REPORTS
  Investors will receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

LITIGATION
  The Fund is not involved in any litigation.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE PORTFOLIO'S STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPEC-TUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES

  Acadian Emerging Markets Portfolio
  Acadian International Equity Portfolio
  BHM&S Total Return Bond Portfolio
  Chicago Asset Management Intermediate Bond Portfolio
  Chicago Asset Management Value/Contrarian Portfolio
  C&B Balanced Portfolio
  C&B Equity Portfolio
  C&B Equity Portfolio for Taxable Investors
  C&B Mid Cap Equity Portfolio
  DSI Balanced Portfolio
  DSI Disciplined Value Portfolio
  DSI Limited Maturity Bond Portfolio
  DSI Money Market Portfolio
  FMA Small Company Portfolio
  FPA Crescent Portfolio
  Hanson Equity Portfolio
  ICM Equity Portfolio
  ICM Fixed Income Portfolio
  ICM Small Company Portfolio
  IRC Enhanced Index Portfolio
  Jacobs International Octagon Portfolio
  McKee Domestic Equity Portfolio
  McKee International Equity Portfolio
  McKee U.S. Government Portfolio
  MJI International Equity Portfolio
  Newbold's Equity Portfolio
  NWQ Balanced Portfolio
  NWQ Value Equity Portfolio
  Rice, Hall James Small Cap Portfolio
  Rice, Hall James Small/Mid Cap Portfolio
  Sirach Equity Portfolio
  Sirach Fixed Income Portfolio
  Sirach Growth Portfolio
  Sirach Short-Term Reserves Portfolio
  Sirach Special Equity Portfolio
  Sirach Strategic Balanced Portfolio
  SAMI Preferred Stock Income Portfolio
  Sterling Partners' Balanced Portfolio
  Sterling Partners' Equity Portfolio
  Sterling Partners' Small Cap Portfolio
  Sterling Partners' Short-Term Fixed Income Portfolio
  Sterling Partners' Small Cap Value Portfolio
  TS&W Equity Portfolio
  TS&W Fixed Income Portfolio
  TS&W International Equity Portfolio

  UAM Funds Service Center
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798
  1-800-638-7983

  Investment Adviser
  Hanson Investment Management Company
  4000 Civic Center Drive
  Suite 200
  San Rafael, CA 94903

  Distributor
  UAM FUND DISTRIBUTORS, INC.
  211 Congress Street
  Boston, MA 02110




  PROSPECTUS

  January 3, 1997

  [LOGO OF UAM FUNDS APPEARS HERE]

  IRC Enhanced
  Index Portfolio

  Institutional
  Class Shares





                    January 3, 1997


             P R O S P E C T U S

                     [LOGO OF UAM FUNDS APPEARS HERE]

                           UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                1-800-638-7983

-------------------------------------------------------------------------------

                         IRC ENHANCED INDEX PORTFOLIO

                          INSTITUTIONAL CLASS SHARES
                INVESTMENT ADVISER: INVESTMENT RESEARCH COMPANY

-------------------------------------------------------------------------------

                         PROSPECTUS -- JANUARY 3, 1997

  UAM Funds Trust (the "Fund") is an open-end, management investment company known as a "mutual fund." The Fund consists of multiple series (known as "Portfolios") each of which has different investment objectives and policies. IRC Enhanced Index Portfolio currently offers only one class of shares: Insti-tutional Class Shares. The securities offered in this Prospectus are Institu-tional Class Shares of one diversified, no-load Portfolio of the Fund managed by Investment Research Company.

  IRC ENHANCED INDEX PORTFOLIO. IRC Enhanced Index Portfolio (the "Portfolio") is a mutual fund portfolio which seeks a total return exceeding that of the Standard & Poor's Composite Stock Price Index ("S&P 500") while carefully con-trolling risk. IRC plans to achieve this objective by employing its proprie-tary analytic technology to invest in a diversified portfolio of common stocks that are listed in the S&P 500 ("S&P 500 stocks").

  There can be no assurance that the Portfolio will achieve its stated objec-tive.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission. The SAI is dated January 3, 1997 and has been incorporated by reference into this Prospectus. For a free copy of the SAI contact the UAM Funds Service Center at the address or telephone number above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   3
Risk Factors...............................................................   4
Financial Highlights.......................................................   4
Investment Objective.......................................................   5
Investment Policies........................................................   5
Investment Limitations.....................................................   7
Purchase of Shares.........................................................   8
Redemption of Shares.......................................................  10
Shareholder Services.......................................................  12
Valuation of Shares........................................................  13
Performance Calculations...................................................  13
Dividends, Capital Gains Distributions and Taxes...........................  14
Investment Adviser.........................................................  15
Adviser's Historical Performance...........................................  17
Administrative Services....................................................  19
Distributor................................................................  19
Portfolio Transactions.....................................................  20
General Information........................................................  20
UAM Funds -- Institutional Class Shares....................................  22

                                 FUND EXPENSES

  The following table illustrates expenses and fees that a shareholder of the Portfolio's Institutional Class Shares would incur. Transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PURCHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES

   Sales Load Imposed on Purchases......................................... NONE
   Sales Load Imposed on Reinvested Dividends.............................. NONE
   Deferred Sales Load..................................................... NONE
   Redemption Fees......................................................... NONE
   Exchange Fees........................................................... NONE

                        ANNUAL FUND OPERATING EXPENSES
                        (AS A PERCENTAGE OF NET ASSETS)

   Investment Advisory Fees............................................  0.70 %
   Administrative Fees.................................................  1.61 %
   12b-1 Fees..........................................................  NONE
   Other Expenses......................................................  0.89 %
   Advisory Fees Waived................................................ (0.70)%
                                                                        -----
   Total Operating Expenses (After Fee Waiver).........................  2.50 %*
                                                                        =====

-----------
* The Adviser has agreed to waive all or a portion of its advisory fees and to assume operating expenses, if necessary, to keep the Portfolio's total an-nual operating expenses (excluding interest, taxes and extraordinary ex-penses) from exceeding 2.50% of average daily net assets. The figures above include the effect of expense offsets. If expense offsets were excluded, annualized Total Operating Expenses for the six month period ended October 31, 1996 would be 2.51%. (See "FINANCIAL HIGHLIGHTS.") It is estimated that if the Adviser did not waive fees, the Portfolio's total annual operating expenses would be 3.20% of average daily net assets. The Adviser will not be reimbursed by the Fund for any advisory fees which are waived or expenses which the Adviser may bear on behalf of the Portfolio for a given fiscal year.

  The table above shows various fees and expenses and investor would bear di-rectly or indirectly. The expenses and fees set forth above are estimates for the fiscal year and are annualized based on the Portfolio's operations during the semi-annual period ended October 31, 1996 except that they have been re-stated to reflect current Administrative Fees (see "ADMINISTRATIVE SERVICES" herein and in the SAI) and the current expense cap.

  The following example illustrates expenses a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of the time period indicated.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
   Expenses.....................................  $26     $79    $135     $286

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                            PROSPECTUS SUMMARY




INVESTMENT ADVISER

  Investment Research Company, (the "Adviser") is a subsidiary of United Asset Management Corporation and has approximately $2.0 billion of assets under man-agement for institutional investors, including corporations, state govern-ments, labor unions, foundations, mutual funds, and individuals. (See "INVEST-MENT ADVISER.")


PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), to investors at net asset value without a sales commission. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment is $2,500. The minimum for subsequent investments is $100. Certain exceptions to the initial or minimum investment amounts may be made by the officers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS

  The Portfolio will normally distribute substantially all of its net invest-ment income in quarterly dividends. The Portfolio will distribute any realized net capital gains annually. Distributions will be reinvested in Portfolio shares automatically unless an investor elects to receive cash distributions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTIONS AND EXCHANGES

  Shares of the Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. (See "REDEMPTION OF SHARES.")

ADMINISTRATIVE SERVICES

  UAM Fund Services Inc. ("UAMFSI"), a wholly-owned subsidiary of United Asset Management Corporation, is responsible for performing and overseeing adminis-tration, fund accounting, dividend disbursing and transfer agency services provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  The value of the Portfolio's shares will fluctuate in response to changes in market and economic conditions as well as the financial conditions and pros-pects of the issuers in which a Portfolio invests. An investment in the Port-folio presents risks similar to "overall market risk". The Portfolio presents risks roughly the same as those which would be incurred by investing in a portfolio comprised of the common stocks of all 500 companies listed in the S&P 500, with the weight of each stock in the portfolio equal to the stock's weight in the S&P 500. (See "INVESTMENT POLICIES.")

                             FINANCIAL HIGHLIGHTS

  The following table provides selected per share information for a share out-standing throughout the periods presented of the Portfolio. The table is part of the Portfolio's Financial Statements included in the Portfolio's 1996 An-nual Report to Shareholders and the 1996 Semi-Annual Report. The Reports are incorporated into the Portfolio's SAI. The Portfolio's Annual Financial State-ments have been audited by Price Waterhouse LLP whose unqualified opinion thereon is also incorporated into the Portfolio's SAI. Please read the follow-ing information in conjunction with the Portfolio's 1996 Annual Report to Shareholders and the 1996 Semi-Annual Report to Shareholders.

                                                               SIX MONTHS ENDED
                                             JANUARY 23, 1996* OCTOBER 31, 1996
                                             TO APRIL 30, 1996   (UNAUDITED)
                                             ----------------- ----------------
NET ASSET VALUE, BEGINNING OF PERIOD........      $ 10.00          $ 10.30
                                                  -------          -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income.....................         0.02             0.02
  Net Realized and Unrealized Gain on
    Investments.............................         0.30             0.86
                                                  -------          -------
    Total from Investment Operations........         0.32             0.88
                                                  -------          -------
DISTRIBUTIONS
  Net Investment Income.....................        (0.02)           (0.02)
                                                  -------          -------
NET ASSET VALUE, END OF PERIOD..............      $ 10.30          $ 11.16
                                                  =======          =======
TOTAL RETURN+...............................         3.20%            8.55%
RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (Thousands).....      $ 3,933          $ 4,999
  Ratio of Expenses to Average Net Assets...         2.52%**          2.51%**
  Ratio of Investment Income to Average Net
    Assets..................................         0.67%**          0.24%**
  Portfolio Turnover Rate...................           31%              24%
  Average Commission Rate...................      $0.0205          $0.0257
  Voluntary Waived Fees and Expenses Assumed
    by the Adviser Per Share................      $  0.03          $  0.01
  Ratio of Expenses to Average Net Assets
    Including Expense Offsets...............         2.50%**          2.50%**

-----------
 *  Commencement of Operations.
**  Annualized.
 + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser.

                             INVESTMENT OBJECTIVE

  The Portfolio seeks a total return exceeding that of its benchmark, the S&P 500, by a consistent premium with minimal downside risk relative to that benchmark.

                              INVESTMENT POLICIES

  The Portfolio's assets are invested in the stocks of some but not all of the companies in the S&P 500 universe. The Portfolio's investment adviser uses a mathematical model to help make the investment decisions. The objective is to build the Portfolio whose returns will exceed those of the S&P 500. Every three months the Adviser evaluates each stock in the S&P 500 universe for in-clusion in the Portfolio, attempting to select the best performers, within constraints for risk control.

  The Adviser believes that institutions create the major demand for stocks, and institutional preferences change slowly over the short term (3-6 months). These stable preferences are therefore important determinants of the sensitiv-ity of stock returns to various factors and combinations of factors such as inflation and interest rates. Institutional investor preferences also depend on individual stock attributes such as price/earnings ratios and other funda-mentals. These preferences are identifiable, according to stock market re-search, so today's factor values can be used to estimate the short-term per-formance of each stock in each of 19 sectors of the S&P 500 universe relative to other stocks in that sector.

  The Adviser focuses on comparisons among stocks and not on market timing. Generally, the Portfolio will be fully invested in stocks from the S&P 500 universe. The Portfolio may invest up to 10% of its assets in short-term (one year or less to maturity) U.S. Treasury securities as a cash reserve to hold cash received from shareholders pending investment or to meet redemption re-quests from shareholders.

  The Portfolio's investment policy of limiting risk while maximizing expected return is implemented in a number of ways. The Adviser classifies the S&P 500 universe into 19 industrial sectors (such as Transportation, Communications, Health Care, etc.). Within each sector, the Adviser selects an average of 8-10 stocks as described below. Consequently, risk is first limited by diversifica-tion within each sector and, when combined, within the resulting Portfolio, which would normally hold 152-190 stocks. The second element of risk control lies in the way the stocks are weighted; once a sector group of stocks is se-lected, its weighting in the Portfolio is set equal to the weighting of that sector in the benchmark S&P 500 Index so that the Portfolio does not take on "sector bets." Thirdly, the stock selection process employs dividend and P/E screens which eliminate the lowest dividend yielding stocks as well as those with the highest P/RE ratios in each sector, as these are the stocks which are generally the most vulnerable during periods of market correction. Finally, the Portfolio is rebalanced once every three months to maintain the continuity of risk control measures.

  To select stocks within each of the 19 sectors, the Adviser uses a mathemat-ical model developed during a combined total of 40 years of research by two of the Adviser's principals when they were professors in the Graduate School of Business at the University of Chicago. The model is based on the principle that institutional investors dominate the demand for stocks, and institutional preferences change slowly over the near term (3-6 months). These stable pref-erences are important determinants of the sensitivity of stock returns to trends now underway in factors such as inflation and interest rates and in in-dividual stock fundamentals such as dividends and price/earning ratios. In choosing the stocks in each sector, the model employs a proprietary optimiza-tion program, the objective of which is to select a combination of stocks (from among all possible combinations) which has the maximum expected long run return while controlling the risk that this return will be inferior to the market performance of that sector.

  Within the Portfolio, at least 90% of the net asset value is allocated strictly to stocks from the S&P 500 universe; the balance of 10% or less is allocated to short-term U.S. Treasury securities (maturities of one year or less). No hedging strategies, no financial derivatives, no futures contracts, no repurchase agreements, and no instruments other than S&P 500 stocks and U.S. Treasury securities are used to achieve the investment objective.

  The S&P 500 is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's Corporation ("S&P") chooses the stocks to be included in the S&P 500 solely on a statistical ba-sis. The weights of stocks in the S&P 500 are based on each stock's relative total market value, which is defined as the stock's market price per share times the number of shares outstanding. Stocks currently in the S&P 500 repre-sent approximately three-quarters of the total market value of all U.S. common stocks. The Portfolio is neither sponsored by nor affiliated with S&P.

SHORT-TERM INVESTMENTS
  In order to maintain liquidity to meet anticipated redemptions and to hold cash received from shareholders pending investment, up to 10% of the Portfo-lio's assets may be invested in U.S. Treasury securities with maturities of one year or less.

PORTFOLIO TURNOVER
  Every 90 days, only the oldest one-third of the stocks (by value) in the Portfolio are considered for trading. It is anticipated that the Portfolio's annual turnover rate will not exceed 100% under normal circumstances. To the extent that net short-term capital gains are realized, any distributions re-sulting from such gains are considered ordinary income for federal income tax purposes. The Portfolio will not normally engage in short-term trading, but it reserves the right to do so.

                            INVESTMENT LIMITATIONS

  The Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the U.S. Government or any of its agencies or instrumentali-
      ties);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  (c) invest more than 5% of its assets at the time of purchase in the secu-rities of companies that have (with predecessors) a continuous operat-ing history of less than 3 years;

  (d) invest more than 25% of its assets in companies within a single indus-try; however, there are no limitations on investments made in instru-ments issued or guaranteed by the U.S. Government and its agencies;

  (e) make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agree-ments or by lending its portfolio securities to banks, brokers, deal-ers and other financial institutions so long as the loans are made in compliance with the 1940 Act, as amended, or the Rules and Regulations or interpretations of the SEC;

  (f) (i) borrow, except from banks and as a temporary measure for extraor-dinary or emergency purposes and then, in no event, in excess of 33 1/3% of the Portfolio's gross assets valued at the lower of market or cost, and (ii) the Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or

  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value.

  The investment objective of the Portfolio is fundamental and may be changed only with the approval of the holders of a majority of the outstanding shares of such Portfolio. Except for limitations (a), (b), (d), (e) and (f)(i), the Portfolio's investment limitations and policies described in this Prospectus and in the SAI are not fundamental and may be changed by the Fund's Board of Trustees upon reasonable notice to investors.

                              PURCHASE OF SHARES

  Shares of each Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), without a sales commission at the net asset value per share next determined after an order is received by the Fund and payment is received by the Custodian. (See "VALUATION OF SHARES.") The minimum initial investment required is $2,500. Certain exceptions may be made by the officers of the Fund.

  Shares of the Portfolio may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions or other account fees on the purchase and redemption of Portfolio shares by their customers. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different pur-chase and redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, and would not be imposed if shares of the Portfolio were pur-chased directly from the Fund or the Distributor. The Service Agents may pro-vide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents may enter confirmed purchase orders on behalf of their cus-tomers. If shares of a Portfolio are purchased in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE"), and transmit it to the Fund's Sub-Transfer Agent prior to 4 p.m. to receive that day's share price. Proper payment for the order must be received by the Sub-Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

BY MAIL
  . Complete and sign an Application and mail it along with a check payable to UAM Funds to:

                                UAM Funds Trust
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for purchases of shares received by mail will be credited to an ac-count at the next share price calculated for the Portfolio after receipt. Pay-ment does not need to be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment.

  BY WIRE

  . Telephone the UAM Funds Service Center and provide the account name, ad-dress, telephone number, social security or taxpayer identification num-ber, Portfolio selected, amount being wired and the name of the bank wiring the funds. An account number will then be provided to you. Next,


  . Instruct your bank to wire the specified number of shares or a dollar amount to the Fund's custodian:

                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds
                            Credit DDA #9102772952

                        Ref: Portfolio Name

                        Your Account Number

                         Your Account Name


                        Wire Control Number


  . Forward a completed Application to the UAM Funds Service Center. Federal
    Funds purchases will be accepted only on days when the NYSE and the Cus-todian Bank are open for business.

ADDITIONAL INVESTMENTS

  Additional investments can be made at any time. The minimum additional in-vestment is $100. Shares can be purchased at net asset value by mailing a check to the UAM Service Center (payable to "UAM Funds") or by wiring money to the Custodian Bank using the instructions outlined above. When making addi-tional investments, be sure that the account name and number is identified on the check or wire and the Portfolio to be purchased is specified.

  Prior to wiring additional investments, notify the UAM Funds Service Center by calling the number on the cover of this prospectus. Mail orders should in-clude, when possible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.

OTHER PURCHASE INFORMATION

  Investments received by 4 p.m. ET (the close of the NYSE) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund reserves the right, in its sole dis-cretion, to suspend the offering of shares of each Portfolio or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for fractional shares will not be issued. Certificates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES
  If accepted by the Fund, shares of the Portfolio may be purchased in ex-change for securities which are eligible for acquisition by the Portfolio, as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by a Portfo-lio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights per-taining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securi-ties acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of the Portfolio unless:

    . at the time of exchange, such securities are eligible to be in-cluded in the Portfolio (current market quotations must be readily available for such securities);

    . the investor represents and agrees that all securities offered to be exchanged are liquid securities and not subject to any restric-tions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and

    . the value of any such securities (except U.S. Government securi-ties) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

  Investors who are subject to Federal taxation upon exchange may realize a gain or loss for Federal income tax purposes depending upon the cost of secu-rities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of each Portfolio may be redeemed by mail or telephone at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. No charge is made for redemptions. Any re-demption may be more or less than the purchase price of the shares depending on the market value of investment securities held by the Portfolio.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

    . share certificates, if issued;

    . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are regis-tered;

    . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

    . any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pen-sion and profit sharing plans and other organizations.

BY TELEPHONE
  A redemption request by telephone requires the following:

    . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Application; and

    . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

    . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed);

    . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include re-quiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written in-structions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by tele-phone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

    . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

    . redemptions where the proceeds are to be sent to someplace other than the registered address; or

    . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION
  Normally, the Fund will make payment for all shares redeemed under proper procedures within one business day of and no more than seven days after the receipt of the request, or earlier if required under applicable law. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances determined by the SEC.

  If the Board of Trustees determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in payment of redemp-tions.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
  Institutional Class Shares of the Portfolio may be exchanged for Institu-tional Class Shares of any other UAM Funds Portfolio. (See the list of Portfo-lios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to 4 p.m. (ET) will be processed as of the close of business on the same day. Re-quests received after 4 p.m. will be processed on the next business day. The Board of Trustees may limit the frequency and amount of exchanges permitted. For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES -- BY TELEPHONE." An ex-change into another UAM Funds Portfolio is a sale of shares and may result in a gain or loss for income tax purposes. The Fund may modify or terminate the exchange privilege at any time.

                              VALUATION OF SHARES

  The net asset value of the Portfolio is determined by dividing the value of the Portfolio's assets, less any liabilities, by the number of shares out-standing. The net asset value per share of the Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a securities exchange for which market quota-tions are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed secu-rities not traded on the valuation date for which market quotations are read-ily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Trustees.

                           PERFORMANCE CALCULATIONS

  The Portfolio measures performance by calculating total return. Total return figures are based on historical earnings and are not intended to indicate fu-ture performance.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolio's SAI. This information may also be included in sales literature and advertising.

  The Portfolio's Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. Con-tact the UAM Funds Service Center at the address or phone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS
  The Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in quarterly dividends. If any net capital gains are realized, the Portfolio will normally distribute such gains annually. All dividends and capital gains distributions will be automat-ically reinvested in additional shares of the Portfolio unless the Fund is no-tified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES
  The Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal in-come tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, the Portfolio must, among other things, distribute substantially all of its ordinary income and net capital gains on an annual basis and maintain a portfolio of investments which satisfies certain diversification criteria.

  Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders. Short-term capital gains will be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains. The Portfolio will notify shareholders annu-ally of dividend income for tax purposes.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month will be treated as if they had been paid by the Fund and received by the shareholders on December 31 of the same calendar year, pro-vided that the dividends are paid before February of the following year.

  The Fund is required by Federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number you have provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Application or on a separate form supplied by the Fund.

                              INVESTMENT ADVISER

  The investment adviser to the Portfolio is Investment Research Company lo-cated at 16236 San Dieguito Road, Rancho Sante Fe, California 92067. The Ad-viser is a wholly-owned subsidiary of United Asset Management Corporation ("UAM") and provides investment management services to corporations, state governments, labor unions, mutual funds, and individuals.

  The Portfolio pays an annual fee in monthly installments to the Adviser for advisory services. This fee is accrued daily and paid monthly as a percentage of the average net assets in the Portfolio for that month. The percentage fee on an annual basis is 0.70%.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolio. The Distributor, UAM, the Adviser, or any of their affili-ates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services per-formed with respect to the Fund, the Portfolio or any Class of Shares of the Portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. When such services arrangements are in effect, they are made generally available to all qualified service providers.

  The Distributor, the Adviser and certain of their other affiliates also par-ticipate, at the date of this Prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan mar-keting and other shareholder services and receives from such entities .15 of 1% of the daily net asset value of Institutional Class Shares held by Smith Barney's eligible customer accounts in addition to amounts payable to all selling dealers. The Fund also compensates Smith Barney for services it pro-vides to certain defined contribution plan shareholders that are not otherwise provided by UAMFSI.

  As of the date of this Prospectus, the Adviser had approximately $2.0 bil-lion in assets under management. The Adviser's clients at that date included American Hospital Association, Ameritech Corporation, Bell South Corporation, Energen Corporation, Lockheed Martin Corporation, Lockheed Sanders Corpora-tion, Minnesota Mining and Manufacturing, St. Cloud Hospital and Shell Oil Company (corporations); Bricklayers Pension Trust -- Metropolitan Area De-troit, Oregon Retail Pension Trust Fund, Bricklayers Local #21 Pension Fund, Intermountain Ironworkers

Pension Trust Fund, Retail Clerks Pension Trust Fund, Western States OPEIU Pension Trust and United Food and Commercial Workers (Taft Hartley clients); Louisiana Municipal Employees' Retirement System, City of Miami Fire Fighters & Police Officers Retirement System and Virginia Retirement System (states); and Cologne Reinsurance, Hawaii Medical Service Associations, Medical Malprac-tice of New York (insurance); and Lincoln Community Foundation (Foundation).

  It is not known whether the listed clients approve or disapprove of the Ad-viser or the advisory services provided. The Adviser used objective criteria in compiling the client list, such as account size, geographic location and client classification. The Adviser did not use any performance based criteria.

  The following paragraphs describe the background of the Adviser's officers who are principally involved in managing the Portfolio.

  F.J. (JERRY) GOULD, PH.D., CHAIRMAN AND CEO: Principal, Investment Research Company, responsible for coordination of all aspects of IRC activity, with particular emphasis on performance, product research, new strategy development and client relations. The Hobart W. Williams Professor of Applied Mathematics and Management Science, Graduate School of Business at the University of Chi-cago, Mr. Gould has been a consultant in financial markets as well as a port-folio manager and trader in futures and equities for over 20 years. Mr. Gould is an investment committee member of the American Association of University Professors and also holds memberships in the American Finance Association, The American Economic Association, The Journal of Portfolio Management, the Opera-tions Research Society of America, The Institute of Management Science and the Society for Industrial and Applied Mathematics. He has been a registered CPO and CTA, and while a member of the Statistics Department at the University of North Carolina, Chapel Hill, was the first Chairman of the Curriculum in Oper-ations Research and Systems Analysis. Mr. Gould has authored five books, pub-lished over 80 papers in professional journals, and is a contributor of arti-cles appearing in the Wall Street Journal as well as other news publications.

  C.B. (TOM) GARCIA, PH.D., SENIOR VICE PRESIDENT AND DIRECTOR OF
RESEARCH: Principal, Investment Research Company, responsible for implementa-tion and management of all IRC computer strategies, in-house software develop-ment, data systems and new product testing. A Professor of Management Science at the Graduate School of Business, University of Chicago for sixteen years, Mr. Garcia has done extensive research on mathematical programming, complemen-tarity theory, fixed point approximations, nonlinear equations and equilibrium and game theory. With his expertise in computer applications and systems de-sign, Mr. Garcia has also been an active consultant in the area of pension fund administration. Mr. Garcia holds memberships in the Operations Research Society of America, The Institute of Management Science, the Society for In-dustrial and Applied Mathematics, the Mathematical Programming Society of America and the

American Association of University Professors, and has published over 30 pa-pers in professional journals as well as authored and edited several books.

  DAVID H. ZELLNER, SENIOR VICE PRESIDENT AND DIRECTOR OF OPERATIONS: Mr. Zellner is responsible for the day-to-day operations involving the implementa-tion and administration of client portfolios. These responsibilities include trading, back office record keeping, performance accounting, and liaison with clients and custodial banks. Additionally, Mr. Zellner assists the investment team in product design and enhancements. He received his MBA in Finance from the University of Houston in 1979 and was awarded the CMA (Certified Manage-ment Accountant) designation in 1981. Prior to joining IRC in October, 1994, Mr. Zellner had been employed by Shell Oil Company for 17 years. His most re-cent assignment was that of Director of Equity Investments for the $10 billion Shell Retirement Plans. In this position, Mr. Zellner was responsible for as-sembling a diversified portfolio of equity managers. Additionally, he designed and managed two internal portfolios: one using a fundamental growth strategy and one using a quantitative value strategy. Mr. Zellner has delivered formal presentations at numerous professional conferences. Topics have included: ef-ficient trading techniques, equity style management, and using derivatives in international portfolios.

                       ADVISER'S HISTORICAL PERFORMANCE

  Below are certain performance data provided by the Adviser pertaining to the composite of separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objectives, poli-cies and strategies as those of the Portfolio. The performance data for the managed accounts is net of all fees and expenses. The investment returns of the Portfolio may differ from those of the separately managed accounts because such separately managed accounts may have fees and expenses that differ from those of the Portfolio. Further, the separately managed accounts are not sub-ject to investment limitations, diversification requirements and other re-strictions imposed by the Investment Company Act of 1940 and Internal Revenue Code; such conditions, if applicable, may have lowered the returns for sepa-rately managed accounts. The results presented are not intended to predict or suggest the return to be experienced by the Portfolio or the return an in-vestor might achieve by investing in the Portfolio.

    INVESTMENT RESEARCH COMPANY -- IRC LARGE CAP CORE/BENCHMARK ENHANCEMENT
                  (PERCENTAGE RETURNS NET OF MANAGEMENT FEES)

                                                             INVESTMENT
                                                              RESEARCH
   CALENDAR YEARS                                             COMPANY   S&P 500
   --------------                                            ---------- --------
   1989.....................................................   35.97 %   31.49 %
   1990.....................................................   (1.81)%   (3.17)%
   1991.....................................................   30.60 %   30.55 %
   1992.....................................................    8.28 %    7.66 %
   1993.....................................................   12.04 %    9.99 %
   1994.....................................................    3.29 %    1.31 %
   1995.....................................................   35.83 %   37.56 %
   9 Months ended 9/30/96...................................   11.86 %   13.49 %
   Annualized...............................................   16.75 %   15.78 %
   Cumulative...............................................  232.00 %  211.30 %
   Seven-Year Mean (1/1/89-12/31/95)........................   17.73 %   16.48 %
   Value of $1 invested during (1/1/89-9/30/96).............  $ 3.32    $ 3.11

Notes:

1. The ANNUALIZED RETURN is calculated from monthly data, allowing for com-pounding. The formula used is in accordance with the acceptable methods set forth by the Association for Investment Management Research, the Bank Ad-ministration Institute, and the Investment Counsel Association of America. Market Value of the account was the sum of the account's total assets, in-cluding cash, cash equivalents, short term investments, and securities val-ued at current market prices.

2. The CUMULATIVE RETURN means that $1 invested in the account on January 1, 1989 had grown to $3.32 by September 30, 1996.

3. The SEVEN-YEAR MEAN is the arithmetic average of the annual returns for the calendar years listed.

4. The S&P 500 is an unmanaged index which assumes reinvestment of dividends and is generally considered representative of securities similar to those invested in by the Adviser for the purpose of the composite performance numbers set forth above.

5. The Adviser's average annual management fee over the period shown (1/1/89-9/30/96) was 0.51% or 51 basis points. During the period, fees on the Ad-viser's individual accounts ranged from 0.20% to 0.80% (20 basis points to 80 basis points). Net returns to investors vary depending on the management fee.

                            ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of United As-set Management Corporation, is responsible for performing and overseeing ad-ministrative, fund accounting, dividend disbursing and transfer agent services provided to the Fund and its Portfolios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  Each Portfolio pays UAMFSI a two part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio-specific fees are calculated from the aggregate net assets of each Portfolio:

                                                                           RATE
                                                                           ----
   IRC Enhanced Index Portfolio........................................... .04%

  CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined Fund assets;
  0.11 of 1% of the next $800 million of combined Fund assets;
  0.07 of 1% of combined Fund assets in excess of $1 billion but less than $3 billion;
  0.05 of 1% of combined Fund assets in excess of $3 billion.

  Fees are allocated among the Portfolios on the basis of their relative as-sets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

                                  DISTRIBUTOR
  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM with its prin-cipal office located at 211 Congress Street, Boston, Massachusetts 02110, dis-tributes the shares of the Fund. Under the Fund's Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not re-ceive any fee or other compensation under the Agreement with respect to the Portfolio. The Agreement continues in effect as long as it is approved at least annually by the Fund's Board of Trustees. Those approving the Agreement include a majority of Trustees who are neither parties to the Agreement nor interested persons of any such party. This Agreement provides that the Fund will bear the costs of the registration of its shares with the SEC and various states and the printing of its prospectuses, SAIs and reports to shareholders.

                            PORTFOLIO TRANSACTIONS

  The Advisory Agreements for the Fund's Portfolios authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of in-vestment securities for each Portfolio. The Agreements direct the Adviser to use its best efforts to obtain the best available price and most favorable ex-ecution for all transactions of the Portfolios. If consistent with the inter-ests of the Portfolios, the Adviser may select brokers on the basis of re-search, statistical and pricing services these brokers provide to the Portfo-lios in addition to required Adviser services. Such brokers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that the commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolios and the Adviser's other clients. Although not a typical practice, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser.

  If a purchase or sale of securities is consistent with the investment poli-cies of a Portfolio and one or more other clients served by the Adviser is considering a purchase at or about the same time, transactions in such securi-ties will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for al-locating such transactions, allocations are subject to periodic review by the Fund's Trustees.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized as a Delaware business trust on May 18, 1994 under the name "The Regis Fund II." On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust." The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial inter-est, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without fur-ther action by shareholders.

  At its discretion, the Board of Trustees may create additional Portfolios and classes of shares. The shares of each Portfolio are fully paid and nonas-sessable, and have no preference as to conversion, exchange, dividends, re-tirement or other features and no pre-emptive rights. They have noncumulative voting rights, which means that holders of more than 50% of shares voting for the election of Trustees can elect 100% of the Trustees. A shareholder is en-titled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

  As of December 6, 1996, Hartnat & Co., Boston, MA held of record for the benefit of NANA Regional and Coca Cola 34.6% and 27.1%, respectively of the outstanding shares of the IRC Enhanced Index Portfolio Institutional Class Shares for which ownership is disclaimed or presumed disclaimed. The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Trustees will call a meeting of shareholders if such a meeting is requested in writing by the hold-ers of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters.

CUSTODIAN
  The Chase Manhattan Bank serves as custodian of the Fund's assets.

ACCOUNTANTS
  Price Waterhouse LLP acts as the independent accountants for the Fund and audits its financial statements annually.

REPORTS
  Investors will receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the address or telephone number listed on the cover of this Prospectus.

LITIGATION
  The Fund is not involved in any litigation.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE PORTFOLIO'S STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PRO-SPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OF-FERING MAY NOT BE LAWFULLY MADE.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES

 Acadian Emerging Markets Portfolio
 Acadian International Equity Portfolio
 BHM&S Total Return Bond Portfolio
 Chicago Asset Management Intermediate Bond Portfolio
 Chicago Asset Management Value/Contrarian Portfolio
 C&B Balanced Portfolio
 C&B Equity Portfolio
 C&B Equity Portfolio for Taxable Investors
 C&B Mid Cap Equity Portfolio
 DSI Balanced Portfolio
 DSI Disciplined Value Portfolio
 DSI Limited Maturity Bond Portfolio
 DSI Money Market Portfolio
 FMA Small Company Portfolio
 FPA Crescent Portfolio
 Hanson Equity Portfolio
 ICM Equity Portfolio
 ICM Fixed Income Portfolio
 ICM Small Company Portfolio
 IRC Enhanced Index Portfolio
 Jacobs International Octagon Portfolio
 McKee Domestic Equity Portfolio
 McKee International Equity Portfolio
 McKee U.S. Government Portfolio
 MJI International Equity Portfolio
 Newbold's Equity Portfolio
 NWQ Balanced Portfolio
 NWQ Value Equity Portfolio
 Rice, Hall James Small Cap Portfolio
 Rice, Hall James Small/Mid Cap Portfolio
 Sirach Equity Portfolio
 Sirach Fixed Income Portfolio
 Sirach Growth Portfolio
 Sirach Short-Term Reserves Portfolio
 Sirach Special Equity Portfolio
 Sirach Strategic Balanced Portfolio
 SAMI Preferred Stock Income Portfolio
 Sterling Partners' Balanced Portfolio
 Sterling Partners' Equity Portfolio
 Sterling Partners' Short-Term Fixed Income Portfolio
 Sterling Partners' Small Cap Portfolio
 Sterling Partners' Small Cap Value Portfolio
 TS&W Equity Portfolio
 TS&W Fixed Income Portfolio
 TS&W International Equity Portfolio

  UAM Funds Service Center
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798
  1-800-638-7983

  Investment Adviser
  Investment Research Company
  16236 San Dieguito Road
  Rancho Sante Fe, California 92067

  Distributor
  UAM FUND DISTRIBUTORS, INC.
  211 Congress Street
  Boston, MA 02110




  PROSPECTUS

  January 3, 1997

  [LOGO OF UAM FUNDS APPEARS HERE]

  Jacobs International
  Octagon Portfolio

  Institutional
  Class Shares





                    January 3, 1997


             P R O S P E C T U S

                     [LOGO OF UAM FUNDS APPEARS HERE]

                           UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                       BOSTON, MASSACHUSETTS 02208-2798
                                1-800-638-7983

-------------------------------------------------------------------------------

                    JACOBS INTERNATIONAL OCTAGON PORTFOLIO

                          INSTITUTIONAL CLASS SHARES
                  INVESTMENT ADVISER: JACOBS ASSET MANAGEMENT

-------------------------------------------------------------------------------

                         PROSPECTUS -- JANUARY 3, 1997

  UAM Funds Trust (the "Fund") is an open-end investment company known as a "mutual fund." Each of the Portfolios that make up the Fund have different in-vestment objectives and policies Jacobs International Octagon Portfolio cur-rently offers only one class of shares. The securities offered in this Pro-spectus are Institutional Class Shares of one diversified, no-load Portfolio of the Fund managed by Jacobs Asset Management.

  JACOBS INTERNATIONAL OCTAGON PORTFOLIO. The Jacobs International Octagon Portfolio (the "Portfolio") seeks to provide long-term capital appreciation by investing in equity securities of companies in developed and emerging markets. The Portfolio may invest across the market capitalization spectrum, although it intends to emphasize smaller capitalization stocks.

  There can be no assurance that the Portfolio will achieve its stated objec-tive.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission. The SAI is dated January 3, 1997 and has been incorporated by reference into this Prospectus. For a free copy of the SAI contact the UAM Funds Service Center at the address or telephone number above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECU-RITIES AND EXCHANGE COMMISSION OR A STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CON-TRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   2
Risk Factors...............................................................   3
Investment Objectives......................................................   3
Investment Policies........................................................   3
Other Investment Policies..................................................   6
Risks and Additional Investment Information................................   9
Investment Limitations.....................................................  10
Purchase of Shares.........................................................  11
Redemption of Shares.......................................................  14
Shareholder Services.......................................................  16
Valuation of Shares........................................................  17
Performance Calculations...................................................  17
Dividends, Capital Gains Distributions and Taxes...........................  18
Investment Adviser.........................................................  19
Adviser's Historical Performance...........................................  20
Administrative Services....................................................  22
Distributor................................................................  23
General Information........................................................  23
UAM Funds -- Institutional Class Shares....................................  25

                                 FUND EXPENSES

  The following table illustrates expenses and fees that a shareholder of the Portfolio's Institutional Class Shares would incur. Transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PURCHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES

   Sales Load Imposed on Purchases......................................... NONE
   Sales Load Imposed on Reinvested Dividends.............................. NONE
   Deferred Sales Load..................................................... NONE
   Redemption Fees......................................................... NONE
   Exchange Fees........................................................... NONE

                   ESTIMATED ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

   Investment Advisory Fees.............................................. 1.00 %
   Administrative Fees................................................... 0.19 %
   12b-1 Fees............................................................ NONE
   Other Expenses........................................................ 0.46%
                                                                          ----
   Total Operating Expenses.............................................. 1.65%
                                                                          ====

  The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses otherwise payable by the Portfolios to reduce expense ratios. As of the date of this Prospectus, the Adviser has agreed to keep the Portfolio's Institutional Class Shares from exceeding 1.75% of average daily net assets. The Fund will not reimburse the Adviser for any advisory fees that are waived or Portfolio expenses that the Adviser may bear on behalf of the Portfolio for a given fiscal year.

  The table above shows various expenses and fees an investor would bear di-rectly or indirectly. The expenses and fees set forth above for the Portfolio are based on estimates. For purposes of calculating the fees set forth above, the table assumes that the Portfolio's average daily assets will be $25 mil-lion.

  The following example illustrates expenses a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. The Portfolio charges no redemption fees of any kind.

                                                                  1 YEAR 3 YEARS
                                                                  ------ -------
   Expenses......................................................  $17     $52

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSE MAY BE GREATER OR LESSER THAN THOSE SHOWN ABOVE.

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER
  Jacobs Asset Management is a registered investment adviser. Founded in 1995, the firm currently has over $57 million in assets under management. (See "IN-VESTMENT ADVISER.")

PURCHASE OF SHARES
  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), to investors at net asset value without a sales commission. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment is $2,500. The minimum for subsequent investments is $100. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. Certain exceptions to the initial or minimum investment amounts may be made by the officers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income in quarterly dividends. Any realized net capital gains will also be distributed annually. Distributions will be reinvested in the Portfolio's shares automatically unless an investor elects to receive cash distributions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTIONS AND EXCHANGES
  Shares of the Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. (See "REDEMPTION OF SHARES.")

ADMINISTRATIVE SERVICES
  UAM Fund Services Inc., ("UAMFSI") a wholly-owned subsidiary of United Asset Management Corporation, is responsible for performing and overseeing adminis-tration, fund accounting, dividend disbursing and transfer agency services provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  The value of the Portfolio's shares will fluctuate in response to changes in market and economic conditions as well as the financial conditions and pros-pects of the issuers in which the Portfolio invests. Prospective investors should consider the following: (1) The Portfolio will invest in securities of foreign issuers, which will be subject to additional risk factors, including foreign currency risks, not applicable to securities of U.S. issuers; (2) The Portfolio may invest in repurchase agreements, which entail a risk of loss should the seller default on its action; (3) The Portfolio may lend its in-vestment securities, which entails a risk of loss should a borrower fail fi-nancially; (4) The Portfolio's performance may depend on the ability of the Adviser, a relatively new entity which has not previously served as a mutual fund adviser; however, the principals of the Adviser have substantial experi-ence as investment advisers to mutual funds. (See "OTHER INVESTMENT POLI-CIES.") Contact the UAM Funds Service Center at the address or telephone num-ber on the front cover of this prospectus for a free copy of the Portfolio's Annual Report to Shareholders.

                             INVESTMENT OBJECTIVES

  Jacobs International Octagon Portfolio seeks to provide long-term capital appreciation by investing in equity securities of companies in developed and emerging markets. The Portfolio may invest across the market capitalization spectrum, although it intends to emphasize smaller capitalization stocks. There can be no assurance that the Portfolio will achieve its stated objec-tive.

                              INVESTMENT POLICIES

  In seeking its investment objective, the Portfolio will, under normal cir-cumstances, invest at least 85% of its total assets in the equity securities of developed and emerging markets in at least three countries outside the United States. The amount of total assets invested in the equity securities of emerging markets may range from a low of 15% to a high of 40%. Under normal circumstances, approximately 50% of total assets will be invested in small capitalization companies. Small capitalization companies are defined as those companies with market capitalizations of less than $1 billion at the time of purchase. Equity securities include common stock, preferred stock, convertible preferred stock, rights and warrants, and American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), and Global Depositary Re-ceipts ("GDRs").

  Under unusual circumstances, when the Adviser believes that market condi-tions warrant a defensive position, up to 100% of the Portfolio's assets may be held in cash and short-term investments. See "TEMPORARY INVESTMENTS" and "REPURCHASE AGREEMENTS." When the Portfolio is in a defensive position, it may not necessarily be pursuing its stated investment objective.

  Emerging and developed markets in which the Portfolio initially intends to invest are listed below; however, this list is not exclusive. Investing in some emerging companies currently is not feasible, or may involve unacceptable political risks. The Portfolio will focus its investments on those emerging market countries in which it believes the economies are developing and in which the markets are becoming more sophisticated. The developed and emerging countries in which the Adviser initially intends to invest include:

  Argentina                 Hong Kong                 Peru

  Australia                 Indonesia                 Philippines

  Brazil                    Ireland                   Russia

  Czech Republic            Israel                    Singapore

  Chili                     Italy                     South Korea

  China                     Japan                     Spain

  Denmark                   Malaysia                  Sweden

  Finland                   Mexico                    Switzerland

  France                    Netherlands               Thailand

  Great Britain             Norway

  An "emerging country" security is one issued by a company that, in the opin-ion of the Adviser, has one or more of the following characteristics: (i) its principal securities trading market is in an emerging country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from ei-ther goods produced, sales made or services performed in emerging countries, or (iii) it is organized under the laws of, and has a principal office in, an emerging country. The Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies. (See "FOR-EIGN INVESTMENTS.")

  There are no predetermined investment limitations with respect to any one country, but the Adviser expects to limit investments within a country in ac-cordance with the Adviser's perception of risks in that country. Generally, the Portfolio will invest in the equity securities of non-U.S. companies listed on U.S. or foreign securities exchanges, but may also invest in securi-ties traded over-the-counter. The Portfolio seeks to invest in companies that the Adviser believes will benefit from global trends, promising business or product developments and specific country opportunities resulting from chang-ing economic, social and political trends. It is expected that investments will be diversified throughout the world and within markets to minimize spe-cific country and currency risks. As markets in other countries develop, the Portfolio expects to expand and further diversify the emerging countries in which it invests.

  The Adviser will use a flexible, value-oriented approach to selecting the Portfolio's investments. The Adviser will focus on companies rather than on countries or markets. The goal is to identify stocks selling at the greatest discount to their intrinsic future value. In attempting to identify value across disparate economies in the international marketplace, a rigid adherence to a single model results in missed opportunities. Therefore, the Adviser ascertains value in a variety of measures, including price/cash flow, enterprise value/cash flow, and price/future earnings to identify the companies it will consider for invest-ment. The Adviser's stock picking approach is used across a full capitaliza-tion range which takes advantage of the opportunities in smaller capitaliza-tion companies. Investments generally will be held by the Portfolio for two to five years.

  The Portfolio does not intend to invest in any security in a country where the currency is not freely convertible to United States dollars, unless the Portfolio has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanctioned contractual guarantee to protect such investment against loss of that currency's external value, or the Portfolio has a reasonable expectation at the time the investment is made that such governmental licensing or other appropriately licensed or sanctioned guarantee would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the se-curity by the Portfolio.

  The Portfolio intends to purchase and hold securities for long-term capital appreciation and normally does not expect to trade for short-term gain. Ac-cordingly, it is anticipated that the annual portfolio turnover rate normally will not exceed 100%, although in any particular year, market conditions could result in portfolio activity at a greater or lesser rate than anticipated. The rate of portfolio turnover will not be a limiting factor when the Portfolio deems it appropriate to purchase or sell securities. However, the U.S. federal tax requirement that the Portfolio derive less than 30% of its gross income from the sale or disposition of securities held less than three months may limit the Portfolio's ability to dispose of its securities.

  DEPOSITARY RECEIPTS. The Portfolio may invest directly in securities of emerging and developed country issuers through sponsored or unsponsored ADRs, EDRs, and GDRs. ADRs are depositary receipts typically used by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust com-panies and evidence ownership of underlying securities issued by either a for-eign or a United States corporation. Generally, depositary receipts in regis-tered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

  INVESTMENT FUNDS. Some countries have laws and regulations that currently preclude direct foreign investment in the securities of their companies. How-ever, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted through invest-ment funds which have been specifically authorized. The Portfolio may invest in these invest-ment funds subject to the provisions of the 1940 Act and other applicable law as discussed below under "INVESTMENT LIMITATIONS." If the Portfolio invests in such investment funds, the Portfolio's shareholders will bear not only their proportionate share of the expenses of the Portfolio (including operating ex-penses and the fees of the Adviser), but also will indirectly bear similar ex-penses of the underlying investment funds.

  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio may enter into forward foreign currency exchange contracts. Forward foreign currency exchange contracts provide for the purchase or sale of an amount of a specified foreign currency at a future date. The general purpose of these contracts is both to put currencies in place to settle trades and to generally protect the United States dollar value of securities held by the Portfolio against exchange rate fluctuation. While such forward contracts may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized. The Portfolio will enter into such contracts only to protect against the effects of fluctuating rates of currency exchange and exchange control regulations. (See "FOREIGN INVESTMENTS.")

  TEMPORARY INVESTMENTS. During periods in which the Adviser believes changes in economic, financial or political conditions make it advisable, the Portfo-lio may for temporary defensive purposes reduce its holdings in equity and other securities and invest in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt secu-rities or may hold cash. (See "SHORT-TERM INVESTMENTS.")

                           OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS
  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market instruments including cer-tificates of deposit, bankers' acceptances, time deposits, U.S. Government ob-ligations, U.S. Government agency securities, short-term corporate debt secu-rities, and commercial paper rated A-1 or A-2 by Standard & Poor's Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc. or if unrated, deter-mined by the Adviser to be of comparable quality.

  Time deposits maturing in more than seven days will not be purchased by the Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of the Portfolio. The Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of

U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and
(iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be purchased by the Portfolio.

  The Fund has received permission from the Securities and Exchange Commission (the "SEC") to deposit the daily uninvested cash balances of the Fund's Port-folios, as well as cash for investment purposes, into one or more joint ac-counts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By en-tering into these investments on a joint basis, it is expected that a Portfo-lio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio. (See "INVESTMENT COMPANIES.")

REPURCHASE AGREEMENTS
  The Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, the Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The use of repurchase agreements involves certain risks. For example, a default by the seller of the agreement may cause the Portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent se-curity selection criteria and careful monitoring procedures. The Fund has re-ceived permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint ba-sis. By entering into joint repurchase agreements, the Portfolio may incur lower transactions costs and earn higher rates of interest on joint repurchase agreements. The Portfolio's contribution would determine its return from a joint repurchase agreement. (See "SHORT-TERM INVESTMENTS.")

LENDING OF SECURITIES
  The Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. The Portfolio will not loan securities to the extent that greater than one-third of its assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is sub-ject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Trustees. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Trustees. The Portfolio will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

PORTFOLIO TURNOVER
  Portfolio turnover is not anticipated to exceed 100%. In addition to Portfo-lio trading costs, higher rates of portfolio turnover may result in the reali-zation of capital gains. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX-ES" for more information on taxation). The Portfolio will not normally engage in short-term trading, but reserves the right to do so.

INVESTMENT COMPANIES
  The Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other invest-ment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addi-tion to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio provided that the investment is consistent with the Portfolio's investment policies and re-strictions. Based upon a Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advi-sory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other share-holders.

                  RISKS AND ADDITIONAL INVESTMENT INFORMATION

FOREIGN INVESTMENTS
  Investment in securities of foreign issuers, including ADRs, generally in-volves more risk than investment in the securities of domestic issuers. In ad-dition, investment in small capitalization securities involves greater risk than larger, more mature issuers. Such smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the prices of their securities may fluctuate more than those of larger issuers.

  There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applica-ble to domestic companies. Therefore, disclosure of certain material informa-tion may not be made and less information may be available to investors in-vesting in emerging countries than in the United States. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Many foreign securi-ties markets have substantially less volume than United States national secu-rities exchanges, and securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and lack a sec-ondary trading market. Brokerage commissions and other transactions costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign invest-ments as compared to dividends and interest paid by domestic companies. Addi-tional risks include future political and economic developments, the possibil-ity that a foreign jurisdiction might impose or change withholding taxes on income payable with respect to foreign securities, and the possible adoption of foreign governmental restrictions such as exchange controls.

  Prior governmental approval for foreign investments may be required under certain circumstances in some emerging countries, and the extent of foreign investment in domestic companies may be subject to limitation in other emerg-ing countries. Foreign ownership limitations also may be imposed by the char-ters of individual companies in emerging countries to prevent, among other concerns, violation of foreign investment limitations. The Portfolio may en-counter difficulties or be unable to vote proxies, exercise shareholder rights, pursue legal remedies and obtain judgments in foreign courts. Also, some countries may withhold portions of income and dividends at the source. These considerations generally are more of a concern in developing countries, where the possibility of political instability (including the risk of war) and dependence on foreign economic assistance may be greater than in developed countries. Investments in companies domiciled in emerg-ing countries, therefore, may be subject to potentially higher risks than in-vestments in developed countries.

  Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerg-ing countries. The Portfolio could be adversely affected by delays in or a re-fusal to grant any required governmental registration or approval for such re-patriation. Any investment subject to such repatriation controls will be con-sidered illiquid if it appears reasonably likely that this process will take more than seven days.

  The economies of individual emerging countries may differ favorably or unfa-vorably from the United States economy in such respect as growth of gross do-mestic product, rate of inflation, currency depreciation, capital reinvest-ment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon inter-national trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may con-tinue to be adversely affected by economic conditions in the countries with which they trade.

  Investments in securities of foreign issuers are frequently denominated in foreign currencies, and since the Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, the value of the Portfolio's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange controls regulations. Thus, the Portfolio may incur costs in connection with conversions between various cur-rencies.

                            INVESTMENT LIMITATIONS

  The Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the U.S. Government or any of its agencies or instrumental-ities);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  (c) invest more than 5% of its assets at the time of purchase in the se-curities of companies that have (with predecessors) a continuous op-erating history of less than 3 years;

  (d) invest more than 25% of its assets in companies within a single in-dustry; however, there are no limitations on investments made in in-struments issued or guaranteed by the U.S. Government and its agen-cies.

  (e) make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agreements or by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as the loans are made in compliance with the 1940 Act, as amended, or the Rules and Regulations or interpretations of the SEC;

  (f) (i) borrow, except from banks and as a temporary measure for extraor-dinary or emergency purposes and then, in no event, in excess of 33 1/3% of the Portfolio's gross assets valued at the lower of market or cost, and (ii) a Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or

  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value.

  The Portfolio's investment objective and investment limitations (a), (b),
(d), (e) and (f)(i) listed above are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding voting securities of the Portfolio. The other investment limitations described here and those not specified as fundamental in the SAI as well as the Portfolio's investment policies are not fundamental and the Fund's Board of Trustees may change them without shareholder approval. The sale of instruments is not re-quired in the event of a subsequent change in circumstances.

                              PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), without a sales commission at the net asset value per share next determined after an order is received by the Fund and payment is received by the Custodian. (See "VALUATION OF SHARES.") The minimum initial investment required is $2,500. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. Certain ex-ceptions may be made by the officers of the Fund.

  Shares of the Portfolio may be purchased by customers of brokers-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on purchases or redemptions of Portfolio shares and may charge transaction or other account fees. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding additional or different purchase or redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, which would not be im-posed if shares of the Portfolio were purchased directly from the Fund or the Distributor. Service Agents may provide shareholder services to their custom-ers that are not available to a shareholder dealing directly with the Fund. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents may enter confirmed purchase orders on behalf of their cus-tomers. If shares of the Portfolio are purchased in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE"), and transmit it to the Fund's Sub-Transfer Agent prior to 4 p.m. to receive that day's share price. Proper payment for the order must be received by the Sub-Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

INITIAL INVESTMENTS

  BY MAIL

  . Complete and sign an Application and mail it together with a check made payable to UAM Funds to:

                                UAM Funds Trust
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for purchases of shares received by mail will be credited to an ac-count at the next share price calculated for the Portfolio after receipt. Pay-ment does not need to be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment.

  BY WIRE

  . Telephone the UAM Funds Service Center and provide the account name, ad-dress, telephone number, social security or taxpayer identification num-ber, Portfolio selected, amount being wired and the name of the bank wiring the funds. An account number will then be provided to you. Next,

  .instruct your bank to wire the specified amount to the Fund's Custodian:

                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds
                             DDA Acct. #9102772952
                      Ref: Portfolio Name
                      Your Account Number
                      Your Account Name
                      Wire Control Number

  . Forward a completed Application to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on a day on which both the NYSE and the Custodian Bank are open for business.

ADDITIONAL INVESTMENTS
  Additional investments can be made at any time. The minimum additional in-vestment is $100. Shares can be purchased at net asset value by mailing a check made payable to "UAM Funds" to the above address or by wiring money to the Custodian Bank using the instructions outlined above. When making addi-tional investments, be sure that the account number, account name and the Portfolio to be purchased are identified on the check or wire. Prior to wiring additional investments, notify the UAM Funds Service Center by calling the number on the cover of this Prospectus. Mail orders should include, when pos-sible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.

OTHER PURCHASE INFORMATION
  Investments received by 4 p.m. ET (the close of the NYSE) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund reserves the right, in its sole dis-cretion, to suspend the offering of shares of the Portfolio or to reject pur-chase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. Purchases of the Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for fractional shares will not be issued. Certif-icates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES
  If accepted by the Fund, shares of the Portfolio may be purchased in ex-change for securities which are eligible for acquisition by the Portfolio, as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by the Port-folio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of the Portfolio unless:

    . at the time of exchange, such securities are eligible to be in-cluded in the Portfolio (current market quotations must be readily available for such securities);

    . the investor represents and agrees that all securities offered to be exchanged are liquid securities and not subject to any restric-tions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and

    . the value of any such securities (except U.S. Government securi-ties) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

  Investors who are subject to Federal taxation upon exchange may realize a gain or loss for Federal income tax purposes depending upon the cost of secu-rities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of the Portfolio may be redeemed by mail or telephone at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. No charge is made for redemptions. Any re-demption may be more or less than the purchase price of the shares depending on the market value of investment securities held by the Portfolio.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

    . share certificates, if issued;

    . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are regis-tered;

    . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

    . any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pen-sion and profit sharing plans and other organizations.

BY TELEPHONE
  A redemption request by telephone requires the following:

    . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Application; and

    . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

    . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed);

    . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include re-quiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written in-structions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Sub-Transfer Agent do not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by tele-phone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

    . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

    . redemptions where the proceeds are to be sent to someplace other than the registered address; or

    . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION
  Normally, the Fund will make payment for all shares redeemed under proper procedures within one business day of and no more than seven days after the receipt of the request, or earlier if required under applicable law. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances determined by the SEC.

  If the Board of Trustees determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur bro-kerage charges on the sale of portfolio securities received in payment of re-demptions.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
  Institutional Class Shares of the Portfolio may be exchanged for Institu-tional Class Shares of any other UAM Funds Portfolio. (See the list of Portfo-lios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into the Portfolio, a shareholder should read its Prospec-tus and consider the investment objectives of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfo-lio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to 4 p.m. (ET) will be processed as of the close of business on the same day. Re-quests received after 4 p.m. will be processed on the next business day. The Board of Trustees may limit the frequency and amount of exchanges permitted. For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES -- BY TELEPHONE." An ex-change into another UAM Funds Portfolio is a sale of shares and may result in a gain or loss for income tax purposes. The Fund may modify or terminate the exchange privilege at any time.

                              VALUATION OF SHARES

  The net asset value of the Portfolio is determined by dividing the value of the Portfolio's assets, less any liabilities, by the number of shares out-standing. The net asset value per share of the Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a securities exchange for which market quota-tions are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed secu-rities not traded on the valuation date for which market quotations are read-ily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Trustees.

                           PERFORMANCE CALCULATIONS

  The Portfolio measures performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance.

  Yield refers to the income generated by an investment in the Portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all funds. As this differs from other accounting methods, the quoted yield may not equal the in-come actually paid to shareholders.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolio's SAI. This information may also be included in sales literature and advertising.

  The Portfolio's Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. Con-tact the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in quarterly dividends. If any net capital gains are realized, the Portfolio will normally distribute such gains annually. All dividends and capital gains distributions will be automat-ically reinvested in shares of the Portfolio unless the Fund is notified in writing that the shareholder elects to receive the distributions in cash.

FEDERAL TAXES
  The Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal in-come tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, the Portfolio must, among other things, distribute substantially all of its ordinary income and net capital gains on an annual basis and maintain a portfolio of investments which satisfies certain diversification criteria.

  Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains. Shareholders will be notified annually of dividend income earned for tax purposes.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month will be treated as if they had been paid by the Fund and received by the shareholders on December 31 of the same calendar year, pro-vided that the dividends are paid before February of the following year.

  The Fund is required by Federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number you have provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Application or on a separate form supplied by the Fund.

  Dividends and interest received by the Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce the Port-folio's dividends but are included in the taxable income reported on your tax statement if the Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deduc-tions and credits for foreign taxes.

                              INVESTMENT ADVISER

  Jacobs Asset Management (the "Adviser") is a Delaware limited partnership and is a registered investment adviser formed in July 1995. Its business of-fices are located at 20 East Broward Boulevard, Suite 1920, Fort Lauderdale, FL 33301. The Adviser provides and offers investment management and advisory services to corporations, unions, pensions and profit-sharing plans, trusts, estates and other institutions and investors. Although the Adviser is a rela-tively new entity, the principals of the Adviser, who are also the portfolio managers of the Portfolio, have substantial experience as investment advisers to mutual funds. As of the date of this Prospectus, the Adviser currently had over $25 million in assets under management.

  UAM is a limited partner of the Adviser and owns a controlling interest in the Adviser.

  The Portfolio pays an annual fee in monthly installments to the Adviser for advisory services. This fee is accrued daily and paid every month as a per-centage of the average net assets in the Portfolio for that month. The per-centage fee on an annual basis is 1.00%.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolio. The Distributor, UAM, the Adviser, or any of their affili-ates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services per-formed with respect to the Fund, a Portfolio or any Class of Shares. Payments made for any of these purposes may be made from its revenues, its profits or any other source available to it. When such service arrangements are in ef-fect, they are made generally available to all qualified service providers.

  The Distributor, the Adviser and certain of their other affiliates also par-ticipate, at the date of this Prospectus, in an arrangement with Smith Barney, Inc. under which Smith Barney provides certain defined contribution plan mar-keting and other shareholder services of its Consulting Group and receives .15 of 1% of the daily net asset value of Institutional Class Shares held by Smith Barney's eligible customer accounts in addition to amounts payable to all selling dealers. The Fund also compensates Smith Barney for services it pro-vides to certain defined contribution plan shareholders that are not otherwise provided by the Administrator.

  The investment professionals at the Adviser who comprise the Investment Com-mittee, and who are responsible for the day-to-day management of the Portfo-lio, and their qualifications are as follows:

  DANIEL L. JACOBS, CFA, PRESIDENT. Mr. Jacobs managed $3.4 billion in inter-national and global equity portfolios as Executive Vice President and Director of Templeton Investment Counsel from 1984 to 1995. Mr. Jacobs was Portfolio Manager of Templeton's $1.4 billion Smaller Companies Growth Fund and was a Senior Portfolio Manager of institutional separate accounts. Mr. Jacobs served as President of the Templeton Variable Annuity Fund and Portfolio Manager for the Equity and the equity portion of the Balanced Funds in the Templeton Vari-able Annuity Series.

  Prior to joining Templeton, he was Vice President/Portfolio Manager, Insti-tutional Investment Group and International Division of the First National Bank of Atlanta from 1976 to 1984. Mr. Jacobs received an MBA in Finance from Emory University (1976) and a BA in Economics from Miami University (1974). In addition to holding a CFA and CIC, Mr. Jacobs is a founding member of the In-ternational Society of Financial Analysts.

  WAI W. CHIN, MANAGING DIRECTOR, ASIAN RESEARCH AND PORTFOLIO MANAGEMENT. Ms. Chin was formerly Vice President, of the Global Equity Group of Scudder, Ste-vens & Clark, where she spent over five years as a Pacific Basin analyst, spe-cializing in the developed and emerging markets of Asia. She started her re-search analyst career at Baron Capital, Inc. and was a foreign currency trader at the Bank of America and Creditanstalt Banverein. Ms. Chin holds a BA in East Asian Studies from Barnard College and received an MBA in Finance from Columbia University.

  ROBERT J. JURGENS, MANAGING DIRECTOR, EUROPEAN RESEARCH AND PORTFOLIO MANAGEMENT. As Vice President and head of AIG Global Investors' International Equity Division from 1993 to 1995, Mr. Jurgens was responsible for investment policy and management of international and global equity portfolios. He has twelve years of experience investing in the global stock markets, with partic-ular expertise in the European markets. Upon graduation from Pennsylvania State University with a BS in Business/French, Mr. Jurgens spent four years with Scandinavian Bank Group as a Global Portfolio Manager/Analyst, three years with Nomura Bank International in London managing global equities, and two years as an International Equity Manager at the privately held Antessa In-vestment Management Limited.

                       ADVISER'S HISTORICAL PERFORMANCE

  Below are certain performance data provided by the Adviser pertaining to a registered, open-end investment company ("mutual fund") that was managed by

Mr. Jacobs with substantially similar (although not necessarily identical) ob-jectives, policies, and strategies as those of the Portfolio. The investment returns of the Portfolio may differ from those of the mutual fund because fees and expenses of the mutual fund may differ from those of the Portfolio. During Mr. Jacobs' tenure as the portfolio manager of the mutual fund, he was primar-ily responsible for the day-to-day management of the mutual fund, and no other person had a significant role in achieving the mutual fund's performance. The Portfolio and the mutual fund are separate funds, and are members of different families of investment companies. The results presented are not intended to predict or suggest the return to be experienced by the Portfolio or the return an investor might achieve by investing in the Portfolio.

                        MUTUAL FUND CUMULATIVE RETURNS
                              ENDED JUNE 30, 1995

                                                                  THREE YEARS
                                                    YEAR ENDED       ENDED
                                                   JUNE 30, 1995 JUNE 30, 1995
                                                   ------------- -------------
   Templeton International Fund...................     11.43%        14.55%
   Lipper International Index.....................      0.95%         7.22%
   Morgan Stanley Capital International ("MSCI")
     EAFE Index US$...............................      1.66%        12.68%

-----------
Notes:
1. The mutual fund managed by Mr. Jacobs was the Templeton International Fund of the Templeton Variable Products Series Fund. Mr. Jacobs was the lead portfolio manager for that mutual fund from inception, May 1, 1992, to June 30, 1995.

                JACOBS ASSET MANAGEMENT HISTORICAL PERFORMANCE

  Set forth below is certain performance data provided by the Adviser pertain-ing to the composite of separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objec-tives, policies and strategies as those of the Portfolio. The performance data for the managed accounts is net of all fees and expenses. The investment re-turns of the Portfolio may differ from those of the separately managed ac-counts because such separately managed accounts may have fees and expenses that differ from those of the Portfolio. Further, the separately managed ac-counts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code; such conditions, if applicable, may have lowered the returns for the sepa-rately managed accounts. The results presented are not intended to predict or suggest the return to be experienced by the Portfolio or the return an in-vestor might achieve by investing in the Portfolio.

            JACOBS ASSET MANAGEMENT INTERNATIONAL COMPOSITE RETURNS
                  (PERCENTAGE RETURNS NET OF MANAGEMENT FEES)

                                                                          MSCI
                                                                  ADVISER EAFE
                                                                  ------- -----
1/1/96-9/30/96...................................................  20.25%  4.62%
10/1/95*-9/30/96.................................................  18.73%  8.94%
Value of $1 invested from 10/1/95-9/30/96........................  $1.19  $1.09

* Jacobs Asset Management began managing accounts using this style on October 1, 1995, shortly after its founding in July, 1995.
-----------
1. The since inception return means that $1 invested in the composite account on October 1, 1995 had grown to $1.19 by September 30, 1996.
2. The MSCI EAFE is an unmanaged index which assumes reinvestment of divi-dends and is generally considered representative of securities similar to those invested in by the Adviser for purpose of the composite performance numbers set forth above.
3. The Adviser's average annual management fee for the period since inception on October 1, 1995 to September 30, 1996 was 0.75%, or 75 basis points. Net returns to investors vary depending on the management fee.

                            ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of United As-set Management Corporation, is responsible for performing and overseeing ad-ministrative, fund accounting, dividend disbursing and transfer agent services provided to the Fund and its Portfolios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  Each Portfolio pays UAMFSI a two part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio-specific fees are calculated from the aggregate net assets of each Portfolio:

                                                                           RATE
                                                                           ----
   Jacobs International Octagon Portfolio................................. .04%

CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined Fund assets;
  0.11 of 1% of the next $800 million of combined Fund assets;
  0.07 of 1% of combined Fund assets in excess of $1 billion but less than $3 billion;
  0.05 of 1% of combined Fund assets in excess of $3 billion.

  Fees are allocated among the Portfolios on the basis of their relative as-sets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

                                  DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of United Asset Man-agement Corporation, with its principal office located at 211 Congress Street, Boston, MA 02110, distributes shares of the Fund. Under the Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of Fund shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to the Shares offered in this Prospectus. The Agreement continues in effect as long as it is approved at least annually by the Fund's Board of Trustees. Those approving the Agreement must include a majority of Trustees who are nei-ther parties to the Agreement nor interested persons of any such party. The Agreement provides that the Fund will bear costs of registration of its shares with the SEC and various states as well as the printing of its prospectuses, its SAIs and its reports to shareholders.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized as a Delaware business trust on May 18, 1994 under the name "The Regis Fund II". On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust." The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial inter-est, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without fur-ther action by shareholders.

  At its discretion, the Board of Trustees may create additional Portfolios and classes of shares. The shares of each Portfolio are fully paid and nonas-sessable, and have no preference as to conversion, exchange, dividends, re-tirement or other features and no pre-emptive rights. They have noncumulative voting rights, which means that holders of more than 50% of shares voting for the election of Trustees can elect 100% of the Trustees. A shareholder is en-titled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Trustees will call a meeting of shareholders if such a meeting is requested in writing by the hold-ers of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters to the extent required by the undertaking.

CUSTODIAN
  The Chase Manhattan Bank serves as custodian of the Fund's assets.

ACCOUNTANTS
  Price Waterhouse LLP acts as the independent accountants for the Fund and audits its financial statements annually.

REPORTS
  Investors will receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the address or telephone number listed on the cover of this Prospectus.

LITIGATION
  The Fund is not involved in any litigation.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF AD-DITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTI-TUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES

  Acadian Emerging Markets Portfolio
  Acadian International Equity Portfolio
  BHM&S Total Return Bond Portfolio
  Chicago Asset Management Intermediate Bond Portfolio
  Chicago Asset Management Value/Contrarian Portfolio
  C&B Balanced Portfolio
  C&B Equity Portfolio
  C&B Equity Portfolio for Taxable Investors
  C&B Mid Cap Equity Portfolio
  DSI Balanced Portfolio
  DSI Disciplined Value Portfolio
  DSI Limited Maturity Bond Portfolio
  DSI Money Market Portfolio
  FMA Small Company Portfolio
  FPA Crescent Portfolio
  Hanson Equity Portfolio
  ICM Equity Portfolio
  ICM Fixed Income Portfolio
  ICM Small Company Portfolio
  IRC Enhanced Index Portfolio
  Jacobs International Octagon Portfolio
  McKee Domestic Equity Portfolio
  McKee International Equity Portfolio
  McKee U.S. Government Portfolio
  MJI International Equity Portfolio
  Newbold's Equity Portfolio
  NWQ Balanced Portfolio
  NWQ Value Equity Portfolio
  Rice, Hall James Small Cap Portfolio
  Rice, Hall James Small/Mid Cap Portfolio
  Sirach Equity Portfolio
  Sirach Fixed Income Portfolio
  Sirach Growth Portfolio
  Sirach ShortTerm Reserves Portfolio
  Sirach Special Equity Portfolio
  Sirach Strategic Balanced Portfolio
  SAMI Preferred Stock Income Portfolio
  Sterling Partners' Balanced Portfolio
  Sterling Partners' Equity Portfolio
  Sterling Partners' ShortTerm Fixed Income Portfolio
  Sterling Partners' Small Class Portfolio
  Sterling Partners' Small Cap Value Portfolio
  TS&W Equity Portfolio
  TS&W Fixed Income Portfolio
  TS&W International Equity Portfolio

  UAM Funds Service Center
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798
  1-800-638-7983

  Investment Adviser
  Jacobs Asset Management
  20 East Broward Boulevard
  Suite 1920
  Fort Lauderdale, FL 33301

  Distributor
  UAM FUND DISTRIBUTORS, INC.
  211 Congress Street
  Boston, MA 02110





  PROSPECTUS

  January 3, 1997

[LOGO of UAM FUNDS APPEARS HERE]

  MJI International
  Equity Portfolio

  Institutional
  Class Shares



P R O S P E C T U S

                    January 3, 1997

                        [LOGO OF UAM FUNDS APPEARS HERE]

                           UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                1-800-638-7983

-------------------------------------------------------------------------------

                      MJI INTERNATIONAL EQUITY PORTFOLIO

                          INSTITUTIONAL CLASS SHARES
            INVESTMENT ADVISER: MURRAY JOHNSTONE INTERNATIONAL LTD.

-------------------------------------------------------------------------------

                          PROSPECTUS--JANUARY 3, 1997

  UAM Funds Trust (the "Fund") is an open-end investment company known as a "mutual fund." The Fund consists of multiple series (known as "Portfolios") each of which has different investment objectives and policies. MJI Interna-tional Equity Portfolio currently offers two classes of shares: Institutional Class Shares and Institutional Service Class Shares. Shares of each class rep-resent equal, pro rata interests in the Portfolio and accrue dividends in the same manner except that Service Class Shares bear fees payable by the class to financial institutions for services they provide to the owners of such shares. The securities offered in this Prospectus are Institutional Class Shares of one diversified, no-load Portfolio of the Fund managed by Murray Johnstone In-ternational Ltd.

  MJI INTERNATIONAL EQUITY PORTFOLIO. MJI International Equity Portfolio (the "Portfolio") seeks to maximize total return, including both capital apprecia-tion and current income, by investing primarily in the common stocks of compa-nies based outside of the United States. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in securities of issuers domiciled in at least three countries other than the United States.

  There can be no assurance that the Portfolio will achieve its stated objec-tive.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission. The SAI is dated January 3, 1997 and has been incorporated by reference into this Prospectus. For a free copy of the SAI contact the UAM Funds Service Center at the address or telephone number above

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   3
Risk Factors...............................................................   4
Financial Highlights.......................................................   4
Investment Objective.......................................................   6
Investment Policies........................................................   6
Other Investment Policies..................................................   8
Investment Limitations.....................................................  13
Purchase of Shares.........................................................  14
Redemption of Shares.......................................................  17
Shareholder Services.......................................................  19
Valuation of Shares........................................................  19
Performance Calculations...................................................  20
Dividends, Capital Gains Distributions and Taxes...........................  21
Investment Adviser.........................................................  22
Administrative Services....................................................  23
Distributor................................................................  23
Portfolio Transactions.....................................................  24
General Information........................................................  24
UAM Funds -- Institutional Class Shares....................................  27

                                 FUND EXPENSES

  The following table illustrates expenses and fees that a shareholder of the Portfolio's Institutional Class Shares would incur. Transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PURCHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES

   Sales Load Imposed on Purchases......................................... NONE
   Sales Load Imposed on Reinvested Dividends.............................. NONE
   Deferred Sales Load..................................................... NONE
   Redemption Fees......................................................... NONE
   Exchange Fees........................................................... NONE

                        ANNUAL FUND OPERATING EXPENSES

                        (AS A PERCENTAGE OF NET ASSETS)

   Investment Advisory Fees............................................  0.75 %
   Administrative Fees.................................................  1.07 %
   12b-1 Fees..........................................................  NONE
   Other Expenses......................................................  1.35 %
   Advisory Fees Waived and Expenses Assumed........................... (1.65)%
                                                                        -----
   Total Operating Expenses (After Fee Waiver and Expenses Assumed)....  1.52 %*
                                                                        =====

-----------
* Absent the fees waived and expenses assumed by the Adviser, annualized Total Operating Expenses of the Portfolio would be 3.17%. The annualized Total Op-erating Expenses includes the effect of expense offsets. If expense offsets were excluded, annualized total operating expenses would be 1.53%. The Ad-viser has voluntarily agreed to waive all or a portion of its advisory fees and to assume operating expenses to keep total annual operating expenses (excluding interest, taxes and extraordinary expenses) from exceeding 1.50% of average daily net assets until further notice. The Adviser will not be reimbursed by the Fund for any advisory fees which are waived or expenses which the Adviser may bear on behalf of the Portfolio for a given fiscal year.

  The table above shows various fees and expenses and investor may bear di-rectly or indirectly. The expenses and fees set forth above are based on the Portfolio's Institutional Class Shares operations during the fiscal year ended April 30, 1996, except that they have been restated to reflect current admin-istrative fees (See "ADMINISTRATIVE SERVICES.") Advisory Fees Waived and Ex-penses Assumed have been restated to reflect the Portfolio's Institutional Class Shares current expense cap.

  The following example illustrates expenses a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
   Expenses.....................................  $15     $48     $82     $180

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSE MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                     PROSPECTUS SUMMARY



INVESTMENT ADVISER

  Murray Johnstone International Ltd. (the "Adviser") is an international in-vestment adviser and is an affiliate of the Murray Johnstone Group ("MJ Group"), in Glasgow, Scotland. The MJ Group's origins date back to 1907, and it currently has $7 billion in assets under management. The MJ Group has a 200-member staff including 40 investment professionals. It became a subsidiary of United Asset Management Corporation in 1993. The Adviser, the SEC-regis-tered entity within the MJ Group, has $1.4 billion of assets under management and has a U.S. office in Chicago. (See "INVESTMENT ADVISER.")


PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor") to investors at net asset value without a sales commission. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment in the Portfolio is $2,500. The minimum initial in-vestment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. The minimum for any subsequent investment is $100. Cer-tain exceptions to the initial or minimum investment amounts may be made by the officers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income in an annual dividend. Any realized net capital gains will also be distributed annually. Distributions will be reinvested in the Portfolio's shares automatically unless an investor elects to receive cash distributions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTION OF SHARES

  Shares of the Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. (See "REDMEPTION OF SHARES.")

ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of United As-set Management Corporation ("UAM"), is responsible for performing and oversee-ing administration, dividend disbursing and transfer agency services provided to the Fund and its Portfolios by third-party service providers. (See "ADMIN-ISTRATIVE SERVICES.")

                                 RISK FACTORS

  The value of the Portfolio's shares will fluctuate in response to changes in market and economic conditions as well as the financial conditions and pros-pects of the issuers in which the Portfolio invests. Prospective investors should consider the following factors: (1) The Portfolio may invest in repur-chase agreements which entail a risk of loss should the seller default on its transaction; (2) The Portfolio may lend its investment securities which en-tails a risk of loss should a borrower fail financially; (3) The Portfolio may purchase securities on a when-issued basis which do not earn interest until issued and may decline or appreciate in market value prior to their delivery to the Portfolio; (4) The Portfolio may engage in various currency strategies to seek to hedge its investments against movements in security prices, inter-est rates, and exchange rates by the use of derivatives, including forward contracts, options and futures as well as options on futures. Such strategies are commonly referred to as "derivatives" and involve the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities, interest rates or currencies which are the subject of the hedge. To the extent these transactions involve foreign securities or cur-rencies, they are also subject to the risk factors associated with foreign in-vestments generally. There can be no assurance that a liquid secondary market for these hedging techniques will exist at any specific time. (See "OTHER IN-VESTMENT POLICIES.")

                             FINANCIAL HIGHLIGHTS

  The following table provides selected per share information for a share out-standing throughout the period presented of the Portfolio's Institutional Class Shares. This table is part of the Portfolio's Financial Statements in-cluded in the Portfolio's 1996 Annual Report to Shareholders and the 1996 Semi-Annual Report. These Reports are incorporated into the Portfolio's SAI. The Portfolio's Annual Financial Statements have been audited by Price Waterhouse LLP whose unqualified opinion on the Financial Statements for the period ended April 30, 1996 is also incorporated into the Portfolio's SAI. Please read the following information in conjunction with the Portfolio's 1996 Annual Report to Shareholders and the 1996 Semi-Annual Report to Shareholders.

                                                                    SIX MONTHS
                                          SEPTEMBER 16,   YEAR         ENDED
                                             1994**       ENDED     OCTOBER 31,
                                          TO APRIL 30,  APRIL 30,      1996
                                              1995        1996      (UNAUDITED)
                                          ------------- ---------   -----------
NET ASSET VALUE, BEGINNING OF PERIOD.....    $10.00      $  9.50      $ 10.27
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income..................      0.04         0.07         0.03
  Net Realized and Unrealized Gain (Loss)
    on Investments.......................     (0.54)++      0.75        (0.24)
                                             ------      -------      -------
    Total from Investment Operations.....     (0.50)        0.82        (0.21)
                                             ------      -------      -------
DISTRIBUTIONS
  Net Investment Income..................       --         (0.00)##       --
  In Excess of Net Investment Income.....       --         (0.03)         --
  Net Realized Gain......................       --         (0.02)         --
                                             ------      -------      -------
    Total Distributions..................       --         (0.05)         --
                                             ------      -------      -------
NET ASSET VALUE, END OF PERIOD...........    $ 9.50      $ 10.27      $ 10.06
                                             ======      =======      =======
TOTAL RETURN+............................     (5.00)%       8.67 %      (2.05)%
RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (Thousands)..    $5,535      $ 8,592      $20,742
  Ratio of Expenses to Average Net
    Assets...............................      1.00%*       1.45%        1.50%*
  Ratio of Net Investment Income to
    Average Net Assets...................      1.49%*       0.88%        0.63%*
  Portfolio Turnover Rate................        81%          59%          36%
  Average Commission Rate#...............       N/A      $0.0316      $0.0296
  Voluntary Waived Fees and Expenses
    Assumed by the Adviser...............    $ 0.13      $  0.13      $  0.04
  Ratio of Expenses to Average Net Assets
    Including Expense Offsets............      1.00%*       1.43%        1.49%*

-----------

  * Annualized.

 ** Commencement of Operations.

  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.

 ++ The amount shown for the period ended April 30, 1995 for a share outstand-ing throughout that period does not accord with the aggregate net gains on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the in-vestments of the Portfolio.

  # Beginning with fiscal year 1996, the portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

 ## Amount is less than $0.01 per share.

                           INVESTMENT OBJECTIVE

  The Portfolio seeks to maximize total return, including both capital appre-ciation and current income, by investing primarily in the common stocks of companies based outside of the United States. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in at least three different countries other than the United States. There can be no assurance that the Portfolio will achieve its stated objective.


                           INVESTMENT POLICIES

  The Portfolio's investment process begins by seeking to determine the best possible allocation among international stock markets. The Portfolio's Adviser evaluates markets through a proprietary system which analyzes economic fac-tors, stock prices in each market, market performance and trends in monetary policy. Drawing on this information, the Adviser decides which markets the Portfolio should invest in and in what proportion.

  Once the country allocation decision has been made, the Adviser selects un-dervalued stocks in that market. The Adviser rates companies according to the quality of their management, market position, financial strength, ability to earn competitive returns on equity and assets, and growth potential. The Port-folio will invest in stocks that the Adviser determines are undervalued com-pared to industry norms within their countries. It is expected that invest-ments will be diversified throughout the world and within markets to minimize specific country and currency risks. While investments will be made primarily in securities of companies domiciled in developed countries, investments will also be made in developing countries. (See "FOREIGN INVESTMENT RISK FACTORS.")

  Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in common stocks of companies in at least three countries outside the United States. It is expected that generally, the Portfolio will invest in common stocks of companies listed on U.S. or foreign stock ex-changes, but it may also invest in stocks traded in the over-the-counter mar-ket. Common stocks for this purpose also include securities having common stock characteristics such as rights and warrants to purchase common stocks. The Portfolio may also invest in convertible securities and preferred stocks. The Portfolio may also invest in foreign equity securities in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and other similar global instruments. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not contractually obligated to disclose mate-rial information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. EDRs are receipts typically issued by a European bank or trust company evidencing own-ership of the underlying foreign securities.

FOREIGN INVESTMENT RISK FACTORS
  Investors should recognize that investing in foreign securities involves certain risks which are not typically associated with investing in domestic securities. Since securities issued by foreign entities may be denominated in foreign currencies, and the Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Portfolio's value may rise or fall depending on currency exchange rates. The Portfolio may also have to pay a fee to convert funds from one currency to another.

  Non-U.S.-based companies are not subject to the same accounting, auditing and financial reporting standards as are domestic companies. There may be less publicly-available information about non-U.S.-based companies which may make it difficult to make investment decisions. Also, stock markets outside the U.S. are typically less liquid -- that is, it is more difficult to sell large quantities of a stock without driving its price down or to buy without pushing its price up. Market regulation may be less rigorous in some markets. Finally, political factors may have an impact in the form of confiscatory taxation, ex-propriation or political instability in international markets.

  Although the Portfolio will seek the most favorable trading costs available in any given market, foreign commissions are generally higher than those in the U.S. Custodial expenses will generally be higher than would be the case in the U.S.

  Some foreign governments also levy withholding taxes against dividend and interest income. Although in some countries a portion of the taxes is recover-able, the non-recovered portion of foreign withholding taxes will reduce the income the Portfolio receives from the companies comprising its investments.

  Investing in the foreign securities of developing countries presents addi-tional considerations. The economies of individual developing countries may differ favorably or unfavorably from the United States economy in such re-spects as growth of gross domestic product, rate of inflation, currency depre-ciation, capital reinvestment, resource self-sufficiency and balance of pay-ments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, man-aged adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic condi-tions in the countries with which they trade.

  With respect to any developing country, there is the possibility of nation-alization, expropriation or confiscatory taxation, repatriation of investment income, capital and the proceeds of sales by foreign investors, political changes, governmental regulation, social instability or diplomatic develop-ments (including war) which could adversely affect the economies of such coun-tries or the value of the

Portfolio's investments in those countries. In addition, it may be difficult to obtain and enforce a judgement in a court outside of the United States.

  The Portfolio may engage in various investment techniques such as futures contracts, options on futures contracts, options, and interest rate swap transactions. (See "OTHER INVESTMENT POLICIES -- HEDGING AND RELATED STRATE-GIES AND RISK CONSIDERATIONS.")

                           OTHER INVESTMENT POLICIES

  The Portfolio may, under normal circumstances, invest up to 35% of its as-sets, unless restricted by additional limitations described below or in the Portfolio's SAI, in the following securities, investments or investment tech-niques.

SHORT-TERM INVESTMENTS
  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market instruments including cer-tificates of deposit, bankers' acceptances, time deposits, U.S. Government ob-ligations, U.S. Government agency securities, short-term corporate debt secu-rities, and commercial paper rated A-1 or A-2 by Standard & Poor's Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc. or if unrated, deter-mined by the Adviser to be of comparable quality.

  Time deposits maturing in more than seven days will not be purchased by the Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of the Portfolio. The Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Fed-eral Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an invest-ment quality comparable with other debt securities which may be purchased by the Portfolio.

  The Fund has received permission from the Securities and Exchange Commission (the "SEC") to deposit the daily uninvested cash balances of the Fund's Port-folios, as well as cash for investment purposes, into one or more joint ac-counts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By en-tering into these investments on a joint basis, it is expected that the Port-folio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio (See "INVESTMENT COMPA-NIES.")

REPURCHASE AGREEMENTS

  The Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, the Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is also required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The use of repurchase agreements involves certain risks. For example, a default by the seller of the agreement may cause the Portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent se-curity selection criteria and careful monitoring procedures. The Fund has re-ceived permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint ba-sis. By entering into joint repurchase agreements, the Portfolio may incur lower transactions costs and earn higher rates of interest on joint repurchase agreements. The Portfolio's contribution would determine its return from a joint repurchase agreement. (See "SHORT TERM INVESTMENTS.")

LENDING OF SECURITIES
  The Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. The Portfolio will not loan securities to the extent that greater than one-third of its assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is sub-ject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Trustees. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Trustees. The Portfolio will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES
  The Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more be-fore delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by the Portfolio until it re-ceives payment or delivery from the other party to any of the above transac-tions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. The Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Typically, no income ac-crues on securities purchased on a delayed delivery basis prior to the time delivery is made although the Portfolio may earn income on securities it has deposited in a segregated account.

  The Portfolio may engage in these types of purchases in order to buy securi-ties that fit with its investment objectives at attractive prices not to in-crease its investment leverage.

PORTFOLIO TURNOVER
  Portfolio turnover is not anticipated to exceed 75%. In addition to Portfo-lio trading costs, higher rates of portfolio turnover may result in the reali-zation of capital gains. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX-ES" for more information on taxation). The Portfolio will not normally engage in short-term trading, but reserves the right to do so. The table set forth in "Financial Highlights" presents the Portfolio's historical portfolio turnover rates.

INVESTMENT COMPANIES
  The Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other invest-ment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addi-tion to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio provided that the investment is consistent with the Portfolio's investment policies and re-strictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advisory fee and any other fees it earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other shareholders.

HEDGING AND RELATED STRATEGIES AND RISK CONSIDERATIONS
  The Portfolio may use options (both exchange-traded and over-the-counter) to attempt to enhance income. To reduce the overall risk of its investments (hedge), the Portfolio may use options, futures contracts, options on futures and forward currency contracts. These instruments are commonly referred to as derivatives. Hedging strategies may also be used in an attempt to manage the Portfolio's exposure to changing interest rates, security prices and currency exchange rates. The Portfolio may buy or sell futures contracts, write covered call options and buy put and call options on any security, index or currency including options and futures traded on foreign exchanges and options not traded on exchanges. The Portfolio's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. The Portfolio's obligation under such hedging strategies will be covered by the maintenance of a segregated account of cash or liquid securities equal to at least 100% of the Portfolio's commitment. The SAI contains further information on all of these strategies and the risks associated with them.

  The Portfolio may write or purchase options in privately negotiated transac-tions ("OTC Options") as well as listed options. OTC Options can be closed out only by agreement with the other party to the transaction. Any OTC Option pur-chased by the Portfolio is considered an illiquid security. Any OTC Option written by the Portfolio will be with a qualified dealer pursuant to an agree-ment under which the Portfolio may repurchase the option at a formula price. Such options are considered illiquid to the extent that the formula price ex-ceeds the intrinsic value of the option. The Portfolio may not purchase or sell futures contracts or related options for which the aggregate initial mar-gin and premiums exceed 5% of the fair market value of the Portfolio's assets. In order to prevent leverage in connection with the purchase of futures con-tracts or call options thereon by the Portfolio, an amount of cash, cash equivalents or liquid securities equal to the market value of the obligation under the futures contracts or options (less any related market deposits) will be maintained in a segregated account with the Fund's Custodian. The Portfolio may not invest more than 15% of its net assets in illiquid securities and re-purchase agreements which have a maturity of longer than seven days. A more complete discussion of the potential risks involved in transactions in options or futures contracts and related options is contained in the SAI.

  The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions. For example, when the Adviser anticipates making a currency exchange transaction in connection with the purchase or sale of a security, the Portfolio may enter into a forward contract in order to set the exchange rate at which the trans-action will be made. The Portfolio also may enter into a forward contract to sell an amount of a foreign currency approximating the value of some or all of the Portfolio's securities denominated in such currency.

  The Portfolio may use forward contracts in one currency or a basket of cur-rencies to hedge against fluctuations in the value of another currency when the Adviser anticipates there will be a correlation between the two and may use forward currency contracts to shift the Portfolio's exposure to foreign currency fluctuations from one country to another. The purpose of entering into these contracts is to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies.

  The Portfolio may enter into interest rate protection transactions, which consist of interest rate swaps and interest rate caps, collars and floors, for hedging purposes. These transactions are commonly known as derivatives. A swap is an agreement to exchange the return generated by one instrument for the re-turn generated by another instrument. The swaps in which the Portfolio may also engage include interest rate caps, floors and collars under which one party pays a single or periodic fixed amount (or premium), and the other party pays periodic amounts on the movement of a specified index.

  The Portfolio may enter into interest rate protection transactions to pre-serve a return or spread on a particular investment or portion of its portfo-lio or to protect against any increase in the price of securities it antici-pates purchasing at a later date. The Portfolio will enter into interest rate protection transactions only with banks and recognized securities dealers be-lieved by the Adviser to present minimal credit risks in accordance with guidelines established by the Fund's Board of Trustees. Interest rate swaps, caps, floors and collars will be treated as illiquid securities and will therefore, be subject to the Portfolio's investment restriction limiting in-vestment in illiquid securities to no greater than 15% of net assets.

  RISK CONSIDERATIONS. The Portfolio might not employ any of the hedging strategies described above, and there can be no assurance that any strategy used will succeed. If the Adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a strategy for the Portfolio, the Portfolio would be in a better position if it had not hedged at all. In addition, the Portfolio will pay commissions and other costs in connection with such hedging strategies which may increase the Portfolio's expenses and reduce its return.

  The use of these strategies involves certain risks, including (1) the fact that skills needed to use hedging instruments are different from those needed to select the Portfolio's securities, (2) possible imperfect correlation, or even no correlation, between price movements of hedging instruments and price move-ments of the investments being hedged, (3) the fact that, while hedging strat-egies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments and (4) the possible inability of the Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Portfolio to sell a portfolio secu-rity at a disadvantageous time, due to the need for it to maintain "cover" or to segregate securities in connection with hedging transactions and the possi-ble inability of the Portfolio to close out or to liquidate its hedged posi-tion.

RESTRICTED AND ILLIQUID SECURITIES
  The Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified in-stitutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Trustees, the Adviser determines the li-quidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these re-stricted securities are not treated as illiquid securities for purposes of the Portfolio's investment limitations. The Portfolio may invest up to 15% of its net assets in securities that are illiquid. The prices realized from the sales of these securities could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities.

                            INVESTMENT LIMITATIONS

  The Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the U.S. Government or any of its agencies or instrumentali-
      ties);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  (c) invest more than 5% of its assets at the time of purchase in the secu-rities of companies that have (with predecessors) a continuous operat-ing history of less than 3 years;

  (d) invest more than 25% of its assets in companies within a single indus-try; however, there are no limitations on investments made in instru-ments issued or guaranteed by the U.S. Government and its agencies.

  (e) make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agree-ments or by lending its portfolio securities to banks, brokers, deal-ers and other financial institutions so long as the loans are made in compliance with the 1940 Act, as amended, or the Rules and Regulations or inter-pretations of the SEC;

  (f) (i) borrow, except from banks and as a temporary measure for extraor-dinary or emergency purposes and then, in no event, in excess of 33 1/3% of the Portfolio's gross assets valued at the lower of market or cost, and (ii) a Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or

  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value.

  The Portfolio's investment objective and investment limitations (a), (b),
(d), (e) and (f)(i) listed above are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding voting securities of the Portfolio. The other investment limitations described here, those not specified as fundamental in the SAI, and the Portfolio's investment policies are not fundamental, and the Fund's Board of Trustees may change them without shareholder approval.

                              PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), without a sales commission at the net asset value per share next determined after an order is received by the Fund and payment is received by the Custodian. (See "VALUATION OF SHARES.") The minimum initial investment required is $2,500. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. Certain ex-ceptions may be made by the officers of the Fund.

  Shares of the Portfolio may be purchased by customers of brokers-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on purchases or redemptions of Portfolio shares and may charge transaction or other account fees. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding additional or different purchase or redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, which would not be imposed if shares of the Portfolio were pur-chased directly from the Fund or the Distributor. Service Agents may provide shareholder services to their customers that are not available to a share-holder dealing directly with the Fund. A salesperson and any other person en-titled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents may enter confirmed purchase orders on behalf of their cus-tomers. If shares of the Portfolio are purchased in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE"), and transmit it to the Fund's Sub-Transfer Agent prior to 4 p.m. to receive that day's share price. Proper payment for the order must be received by the Sub-Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

INITIAL INVESTMENT

  BY MAIL

  . Complete and sign an Application and mail it, along with a check payable to UAM Funds to:

                                UAM Funds Trust
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for purchases of shares received by mail will be credited to an ac-count at the next share price calculated for the Portfolio after receipt. Pay-ment does not need to be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment.

  BY WIRE

  . Telephone the UAM Funds Service Center at the number listed on the cover of this prospectus and provide the account name, address, telephone num-ber, social security or taxpayer identification number, Portfolio se-lected, amount being wired, and the name of the bank wiring the funds. An account number will be provided to you. Next,

  . instruct your bank to wire the specified amount to the Fund's custodian:

                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds
                            Credit DDA #9102772952
                     Ref: Portfolio Name ________________
                    Your Account Number _________________
                     Your Account Name __________________
                    Wire Control Number _________________

  . Forward a completed Application to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on days when the NYSE and the Custodian Bank are open for business.


ADDITIONAL INVESTMENTS

  Additional investments can be made at any time. The minimum additional in-vestment is $100. Shares can be purchased at net asset value by mailing a check to the UAM Service Center (payable to "UAM Funds") or by wiring money to the Custodian Bank using the instructions outlined above. When making addi-tional investments, be sure that the account name and number is identified on the check or wire. Prior to wiring additional investments, notify the UAM Funds Service Center by calling the number on the cover of this prospectus. Mail orders should include, when possible, the "Invest by Mail" stub which ac-companies any Fund confirmation statement.

OTHER PURCHASE INFORMATION

  Investments received by 4 p.m. ET (the close of the NYSE) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund reserves the right, in its sole dis-cretion, to suspend the offering of shares of the Portfolio or to reject pur-chase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. Purchases of the Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for fractional shares will not be issued. Certif-icates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES

  If accepted by the Fund, shares of the Portfolio may be purchased in ex-change for securities which are eligible for acquisition by the Portfolio, as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by the Port-folio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an inkind purchase will be acquired for investment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of the Portfolio unless:

    . at the time of exchange, such securities are eligible to be in-cluded in the Portfolio (current market quotations must be readily available for such securities);

    . the investor represents and agrees that all securities offered to be exchanged are liquid securities and not subject to any restric-tions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and

    . the value of any such securities (except U.S. Government securi-ties) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

  Investors who are subject to Federal taxation upon exchange may realize a gain or loss for Federal income tax purposes depending upon the cost of secu-rities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of the Portfolio may be redeemed by mail or telephone at any time, without cost at the net asset value of the Portfolio next determined after re-ceipt of the redemption request. No charge is made for redemptions. Any re-demption may be more or less than the purchase price of the shares depending on the market value of investment securities held by the Portfolio.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

    . share certificates, if issued;

    . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are regis-tered;

    . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

    . any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pen-sion and profit sharing plans and other organizations.

BY TELEPHONE
  A redemption request by telephone requires the following:

    . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Application; and

    . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

    . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed);

    . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include re-quiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written in-structions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by tele-phone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

    . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

    . redemptions where the proceeds are to be sent to someplace other than the registered address; or

    . share transfer requests.
  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION
  Normally, the Fund will make payment for all shares redeemed under proper procedures within one business day of and no more than seven days after the receipt of the request, or earlier if required under applicable law. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances determined by the SEC.

  If the Board of Trustees determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in payment of redemp-tions.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE

  Institutional Class Shares of the Portfolio may be exchanged for Institu-tional Class Shares of any other UAM Funds Portfolio. (See the list of Portfo-lios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to 4 p.m. (ET) will be processed as of the close of business on the same day. Re-quests received after 4 p.m. will be processed on the next business day. The Board of Trustees may limit the frequency and amount of exchanges permitted. For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES -- BY TELEPHONE." An ex-change into another UAM Funds Portfolio is a sale of shares and may result in a gain or loss for income tax purposes. The Fund may modify or terminate the exchange privilege at any time.

                              VALUATION OF SHARES

  The net asset value of the Portfolio is determined by dividing the value of the Portfolio's assets attributable to the class, less any liabilities attrib-utable to the class, by the number of shares outstanding attributable to the class. The net asset value per share of the Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a securities exchange for which market quota-tions are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the current asked prices nor less than the cur-rent bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Trustees determines that amortized cost reflects fair value.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Fund's Board of Trustees.

                           PERFORMANCE CALCULATIONS

  The Portfolio measures performance by calculating total return. Total return figures are based on historical earnings and are not intended to indicate fu-ture performance.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  Performance will be calculated separately for Institutional Class and Serv-ice Class Shares. Dividends paid by the Portfolio with respect to Institu-tional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service fees, distribution charges and any incremental transfer agency costs relating to Service Class Shares will be borne exclusively by that class.

  The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices, all as further described in the Portfolio's SAI. This information may also be included in sales literature and advertising.

  The Portfolio's Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. Con-tact the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS

  The Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in the form of an annual divi-dend. If any net capital gains are realized, the Portfolio will normally dis-tribute them annually. All dividends and capital gains distributions will be automatically reinvested in additional shares of the Portfolio unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.


FEDERAL TAXES

  The Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal in-come tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, the Portfolio must, among other things, distribute substantially all of its ordinary income and net capital gains on an annual basis and maintain a portfolio of investments which satisfies certain diversification criteria.

  Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains. Shareholders will be notified annually of dividend income earned for tax purposes.



  Dividends declared in October, November and December to shareholders of rec-ord in such a month will be treated as if they had been paid by the Fund and received by the shareholders on December 31 of the same calendar year, pro-vided that the dividends are paid before February of the following year.

  The Fund is required by Federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number you have provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Application or on a separate form supplied by the Fund.

  Dividends and interest received by the Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce the Port-folio's dividends but are included in the taxable income reported on your tax statement if the Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deduc-tions and credits for foreign taxes.

                              INVESTMENT ADVISER

  The Adviser is an international investment adviser and is an affiliate of the MJ Group, in Glasgow, Scotland. The MJ Group's origins date back to 1907, and it currently has $7 billion in assets under management. The MJ Group has a 200-member staff including 40 investment professionals. It became a subsidiary of United Asset Management Corporation in 1993. The Adviser, the SEC-regis-tered entity within the MJ Group, has $1.4 billion of assets under management and has U.S. offices in Chicago.

  The Portfolio pays an annual fee in monthly installments to the Adviser for advisory services. This fee is accrued daily and paid every month as a per-centage of the average net assets in the Portfolio for that month. The per-centage fee on an annual basis is 0.75%. This investment advisory fee is higher than that paid by many mutual funds but not necessarily higher than fees paid by funds with investment objectives similar to that of the Portfo-lio.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolio. The Distributor, UAM, the Adviser, or any of their affili-ates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services per-formed with respect to the Fund, the Portfolio or any Class of Shares of the Portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. When such services arrangements are in effect, they are made generally available to all qualified service providers.

  The Distributor, the Adviser and certain of their other affiliates also par-ticipate, at the date of this Prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan mar-keting and other shareholder services and receives from such entities .15 of 1% of the daily net asset value of Institutional Class Shares held by Smith Barney's eligible customer accounts in addition to amounts payable to all selling dealers. The Fund also compensates Smith Barney for services it pro-vides to certain defined contribution plan shareholders that are not otherwise provided by UAMFSI.

  The investment professional at the Adviser responsible for the day-to-day management of the Portfolio and his qualifications are as follows:

  RODGER SCULLION, MANAGING DIRECTOR OF THE ADVISER, has 25 years of invest-ment experience, the last 13 years based in Glasgow with the MJ Group. He is the portfolio manager of the Murray Smaller Markets Investment Trust, a closed-end investment fund registered in the United Kingdom, which invests in as many as 45 markets worldwide. Mr. Scullion is the Adviser's Chief Invest-ment Officer and the lead person on the country allocation team. During his tenure at the MJ Group, he has held portfolio management responsibilities for investments in the U.S., Europe, Japan and the Far East.

                            ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of United As-set Management Corporation, is responsible for performing and overseeing ad-ministrative, fund accounting, dividend disbursing and transfer agent services provided to the Fund and its Portfolios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  Each Portfolio pays UAMFSI a two part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio-specific fees are calculated from the aggregate net assets of each Portfolio:

                                                                           RATE
                                                                           ----
   MJI International Equity Portfolio..................................... .06%

  CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined Fund assets;
  0.11 of 1% of the next $800 million of combined Fund assets;
  0.07 of 1% of combined Fund assets in excess of $1 billion but less than $3 billion;
  0.05 of 1% of combined Fund assets in excess of $3 billion.

  Fees are allocated among the Portfolios on the basis of their relative as-sets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

                                  DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM with its prin-cipal office located at 211 Congress Street, Boston, Massachusetts 02110, dis-tributes the shares of the Fund. Under the Fund's Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not re-ceive any fee or other compensation under the Agreement with respect to the Portfolio's Institutional Class Shares that are offered in this Propectus. The Agreement continues in effect as long as it is approved at least annually by the Fund's Board of Trustees. Those approving the Agreement include a majority of Trustees who are neither parties to the Agreement nor interested persons of any such party. This Agreement provides that the Fund will bear the costs of the registration of its shares with the SEC and various states and the printing of its prospectuses, SAIs and reports to shareholders.

                            PORTFOLIO TRANSACTIONS

  The Advisory Agreements for the Fund's Portfolios authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of in-vestment securities for each Portfolio. The Agreements direct the Adviser to use its best efforts to obtain the best available price and most favorable ex-ecution for all transactions of the Portfolios. If consistent with the inter-ests of the Portfolios, the Adviser may select brokers on the basis of re-search, statistical and pricing services these brokers provide to the Portfo-lios in addition to required Adviser services. Such brokers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that the commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolios and the Adviser's other clients. Although not a typical practice, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser.

  If a purchase or sale of securities is consistent with the investment poli-cies of a Portfolio and one or more other clients served by the Adviser is considering a purchase at or about the same time, transactions in such securi-ties will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for al-locating such transactions, allocations are subject to periodic review by the Fund's Trustees.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

  The Fund was organized as a Delaware business trust on May 18, 1994 under the name "The Regis Fund II." On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust." The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial inter-est, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without fur-ther action by shareholders.

  At its discretion, the Board of Trustees may create additional Portfolios and classes of shares. The shares of each Portfolio are fully paid and nonas-sessable, and have no preference as to conversion, exchange, dividends, re-tirement or other features and no pre-emptive rights. They have noncumulative voting rights, which means that holders of more than 50% of shares voting for the election of Trustees can elect 100% of the Trustees. A shareholder is en-titled to one vote for each full share held (and a fractional vote for each fractional share held), then stand-ing in his or her name on the books of the Fund.

  As of December 6, 1996, Freya Fanning & Company, 400 Essex St., Beverly Farms, MA, held of record 31.2% of the outstanding shares of the MJI Interna-tional Equity Portfolio Institutional Class Shares for which ownership is dis-claimed or presumed disclaimed. The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those per-sons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

  Both Institutional Class and Institutional Service Class Shares represent an interest in the same assets of a Portfolio. Institutional Service Class Shares bear certain expenses related to shareholder servicing, and may bear expenses related to the distribution of such shares. Institutional Service Class Shares have exclusive voting rights with respect to matters relating to such distri-bution expenditures. For information about Service Class Shares of the Portfo-lios, contact the UAM Funds Service Center.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Trustees will call a meeting of shareholders if such a meeting is requested in writing by the hold-ers of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters.

CUSTODIAN

  The Chase Manhattan Bank serves as custodian of the Fund's assets.

ACCOUNTANTS

  Price Waterhouse LLP acts as the independent accountants for the Fund and audits its financial statements annually.

REPORTS

  Investors will receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES

  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the address or telephone number listed on the cover of this Prospectus.

LITIGATION

  The Fund is not involved in any litigation.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE PORTFOLIO'S STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PRO-SPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OF-FERING MAY NOT BE LAWFULLY MADE.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES

  Acadian Asset Management, Inc.
  Acadian Emerging Markets Portfolio
  Acadian International Equity Portfolio
  BHM&S Total Return Bond Portfolio
  Chicago Asset Management Intermediate Bond Portfolio
  Chicago Asset Management Value/Contrarian Portfolio
  C&B Balanced Portfolio
  C&B Equity Portfolio
  C&B Equity Portfolio for Taxable Investors
  C&B Mid Cap Equity Portfolio
  DSI Balanced Portfolio
  DSI Disciplined Value Portfolio
  DSI Limited Maturity Bond Portfolio
  DSI Money Market Portfolio
  FMA Small Company Portfolio
  FPA Crescent Portfolio
  Hanson Equity Portfolio
  ICM Equity Portfolio
  ICM Fixed Income Portfolio
  jICM Small Company Portfolio
  IRC Enhanced Index Portfolio
  Jacobs International Octagon Portfolio
  McKee Domestic Equity Portfolio
  McKee International Equity Portfolio
  McKee U.S. Government Portfolio
  MJI International Equity Portfolio
  Newbold's Equity Portfolio
  NWQ Balanced Portfolio
  NWQ Value Equity Portfolio
  Rice, Hall James Small Cap Portfolio
  Rice, Hall James Small/Mid Cap Portfolio
  Sirach Equity Portfolio
  Sirach Fixed Income Portfolio
  Sirach Growth Portfolio
  Sirach Short-Term Reserves Portfolio
  Sirach Special Equity Portfolio
  Sirach Strategic Balanced Portfolio
  SAMI Preferred Stock Income Portfolio
  Sterling Partners' Balanced Portfolio
  Sterling Partners' Equity Portfolio
  Sterling Partners' Short-Term Fixed Income Portfolio
  Sterling Partners' Small Cap Value Portfolio
  TS&W Equity Portfolio
  TS&W Fixed Income Portfolio
  TS&W International Equity Portfolio

  UAM Funds Service Center
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798
  1-800-638-7983

  Investment Adviser

  Murray Johnstone International Ltd.

  Glasgow, Scotland

  Distributor

  UAM FUND DISTRIBUTORS, INC.
  211 Congress Street
  Boston, MA 02110





                      PROSPECTUS

                      January 3, 1997

[LOGO OF UAM FUNDS APPEARS HERE]

  MJI International
  Equity Portfolio

  Institutional Service
  Class Shares



    P R O S P E C T U S



                    January 3, 1997

                       [LOGO OF UAM FUNDS APPEARS HERE]

                           UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                1-800-638-7983

-------------------------------------------------------------------------------

                      MJI INTERNATIONAL EQUITY PORTFOLIO

                      INSTITUTIONAL SERVICE CLASS SHARES
            INVESTMENT ADVISER: MURRAY JOHNSTONE INTERNATIONAL LTD.

-------------------------------------------------------------------------------

                         PROSPECTUS -- JANUARY 3, 1997

  UAM Funds Trust (the "Fund"), is an open-end investment company known as a "mutual fund". The Fund consists of multiple series (known as "Portfolios") each of which has different investment objectives and policies. MJI Interna-tional Equity Portfolio currently offers two classes of shares: Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). Shares of each class represent equal, pro rata interests in the Portfolio and accrue dividends in the same manner except that Service Class Shares bear fees payable by the class (at the rate of .25% per annum) to financial institutions for services they provide to the owners of such shares. (See "SERVICE AND DIS-TRIBUTION PLANS.") The securities offered in this Prospectus are Service Class Shares of one diversified, no-load Portfolio of the Fund managed by Murray Johnstone International Ltd.

  MJI INTERNATIONAL EQUITY PORTFOLIO. MJI International Equity Portfolio (the "Portfolio") seeks to maximize total return, including both capital apprecia-tion and current income, by investing primarily in the common stocks of compa-nies based outside of the United States. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in securities of issuers domiciled in at least three countries other than the United States.

  There can be no assurance that the Portfolio will achieve its stated objec-tive.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" "SAI" containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission. The SAI is dated January 3, 1997 and has been incorporated by reference into this Prospectus. For a free copy of the SAI contact the UAM Funds Service Center at the address or telephone number above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   3
Risk Factors...............................................................   4
Investment Objective.......................................................   4
Investment Policies........................................................   4
Other Investment Policies..................................................   6
Investment Limitations.....................................................  12
Purchase of Shares.........................................................  13
Redemption of Shares.......................................................  16
Service and Distribution Plans.............................................  18
Shareholder Services.......................................................  20
Valuation of Shares........................................................  20
Performance Calculations...................................................  21
Dividends, Capital Gains Distributions and Taxes...........................  22
Investment Adviser.........................................................  23
Administrative Services....................................................  23
Distributor................................................................  24
Portfolio Transactions.....................................................  24
General Fund Information...................................................  25
UAM Funds -- Service Class Shares..........................................  27

                                 FUND EXPENSES

  The following table illustrates expenses and fees that a shareholder of the Portfolio's Service Class Shares would incur. Transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PURCHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES.

   Sales Load Imposed on Purchases......................................... NONE
   Sales Load Imposed on Reinvested Dividends.............................. NONE
   Deferred Sales Load..................................................... NONE
   Redemption Fees......................................................... NONE
   Exchange Fees........................................................... NONE

                   ESTIMATED ANNUAL FUND OPERATING EXPENSES
                        (as a percentage of net assets)

   Investment Advisory Fees............................................  0.75 %
   Administrative Fees.................................................  1.32 %
   12b-1 Fees (Including Shareholder Servicing Fees)*..................  0.25 %
   Other Expenses......................................................  1.33 %
   Advisory Fees Waived and Expenses Assumed........................... (1.90)%
                                                                        -----
   Total Operating Expenses (After Fee Waiver and Expenses Assumed)....  1.75 %+
                                                                        =====

-----------
+ The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume operating expenses to keep the Portfolio's Service Class Shares' total annual operating expenses (excluding interest, taxes and ex-traordinary expenses) from exceeding 1.75% of average daily net assets until further notice. If it were not for the fee waiver and/or reimbursement, the Portfolio's Service Class Shares total annual operating expenses would be 3.65% of average daily net assets.

* The Service Class Shares may bear service fees of 0.25%. Long-term share-holders may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc. (See "SERVICE AND DISTRIBUTION PLANS.")

  The table above shows various fees and expenses an investor may bear di-rectly or indirectly. The fees and expenses set forth above are estimates based upon the Portfolio's Institutional Class Shares operations during the fiscal year ended April 30, 1996, except that such information has been re-stated to reflect12b-1 Fees, current administrative fees and expense caps.

  The following example illustrates expenses a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. The Portfolios charge no redemption fees of any kind.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
   Expenses:....................................  $19     $60    $104     $224

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER
  Murray Johnstone International Ltd. (the "Adviser") is an international in-vestment adviser and is an affiliate of the Murray Johnstone Group ("MJ Group"), in Glasgow, Scotland. The MJ Group's origins date back to 1907, and it currently has $7 billion in assets under management. The MJ Group has a 200-member staff including 40 investment professionals. It became a subsidiary of United Asset Management Corporation in 1993. The Adviser, the SEC-regis-tered entity within the MJ Group, has $1.4 billion of assets under management and has U.S. offices in Chicago. (See "INVESTMENT ADVISER.")

PURCHASE OF SHARES
  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor") to investors at net asset value without a sales commission. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment in the Portfolio is $2,500. The minimum initial in-vestment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. The minimum for any subsequent investment is $100. Cer-tain exceptions to the initial or minimum investment amounts may be made by the officers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income in an annual dividend. Any realized net capital gains will also be distributed annually. Distributions will be reinvested in the Portfolio's shares automatically unless an investor elects to receive cash distributions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTIONS OF SHARES
  Shares of the Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. (See""REDEMPTION OF SHARES.")

ADMINISTRATIVE SERVICES
  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of United As-set Management Corporation ("UAM"), is responsible for performing and oversee-ing administration, dividend disbursing and transfer agency services provided to the Fund and its Portfolios by third-party service providers. (See "ADMIN-ISTRATIVE SERVICES.")

                                 RISK FACTORS

  The value of the Portfolio's shares will fluctuate in response to changes in market and economic conditions as well as the financial conditions and pros-pects of the issuers in which the Portfolio invests. Prospective investors should consider the following: (1) The Portfolio may invest in repurchase agreements which entail a risk of loss should the seller default on its trans-action; (2) The Portfolio may lend its investment securities which entails a risk of loss should a borrower fail financially; (3) The Portfolio may pur-chase securities on a when-issued basis which do not earn interest until is-sued and may decline or appreciate in market value prior to their delivery to the Portfolio; (4) The Portfolio may engage in various currency strategies to seek to hedge its investments against movements in security prices, interest rates, and exchange rates by the use of derivatives, including forward con-tracts, options and futures as well as options on futures. Such strategies are commonly referred to as "derivatives" and involve the risk of imperfect corre-lation in movements in the price of options and futures and movements in the price of securities, interest rates or currencies which are the subject of the hedge. To the extent these transactions involve foreign securities or curren-cies, they are also subject to the risk factors associated with foreign in-vestments generally. There can be no assurance that a liquid secondary market for these hedging techniques will exist at any specific time. (See "INVESTMENT POLICIES.").

                             INVESTMENT OBJECTIVE

  The Portfolio seeks to maximize total return, including both capital appre-ciation and current income, by investing primarily in the common stocks of companies based outside of the United States. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in at least three different countries other than the United States. There can be no assurance that the Portfolio will achieve its stated objective.

                              INVESTMENT POLICIES

  The Portfolio's investment process begins by seeking to determine the best possible allocation among international stock markets. The Portfolio's Adviser evaluates markets through a proprietary system which analyzes economic fac-tors, stock prices in each market, market performance and trends in monetary policy. Drawing on this information, the Adviser decides which markets the Portfolio should invest in and in what proportion.

  Once the country allocation decision has been made, the Adviser selects un-dervalued stocks in that market. The Adviser rates companies according to the quality of their management, market position, financial strength, ability to earn competitive returns on equity and assets, and growth potential. The Port-folio will invest in stocks that the Adviser determines are undervalued com-pared to industry norms within their countries. It is expected that investments will be diversi-fied throughout the world and within markets to minimize specific country and currency risks. While investments will be made primarily in securities of com-panies domiciled in developed countries, investments will also be made in de-veloping countries. (See "FOREIGN INVESTMENT RISK FACTORS.")

  Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in common stocks of companies in at least three countries outside the United States. It is expected that generally, the Portfolio will invest in common stocks of companies listed on U.S. or foreign stock ex-changes, but it may also invest in stocks traded in the over-the-counter mar-ket. Common stocks for this purpose also include securities having common stock characteristics such as rights and warrants to purchase common stocks. The Portfolio may also invest in convertible securities and preferred stocks. The Portfolio may also invest in foreign equity securities in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRS) and other similar global instruments. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not contractually obligated to disclose mate-rial information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. EDRs are receipts typically issued by a European bank or trust company evidencing own-ership of the underlying foreign securities.

FOREIGN INVESTMENT RISK FACTORS
  Investors should recognize that investing in foreign securities involves certain risks which are not typically associated with investing in domestic securities. Since securities issued by foreign entities may be denominated in foreign currencies, and the Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Portfolio's value may rise or fall depending on currency exchange rates. The Portfolio may also have to pay a fee to convert funds from one currency to another.

  In addition, non-U.S.-based companies are not subject to the same account-ing, auditing and financial reporting standards as are domestic companies. There may be less publicly-available information about non-U.S.-based compa-nies which may make it difficult to make investment decisions. Also, stock markets outside the U.S. are typically less liquid -- that is, it is more dif-ficult to sell large quantities of a stock without driving its price down or to buy without pushing its price up. Market regulation may be less rigorous in some markets. Finally, political factors may have an impact in the form of confiscatory taxation, expropriation or political instability in international markets.

  Although the Portfolio will seek the most favorable trading costs available in any given market, investors should recognize that foreign commissions are gener-ally higher than those in the U.S. In addition, custodial expenses, that is, fees paid to financial institutions for holding the Portfolio's securities, will generally be higher than would be the case in the U.S.

  Some foreign governments also levy withholding taxes against dividend and interest income. Although in some countries a portion of the taxes is recover-able, the non-recovered portion of foreign withholding taxes will reduce the income the Portfolio receives from the companies comprising its investments.

  Investing in the foreign securities of developing countries presents addi-tional considerations. The economies of individual developing countries may differ favorably or unfavorably from the United States economy in such re-spects as growth of gross domestic product, rate of inflation, currency depre-ciation, capital reinvestment, resource self-sufficiency and balance of pay-ments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, man-aged adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic condi-tions in the countries with which they trade.

  With respect to any developing country, there is the possibility of nation-alization, expropriation or confiscatory taxation, repatriation of investment income, capital and the proceeds of sales by foreign investors, political changes, governmental regulation, social instability or diplomatic develop-ments (including war) which could adversely affect the economics of such coun-tries or the value of the Portfolio's investments in those countries. In addi-tion, it may be difficult to obtain and enforce a judgement in a court outside of the United States.

  The Portfolio may engage in various investment techniques such as futures contracts, options on futures contracts, options, and interest rate swap transactions. (See "HEDGING AND RELATED STRATEGIES AND RISK CONSIDERATIONS.")



                        OTHER INVESTMENT POLICIES

  The Portfolio may also, under normal circumstances, invest up to 35% of its assets, unless restricted by additional limitations described below or in the Portfolio's SAI, in the following securities, investments or investment tech-niques.

SHORT-TERM INVESTMENTS

  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market instruments including cer-tificates of deposit, bankers' acceptances, time deposits, U.S. Government ob-ligations, U.S. Govern ment agency securities, short-term corporate debt securities, and commercial paper rated A-1 or A-2 by Standard & Poor's Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc. or if unrated, determined by the Adviser to be of comparable quality.

  Time deposits maturing in more than seven days will not be purchased by the Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of a Portfolio. The Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Fed-eral Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an invest-ment quality comparable with other debt securities which may by purchased by the Portfolio.

  The Fund has received permission from the Securities and Exchange Commission (the "SEC") to deposit the daily uninvested cash balances of the Fund's Port-folios, as well as cash for investment purposes, into one or more joint ac-counts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By en-tering into these investments on a joint basis, it is expected that the Port-folio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio (See "INVESTMENT COMPANIES.")

REPURCHASE AGREEMENTS
  The Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, the Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is also required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the Seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The use of repurchase agreements involves certain risks. For example, a default by the seller of the agreement may cause the Portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures. The Fund has received permission from the SEC to pool daily uninvested cash bal-ances of the Fund's Portfolios in order to invest in repurchase agreements on a joint basis. By entering into joint repurchase agreements, the Portfolio may incur lower transactions costs and earn higher rates of interest on joint re-purchase agreements. The Portfolio's contribution would determine its return from a joint repurchase agreement. (See "SHORT TERM INVESTMENTS.")

LENDING OF SECURITIES
  The Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. The Portfolio will not loan securities to the extent that greater than onethird of its assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is sub-ject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Trustees. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Trustees. The Portfolio will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES
  The Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more be-fore delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by the Portfolio until it re-ceives payment or delivery from the other party to any of the above transac-tions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. The Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Typically, no income ac-crues on securities purchased on a delayed delivery basis prior to the time delivery is made although the Portfolio may earn income on securities it has deposited in a segregated account.

  The Portfolio may engage in these types of purchases in order to buy securi-ties that fit with its investment objectives at attractive prices -- not to increase its investment leverage.

PORTFOLIO TURNOVER
  Portfolio turnover is not anticipated to exceed 75%. In addition to Portfo-lio trading costs, higher rates of portfolio turnover may result in the reali-zation of capital gains. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX-ES" for more information on taxation). The Portfolio will not normally engage in short-term trading, but reserves the right to do so. The table set forth in "Financial Highlights" presents the Portfolio's historical portfolio turnover rates.

INVESTMENT COMPANIES
  The Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company, nor may it acquire more than 3% of the voting securities of any other invest-ment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addi-tion to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio provided that the investment is consistent with the Portfolio's investment policies and re-strictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advi-sory fee and any other fees it earned as a result of the Portfolio's invest-ment in the DSI Money Market Portfolio. The investing Portfolio will bear ex-penses of the DSI Money Market Portfolio on the same basis as all of its other shareholders.

HEDGING AND RELATED STRATEGIES AND RISK CONSIDERATIONS
  The Portfolio may use options (both exchange-traded and over-the-counter) to attempt to enhance income. To reduce the overall risk of its investments (hedge), the Portfolio may use options, futures contracts, options on futures and forward currency contracts. These instruments are commonly referred to as derivatives. Hedging strategies may also be used in an attempt to manage the Portfolio's exposure to changing interest rates, security prices and currency exchange rates. The Portfolio may buy or sell futures contracts, write covered call options and buy put and call options on any security, index or currency including options and futures traded on foreign exchanges and options not traded on exchanges. The Portfolio's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. The Portfolio's obligation under such hedging strate-gies will be covered by the maintenance of a segregated account of cash or liquid securities equal to at least 100% of the Portfolio's commitment. The SAI contains further information on all of these strategies and the risks as-sociated with them.

  The Portfolio may write or purchase options in privately negotiated transac-tions ("OTC Options") as well as listed options. OTC Options can be closed out only by agreement with the other party to the transaction. Any OTC Option pur-chased by the Portfolio is considered an illiquid security. Any OTC Option written by the Portfolio will be with a qualified dealer pursuant to an agree-ment under which the Portfolio may repurchase the option at a formula price. Such options are considered illiquid to the extent that the formula price ex-ceeds the intrinsic value of the option. The Portfolio may not purchase or sell futures contracts or related options for which the aggregate initial mar-gin and premiums exceed 5% of the fair market value of the Portfolio's assets. In order to prevent leverage in connection with the purchase of futures con-tracts or call options thereon by the Portfolio, an amount of cash, cash equivalents or liquid securities equal to the market value of the obligation under the futures contracts or options (less any related market deposits) will be maintained in a segregated account with the Fund's Custodian. The Portfolio may not invest more than 15% of its net assets in illiquid securities and re-purchase agreements which have a maturity of longer than seven days. A more complete discussion of the potential risks involved in transactions in options or futures contracts and related options is contained in the SAI.

  The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions. For example, when the Adviser anticipates making a currency exchange transac-tion in connection with the purchase or sale of a security, the Portfolio may enter into a forward contract in order to set the exchange rate at which the transaction will be made. The Portfolio also may enter into a forward contract to sell an amount of a foreign currency approximating the value of some or all of the Portfolio's securities denominated in such currency.

  The Portfolio may use forward contracts in one currency or a basket of cur-rencies to hedge against fluctuations in the value of another currency when the Adviser anticipates there will be a correlation between the two and may use forward currency contracts to shift the Portfolio's exposure to foreign currency fluctuations from one country to another. The purpose of entering into these contracts is to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies.

  The Portfolio may enter into interest rate protection transactions, which consist of interest rate swaps and interest rate caps, collars and floors, for hedging purposes. These transactions are commonly known as derivatives. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The swaps in which the Portfolio may also en-gage include interest rate caps, floors and collars under which one party pays a single or periodic fixed amount (or premium), and the other party pays peri-odic amounts on the movement of a specified index.

  The Portfolio may enter into interest rate protection transactions to pre-serve a return or spread on a particular investment or portion of its portfo-lio or to protect against any increase in the price of securities it antici-pates purchasing at a later date. The Portfolio will enter into interest rate protection transactions only with banks and recognized securities dealers be-lieved by the Adviser to present minimal credit risks in accordance with guidelines established by the Fund's Board of Trustees. Interest rate swaps, caps, floors and collars will be treated as illiquid securities and will therefore, be subject to the Portfolio's investment restriction limiting in-vestment in illiquid securities to no greater than 15% of net assets.

  RISK CONSIDERATIONS. The Portfolio might not employ any of the hedging strategies described above, and there can be no assurance that any strategy used will succeed. If the Adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a strategy for the Portfolio, the Portfolio would be in a better position if it had not hedged at all. In addition, the Portfolio will pay commissions and other costs in connection with such hedging strategies, which may increase the Portfolio's expenses and reduce its return.

  The use of these strategies involves certain risks, including (1) the fact that skills needed to use hedging instruments are different from those needed to select the Portfolio's securities, (2) possible imperfect correlation, or even no correlation, between price movements of hedging instruments and price movements of the investments being hedged, (3) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments and (4) the possible inability of the Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Portfolio to sell a portfolio secu-rity at a disadvantageous time, due to the need for it to maintain "cover" or to segregate securities in connection with hedging transactions and the possi-ble inability of the Portfolio to close out or to liquidate its hedged posi-tion.

RESTRICTED AND ILLIQUID SECURITIES
  The Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified in-stitutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Trustees, the Adviser determines the li-quidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of the Portfolio's investment lim-itations. The Portfolio may invest up to 15% of its net assets in securities that are illiquid. The prices realized from the sales of these securities could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities.

                            INVESTMENT LIMITATIONS

  The Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the U.S. Government or any of its agencies or instrumentali-
      ties);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  (c) invest more than 5% of its assets at the time of purchase in the secu-rities of companies that have (with predecessors) a continuous operat-ing history of less than 3 years;

  (d) invest more than 25% of its assets in companies within a single indus-try; however, there are no limitations on investments made in instru-ments issued or guaranteed by the U.S. Government and its agencies.

  (e) make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agree-ments or by lending its portfolio securities to banks, brokers, deal-ers and other financial institutions so long as the loans are made in compliance with the 1940 Act, as amended, or the Rules and Regulations or interpretations of the SEC;

  (f) (i) borrow, except from banks and as a temporary measure for extraor-dinary or emergency purposes and then, in no event, in excess of 33 1/3% of the Portfolio's gross assets valued at the lower of market or cost, and (ii) the Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or

  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value.

  The Portfolio's investment objective and investment limitations (a), (b),
(d), (e) and (f) (i) listed above are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding voting securities of the Portfolio. The other investment limitations described here, those not specified as fundamental in the SAI, and the Portfolio's investment policies are not fundamental, and the Fund's Board of Trustees may change them without shareholder approval.

                              PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), without a sales commission at the net asset value per share next determined after an order is received by the Fund and payment is received by the Custodian. (See "VALUATION OF SHARES.") The minimum initial investment re-quired is $2,500. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. Certain excep-tions may be made by the officers of the Fund.

  The Portfolio issues two classes of shares: Institutional Class and Service Class. The two classes of shares each represent interests in the same portfo-lio of investments, have the same rights and are identical in all respects, except that the Service Class Shares offered by this Prospectus bear share-holder servicing expenses and distribution plan expenses, and have exclusive voting rights with respect to the Rule 12b-1 Distribution Plan pursuant to which the distribution fee may be paid. The net income attributable to Service Class Shares and the dividends payable on Service Class Shares will be reduced by the amount of the shareholder servicing and distribution fees; accordingly, the net asset value of the Service Class Shares will be reduced by such amount to the extent the Portfolio has undistributed net income.

  Some Service Agents may also impose additional or different conditions or other account fees on the purchase and redemption of Portfolio shares, which are not subject to the Rule12b-1 Service and Distribution Plans, which may in-clude transaction fees and/or service fees paid by the Fund from the Fund as-sets attributable to the Service Agent and, would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distributor. The Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding different purchase and redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one par-ticular class of shares over another in the Fund.

  Service Agents may enter confirmed purchase orders on behalf of their cus-tomers. If shares of a Portfolio are purchased in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE"), and transmit it to the Fund's Sub-Transfer Agent prior to 4 p.m. to receive that day's share price. Proper payment for the order must be received by the Sub-Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

INITIAL INVESTMENT

  BY MAIL
  . Complete and sign an Application, and mail it, together with a check payable to UAM Funds to:

                                UAM Funds Trust
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for purchases of shares received by mail will be credited to an ac-count at the next share price calculated for the Portfolio after receipt. Pay-ment does not need to be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment.

BY WIRE
  . Telephone the UAM Funds Service Center and provide the account name, ad-dress, telephone number, social security or taxpayer identification num-ber, the Portfolio selected (Service Class Shares), the amount being wired and the name of the bank wiring the funds. An account number will then be provided to you. Next,

  . instruct your bank to wire the specified amount to the Fund's Custodian:

                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds
                            Credit DDA #9102772952
                              Ref: Portfolio Name
                          Your Account Number
                           Your Account Name
                          Wire Control Number

  . Forward a completed Application to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on a day on which both the NYSE and the Custodian Bank are open for business.


ADDITIONAL INVESTMENTS
  Additional investments can be made at any time. The minimum additional in-vestment is $100. Shares can be purchased at net asset value by mailing a check to the UAM Service Center (payable to "UAM Funds") or by wiring money to the Custodian Bank using the instructions outlined above. When making addi-tional investments, be sure that the account name and number is identified on the check or wire.

  Prior to wiring additional investments, notify the UAM Funds Service Center by calling the number on the cover of this prospectus. Mail orders should in-clude, when possible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.

OTHER PURCHASE INFORMATION
  Investments received by 4 p.m. ET (the close of the NYSE) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund reserves the right, in its sole dis-cretion, to suspend the offering of shares of the Portfolio or to reject pur-chase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. Purchases of the Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for fractional shares will not be issued. Certif-icates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES
  If accepted by the Fund, shares of the Portfolio may be purchased in ex-change for securities which are eligible for acquisition by the Portfolio, as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by the Port-folio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for invest-ment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of the Portfolio unless:

    . at the time of exchange, such securities are eligible to be in-cluded in the Portfolio (current market quotations must be readily available for such securities);

    . the investor represents and agrees that all securities offered to be exchanged are liquid securities and not subject to any restric-tions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and

    . the value of any such securities (except U.S. Government securi-ties) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

  Investors who are subject to Federal taxation upon exchange may realize a gain or loss for Federal income tax purposes depending upon the cost of secu-rities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of the Portfolio may be redeemed by mail or telephone, at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. No charge is made for redemptions. Any re-demption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

    . share certificates, if issued;

    . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are regis-tered;

    . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

    . any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pen-sion and profit sharing plans and other organizations.

BY TELEPHONE
  A redemption request by telephone requires the following:

    . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Application; and

    . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

    . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed);

    . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include re-quiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written in-structions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by tele-phone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

    . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

    . redemptions where the proceeds are to be sent to someplace other than the registered address; or

    . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker- dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION
  Normally, the Fund will make payment for all shares redeemed under proper procedures within one business day of and no more than seven days after the receipt of the request, or earlier if required under applicable law. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances determined by the SEC.

  If the Board of Trustees determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur bro-kerage charges on the sale of portfolio securities received in payment of re-demptions.

                        SERVICE AND DISTRIBUTION PLANS

  Under the Service Plan for Service Class Shares, adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund may enter into service agreements with Service Agents (broker-dealers or other financial institutions) who receive fees with respect to the Fund's Service Class Shares owned by shareholders for whom the Service Agent is the dealer or holder of record, or for whom the Service Agent performs Servicing, as defined below. These fees are paid out of the assets allocable to Service Class Shares to the Distributor or to the Service Agents directly or through the Distributor. The Fund reimburses the Distributor or the Service Agent for payments made at an annual rate of up to 0.25% of the average daily value of Service Class Shares owned by clients of the Service Agent during the period payments for Servicing are being made to it. Such payments are borne exclusively by the Service Class Shares. Each item for which a payment may be made under the Service Plan constitutes personal service and/or shareholder account maintenance and may constitute an expense of distributing Fund shares as the SEC construes such term under Rule 12b-1. The fees payable for servicing reflect actual expenses incurred up to the limit described herein.

  Servicing may include assisting clients in changing dividend options, ac-count designations and addresses; performing subaccounting; establishing and maintaining shareholder accounts and records; processing purchase and redemp-tion transactions; investing client cash account balances automatically in Service Class Shares; providing periodic statements showing a client's account balance and integrating such statements with those of other transactions and balances in the client's other accounts serviced by the Service Agent; arrang-ing for bank wires; and such other services as the Fund may request, to the extent the Service Agent is permitted by applicable statute, rule or regula-tion.

  The Glass-Steagall Act and other applicable laws prohibit federally chart-ered or supervised banks from engaging in certain aspects of the business of issuing, underwriting, selling and/or distributing securities. Accordingly, banks are engaged to act as Service Agent only to perform administrative and shareholder servicing functions, including transaction-related agency services for their customers. If a bank is prohibited from acting as a service agent, alternative means for continuing the servicing of its shareholders would be sought and the shareholder clients of the bank will remain Fund shareholders.

  The Distributor promotes the distribution of the Service Class Shares in ac-cordance with the terms of a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan provides for the use of Fund assets allocable to Service Class Shares to pay expenses of distributing such shares.

  The Distribution Plan and Service Plan (the "Plans") were approved by the Board, including a majority of the Trustees who are not "interested persons" of the Fund as defined in the 1940 Act (and each of whom has no direct or indi-rect financial interest in the Plans or any agreement related thereto, re-ferred to herein as the "12b-1 Trustees"). The Plans may be terminated at any time by the vote of the Board or the 12b-1 Trustees, or by the vote of a ma-jority of the outstanding Service Class Shares of the Portfolio involved.

  While the Plans continue in effect, the selection of the 12b-1 Trustees is committed to the discretion of such persons then in office. The Plans provide generally that a Portfolio may incur distribution and service costs under the Plans which may not exceed in the aggregate 0.75% per annum of that Portfo-lio's net assets. The Board has currently limited aggregate payments under the Plans to 0.50% per annum of the Portfolio's net assets. The Service Class Shares offered by this Prospectus currently are not making payments under the Distribution Plan. Under the plans as implemented, expenses may be no more than 0.25%. Upon implementation, the Distribution Plan would permit payments to the Distributor, broker-dealers, other financial institutions, sales repre-sentatives or other third parties who render promotional and distribution services, for items such as advertising expenses, selling expenses, commis-sions or travel reasonably intended to result in sales of Service Class Shares and for the printing of prospectuses sent to prospective purchasers of Service Class Shares of the Portfolio.

  Although the Plans may be amended by the Board of Trustees, any changes in the Plans which would materially increase the amounts authorized to be paid under the Plans must be approved by shareholders of the Class involved. The total amounts paid under the foregoing arrangements may not exceed the maximum limits specified above, and the amounts and purposes of expenditures under the Plans must be reported to the 12b-1 Trustees quarterly. The amounts allowable under the Plans for each Class of Shares of the Portfolios are also limited under certain rules of the National Association of Securities Dealers, Inc.

  In addition to payments by the Fund under the Plans, the Distributor, United Asset Management Corporation, the parent company of UAMFSI, and of the Adviser or any of their affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, the Portfolio or any Class of Shares of the Portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such service arrangements, when in effect, are made generally available to all qualified service providers. The Adviser may compensate its affiliated compa-nies for referring investors to the Portfolio.

  The Distributor, the Adviser and certain of their other affiliates also par-ticipate, at the date of this Prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan mar-keting and shareholder services and receives from such entities an amount equal to up to 33.3% of the portion of the investment advisory fees attributable to the in-vested assets of Smith Barney's eligible customer accounts without regard to any expense limitation in addition to amounts payable to all selling dealers. The Fund also compensates Smith Barney for services it provides to certain de-fined contribution plan shareholders that are not otherwise provided by UAMFSI.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
  Service Class Shares of the Portfolio may be exchanged for Service Class Shares of any other UAM Funds Portfolio. (See the list of Portfolios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into the Portfolio, a shareholder should read its Prospec-tus and consider the investment objectives of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfo-lio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to 4 p.m. (ET) will be processed as of the close of business on the same day. Re-quests received after 4 p.m. will be processed on the next business day. The Board of Trustees may limit the frequency and amount of exchanges permitted. For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES -- BY TELEPHONE." An ex-change into another UAM Funds Portfolio is a sale of shares and may result in a gain or loss for income tax purposes. The Fund may modify or terminate the exchange privilege at any time.

                              VALUATION OF SHARES

  The net asset value of the Portfolio is determined by dividing the value of the Portfolio's assets attributable to the class, less any liabilities attrib-utable to the class, by the number of shares outstanding attributable to the class. The net asset value per share of the Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a securities exchange for which market quota-tions are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed secu-rities not traded on the valuation date for which market quotations are read-ily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Trustees determines that amortized cost reflects fair value.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Fund's Board of Trustees.

                           PERFORMANCE CALCULATIONS

  The Portfolio measures performance by calculating total return. Total return figures are based on historical earnings and are not intended to indicate fu-ture performance.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  Performance will be calculated separately for Institutional Class and Serv-ice Class Shares. Dividends paid by the Portfolio with respect to Institu-tional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service fees, distribution charges and any incremental transfer agency costs relating to Service Class Shares will be borne exclusively by that class.

  The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices, all as further described in the Portfolio's SAI. This information may also be included in sales literature and advertising.

  The Portfolio's Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. Contact the UAM Funds Service Center at the address or phone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS
  The Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders of both of its classes annual-ly. If any net capital gains are realized, the Portfolio will normally dis-tribute them annually. All dividends and capital gains distributions will be automatically reinvested in additional shares of the Portfolio unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.


FEDERAL TAXES
  The Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal in-come tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, the Portfolio must, among other things, distribute substantially all of its ordinary income and net capital gains on an annual basis and maintain a portfolio of investments which satisfies certain diversification criteria.

  Dividends, whether distributed as cash or reinvested in shares are taxable to shareholders as ordinary income. Short-term capital gains will also be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains. The Portfolio will notify shareholders annually of dividend income for tax purposes.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month will be treated as if they had been paid by the Fund and received by the shareholders on December 31 of the same calendar year, pro-vided that the dividends are paid before February of the following year.

  The Fund is required by Federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number you have provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Application or on a separate form supplied by the Fund.

  Dividends and interest received by the Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce the Port-folio's dividends but are included in the taxable income reported on your tax state-ment if the Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deduc-tions and credits for foreign taxes.

                              INVESTMENT ADVISER

  The Adviser is an international investment adviser and is an affiliate of the MJ Group, in Glasgow, Scotland. The MJ Group's origins date back to 1907, and it currently has $7 billion in assets under management. The MJ Group has a 200-member staff including 40 investment professionals. It became a subsidiary of United Asset Management Corporation ("UAM") in 1993. The Adviser, the SEC-registered entity within the MJ Group, has $1.4 billion of assets under man-agement and has U.S. offices in Chicago.

  The Portfolio pays an annual fee in monthly installments to the Adviser for advisory services. This fee is accrued daily and paid every month as a per-centage of the average net assets in the Portfolio for that month. The per-centage fee on an annual basis is 0.75%. This investment advisory fee is higher than that paid by many mutual funds but not necessarily higher than fees paid by funds with investment objectives similar to that of the Portfo-lio.

  The investment professional at the Adviser responsible for the day-to-day management of the Portfolio and his qualifications are as follows:

  RODGER SCULLION, MANAGING DIRECTOR OF THE ADVISER, has 25 years of invest-ment experience, the last 13 years based in Glasgow with the MJ Group. He is the portfolio manager of the Murray Smaller Markets Investment Trust, a closed-end investment fund registered in the United Kingdom, which invests in as many as 45 markets worldwide. Mr. Scullion is the Adviser's Chief Invest-ment Officer and the lead person on the country allocation team. During his tenure at the MJ Group, he has held portfolio management responsibilities for investments in the U.S., Europe, Japan and the Far East.

                            ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of United As-set Management Corporation, is responsible for performing and overseeing ad-ministrative, fund accounting, dividend disbursing and transfer agent services provided to the Fund and its Portfolios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  Each Portfolio pays UAMFSI a two part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio-specific fees are calculated from the aggregate net assets of each Portfolio:

                                                                           RATE
                                                                           ----
   MJI International Equity Portfolio..................................... .06%

  CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined Fund assets;
  0.11 of 1% of the next $800 million of combined Fund assets;
  0.07 of 1% of combined Fund assets in excess of $1 billion but less than $3 billion;
  0.05 of 1% of combined Fund assets in excess of $3 billion.

  Fees are allocated among the Portfolios on the basis of their relative as-sets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

                                  DISTRIBUTOR

  UAM Fund Distributors, Inc. a wholly-owned subsidiary of UAM with its prin-cipal office located at 211 Congress Street, Boston, Massachusetts 02110, dis-tributes the shares of the Fund. Under the Fund's Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not re-ceive any fee or other compensation under the Agreement with respect to this Portfolio (except as described under "Service and Distribution Agreements). This Agreement provides that the Fund will bear the costs of the registration of its shares with the SEC and various states and the printing of its prospec-tuses, SAIs and reports to shareholders.

                            PORTFOLIO TRANSACTIONS

  The Advisory Agreements for each of the Fund's Portfolios authorize the Ad-viser to select the brokers or dealers that will execute the purchases and sales of investment securities for each Portfolio. The Agreements direct the Adviser to use its best efforts to obtain the best available price and most favorable execution for all transactions of the Portfolios. If consistent with the interests of the Portfolios, the Adviser may select brokers on the basis of research, statistical and pricing services these brokers provide to the Portfolios in addition to required Adviser services. Such brokers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that the commission is reasonable in terms either of the transaction or the overall re-sponsibility of the Adviser to the Portfolios and the Adviser's other clients. Although not a typical practice, the Adviser may place portfolio orders with qualified brokerdealers who refer clients to the Adviser.

  If a purchase or sale of securities is consistent with the investment poli-cies of a Portfolio and one or more other clients served by the Adviser is considering a purchase at or about the same time, transactions in such securi-ties will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for al-locating such transactions, allocations are subject to periodic review by the Fund's Trustees.

                           GENERAL FUND INFORMATION

  The Fund was organized as a Delaware business trust on May 18, 1994 under the name "The Regis Fund II." On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust." The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial inter-est, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without fur-ther action by shareholders.

  At its discretion, the Board of Trustees may create additional Portfolios and classes of shares. The shares of each Portfolio are fully paid and nonas-sessable, and have no preference as to conversion, exchange, dividends, re-tirement or other features and no preemptive rights. They have noncumulative voting rights, which means that holders of more than 50% of shares voting for the election of Trustees can elect 100% of the Trustees. A shareholder is en-titled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

  As of December 6, 1996, Freya Fanning & Company, 400 Essex Street, Beverly Farms MA held of record 31.2% of the Portfolio's Institutional Class Shares for which ownership is disclaimed or presumed disclaimed. The persons or orga-nizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfo-lio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the ap-proval of shareholders of such Portfolio.

  Both Institutional Class and Service Class Shares represent an interest in the same assets of a Portfolio and are identical in all respects except that the Service Class Shares bear certain expenses related to shareholder servic-ing, and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Information about the Service Class Shares of the Portfolios along with the fees and expenses associated with such shares is available upon request by contacting the UAM Funds Service Center.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Trustees will call a meeting of shareholders if such a meeting is requested in writing by the hold-ers of not less than 10% of the outstanding shares of the Fund. To the extent required by the undertaking, the Fund will assist shareholder communications in such matters.

CUSTODIAN
  The Chase Manhattan Bank serves as custodian of the Fund's assets.

ACCOUNTANTS
  Price Waterhouse LLP acts as the independent accountants for the Fund and audits its financial statements annually.

REPORTS
  Investors will receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the address or telephone number listed on the cover of this Prospectus.

LITIGATION
  The Fund is not involved in any litigation.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE PORTFOLIO'S STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PRO-SPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OF-FERING MAY NOT BE LAWFULLY MADE.

                       UAM FUNDS -- SERVICE CLASS SHARES

 BHM&S Total Return Bond Portfolio

 FPA Crescent Portfolio

 MJI International Equity Portfolio

 Newbold's Equity Portfolio

 NWQ Balanced Portfolio

 NWQ Value Equity Portfolio

 Sirach Growth Portfolio

 Sirach Special Equity Portfolio

 Sirach Strategic Balanced Portfolio

 Sirach Equity Portfolio

 Sterling Partners' Balanced Portfolio

 Sterling Partners' Equity Portfolio

 Sterling Partners' Short-Term Fixed Income Portfolio

 Sterling Partners' Small Cap Value Portfolio

 TJ Core Equity Portfolio

  UAM Funds Service Center
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798
  1-800-638-7983

  Investment Adviser
  Murray Johnstone International Ltd.
  Glasgow, Scotland

  Distributor
  UAM FUND DISTRIBUTORS, INC.
  211 Congress Street
  Boston, MA 02110




  PROSPECTUS

  January 3, 1997

[LOGO OF UAM FUNDS APPEARS HERE]

  Newbold's Equity Portfolio

  Institutional
  Class Shares





                    January 3, 1997
             P R O S P E C T U S

                                   UAM FUNDS

                           UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                1-800-638-7983

-------------------------------------------------------------------------------

                          NEWBOLD'S EQUITY PORTFOLIO

                          INSTITUTIONAL CLASS SHARES
             INVESTMENT ADVISER: NEWBOLD'S ASSET MANAGEMENT, INC.

-------------------------------------------------------------------------------

                         PROSPECTUS -- JANUARY 3, 1997

  UAM Funds Trust (the "Fund") is an open-end investment company known as a "mutual fund." The Fund consists of multiple series (known as "Portfolios") each of which has different investment objectives and policies. Newbold's Eq-uity Portfolio currently offers two separate classes: Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). Shares of each class represent equal, pro rata interests in a Portfolio and accrue dividends in the same manner except that Service Class Shares bear fees pay-able by the class to financial institutions for services they provide to the owners of such shares. The securities offered in this Prospectus are Institu-tional Class Shares of one diversified, no-load Portfolio of the Fund managed by Newbold's Asset Management, Inc.

  NEWBOLD'S EQUITY PORTFOLIO. Newbold's Equity Portfolio (the "Portfolio") seeks to achieve maximum long-term total return, consistent with reasonable risk to principal, by investing primarily in a diversified portfolio of under-valued equity securities of statistically attractive companies.

  There can be no assurance that the Portfolio will achieve its stated objec-tive.

ABOUT THIS PROSPECTUS
  Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission. The SAI is dated January 3, 1997 and has been incorporated by reference into this Prospectus. For a free copy of the SAI contact the UAM Funds Service Center at the address or telephone number above.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES  AND
  EXCHANGE COMMISSION  OR  ANY  STATE  SECURITIES  COMMISSION,  NOR  HAS  THE
   SECURITIES AND  EXCHANGE COMMISSION  OR ANY  STATE SECURITIES  COMMISSION
    PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO  THE
     CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   3
Risk Factors...............................................................   4
Financial Highlights.......................................................   5
Investment Objectives......................................................   6
Investment Policies........................................................   6
Other Investment Policies..................................................   7
Investment Limitations.....................................................  12
Purchase of Shares.........................................................  13
Redemption of Shares.......................................................  16
Shareholder Services.......................................................  18
Valuation of Shares........................................................  18
Performance Calculations...................................................  19
Dividends, Capital Gains Distributions and Taxes...........................  19
Investment Adviser.........................................................  20
Administrative Services....................................................  21
Distributor................................................................  22
Portfolio Transactions.....................................................  22
General Information........................................................  23
UAM Funds -- Institutional Class Shares....................................  25

                                 FUND EXPENSES

  The following table illustrates expenses and fees that a shareholder of the Portfolio's Institutional Class Shares would incur. Transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PURCHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES

   Sales Load Imposed on Purchases:........................................ NONE
   Sales Load Imposed on Reinvested Dividends:............................. NONE
   Deferred Sales Load:.................................................... NONE
   Redemption Fees:........................................................ NONE
   Exchange Fees:.......................................................... NONE

                        ANNUAL FUND OPERATING EXPENSES
                        (AS A PERCENTAGE OF NET ASSETS)

   Investment Advisory Fees:...........................................  0.50 %
   Administrative Fees:................................................  0.47 %
   12b-1 Fees:.........................................................  NONE
   Other Expenses:.....................................................  0.38 %
   Advisory Fees Waived:............................................... (0.45)%
                                                                        -----
   Total Operating Expenses (After Fee Waiver):........................  0.90 %*
                                                                        =====

-----------
* The Adviser has agreed to waive all or a portion of its advisory fees and to assume operating expenses to keep the Portfolio's total annual operating ex-penses (excluding interest, taxes and extraordinary expenses) from exceeding 0.90% of average daily net assets through January 29, 1998. For the fiscal year ended April 30, 1996, the Portfolio had no expense offsets. It is esti-mated that, if the Adviser did not waive fees, the Portfolio's total annual operating expenses would be 1.35% of average daily net assets. The Adviser will not be reimbursed by the Fund for any advisory fees which are waived or expenses which the Adviser may bear on behalf of the Portfolio for a given fiscal year.

  The table above shows various fees and expenses an investor would bear di-rectly or indirectly. The expenses and fees set forth above are estimates for the fiscal year and are annualized based on the Portfolio's Institutional Class Shares' operations during the semi-annual period ended October 31, 1996, except that they have been restated to reflect the current Administrative Fees (See "ADMINISTRATIVE SERVICES" herein and in the SAI) and the current expense cap.

  The following chart shows how much a hypothetical investor would pay in ex-penses, assuming an initial investment of $1,000, a 5% annual rate of return and redemption at the end of the time period indicated.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
   Expenses.....................................   $9     $29     $50     $111

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER
  Newbold's Asset Management, Inc. (the "Adviser") is a registered investment adviser. Founded in 1940, the firm currently has over $4.8 billion in assets under management. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation. (See "INVESTMENT ADVISER.")

PURCHASE OF SHARES
  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor") to investors at net asset value without a sales commission. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment in the Portfolio is $2,500. The minimum initial in-vestment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. The minimum for any subsequent investment is $100. Cer-tain exceptions to the initial or minimum investment amounts may be made by the officers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income in an annual dividend. Any realized net capital gains will also be distributed annually. Distributions will be reinvested in the Portfolio's shares automatically unless an investor elects to receive cash distributions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTIONS OF SHARES
  Shares of the Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. (See "REDMEPTION OF SHARES.")

ADMINISTRATIVE SERVICES
  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of United As-set Management Corporation ("UAM"), is responsible for performing and oversee-ing administration, dividend disbursing and transfer agency services provided to the Fund and its Portfolios by third-party service providers. (See "ADMIN-ISTRATIVE SERVICES.")

                                 RISK FACTORS

  The value of the Portfolio's shares will fluctuate in response to changes in market and economic conditions as well as the financial conditions and pros-pects of the issuers in which the Portfolio invests. Prospective investors should consider the following: (1) The Portfolio may engage in various strate-gies to seek to hedge its investments against movements in security prices by the use of derivatives including options and futures as well as options on futures. Such strategies are commonly referred to as "derivatives" and involve the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. Options and futures transactions in foreign markets are also subject to the risk factors associated with foreign investments generally. There can be no assurance that a liquid secondary market for options and futures contracts will exist at any specific time; (2) The Portfolio may invest in the securi-ties of foreign issuers which may be subject to additional risks factors, in-cluding foreign currency risks, not applicable to securities of U.S. issuers;
(3) The Portfolio may invest in repurchase agreements which entail a risk of loss should the seller default on its transaction; (4) The Portfolio may lend its investment securities which entails a risk of loss should a borrower fail financially; (5) The Portfolio may purchase securities on a when-issued basis which do not earn interest until issued and may decline or appreciate in mar-ket value prior to their delivery to the Portfolio. (See "OTHER INVESTMENT POLICIES.")

                             FINANCIAL HIGHLIGHTS

  The following table provides selected per share information for a share out-standing throughout the periods presented of the Portfolio's Institutional Class Shares. This table is part of the Portfolio's Financial Statements in-cluded in the Portfolio's 1996 Annual Report to Shareholders and the 1996 Semi-Annual Report. The Reports are incorporated into the Portfolio's SAI. The Portfolio's Financial Statements in the Annual Report have been audited by Price Waterhouse LLP whose unqualified opinion on the Financial Statements for the period ended April 30, 1996 is also incorporated into the Portfolio's SAI. Please read the following information in conjunction with the Portfolio's 1996 Annual Report to Shareholders and the 1996 Semi-Annual Report to Shareholders.

                                           SEPTEMBER 13, 1995* SIX MONTHS ENDED
                                                   TO          OCTOBER 31, 1996
                                             APRIL 30, 1996      (UNAUDITED)
                                           ------------------- ----------------
NET ASSET VALUE, BEGINNING OF PERIOD.....        $ 10.00           $ 10.98
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income..................           0.14              0.13
  Net Realized and Unrealized Gain on
    Investments..........................           0.98              0.53
                                                 -------           -------
    Total From Investment Operations.....           1.12              0.66
                                                 -------           -------
DISTRIBUTIONS
  Net Investment Income..................          (0.12)            (0.14)
  Net Realized Gain......................          (0.02)              --
                                                 -------           -------
    Total Distributions..................          (0.14)            (0.14)
                                                 -------           -------
NET ASSET VALUE, END OF PERIOD...........        $ 10.98           $ 11.50
                                                 =======           =======
TOTAL RETURN+............................          11.31 %            6.04%
                                                 =======           =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)....        $14,090           $15,273
Ratio of Net Expenses to Average Net
  Assets.................................           0.90 %**          0.90 %**
Ratio of Net Investment Income to Average
  Net Assets.............................           2.27 %**          2.33 %**
Portfolio Turnover Rate..................             75 %              34%
Average Commission Rate..................        $0.0566           $0.0600
Voluntary Waived Fees and Expenses
  Assumed by the Adviser Per Share.......        $  0.06           $  0.03

-----------
 *  Commencement of Operations.
**  Annualized.
 + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser.

                           INVESTMENT OBJECTIVE

  The Newbold's Equity Portfolio seeks to achieve maximum long-term total re-turn, consistent with reasonable risk to principal, by investing primarily in a diversified portfolio of undervalued equity securities of statistically at-tractive companies. The Adviser believes that the Portfolio's performance over the long term will be superior to its benchmark index (the Standard & Poor's 500 Stock Index). There can be no assurance that the Portfolio will achieve its stated objective.

                           INVESTMENT POLICIES

  In seeking its investment objective, the Portfolio will invest at least 65% of its total assets, under normal circumstances, in equity securities, con-sisting of common stock, preferred stock, convertible preferred stock, con-vertible bonds, rights and warrants. The Portfolio will invest primarily in equity securities of large capitalization companies which are defined as those with equity capitalizations greater than $1 billion at the time of purchase.

  The Adviser believes that investment value and return can be achieved by in-vesting in stocks with a low price relative to current earnings. This bottom-up approach seeks to identify companies whose earnings growth suggests an in-creasing stream of future dividend income and whose share prices represent a level below realizable value.

  The Adviser is able to identify prospective companies through a computerized screening process which rates on four key elements: Market capitalization --
 $1 billion or more for purposes of liquidity; Dividend payout -- ordinarily must pay cash dividends; Financial leverage -- debt should not be excessive, and an investment grade bond rating is required; and Return on average five-year equity -- after the three previous criteria have been applied, this eval-uation is used as a measurement of profitability in selecting the top 500 com-panies.

  The stock issues of the top 500 companies are then sorted by price/earnings ratio, ranked from highest to lowest and broken into five groups, each con-sisting of 100 stocks. The bottom two groups are subject to intense fundamen-tal analysis by the Adviser. The objective is to assemble a portfolio of 40-70 statistically attractive stocks which represent relative "value" not generally recognized by the market. However, the Portfolio has the flexibility to invest in less than 40 stocks or more than 70 stocks, as the Adviser deems necessary. Earnings for cyclical stocks are normalized in this valuation process.

  Once the Portfolio has been constructed, its price/earnings multiples are continually monitored. The Portfolio will stop buying a stock when its price/earnings ratio approaches the current price/earnings multiple of the Standard & Poor's 500 Stock Index. The stock is sold when it moves above the market's multiple.

  When the Adviser believes that market conditions warrant a defensive posi-tion, up to 100% of the Portfolio's assets may be held in cash and short-term investments. See "SHORT-TERM INVESTMENTS" below for a description of the types of short-term instruments in which the Portfolio may invest for temporary de-fensive purposes. When the Portfolio is in a defensive position, it may not necessarily be pursuing its stated investment objective.

                           OTHER INVESTMENT POLICIES

  The Portfolio may also, under normal circumstances, invest up to 35% its as-sets, unless restricted by additional limitations described below or in the Portfolio's SAI, in the following securities or investment techniques:

SHORT-TERM INVESTMENTS
  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market instruments including cer-tificates of deposit, bankers' acceptances, time deposits, U.S. Government ob-ligations, U.S. Government agency securities, short-term corporate debt secu-rities, and commercial paper rated A-1 or A-2 by Standard & Poor's Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc. or if unrated, deter-mined by the Adviser to be of comparable quality.

  Time deposits maturing in more than seven days will not be purchased by the Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of the Portfolio. The Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Fed-eral Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an invest-ment quality comparable with other debt securities which may be purchased by the Portfolio.

  The Fund has received permission from the Securities and Exchange Commission (the "SEC") to deposit the daily uninvested cash balances of the Fund's Port-folios, as well as cash for investment purposes, into one or more joint ac-counts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By en-tering into these investments on a joint basis, it is expected that the Port-folio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio. (See "INVESTMENT COMPA-NIES.")

REPURCHASE AGREEMENTS
  The Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, the Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is also required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The use of repurchase agreements involves certain risks. For example, a default by the seller of the agreement may cause the Portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent se-curity selection criteria and careful monitoring procedures. The Fund has re-ceived permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint ba-sis. By entering into joint repurchase agreements, the Portfolio may incur lower transactions costs and earn higher rates of interest on joint repurchase agreements. The Portfolio's contribution would determine its return from a joint repurchase agreement. (See "SHORT TERM INVESTMENTS.")

LENDING OF SECURITIES
  The Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. The Portfolio will not loan securities to the extent that greater than one-third of its assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is sub-ject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Trustees. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions about securities lending.
  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Trustees. The Portfolio will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES
  The Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more be-fore delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by the Portfolio until it re-ceives payment or delivery from the other party to any of the above transac-tions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. The Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Typically, no income ac-crues on securities purchased on a delayed delivery basis prior to the time delivery is made although the Portfolio may earn income on securities it has deposited in a segregated account.

  The Portfolio may engage in these types of purchases in order to buy securi-ties that fit with its investment objectives at attractive prices--not to in-crease its investment leverage.

PORTFOLIO TURNOVER
  Portfolio turnover is not anticipated to exceed 60%. In addition to Portfo-lio trading costs, higher rates of portfolio turnover may result in the reali-zation of capital gains. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX-ES" for more information on taxation). The Portfolio will not normally engage in short-term trading, but each reserves the right to do so. The table set forth in "Financial Highlights" presents the Portfolio's historical portfolio turnover rates.

INVESTMENT COMPANIES
  The Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other invest-ment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addi-tion to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio provided that the investment is consistent with the Portfolio's investment policies and re-strictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advi-sory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other share-holders.

AMERICAN DEPOSITARY RECEIPTS
  The Portfolio intends to invest primarily in U.S.-based companies. In addi-tion, the Portfolio may purchase shares of foreign-based companies in the form of American Depositary Receipts (ADRs). ADRs may be sponsored or unsponsored. Sponsored ADRs are established jointly by a depositary and the underlying is-suer, whereas unsponsored ADRs may be established without participation by the underlying issuer. Holders of an unsponsored ADR generally bear all the costs associated with establishing the unsponsored ADR. The depositary of an unsponsored ADR is under no obligation to distribute shareholder communica-tions received from the underlying issuer or to pass through voting rights to the holders of the unsponsored ADR with respect to the deposited securities or pool of securities.

FOREIGN INVESTMENTS
  Investing in foreign companies may involve additional risks and considera-tions which are not typically associated with investing in U.S. companies. Since stocks of foreign companies are normally denominated in foreign curren-cies, the Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

  As non-U.S. companies are not generally subject to uniform accounting, au-diting and financial reporting standards and practices comparable to those ap-plicable to U.S. companies, comparable information may not be readily avail-able about certain foreign companies. Securities of some non-U.S. companies may be less liquid and more volatile than securities of comparable U.S. compa-nies. In addition, in certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those coun-tries.

  Although the Portfolio will seek the most favorable trading costs available in any given market, investors should recognize that foreign commissions are generally higher than those in the U.S. In addition, custodial expenses, that is, fees paid to financial institutions for holding the Portfolio's securi-ties, will generally be higher than would be the case in the U.S.

  Some foreign governments also levy withholding taxes against dividend and interest income. Although in some countries a portion of the taxes is recover-able, the non-recovered portion of foreign withholding taxes will reduce the income the Portfolio receives from the companies comprising its investments.

HEDGING AND RELATED STRATEGIES AND RISK CONSIDERATIONS
  To reduce the overall risk of its investments (hedge), the Portfolio may use options, futures contracts, and options on futures contracts. Hedging strate-gies may also be used in an attempt to manage the Portfolio's exposure to changing security prices. The Portfolio's ability to use these strategies may be limited by mar-ket conditions, regulatory limits and tax considerations. The Portfolio's ob-ligation under such hedging strategies will be covered by the maintenance of a segregated account consisting of cash or liquid securities equal to at least 100% of the Portfolio's commitment. The Portfolio may buy or sell futures con-tracts, write covered call options and buy put and call options on any secu-rity or index, including options and futures traded on foreign exchanges and options not traded on exchanges. The Portfolio's SAI contains further informa-tion on all of these strategies and the risks associated with them.

  The Portfolio may write or purchase options in privately negotiated transac-tions ("OTC Options") as well as listed options. OTC Options can be closed out only by agreement with the other party to the transaction. Any OTC Option pur-chased by the Portfolio is considered an illiquid security. Any OTC Option written by the Portfolio will be with a qualified dealer pursuant to an agree-ment under which the Portfolio may repurchase the option at a formula price. Such options are considered illiquid to the extent that the formula price ex-ceeds the intrinsic value of the option. The Portfolio may not purchase or sell futures contracts or related options for which the aggregate initial mar-gin and premiums exceed 5% of the fair market value of the Portfolio's assets. In order to prevent leverage in connection with the purchase of futures con-tracts or call options thereon by the Portfolio, an amount of cash, cash equivalents or liquid securities equal to the market value of the obligation under the futures contracts or options (less any related market deposits) will be maintained in a segregated account with the Fund's Custodian. The Portfolio may not invest more than 15% of its net assets in illiquid securities and re-purchase agreements which have a maturity of longer than seven days. A more complete discussion of the potential risks involved in transactions in options or futures contracts and related options is contained in the Portfolio's Statement of Additional Information.

  RISK CONSIDERATIONS. The Portfolio might not employ any of the hedging strategies described above, and there can be no assurance that any strategy used will succeed. If the Adviser incorrectly forecasts market values or other economic factors in utilizing a strategy for the Portfolio, the Portfolio would be in a better position if it had not hedged at all. In addition, the Portfolio will pay commissions and other costs in connection with such invest-ments which may increase the Portfolio's expenses and reduce its return.

  The use of these strategies involves certain risks, including (1) the fact that skills needed to use hedging instruments are different from those needed to select the Portfolio's securities, (2) possible imperfect correlation, or even no correlation, between price movements of hedging instruments and price movements of the investments being hedged, (3) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments and (4) the pos-sible inability of the Portfolio to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Portfolio to sell a security at a disadvantageous time due to the need for it to maintain "cover" or to segregate securities in connection with hedging transactions, and the possible inability of the Portfolio to close out or to liquidate its hedged position.

RESTRICTED AND ILLIQUID SECURITIES
  The Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified in-stitutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Trustees, the Adviser determines the li-quidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these re-stricted securities are not treated as illiquid securities for purposes of the Portfolio's investment limitations. The Portfolio may also invest up to 15% of its net assets in securities that are illiquid. The prices realized from the sales of these securities could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securi-ties.

                            INVESTMENT LIMITATIONS

  The Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the U.S. Government or any of its agencies or instrumentali-
      ties);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  (c) invest more than 5% of its assets at the time of purchase in the secu-rities of companies that have (with predecessors) a continuous operat-ing history of less than 3 years;

  (d) invest more than 25% of its assets in companies within a single indus-try; however, there are no limitations on investments made in instru-ments issued or guaranteed by the U.S. Government and its agencies.

  (e) make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agree-ments or by lending its portfolio securities to banks, brokers, deal-ers and other financial institutions so long as the loans are made in compliance with the 1940 Act, as amended, or the Rules and Regulations or interpretations of the SEC;

  (f) (i) borrow, except from banks and as a temporary measure for extraor-dinary or emergency purposes and then, in no event, in excess of 33 1/3% of the Portfolio's gross assets valued at the lower of market or cost, and

      (ii) the Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or

  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value.

  The Portfolio's investment objective and investment limitations (a), (b),
(d), (e) and (f)(i) listed above are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding voting securities of the Portfolio. The other investment limitations described here, those not specified as fundamental in the SAI, and the Portfolio's investment policies are not fundamental, and the Fund's Board of Trustees may change them without shareholder approval.

                              PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), without a sales commission at the net asset value per share next determined after an order is received by the Fund and payment is received by the Custodian. (See "VALUATION OF SHARES.") The minimum initial investment required is $2,500. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. Certain ex-ceptions may be made by officers of the Fund.

  Shares of the Portfolio may be purchased by customers of brokers-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on purchases or redemptions of Portfolio shares and may charge transaction or other account fees. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding additional or different purchase or redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, which would not be imposed if shares of the Portfolio were pur-chased directly from the Fund or the Distributor. Service Agents may provide shareholder services to their customers that are not available to a share-holder dealing directly with the Fund. A salesperson and any other person en-titled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents may enter confirmed purchase orders on behalf of their cus-tomers. If shares of a Portfolio are purchased in this manner, the Service Agent must receive your investment order before the close of trading on the New York

Stock Exchange ("NYSE"), and transmit it to the Fund's Sub-Transfer Agent prior to 4 p.m. to receive that day's share price. Proper payment for the or-der must be received by the Sub-Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are respon-sible to their customers and the Fund for timely transmission of all subscrip-tion and redemption requests, investment information, documentation and money.



INITIAL INVESTMENT BY MAIL



  . Complete and sign an Application, and mail it together with a check pay-able to UAM Funds to:

                                UAM Funds Trust
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798


  Payment for purchases of shares received by mail will be credited to an ac-count at the next share price calculated for the Portfolio after receipt. Pay-ment does not need to be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment.


BY WIRE

  . Telephone the UAM Funds Service Center and provide the account name, ad-dress, telephone number, social security or taxpayer identification num-ber, Portfolio selected, amount being wired, and the name of the bank wiring the funds. An account number will be provided to you. Next,

  . instruct your bank to wire the specified amount to the Fund's custodian:

                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds
                            Credit DDA #9102772952

                        Ref: Portfolio Name

                        Your Account Number

                         Your Account Name

                        Wire Control Number

  . Forward a completed Application to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on days when the NYSE and the Custodian Bank are open for business.


ADDITIONAL INVESTMENTS

  Additional investments can be made at any time. The minimum additional in-vestment is $100. Shares can be purchased at net asset value by mailing a check to the UAM Service Center (payable to "UAM Funds") or by wiring money to the Custodian Bank using the instructions outlined above. When making additional investments, be sure that the account name and number is identified on the check or wire and the Portfolio to be purchased is specified.

  Prior to wiring additional investments, notify the Fund by calling the num-ber on the cover of this prospectus. Mail orders should include, when possi-ble, the "Invest by Mail" stub which accompanies any Fund confirmation state-ment.

OTHER PURCHASE INFORMATION
  Investments received by 4 p.m. ET (the close of the NYSE) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund reserves the right, in its sole dis-cretion, to suspend the offering of shares of the Portfolio or to reject pur-chase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. Purchases of the Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for fractional shares will not be issued. Certif-icates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES
  If accepted by the Fund, shares of the Portfolio may be purchased in ex-change for securities which are eligible for acquisition by the Portfolio, as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by the Port-folio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for invest-ment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of the Portfolio unless:

  . at the time of exchange, such securities are eligible to be included in the Portfolio (current market quotations must be readily available for such securities);

  . the investor represents and agrees that all securities offered to be ex-changed are liquid securities and not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933, or other-wise; and

  . the value of any such securities (except U.S. Government securities) be-ing exchanged together with other securities of the same issuer owned by the

    Portfolio will not exceed 5% of the net assets of the Portfolio immedi-ately after the transaction.

  Investors who are subject to Federal taxation upon exchange may realize a gain or loss for Federal income tax purposes depending upon the cost of securi-ties or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                              REDEMPTION OF SHARES

  Shares of the Portfolio may be redeemed by mail or telephone, at any time, without cost, at the net asset value of the Portfolio next determined after re-ceipt of the redemption request. No charge is made for redemptions. Any redemp-tion may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

  . share certificates, if issued;

  . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

  . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

  . any other necessary legal documents, if required, in the case of es-tates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

BY TELEPHONE
  A redemption request by telephone requires the following:

  . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Applica-tion; and

  . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

  . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed);

  . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include re-quiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written in-structions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by tele-phone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

  . redemptions where the proceeds are to be sent to someone other than the registered shareholder(s);

  . redemptions where the proceeds are to be sent to an address which is not the registered address; or

  . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, as well as through most brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Broker-dealers guaranteeing signa-tures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guaran-tees. A notary public can not provide a signature guarantee.

OTHER REDEMPTION INFORMATION
  Normally, the Fund will make payment for all shares sold under proper proce-dures within one business day of and no more than seven days after receipt of the request, or earlier if required under applicable law. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances as determined by the SEC.

  If the Fund's Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payments wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio instead of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges when they sell portfolio securities received in pay-ment of redemptions.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
  Institutional Class Shares of the Portfolio may be exchanged for Institu-tional Class Shares of any other UAM Funds Portfolio. (See the list of Portfo-lios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to 4 p.m. (ET) will be processed as of the close of business on the same day. Re-quests received after 4 p.m. will be processed on the next business day. The Board of Trustees may limit the frequency and amount of exchanges permitted. For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES BY TELEPHONE". An exchange into another UAM Funds Portfolio is a sale of shares and may result in a gain or loss for income tax purposes. The Fund may modify or terminate the exchange privilege at any time.

                              VALUATION OF SHARES

  The net asset value of the Portfolio is determined by dividing the value of the Portfolio's assets attributable to the class, less any liabilities attrib-utable to the class, by the number of shares outstanding attributable to the class. The net asset value per share of the Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a securities exchange for which market quota-tions are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed secu-rities not traded on the valuation date for which market quotations are read-ily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Trustees determines that amortized cost reflects fair value.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Fund's Board of Trustees.

                           PERFORMANCE CALCULATIONS

  The Portfolio measures performance by calculating total return. Total return figures are based on historical earnings and are not intended to indicate fu-ture performance.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices, all as further described in the Portfolio's SAI. This information may also be included in sales literature and advertising.

  The Portfolio's Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. Con-tact the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS
  The Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes), to shareholders in quarterly dividends. If any net capital gains are realized, the Portfolio will normally distribute them annually. All dividends and capital gains distributions will be automatically reinvested in additional shares of the Portfolio unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES
  The Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal income tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, the Portfolio must, among other things, distribute substantially all of its ordinary income and net capital gains on an annual basis and maintain a portfolio of invest-ments which satisfies certain diversification criteria.

  Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains. Shareholders will be notified annually of dividend income earned for tax purposes.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month will be treated as if they had been paid by the Fund and received by the shareholders on December 31 of the same calendar year, pro-vided that the dividends are paid before February of the following year.

  The Fund is required by Federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number you have provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Application or on a separate form supplied by the Fund.

  Dividends and interest received by the Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce the Port-folio's dividends but are included in the taxable income reported on your tax statement if the Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deduc-tions and credits for foreign taxes.

                              INVESTMENT ADVISER

  The Adviser is a registered investment adviser formed in 1940. Its business offices are located at 950 Haverford Road in Bryn Mawr, Pennsylvania. The Ad-viser is a wholly-owned subsidiary of United Asset Management Corporation ("UAM") and provides and offers investment management and advisory services to corporations, unions, pensions and profit-sharing plans, trusts, estates and other institutions and investors. The Adviser currently has over $4.8 billion in assets under management.

  The Portfolio pays an annual fee in monthly installments to the Adviser for advisory services. This fee is accrued daily and paid monthly as a percentage of the average net assets in the Portfolio for that month. The percentage fee on an annual basis is 0.50%.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolio. The Distributor, UAM, the Adviser, or any of their affili-ates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services per-formed with respect to the Fund, the Portfolio or any Class of Shares of the Portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers.

  The Distributor, the Adviser and certain of their other affiliates also par-ticipate, at the date of this Prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan mar-keting and other shareholder services and receives from such entities .15 of 1% of the daily net asset value of Institutional Class Shares held by Smith Barney's eligible customer accounts in addition to amounts payable to all selling dealers. The Fund also compensates Smith Barney for services it pro-vides to certain defined contribution plan shareholders that are not otherwise provided by UAMFSI.

  An Investment Committee at the Adviser is responsible for the day-to-day management of the Portfolio.

                            ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of United As-set Management Corporation, is responsible for performing and overseeing ad-ministrative, fund accounting, dividend disbursing and transfer agent services provided to the Fund and its Portfolios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  Each Portfolio pays UAMFSI a two part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio-specific fees are calculated from the aggregate net assets of each Portfolio:

                                                                           RATE
                                                                           ----
   Newbold's Equity Portfolio............................................. .06%

  CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined Fund assets;
  0.11 of 1% of the next $800 million of combined Fund assets;

  0.07 of 1% of combined Fund assets in excess of $1 billion but less than $3 billion;

  0.05 of 1% of combined Fund assets in excess of $3 billion.

  Fees are allocated among the Portfolios on the basis of their relative as-sets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

                                  DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM with its prin-cipal office located at 211 Congress Street, Boston, Massachusetts 02110, dis-tributes the shares of the Fund. Under the Fund's Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not re-ceive any fee or other compensation under the Agreement with respect to the Institutional Class Shares offered in this Prospectus. The Agreement continues in effect as long as it is approved at least annually by the Fund's Board of Trustees. Those approving the Agreement include a majority of Trustees who are neither parties to the Agreement nor interested persons of any such party. This Agreement provides that the Fund will bear the costs of the registration of its shares with the SEC and various states and the printing of its prospec-tuses, SAIs and reports to shareholders.

                            PORTFOLIO TRANSACTIONS

  The Advisory Agreements for the Fund's Portfolios authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of in-vestment securities for each Portfolio. The Agreements direct the Adviser to use its best efforts to obtain the best available price and most favorable ex-ecution for all transactions of the Portfolios. If consistent with the inter-ests of the Portfolios, the Adviser may select brokers on the basis of re-search, statistical and pricing services these brokers provide to the Portfo-lios in addition to required Adviser services. Such brokers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that the commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolios and the Adviser's other clients. Although not a typical practice, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser.

  If a purchase or sale of securities is consistent with the investment poli-cies of a Portfolio and one or more other clients served by the Adviser is considering a purchase at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reason-able by the Adviser. Although there is no specified formula for allocating such transactions, allocations are subject to periodic review by the Fund's Trustees.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized as a Delaware business trust on May 18, 1994 under the name "The Regis Fund II." On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust." The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial inter-est, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without fur-ther action by shareholders.

  At its discretion, the Board of Trustees may create additional Portfolios and classes of shares. The shares of each Portfolio are fully paid and nonas-sessable, and have no preference as to conversion, exchange, dividends, re-tirement or other features and no pre-emptive rights. They have noncumulative voting rights, which means that holders of more than 50% of shares voting for the election of Trustees can elect 100% of the Trustees. A shareholder is en-titled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

  Both Institutional Class and Institutional Service Class Shares represent an interest in the same assets of a Portfolio. Institutional Service Class Shares bear certain expenses related to shareholder servicing, and may bear expenses related to the distribution of such shares. Service Class Shares have exclu-sive voting rights with respect to matters relating to such distribution ex-penditures. For information about the Service Class Shares of the Portfolios contact the UAM Funds Service Center at the number on the cover of this Pro-spectus.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Trustees will call a meeting of shareholders if such a meeting is requested in writing by the hold-ers of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters.

CUSTODIAN
  The Chase Manhattan Bank serves as custodian of the Fund's assets.

ACCOUNTANTS
  Price Waterhouse LLP acts as the independent accountants for the Fund and audits its financial statements annually.

REPORTS
  Investors will receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the number or address listed on the cover of this Prospectus.

LITIGATION
  The Fund is not involved in any litigation.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE PORTFOLIO'S STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PRO-SPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OF-FERING MAY NOT BE LAWFULLY MADE.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES

 Acadian Emerging Markets Portfolio
 Acadian International Equity Portfolio
 BHM&S Total Return Bond Portfolio
 Chicago Asset Management Intermediate Bond Portfolio
 Chicago Asset Management Value/Contrarian Portfolio
 C&B Balanced Portfolio
 C&B Equity Portfolio
 C&B Equity Portfolio for Taxable Investors
 C&B Mid Cap Equity Portfolio
 DSI Balanced Portfolio
 DSI Disciplined Value Portfolio
 DSI Limited Maturity Bond Portfolio
 DSI Money Market Portfolio
 FMA Small Company Portfolio
 FPA Crescent Portfolio
 Hanson Equity Portfolio
 ICM Equity Portfolio
 ICM Fixed Income Portfolio
 ICM Small Company Portfolio
 IRC Enhanced Index Portfolio
 Jacobs International Octagon Portfolio
 McKee Domestic Equity Portfolio
 McKee International Equity Portfolio
 McKee U.S. Government Portfolio
 MJI International Equity Portfolio
 Newbold's Equity Portfolio
 NWQ Balanced Portfolio
 NWQ Value Equity Portfolio
 Rice, Hall James Small Cap Portfolio
 Rice, Hall James Small/Mid Cap Portfolio
 Sirach Equity Portfolio
 Sirach Fixed Income Portfolio
 Sirach Growth Portfolio
 Sirach Short-Term Reserves Portfolio
 Sirach Special Equity Portfolio
 Sirach Strategic Balanced Portfolio
 SAMI Preferred Stock Income Portfolio
 Sterling Partners' Balanced Portfolio
 Sterling Partners' Equity Portfolio
 Sterling Partners' Short-Term Fixed Income Portfolio
 Sterling Partners' Small Cap Value Portfolio
 TS&W Equity Portfolio
 TS&W Fixed Income Portfolio
 TS&W International Equity Portfolio

  UAM Funds Service Center
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798
  1-800-638-7983

  Investment Adviser
  Newbold's Asset Management, Inc.
  950 Haverford Road
  Bryn Mawr, Pennsylvania

  Distributor
  UAM FUND DISTRIBUTORS, INC.
  211 Congress Street
  Boston, MA 02110




                      PROSPECTUS

                      January 3, 1997

 [LOGO OF UAM FUNDS APPEAR HERE]

  Newbold's Equity
  Portfolio

  Institutional Service
  Class Shares





                    January 3, 1997

             P R O S P E C T U S

                                   UAM FUNDS

                           UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                1-800-638-7983

-------------------------------------------------------------------------------

                          NEWBOLD'S EQUITY PORTFOLIO

                      INSTITUTIONAL SERVICE CLASS SHARES
             INVESTMENT ADVISER: NEWBOLD'S ASSET MANAGEMENT, INC.

-------------------------------------------------------------------------------

                         PROSPECTUS -- JANUARY 3, 1997

  UAM Funds Trust (the "Fund") is an open-end investment company known as a "mutual fund." The Fund consists of multiple series (known as "Portfolios") each of which has different investment objectives and policies. Shares of each class represent equal, pro rata interests in a Portfolio and accrue dividends in the same manner except that Service Class Shares bear fees payable by the class (at the rate of .40% per annum) to financial institutions for services they provide to the owners of such shares. (See "SERVICE AND DISTRIBUTION PLANS.") Newbold's Equity Portfolio currently offers two classes of shares:
Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). The securities offered in this Prospectus are Service Class Shares of one diversified, no-load Portfolio of the Fund managed by Newbold's Asset Management, Inc.

  NEWBOLD'S EQUITY PORTFOLIO. The Newbold's Equity Portfolio (the "Portfolio") seeks to achieve maximum long-term total return, consistent with reasonable risk to principal, by investing primarily in a diversified portfolio of under-valued equity securities of statistically attractive companies.

  There can be no assurance that the Portfolio will achieve its stated objec-tive.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission. The SAI is dated January 3, 1997 and has been incorporated by reference into this Prospectus. For a free copy of the SAI contact the UAM Funds Service Center at the address or telephone number above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   3
Risk Factors...............................................................   4
Investment Objectives......................................................   4
Investment Policies........................................................   4
Other Investment Policies..................................................   5
Investment Limitations.....................................................  11
Purchase of Shares.........................................................  12
Redemption of Shares.......................................................  15
Other Redemption Information...............................................  16
Service and Distribution Plans.............................................  17
Shareholder Services.......................................................  19
Valuation of Shares........................................................  19
Performance Calculations...................................................  20
Dividends, Capital Gains Distributions and Taxes...........................  21
Investment Adviser.........................................................  22
Administrative Services....................................................  22
Distributor................................................................  23
Portfolio Transactions.....................................................  23
General Information........................................................  24
UAM Funds--Service Class Shares............................................  25

                                 FUND EXPENSES

  The following table illustrates expenses and fees that a shareholder of the Portfolio's Service Class Shares would incur. Transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PURCHASE OF SHARES.")

  SHAREHOLDER TRANSACTION EXPENSES

   Sales Load Imposed on Purchases......................................... NONE
   Sales Load Imposed on Reinvested Dividends.............................. NONE
   Deferred Sales Load..................................................... NONE
   Redemption Fees......................................................... NONE
   Exchange Fees........................................................... NONE

  ESTIMATED ANNUAL FUND OPERATING EXPENSES (As a Percentage of Average Net As-sets)

   Investment
     Advisory
     Fees........   0.50 %
   Administrative
     Fees........   0.61 %
   12b-1 Fees:
     (Including
     Shareholder
     Servicing
     Fees)*......   0.40 %
   Other
     Expenses....   0.38 %
   Advisory Fees
     Waived and
     Expenses
     Assumed.....  (0.59)%^
                   ------
   Total
     Operating
     Expenses
     (After Fee
     Waiver and
     Expenses
     Assumed)+...   1.30 %
                   ======

-----------
+ The Adviser has voluntarily agreed to waive its advisory fees and assume op-erating expenses to keep the Portfolio's Service Class Shares' total operat-ing expenses (excluding interest, taxes and extraordinary expenses) after the effect of expense offset arrangements from exceeding 1.30% of average daily net assets until January 29, 1998. If it were not for the fee waiver and/or reimbursement, the Portfolio's Service Class Shares total annual op-erating expenses would be 1.89% of average daily net assets. The Portfolio will not reimburse the Adviser for any advisory fees which the Adviser may bear on behalf of the Portfolio for a given fiscal year.
* The Service Class Shares may bear service fees of 0.25% and distribution fees and expenses of up to 0.15%. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules of the National Association of Securities Dealers, Inc. (See "SERVICE AND DISTRIBUTION PLANS.")

  The table above shows various fees and expense an investor would bear di-rectly or indirectly. The fees and expenses set forth above are estimates and are annualized based upon the Portfolio's Institutional Class Shares opera-tions during the 6 month period ended October 31, 1996, except they have been restated to reflect 12b-1 fees, current Administrative Fees (See "ADMINISTRA-TIVE SERVICES" herein and in the SAI) and the current expense cap.

  The following example illustrates expenses a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. The Portfolios charge no redemption fees of any kind.

                                                                  1 YEAR 3 YEARS
                                                                  ------ -------
   Expenses......................................................  $ 13   $ 41

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER
  Newbold's Asset Management, Inc. (the "Adviser") is a registered investment adviser. Founded in 1940, the firm currently has over $4.8 billion in assets under management. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation. (See "INVESTMENT ADVISER.")

PURCHASE OF SHARES
  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor") to investors at net asset value without a sales commission. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment in the Portfolio is $2,500. The minimum initial in-vestment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. The minimum for any subsequent investment is $100. Cer-tain exceptions to the initial or minimum investment amounts may be made by the officers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income in an annual dividend. Any realized net capital gains will also be distributed annually. Distributions will be reinvested in the Portfolio's shares automatically unless an investor elects to receive cash distributions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTIONS OF SHARES
  Shares of the Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. (See "REDMEPTION OF SHARES.")

ADMINISTRATIVE SERVICES
  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of United As-set Management Corporation ("UAM"), is responsible for performing and oversee-ing administration, dividend disbursing and transfer agency services provided to the Fund and its Portfolios by third-party service providers. (See "ADMIN-ISTRATIVE SERVICES.")

                                 RISK FACTORS

  The value of the Portfolio's shares will fluctuate in response to changes in market and economic conditions as well as the financial conditions and pros-pects of the issuers in which the Portfolio invests. Prospective investors should consider the following: (1) The Portfolio may engage in various strate-gies to seek to hedge its investments against movements in security prices by the use of derivatives including options and futures as well as options on futures. Such strategies are commonly referred to as "derivatives" and involve the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. Options and futures transactions in foreign markets are also subject to the risk factors associated with foreign investments generally. There can be no assurance that a liquid secondary market for options and futures contracts will exist at any specific time; (2) The Portfolio may invest in the securi-ties of foreign issuers which may be subject to additional risks factors, in-cluding foreign currency risks, not applicable to securities of U.S. issuers;
(3) The Portfolio may invest in repurchase agreements which entail a risk of loss should the seller default on its transaction; (4) The Portfolio may lend its investment securities which entails a risk of loss should a borrower fail financially; (5) The Portfolio may purchase securities on a when-issued basis which do not earn interest until issued and may decline or appreciate in mar-ket value prior to their delivery to the Portfolio. (See "OTHER INVESTMENT POLICIES.")

                             INVESTMENT OBJECTIVE

  The Portfolio seeks to achieve maximum long-term total return, consistent with reasonable risk to principal, by investing primarily in a diversified portfolio of undervalued equity securities of statistically attractive companies. The Adviser believes that the Portfolio's performance over the long term will be superior to its benchmark index (the Standard & Poor's 500 Stock Index). There can be no assurance that the Portfolio will achieve its stated objective.

                              INVESTMENT POLICIES

  In seeking its investment objective, the Portfolio will invest at least 65% of its total assets, under normal circumstances, in equity securities, con-sisting of common stock, preferred stock, convertible preferred stock, con-vertible bonds, rights and warrants. The Portfolio will invest primarily in equity securities of large capitalization companies which are defined as those with equity capitalizations greater than $1 billion at the time of purchase.

  The Adviser believes that investment value and return can be achieved by in-vesting in stocks with a low price relative to current earnings. This bottom-up approach seeks to identify companies whose earnings growth suggests an in-creasing stream of future dividend income and whose share prices represent a level below realizable value.

  The Adviser is able to identify prospective companies through a computerized screening process which rates on three key elements: Market capitalization--$1 billion or more for purposes of liquidity; Dividend payout--ordinarily must pay cash dividends; Financial leverage--debt should not be excessive, and an investment grade bond rating is required.

  The stock issues of the qualifying companies are then sorted by price- /earnings ratio, ranked from highest to lowest and broken into five groups, each consisting of 100 stocks. The bottom two groups are subject to intense fundamental analysis by the Adviser. The objective is to assemble a portfolio of 40-70 statistically attractive stocks which represent relative "value" not generally recognized by the market. However, the Portfolio has the flexibility to invest in less than 40 stocks or more than 70 stocks, as the Adviser deems necessary. Earnings for cyclical stocks are normalized in this valuation proc-ess.

  Once the portfolio has been constructed, its price/earnings multiples are continually monitored. The Portfolio will stop buying a stock when its price- /earnings ratio approaches the current price/earnings multiple of the Standard & Poor's 500 Stock Index. The stock is sold when it moves above the market's multiple.

  When the Adviser believes that market conditions warrant a defensive posi-tion, up to 100% of the Portfolio's assets may be held in cash and short-term investments. See "SHORT-TERM INVESTMENTS" below for a description of the types of short-term instruments in which the Portfolio may invest for temporary de-fensive purposes. When the Portfolio is in a defensive position, it may not necessarily be pursuing its stated investment objective.

                           OTHER INVESTMENT POLICIES

  The Portfolio may also, under normal circumstances, invest up to 35% its as-sets, unless restricted by additional limitations described below or in the Portfolio's SAI, in the following securities or investment techniques:

SHORT-TERM INVESTMENTS

  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market instruments including cer-tificates of deposit, bankers' acceptances, time deposits, U.S. Government ob-ligations, U.S. Government agency securities, short-term corporate debt secu-rities, and commercial paper rated A-1 or A-2 by Standard & Poor's Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc., or if unrated, de-termined by the Adviser to be of comparable quality.

  Time deposits maturing in more than seven days will not be purchased by the Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of the Portfolio. The Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies,
(ii) in the case of U.S. banks, it is a member of the Federal Deposit Insur-ance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality compara-ble with other debt securities which may be purchased by the Portfolio.

  The Fund has received permission from the Securities and Exchange Commission (the "SEC") to deposit the daily uninvested cash balances of the Fund's Port-folios, as well as cash for investment purposes, into one or more joint ac-counts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By en-tering into these investments on a joint basis, it is expected that the Port-folio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio. (See "INVESTMENT COMPANIES.")

REPURCHASE AGREEMENTS
  The Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, the Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is also required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The use of repurchase agreements involves certain risks. For example, a default by the seller of the agreement may cause the Portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent se-curity selection criteria and careful monitoring procedures. The Fund has re-ceived permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint ba-sis. By entering into joint repurchase agreements, the Portfolio may incur lower transactions costs and earn higher rates of interest on joint repurchase agreements. The Portfolio's contribution would determine its return from a joint repurchase agreement. (See "SHORT TERM INVESTMENTS.")

LENDING OF SECURITIES
  The Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. The Portfolio will not loan securities to the extent that greater than one-third of its assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is sub-ject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Trustees. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Trustees. The Portfolios will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES
  The Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more be-fore delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by the Portfolio until it re-ceives payment or delivery from the other party to any of the above transac-tions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. The Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Typically, no income ac-crues on securities purchased on a delayed delivery basis prior to the time delivery is made although the Portfolio may earn income on securities it has deposited in a segregated account.

  The Portfolio may engage in these types of purchases in order to buy securi-ties that fit with its investment objectives at attractive prices--not to in-crease its investment leverage.

PORTFOLIO TURNOVER
  Portfolio turnover is not anticipated to exceed 60%. In addition to Portfo-lio trading costs, higher rates of portfolio turnover may result in the reali-zation of capital gains. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" for more information on taxation). The Portfolio will not normally engage in short-term trading, but reserves the right to do so. The table set forth in "Financial Highlights" presents the Portfolio's historical portfolio turnover rates.

INVESTMENT COMPANIES
  The Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other invest-ment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addi-tion to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio provided that the investment is consistent with the Portfolio's investment policies and re-strictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advi-sory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other share-holders.

AMERICAN DEPOSITARY RECEIPTS
  The Portfolio intends to invest primarily in U.S.-based companies. In addi-tion, the Portfolio may purchase shares of foreign-based companies in the form of American Depositary Receipts (ADRs). ADRs may be sponsored or unsponsored. Sponsored ADRs are established jointly by a depositary and the underlying is-suer, whereas unsponsored ADRs may be established without participation by the underlying issuer. Holders of an unsponsored ADR generally bear all the costs associated with establishing the unsponsored ADR. The depositary of an unsponsored ADR is under no obligation to distribute shareholder communica-tions received from the underlying issuer or to pass through voting rights to the holders of the unsponsored ADR with respect to the deposited securities or pool of securities.

FOREIGN INVESTMENTS
  Investing in foreign companies may involve additional risks and considera-tions which are not typically associated with investing in U.S. companies. Since stocks of foreign companies are normally denominated in foreign curren-cies, the Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

  As non-U.S. companies are not generally subject to uniform accounting, au-diting and financial reporting standards and practices comparable to those applicable to U.S. companies, comparable information may not be readily avail-able about certain foreign companies. Securities of some non-U.S. companies may be less liquid and more volatile than securities of comparable U.S. compa-nies. In addition, in certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those coun-tries.

  Although the Portfolio will seek the most favorable trading costs available in any given market, investors should recognize that foreign commissions are generally higher than those in the U.S. In addition, custodial expenses, that is, fees paid to financial institutions for holding the Portfolio's securi-ties, will generally be higher than would be the case in the U.S.

  Some foreign governments also levy withholding taxes against dividend and interest income. Although in some countries a portion of the taxes is recover-able, the non-recovered portion of foreign withholding taxes will reduce the income the Portfolio receives from the companies comprising its investments.

HEDGING AND RELATED STRATEGIES AND RISK CONSIDERATIONS
  To reduce the overall risk of its investments (hedge), the Portfolio may use options, futures contracts, and options on futures contracts. Hedging strate-gies may also be used in an attempt to manage the Portfolio's exposure to changing security prices. The Portfolio's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. The Portfolio's obligation under such hedging strategies will be covered by the maintenance of a segregated account consisting of cash, or liquid securities equal to at least 100% of the Portfolio's commitment. The Portfolio may buy or sell futures contracts, write covered call options and buy put and call op-tions on any security or index, including options and futures traded on for-eign exchanges and options not traded on exchanges. The Portfolio's Statement of Additional Information contains further information on all of these strate-gies and the risks associated with them.

  The Portfolio may write or purchase options in privately negotiated transac-tions ("OTC Options") as well as listed options. OTC Options can be closed out only by agreement with the other party to the transaction. Any OTC Option pur-chased by the Portfolio is considered an illiquid security. Any OTC Option written by the Portfolio will be with a qualified dealer pursuant to an agree-ment under which the Portfolio may repurchase the option at a formula price. Such options are considered illiquid to the extent that the formula price ex-ceeds the intrinsic value of the option. The Portfolio may not purchase or sell futures contracts or related options for which the aggregate initial mar-gin and premiums exceed 5% of the fair market value of the Portfolio's assets. In order to prevent leverage in connection with the purchase of futures contracts or call options thereon by the Portfo-lio, an amount of cash, cash equivalents or liquid securities equal to the market value of the obligation under the futures contracts or options (less any related market deposits) will be maintained in a segregated account with the Fund's Custodian. The Portfolio may not invest more than 15% of its net assets in illiquid securities and repurchase agreements which have a maturity of longer than seven days. A more complete discussion of the potential risks involved in transactions in options or futures contracts and related options is contained in the Portfolio's Statement of Additional Information.

  RISK CONSIDERATIONS. The Portfolio might not employ any of the hedging strategies described above, and there can be no assurance that any strategy used will succeed. If the Adviser incorrectly forecasts market values or other economic factors in utilizing a strategy for the Portfolio, the Portfolio would be in a better position if it had not hedged at all. In addition, the Portfolio will pay commissions and other costs in connection with such invest-ments which may increase the Portfolio's expenses and reduce its return.

  The use of these strategies involves certain risks, including (1) the fact that skills needed to use hedging instruments are different from those needed to select the Portfolio's securities, (2) possible imperfect correlation, or even no correlation, between price movements of hedging instruments and price movements of the investments being hedged, (3) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments and (4) the possible inability of the Portfolio to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Portfolio to sell a security at a disadvanta-geous time due to the need for it to maintain "cover" or to segregate securi-ties in connection with hedging transactions, and the possible inability of the Portfolio to close out or to liquidate its hedged position.

RESTRICTED AND ILLIQUID SECURITIES
  The Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified in-stitutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Trustees, the Adviser determines the li-quidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these re-stricted securities are not treated as illiquid securities for purposes of the Portfolio's investment limitations. The Portfolio may also invest up to 15% of its net assets in securities that are illiquid. The prices realized from the sales of these securities could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securi-ties.

                            INVESTMENT LIMITATIONS

  The Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the U.S. Government or any of its agencies or instrumentali-
      ties);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  (c) invest more than 5% of its assets at the time of purchase in the secu-rities of companies that have (with predecessors) a continuous operat-ing history of less than 3 years;

  (d) invest more than 25% of its assets in companies within a single indus-try; however, there are no limitations on investments made in instru-ments issued or guaranteed by the U.S. Government and its agencies.

  (e) make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agree-ments or by lending its portfolio securities to banks, brokers, deal-ers and other financial institutions so long as the loans are made in compliance with the 1940 Act, as amended, or the Rules and Regulations or interpretations of the SEC;

  (f) (i) borrow, except from banks and as a temporary measure for extraor-dinary or emergency purposes and then, in no event, in excess of 33 1/3% of the Portfolio's gross assets valued at the lower of market or cost, and (ii) the Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or

  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market valuej.

  The Portfolio's investment objective and investment limitations (a), (b),
(d), (e) and (f)(i) listed above are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding voting securities of the Portfolio. The other investment limitations described here, those not specified as fundamental in the SAI, and the Portfolio's investment policies are not fundamental, and the Fund's Board of Trustees may change them without shareholder approval.

                              PURCHASE OF SHARES

  Shares of the Portfolio and Classes are offered through UAM Fund Distribu-tors, Inc. (the "Distributor") without a sales commission, at the net asset value per share next determined after an order is received by the Fund and payment is received by the custodian. The required minimum initial investment for the Portfolio is $2,500. The initial investment minimum for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. Cer-tain exceptions may be determined by the officers of the Fund.

  The Portfolio issues two classes of shares: Institutional Class and Institu-tional Service Class. The two classes of shares each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that the Service Class Shares offered by this Prospectus bear shareholder servicing expenses and distribution plan expenses, and have exclusive voting rights with respect to the Rule 12b-1 Distribution Plan pur-suant to which the distribution fee may be paid. The two classes have differ-ent exchange privileges. (See "EXCHANGE PRIVILEGE.") The net income attribut-able to Service Class Shares and the dividends payable on Service Class Shares will be reduced by the amount of the shareholder servicing and distribution fees; accordingly, the net asset value of the Service Class Shares will be re-duced by such amount to the extent the Portfolio has undistributed net income.

  Some Service Agents may also impose additional or different conditions or other account fees on the purchase and redemption of Portfolio shares, which are not subject to the Rule 12b-1 Service and Distribution Plans, which may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, and would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distributor. The Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding different purchase and redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one par-ticular class of shares over another in the Fund.

  Service Agents may enter confirmed purchase orders on behalf of their cus-tomers. If shares of the Portfolio are purchased in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE"), and transmit it to the Fund's Sub-Transfer Agent prior to 4 p.m. to receive that day's share price. Proper payment for the order must be received by the Sub-Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their cus-tomers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

INITIAL INVESTMENT
  BY MAIL
  . Complete and sign an Application and forward it together with a check payable to UAM Funds to:

                                UAM Funds Trust
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for purchases of shares received by mail will be credited to an ac-count at the next share price calculated for the Portfolio after receipt. Pay-ment does not need to be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment.

BY WIRE
  . Telephone the UAM Funds Service Center and provide the account name, ad-dress, telephone number, social security or taxpayer identification num-ber, the Portfolio selected (Service Class Shares), the amount being wired and the name of the bank wiring the funds. An account number will then be provided to you. Next,

  . instruct your bank to wire the specified amount to the Fund's Custodian;

                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds
                            Credit DDA #9102772952
                          Ref: Portfolio Name
                          Your Account Number
                           Your Account Name
                          Wire Control Number

  . Forward a completed Application to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on days when the NYSE and the Custodian Bank are open for business.

ADDITIONAL INVESTMENTS
  Additional investment may be made at any time. The minimum additional in-vestment is $100. Shares may be purchased at net asset value through your Service Agent or by mailing a check to the UAM Funds Service Center (payable to "UAM Funds") at the above address or by wiring monies to the Custodian Bank using the instructions outlined above. When making additional investments, be sure that your account number, account name, class of shares, and the Portfo-lio to be purchased, are specified on the check or wire.

  Prior to wiring additional investments, please notify the UAM Funds Service Center. Mail orders should include, when possible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.

OTHER PURCHASE INFORMATION
  Investments received by 4 p.m. ET (the close of the NYSE) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund reserves the right, in its sole dis-cretion, to suspend the offering of shares of each Portfolio or to reject pur-chase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for fractional shares will not be issued. Certif-icates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES
  If accepted by the Fund, shares of a Portfolio may be purchased in exchange for securities which are eligible for acquisition by the Portfolio, as de-scribed in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by a Portfo-lio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights per-taining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securi-ties acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of a Portfolio unless:

  . at the time of exchange, such securities are eligible to be included in the Portfolio (current market quotations must be readily available for such securities);

  . the investor represents and agrees that all securities offered to be ex-changed are liquid securities and not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933, or other-wise; and

  . the value of any such securities (except U.S. Government securities) be-ing exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio im-mediately after the transaction.

  Investors who are subject to Federal taxation upon exchange may realize a gain or loss for Federal income tax purposes depending upon the cost of secu-rities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of the Portfolio may be redeemed by mail or telephone, at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. No charge is made for redemptions. Any re-demption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.
BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

  . share certificates, if issued;

  . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

  . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

  . any other necessary legal documents, if required, in the case of es-tates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

BY TELEPHONE
  A redemption request by telephone requires the following:

  . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Applica-tion; and

  . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

  . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed);

  . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include re-quiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written in-structions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by tele-phone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

  . redemptions where the proceeds are to be sent to someone other than the registered shareholder(s);

  . redemptions where the proceeds are to be sent to an address which is not the registered address; or

  . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible signature guarantors include most banks, as well as most brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Broker-dealers guaranteeing signa-tures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guaran-tees. A notary public can not provide a signature guarantee.

                         OTHER REDEMPTION INFORMATION

  Normally, the Fund will make payment for all shares sold under proper proce-dures within one business day of and no more than seven days after the receipt of the request, or earlier if required under applicable law. The Fund may sus-pend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances determined by the SEC.

  If the Board of Trustees determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur bro-kerage charges on the sale of portfolio securities received in payment of re-demptions.

                        SERVICE AND DISTRIBUTION PLANS

  Under the Service Plan for Service Class Shares, adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund may enter into service agreements with Service Agents (broker-dealers or other financial institutions) who receive fees with respect to the Fund's Service Class Shares owned by shareholders for whom the Service Agent is the dealer or holder of record, or for whom the Service Agent performs Servicing, as defined below. These fees are paid out of the assets allocable to Service Class Shares to the Distributor or to the Service Agents directly or through the Distributor. The Fund reimburses the Distributor or the Service Agent for payments made at an annual rate of up to 0.40% of the average daily value of Service Class Shares owned by clients of the Service Agent during the period payments for Servicing are being made to it. Such payments are borne exclusively by the Service Class Shares. Each item for which a payment may be made under the Service Plan constitutes personal service and/or shareholder account maintenance and may constitute an expense of distributing Fund shares as the SEC construes such term under Rule 12b-1. The fees payable for Servicing reflect actual expenses incurred up to the limit described herein.

  Servicing may include assisting clients in changing dividend options, ac-count designations and addresses; performing subaccounting; establishing and maintaining shareholder accounts and records; processing purchase and redemp-tion transactions; investing client cash account balances automatically in Service Class Shares; providing periodic statements showing a client's account balance and integrating such statements with those of other transactions and balances in the client's other accounts serviced by the Service Agent; arrang-ing for bank wires; and such other services as the Fund may request, to the extent the Service Agent is permitted by applicable statute, rule or regula-tion.

  The Glass-Steagall Act and other applicable laws prohibit federally chart-ered or supervised banks from engaging in certain aspects of the business of issuing, underwriting, selling and/or distributing securities. Accordingly, banks will be engaged to act as Service Agents only to perform administrative and shareholder servicing functions, including transaction-related agency services for their customers. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain Fund shareholders and alter-native means for continuing the servicing of such shareholders would be sought.

  The Distributor promotes the distribution of the Service Class Shares in ac-cordance with the terms of a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan provides for the use of Fund assets allocable to Service Class Shares to pay expenses of distributing such shares.

  The Distribution Plan and Service Plan (the "Plans") were approved by the Board, including a majority of the Trustees who are not "interested persons" of the Fund as defined in the 1940 Act (and each of whom has no direct or indi-rect financial interest in the Plans or any agreement related thereto, re-ferred to herein as the "12b-1 Trustees"). The Plans may be terminated at any time by the vote of the Board or the 12b-1 Trustees, or by the vote of a ma-jority of the outstanding Service Class Shares of the Portfolio involved.

  While the Plans continue in effect, the selection of the 12b-1 Trustees is committed to the discretion of such persons then in office. The Plans provide generally that the Portfolio may incur distribution and service costs under the Plans which may not exceed in the aggregate 0.75% per annum of that Port-folio's net assets. The Board has currently limited aggregate payments under the Plans to 0.50% per annum of the Portfolio's net assets. The Service Class Shares offered by this Prospectus currently are not making payments under the Distribution Plan. Under the Plans as implemented, Distribution Plan expenses may be no more than 0.15% and Service Plan expenses may be no more than 0.25%. Upon implementation, the Distribution Plan would permit payments to the Dis-tributor, broker-dealers, other financial institutions, sales representatives or other third parties who render promotional and distribution services, for items such as advertising expenses, selling expenses, commissions or travel reasonably intended to result in sales of Service Class Shares and for the printing of prospectuses sent to prospective purchasers of Service Class Shares of the Portfolio.

  Although the Plans may be amended by the Board of Trustees, any changes in the Plans which would materially increase the amounts authorized to be paid under the Plans must be approved by shareholders of the Class involved. The total amounts paid under the foregoing arrangements may not exceed the maximum limits specified above, and the amounts and purposes of expenditures under the Plans must be reported to the 12b-1 Trustees quarterly. The amounts allowable under the Plans for each Class of Shares of the Portfolios are also limited under certain rules of the National Association of Securities Dealers, Inc.

  In addition to payments by the Fund under the Plans, the Distributor, United Asset Management Corporation, the parent company of UAMFSI, and of the Adviser or any of their affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, the Portfolio or any Class of Shares of the Portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such service arrangements, when in effect, are made generally available to all qualified service providers. The Adviser may compensate its affiliated compa-nies for referring investors to the Portfolio.

  The Distributor, the Adviser and certain of their other affiliates also par-ticipate, at the date of this Prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan mar-keting and shareholder services and receives from such entities an amount equal to up to

33.3% of the portion of the investment advisory fees attributable to the in-vested assets of Smith Barney's eligible customer accounts without regard to any expense limitation in addition to amounts payable to all selling dealers. The Fund also compensates Smith Barney for services it provides to certain de-fined contribution plan shareholders that are not otherwise provided by UAMFSI.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
  Service Class Shares of the Portfolio may be exchanged for Service Class Shares of any other UAM Funds Portfolio. (See the list of Portfolios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to 4 p.m. (ET) will be processed as of the close of business on the same day. Re-quests received after 4 p.m. will be processed on the next business day. The Board of Trustees may limit the frequency and amount of exchanges permitted. For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES BY TELEPHONE." An exchange into another UAM Funds Portfolio is a sale of shares and may result in a gain or loss for income tax purposes. The Fund may modify or terminate the exchange privilege at any time.

                              VALUATION OF SHARES

  The net asset value of the Portfolio is determined by dividing the value of the Portfolio's assets attributable to the class, less any liabilities attrib-utable to the class, by the number of shares outstanding attributable to the class. The net asset value per share of the Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a securities exchange for which market quota-tions are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are con-verted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Trustees determines that amortized cost reflects fair value.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Fund's Board of Trustees.

                           PERFORMANCE CALCULATIONS

  The Portfolio measures performance by calculating total return. Total return figures are based on historical earnings and are not intended to indicate fu-ture performance.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  Performance will be calculated separately for Institutional Class and Serv-ice Class Shares. Dividends paid by the Portfolio with respect to Institu-tional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service fees, distribution charges and any incremental transfer agency costs relating to Service Class Shares will be borne exclusively by that class.

  The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices, all as further described in the Portfolio's SAI. This information may also be included in sales literature and advertising.

  The Portfolio's Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. Con-tact the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS
  The Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in quarterly dividends. If any net capital gains are realized, the Portfolio will normally distribute them annually. All dividends and capital gains distributions will be automatically reinvested in additional shares of the Portfolio unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES
  The Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal in-come tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, the Portfolio must, among other things, distribute substantially all of its ordinary income and net capital gains on an annual current basis and maintain a portfolio of in-vestments which satisfies certain diversification criteria.

  Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains. Shareholders will be notified annually of dividend income earned for tax purposes.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month will be treated as if they had been paid by the Fund and received by the shareholders on December 31 of the same calendar year, pro-vided that the dividends are paid before February of the following year.

  The Fund is required by Federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number you have provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Application or on a separate form supplied by the Fund.

  Dividends and interest received by the Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce the Port-folio's dividends but are included in the taxable income reported on your tax statement if the Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deduc-tions and credits for foreign taxes.

                               INVESTMENT ADVISER

  The Adviser is a registered investment adviser formed in 1940. Its business offices are located at 950 Haverford Road in Bryn Mawr, Pennsylvania. The Ad-viser is a wholly-owned subsidiary of United Asset Management Corporation ("UAM") and provides and offers investment management and advisory services to corporations, unions, pensions and profit-sharing plans, trusts, estates and other institutions and investors. The Adviser currently has over $4.8 billion in assets under management.

  The Portfolio pays an annual fee in monthly installments to the Adviser for advisory services. This fee is accrued daily and paid monthly as a percentage of the average net assets in the Portfolio for that month. The percentage fee on an annual basis is 0.50%.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolio. The Adviser and its parent company may also make payments to unaffiliated brokers who perform distribution, marketing, shareholder and other services with respect to the Portfolio.

  An Investment Committee at the Adviser is responsible for the day-to-day man-agement of the Portfolio.

                            ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of United Asset Management Corporation, is responsible for performing and overseeing adminis-trative, fund accounting, dividend disbursing and transfer agent services pro-vided to the Fund and its Portfolios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  Each Portfolio pays UAMFSI a two part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio-specific fees are calculated from the aggregate net assets of each Portfolio:

                                                                           RATE
                                                                           ----
     Newbold's Equity Portfolio........................................... .04%

  CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

    0.19 of 1% of the first $200 million of combined Fund assets;

    0.11 of 1% of the next $800 million of combined Fund assets;

  0.07 of 1% of combined Fund assets in excess of $1 billion but less than $3 billion;

  0.05 of 1% of combined Fund assets in excess of $3 billion.

  Fees are allocated among the Portfolios on the basis of their relative as-sets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

                                  DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM with its prin-cipal office located at 211 Congress Street, Boston, Massachusetts 02110, dis-tributes the shares of the Fund. Under the Fund's Distribution Agreement (the "Distribution Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not receive any fee or other compensation under the Distribution Agree-ment (except as described under "Service and Distribution Plans" above). The Agreement continues in effect as long as it is approved at least annually by the Fund's Board of Trustees. Those approving the Agreement include a majority of Trustees who are neither parties to the Agreement nor interested persons of any such party. This Distribution Agreement provides that the Fund will bear the costs of the registration of its shares with the SEC and various states and the printing of its prospectuses, SAIs and reports to shareholders.

                            PORTFOLIO TRANSACTIONS

  The Advisory Agreements for the Fund's Portfolios authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of in-vestment securities for each Portfolio. The Agreements direct the Adviser to use its best efforts to obtain the best available price and most favorable ex-ecution for all transactions of the Portfolios. If consistent with the inter-ests of the Portfolios, the Adviser may select brokers on the basis of re-search, statistical and pricing services these brokers provide to the Portfo-lios in addition to required Adviser services. Such brokers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that the commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolios and the Adviser's other clients. Although not a typical practice, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser.

  If a purchase or sale of securities is consistent with the investment poli-cies of a Portfolio and one or more other clients served by the Adviser is considering a purchase at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reason-able by the Adviser. Although there is no specified formula for allocating such transactions, allocations are subject to periodic review by the Fund's Trustees.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized as a Delaware business trust on May 18, 1994 under the name "The Regis Fund II." On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust." The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial inter-est, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without fur-ther action by shareholders.

  At its discretion, the Board of Trustees may create additional Portfolios and classes of shares. The shares of each Portfolio are fully paid and nonas-sessable, and have no preference as to conversion, exchange, dividends, re-tirement or other features and no pre-emptive rights. They have noncumulative voting rights, which means that holders of more than 50% of shares voting for the election of Trustees can elect 100% of the Trustees. A shareholder is en-titled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

  Both Institutional Class and Service Class Shares represent an interest in the same assets of a Portfolio and are identical in all respects except that the Service Class Shares bear certain expenses related to shareholder servic-ing, and the distribution of such shares and have exclusive voting rights with respect to the Rule 12b-1 Distribution Plan pursuant to which the distribution fee may be paid and with respect to matters relating to such distribution ex-penditures. Information about the Institutional Class Shares of the Portfolios is available upon request by contacting the UAM Funds Service Center.

  Annual meetings except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Trustees will call a meeting of share-holders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. The Fund will assist share-holder communications in such matters.

CUSTODIAN
  The Chase Manhattan Bank serves as custodian of the Fund's assets.

ACCOUNTANTS
  Price Waterhouse LLP acts as the independent accountants for the Fund and audits its financial statements annually.

REPORTS
  Investors will receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the address or telephone number listed on the cover of this Prospectus.

LITIGATION
  The Fund is not involved in any litigation.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE PORTFOLIO'S STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PRO-SPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OF-FERING MAY NOT BE LAWFULLY MADE.

                        UAM FUNDS--SERVICE CLASS SHARES

 BHM&S Total Return Bond Portfolio

 FPA Crescent Portfolio

 MJI International Equity Portfolio

 Newbold's Equity Portfolio

 NWQ Balanced Portfolio
 NWQ Value Equity Portfolio

 Sirach Growth Portfolio
 Sirach Equity Portfolio
 Sirach Strategic Balanced Portfolio
 Sirach Special Equity Portfolio

 Sterling Partner's Balanced Portfolio
 Sterling Partner's Equity Portfolio
 Sterling Partner's Short-Term Fixed Income
 Sterling Partners' Small Cap Value Portfolio

 TJ Core Equity Portfolio

  UAM Funds Service Center
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798
  1-800-638-7983

  Investment Adviser
  Newbold's Asset Management, Inc.
  950 Haverford Road
  Bryn Mawr, Pennsylvania

  Distributor
  211 Congress Street
  Boston, MA 02110
  UAM FUND DISTRIBUTORS, INC.




  PROSPECTUS

  January 3, 1997

[LOGO OF UAM FUNDS APPEARS HERE]

  TJ Core Equity
  Portfolio

  Institutional Service
  Class Shares



             P R O S P E C T U S



                    January 3, 1997

                                   UAM FUNDS

                           UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                1-800-638-7983

-------------------------------------------------------------------------------

                           TJ CORE EQUITY PORTFOLIO

                      INSTITUTIONAL SERVICE CLASS SHARES
          INVESTMENT ADVISER: TOM JOHNSON INVESTMENT MANAGEMENT, INC.

-------------------------------------------------------------------------------

                          PROSPECTUS--JANUARY 3, 1997

  UAM Funds Trust (the "Fund") is an open-end investment company known as a "mutual fund." The Fund consists of multiple series (known as "Portfolios") each of which has different investment objectives and policies. TJ Core Equity Portfolio currently offers only one class of shares. The securities offered in this Prospectus are Institutional Service Class Shares ("Service Class Shares") of one diversified Portfolio of the Fund managed by Tom Johnson In-vestment Management, Inc.

  TJ CORE EQUITY PORTFOLIO. TJ Core Equity Portfolio (the "Portfolio") seeks maximum total return consistent with reasonable risk to principal by investing in the common stock of quality companies with lower valuations in sectors of the economy exhibiting strong, or improving relative performance.

  There can be no assurance that the Portfolio will achieve its stated objec-tive.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission. The SAI is dated January 3, 1997 and has been incorporated by reference into this Prospectus. For a free copy of the SAI contact the UAM Funds Service Center at the address or telephone number above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   3
Risk Factors...............................................................   4
Financial Highlights.......................................................   4
Investment Objective.......................................................   6
Investment Policies........................................................   6
Other Investment Policies..................................................   7
Investment Limitations.....................................................  12
Purchase of Shares.........................................................  12
Redemption of Shares.......................................................  16
Service and Distribution Plans.............................................  17
Shareholder Services.......................................................  20
Valuation of Shares........................................................  20
Performance Calculations...................................................  21
Dividends, Capital Gains Distributions and Taxes...........................  21
Investment Adviser.........................................................  22
Administrative Services....................................................  23
Distributor................................................................  24
Portfolio Transactions.....................................................  24
General Information........................................................  25
UAM Funds -- Service Class Shares..........................................  27

                                 FUND EXPENSES

  The following table illustrates expenses and fees that a shareholder of the Portfolio's Service Class Shares would incur. Transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PURCHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES

   Sales Load Imposed on Purchases......................................... NONE
   Sales Load Imposed on Reinvested Dividends.............................. NONE
   Deferred Sales Load..................................................... NONE
   Redemption Fees......................................................... NONE
   Exchange Fees........................................................... NONE

                        ANNUAL FUND OPERATING EXPENSES
                        (AS A PERCENTAGE OF NET ASSETS)

   Investment Advisory Fees.........................................  0.75 %
   Administrative Fees..............................................  3.69 %
   12b-1 Fees (Including Shareholder Servicing Fees)+...............  0.25 %
   Other Expenses...................................................  2.27 %
   Advisory Fees Waived and Expenses Assumed........................ (5.71)%
                                                                     -----
   Total Operating Expenses (After Fee Waivers and Expenses
     Assumed).......................................................  1.25 %+*
                                                                     =====

-----------
+ See "SERVICE AND DISTRIBUTION PLANS." Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permit-ted by rules of the National Association of Securities Dealers, Inc.
* The Adviser has voluntarily agreed to waive all or a portion of its advisory fees and to assume operating expenses to keep the Portfolio's Service Class Shares' total annual operating expenses (excluding interest, taxes and ex-traordinary expenses) from exceeding 1.25% of average daily net assets through January 1, 1998. The figures above include the effect of expense offsets. If expense offsets were excluded, annualized Total Operating Ex-penses for the six month period ended October 31, 1996 would be 1.29%. (See "FINANCIAL HIGHLIGHTS.") It is estimated that if the Adviser did not waive fees and assume expenses, the total annual operating expenses of the Portfo-lio's Service Class Shares would be 6.96% of average daily net assets. The Adviser will not be reimbursed by the Fund for any advisory fees which are waived or expenses which the Adviser may bear on behalf of the Portfolio for a given fiscal year.

  The table above shows various fees and expenses an investor would bear di-rectly or indirectly. The expenses and fees set forth above are estimates for the fiscal year and are annualized based on the Portfolio's Service Class Shares' operations during the semi-annual period ended October 31, 1996, except that these have been restated to reflect the current Administrative Fees (See "AD-MINISTRATIVE SERVICES" herein and in the SAI) and the current expense cap.

  The following example illustrates expenses a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. The Portfolios charge no redemption fees of any kind.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
   Expenses.....................................  $13     $40     $69     $152

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER
  Tom Johnson Investment Management, Inc. (the "Adviser") is a registered in-vestment adviser. Founded in 1983, the Adviser currently has approximately $1.9 billion in assets under management. The Adviser is a wholly-owned subsid-iary of United Asset Management Corporation. (See "INVESTMENT ADVISER.")

PURCHASE OF SHARES
  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), to investors at net asset value without a sales commission. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment is $2,500. The minimum for subsequent investments is $100. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. Certain exceptions to the initial or minimum investment amounts may be made by the officers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income in quarterly dividends. The Portfolio will distribute any realized net capital gains annually. Distributions will be reinvested in Portfolio shares automatically unless an investor elects to receive cash distributions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTIONS AND EXCHANGES
  Shares of the Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. (See "REDEMPTION OF SHARES.")

ADMINISTRATIVE SERVICES
  UAM Funds Services Inc. ("UAMFSI"), a wholly-owned subsidiary of United As-set Management Corporation, is responsible for performing and overseeing ad-ministration, fund accounting, dividend disbursing and transfer agency serv-ices provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  The value of the Portfolio's shares will fluctuate in response to changes in market and economic conditions as well as the financial conditions and pros-pects of the issuers in which a Portfolio invests. Investors should consider the following factors: (1) The Portfolio may invest in repurchase agreements which entail a risk of loss should the seller default on its transaction; (2) The Portfolio may invest a portion of its assets in derivatives including futures contracts and options; (3) The Portfolio may invest in the securities of foreign issuers which may be subject to additional risk factors, including foreign currency risks, not applicable to securities of U.S. issuers; (4) The fixed income securities held by the Portfolio will be affected by general changes in interest rates resulting in increases or decreases in the value of the securities. The value of fixed income securities can be expected to vary inversely to the changes in prevailing interest rates, i.e., as interest rates decline, the market value of fixed income securities tends to increase and vice versa; (5) The Portfolio may invest in investment grade debt securities, but reserves the right to hold securities that have been downgraded. Adverse economic and corporate changes and changes in interest rates may have a greater impact on issuers of lower rated debt securities which the Portfolio may hold, which may lead to greater price volatility. Also, lower rated secu-rities may be more difficult to value accurately or sell in the secondary mar-ket; (6) The Portfolio may lend its investment securities which entails a risk of loss should a borrower fail financially; (7) The Portfolio may purchase se-curities on a when-issued basis which do not earn interest until issued and may decline or appreciate in market value prior to their delivery to the Port-folio; (8) The Portfolio's performance may depend on the ability of the Ad-viser who has substantial experience as an investment adviser but limited ex-perience as an adviser to a mutual fund. (See "INVESTMENT POLICIES.")

                             FINANCIAL HIGHLIGHTS

  The following table provides selected per share information for a share out-standing throughout the periods presented of the Portfolio. This table is part of the Portfolio's Financial Statements included in the Portfolio's 1996 An-nual Report to Shareholders and the 1996 Semi-Annual Report. The Reports are incorporated into the Portfolio's SAI. The Portfolio's Annual Financial State-ments have been audited for the period ended April 30, 1996 by Price Waterhouse LLP whose unqualified opinion thereon is also incorporated into the Portfolio's SAI. Please read the following information in conjunction with the Portfolio's 1996 Annual Report to Shareholders and the 1996 Semi-Annual Report to Shareholders.

                                           SEPTEMBER 28, 1995* SIX MONTHS ENDED
                                                   TO          OCTOBER 31, 1996
                                             APRIL 30, 1996      (UNAUDITED)
                                           ------------------- ----------------
NET ASSET VALUE, BEGINNING OF PERIOD......       $ 10.00           $ 11.05
                                                 -------           -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income...................          0.06              0.06
  Net Realized and Unrealized Gain on
    Investments...........................          1.05              0.51
                                                 -------           -------
    Total From Investment Operations......          1.11              0.57
                                                 -------           -------
DISTRIBUTIONS
  Net Investment Income...................         (0.06)            (0.05)
                                                 -------           -------
NET ASSET VALUE, END OF PERIOD............       $ 11.05           $ 11.57
                                                 =======           =======
TOTAL RETURN+.............................         11.13 %            5.18%
RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (Thousands)...       $ 1,023           $ 2,061
  Ratio of Expenses to Average Net
    Assets................................          1.38 %**          1.29%**
  Ratio of Net Investment Income to
    Average Net Assets....................          1.06 %**          1.18%**
  Portfolio Turnover Rate.................            17 %              12%
  Average Commission Rate.................       $0.0600           $0.0600
  Voluntary Waived Fees and Expenses
    Assumed by the Adviser Per Share......       $  0.74           $  0.28
  Ratio of Expenses to Average Net Assets
    Including Expense Offsets.............          1.25%**           1.25%**

-----------
 *  Commencement of Operations.
**  Annualized.
 + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period.

                             INVESTMENT OBJECTIVE

  The Portfolio seeks maximum total return consistent with reasonable risk to principal by investing in the common stock of quality companies with lower valuations in sectors of the economy exhibiting strong, or improving relative performance. The Portfolio may also invest in other equity-related securities such as preferred stocks, convertible preferred stocks, convertible bonds, op-tions, futures, rights and warrants. There can be no assurance that the Port-folio will achieve its stated objective.

                              INVESTMENT POLICIES

  In seeking its investment objective, the Portfolio will invest at least 65% of its total assets, under normal circumstances, in equity securities, con-sisting primarily of common stock of companies with market capitalizations greater than $200 million at the time of purchase. Furthermore, the Portfolio will invest so that 80% of the Portfolio's common stock holdings will be of issuers with market capitalizations greater than $800 million. The Portfolio may also invest in other equity-related securities such as preferred stock, convertible preferred stock, convertible bonds, options on stock indices, rights and warrants. The Portfolio may also invest up to 35% of its assets in investment grade debt securities which are generally considered to be those securities having one of the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Corporation (AAA, AA, A or BBB) or, if unrated, of equivalent quality in the Adviser's judgment. Secu-rities rated Baa or BBB may possess speculative characteristics and may be more sensitive to changes in the economy and the financial condition of is-suers than higher rated securities. The Adviser also reserves the right to re-tain securities which are downgraded by one or both of the rating agencies, if in the Adviser's judgment, the retention of securities is warranted. Up to 20% of the Portfolio's assets may be invested in the securities of foreign securi-ties.

  The Adviser believes that maximum total return can be achieved by investing in the common stock of quality companies with lower valuations in sectors of the economy exhibiting strong, or improving relative performance. Beginning with a thorough analysis of current and anticipated economic fundamentals, ex-amining key economic variables such as the level and direction of interest rates, forecasted growth in the GDP, anticipated gains in corporate profits, inflationary pressures, and money supply growth, as well as other variables, the Adviser is able to determine the basis for asset allocation between stocks and cash and cash equivalents.

  The analysis of key economic variables also helps identify industry groups or specific industries which should benefit as a result of anticipated eco-nomic fundamentals. These industry groups are then analyzed in detail begin-ning with industry screens, going onto individual company analysis, and fi-nally specific purchase recommendations. Of particular interest to the Adviser is the valuation being placed upon the company as well as the forecasted growth in earnings and dividends over the next 1 to 5 years.

  It is anticipated that cash reserves will represent a relatively small per-centage of the Portfolio's assets. Under normal circumstances, it will be less than 20%. However, when the Adviser believes that market conditions warrant a defensive position, up to 100% of the Portfolio's assets may be held in cash and short-term investments. See "SHORT-TERM INVESTMENTS and REPURCHASE AGREE-MENTS" below for a description of the types of short-term instruments in which the Portfolio may invest for temporary defensive purposes. When the Portfolio is in a defensive position, it may not necessarily be pursuing its stated in-vestment objective.

                           OTHER INVESTMENT POLICIES

  The Portfolio may also, under normal circumstances, invest up to 35% of its assets, unless restricted by additional limitations described below or in the Portfolio's SAI, in the following securities, investments or investment tech-niques:

SHORT-TERM INVESTMENTS
  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market instruments including cer-tificates of deposit, bankers' acceptances, time deposits, U.S. Government ob-ligations, U.S. Government agency securities, short-term corporate debt secu-rities, and commercial paper rated A-1 or A-2 by Standard & Poor's Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc. or, if unrated, de-termined by the Adviser to be of comparable quality.

  Time deposits maturing in more than seven days will not be purchased by the Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of the Portfolio. The Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Fed-eral Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an invest-ment quality comparable with other debt securities which may be purchased by the Portfolio.

  The Fund has received permission from the Securities and Exchange Commission (the "SEC") to deposit the daily uninvested cash balances of the Fund's Port-folios, as well as cash for investment purposes, into one or more joint ac-counts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By entering into these in-vestments on a joint basis, it is expected that a Portfolio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC, for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio. (See "INVESTMENT COMPANIES.")

REPURCHASE AGREEMENTS
  The Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, the Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is also required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The use of repurchase agreements involves certain risks. For example, a default by the seller of the agreement may cause the Portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent se-curity selection criteria and careful monitoring procedures. The Fund has re-ceived permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint ba-sis. By entering into joint repurchase agreements, a Portfolio may incur lower transactions costs and earn higher rates of interest on joint repurchase agreements. Each Portfolio's contribution would determine its return from a joint repurchase agreement. (See "SHORT-TERM INVESTMENTS.")

LENDING OF SECURITIES
  The Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. The Portfolio will not loan securities to the extent that greater than one-third of its assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is sub-ject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Trustees. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Trustees. The Portfolio will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES
  The Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more be-fore delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by the Portfolio until it re-ceives payment or delivery from the other party to any of the above transac-tions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. The Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Typically, no income ac-crues on securities purchased on a delayed delivery basis prior to the time delivery is made although the Portfolio may earn income on securities it has deposited in a segregated account.

  The Portfolio may engage in these types of purchases in order to buy securi-ties that fit with its investment objectives at attractive prices -- not to increase its investment leverage.

PORTFOLIO TURNOVER
  Portfolio turnover is not anticipated to exceed 60%. In addition to Portfo-lio trading costs, higher rates of portfolio turnover may result in the reali-zation of capital gains. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX-ES" for more information on taxation). The Portfolio will not normally engage in short-term trading, but each reserves the right to do so. The table set forth in "Financial Highlights" presents the Portfolio's historical portfolio turnover rates.

INVESTMENT COMPANIES
  The Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company, nor may it acquire more than 3% of the voting securities of any other invest-ment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addi-tion to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio provided that the investment is consistent with the Portfolio's investment policies and re-strictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advi-sory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other share-holders.

FUTURES AND OPTIONS TRANSACTIONS
  In order to remain fully invested, and to reduce transaction costs, the Portfolio may utilize appropriate futures contracts and options to a limited extent. These instruments are commonly referred to as "derivatives." Because transaction costs associated with futures and options may be lower than the costs of investing in securities directly, it is expected that the use of in-dex futures and options to facilitate cash flows may reduce the Portfolio's overall transaction costs. The Portfolio will enter into futures contracts and options for bona fide hedging purposes only and for other purposes so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the Portfolio's total assets.

  Futures and options can be volatile and involve various degrees and types of risk. If the Portfolio judges market conditions incorrectly or employs a strategy that does not correlate well with its investments, use of futures and options contracts could result in a loss. The Portfolio could also suffer losses if it is unable to liquidate its position due to an illiquid secondary market. In the opinion of the Trustees, the risk that the Portfolio will be unable to close out a futures position or options contract will be minimized by only entering into futures contracts or options transactions traded on na-tional exchanges and for which there appears to be a liquid secondary market. For additional information regarding futures contracts and options, please see the SAI.

FOREIGN INVESTMENTS
  The Portfolio may invest up to 20% of its assets in foreign securities which involve additional risks not typically associated with investing in domestic securities. Since the securities issued by foreign entities may be denominated in foreign currencies, and the Portfolio may temporarily hold uninvested re-serves in bank deposits in foreign currencies, the Portfolio's value may rise or fall depending on currency exchange rates. The Portfolio may also have to pay a fee to convert funds from one currency to another.

  Non-U.S.-based companies are not subject to the same accounting, auditing and financial reporting standards as are domestic companies and may have poli-cies that are not comparable to those of domestic companies. There may be less publicly-available information about non-U.S.-based companies which may make it difficult to make investment decisions. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable do-mestic companies. There is generally less government supervision and regula-tion of stock exchanges, brokers and listed companies than in the U.S. Politi-cal factors may have an impact in the form of confiscatory taxation, expropri-ation or political instability in international markets.

  Although the Portfolio will seek the most favorable trading costs available in any given market, investors should recognize that foreign commissions are generally higher than those in the U.S. In addition, custodial expenses, that is, fees paid to financial institutions for holding the Portfolio's securi-ties, will generally be higher than would be the case in the U.S.

  Some foreign governments also levy withholding taxes against dividend and interest income. Although in some countries a portion of the taxes is recover-able, the non-recovered portion of foreign withholding taxes will reduce the income the Portfolio receives from the companies comprising its investments. For additional information regarding foreign securities, please see the SAI.

RESTRICTED AND ILLIQUID SECURITIES
  The Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified in-stitutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Trustees, the Adviser determines the li-quidity of such investments. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of the Portfolio's investment limitations. The Portfolio may invest up to 15% of its net assets in illiquid securities. The prices realized from the sales of these securities could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities.

AMERICAN DEPOSITARY RECEIPTS
  The Portfolio intends to invest primarily in U.S.-based companies. In addi-tion, the Portfolio may purchase shares of foreign-based companies in the form of American Depositary Receipts (ADRs). Investments in ADRs, which are domes-tic securities representing ownership rights in foreign companies, will not exceed 25% of the Portfolio's assets. ADRs may be sponsored or unsponsored. Sponsored ADRs are established jointly by a depositary and the underlying is-suer, whereas unsponsored ADRs may be established without participation by the underlying issuer. Holders of an unsponsored ADR generally bear all the costs associated with establishing the unsponsored ADR. The depositary of an unsponsored ADR is under no obligation to distribute shareholder communica-tions received from the underlying issuer or to pass through voting rights to the holders of the unsponsored ADR with respect to the deposited securities or pool of securities.

                            INVESTMENT LIMITATIONS

  The Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than investments issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any one issuer;

  (c) invest more than 5% of its assets at the time of purchase in the secu-rities of companies that have (with predecessors) a continuous operat-ing history of less than 3 years;

  (d) invest more than 25% of its assets in companies within a single indus-try; however, there are no limitations on investments made in instru-ments issued or guaranteed by the U.S. Government and its agencies.

  (e) make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agree-ments or by lending its portfolio securities to banks, brokers, deal-ers and other financial institutions so long as the loans are made in compliance with the 1940 Act, as amended, or the Rules and Regulations or interpretations of the SEC;

  (f) (i) borrow, except from banks and as a temporary measure for extraor-dinary or emergency purposes and then, in no event, in excess of 33 1/3% of the Portfolio's gross assets valued at the lower of market or cost, and (ii) the Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or

  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value.

  The Portfolio's investment objective and investment limitations (a), (b),
(d), (e) and (f)(i) listed above are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding voting securities of the Portfolio. The other investment limitations described here, those not specified as fundamental in the SAI, and the Portfolio's investment policies are not fundamental, and the Fund's Board of Trustees may change them without shareholder approval.

                              PURCHASE OF SHARES

  Shares of each Portfolio and Class are offered through UAM Fund Distribu-tors, Inc. (the "Distributor") without a sales commission, at the net asset value per share next determined after an order is received by the Fund and payment is received by the custodian. The required minimum initial investment for the Portfolio is $2,500. The initial investment minimum for IRA accounts is $500. The minimum for spousal IRA accounts is $250. Certain exceptions may be deter-mined by the officers of the Fund.

  The Portfolio issues Institutional Service Class which bear shareholder ser-vicing expenses and distribution plan expenses, and have exclusive voting rights with respect to the Rule 12b-1 Distribution Plan pursuant to which the distribution fee may be paid. The net income attributable to Service Class Shares and the dividends payable on Service Class Shares will be reduced by the amount of the shareholder servicing and distribution fees; accordingly, the net asset value of the Service Class Shares will be reduced by such amount to the extent the Portfolio has undistributed net income.

  Some Service Agents may also impose additional or different conditions or other account fees on the purchase and redemption of Portfolio shares, which are not subject to the Rule 12b-1 Service and Distribution Plans. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent and, would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distributor. The Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any different purchase and redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and condi-tions. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents may enter confirmed purchase orders on behalf of their cus-tomers. If shares of a Portfolio are purchased in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE"), and transmit it to the Fund's Sub-Transfer Agent prior to 4 p.m. to receive that day's share price. Proper payment for the order must be received by the Sub-Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

INITIAL INVESTMENT

  BY MAIL

  . Complete and sign an Application and mail it together with a check pay-
    able to UAM Funds to:
                                UAM Funds Trust
                            UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798




  Payment for purchases of shares received by mail will be credited to an ac-count at the next share price calculated for the Portfolio after receipt. Pay-ment does not need to be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment.


  BY WIRE

  . Telephone the UAM Funds Service Center and provide the account name, ad-dress, telephone number, social security or taxpayer identification num-ber, Portfolio selected, amount being wired and the name of the bank wiring the funds. An account number will then be provided to you. Next.


  . Instruct the bank to wire a specified amount to the Fund's custodian:

                            The Chase Manhattan Bank
                                 ABA #021000021
                                   UAM Funds
                             Credit DDA #9102772952

                  Ref: Portfolio Name__________________

                  Your Account Number__________________

                   Your Account Name___________________

                  Wire Control Number__________________

  . Forward a completed Application to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on a day on which both the NYSE and the Custodian Bank are open for business.




ADDITIONAL INVESTMENTS

  Additional investments can be made at any time. The minimum additional in-vestment is $100. Shares can be purchased at net asset value by mailing a check to the UAM Funds Service Center (payable to "UAM Funds") or by wiring money to the Custodian Bank using the instructions outlined above. When making addi-tional investments, be sure that the account name and number is identified on the check or wire and the Portfolio to be purchased is specified.

  Prior to wiring additional investments, notify the Fund by calling the number on the cover of this prospectus. Mail orders should include, when possible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.

OTHER PURCHASE INFORMATION
  Investments received by 4 p.m. ET (the close of the NYSE) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund reserves the right, in its sole dis-cretion, to suspend the offering of shares or reject purchase orders of the Portfolio when, in the judgement of management, such suspension or rejection is in the best interests of the Fund.

  Purchases of shares will be made in full and fractional shares calculated to three decimal places. Certificates for whole shares will not be issued except at the written request of the shareholder. Certificates for fractional shares will not be issued.

IN-KIND PURCHASES
  If accepted by the Fund, shares of the Portfolio may be purchased in ex-change for securities which are eligible for acquisition by the Portfolio, as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by a Portfo-lio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights per-taining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securi-ties acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of the Portfolio unless:

    . at the time of exchange, such securities are eligible to be in-cluded in the Portfolio (current market quotations must be readily available for such securities);

    . the investor represents and agrees that all securities offered to be exchanged are liquid securities and not subject to any restric-tions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and

    . the value of any such securities (except U.S. Government securi-ties) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

  Investors who are subject to Federal taxation upon exchange may realize a gain or loss for Federal income tax purposes depending upon the cost of secu-rities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of each Portfolio may be redeemed by mail or telephone at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. No charge is made for redemptions. Any re-demption may be more or less than the purchase price of the shares depending on the market value of investment securities held by the Portfolio.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

    . share certificates, if issued;

    . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are regis-tered;

    . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

    . any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pen-sion and profit sharing plans and other organizations.

BY TELEPHONE
  A redemption request by telephone requires the following:

    . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Application; and

    . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

    . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed);

    . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include re-quiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written in-structions of such transaction requests.

The Fund or Sub-Transfer Agent may be liable for any losses due to unautho-rized or fraudulent telephone instructions if the Fund or the Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or ex-pense for following instructions received by telephone that it reasonably be-lieves to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

    . redemptions where the proceeds are to be sent to someone other than the registered shareholder(s);

    . redemptions where the proceeds are to be sent to an address which is not the registered address; or

    . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible signature guarantors include most banks, as well as most brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Broker-dealers guaranteeing signa-tures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guaran-tees. A notary public can not provide a signature guarantee.

OTHER REDEMPTION INFORMATION
  Normally, the Fund will make payment for all shares redeemed under proper procedures within one business day of and no more than seven days after the receipt of the request, or earlier if required under applicable law. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances determined by the SEC.

  If the Fund's Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payments wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio instead of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges when they sell portfolio securities received in pay-ment of redemptions.

                        SERVICE AND DISTRIBUTION PLANS

  Under the Service Plan for Service Class Shares, adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund may enter into service agreements with Service Agents (broker-dealers or other financial institutions) who receive fees with respect to the Fund's Service Class Shares owned by shareholders for whom the Service

Agent is the dealer or holder of record, or for whom the Service Agent per-forms Servicing, as defined below. These fees are paid out of the assets allo-cable to Service Class Shares to the Distributor or to the Service Agents di-rectly or through the Distributor. The Fund reimburses the Distributor or the Service Agent for payments made at an annual rate of up to 0.25% of the aver-age daily value of Service Class Shares owned by clients of the Service Agent during the period payments for Servicing are being made to it. Such payments are borne exclusively by the Service Class Shares. Each item for which a pay-ment may be made under the Service Plan constitutes personal service and/or shareholder account maintenance and may constitute an expense of distributing Fund shares as the SEC construes such term under Rule 12b-1. The fees payable for Servicing reflect actual expenses incurred up to the limit described here-in.

  Servicing may include assisting clients in changing dividend options, ac-count designations and addresses; performing subaccounting; establishing and maintaining shareholder accounts and records; processing purchase and redemp-tion transactions; investing client cash account balances automatically in Service Class Shares; providing periodic statements showing a client's account balance and integrating such statements with those of other transactions and balances in the client's other accounts serviced by the Service Agent; arrang-ing for bank wires; and such other services as the Fund may request, to the extent the Service Agent is permitted by applicable statute, rule or regula-tion.

  The Glass-Steagall Act and other applicable laws prohibit federally chart-ered or supervised banks from engaging in certain aspects of the business of issuing, underwriting, selling and/or distributing securities. Accordingly, banks are engaged to act as Service Agent only to perform administrative and shareholder servicing functions, including transaction-related agency services for their customers. If a bank is prohibited from acting as a service agent, alternative means for continuing the servicing of its shareholders would be sought and the shareholder clients of the bank will remain Fund shareholders.

  The Distributor promotes the distribution of the Service Class Shares in ac-cordance with the terms of a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan provides for the use of Fund assets allocable to Service Class Shares to pay expenses of distributing such shares.

  The Distribution Plan and Service Plan (the "Plans") were approved by the Board, including a majority of the Trustees who are not "interested persons" of the Fund as defined in the 1940 Act (and each of whom has no direct or in-direct financial interest in the Plans or any agreement related thereto, re-ferred to herein as the "12b-1 Trustees"). The Plans may be terminated at any time by the vote of the Board or the 12b-1 Trustees, or by the vote of a ma-jority of the outstanding Service Class Shares of the Portfolio involved.

  While the Plans continue in effect, the selection of the 12b-1 Trustees is committed to the discretion of such persons then in office. The Plans provide generally that a Portfolio may incur distribution and service costs under the Plans which may not exceed in the aggregate 0.75% per annum of that Portfo-lio's net assets. The Board has currently limited aggregate payments under the Plans to 0.50% per annum of the Portfolio's net assets. The Service Class Shares offered by this Prospectus currently are not making payments under the Distribution Plan. Upon implementation, the Distribution Plan would permit payments to the Distributor, broker-dealers, other financial institutions, sales representatives or other third parties who render promotional and dis-tribution services, for items such as advertising expenses, selling expenses, commissions or travel reasonably intended to result in sales of Service Class Shares and for the printing of prospectuses sent to prospective purchasers of Service Class Shares of the Portfolio.

  Although the Plans may be amended by the Board of Trustees, any changes in the Plans which would materially increase the amounts authorized to be paid under the Plans must be approved by shareholders of the Class involved. The total amounts paid under the foregoing arrangements may not exceed the maximum limits specified above, and the amounts and purposes of expenditures under the Plans must be reported to the 12b-1 Trustees quarterly. The amounts allowable under the Plans for each Class of Shares of the Portfolios are also limited under certain rules of the National Association of Securities Dealers, Inc.

  In addition to payments by the Fund under the Plans, the Distributor, United Asset Management Corporation, the parent company of UAMFSI, and of the Adviser or any of their affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, the Portfolio or any Class of Shares of the Portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such service arrangements, when in effect, are made generally available to all qualified service providers. The Adviser may compensate its affiliated compa-nies for referring investors to the Portfolio.

  The Distributor, the Adviser and certain of their other affiliates also par-ticipate, at the date of this Prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan mar-keting and shareholder services and receives from such entities an amount equal to up to 33.3% of the portion of the investment advisory fees attribut-able to the invested assets of Smith Barney's eligible customer accounts with-out regard to any expense limitation in addition to amounts payable to all selling dealers. The Fund also compensates Smith Barney for services it pro-vides to certain defined contribution plan shareholders that are not otherwise provided by UAMFSI.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
  Service Class Shares of the Portfolio may be exchanged for Service Class Shares of any other UAM Funds Portfolio. (See the list of Portfolios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to 4 p.m. (ET) will be processed as of the close of business on the same day. Re-quests received after 4 p.m. will be processed on the next business day. The Board of Trustees may limit the frequency and amount of exchanges permitted. For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES BY TELEPHONE." An exchange into another UAM Funds Portfolio is a sale of shares and may result in a gain or loss for income tax purposes. The Fund may modify or terminate the exchange privilege at any time.

                              VALUATION OF SHARES

  The net asset value of the Portfolio is determined by dividing the value of the Portfolio's assets, less any liabilities, by the number of shares out-standing. The net asset value per share of the Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a securities exchange for which market quota-tions are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed secu-rities not traded on the valuation date for which market quotations are read-ily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Trustees determines that amortized cost reflects fair value.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Fund's Board of Trustees.

                           PERFORMANCE CALCULATIONS

  The Portfolio measures performance by calculating total return. Total return figures are based on historical earnings and are not intended to indicate fu-ture performance.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolio's SAI. This information may also be included in sales literature and advertising.

  The Portfolio's Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. Con-tact the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS
  The Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in quarterly dividends. If any net capital gains are realized, each Portfolio will normally distribute them annually. All dividends and capital gains distributions will be automatically reinvested in additional shares of the Portfolio unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES
  The Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal in-come tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, the Portfolio must, among other things, distribute substantially all of its ordinary income and net cap-ital gains on an annual basis and maintain a portfolio of investments which satisfies certain diversification criteria.

  Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains. Shareholders will be notified annually of dividend income earned for tax purposes.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month will be treated as if they had been paid by the Fund and received by the shareholders on December 31 of the same calendar year, pro-vided that the dividends are paid before February of the following year.

  The Fund is required by Federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number you have provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Application or on a separate form supplied by the Fund.

  Dividends and interest received by the Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce the Port-folio's dividends but are included in the taxable income reported on your tax statement if the Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deduc-tions and credits for foreign taxes.

                              INVESTMENT ADVISER

  The Adviser is a registered investment adviser formed in 1983 with business offices located at Two Leadership Square, 211 North Robinson, Suite 450, Okla-homa City, Oklahoma. It is a wholly-owned subsidiary of UAM and provides and offers investment management and advisory services to corporations, unions, pensions and profit-sharing plans, trusts, estates and other institutions and investors. The Adviser currently has approximately $1.9 billion in assets un-der management.

  The Portfolio pays an annual fee in monthly installments to the Adviser for advisory services. This fee is calculated every month as a percentage of the average net assets in the Portfolio for that month. The percentage fee on an annual basis is 0.75%.

  Although the advisory fee rate payable by the Portfolio is higher than the rate payable by most mutual funds, the Fund believes it is comparable to the rates paid by many other funds with similar investment objectives and policies and is appropriate for the Portfolio in light of its investment objective.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolio. The Adviser and its parent company may also make payments to unaffiliated brokers who perform distribution, marketing, shareholder and other services with respect to the Portfolio.

  The investment professionals at the Adviser who are responsible for the day-to-day management of the Portfolio and their qualifications are as follows:

  THOMAS E. JOHNSON, CFA, PRESIDENT, SENIOR PORTFOLIO MANAGER -- Texas Tech University, B.B.A., 1963; Texas Tech University, M.B.A., 1964; President and Senior Portfolio Manager, Tom Johnson Investment Management, Inc., 1983-Pres-ent.

  JERRY WISE, CFA, CPA, EXECUTIVE VICE PRESIDENT, SENIOR PORTFOLIO MANAGER -- Oklahoma University, B.B.A., 1978; Oklahoma University, M.B.A., 1984; Execu-
tive Vice President and Senior Portfolio Manager, Tom Johnson Investment Man-agement, Inc., 1986-Present.

  RICHARD PARRY, CFA, VICE PRESIDENT, SENIOR PORTFOLIO MANAGER -- University of Colorado, B.S., 1979; Oklahoma City University, M.B.A., 1983; Vice Presi-dent and Senior Portfolio Manager, Tom Johnson Investment Management, Inc., 1989-Present.

  THOMAS GILES, CFA, PORTFOLIO MANAGER -- University of Texas, B.B.A., 1979; University of Texas, M.B.A., 1982; Portfolio Manager, Tom Johnson Investment Management, Inc., 1989-Present.

  JAMES MCGLYNN, CFA, PORTFOLIO MANAGER -- University of Texas at Austin, B.B.A., 1980; Securities Analyst/Portfolio Manager, Securities Management Re-search, 1990-1991; Portfolio Manager, Tom Johnson Investment Management, Inc., 1991-Present.

  JOHN SHEPLEY, CFA, PORTFOLIO MANAGER -- Midwestern State University, B.B.A., 1982; Oklahoma City University, M.B.A., 1994; Portfolio Manager, Sauder Man-agement Company, 1983-1990; Portfolio Manager, Tom Johnson Investment Manage-ment, Inc., 1990-Present.

  DOUGLAS A. HAWS, TRADER -- University of Oklahoma, B.B.A., 1993; Internal Auditor, Union Pacific Corporation, May, 1993-October, 1994; Trader, Tom John-son Investment Management, Inc., October, 1994-Present.

                            ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of United As-set Management Corporation, is responsible for performing and overseeing ad-ministrative, fund accounting, dividend disbursing and transfer agent services provided to the Fund and its Portfolios. UAMFSI's principal office is located at 211

Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  Each Portfolio pays UAMFSI a two part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio-specific fees are calculated from the aggregate net assets of each Portfolio:

                                                                           RATE
                                                                           ----
   TJ Core Equity Portfolio............................................... .04%

  CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined Fund assets;
  0.11 of 1% of the next $800 million of combined Fund assets;
  0.07 of 1% of combined Fund assets in excess of $1 billion but less than $3 billion;
  0.05 of 1% of combined Fund assets in excess of $3 billion.

  Fees are allocated among the Portfolios on the basis of their relative as-sets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

                                  DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM with its prin-cipal office located at 211 Congress Street, Boston, Massachusetts 02110, dis-tributes the shares of the Fund. Under the Fund's Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not re-ceive any fee or other compensation under the Agreement (except as described under "Service and Distribution Plans" above). The Agreement continues in ef-fect as long as it is approved at least annually by the Fund's Board of Trust-ees. Those approving the Agreement include a majority of Trustees who are nei-ther parties to the Agreement nor interested persons of any such party. The Agreement provides that the Fund will bear the costs of the registration of its shares with the SEC and various states and the printing of its prospectus-es, SAIs and reports to shareholders.

                            PORTFOLIO TRANSACTIONS

  The Advisory Agreements for the Fund's Portfolios authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of in-vestment securities for each Portfolio. The Agreements direct the Adviser to use its best efforts to obtain the best available price and most favorable execution for all transactions of the Portfolios. If consistent with the interests of the Portfolios, the Adviser may select brokers on the basis of research, statisti-cal and pricing services these brokers provide to the Portfolios in addition to required Adviser services. Such brokers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser deter-mines in good faith that the commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolios and the Adviser's other clients. Although not a typical practice, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser.

  If a purchase or sale of securities is consistent with the investment poli-cies of a Portfolio and one or more other clients served by the Adviser is considering a purchase at or about the same time, transactions in such securi-ties will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for al-locating such transactions, allocations are subject to periodic review by the Fund's Trustees.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized as a Delaware business trust on May 18, 1994 under the name "The Regis Fund II." On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust." The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial inter-est, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without fur-ther action by shareholders.

  At its discretion, the Board of Trustees may create additional Portfolios and classes of shares. The shares of each Portfolio are fully paid and nonas-sessable, and have no preference as to conversion, exchange, dividends, re-tirement or other features and no pre-emptive rights. They have noncumulative voting rights, which means that holders of more than 50% of shares voting for the election of Trustees can elect 100% of the Trustees. A shareholder is en-titled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

  As of December 6, 1996, Hartnat & Co., Boston, MA held of record 48.9% and 28.8%, respectively, of the outstanding shares of the TJ Core Equity Portfolio Institutional Service Class Shares for the benefit of Liblich and Charles and Catholic Healthcare, for which ownership is disclaimed or presumed disclaimed. The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940
Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

  Both Institutional Class and Service Class Shares represent an interest in the same assets of a Portfolio. Service Class Shares bear certain expenses re-lated to shareholder servicing and may bear expenses related to distribution. Service Class Shares have exclusive voting rights with respect to matters re-lating to such distribution expenditures. Information about Institutional Class Shares of the Fund is available upon request by contacting the UAM Funds Service Center. Currently, the Portfolio offers only the Service Class Shares.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Trustees will call a meeting of shareholders if such a meeting is requested in writing by the hold-ers of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters.

CUSTODIAN
  The Chase Manhattan Bank serves as custodian of the Fund's assets.

ACCOUNTANTS
  Price Waterhouse LLP acts as the independent accountants for the Fund and audits its financial statements annually.

REPORTS
  Investors will receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the address or phone number listed on the cover of this Prospectus.

LITIGATION
  The Fund is not involved in any litigation.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE PORTFOLIO'S STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PRO-SPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OF-FERING MAY NOT BE LAWFULLY MADE.

                       UAM FUNDS -- SERVICE CLASS SHARES

 BHM&S Total Return Bond Portfolio

 FPA Crescent Portfolio

 MJI International Equity Portfolio

 Newbold's Equity Portfolio

 NWQ Balanced Portfolio

 NWQ Value Equity Portfolio

 Sirach Growth Portfolio
 Sirach Special Equity Portfolio
 Sirach Strategic Balanced Portfolio
 Sirach Equity Portfolio

 Sterling Partners' Balanced Portfolio
 Sterling Partners' Equity Portfolio
 Sterling Partners' Short-Term Fixed Income Portfolio
 Sterling Partners' Small Cap Value Portfolio


 TJ Core Equity Portfolio

  UAM Funds Service Center
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798
  1-800-638-7983

  Investment Adviser
  Tom Johnson Investment Management, Inc.
  Two Leadership Square, 211 North Robinson,
  Suite 450,
  Oklahoma City, Oklahoma

  Distributor
  UAM FUND DISTRIBUTORS, INC.
  211 Congress Street
  Boston, MA 02110





  PROSPECTUS

  January 3, 1997

                                 APPLICATION
                          INSTITUTIONAL CLASS SHARES
UAM FUNDS

REGULAR MAIL: UAM Funds               Express Mail: UAM Funds
              P.O. Box 2798                         73 Tremont Street, 9th Floor
              Boston, MA 02208-2798                 Boston, MA 02108-3913

                 FOR HELP WITH THIS APPLICATION, OR FOR MORE
                INFORMATION, CALL US TOLL FREE: 1-800-638-7983.

                  Distributed by UAM Fund Distributors, Inc.

 BEFORE YOU COMPLETE THE APPLICATION, PLEASE BE SURE TO READ THE INSTRUCTIONS
 ----------------------------------------------------------------------------
                             ON THE REVERSE SIDE.
                             -------------------
--------------------------------------------------------------------------------
  1  YOUR ACCOUNT REGISTRATION (Check one box.)
--------------------------------------------------------------------------------
 [_] Individual or Joint Account

     ---------------------------------------------------------------------
     Owner's Name: First, Initial, Last

                                                -        -
                                       ------------------------------------
                                       Owner's Social Security Number


     ---------------------------------------------------------------------
     Joint Owner's Name: First, Initial, Last

                                                -        -
                                       ------------------------------------
                                       Joint Owner's Social Security Number

     Joint accounts will be registered joint tenants with right of survivorship unless otherwise indicated.

 [_] Trust         [_] Exempt         [_] Non-Exempt         [_] Qualified Plan

     ---------------------------------------------------------------------
     Trustee(s)' Name

     ---------------------------------------------------------------------
     Name of Trust Agreement

     ---------------------------------------------------------------------
     Beneficiary's Name

            -
     -------------------------              ------------------------------
     Taxpayer's ID                          Date of Trust Agreement


 [_] Corporation, Partnership or Other Entity

     Type:   [_] Corp.    [_] Partnership      [_] Other


     ---------------------------------------------------------------------
     Name of Corp. or Other Entity

            -                                [_] Exempt [_] Non-Exempt
     ---------------------------
     Taxpayer ID Number

     A Corporate Resolution Form is required.
--------------------------------------------------------------------------------
  2  ADDRESS
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------
     Street or P.O. Box Number

     ---------------------------------------------------------------------
     City                        State                         Zip Code

     (      )                            (      )
     --------------------------------    ---------------------------------
     Daytime Phone                       Evening Phone

     Citizenship: [_] U.S.  [_] Resident-    [_] Non-      ---------------
                                Alien            Resident  Specify Country
                                                 Alien

--------------------------------------------------------------------------------
  3  INVESTMENT
--------------------------------------------------------------------------------

Fill in the name of the Portfolio EXACTLY AS IT APPEARS ON THE FRONT OF THE PROSPECTUS.

____________________________________________________       $______
____________________________________________________       $______
                                                TOTAL      $______
--------------------------------------------------------------------------------
  4  METHOD OF PAYMENT
--------------------------------------------------------------------------------
 A.[_] Check (payable to UAM Funds) An Account No. will be assigned.

 B.[_] This application confirms my prior wire purchase on (date): _____________ I was assigned the following wire reference control number:____________________
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  5  DISTRIBUTIONS
--------------------------------------------------------------------------------
 Unless otherwise instructed, all distributions will be reinvested in additional shares.

  All dividends are to be        [_] reinvested [_] paid in cash
  All capital gains are to be    [_] reinvested [_] paid in cash

--------------------------------------------------------------------------------
  6  TELEPHONE REDEMPTION AND EXCHANGE
--------------------------------------------------------------------------------
I/We authorize Chase Global Funds Services Company to honor any request(s) believed to be authentic for the following:
[_] Telephone Exchange                [_] Telephone Redemption
 [_] a. Mail proceeds to name and address in which account is registered.
 [_] b. Wire redemption proceeds to bank indicated below.
                A VOIDED CHECK OR DEPOSIT SLIP MUST BE ATTACHED.

-------------------------------------------------------------------------------
Bank Name

-------------------------------------------------------------------------------
Bank Address

                                 (      )
------------------------------   ----------------------------------------------
Account Number                   Bank Phone

-------------------------------------------------------------------------------
Name(s) in which Account is Registered

-------------------------------------------------------------------------------
Bank Transit Routing Number (ABA #)

--------------------------------------------------------------------------------
  7  OPTIONAL INFORMATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Owner's Occupation                                 Owner's Date of Birth

-------------------------------------------------------------------------------
Employer's Name

-------------------------------------------------------------------------------
Employer's Address

-------------------------------------------------------------------------------
Joint Owner's Occupation                     Joint Owner's Date of Birth

-------------------------------------------------------------------------------
Joint Owner's Employer's Name

-------------------------------------------------------------------------------
Joint Owner's Employer's Address

--------------------------------------------------------------------------------
  8  SIGNATURE(S)
--------------------------------------------------------------------------------
[_] I/We have full authority and legal capacity to purchase Fund shares.
[_] I/We have received the current Prospectus of the Portfolio(s) and agree to be bound by its (their) terms.
--------------------------------------------------------------------------------
[_] UNDER PENALTY OF PERJURY, I/WE ALSO CERTIFY THAT --
    A. THE NUMBER SHOWN ON THIS FORM IS A CORRECT TAXPAYER ID NUMBER OR SOCIAL SECURITY NUMBER.
    B. I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE (I) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (II) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING. (CROSS OUT ITEM "B" IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN.)
--------------------------------------------------------------------------------
THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

-----------------------------------------------------   ----------------------
Signature (Owner, Trustee, etc.)                        Date

-----------------------------------------------------   ----------------------
Signature (Joint Owner, Co-trustee, etc.)               Date

--------------------------------------------------------------------------------
  9  INTERESTED PARTY/BROKER-DEALER
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Name

-------------------------------------------------------------------------------
Address               City                 State                 Zip Code
--------------------------------------------------------------------------------

                                                       UAM Funds Service Center

                                 APPLICATION
                      INSTITUTIONAL SERVICE CLASS SHARES
UAM FUNDS

REGULAR MAIL: UAM Funds               Express Mail: UAM Funds
              P.O. Box 2798                         73 Tremont Street, 9th Floor
              Boston, MA 02208-2798                 Boston, MA 02108-3913

                 FOR HELP WITH THIS APPLICATION, OR FOR MORE
                INFORMATION, CALL US TOLL FREE: 1-800-638-7983.

                  Distributed by UAM Fund Distributors, Inc.

 BEFORE YOU COMPLETE THE APPLICATION, PLEASE BE SURE TO READ THE INSTRUCTIONS
 ----------------------------------------------------------------------------
                             ON THE REVERSE SIDE.
                             -------------------
--------------------------------------------------------------------------------
  1  YOUR ACCOUNT REGISTRATION (Check one box.)
--------------------------------------------------------------------------------
 [_] Individual or Joint Account

     ---------------------------------------------------------------------
     Owner's Name: First, Initial, Last

                                                -        -
                                       ------------------------------------
                                       Owner's Social Security Number


     ---------------------------------------------------------------------
     Joint Owner's Name: First, Initial, Last

                                                -        -
                                       ------------------------------------
                                       Joint Owner's Social Security Number

     Joint accounts will be registered joint tenants with right of survivorship unless otherwise indicated.

 [_] Trust         [_] Exempt         [_] Non-Exempt         [_] Qualified Plan

     ---------------------------------------------------------------------
     Trustee(s)' Name

     ---------------------------------------------------------------------
     Name of Trust Agreement

     ---------------------------------------------------------------------
     Beneficiary's Name

            -
     -------------------------              ------------------------------
     Taxpayer's ID                          Date of Trust Agreement


 [_] Corporation, Partnership or Other Entity

     Type:   [_] Corp.    [_] Partnership      [_] Other


     ---------------------------------------------------------------------
     Name of Corp. or Other Entity

            -                                [_] Exempt [_] Non-Exempt
     ---------------------------
     Taxpayer ID Number

     A Corporate Resolution Form is required.
--------------------------------------------------------------------------------
  2  ADDRESS
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------
     Street or P.O. Box Number

     ---------------------------------------------------------------------
     City                        State                         Zip Code

     (      )                            (      )
     --------------------------------    ---------------------------------
     Daytime Phone                       Evening Phone

     Citizenship: [_] U.S.  [_] Resident-    [_] Non-      ---------------
                                Alien            Resident  Specify Country
                                                 Alien

--------------------------------------------------------------------------------
  3  INVESTMENT
--------------------------------------------------------------------------------

Fill in the name of the Portfolio EXACTLY AS IT APPEARS ON THE FRONT OF THE PROSPECTUS.

____________________________________________________       $______
____________________________________________________       $______
                                                TOTAL      $______
--------------------------------------------------------------------------------
  4  METHOD OF PAYMENT
--------------------------------------------------------------------------------
 A.[_] Check (payable to UAM Funds) An Account No. will be assigned.

 B.[_] This application confirms my prior wire purchase on (date): _____________ I was assigned the following wire reference control number:____________________
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  5  DISTRIBUTIONS
--------------------------------------------------------------------------------
 Unless otherwise instructed, all distributions will be reinvested in additional shares.

  All dividends are to be        [_] reinvested [_] paid in cash
  All capital gains are to be    [_] reinvested [_] paid in cash

--------------------------------------------------------------------------------
  6  TELEPHONE REDEMPTION AND EXCHANGE
--------------------------------------------------------------------------------
I/We authorize Chase Global Funds Services Company to honor any request(s) believed to be authentic for the following:
[_] Telephone Exchange                [_] Telephone Redemption
 [_] a. Mail proceeds to name and address in which account is registered.
 [_] b. Wire redemption proceeds to bank indicated below.
                A VOIDED CHECK OR DEPOSIT SLIP MUST BE ATTACHED.

-------------------------------------------------------------------------------
Bank Name

-------------------------------------------------------------------------------
Bank Address

                                 (      )
-----------------------------    ----------------------------------------------
Account Number                   Bank Phone

-------------------------------------------------------------------------------
Name(s) in which Account is Registered

-------------------------------------------------------------------------------
Bank Transit Routing Number (ABA #)

--------------------------------------------------------------------------------
  7  OPTIONAL INFORMATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Owner's Occupation                                 Owner's Date of Birth

-------------------------------------------------------------------------------
Employer's Name

-------------------------------------------------------------------------------
Employer's Address

-------------------------------------------------------------------------------
Joint Owner's Occupation                     Joint Owner's Date of Birth

-------------------------------------------------------------------------------
Joint Owner's Employer's Name

-------------------------------------------------------------------------------
Joint Owner's Employer's Address

--------------------------------------------------------------------------------
  8  SIGNATURE(S)
--------------------------------------------------------------------------------
[_] I/We have full authority and legal capacity to purchase Fund shares.
[_] I/We have received the current Prospectus of the Portfolio(s) and agree to be bound by its (their) terms.
--------------------------------------------------------------------------------
[_] UNDER PENALTY OF PERJURY, I/WE ALSO CERTIFY THAT --
    A. THE NUMBER SHOWN ON THIS FORM IS A CORRECT TAXPAYER ID NUMBER OR SOCIAL SECURITY NUMBER.
    B. I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE (I) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (II) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING. (CROSS OUT ITEM "B" IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN.)
--------------------------------------------------------------------------------
THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

-----------------------------------------------------   ----------------------
Signature (Owner, Trustee, etc.)                        Date

-----------------------------------------------------   ----------------------
Signature (Joint Owner, Co-trustee, etc.)               Date

--------------------------------------------------------------------------------
  9  INTERESTED PARTY/BROKER-DEALER
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Name

-------------------------------------------------------------------------------
Address               City                 State                 Zip Code
--------------------------------------------------------------------------------

                                                       UAM Funds Service Center

                            APPLICATION INSTRUCTIONS
--------------------------------------------------------------------------------
         IF YOU NEED ASSISTANCE, A REPRESENTATIVE OF UAM FUNDS WILL BE
         PLEASED TO HELP YOU. OUR TOLL-FREE NUMBER IS 1-800-638-7983.
--------------------------------------------------------------------------------

 1 NEW ACCOUNT APPLICATION. An account can be registered as only one of the following:
                 ++
 . individual      +     Supply the Social Security Number of the
 . joint tenants   ++    registered account owner who is to be taxed.
                  +
                 ++

                 ++
 . a trust         +
 . a corporation,  +     Supply the Taxpayer Identification Number of
  partnership,    ++    the legal entity or organization that will
  organization,   +     report income and/or capital gains.
  fiduciary       +
                 ++

Please check the box that corresponds with the type of account you are opening and fill in the required information exactly as you wish it to appear on the account.

Redemption Authorizations. Corporations, other organizations, trusts and fidu-ciaries will be required to furnish additional paperwork to authorize redemp-tions. Call a representative of UAM Funds at 1-800-638-7983 for more informa-tion.


 2 Your Mailing Address. Please be sure to provide us with the address at which you wish to receive your mail.


 3 Your Investment. Please be sure to indicate the total amount invested. For more than two investments, please attach a separate sheet or an additional application.


 4 Establishing Your Account.
   A. Section 4A lets you open your account by check. Your check(s) should be made payable to UAM Funds. Be sure to enclose your check(s) with this ap-plication.

   B. If you are confirming a new Fund purchase previously made by wire, be sure to fill in Section 4B and provide the wire reference control number you were assigned at the time of this purchase. A completed application must follow all wire purchases.

   All applications are subject to acceptance by UAM Funds.

 5 Receiving Your Dividends and Capital Gains. Check the distribution option you prefer. If you do not select an option, all dividends and capital gains will be reinvested in your account.


 6 Telephone Redemption and Exchange. Telephone redemption proceeds mailed to a shareholder will be sent only to the address listed on the account. The Funds' bank wire feature is available for redeeming out of your Fund ac-count to your bank account. Be sure to check with your bank for proper wiring instructions. The Funds require the transit/routing number of your bank or its correspondent if your bank is unable to receive wires direct-ly. Please complete Section 6 to add the bank wire feature.

   Telephone exchanges may be made only if a Fund holds all share certifi-cates and if the registration of the two accounts will be identical.

 7 Employment Information. It is required by the National Association of Se-curities Dealers, Inc. to request this information.

 8 Your Signature(s). Please be sure to sign this application. If the account is registered in the name of:

   .an individual, the individual should sign

   .joint tenants, both should sign

   .a trust or other fiduciary, the fiduciary or fiduciaries should sign (please indicate capacity)

   .a corporation or other organization, an officer should sign (please indi-cate corporate office or title)

 9 Interested Party/Broker-Dealer. In addition to the account statement sent to your registered address, you may also have a monthly consolidated statement mailed to up to ten (10) interested parties. You may add a sheet with additional interested party names and addresses. This section should also be completed if you are investing through a Broker-Dealer.

                                 --IMPORTANT--

   REGULAR MAIL: UAM Funds P.O. Box 2798 Boston, MA 02208-2798

   EXPRESS MAIL: UAM Funds 73 Tremont Street, 9th Floor Boston, MA 02108-3913

   MORE QUESTIONS? Call a representative of UAM Funds at 1-800-638-7983.

                                UAM FUNDS TRUST

                        POST-EFFECTIVE AMENDMENT NO. 15

                                     PART B


The following Statements of Additional Information are included in this Post Effective Amendment No. 15:

 .    BHM&S Total Return Bond Portfolio Institutional and Institutional Service
     Class Shares
 .    Chicago Asset Management Intermediate Bond Portfolio Institutional Class
     Shares and Value/Contrarian Portfolio Institutional Class Shares
 .    FPA Crescent Portfolio Institutional and Institutional Service Class Shares
 .    Hanson Equity Portfolio Institutional Class Shares
 .    IRC Enhanced Index Portfolio Institutional Class Shares
 .    Jacobs International Octagon Portfolio Institutional Class Shares
 .    MJI International Equity Portfolio Institutional and Institutional
     Service Class Shares
 .    Newbold's Equity Portfolio Institutional and Institutional Service Class
     Shares
 .    TJ Core Equity Portfolio Institutional Service Class Shares

The following Statement of Additional Information is incorporated by reference to Post-Effective Amendment No. 2 filed on November 25, 1994:

 .    Dwight Principal Preservation Portfolio

                                    PART B

                                   UAM FUNDS

-------------------------------------------------------------------------------

                       BHM&S TOTAL RETURN BOND PORTFOLIO

                          INSTITUTIONAL CLASS SHARES
                      INSTITUTIONAL SERVICE CLASS SHARES

-------------------------------------------------------------------------------

            STATEMENT OF ADDITIONAL INFORMATION -- JANUARY 3, 1997

  This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds Trust (the "UAM Funds" or the "Fund") for the BHM&S Total Return Bond Portfolio dated January 3, 1997 relating to the Insti-tutional Class Shares, and the Prospectus dated January 3, 1997 relating to the Institutional Service Class Shares (the "Service Class Shares"). To obtain a Prospectus, please call the UAM Funds Service Center:

                                1-800-638-7983

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Objective And Policies..........................................   2
Purchase of Shares.........................................................   2
Redemption of Shares.......................................................   3
Shareholder Services.......................................................   4
Investment Limitations.....................................................   5
Management of The Fund.....................................................   7
Investment Adviser.........................................................   9
Service And Distribution Plans.............................................  10
Portfolio Transactions.....................................................  13
Administrative Services....................................................  14
Performance Calculations...................................................  15
General Information........................................................  19
Appendix -- Description of Securities And Ratings.......................... A-1
Financial Statements.......................................................  21

                       INVESTMENT OBJECTIVE AND POLICIES

  The following policies supplement the investment objective and policies of the BHM&S Total Return Bond Portfolio (the "Portfolio") as set forth in the Prospectuses for the Institutional Class Shares and Service Class Shares of the Portfolio:

LENDING OF SECURITIES

  The Portfolio may lend its investment securities to qualified brokers, deal-ers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not incon-sistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the bor-rower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities is-sued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio re-ceives reasonable interest on the loan (which may include the Portfolio in-vesting any cash collateral in interest bearing short-term investments). As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repur-chase agreements as discussed in the Prospectus.

                              PURCHASE OF SHARES

  Both Classes of shares of the Portfolio may be purchased without sales com-mission at their net asset value per share next determined after an order is received in proper form by the Fund, and payment is received by the Fund's custodian. The minimum initial investment required for the Portfolio is $2,500 with certain exceptions as may be determined from time to time by the officers of the Fund. The initial investment minimum for IRA accounts is $500. The ini-tial investment minimum for spousal IRA accounts is $250. The minimum for any subsequent investment is $100. An order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange (the "Exchange") will be exe-cuted at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper re-ceipt. The Exchange will be closed on the following days: Presidents' Day, February 17, 1997; Good Friday, March 28, 1997; Memorial Day, May 26, 1997; Independence Day, July 4, 1997; Labor Day, September 1, 1997; Thanksgiving Day, November 27, 1997; Christmas Day, December 25, 1997; and New Year's Day, January 1, 1998.

  The Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgement of management such rejection is in the best interests of the Fund, and (3) to re-duce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

                             REDEMPTION OF SHARES

  The Portfolio may suspend redemption privileges or postpone the date of pay-ment (1) during any period that both the Exchange and custodian bank are closed or trading on the Exchange is restricted as determined by the Commis-sion, (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it or to fairly determine the value of its assets, and (3) for such other periods as the Commission may per-mit. The Fund has made an election with the Commission to pay in cash all re-demptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash as the Board of Trustees may deem advisable; however, payment will be made wholly in cash un-less the Board of Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in each Prospectus under "How Shares Prices are Deter-mined," and a redeeming shareholder would normally incur brokerage expenses if he converted those securities to cash.

  No charge is made by a Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

SIGNATURE GUARANTEES
  To protect your account, the Fund and Chase Global Funds Services Company (the "Sub-Administrator") from fraud, signature guarantees are required for certain redemptions. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) or the registered address or (2) share transfer requests. The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption.

  Signatures must be guaranteed by an "eligible guarantor institution" as de-fined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, na-tional securities exchanges, registered securities associations, clearing agencies and savings associ-ations. A complete definition of eligible guarantor institution is available from the Sub-Administrator. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which par-ticipates in a signature guarantee program.

  The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                             SHAREHOLDER SERVICES

  The following supplements the information set forth in the Portfolio's Pro-spectuses under the heading "Buying, Selling and Exchanging Shares":

EXCHANGE PRIVILEGE
  Institutional Class Shares of the BHM&S Total Return Bond Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds, Inc. (See the list of Portfolios of the UAM Funds -- Institutional Class Shares at the end of the BHM&S Total Return Bond Portfolio -- Institutional Class Shares Prospectus.) Service Class Shares of the BHM&S Total Return Bond Portfolio may be exchanged for any other Service Class Shares of a Portfolio included in the UAM Funds. (For those Portfolios currently offering Service Class Shares, please call the UAM Funds Service Center). Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are qualified for sale in the shareholder's state of residence.

  Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objective of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed are held by the Fund for the account of the shareholder, and the reg-istration of the two accounts will be identical. Requests for exchanges re-ceived prior to 4:00 p.m. (Eastern Time) will be processed as of the close of business on the same day.

Requests received after 4:00 p.m. will be processed on the next business day. Neither the Fund nor the Sub-Administrator will be responsible for the authen-ticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Board of Trustees to assure that such exchanges do not dis-advantage the Fund and its shareholders.

  For Federal income tax purposes an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, there-fore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES
  Shareholders may transfer shares to another person by making a written re-quest to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered own-ers and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                            INVESTMENT LIMITATIONS

  The following limitations supplement those set forth in each Prospectus of the Portfolio. Whenever an investment limitation sets forth a percentage limi-tation on investment or utilization of assets, such limitation shall be deter-mined immediately after and as a result of a Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be consid-ered when determining whether the investment complies with a Portfolio's in-vestment limitations. Investment limitations (1), (2), (3), (4) and (5) are classified as fundamental. A Portfolio's fundamental investment limitations cannot be changed without approval by a "majority of the outstanding shares" (as defined in the 1940 Act) of the Portfolio. The Portfolio will not:

  (1)  invest in physical commodities or contracts on physical commodities;

  (2) purchase or sell real estate or real estate limited partnerships, al-though it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

  (3) make loans except (i) by purchasing debt securities in accordance with its investment objectives and (ii) by lending its portfolio se-curities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereun-der;

  (4)  underwrite the securities of other issuers;

  (5) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from (i) making any permitted borrowings, mortgages or pledges, or (ii) enter-ing into repurchase transactions;

  (6)  purchase on margin or sell short;

  (7) invest more than an aggregate of 15% of the net assets of the Portfo-lio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets; and

  (8) invest for the purpose of exercising control over management of any company.

                          MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

  The Officers of the Fund manage its day-to-day operations and are responsi-ble to the Fund's Board of Trustees. The Trustees set broad policies for the Fund and elect its Officers. The following is a list of the Trustees and Offi-cers of the Fund and a brief statement of their present positions and princi-pal occupations during the past five years.

JOHN T. BENNETT, JR.      Trustee of the Fund; President of Squam
College Road--RFD 3       Investment Management Company, Inc. and
Meredith, NH 03253        Great Island Investment Company, Inc.;
Age 67                    President of Bennett Management Company
                          from 1988 to 1993.
PHILIP D. ENGLISH         Trustee of the Fund; President and Chief
16 West Madison Street    Executive Officer of Broventure Company,
Baltimore, MD 21201       Inc.; Chairman of the Board of Chektec
Age 48                    Corporation and Cyber Scientific, Inc.
WILLIAM A. HUMENUK        Trustee of the Fund; Partner in the
4000 Bell Atlantic Tower  Philadelphia office of the law firm
1717 Arch Street          Dechert Price & Rhoads; Director, Hofler
Philadelphia, PA 19103    Corp.
Age 54
NORTON H. REAMER*         Trustee, President and Chairman of the
One International Place   Fund; President, Chief Executive Officer
Boston, MA 02110          and a Director of United Asset Manage-
Age 60                    ment Corporation; Director, Partner or
                          Trustee of each of the Investment Compa-
                          nies of the Eaton Vance Group of Mutual
                          Funds.
PETER M. WHITMAN, JR.*    Trustee of the Fund; President and Chief
One Financial Center      Investment Officer of Dewey Square In-
Boston, MA 02111          vestors Corporation ("DSI") since 1988;
Age 53                    Director and Chief Executive Officer of
                          H. T. Investors, Inc., formerly a sub-
                          sidiary of DSI.
WILLIAM H. PARK*          Vice President of the Fund; Executive
One International Place   Vice President and Chief Financial Offi-
Boston, MA 02110          cer of United Asset Management Corpora-
Age 49                    tion.

GARY L. FRENCH*              Treasurer of the Fund; President of UAM
211 Congress Street          Fund Services, Inc. and UAM Fund Dis-
Boston, MA 02110             tributors, Inc.; formerly Vice President
Age 45                       of Operations, Development and Control
                             of Fidelity Investment in 1995; Trea-
                             surer of the Fidelity Group of Mutual
                             Funds from 1991 to February 1995.
MICHAEL E. DEFAO*            Secretary of the Fund; Vice President
211 Congress Street          and General Counsel of UAM Fund Servic-
Boston, MA 02110             es, Inc. and UAM Fund Distributors,
Age 28                       Inc.; Associate Attorney of Ropes & Gray
                             (a law firm) from 1993 to February 1995.
ROBERT R. FLAHERTY*          Assistant Treasurer of the Fund; Vice
211 Congress Street          President of UAM Fund Services, Inc.;
Boston, MA 02110             formerly Manager of Fund Administration
Age 32                       and Compliance of the Chase Global Funds
                             Services Company from 1995 to 1996,
                             Deloitte & Touche LLP from 1985 to 1995,
                             Senior Manager.
KARL O. HARTMANN*            Assistant Secretary of the Fund; Senior
Treasurer 73 Tremont Street  Vice President and General Counsel of
Boston, MA 02108             Chase Global Funds Services Company; Se-
Age 41                       nior Vice President, Secretary and Gen-
                             eral Counsel of Leland, O'Brien, Rubin-
                             stein Associates, Inc., from November
                             1990 to November 1991.

-----------
* These people are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

As of December 31, 1996, the Trustees and Officers of the Fund owned less than 1% of the Fund's outstanding shares.

REMUNERATION OF TRUSTEES AND OFFICERS
  The Fund pays each Trustee, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $1,050 per quarter. In addition, each unaffiliated Trustee receives a $2,000 meeting fee which is aggregated for all the Trustees and allocated proportion-ately among the Portfolios of the Fund and UAM Funds, Inc. and reimbursement for travel and other expenses incurred while attending Board meetings. Trust-ees who are also officers or affiliated persons receive no remuneration for their service as Trustees. The Fund's officers and employees are paid by ei-ther the Adviser, United Asset Management Corporation ("UAM"), the Administra-tor or the Sub-Administrator and receive no compensation from the Fund. The following table shows aggregate compensation paid to each of the Fund's Inde-pendent Trustees by the Fund, as well as total compensation from the Fund, UAM Funds, Inc. and AEW Commercial

Mortgage Securities Fund, Inc. (collectively the "Fund Complex"), respective-ly, in the fiscal year ended April 30, 1996.

COMPENSATION TABLE

          (1)                  (2)               (3)               (4)                (5)
                                             PENSION OR                       TOTAL COMPENSATION
                            AGGREGATE    RETIREMENT BENEFITS ESTIMATED ANNUAL FROM REGISTRANT AND
    NAME OF PERSON,       COMPENSATION   ACCRUED AS PART OF   BENEFITS UPON      FUND COMPLEX
        POSITION         FROM REGISTRANT    FUND EXPENSES       RETIREMENT     PAID TO TRUSTEES
    ---------------      --------------- ------------------- ---------------- -------------------
John T. Bennett, Jr.,
 Trustee................     $3,396                0                 0              $29,600
J. Edward Day,
 Former Trustee.........     $3,396                0                 0              $29,600
Philip D. English,
 Trustee................     $3,396                0                 0              $29,600
William A. Humenuk,
 Trustee................     $3,396                0                 0              $29,600

PRINCIPAL HOLDER OF SECURITIES
  As of December 6, 1996, the following persons or organizations held of rec-ord or beneficially 5% or more of the shares of the Portfolio as noted.

  BHM&S Total Return Bond Portfolio Institutional Class Shares: Hartnat & Co., F/B/O Barrow Hanley, P.O. Box 4044, Boston, MA, 99.9%*.

  BHM&S Total Return Bond Portfolio Institutional Service Class Shares:
Hartnat & Co., P.O. Box 4044, Boston, MA, 62.4%*; Hartnat & Co., F/B/O Lillick and Charles, P.O. Box 4044, Boston, MA, 16.3%*; Hartnat & Co., F/B/O Allied Waste, P.O. Box 4044, Boston, MA, 12.3%*.
-----------
* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

The persons or organizations listed above as owning 25% or more of the out-standing shares of the Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) te Portfolio. As a result, those persons or organiza-tions could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of the Portfolio.

                              INVESTMENT ADVISER

CONTROL OF ADVISER

Barrow, Hanley, Mewhinney & Strauss, Inc. is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1940 for the purpose of acquiring and owning firms engaged primarily in institutional in-vestment management. Since its first acquisition in August 1983, UAM has ac-quired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

  Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to op-erate under their own firm name, with their own leadership and individual in-vestment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to sepa-rate series or Portfolios of the UAM Funds, Inc., a registered investment com-pany.

ADVISORY FEES
  As compensation for services rendered by the Adviser under the Investment Advisory Agreement, the Portfolio pays the Adviser an annual fee in monthly installments, calculated by applying the following annual percentage rate to the Portfolio's average daily net assets for the month:

   BHM&S Total Return Bond Portfolio...................................... 0.35%

  From November 1, 1995 (date of commencement) to April 30, 1996, the BHM&S Total Return Bond Portfolio paid advisory fees of $0. During this period, the Adviser voluntarily waived advisory fees of $6,000. Until December 31, 1997, the Adviser has voluntarily agreed to waive all or a portion of its advisory fees and to assume operating expenses, otherwise payable by the Portfolio, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 0.55% and 0.80% of average daily net assets of the Portfolio's Institutional Class Shares and Service Class Shares, respectively.

                        SERVICE AND DISTRIBUTION PLANS

  As stated in the Portfolio's Service Class Shares Prospectus, UAM Fund Dis-tributors, Inc. (the "Distributor") may enter into agreements with broker-dealers and other financial institutions ("Service Agents"), pursuant to which they will provide administrative support services to Service Class sharehold-ers who are their customers ("Customers") in consideration of the Fund's pay-ment of 0.25% (on an annualized basis) of the average daily net asset value of the Service Class Shares held by the Service Agent for the benefit of its Cus-tomers. Such services include:

  (a) acting as the sole shareholder of record and nominee for beneficial owners;

  (b) maintaining account records for such beneficial owners of the Fund's shares;

  (c) opening and closing accounts;

  (d) answering questions and handling correspondence from shareholders about their accounts;

  (e) processing shareholder orders to purchase, redeem and exchange shares;

  (f) handling the transmission of funds representing the purchase price or redemption proceeds;

  (g) issuing confirmations for transactions in the Fund's shares by share-holders;

  (h) distributing current copies of prospectuses, statements of additional information and shareholder reports;

  (i) assisting customers in completing application forms, selecting divi-dend and other account options and opening any necessary custody ac-counts;

  (j) providing account maintenance and accounting support for all transac-tions; and

  (k) performing such additional shareholder services as may be agreed upon by the Fund and the Service Agent, provided that any such additional shareholder services must constitute a permissible non-banking activ-ity in accordance with the then current regulations of, and interpre-tations thereof by, the Board of Governors of the Federal Reserve System, if applicable.

  Each agreement with a Service Agent is governed by a Shareholder Service Plan (the "Service Plan") that has been adopted by the Fund's Board of Trust-ees. Pursuant to the Service Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts expended under each agreement with Service Agents and the purposes for which the expenditures were made. In addi-tion, arrangements with Service Agents must be approved annually by a majority of the Fund's Trustees, including a majority of the Trustees who are not "in-terested persons" of the Fund as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements.

  The Board of Trustees has approved the arrangements with Service Agents based on information provided by the Fund's service contractors that there is a reasonable likelihood that the arrangements will benefit the Fund and its shareholders by affording the Fund greater flexibility in connection with the servicing of the accounts of the beneficial owners of its shares in an effi-cient manner. Any material amendment to the Fund's arrangements with Service Agents must be approved by a majority of the Fund's Board of Trustees (includ-ing a majority of the disinterested Trustees). So long as the arrangements with Service Agents are in effect, the selection and nomination of the members of the Fund's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund will be committed to the discretion of such non-interested Trustees.

  Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Distribu-tion Plan for the Service Class Shares of the Fund (the "Distribution Plan"). The Distribution Plan permits the Fund to pay for certain distribution, promo-tional and related expenses involved in the marketing of only the Service Class Shares.

  The Distribution Plan permits the Service Class Shares, pursuant to the Dis-tribution Agreement, to pay a monthly fee to the Distributor for its services and expenses in distributing and promoting sales of the Service Class Shares. These expenses include, among other things, preparing and distributing adver-tisements, sales literature and prospectuses and reports used for sales pur-poses, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. In addition, the Service Class Shares may make payments directly to other unaffiliated parties who either aid in the distribution of their shares or provide services to the Class.

  The maximum annual aggregate fee payable by the Fund under the Service and Distribution Plans (the "Plans"), is 0.75% of the Service Class Shares' aver-age daily net assets for the year. The Fund's Board of Trustees may reduce this amount at any time. Although the maximum fee payable under the 12b-1 Plan relating to the Service Class Shares is 0.75% of average daily net assets of such class, the Board of Trustees has determined that the annual fee, payable on a monthly basis, under the Plans relating to the Service Class Shares, cur-rently cannot exceed 0.50% of the average daily net assets represented by the Service Class. While the current fee which will be payable under the Service Plan has been set at 0.25%, the Plans permit a full 0.75% on all assets to be paid at any time following appropriate Board approval.

  All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid by the Service Class Shares will be borne by such persons without any reimbursement from such Clas-ses. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans. From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in pro-viding administrative services to shareholders.

  The Plans, the Distribution Agreement and the form of dealer's and services agreements have all been approved by the Board of Trustees of the Fund, in-cluding a majority of the Trustees who are not "interested persons" (as de-fined in the 1940 Act) of the Fund and who have no direct or indirect finan-cial interest in the Plans or any related agreements, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans, the Distribution Agreement and the related agreements must be approved annually by the Board of Trustees in the same manner, as specified above.

  Each year the Trustees must determine whether continuation of the Plans is in the best interest of the shareholders of Service Class Shares and that there is a reasonable likelihood of the Plans providing a benefit to the Class. The Plans, the Distribution Agreement and the related agreements with any broker-dealer or others relating to the Class may be terminated at any time without penalty by a majority of those Trustees who are not "interested persons" or by a majority vote of the outstanding voting securities of the Class. Any amendment materially increasing the maximum percentage payable un-der the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those Trustees who are not "interested persons." Also, any other material amendment to the Plans must be approved by a majority vote of the Trustees including a majority of the Trustees of the Fund having no interest in the Plans. In addi-tion, in order for the Plans to remain effective, the selection and nomination of Trustees who are not "interested persons" of the Fund must be effected by the Trustees who themselves are not "interested persons" and who have no di-rect or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for their review. The National Association of Securities Dealers, Inc. has adopted amendments to its Rules of Fair Practice relating to investment company sales charges. The Fund and the Distributor intend to oper-ate in compliance with these rules.

  Fees paid to Service Agents on behalf of the Portfolio for the fiscal year ended April 30, 1996 totaled $1,369.

                            PORTFOLIO TRANSACTIONS

  The Investment Advisory Agreement authorizes the Adviser to select the bro-kers or dealers that will execute the purchases and sales of investment secu-rities for the Portfolio and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolio. The Adviser may, however, consistent with the interests of the Portfolio, se-lect brokers on the basis of the research, statistical and pricing services they provide to the Portfolio. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Investment Advisory Agreements. A com-mission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolio and the Adviser's other clients.

  It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser. During the fiscal years ended April 30, 1995 and April 30, 1996, the entire Fund paid brokerage commissions of approximately $15,000 and $39,000, respectively.

  Some securities considered for investment by the Portfolio may also be ap-propriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allo-cations, are subject to periodic review by the Fund's Board of Trustees.

                            ADMINISTRATIVE SERVICES

  As stated in the Prospectus, the Board of Trustees of the Fund approved a new Fund Administration Agreement between UAM Fund Services, Inc., a wholly owned subsidiary of UAM, and the Fund. The Fund's Trustees also approved a Mu-tual Fund Services Agreement between UAM Fund Services, Inc. and Chase Global Funds Services Company. The services provided by UAM Fund Services, Inc. and Chase Global Funds Services Company and the basis of the fees payable by the Fund under the Fund Administration Agreement are described in the Portfolios' Prospectus. Prior to April 15, 1996, Chase Global Funds Services Company or its predecessor, Mutual Funds Service Company, provided certain administrative services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York.

  The basis of the fees paid to the Sub-Administrator for the period
November 1, 1995 to April 14, 1996 was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.20% of the first $200 million in combined assets; plus 0.12% of the next $800 million in combined assets; plus 0.08% on assets over $1 billion but less than $3 billion; plus 0.06% on assets over $3 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a designated minimum fee schedule per Portfolio, which ranged from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years. For the period ended April 30, 1996, administrative services fees paid to the Sub-Administrator by the BHM&S Total Return Bond

Portfolio totaled $22,073. For the period April 15, 1996 to April 30, 1996, UAM Fund Services, Inc. earned $1,927 from the BHM&S Total Return Bond Portfo-lio as Administrator. The services provided by the Administrator and the Sub-Administrator and the fees payable to both effective April 15, 1996 are de-scribed in the Portfolio's Prospectuses.

                           PERFORMANCE CALCULATIONS

PERFORMANCE
  The Portfolio may from time to time quote various performance figures to il-lustrate past performance. Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standard-ized performance quotations or, alternatively, that every non-standardized performance quotation furnished by each class of the Fund be accompanied by certain standardized performance information computed as required by the Com-mission. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing perfor-mance mandated by the Commission. An explanation of those methods used to com-pute or express performance follows.

YIELD

  Current yield reflects the income per share earned by a Portfolio's invest-ment. The current yield of a Portfolio is determined by dividing the net in-vestment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the re-sult. Expenses accrued for the period include any fees charged to all share-holders during the base period. Since Service Class Shares of a Portfolio bear additional service and distribution expenses, the yield of the Service Class Shares of a Portfolio will generally be lower than that of the Institutional Class Shares of the same Portfolio. The yield for the BHM&S Total Return Bond Portfolio Institutional Class Shares and Service Class Shares for the 30-day period ended on October 31, 1996 was 5.52% and 5.43%, respectively.

  A yield figure is obtained using the following formula:

  Yield = 2[(a - b + 1)/6/ - 1]
             -----
              cd

where:

     a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive income distributions d = the maximum offering price per share on the last day of the period.

TOTAL RETURN
  The average annual total return of a Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeem-able value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis. Since Service Class Shares of a Portfolio bear additional service and distribution expenses, the average annual total return of the Service Class Shares of a Portfolio will generally be lower than that of the Institutional Class Shares of the same Portfolio.

  These figures are calculated according to the following formula:

  P(1 + T)n = ERV

where:

     P = a hypothetical initial payment of $1,000
     T = average annual total return
     n = number of years
   ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

  The average annual total rate of return for the BHM&S Total Return Bond Portfolio from inception on November 1, 1995 to October 31, 1996 is 4.00% for the Institutional Class Shares and 3.65% for the Service Class Shares.

COMPARISONS
  To help investors better evaluate how an investment in either Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by vari-ous financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. The following publications, indices and averages may be used:

  (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 trans-portation stocks. Comparisons of performance assume reinvestment of dividends.

  (b) Standard & Poor's 500 Stock Index or its component indices -- an un-managed index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of per-formance assume reinvestment of dividend.

  (c) The New York Stock Exchange composite or component indices -- unman-aged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

  (d) Wilshire 5000 Equity index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume rein-vestment of dividends.

  (e) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measure total return and average current yield for the mutual fund industry. Rank individual mutual fund per-formance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

  (f) Morgan Stanley Capital International EAFE Index and World Index -- re-spectively, arithmetic, market value-weighted averages of the perfor-mance of over 900 securities listed on the stock exchanges of coun-tries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, plus North America.

  (g) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

  (h) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Govern-ment National Mortgage Association.

  (i) Salomon Brothers High Grade Corporate Bond Index -- consists of pub-licly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

  (j) Salomon Brothers Broad Investment Grade Bond -- is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass through securities.

  (k) Lehman Brothers Long-Term Treasury Bond -- is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

  (l) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

  (m) Value Line -- composed of over 1,600 stocks in the Value Line Invest-ment Survey.

  (n) Russell 2000 -- composed of the 2,000 smallest stocks in the Russell 3000, a market value-weighted index of the 3,000 largest U.S. public-ly-traded companies.

  (o) Composite indices -- 60% Standard & Poor's 500 Stock Index, 30% Lehman Brothers Long-Term Treasury Bond and 10% U.S. Treasury Bills; 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Sal-omon Brothers High Grade Bond Index.

  (p) CDA Mutual Fund Report published by CDA Investment Technologies,
      Inc. -- analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

  (q) Mutual Fund Source Book published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

  (r) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Invest-ment Companies Service -- publications that rate fund performance over specified time periods.

  (s) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change over time in the price of goods and services in major expenditure groups.

  (t) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associ-ates -- historical measure of yield, price and total return for com-mon and small company stock, long-term government bonds, Treasury bills and inflation.

  (u) Savings and Loan Historical Interest Rates -- as published by the U.S. Savings & Loan League Fact Book.

  (v) Lehman Brothers Intermediate Government/Corporate Index is an unman-aged index composed of a combination of the Government and Corporate Bond Indices. All issues are investment grade (BBB) or higher, with maturities of one to ten years and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for oth-ers. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate non-convertible corporate debt. Also included are Yankee Bonds and noncon-vertible debt issued by or guaranteed by foreign or international gov-ernments and agencies. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

  (w) Lehman Brothers Government/Corporate Index -- is a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agen-cies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also in-cluded are Yankee Bonds and nonconvertible debt issued by or guaran-teed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then re-moved. All returns are market value weighted inclusive of accrued in-come.

  (x) Lehman Brothers Aggregate Index -- is a fixed income market value-weighted index that combines the Lehman Brothers Government/ Corporate Index and the Lehman Brothers Mortgage-Backed Securities Index. It in-cludes fixed rate issues of investment grade (BBB) or higher, with ma-turities of at least one year and outstanding par values of at least $100 million for U.S. Government issues and $25 million for others.

  (y) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan companies; Salomon Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc. and Bloomberg L.P.

    In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a Portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identi-cal to the formula used by the Portfolio to calculate its performance. In addition, there can be no assurance that the Portfolio will con-tinue this performance as compared to such other averages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized under the name The Regis Fund II as a Delaware busi-ness trust on May 18, 1994. On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust." The Fund's principal office is located at One International Place, Boston, MA 02110; however, all investor correspondence should be directed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited num-ber of shares of beneficial interest, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without further action by shareholders.

  On each matter submitted to a vote of the Shareholders, each holder of a share shall be entitled to one vote for each whole share and a fractional vote for each fractional share standing in his name on the books of the Fund.

  In the event of liquidation of the Fund, the holders of the Shares of each Portfolio or any class thereof that has been established and designated shall be entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to that Portfolio, or in the case of a class, belonging to that Portfolio and allocable to that class, over the liabilities belonging to that Portfolio or class. The assets so distributable to the holders of Shares of any particular Portfolio or class thereof shall be distributed to the holders in proportion to the number of Shares of that Portfolio or class thereof held by them and recorded on the books of the Fund. The liquidation of any Portfolio or class thereof may be authorized at any time by vote of a ma-jority of the Trustees then in office.

  Shareholders of both Classes of the Fund's Portfolios have no pre-emptive or other rights to subscribe to any additional Shares or other securities issued by the Fund or any Portfolio, except as the Trustees in their sole discretion shall have determined by vote. Both Institutional Class and Service Class Shares represent an interest in the same assets of a Portfolio and are identi-cal in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares, and have exclusive voting rights with respect to matters relating to such distribution expenditures.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  The Fund's policy is to distribute substantially all of the Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes incurred and the imposition of the Federal excise tax on undistributed income and capital gains. The amounts of any income dividends or capital gains distributions cannot be predicted. See discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectuses.

  Any dividend or distribution paid shortly after the purchase of shares of the Portfolio by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or dis-tribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus-es.

  As set forth in the Prospectuses, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically re-ceived in additional shares of the Portfolio of the Fund at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income divi-dend or capital gains distribution is paid.

  The Portfolio will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by the Portfolio will be distributed to its investors without need to offset (for Federal income tax purposes) such gains against any net capital losses realized by another Portfolio.

CODE OF ETHICS
  The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain dis-closure and reporting obligations.

FEDERAL TAXES
  In order for the Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of the Portfolio's gross income for a taxable year must be derived from certain qualifying income, i.e., divi-dends, interest, income derived from loans of securities and gains from the sale or other disposition of stock, securities or other related income, de-rived with respect to its business investing in stock or securities. Qualifi-cation as a regulated investment company also requires that less than 30% of a Portfolio's gross income be derived from the sale or other disposition of stock or securities held less than three months.

  The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolio's taxable year on futures trans-actions). Such distribution will be combined with distributions of capital gains realized on the Portfolio's other investments, and shareholders will be advised as to the character of the payment.

                             FINANCIAL STATEMENTS

  The Financial Statements of the BHM&S Total Return Bond Portfolio for the period from inception on November 1, 1995 to April 30, 1996, and the six months ended October 31, 1996 and the Financial Highlights for the respective periods presented which appear in the Portfolio's 1996 Annual Financial State-ments and the report thereon of Price Waterhouse LLP, the Fund's independent accountants, also appearing therein and in the Semi-Annual Report to Share-holders are attached to this SAI.

BHM&S TOTAL RETURN BOND PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS
April 30, 1996

                                                                   FACE
                                                                  AMOUNT VALUE
                                                                  (000)  (000)+
-------------------------------------------------------------------------------
CORPORATE BONDS & NOTES (19.2%)
-------------------------------------------------------------------------------
BANKS (0.6%)
 Chase Manhattan Corp.
  9.75%, 6/15/99.................................................  $ 30  $   32
-------------------------------------------------------------------------------
FINANCIAL (5.6%)
 Ford Motor Credit Corp.
  6.375%, 9/15/99................................................   200     197
 General Motors Acceptance Corp.
  6.25%, 1/6/00..................................................   100      99
                                                                         ------
                                                                            296
-------------------------------------------------------------------------------
INDUSTRIAL (8.6%)
 Atlantic Richfield Co.
  8.50%, 4/1/12..................................................   125     138
 BP America, Inc.
  9.875%, 3/15/04................................................    50      58
 Dresser Industries, Inc.
  6.25%, 6/1/00..................................................   100      98
 Sears Roebuck & Co.
  9.375%, 11/1/11................................................   100     117
 Texaco Capital Corp.
  6.19%, 7/9/03..................................................    50      47
                                                                         ------
                                                                            458
-------------------------------------------------------------------------------
TRANSPORTATION (2.2%)
 Federal Express Corp.
  9.65%, 6/15/12.................................................   100     116
-------------------------------------------------------------------------------
UTILITIES (2.2%)
 Southern California Edison Co.
  8.25%, 2/1/00..................................................   115     120
-------------------------------------------------------------------------------
TOTAL CORPORATE BONDS & NOTES (COST $1,046)......................         1,022
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

BHM&S TOTAL RETURN BOND PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
April 30, 1996

                                                                   FACE
                                                                  AMOUNT VALUE
                                                                  (000)  (000)+
-------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (39.5%)
-------------------------------------------------------------------------------
U.S. TREASURY BOND (12.9%)
 8.75%, 5/15/17..................................................  $580  $  685
-------------------------------------------------------------------------------
U.S. TREASURY NOTES (26.6%)
 6.25%, 2/15/03..................................................   525     516
 7.125%, 9/30/99.................................................   775     794
 7.875%, 1/15/98.................................................   100     103
                                                                         ------
                                                                          1,413
-------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES (COST $2,184)...................         2,098
-------------------------------------------------------------------------------
AGENCY SECURITIES (29.5%)
-------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP. (20.0%)
 Gold Pool #C00436
  7.50%, 12/1/25.................................................   287     284
 Gold Pool #C80372
  7.00%, 1/1/26..................................................   804     777
                                                                         ------
                                                                          1,061
-------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (4.8%)
 Pool #124834
  8.00%, 4/1/23..................................................   252     255
-------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (4.7%)
 Pool #316108
  8.00%, 3/15/22.................................................   248     252
-------------------------------------------------------------------------------
TOTAL AGENCY SECURITIES (COST $1,593)............................         1,568
-------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (4.7%)
-------------------------------------------------------------------------------
 First Chicago Master Trust II, Series 1992-E Class A
  6.25%, 8/15/99.................................................   100     100
 Premier Auto Trust, Series 1996-1 Class A3
  6.00%, 10/6/99.................................................   150     149
-------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES (COST $250)........................           249
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

BHM&S TOTAL RETURN BOND PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
April 30, 1996

                                                                  FACE
                                                                 AMOUNT VALUE
                                                                 (000)  (000)+
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (6.3%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (6.3%)
 J.P. Morgan Securities, Inc. 5.05%, dated 4/30/96, due 5/1/96, to be repurchased at $338, collateralized by $305 U.S.
  Treasury Bonds 8.125%, due 8/15/19, valued at $345
  (COST $338)...................................................  $338  $  338
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.2%) (COST $5,411).........................         5,275
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.8%)
-------------------------------------------------------------------------------
  Cash..........................................................             1
  Interest Receivable...........................................            67
  Receivable due from Investment Adviser........................            13
  Payable for Administrative Fees...............................            (5)
  Payable for Trustees' Fees....................................            (1)
  Payable for Service Fees--Institutional Service Class Shares..            (1)
  Other Liabilities.............................................           (33)
                                                                        ------
                                                                            41
-------------------------------------------------------------------------------
NET ASSETS (100%)...............................................        $5,316
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES:
 Net Assets.....................................................        $2,445
 Applicable to 248,063 outstanding Institutional Class shares
  (unlimited authorization, no par value)
-------------------------------------------------------------------------------
 NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE.......        $ 9.85
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES:
 Net Assets.....................................................        $2,871
 Applicable to 291,863 outstanding Institutional Service Class shares
  (unlimited authorization, no par value)
-------------------------------------------------------------------------------
 NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE.......        $ 9.84
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

+ See Note A to Financial Statements.

    The accompanying notes are an integral part of the financial statements.

BHM&S TOTAL RETURN BOND PORTFOLIO
STATEMENT OF OPERATIONS

                                                                   NOVEMBER 1,
                                                                    1995** TO
(In Thousands)                                                    APRIL 30, 1996
--------------------------------------------------------------------------------
INVESTMENT INCOME
 Interest...................................................          $ 110
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fees................................................ $ 6
  Less: Fees Waived.........................................  (6)       --
                                                             ---
 Filing and Registration Fees...............................             25
 Administrative Fees--Note C................................             24
 Audit Fees.................................................             15
 Printing Fees..............................................             14
 Custodian Fees.............................................              3
 Trustees' Fees--Note F.....................................              1
 Service Fees--Note D:
  Institutional Service Class...............................              1
 Other Expenses.............................................              3
 Expenses Assumed by Adviser--Note B........................            (74)
--------------------------------------------------------------------------------
  Total Expenses............................................             12
 Expense Offset--Note A.....................................             (1)
--------------------------------------------------------------------------------
  Net Expenses..............................................             11
--------------------------------------------------------------------------------
NET INVESTMENT INCOME.......................................             99
--------------------------------------------------------------------------------
NET REALIZED LOSS ON INVESTMENTS............................             (2)
NET CHANGE IN UNREALIZED DEPRECIATION ON INVESTMENTS........           (136)
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS.....................................           (138)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........          $ (39)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

** Commencement of Operations

    The accompanying notes are an integral part of the financial statements.

BHM&S TOTAL RETURN BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                                   NOVEMBER 1,
                                                                    1995** TO
(In Thousands)                                                    APRIL 30, 1996
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income...........................................     $   99
 Net Realized Loss...............................................         (2)
 Net Change in Unrealized Depreciation...........................       (136)
--------------------------------------------------------------------------------
  Net Decrease in Net Assets Resulting From Operations...........        (39)
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income:
  Institutional Class............................................        (39)
  Institutional Service Class....................................        (25)
--------------------------------------------------------------------------------
  Total Distributions............................................        (64)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE G):
   Institutional Class:
    Issued--Regular..............................................      2,785
 --In Lieu of Cash Distributions.................................         39
    Redeemed.....................................................       (340)
                                                                      ------
   Net Increase from Institutional Class Shares..................      2,484
                                                                      ------
   Institutional Service Class:
    Issued--Regular..............................................      2,930
 --In Lieu of Cash Distributions.................................         25
    Redeemed.....................................................        (20)
                                                                      ------
   Net Increase from Institutional Service Class Shares..........      2,935
--------------------------------------------------------------------------------
   Net Increase from Capital Share Transactions..................      5,419
--------------------------------------------------------------------------------
  Total Increase.................................................      5,316
Net Assets:
  Beginning of Period............................................        --
--------------------------------------------------------------------------------
  End of Period (1)..............................................     $5,316
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(1)Net Assets Consist of:
  Paid in Capital................................................     $5,419
  Undistributed Net Investment Income............................         35
  Accumulated Net Realized Loss..................................         (2)
  Unrealized Depreciation........................................       (136)
--------------------------------------------------------------------------------
                                                                      $5,316
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

** Commencement of Operations

    The accompanying notes are an integral part of the financial statements.

BHM&S TOTAL RETURN BOND PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED APRIL 30, 1996+++

                            INSTITUTIONAL CLASS** INSTITUTIONAL SERVICE CLASS**
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF PERIOD................         $10.00                    $10.00
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income+...           0.28                      0.27
 Net Realized and
  Unrealized Loss on
  Investments.............          (0.27)                    (0.27)
-------------------------------------------------------------------------------
  Total from Investment
   Operations.............           0.01                        --
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income....          (0.16)                    (0.16)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD...................         $ 9.85                    $ 9.84
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN..............           0.08%++                  (0.07)%++
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Period
 (Thousands)..............         $2,445                    $2,871
Ratio of Expenses to
 Average Net Assets+......           0.61%*#                   0.83%*#
Ratio of Net Investment
 Income to Average Net
 Assets+..................           5.53%*                    5.44%*
Portfolio Turnover Rate...             55%                       55%
-------------------------------------------------------------------------------

*  Annualized
** Commencement of Operations November 1, 1995.
+ Net of voluntarily waived fees and expenses assumed by the Adviser of $0.23 and $0.20 per share for Institutional Class and Institutional Service Class Shares, respectively, for the period ended April 30, 1996.
++ Total return would have been lower had certain fees not been waived and ex-
   penses assumed by the Adviser during the period.
+++ Per share amounts for the period ended April 30, 1996 are based on average outstanding shares.
# The Ratio of Expenses to Average Net Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.55%* and 0.80%* for the Institutional Class and In-stitutional Service Class Shares, respectively, for the period ended April 30, 1996.

   The accompanying notes are an integral part of the financial statements.

                       BHM&S TOTAL RETURN BOND PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds Trust and UAM Funds, Inc., (collectively the "UAM Funds") were organized on May 18, 1994 and October 11, 1988, respectively, and are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. BHM&S Total Return Bond Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, began operations on November 1, 1995. The Portfolio is authorized to offer two separate classes of shares-- Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). At April 30, 1996, the UAM Funds were comprised of thirty-seven active portfolios. The financial statements of the remaining portfolios are presented separately.

A. SIGNIFICANT ACCOUNTING POLICIES. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Trustees.

  2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  At April 30, 1996, the Portfolio's cost of investments for Federal income tax purposes was approximately $5,411,000. Net unrealized depreciation for Federal income tax purposes aggregated approximately $136,000, all of which related to depreciated securities. For the period ended April 30, 1996 the Portfolio expects to defer to May 1, 1996 for Federal income tax purposes, post-October capital losses of approximately $2,000.

  3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  4. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments of paydown gains (losses) and post-October capital losses.

                       BHM&S TOTAL RETURN BOND PORTFOLIO

  Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

  5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Additionally, certain expenses are apportioned among the Portfolios of the UAM Funds and AEW Commercial Mortgage Securities Fund, Inc. ("AEW"), an affiliated closed-end management investment company, based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated to each class of shares based upon their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets for custodian balance credits.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Barrow, Hanley, Mewhinney & Strauss, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.35% of average daily net assets. Through December 31, 1997, the Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 0.55% and 0.80% of average daily net assets of the Portfolio's Institutional Class Shares and Service Class Shares, respectively.

C. ADMINISTRATION SERVICES: Effective April 15, 1996, UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds and AEW under an Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.04% of average daily net assets of the Portfolio. Also effective April 15, 1996, the Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), a wholly-owned subsidiary of The Chase Manhattan Bank, N.A., under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee.

Prior to April 15, 1996, CGFSC served as the administrator to the UAM Funds and AEW. For its services as administrator CGFSC received annual fees, computed daily and payable monthly, based on the combined

                       BHM&S TOTAL RETURN BOND PORTFOLIO
aggregate average daily net assets of the UAM Funds and AEW, as follows: 0.20% of the first $200 million of the combined aggregate net assets; plus 0.12% of the next $800 million of the combined aggregate net assets; plus 0.08% of the combined aggregate net assets in excess of $1 billion but less than $3 billion; plus 0.06% of the combined aggregate net assets in excess of $3 billion. The fees were allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and were subject to a graduated minimum fee schedule per portfolio which rose from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years.

For the period April 15, 1996 to April 30, 1996, UAM Fund Services, Inc. earned $1,927 from the Portfolio as Administrator.

D. DISTRIBUTION AND SERVICE PLANS: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Portfolio has adopted a Distribution and Service Plan (the "Plans") on behalf of the Service Class Shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, the Portfolio may not incur distribution or service costs which exceed an annual rate of 0.75% of the Portfolio's net assets. The Board has currently limited aggregate payments under the Plan to 0.50% per annum of the Portfolio's net assets. The Portfolio's Service Class Shares are not currently making payments under the Distribution Plan. Under the Service Plan, the Portfolio reimburses the Distributor or the Service Organization for payments made at an annual rate of 0.25% of the average daily value of Service Class Shares owned by clients of such Service Organizations.

E. PURCHASES AND SALES: For the period ended April 30, 1996, the Portfolio made purchases of approximately $1,634,000 and sales of approximately $335,000 of investment securities other than long-term U.S. Government and short-term securities. Purchases and sales of long-term U.S. Government securities totaled approximately $5,197,000 and $1,411,000, respectively.

F. TRUSTEES' FEES: Each Trustee, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds and AEW, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and AEW, and reimbursement of expenses incurred in attending Trustee meetings.

G. OTHER: Transactions in Capital Shares for the period ended April 30, 1996, for the Portfolio by class were as follows:

                                INSTITUTIONAL CLASS SHARES SERVICE CLASS SHARES
                                          (000)                   (000)
                                -------------------------- --------------------
Issued--Regular................            278                     291
In Lieu of Cash Distributions                4                       3
Redeemed.......................            (34)                     (2)
                                           ---                     ---
Net Increase...................            248                     292
                                           ===                     ===

At April 30, 1996, 99.9% of total shares outstanding were held by one record shareholder of Institutional Class shares and 91.2% of total shares outstanding were held by three record shareholders owning 10% or greater of the aggregate total shares outstanding of Service Class shares.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of
UAM Funds Trust and Shareholders of
BHM&S Total Return Bond Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial high-lights present fairly, in all material respects, the financial position of the BHM&S Total Return Bond Portfolio (the "Portfolio"), a Portfolio of UAM Funds Trust, at April 30, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the period November 1, 1995 (commencement of operations) through April 30, 1996, in conformity with gener-ally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsi-bility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our au-dit of these financial statements in accordance with generally accepted audit-ing standards which require that we plan and perform the audit to obtain rea-sonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence support-ing the amounts and disclosures in the financial statements, assessing the ac-counting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at April 30, 1996 by corre-spondence with the custodian, provides a reasonable basis for the opinion ex-pressed above.

Price Waterhouse LLP
Boston, Massachusetts
June 14, 1996

BHM&S TOTAL RETURN BOND PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
October 31, 1996 (Unaudited)

                                                             FACE
                                                            AMOUNT     VALUE+
--------------------------------------------------------------------------------
CORPORATE BONDS & NOTES (20.7%)
--------------------------------------------------------------------------------
BANKS (3.2%)
 Chemical NY Corp.
  9.75%, 6/15/99......................................... $  205,000 $   221,466
 NationsBank Corp. Senior Notes
  7.00%, 9/15/01.........................................    250,000     254,807
                                                                     -----------
                                                                         476,273
--------------------------------------------------------------------------------
FINANCIAL (6.6%)
 Associates Corp. of North America
  6.57%, 10/4/99.........................................    200,000     202,160
 Countrywide Funding Corp., Series E
  7.20%, 10/30/06........................................    500,000     497,435
 Ford Motor Credit Corp.
  6.375%, 9/15/99........................................    200,000     200,492
 General Motors Acceptance Corp.
  6.65%, 5/24/00.........................................    100,000     100,634
                                                                     -----------
                                                                       1,000,721
--------------------------------------------------------------------------------
INDUSTRIAL (8.1%)
 American Home Products Corp.
  7.70%, 2/15/00.........................................    100,000     104,233
 Atlantic Richfield Co.
  8.50%, 4/1/12..........................................    225,000     252,979
 Dresser Industries, Inc.
  6.25%, 6/1/00..........................................    200,000     199,374
 Sears Roebuck Acceptance
  6.82%, 10/17/02........................................    500,000     502,955
 Tenneco Inc.
  10.00%, 8/1/98.........................................    100,000     106,313
 Texaco Capital Corp.
  6.19%, 7/9/03..........................................     50,000      48,441
                                                                     -----------
                                                                       1,214,295
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

BHM&S TOTAL RETURN BOND PORTFOLIO
                     PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996 (Unaudited)

                                                             FACE
                                                            AMOUNT     VALUE+
--------------------------------------------------------------------------------
CORPORATE BONDS & NOTES--(CONTINUED)
--------------------------------------------------------------------------------
TRANSPORTATION (2.0%)
 Federal Express
  9.65%, 6/15/12......................................... $  250,000 $   297,502
--------------------------------------------------------------------------------
UTILITIES (0.8%)
 Southern California Edison
  8.25%, 2/1/00..........................................    115,000     120,529
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS & NOTES
  (COST $3,092,190)......................................              3,109,320
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (38.9%)
--------------------------------------------------------------------------------
U.S. TREASURY BONDS (20.0%)
  10.375%, 11/15/12......................................    700,000     906,829
  8.75%, 5/15/17.........................................  1,060,000   1,297,175
  8.125%, 8/15/19........................................    700,000     811,013
                                                                     -----------
                                                                       3,015,017
--------------------------------------------------------------------------------
U.S. TREASURY NOTES (18.9%)
  7.125%, 9/30/99........................................  1,000,000   1,032,030
  7.125%, 2/29/00........................................  1,745,000   1,804,976
                                                                     -----------
                                                                       2,837,006
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
  (COST $5,737,623)......................................              5,852,023
--------------------------------------------------------------------------------
AGENCY SECURITIES (30.4%)
--------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP. (20.3%)
 Gold Pool #C00436
  7.50%, 12/1/25.........................................  3,028,441   3,045,006
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (8.6%)
 Pool #349359
  7.00%, 6/1/26..........................................  1,317,352   1,292,230
--------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (1.5%)
 Pool #316108
  8.00%, 3/15/22.........................................    222,935     229,064
--------------------------------------------------------------------------------
TOTAL AGENCY SECURITIES
  (COST $4,506,751)......................................              4,566,300
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

BHM&S TOTAL RETURN BOND PORTFOLIO
                     PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996 (Unaudited)
    The accompanying notes are an integral part of the financial statements.

                                                           FACE
                                                          AMOUNT     VALUE+
-------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (5.4%)
-------------------------------------------------------------------------------
 Boatmen's Auto Trust 96-A A2
  6.35%, 1/15/03....................................... $  110,000 $   110,747
 Chase Manhattan Credit Card Master Trust
  Series 1996-4 Class A
   6.73%, 2/15/03......................................    500,000     507,030
  NationsBank Auto Owner Trust, Series 1996-A A3
   6.375%, 7/15/00.....................................    200,000     201,302
-------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
  (COST $818,717)......................................                819,079
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (6.9%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT
 Chase Securities, Inc. 5.58%, dated 10/31/96, due
   11/1/96, to be repurchased at $1,039,161,
   collateralized by $1,004,308 of various
   U.S. Treasury Notes, 5.875%-7.75%, due 3/31/99-
   11/30/99, valued at $1,039,002
   (COST $1,039,000)...................................  1,039,000   1,039,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.3%)
  (COST $15,194,281) (A)...............................             15,385,722
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET)
  (-2.3%)..............................................               (348,113)
-------------------------------------------------------------------------------
NET ASSETS (100%)......................................            $15,037,609
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 +  See Note A to Financial Statements.
(a) The cost for federal income tax and book purposes was $15,194,281. At Octo-ber 31, 1996, net unrealized appreciation for all securities based on tax cost was $191,441. This consisted of aggregate gross unrealized apprecia-tion for all securities of $197,123 and aggregate gross unrealized depreci-ation for all securities of $5,682.

                       BHM&S TOTAL RETURN BOND PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996 (Unaudited)

--------------------------------------------------------------------------------
ASSETS
 Investments, at Cost.............................................. $15,194,281
                                                                    ===========
 Investments, at Value............................................. $15,385,722
 Cash..............................................................         283
 Interest Receivable...............................................     183,418
 Receivable due from Investment Adviser--Note B....................      11,478
 Receivable for Portfolio Shares Sold..............................       2,242
 Other Assets......................................................         236
--------------------------------------------------------------------------------
  Total Assets.....................................................  15,583,379
--------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased.................................     509,432
 Payable for Administrative Fees--Note C...........................      11,519
 Payable for Distribution and Service Fees--Note E.................       4,749
 Payable for Trustees' Fees--Note F................................         588
 Other Liabilities.................................................      19,482
--------------------------------------------------------------------------------
  Total Liabilities................................................     545,770
--------------------------------------------------------------------------------
NET ASSETS......................................................... $15,037,609
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital...................................................  14,846,492
 Undistributed Net Investment Income...............................      79,168
 Accumulated Net Realized Loss.....................................     (79,492)
 Unrealized Appreciation...........................................     191,441
--------------------------------------------------------------------------------
NET ASSETS......................................................... $15,037,609
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Net Assets........................................................ $12,329,720
 Net Asset Value, Offering and Redemption Price Per Share
   1,222,079 shares outstanding (unlimited authorization,
   no par value)................................................... $     10.09
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
 Net Assets........................................................ $ 2,707,889
 Net Asset Value, Offering and Redemption Price Per Share
   268,928 shares outstanding (Unlimited authorization,
   no par value)................................................... $     10.07
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                       BHM&S TOTAL RETURN BOND PORTFOLIO
                            STATEMENT OF OPERATIONS

                                                                   SIX MONTHS
                                                                      ENDED
                                                                   OCTOBER 31,
                                                                      1996
                                                                   (UNAUDITED)
------------------------------------------------------------------------------
INTEREST INCOME
 Interest...............................................            $228,137
------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fees............................................ $ 12,369
  Less: Fees Waived.....................................  (12,369)
                                                         --------
 Administrative Fees--Note C............................              39,908
 Audit Fees.............................................               6,932
 Printing Fees..........................................               6,849
 Filing and Registration Fees...........................               4,500
 Distribution and Service Fees--Note E..................               3,405
 Custodian Fees--Note D.................................               2,275
 Trustees' Fees--Note F.................................               1,244
 Other Expenses.........................................               1,594
 Fees Assumed by Adviser--Note B........................             (43,380)
------------------------------------------------------------------------------
  Total Expenses........................................              23,327
 Expense Offset--Note A.................................                (100)
------------------------------------------------------------------------------
  Net Expenses..........................................              23,227
------------------------------------------------------------------------------
NET INVESTMENT INCOME...................................             204,910
------------------------------------------------------------------------------
NET REALIZED LOSS ON INVESTMENTS........................             (78,295)
NET CHANGE IN UNREALIZED APPRECIATION/ DEPRECIATION ON
  INVESTMENTS...........................................             327,410
------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS.................................             249,115
------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....            $454,025
------------------------------------------------------------------------------
------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                          BHM&S TOTAL RETURN PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                         SIX MONTHS
                                                            ENDED
                                                         OCTOBER 31,   NOVEMBER 1,
                                                            1996        1995** TO
                                                         (UNAUDITED)  APRIL 30, 1996
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.................................  $   204,910    $   99,017
 Net Realized Loss.....................................      (78,295)       (2,447)
 Net Change in Unrealized Appreciation/Depreciation....      327,410      (135,969)
------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting From
    Operations.........................................      454,025       (39,399)
------------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income:
  Institutional Class..................................      (94,398)      (38,548)
  Institutional Service Class..........................      (65,588)      (24,975)
------------------------------------------------------------------------------------
 Total Distributions...................................     (159,986)      (63,523)
------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE I):
 Institutional Class:
   Issued--Regular.....................................    9,591,067     2,785,396
     --In Lieu of Cash Distributions...................       94,398        38,548
   Redeemed............................................      (30,493)     (340,122)
------------------------------------------------------------------------------------
  Net Increase from Institutional Class Shares.........    9,654,972     2,483,822
------------------------------------------------------------------------------------
 Institutional Service Class:
   Issued--Regular.....................................      736,796     2,930,372
     --In Lieu of Cash Distributions...................       65,587        24,975
   Redeemed............................................   (1,029,762)      (20,270)
------------------------------------------------------------------------------------
  Net Increase (Decrease) from Institutional Service
    Class Shares.......................................     (227,379)    2,935,077
------------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.........    9,427,593     5,418,899
------------------------------------------------------------------------------------
 Total Increase........................................    9,721,632     5,315,977
Net Assets:
 Beginning of Period...................................    5,315,977           --
------------------------------------------------------------------------------------
 End of Period (including undistributed net investment
   income of $79,168 and $34,692, respectively)........  $15,037,609    $5,315,977
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

**  Commencement of Operations

    The accompanying notes are an integral part of the financial statements.

            BHM&S TOTAL RETURN BOND PORTFOLIO FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA & RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                             INSTITUTIONAL CLASS      INSTITUTIONAL SERVICE CLASS
                         ---------------------------- ----------------------------
                         SIX MONTHS                   SIX MONTHS
                            ENDED      NOVEMBER 1,       ENDED      NOVEMBER 1,
                         OCTOBER 31,      1995**      OCTOBER 31,      1995**
                            1996            TO           1996            TO
                         (UNAUDITED) APRIL 30, 1996++ (UNAUDITED) APRIL 30, 1996++
----------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD...   $  9.85        $10.00        $ 9.84         $10.00
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS
 Net Investment Income..      0.18          0.28          0.28           0.27
 Net Realized and
   Unrealized Gain
   (Loss) on
   Investments..........      0.31         (0.27)         0.19          (0.27)
----------------------------------------------------------------------------------
  Total from Investment
    Operations..........      0.49          0.01          0.47            --
----------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income..     (0.25)        (0.16)        (0.24)         (0.16)
----------------------------------------------------------------------------------
NET ASSET VALUE, END OF
  PERIOD................   $ 10.09        $ 9.85        $10.07         $ 9.84
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
TOTAL RETURN+...........      5.06%         0.08%         4.86%         (0.07)%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of
  Period (Thousands)....   $12,330        $2,445        $2,708         $2,871
Ratio of Expenses to
  Average Net Assets....      0.55%*        0.61%*        0.80%*         0.83%*
Ratio of Net Investment
  Income to Average Net
  Assets................      5.70%*        5.53%*        5.65%*         5.44%*
Portfolio Turnover
  Rate..................       111%           55%          111%            55%
----------------------------------------------------------------------------------
Voluntary Waived Fees
  and Expenses Assumed
  by the Adviser Per
  Share.................   $  0.04        $ 0.23        $ 0.09         $ 0.20
Ratio of Expenses to
  Average Net Assets
  Including Expense
  Offsets...............      0.55%*        0.55%*        0.80%*         0.80%*
----------------------------------------------------------------------------------

*   Annualized.
**  Commencement of Operations.
+ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period.
++ Per share amounts for the period ended April 30, 1996 are based on average outstanding shares.

   The accompanying notes are an integral part of the financial statements.

                       BHM&S TOTAL RETURN BOND PORTFOLIO

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

  UAM Funds Trust and UAM Funds, Inc. (collectively the "UAM Funds") are reg-istered under the Investment Company Act of 1940, as amended. The BHM&S Total Return Bond Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a diversified, open-end management investment company. At October 31, 1996, the UAM Funds were composed of forty active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the BHM&S Total Return Bond Portfolio is to provide a maximum long term total re-turn consistent with reasonable risk to principal by investing in investment grade fixed income securities of varying maturities.

  A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

    1. SECURITY VALUATION: Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses in-formation with respect to transactions in fixed income securities, quota-tions from dealers, market transactions in comparable securities and vari-ous relationships between securities in determining value. Short-term in-vestments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are read-ily available is determined in good faith at fair value using methods de-termined by the Board of Trustees.

    2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provi-sion for Federal income taxes is required in the financial statements.

    3. REPURCHASE AGREEMENTS: In connection with transactions involving re-purchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

                       BHM&S TOTAL RETURN BOND PORTFOLIO

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Portfolio may transfer their daily uninvested cash bal-ances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collat-eral requirements as discussed above.

    4. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

    5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the ef-fective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Additionally, certain ex-penses are apportioned among the portfolios of the UAM Funds and AEW Com-mercial Mortgage Securities Fund, Inc. ("AEW"), an affiliated closed-end management investment company, based on their relative net assets. Custo-dian fees for the Portfolio have been increased to include expense offsets for custodian balance credits.

  B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Barrow, Hanley, Mewhinney & Strauss, Inc. (the "Adviser"), a wholly-owned sub-sidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.35% of average daily net assets. Through December 31, 1997, the Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume ex-penses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 0.55% and 0.80% of average daily net assets of the Portfolios Institutional Class Shares and Service Class Shares, respectively.

                       BHM&S TOTAL RETURN BOND PORTFOLIO

  C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund ac-counting, dividend disbursing and transfer agent services to the UAM Funds and AEW under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined ag-gregate net assets; plus 0.07% of the next $2 billion of the combined aggre-gate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon in-ception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.04% of average daily net assets of the Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent serv-ices. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the period ended October 31, 1996, $38,943 was paid to CGFSC for their services.

  D. CUSTODIAN: Effective July 17, 1996, The Chase Manhattan Bank (the "Bank"), an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement. For the period July 17, 1996 to October 31, 1996, the amount charged to the Portfolio by the Bank aggregated $2,085, all of which is unpaid at October 31, 1996.

  E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Portfolio has adopted a Distribution and Service Plan (the "Plan") on behalf of the Service Class Shares pursuant to Rule 12b-1 under the Investment Com-pany Act of 1940. Under the Plan, the Portfolio may not incur distribution and service fees which exceed an annual rate of 0.75% of the Portfolio's net as-sets, however, the Board has currently limited aggregate payments under the Plan to 0.50% per annum of the Portfolio's net assets. The Portfolio's Service Class Shares are not currently making payments for distribution fees. The Portfolio pays service fees at an annual rate of 0.25% of the average daily value of Service Class Shares owned by clients of such Service Organizations.

                       BHM&S TOTAL RETURN BOND PORTFOLIO

  F. TRUSTEES' FEES: Each Trustee, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds and AEW, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and AEW, and reimbursement of ex-penses incurred in attending Trustee meetings.

  G. PURCHASES AND SALES: For the period ended October 31 1996, the Portfolio made purchases of $16,748,869 and sales of $7,570,300 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

  H. OTHER: At October 31, 1996, 100% and 88.5% of total shares outstanding were held by 4 and 3 record shareholders of the Institutional Class Shares and the Institutional Service Class Shares, respectively, owning more than 10% of the aggregate total shares outstanding.

  I. CAPITAL SHARE TRANSACTIONS: Transactions in capital shares for the Port-folios, by class, were as follows:

                                                      INSTITUTIONAL SERVICE
                         INSTITUTIONAL CLASS SHARES        CLASS SHARES
                         -------------------------- --------------------------
                         SIX MONTHS                 SIX MONTHS
                            ENDED                      ENDED
                         OCTOBER 31,  NOVEMBER 1,   OCTOBER 31,  NOVEMBER 1,
                            1996       1995** TO       1996       1995** TO
                         (UNAUDITED) APRIL 30, 1996 (UNAUDITED) APRIL 30, 1996
                         ----------- -------------- ----------- --------------
Shares Issued...........   967,518      277,892        75,054      291,359
In Lieu of Cash
  Distribution..........     9,567        3,857         6,687        2,511
Shares Redeemed.........    (3,069)     (33,686)     (104,676)      (2,007)
                           -------      -------      --------      -------
Net Increase (Decrease)
  from Capital Share
  Transactions..........   974,016      248,063       (22,935)     291,863
                           =======      =======      ========      =======

** Commencement of operations

               APPENDIX -- DESCRIPTION OF SECURITIES AND RATINGS

I. DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS:
  AAA -- Bonds which are Aaa are judged to be the best quality; They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally sta-ble margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to im-pair the fundamentally strong position of such issues.

  AA -- Bonds which are rated Aa are judged to be of high quality by all stan-dards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protec-tive elements may be of greater amplitude or there may be other elements pres-ent which make the long-term risks appear somewhat larger than in Aaa securi-ties.

  A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving se-curity to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating cate-gories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

  BAA -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

STANDARD & POOR'S CORPORATION'S CORPORATE BOND RATINGS:
  AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay princi-pal and interest.

  AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

  A -- Bonds rated A have a strong capacity to pay interest and repay princi-pal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

  BBB -- Debt rated BBB is regarded as having an adequate capacity to pay in-terest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

II. DESCRIPTION OF MUNICIPAL NOTE RATINGS

MOODY'S INVESTORS SERVICE INC.'S MUNICIPAL NOTES RATINGS:
  MIG1 -- Municipal Notes which are rated MIG1 are considered best quality. There is present strong protection by established cash flows, superior liquid-ity support or demonstrated broad-based access to the market for refinancing.

  MIG2 -- Municipal Notes which are rated MIG2 are considered high quality. Margins of protection are ample although not so large as in the preceding group.

  MIG3 -- Municipal Notes which are rated MIG3 are considered favorable quali-ty. All security elements are accounted for but there is lacking the undeni-able strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well estab-lished.

STANDARD & POOR'S CORPORATION'S MUNICIPAL NOTES RATINGS:
  SP-1 -- Municipal Notes which are rated SP-1 are considered to possess a strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

  SP-2 -- Municipal Notes which are rated SP-2 are considered to possess a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

III. DESCRIPTION OF U.S. GOVERNMENT SECURITIES
  The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

  U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

  In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumen-tality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assess a claim against the United States itself in the event the agency or in-strumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agen-cies and instrumentalities, such as the GNMA are, in effect, backed by the full faith and credit of the United States through provisions in their char-ters that they may make "indefinite and unlimited" drawings on the U.S. Trea-sury, if needed to service its debt. Debt from certain other agencies and in-strumentalities, including the Federal Home Loan Bank and FNMA, is not guaran-teed by the United States, but those institutions are protected by the discre-tionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the FHLMC, are federally chartered institutions under Government supervision, but their debt securities are backed only by the credit worthiness of those insti-tutions, not the U.S. Government.

  Some of the U.S. Government agencies that issue or guarantee securities in-clude the Export-Import Bank of the United States, Farmers Home Administra-tion, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

IV. DESCRIPTION OF COMMERCIAL PAPER
  The Portfolio may invest in commercial paper (including variable amount mas-ter demand notes) rated A-1 or better by S&P or Prime-1 by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not ex-ceeding nine months. Variable amount master demand notes are demand obliga-tions that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolio's investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand.

  Commercial paper rated A-1 by S&P has the following characteristics:(1) li-quidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two addi-tional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the is-suer's industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are un-questioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's in-dustry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) fi-nancial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of issuer of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is Prime-1 or Prime-2.

V. DESCRIPTION OF BANK OBLIGATIONS
  Time deposits are non-negotiable deposits maintained in a banking institu-tion for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasona-bly orderly market conditions. The Portfolio is also able to sell variable rate certificates of deposit in the secondary market. Variable rate certifi-cates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international com-mercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment as well as the bank which uncondi-tionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

                                    PART B

                                   UAM FUNDS

-------------------------------------------------------------------------------

              CHICAGO ASSET MANAGEMENT VALUE/CONTRARIAN PORTFOLIO
             CHICAGO ASSET MANAGEMENT INTERMEDIATE BOND PORTFOLIO

                          INSTITUTIONAL CLASS SHARES

-------------------------------------------------------------------------------

            STATEMENT OF ADDITIONAL INFORMATION -- JANUARY 3, 1997

  This Statement is not a Prospectus but should be read in conjunction with the Prospectuses of the UAM Funds Trust (the "UAM Funds" or the "Fund") for the Chicago Asset Management Value/Contrarian Portfolio Institutional Class Shares and Chicago Asset Management Intermediate Bond Portfolio Institutional Class Shares dated January 3, 1997. To obtain the Prospectuses, please call the UAM Funds Service Center:

                                1-800-638-7983

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Objectives and Policies.........................................   2
Purchase of Shares.........................................................  12
Redemption of Shares.......................................................  13
Shareholder Services.......................................................  14
Investment Limitations.....................................................  15
Management of the Fund.....................................................  17
Investment Adviser.........................................................  20
Portfolio Transactions.....................................................  21
Administrative Services....................................................  22
Performance Calculations...................................................  23
General Information........................................................  27
Federal Taxes..............................................................  29
Financial Statements.......................................................  30
Appendix -- Description of Securities and Corporate Bond Ratings........... A-1

                      INVESTMENT OBJECTIVES AND POLICIES

  The following policies supplement the investment objectives and policies of the Chicago Asset Management Value/Contrarian Portfolio and Chicago Asset Man-agement Intermediate Bond Portfolio (the "Portfolios") as set forth in the Portfolios' Prospectuses:

LENDING OF SECURITIES
  The Portfolio may lend its investment securities to qualified brokers, deal-ers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not incon-sistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the bor-rower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities is-sued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio re-ceives reasonable interest on the loan (which may include the Portfolio in-vesting any cash collateral in interest bearing short-term investments). As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repur-chase agreements as discussed in the Prospectus.

HEDGING STRATEGIES
  Each Portfolio may engage in various portfolio strategies to hedge against adverse movements in the equity, debt and currency markets. Each Portfolio may buy or sell futures contracts, write (i.e., sell) covered call options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options and stock index futures, and related options on such futures. Each Portfolio may also enter into foreign currency contracts to hedge against its foreign currency movements. Each of these port-folio strategies is described below. Although certain risks are involved in options and futures transactions, the Adviser believes that, because the Port-folios will engage in options and futures transactions only for hedging pur-poses, the options and futures portfolio strategies of a Portfolio will not subject it to the risks frequently associated with the speculative use of op-tions and futures transactions. While each Portfolio's use of hedging strate-gies is intended to reduce the volatility of the net asset value of the Port-folio shares, the Portfolios' net asset value will fluctuate. There can be no assurance that a Portfolio's hedging transactions will be effective. Also, a Portfolio may not necessarily be engaging in hedging activities when movements in any particular equity, debt or currency market occur.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
  The U.S. dollar value of the assets of the Portfolios may be affected favor-ably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolios may incur costs in connection with conversions between various currencies. The Portfolios will conduct their for-eign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through en-tering into forward contracts to purchase or sell foreign currencies. A for-ward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank mar-ket and are conducted directly between currency traders (usually large commer-cial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

  The Portfolios may enter into forward foreign currency exchange contracts in several circumstances. When a Portfolio enters into a contract for the pur-chase or sale of a security denominated in a foreign currency, or when a Port-folio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an ad-verse change in the relationship between the U.S. dollar and the subject for-eign currency during the period between the date on which the security is pur-chased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

  Additionally, when either of the Portfolios anticipates that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars to sell the amount of foreign currency approximating the value of some or all of such Portfolio's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities in-volved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Neither

Portfolio intends to enter into such forward contracts to protect the value of portfolio securities on a regular or continuous basis. The Portfolios will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate such Portfolio to de-liver an amount of foreign currency in excess of the value of such Portfolio's securities or other assets denominated in that currency.

  Under normal circumstances, consideration of the prospect for currency pari-ties will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the management of the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the perfor-mance of each Portfolio will thereby be served. The Fund's Custodian will place cash, U.S. government securities, high-grade liquid debt or equity secu-rities into a segregated account in an amount equal to the value of such Port-folio's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will be equal to the amount of such Portfolio's commitments with respect to such contracts.

  The Portfolios generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign cur-rency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

  It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that such Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

  If a Portfolio retains the portfolio security and engages in an offsetting transaction, such Portfolio will incur a gain or loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between a Portfolio entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to pur-chase. Should forward prices increase, such Portfolio would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

  Each of the Portfolios' dealings in forward foreign currency exchange con-tracts will be limited to the transactions described above. Of course, the Portfolios are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such con-tracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

FUTURES CONTRACTS
  Each Portfolio may enter into futures contracts for the purposes of hedging, remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agen-cy.

  Although futures contracts by their terms call for actual delivery or ac-ceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Clos-ing out an open futures position is done by taking an opposite position ("buy-ing" a contract which has previously been "sold" or "selling" a contract pre-viously "purchased") in an identical contract to terminate the position. Bro-kerage commissions are incurred when a futures contract is bought or sold.

  Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure comple-tion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Bro-kers may establish deposit requirements which are higher than the exchange minimums. Generally, margin deposits are structured as percentages (e.g., 5%) of the market value of the contracts being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the re-quired margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Portfolios expect to earn interest income on its margin deposits.

  Traders in futures contracts may be broadly classified as either "hedgers" or "speculators". Hedgers use the futures markets primarily to offset unfavor-able changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade and use futures contracts with the expectation of realizing profits from a fluctuation in in-terest rates. The Portfolios intend to use futures contracts only for hedging purposes.

  Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide straddles or that the Fund's commod-ity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of a Portfolio. A Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Portfolios expect that approximately 75% of its futures con-tracts purchases will be "completed", that is, equivalent amounts of related securities will have been purchased or will be purchased by the Portfolio on the settlement date of the futures contracts.

  Although techniques other than the sale and purchase of futures contracts could be used to control the Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this expo-sure. While the Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS
  A Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, a Portfolio will not enter into futures contracts to the extent that its out-standing obligations to purchase securities under these contracts would exceed 20% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS
  A Portfolio will minimize the risk that it will be unable to close out a futures position by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would con-tinue to be required to make daily cash payments to maintain its required mar-gin. In such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Portfolio may be required to make de-livery of the instruments underlying futures contracts it holds. The inability to close futures positions also could have an adverse impact on a Portfolio's ability to effectively hedge.

  The risk of loss in trading futures contracts in some strategies can be sub-stantial due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and sub-stantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in excess of the amount invested in the contract. However, because the futures strategies of the Portfolios are engaged in only for hedging purposes, the Adviser does not believe that the Portfolios are subject to the risks of loss frequently associated with futures transactions. A Portfolio would presumably have sus-tained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

  Utilization of futures transactions by the Portfolios does involve the risk of imperfect or no correlation where the securities underlying the futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Portfolio could lose money on futures contracts and also experience a decline in value of portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

  Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfa-vorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

OPTIONS
  The Portfolios may purchase and sell put and call options on securities and futures contracts for hedging purposes. Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addi-tion, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option com-pared to either the futures contract on which it is based or the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. For example, there are significant differences between the securities, futures and options markets that could re-sult in an imperfect correlation between these markets, causing a given trans-action not to achieve its objective. A decision as to whether, when, and how to use options involves the exercise of skill and judgment by the Adviser, and even a well-conceived transaction may be unsuccessful because of market behav-ior or unexpected events.

WRITING COVERED CALL OPTIONS
  The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on securities alone. By writing covered call options, each Portfolio gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, each Portfolio's ability to sell the underlying security will be limited while the option is in effect unless the Portfolio effects a closing purchase transac-tion. A closing purchase transaction cancels out the Portfolio's position as the writer of an option by means of an offsetting purchase of an identical op-tion prior to the expiration of the option it has written. Covered call op-tions serve as a partial hedge against the price of the underlying security declining. Each Portfolio writes only covered options, which means that so long as a Portfolio is obligated as the writer of the option it will, in a segregated account with its custodian, maintain cash, U.S. government securi-ties or high grade liquid debt or equity securities denominated in U.S. dol-lars with a value equal to or greater than the exercise price of the under-lying securities.

PURCHASING OPTIONS
  The amount of any appreciation in the value of the underlying security sub-ject to a put will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from a sale will depend on whether the amount received is more or less than the pre-mium paid for the put option plus the related transaction costs. A closing sale transaction cancels out a Portfolio's position as purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, a Portfolio may purchase call options on securities held in its investment portfolio on which it has written call options or on securities which it intends to purchase.

OPTIONS ON FOREIGN CURRENCIES
  The Portfolios may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a de-cline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolios may pur-chase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

  Conversely, where a rise in the dollar value of a currency in which securi-ties to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolios may purchase call options thereon. The pur-chase of such options could offset, at least partially, the effects of the ad-verse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolios deriving from purchases of foreign cur-rency options will be reduced by the amount of the premium and related trans-action costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

  Each Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctu-ations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of port-folio securities will be offset by the amount of the premium received.

  Similarly, instead of purchasing a call option to hedge against an antici-pated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will con-stitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and a Portfolio would be required to purchase or sell the under-lying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

  Each Portfolio intends to write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without addi-tional cash consideration (or for additional cash consideration held in a seg-regated account by the Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, U.S. government securities or high grade liquid debt or eq-uity securities in a segregated account with the Custodian.

  Each Portfolio also intends to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign cur-rency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio will collateralize the option by main-taining in a segregated account with the Custodian, cash or U.S. government securities or high grade liquid debt or equity securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES
  Options on foreign currencies and forward contracts are not traded on con-tract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Commission. To the contrary, such instruments are traded through financial institutions acting as market-makers, although for-eign currency options are also traded on certain national securities ex-changes, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to the regulation of the Commission. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading en-vironment, many of the protection afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial invest-ments, due to the margin and collateral requirements associated with such positions.

  Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corpo-ration ("OCC"), thereby reducing the risk of counterparty default. Further-more, a liquid secondary market in options traded on a national securities ex-change may be more readily available than in the over-the-counter market, po-tentially permitting the Portfolios to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

  The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market de-scribed above, as well as the risks regarding adverse market movements, mar-gining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For exam-ple, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settle-ment of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and set-tlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

  In addition, futures contracts, options on futures contracts, forward con-tracts and options of foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in, or the prices of, foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make a trading decision, (iii) delays in a Portfo-lio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different ex-ercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

INTEREST RATE SWAP TRANSACTIONS
  Each Portfolio may enter into swap contracts. A swap is an agreement to ex-change the return generated by one instrument for the return generated by an-other instrument. The payment streams are calculated by reference to a spe-cific index and agreed upon notional amount. The term "specified index" includes fixed interest rates, total return on interest rate indices and fixed income indices, (as well as amounts derived from arithmetic operations on these indi-ces). For example, a Portfolio may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index.

  The Portfolios will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio's obli-gations under a swap agreement will be accrued daily (offsetting against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or high grade debt obliga-tions, to avoid any potential leveraging of the Portfolio. Since swaps will be entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute "senior securities" under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restric-tions.

  Interest rate swaps do not involve the delivery of securities, other under-lying assets, or principal. Accordingly, the risk of loss with respect to in-terest rate swaps is limited to the net amount of interest payments that a Portfolio is contractually obligated to make. If the other party to the inter-est rate swap defaults, a Portfolio's risk of loss consists of the net amount of interest payments that a Portfolio is contractually entitled to receive. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap mar-ket has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become rela-tively liquid.

                              PURCHASE OF SHARES

  Shares of each Portfolio may be purchased without sales commission at the net asset value per share next determined after an order is received in proper form by the Fund, and payment is received by the Fund's custodian. The minimum initial investment required for each Portfolio is $2,000 with certain excep-tions as may be determined from time to time by the officers of the Fund. The initial investment minimum for IRA accounts is $500. The initial investment minimum for spousal IRA accounts is $250. The minimum for any subsequent in-vestment is $100. An order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange (the "Exchange") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days:
Presidents' Day, February 17, 1997; Good Friday, March 28, 1997; Memorial Day, May 26, 1997; Independence Day, July 4, 1997; Labor Day, September 1, 1997; Thanksgiving Day, November 27, 1996; Christmas Day, December 25, 1997; and New Year's Day, January 1, 1998.

  Each Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interests of the Fund, and (3) to re-duce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

                             REDEMPTION OF SHARES

  Each Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that both the Exchange and custodian bank are closed or trading on the Exchange is restricted as determined by the Commis-sion, (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it or to fairly determine the value of its assets, and (3) for such other periods as the Commission may per-mit. The Fund has made an election with the Commission to pay in cash all re-demptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash as the Board of Trustees may deem advisable; however, payment will be made wholly in cash un-less the Board of Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "How Share Prices are Deter-mined", and a redeeming shareholder would normally incur brokerage expenses if those securities were converted to cash.

  No charge is made by a Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

SIGNATURE GUARANTEES
  To protect your account, the Fund and Chase Global Funds Services Company (the "Sub-Administrator") from fraud, signature guarantees are required for certain redemptions. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) or the registered address or (2) share transfer requests. The purpose of signature guarantees is to verify the identity of the party who has authorized a redemp-tion.

  Signatures must be guaranteed by an "eligible guarantor institution" as de-fined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, na-tional securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institution is available from the Sub-Administrator. Broker-dealers guarantee-ing signatures must be a member of a clearing corporation or maintain net cap-ital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

  The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                             SHAREHOLDER SERVICES

  The following supplements the information set forth in the Portfolios' Pro-spectuses under the heading "Buying, Selling and Exchanging Shares":

EXCHANGE PRIVILEGE
  Institutional Class Shares of each Portfolio may be exchanged for Institu-tional Class Shares of the other Portfolio. In addition, Institutional Class Shares of each Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds, Inc. (See the list of Portfolios of the UAM Funds -- Institu-tional Class Shares at the end of each Portfolio's Prospectus.) Exchange re-quests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are qualified for sale in the shareholder's state of residence.

  Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objective of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed are held by the Fund for the account of the shareholder and the regis-tration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. (Eastern Time) will be processed as of the close of busi-ness on the same day. Requests received after these times will be processed on the next business day. Neither the Fund nor the Sub-Administrator will be re-sponsible for the authenticity of the exchange instructions received by tele-phone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Board of Trustees to assure that such exchanges do not disadvantage the Fund and its shareholders.

  For Federal income tax purposes an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, there-fore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES
  Shareholders may transfer shares to another person by making a written re-quest to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered own-ers and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                            INVESTMENT LIMITATIONS

  The following limitations supplement those set forth in the Prospectuses. Whenever an investment limitation sets forth a percentage limitation on in-vestment or utilization of assets, such limitation shall be determined immedi-ately after and as a result of a Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Portfolio's investment limitations. Investment limitations (1), (2), (3), (4) and (6) are classified as fundamental. A Portfolio's fundamental investment limitations cannot be changed without approval by a "majority of the outstanding shares" (as defined in the 1940 Act) of the Portfolio. Each Portfolio will not:

   (1)invest in physical commodities or contracts on physical commodities;

  (2) purchase or sell real estate or real estate limited partnerships, al-though it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

  (3) make loans except (i) by purchasing debt securities in accordance with its investment objectives and (ii) by lending its portfolio se-curities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act, or the rules and regulations or interpretations of the Commission thereun-der;

  (4)  underwrite the securities of other issuers;

  (5) invest in stock, bond or interest rate futures and/or options on futures unless (i) not more than 5% of the Portfolio's assets are re-quired as deposit to secure obligations under such futures and/or op-tions on futures contracts provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5% and (ii) not more than 20% of the Portfolio's assets are invested in stock or bond futures and options;

  (6) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Portfolio from (i) mak-ing any permitted borrowings, mortgages or pledges, or (ii) entering into options, futures or repurchase transactions;

  (7)  purchase on margin or sell short except as specified in (5) above;

  (8) invest more than an aggregate of 15% of the net assets of the Portfo-lio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets; and

  (9) invest for the purpose of exercising control over management of any company.

                            MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS
  The Officers of the Fund manage its day-to-day operations and are responsi-ble to the Fund's Board of Trustees. The Trustees set broad policies for the Fund and elect its Officers. The following is a list of the Trustees and Offi-cers of the Fund and a brief statement of their present positions and princi-pal occupations during the past five years.

JOHN T. BENNETT JR.       Trustee of the Fund; President of Squam In-
College Road -- RFD 3     vestment Management Company, Inc. and Great
Meredith, NH 03253        Island Investment Company, Inc.; President
Age 67                    of Bennett Management Company from 1988 to
                          1993.
PHILIP D. ENGLISH         Trustee of the Fund; President and Chief
16 West Madison Street    Executive Officer of Broventure Company,
Baltimore, MD 21201       Inc.; Chairman of the Board of Chektec Cor-
Age 48                    poration and Cyber Scientific, Inc.
WILLIAM A. HUMENUK        Trustee of the Fund; Partner in the Phila-
4000 Bell Atlantic Tower  delphia office of the law firm Dechert
1717 Arch Street          Price & Rhoads; Director, Hofler Corp.
Philadelphia, PA 19103
Age 54
NORTON H. REAMER*         Trustee, President and Chairman of the
One International Place   Fund; President, Chief Executive Officer
Boston, MA 02110          and a Director of United Asset Management
Age 60                    Corporation; Director, Partner or Trustee
                          of each of the Investment Companies of the
                          Eaton Vance Group of Mutual Funds.
PETER M. WHITMAN, JR.*    Trustee of the Fund; President and Chief
One Financial Center      Investment Officer of Dewey Square Invest-
Boston, MA 02111          ors Corporation ("DSI") since 1988; Direc-
Age 53                    tor and Chief Executive Officer of H. T.
                          Investors, Inc., formerly a subsidiary of
                          DSI.
WILLIAM H. PARK*          Vice President of the Fund; Executive Vice
One International Place   President and Chief Financial Officer of
Boston, MA 02110          United Asset Management Corporation.
Age 49

-----------
* These people are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

GARY L. FRENCH*      Treasurer of the Fund; President of UAM
211 Congress Street  Fund Services, Inc., and UAM Fund Distribu-
Boston, MA 02110     tors, Inc.; formerly Vice President of Op-
Age 45               erations, Development and Control of Fidel-
                     ity Investment in 1995; Treasurer of the
                     Fidelity Group of Mutual Funds from 1991 to
                     February 1995.
MICHAEL E. DEFAO*    Secretary of the Fund; Vice President and
211 Congress Street  General Counsel of UAM Fund Services, Inc.
Boston, MA 02110     and UAM Fund Distributors, Inc.; Associate
Age 28               Attorney of Ropes & Gray (a law firm) from
                     1993 to February 1995.
ROBERT R. FLAHERTY*  Assistant Treasurer of the Fund; Vice Pres-
211 Congress Street  ident of UAM Fund Services, Inc.; formerly
Boston, MA 02110     Manager of Fund Administration and Compli-
Age 32               ance of Chase Global Funds Services Company
                     from 1995 to 1996; Deloitte & Touche LLP
                     from 1985 to 1995, Senior Manager.
KARL O. HARTMANN*    Assistant Secretary of the Fund; Senior
73 Tremont Street    Vice President and General Counsel of Chase
Boston, MA 02108     Global Funds Services Company; Senior Vice
Age 41               President, Secretary and General Counsel of
                     Leland, O'Brien, Rubinstein Associates,
                     Inc., from November 1990 to November 1991.

-----------
* These people are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

REMUNERATION OF TRUSTEES AND OFFICERS
  The Fund pays each Trustee, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $1,050 per quarter. In addition, each unaffiliated Trustee receives a $2,000 meeting fee which is aggregated for all the Trustees and allocated proportion-ately among the Portfolios of the Fund and UAM Funds, Inc. and reimbursement for travel and other expenses incurred while attending Board meetings. Trust-ees who are also officers or affiliated persons receive no remuneration for their service as Trustees. The Fund's officers and employees are paid by ei-ther the Adviser, United Asset Management Corporation ("UAM"), the Administra-tor or the Sub-Administrator and receive no compensation from the Fund. As of December 31, 1996, the Trustees and officers of the Fund owned less than 1% of the Fund's outstanding shares.

  The following table shows aggregate compensation paid to each of the Fund's Trustees by the Fund and total compensation paid by the Fund, UAM Funds, Inc. and AEW Commercial Mortgage Securities Fund, Inc. (collectively the "Fund Com-plex") in the fiscal year ended April 30, 1996.

COMPENSATION TABLE

          (1)                  (2)               (3)               (4)                (5)
                                             PENSION OR                       TOTAL COMPENSATION
                            AGGREGATE    RETIREMENT BENEFITS ESTIMATED ANNUAL FROM REGISTRANT AND
     NAME OF PERSON       COMPENSATION   ACCRUED AS PART OF   BENEFITS UPON      FUND COMPLEX
        POSITION         FROM REGISTRANT    FUND EXPENSES       RETIREMENT     PAID TO TRUSTEES
     --------------      --------------- ------------------- ---------------- -------------------
John T. Bennett, Jr. ...     $3,396                0                 0              $29,600
 Trustee
J. Edward Day...........     $3,396                0                 0              $29,600
 Former Trustee
Philip D. English.......     $3,396                0                 0              $29,600
 Trustee
William A. Humenuk......     $3,396                0                 0              $29,600
 Trustee

PRINCIPAL HOLDERS OF SECURITIES

  As of December 6, 1996, the following persons or organizations held of rec-ord or beneficially 5% or more of the shares of a Portfolio:

  Chicago Asset Management Value/Contrarian Portfolio: John McNamara, Norton Reamer, and William Park, Trustees, UAM Proft Sharing & 401k Plan, c/o Chicago Asset Management Company, 70 W. Madison Street, 56th Floor, Chicago, IL, 58.1%*; Hartnat & Co., F/B/O Montrose CDT, P.O. Box 92800, Rochester, New York, 18%; Chase Manhattan Bank, Trustee, F/B/O Performance Analytics Inc., Profit Sharing Plan, Attn. Alan L. Miller, 770 Broadway Street, 10th Floor, New York, NY, 5%*.




  Chicago Asset Management Intermediate Bond Portfolio: Edward W. Usher, Fran-cis X. McCartin, Trustees, Pipe Fitters' Pension Fund Local 597, c/o Chicago Asset Management Company 70 W. Madison Street, 56th Floor, Chicago, IL, 89.2%*; Hartnat & Co., F/B/O American Eurocopter, P.O. Box 4044, Boston, MA, 7.4%*.

  The persons or organizations listed above as owning 25% or more of the out-standing shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organi-zations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.
-----------
* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

                              INVESTMENT ADVISER

CONTROL OF ADVISER
  Chicago Asset Management Company (the "Adviser") is a wholly-owned subsidi-ary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has ac-quired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

  Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to op-erate under their own firm name, with their own leadership and individual in-vestment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to sepa-rate series or Portfolios of UAM Funds, Inc., a registered investment company.

PHILOSOPHY AND STYLE
  Chicago Asset Management Value/Contrarian Portfolio. The Adviser views it-self as an equity manager who, by combining value judgment and contrarian opinion, strives to outperform the market and other money managers not by mar-ket timing, but by focusing on the selection of individual securities. Catego-rized as a large cap, bottom-up, value/contrarian, the Adviser's philosophy and strategy are qualitative and have remained the same since the inception of the firm.

  Chicago Asset Management Intermediate Bond Portfolio. The Adviser's approach is predicated on a controlled risk strategy that avoids dependence on interest rate anticipation while emphasizing value added through sector rotation and yield curve analysis. The firm seeks to add value by improving the odds in a risk/reward equation. The Adviser focuses on the more traditional aspects of active portfolio management by scrutinizing sectors, coupons, call features, and the shape of the yield curve. Portfolios are constructed for income and safety.

ADVISORY FEES
  As compensation for services rendered by the Adviser under the Investment Advisory Agreements, the Portfolio pays the Adviser an annual fee in monthly installments, calculated by applying the following annual percentage rates to each Portfolio's average daily net assets for the month:

   Chicago Asset Management Value/Contrarian Portfolio................... 0.625%
   Chicago Asset Management Intermediate Bond Portfolio..................  0.48%

  From December 16, 1994 (date of commencement) to April 30, 1995, the Chicago Asset Management Value/Contrarian Portfolio paid advisory fees of $0. During this period, the Adviser voluntarily waived advisory fees of $1,261. For the fiscal year ended April 30, 1996, the Chicago Asset Management Value/Contrarian Portfolio paid advisory fees of $0. During this period, the Adviser voluntarily waived advisory fees of $5,000. Until further notice, the Adviser has voluntarily agreed to waive its advisory fee and to assume as the Adviser's own expense certain operating expenses payable by the Portfolio, if necessary, in order to keep the Portfolio's total annual operating expenses from exceeding 0.95%.

  For the period from January 24, 1995 (date of commencement) to April 30, 1995, the Chicago Asset Management Intermediate Bond Portfolio paid advisory fees of $0. During this period, the Adviser voluntarily waived advisory fees of $6,578. For the fiscal year ended April 30, 1996, the Chicago Asset Manage-ment Intermediate Bond Portfolio paid advisory fees of $0. During this period, the Adviser voluntarily waived advisory fees of $31,000. Until further notice, the Adviser has voluntarily agreed to waive its advisory fee and to assume as the Adviser's own expense certain operating expenses payable by the Portfolio, if necessary, in order to keep the Portfolio's total annual operating expenses from exceeding 0.80%.

                            PORTFOLIO TRANSACTIONS

  The Investment Advisory Agreements authorize the Adviser to select the bro-kers or dealers that will execute the purchases and sales of investment secu-rities for the Portfolios and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. The Adviser may, however, consistent with the interests of the Portfolios, se-lect brokers on the basis of the research, statistical and pricing services they provide to the Portfolios. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Investment Advisory Agreements. A com-mission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that such com-mission is reasonable in terms either of the transaction or the overall re-sponsibility of the Adviser to the Portfolios and the Adviser's other clients.

  It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser. During the fiscal years ended April 30, 1995 and April 30, 1996, the entire Fund paid brokerage commissions of approximately $15,000 and $39,000, respectively.

  Some securities considered for investment by the Portfolios may also be ap-propriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allo-cations, are subject to periodic review by the Fund's Board of Trustees.

                            ADMINISTRATIVE SERVICES

  As stated in the Prospectus, the Board of Trustees of the Fund approved a new Fund Administration Agreement between UAM Fund Services, Inc., a wholly-owned subsidiary of UAM, and the Fund. The Fund's Trustees also approved a Mu-tual Fund Services Agreement between UAM Fund Services, Inc. and Chase Global Funds Services Company. The services provided by UAM Fund Services, Inc. and Chase Global Funds Services Company and the basis of the fees payable by the Fund under the Fund Administration Agreement are described in the Portfolios' Prospectus. Prior to April 15, 1996, Chase Global Funds Services Company or its predecessor, Mutual Funds Service Company, provided certain administrative services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York.

  For the period December 16, 1994 to April 30, 1995, administrative services fees paid to the Sub-Administrator by the Chicago Asset Management Value/Contrarian Portfolio totaled $12,304. For the period January 24, 1995 to April 30, 1995, administrative services fees paid to the Sub-Administrator by the Chicago Asset Management Intermediate Bond Portfolio totaled $9,785. The basis of the fees paid to the Sub-Administrator for the 1995 fiscal year was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.20% of the first $200 million in combined assets; plus 0.12% of the next $800 million in combined assets; plus 0.08% on assets over $1 billion but less than $3 billion; plus 0.06% on assets over $3 bil-lion. The fees were allocated among the Portfolios on the basis of their rela-tive assets and were subject to a designated minimum fee schedule per Portfo-lio, which ranged from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years. For the fiscal year ended April 30, 1996, administrative services fees paid to the Sub-Administrator by the Chicago As-set Management Value/Contrarian Portfolio and the Chicago Asset Management In-termediate Bond Portfolio totaled $49,477 and $48,360, respectively. For the period April 15, 1996 to April 30, 1996, UAM Fund Services, Inc. earned $2,523 and $2,640, respectively, from the Chicago Asset Management Value/Contrarian Portfolio and the Chicago Asset Management Intermediate Bond

Portfolio as Administrator. The services provided by the Administrator and Sub-Administrator and the basis of the current fees payable are described in the Portfolios' Prospectuses.

                            PERFORMANCE CALCULATIONS

PERFORMANCE
  The Portfolios may from time to time quote various performance figures to il-lustrate past performance. Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standard-ized performance quotations or, alternatively, that every non-standardized per-formance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the Commission. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Com-mission. An explanation of those methods used to compute or express performance follows.

YIELD

  Current yield reflects the income per share earned by a Portfolio's invest-ment. The current yield of a Portfolio is determined by dividing the net in-vestment income per share earned during a 30-day base period by the maximum of-fering price per share on the last day of the period and annualizing the re-sult. Expenses accrued for the period include any fees charged to all share-holders during the base period. The yield for the Intermediate Bond Portfolio for the 30-day period ended onOctober 31, 1996 was 5.63%.

  A yield figure is obtained using the following formula:

  Yield = 2[(a - b + 1)/6/ - 1]
             -----
               cd

where:


      a = dividends and interest earned during the period

      b = expenses accrued for the period (net of reimbursements)

      c = the average daily number of shares outstanding during the period that were entitled to receive income distributions

      d = the maximum offering price per share on the last day of the period.

TOTAL RETURN
  The average annual total return of a Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are rein-vested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis.

  The average annual total rates of return for the Chicago Asset Management Intermediate Bond Portfolio and Chicago Asset Management Value/Contrarian Portfolio from inception and for the one year period ended on the date of the Financial Statements included herein are as follows:

                                                       SINCE INCEPTION
                                            ONE YEAR    THROUGH YEAR
                                              ENDED         ENDED
                                           OCTOBER 31,   OCTOBER 31,   INCEPTION
                                              1996          1996         DATE
                                           ----------- --------------- ---------
   Intermediate Bond Portfolio............     4.88%         9.09%      1/24/95
   Value/Contrarian Portfolio.............    14.26%        19.76%     12/16/94

  These figures are calculated according to the following formula:

  P(1 + T)n = ERV

where:


    P = a hypothetical initial payment of $1,000

    T = average annual total return

    n = number of years

  ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

COMPARISONS
  To help investors better evaluate how an investment in either Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by vari-ous financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. The following publications, indices and averages may be used:

  (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 trans-portation stocks. Comparisons of performance assume reinvestment of dividends.

  (b) Standard & Poor's 500 Stock Index or its component indices -- an un-managed index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of per-formance assume reinvestment of dividend.

  (c) The New York Stock Exchange composite or component indices -- unman-aged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

  (d) Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume rein-vestment of dividends.

  (e) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measure total return and average current yield for the mutual fund industry. Rank individual mutual fund per-formance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

  (f) Morgan Stanley Capital International EAFE Index and World Index -- re-spectively, arithmetic, market value-weighted averages of the perfor-mance of over 900 securities listed on the stock exchanges of coun-tries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

  (g) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

  (h) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Govern-ment National Mortgage Association.

  (i) Salomon Brothers High Grade Corporate Bond Index -- consists of pub-licly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

  (j) Salomon Brothers Broad Investment Grade Bond -- is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass through securities.

  (k) Lehman Brothers Long-Term Treasury Bond -- is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

  (l) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

  (m) Value Line -- composed of over 1,600 stocks in the Value Line Invest-ment Survey.

  (n) Russell 2000 -- composed of the 2,000 smallest stocks in the Russell 3000, a market value-weighted index of the 3,000 largest U.S. public-ly-traded companies.

  (o) Composite Indices -- 60% Standard & Poor's 500 Stock Index, 30% Lehman Brothers Long-Term Treasury Bond and 10% U.S. Treasury bills; 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Sal-omon Brothers High Grade Bond Index.

  (p) CDA Mutual Fund Report published by CDA Investment Technologies,
      Inc. -- analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

  (q) Mutual Fund Source Book published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

  (r) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Invest-ment Companies Service -- publications that rate fund performance over specified time periods.

  (s) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change over time in the price of goods and services in major expenditure groups.

  (t) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associ-ates -- historical measure of yield, price and total return for com-mon and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

  (u) Savings and Loan Historical Interest Rates -- as published by the U.S. Savings & Loan League Fact Book.

  (v) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan companies; Salomon Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and Bloomberg L.P.

  (w) Lehman Brothers Intermediate Government/Corporate Index is an unman-aged index composed of a combination of the Government and Corporate Bond Indices. All issues are investment grade (BBB) or higher, with maturities of one to ten years and an outstanding par value of at least $l00 million for U.S. government issues and $25 million for oth-ers. The Government Index includes public obligations of the U.S. Treasury, issues of government agencies, and corporate debt backed by the U.S. government. The Corporate Bond Index includes fixed-rate non-convertible corporate debt. Also included are Yankee Bonds and noncon-vertible debt issued by or guaranteed by foreign or international governments and agencies. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

  (x) Lehman Brothers Government/Corporate Index -- is a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of government agen-cies, and corporate debt backed by the U.S. government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also in-cluded are Yankee Bonds and nonconvertible debt issued by or guaran-teed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and an outstanding par value of at least $100 million for U.S. government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then re-moved. All returns are market value weighted inclusive of accrued in-come.

  In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and aver-ages is not identical to the composition of investments in a Portfolio, that the averages are generally unmanaged, and that the items included in the cal-culations of such averages may not be identical to the formula used by the Portfolio to calculate its performance. In addition, there can be no assurance that the Portfolio will continue this performance as compared to such other averages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized under the name The Regis Fund II as a Delaware busi-ness trust on May 18, 1994. On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust". The Fund's principal executive office is located at One International Place, 44th Floor, Boston, MA 02110; however, all in-vestor correspondence should be directed to the Fund at UAM Funds Service Cen-ter, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without further action by sharehold-ers.

  On each matter submitted to a vote of the shareholders, each holder of a share shall be entitled to one vote for each whole share and a fractional vote for each fractional share standing in his or her name on the books of the Fund.

  In the event of liquidation of the Fund, the holders of the shares of each Portfolio or any class thereof that has been established and designated shall be entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to that Portfolio, or in the case of a class, belonging to that Portfolio and allocable to that class, over the liabilities belonging to that Portfolio or class. The assets so distributable to the holders of shares of any particular Portfolio or class thereof shall be distributed to the holders in proportion to the number of shares of that Portfolio or class thereof held by them and recorded on the books of the Fund. The liquidation of any Portfolio or class thereof may be authorized at any time by vote of a ma-jority of the Trustees then in office.

  Shareholders of both Classes of the Fund's Portfolios have no pre-emptive or other rights to subscribe to any additional shares or other securities issued by the Fund or any Portfolio, except as the Trustees in their sole discretion shall have determined by vote. Both Institutional Class and Service Class Shares represent an interest in the same assets of a Portfolio and are identi-cal in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares, and have exclusive voting rights with respect to matters relating to such distribution expenditures.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  The Fund's policy is to distribute substantially all of each Portfolio's net investment income, if any, together with any net realized capital gains annu-ally in the amount and at the times that will avoid both income (including capital gains) taxes incurred and the imposition of the Federal excise tax on undistributed income and capital gains. The amounts of any income dividends or capital gains distributions cannot be predicted. See discussion under "Divi-dends, Capital Gains Distributions and Taxes" in the Prospectuses.

  Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net as-set value of the Portfolio by the per share amount of the dividend or distri-bution. Furthermore, such dividends or distributions, although in effect a re-turn of capital, are subject to income taxes as set forth in the Prospectuses.

  As set forth in the Prospectuses, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically re-ceived in additional shares of the respective Portfolio of the Fund at net as-set value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income div-idends in cash and capital gains distributions in additional shares at net as-set value) or the Cash Option (both income dividends and capital gains distri-butions in cash) has been elected. An account statement is sent to sharehold-ers whenever an income dividend or capital gains distribution is paid.

  Each Portfolio of the Fund will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its invest-ors without need to offset (for Federal income tax purposes) such gains against any net capital losses realized by another Portfolio.

CODE OF ETHICS
  The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain dis-closure and reporting obligations.

                                 FEDERAL TAXES

  In order for each Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of each Portfolio's gross income for a taxable year must be derived from certain qualifying income, i.e., divi-dends, interest, income derived from loans of securities and gains from the sale or other disposition of stock, securities or foreign currencies, or other related income, including gains from options, futures and forward contracts, derived with respect to its business investing in stock, securities or curren-cies. Any net gain realized from the closing out of futures contracts will, therefore, generally be qualifying income for purposes of the 90% requirement. Qualification as a regulated investment company also requires that less than 30% of a Portfolio's gross income be derived from the sale or other disposi-tion of stock, securities, options, futures or forward contracts (including certain foreign currencies not directly related to the Fund's business of in-vesting in stock or securities) held less than three months. In order to avoid realizing excessive gains on securities held for less than three months, the Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts which have been open for less than three months as of the end of a Portfolio's taxable year, and which are recog-nized for tax purposes, will not be considered gains on securities held for less than three months for the purposes of the 30% test.

  Except for transactions the Portfolios have identified as hedging transac-tions, in general each Portfolio is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on some forward currency and some futures contracts as of the end of each taxable year as well as those actually realized during the year. In most cases, any such gain or loss recognized with respect to a regulated futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss without regard to the holding period of the con-tract. Recognized gain or loss attributable to a foreign currency forward con-tract is treated as 100% ordinary income. Furthermore, for-eign currency futures contracts which are intended to hedge against a change in the value of securities held by a Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

  Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolio's taxable year on futures trans-actions). Such distribution will be combined with distributions of capital gains realized on the Portfolio's other investments, and shareholders will be advised as to the character of the payment.

                             FINANCIAL STATEMENTS

  The Financial Statements of the Chicago Asset Management Value/Contrarian and Intermediate Bond Portfolios for the fiscal year ended April 30, 1996 and the six-month period ended October 31, 1996, and the Financial Highlights for the respective periods presented which appear in the Portfolios' 1996 Annual Financial Statements (and the reports thereon of Price Waterhouse LLP, the Fund's independent accountants, also appearing therein) and in the Semi-Annual Report to Shareholders are attached to this SAI.

       APPENDIX -- DESCRIPTION OF SECURITIES AND CORPORATE BOND RATINGS

I. DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS:
  AAA -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  AA -- Bonds which are rated Aa are judged to be of high quality by all stan-dards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protec-tive elements may be of greater amplitude or there may be other elements pres-ent which make the long-term risks appear somewhat larger than in Aaa securi-ties.

  Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating cate-gories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

  A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving se-curity to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  BAA -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  BA -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of in-terest and principal payments may be very moderate, and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of posi-tion characterizes bonds in this class.

  B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contact over any long period of time may be small.

  CAA -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  CA -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

  C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATION'S CORPORATE BOND RATINGS:
  AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay princi-pal and interest.

  AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

  A -- Bonds rated A have a strong capacity to pay interest and repay princi-pal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

  BBB -- Debt rated BBB is regarded as having an adequate capacity to pay in-terest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

  BB, B, CCC, CC -- Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse con-ditions.

  C -- The rating C is reserved for income bonds on which no interest is being paid.

  D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

II. DESCRIPTION OF U.S. GOVERNMENT SECURITIES
  The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

  U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

  In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumen-tality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the GNMA are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the U.S. Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and FNMA, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the FHLMC, are federally chartered institutions under Government supervi-sion, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

  Some of the U.S. Government agencies that issue or guarantee securities in-clude the Export-Import Bank of the United States, Farmers Home Administra-tion, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

III. DESCRIPTION OF COMMERCIAL PAPER
  The Portfolios may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by S&P or Prime-1 by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usu-ally sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obliga-tions that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolio's investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand.

  Commercial paper rated A-1 by S&P has the following characteristics: (1) li-quidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two addi-tional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the is-suer's industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are un-questioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's in-dustry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) fi-nancial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of issuer of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

IV. DESCRIPTION OF BANK OBLIGATIONS
  Time deposits are non-negotiable deposits maintained in a banking institu-tion for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasona-bly orderly market conditions. The Portfolio is also able to sell variable rate certificates of deposit in the secondary market. Variable rate certifi-cates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international com-mercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment as well as the bank which uncondi-tionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

CHICAGO ASSET MANAGEMENT VALUE/CONTRARIAN PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS
April 30, 1996

                                                                         VALUE
                                                                  SHARES (000)+
-------------------------------------------------------------------------------
COMMON STOCKS (98.4%)
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE (6.2%)
 Raytheon Co. ...................................................   550  $   28
 United Technologies Corp. ......................................   250      27
                                                                         ------
                                                                             55
-------------------------------------------------------------------------------
AUTOMOTIVE (6.3%)
 Ford Motor Co. .................................................   800      29
 General Motors Corp. ...........................................   500      27
                                                                         ------
                                                                             56
-------------------------------------------------------------------------------
BANKS (6.1%)
 Banc One Corp. .................................................   742      26
 BankAmerica Corp. ..............................................   375      28
                                                                         ------
                                                                             54
-------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (6.8%)
 General Mills, Inc. ............................................   425      24
 IBP, Inc. ......................................................   450      12
 Sysco Corp. ....................................................   775      25
                                                                         ------
                                                                             61
-------------------------------------------------------------------------------
BROADCASTING & PUBLISHING (3.4%)
 Deluxe Corp. ...................................................   850      30
-------------------------------------------------------------------------------
CHEMICALS (6.4%)
 Dow Chemical Co. ...............................................   325      29
 Ethyl Corp. .................................................... 2,750      28
                                                                         ------
                                                                             57
-------------------------------------------------------------------------------
CONSUMER DURABLES (2.4%)
 Goodyear Tire & Rubber Co. .....................................   425      22
-------------------------------------------------------------------------------
CONSUMER STAPLES (2.6%)
 Procter & Gamble Co. ...........................................   275      23
-------------------------------------------------------------------------------
ELECTRONICS (3.0%)
 General Electric Co. ...........................................   350      27
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

CHICAGO ASSET MANAGEMENT VALUE/CONTRARIAN PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
April 30, 1996

                                                                         VALUE
                                                                  SHARES (000)+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
ENERGY (8.5%)
 Exxon Corp. ....................................................   300  $   26
 Mobil Corp. ....................................................   200      23
 Tenneco, Inc. ..................................................   500      27
                                                                         ------
                                                                             76
-------------------------------------------------------------------------------
HEALTH CARE (2.9%)
 Caremark International, Inc. ...................................   950      26
-------------------------------------------------------------------------------
INSURANCE (3.1%)
 Chubb Corp. ....................................................   300      28
-------------------------------------------------------------------------------
LODGING & RESTAURANTS (3.2%)
 Darden Restaurants, Inc. ....................................... 2,100      29
-------------------------------------------------------------------------------
MANUFACTURING (9.1%)
 AMP, Inc. ......................................................   600      27
 Eastman Kodak Co. ..............................................   350      26
 Whitman Corp. .................................................. 1,100      28
                                                                         ------
                                                                             81
-------------------------------------------------------------------------------
PAPER & PACKAGING (6.5%)
 International Paper Co. ........................................   700      28
 Weyerhaeuser Co. ...............................................   600      30
                                                                         ------
                                                                             58
-------------------------------------------------------------------------------
PHARMACEUTICALS (6.2%)
 Pharmacia & Upjohn, Inc. .......................................   700      27
 Warner Lambert Co. .............................................   250      28
                                                                         ------
                                                                             55
-------------------------------------------------------------------------------
RETAIL (6.7%)
 Nordstrom, Inc. ................................................   600      30
 The Limited, Inc. .............................................. 1,425      30
                                                                         ------
                                                                             60
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

CHICAGO ASSET MANAGEMENT VALUE/CONTRARIAN PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
April 30, 1996

                                                                        VALUE
                                                                 SHARES (000)+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
TECHNOLOGY (6.1%)
 Apple Computer, Inc. .......................................... 1,100  $   27
 International Business Machines Corp. .........................   250      27
                                                                        ------
                                                                            54
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (2.9%)
 AT&T Corp. ....................................................   425      26
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $689)...................................           878
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.6%)
-------------------------------------------------------------------------------
 Cash...........................................................            20
 Deferred Organization Costs....................................            16
 Receivable due from Investment Adviser.........................            14
 Dividends Receivable...........................................             1
 Payable for Investments Purchased..............................            (6)
 Payable for Administrative Fees................................            (5)
 Payable for Trustees' Fees.....................................            (1)
 Other Liabilities..............................................           (25)
                                                                        ------
                                                                            14
-------------------------------------------------------------------------------
NET ASSETS (100%)
 Applicable to 65,232 outstanding Institutional Class shares
  (unlimited authorization, no par value).......................        $  892
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE........        $13.67
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

+ See Note A to Financial Statements.

    The accompanying notes are an integral part of the financial statements.

CHICAGO ASSET MANAGEMENT INTERMEDIATE BOND PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS
April 30, 1996

                                                                   FACE
                                                                  AMOUNT VALUE
                                                                  (000)  (000)+
-------------------------------------------------------------------------------
CORPORATE BONDS & NOTES (54.4%)
-------------------------------------------------------------------------------
BANKS (12.6%)
 BankAmerica Corp. 7.625%, 6/15/04...............................  $250  $  258
 Northern Trust Co. 6.50%, 5/1/03................................   250     240
 Norwest Corp. 7.70%, 11/15/97...................................   250     255
 Suntrust Banks, Inc. 6.00%, 2/15/26.............................   275     254
                                                                         ------
                                                                          1,007
-------------------------------------------------------------------------------
FINANCIAL SERVICES (15.7%)
 Associates Corp. of North America 7.75%, 2/15/05................   250     263
 Exxon Capital Corp. 6.625%, 8/15/02.............................     9       9
 Exxon Capital Corp. 7.875%, 8/15/97.............................   105     107
 Ford Motor Credit Corp.-Global Bond 6.25%, 11/8/00..............   250     244
 General Electric Credit Corp. 7.85%, 2/1/97.....................   250     254
 General Motors Acceptance Corp. 8.00%, 5/2/97...................   250     255
 IBM Credit Corp. 6.375%, 11/1/97................................   125     125
                                                                         ------
                                                                          1,257
-------------------------------------------------------------------------------
INDUSTRIAL (12.8%)
 Heinz (H.J.) Co. 5.50%, 9/15/97.................................    18      18
 Hertz Corp. 8.30%, 2/2/98.......................................   250     258
 PepsiCo, Inc. 6.25%, 9/1/99.....................................   250     246
 Shell Oil Co. 6.625%, 7/1/99....................................   250     251
 WMX Technologies, Inc. 6.25%, 10/15/00..........................   250     245
                                                                         ------
                                                                          1,018
-------------------------------------------------------------------------------
PHARMACEUTICALS (1.1%)
 Merck & Co. 6.00%, 1/15/97......................................    90      90
-------------------------------------------------------------------------------
RETAIL (5.4%)
 J.C. Penney & Co. 5.375%, 11/15/98..............................    53      52
 Motorola, Inc. 6.50%, 9/1/25....................................   250     244
 Wal-Mart Stores, Inc. 6.375%, 3/1/03............................   140     135
                                                                         ------
                                                                            431
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

CHICAGO ASSET MANAGEMENT INTERMEDIATE BOND PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
April 30, 1996

                                                                   FACE
                                                                  AMOUNT VALUE
                                                                  (000)  (000)+
-------------------------------------------------------------------------------
CORPORATE BONDS & NOTES--(CONTINUED)
-------------------------------------------------------------------------------
UTILITIES (6.8%)
 Florida Power & Light Co. 5.50%, 7/1/99.........................  $150  $  146
 Pennsylvania Power & Light Co. 5.50%, 4/1/98....................   150     147
 Virginia Electric Power Co. 6.25%, 8/1/98.......................   250     249
                                                                         ------
                                                                            542
-------------------------------------------------------------------------------
TOTAL CORPORATE BONDS & NOTES (COST $4,299)......................         4,345
-------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (37.4%)
-------------------------------------------------------------------------------
U.S. TREASURY NOTES (37.4%)
 5.25%, 1/31/01..................................................   300     286
 5.75%, 8/15/03..................................................   175     167
 5.875%, 7/31/97.................................................   175     175
 6.125%, 5/31/97.................................................   550     552
 6.75%, 2/28/97..................................................   250     252
 7.50%, 1/31/97..................................................   500     507
 7.50%, 11/15/01.................................................   250     262
 7.50%, 5/15/02..................................................   250     263
 7.75%, 1/31/00..................................................   500     523
-------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES (COST $2,950)...................         2,987
-------------------------------------------------------------------------------
AGENCY SECURITIES (5.9%)
-------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (5.9%)
 5.37%, 2/7/01...................................................   250     237
 5.875%, 2/2/06..................................................   250     232
-------------------------------------------------------------------------------
TOTAL AGENCY SECURITIES (COST $499)..............................           469
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (97.7%) (COST $7,748)..........................         7,801
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (2.3%)
-------------------------------------------------------------------------------
 Cash............................................................            31
 Interest Receivable.............................................           159
 Deferred Organization Costs.....................................            17
 Receivable due from Investment Adviser..........................             8

    The accompanying notes are an integral part of the financial statements.

CHICAGO ASSET MANAGEMENT INTERMEDIATE BOND PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
April 30, 1996

                                                                        VALUE
                                                                        (000)+
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--(CONTINUED)
-------------------------------------------------------------------------------
 Receivable for Portfolio Shares Sold..............................     $    1
 Payable for Administrative Fees...................................         (6)
 Payable for Trustees' Fees........................................         (1)
 Other Liabilities.................................................        (29)
                                                                        ------
                                                                           180
-------------------------------------------------------------------------------
NET ASSETS (100%)
 Applicable to 768,365 outstanding Institutional Class shares (un-
  limited authorization, no par value).............................     $7,981
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE...........     $10.39
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

+ See Note A to Financial Statements.


    The accompanying notes are an integral part of the financial statements.

CHICAGO ASSET MANAGEMENT PORTFOLIOS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED APRIL 30, 1996

                                                CHICAGO ASSET      CHICAGO ASSET
                                                 MANAGEMENT         MANAGEMENT
                                                   VALUE/          INTERMEDIATE
                                                 CONTRARIAN            BOND
(In Thousands)                                    PORTFOLIO          PORTFOLIO
--------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends................................          $ 20               $  --
 Interest.................................            --                 457
--------------------------------------------------------------------------------
  Total Income............................            20                 457
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fees.............................. $ 5                $31
  Less: Fees Waived.......................  (5)       --      (31)        --
                                           ---                ---
 Administrative Fees--Note C..............            52                  51
 Custodian Fees...........................             1                   2
 Audit Fees...............................            12                  11
 Printing Fees............................            12                  12
 Trustees' Fees--Note F...................             2                   2
 Filing and Registration Fees.............            16                  16
 Other Expenses...........................             6                   8
 Expenses Assumed by Adviser--Note B......           (92)                (48)
--------------------------------------------------------------------------------
  Total Expenses..........................             9                  54
 Expense Offset--Note A...................            (1)                 (2)
--------------------------------------------------------------------------------
  Net Expenses............................             8                  52
--------------------------------------------------------------------------------
NET INVESTMENT INCOME.....................            12                 405
--------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS..........            52                  60
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION ON
 INVESTMENTS..............................           131                 (79)
--------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS............           183                 (19)
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS...............................          $195               $ 386
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

CHICAGO ASSET MANAGEMENT VALUE/CONTRARIAN PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                      DECEMBER 16,
                                                       1994** TO   YEAR ENDED
                                                       APRIL 30,   APRIL 30,
(In Thousands)                                            1995        1996
-----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income..............................      $  3        $ 12
 Net Realized Gain..................................         2          52
 Net Change in Unrealized Appreciation..............        58         131
-----------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from
   Operations.......................................        63         195
-----------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income..............................        (2)        (15)
 Net Realized Gain..................................        --         (19)
-----------------------------------------------------------------------------
  Total Distributions...............................        (2)        (34)
-----------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular....................................       615          79
       --In Lieu of Cash Distributions..............         2          32
 Redeemed...........................................        (7)        (76)
-----------------------------------------------------------------------------
  Net Increase from Capital Share
   Transactions.....................................       610          35
-----------------------------------------------------------------------------
 Total Increase.....................................       671         196
Net Assets:
 Beginning of Period................................        25         696
-----------------------------------------------------------------------------
 End of Period (2)..................................      $696        $892
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued.....................................        61           6
  In Lieu of Cash Distributions.....................        --           3
  Redeemed..........................................        (1)         (6)
-----------------------------------------------------------------------------
                                                            60           3
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
(2)Net Assets Consist of:
  Paid in Capital...................................      $632        $663
  Undistributed Net Investment Income...............         4           5
  Accumulated Net Realized
   Gain.............................................         2          35
  Unrealized Appreciation...........................        58         189
-----------------------------------------------------------------------------
                                                          $696        $892
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

** Commencement of Operations

    The accompanying notes are an integral part of the financial statements.

CHICAGO ASSET MANAGEMENT INTERMEDIATE BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                           JANUARY 24,
                                                            1995** TO  YEAR ENDED
                                                            APRIL 30,  APRIL 30,
(In Thousands)                                                1995        1996
---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income....................................   $   85      $  405
 Net Realized Gain........................................       --          60
 Net Change in Unrealized Appreciation/Depreciation.......      132         (79)
---------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations....      217         386
---------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income....................................      (50)       (389)
 Net Realized Gain........................................       --         (48)
---------------------------------------------------------------------------------
  Total Distributions.....................................      (50)       (437)
---------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular..........................................    5,025       2,481
--In Lieu of Cash Distributions...........................       50         436
 Redeemed.................................................       --        (152)
---------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions............    5,075       2,765
---------------------------------------------------------------------------------
 Total Increase...........................................    5,242       2,714
Net Assets:
 Beginning of Period......................................       25       5,267
---------------------------------------------------------------------------------
 End of Period (2)........................................   $5,267      $7,981
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued...........................................      502         231
  In Lieu of Cash Distributions...........................        5          41
  Redeemed................................................      --          (14)
---------------------------------------------------------------------------------
                                                                507         258
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
(2)Net Assets Consist of:
  Paid in Capital.........................................   $5,097      $7,858
  Undistributed Net Investment Income.....................       38          58
  Accumulated Net Realized Gain...........................       --          12
  Unrealized Appreciation.................................      132          53
---------------------------------------------------------------------------------
                                                             $5,267      $7,981
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

**Commencement of Operations

    The accompanying notes are an integral part of the financial statements.

CHICAGO ASSET MANAGEMENT VALUE/CONTRARIAN PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                      DECEMBER 16,
                                                       1994** TO   YEAR ENDED
                                                       APRIL 30,   APRIL 30,
                                                          1995        1996
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.................    $10.00     $ 11.14
------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income+..............................      0.05        0.19
 Net Realized and Unrealized Gain on Investments.....      1.13        2.86
------------------------------------------------------------------------------
  Total from Investment Operations...................      1.18        3.05
------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income...............................     (0.04)      (0.23)
 Net Realized Gain...................................       --        (0.29)
------------------------------------------------------------------------------
  Total Distributions................................     (0.04)      (0.52)
------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.......................    $11.14     $ 13.67
------------------------------------------------------------------------------
------------------------------------------------------------------------------
TOTAL RETURN.........................................     11.81%++    28.00%++
------------------------------------------------------------------------------
------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)................    $  696     $   892
Ratio of Net Expenses to Average Net Assets+.........      0.95%*      1.06%#
Ratio of Net Investment Income to Average Net As-
 sets+...............................................      1.54%*      1.51%
Portfolio Turnover Rate..............................         4%         33%
Average Commission Rate##............................       N/A     $0.0600
------------------------------------------------------------------------------

*  Annualized
** Commencement of Operations
+ Net of voluntarily waived fees and expenses assumed by the Adviser of $0.58 and $1.50 per share for the periods ended April 30, 1995 and April 30, 1996, respectively.
++ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.
# The Ratio of Expenses to Average Net Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.95%.
## The Portfolio has elected to adopt the new SEC regulation requiring portfolios with fiscal years beginning on or after September 1, 1995 to disclose the average commission rate paid on trades for which commissions were charged.

   The accompanying notes are an integral part of the financial statements.

CHICAGO ASSET MANAGEMENT INTERMEDIATE BOND PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                      JANUARY 24,
                                                       1995** TO   YEAR ENDED
                                                       APRIL 30,   APRIL 30,
                                                         1995         1996
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.................   $10.00       $10.33
------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income+..............................     0.17         0.64
 Net Realized and Unrealized Gain on Investments+++..     0.26         0.14
------------------------------------------------------------------------------
  Total from Investment Operations...................     0.43         0.78
------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income...............................    (0.10)       (0.64)
 Net Realized Gain...................................       --        (0.08)
------------------------------------------------------------------------------
  Total Distributions................................    (0.10)       (0.72)
------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.......................   $10.33       $10.39
------------------------------------------------------------------------------
------------------------------------------------------------------------------
TOTAL RETURN.........................................     4.31%++      7.62%++
------------------------------------------------------------------------------
------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)................   $5,267       $7,981
Ratio of Net Expenses to Average Net Assets+.........     0.80%*       0.84%#
Ratio of Net Investment Income to Average Net As-
 sets+...............................................     6.20%*       6.17%
Portfolio Turnover Rate..............................        0%          24%
------------------------------------------------------------------------------

*   Annualized
**  Commencement of Operations
+ Net of voluntarily waived fees and expenses assumed by the Adviser of $0.08 and $0.12 per share for the periods ended April 30, 1995 and April 30, 1996, respectively.
++ Total return would have been lower had certain fees not been waived and ex-penses assumed by the Adviser during the periods indicated.
+++ The amount shown for the year ended April 30, 1996 for a share outstanding throughout that year does not accord with the aggregate net losses on in-vestments for that year because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the in-vestments of the Portfolio.
# The Ratio of Expenses to Average Net Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.80%.

   The accompanying notes are an integral part of the financial statements.

                  CHICAGO ASSET MANAGEMENT COMPANY PORTFOLIOS

                         NOTES TO FINANCIAL STATEMENTS
UAM Funds Trust, formerly known as The Regis Fund II, and UAM Funds, Inc., formerly known as The Regis Fund, Inc., (collectively the "UAM Funds") were organized on May 18, 1994 and October 11, 1988, respectively, and are regis-tered under the Investment Company Act of 1940, as amended, as open-end man-agement investment companies. The Chicago Asset Management Value/Contrarian Portfolio and Chicago Asset Management Intermediate Bond Portfolio (the "Port-folios"), portfolios of UAM Funds Trust, began operations on December 16, 1994 and January 24, 1995, respectively. At April 30, 1996, the UAM Funds were com-prised of thirty-seven active portfolios. The financial statements of the re-maining portfolios are presented separately.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting poli-cies are in conformity with generally accepted accounting principles for in-vestment companies. Such policies are consistently followed by the Portfolios in the preparation of their financial statements. Generally accepted account-ing principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Ac-tual results may differ from those estimates.

  1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the bid price on such day. Price infor-mation on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted securities are valued at the current bid price. Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses informa-tion with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various re-lationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Trustees.

  2. FEDERAL INCOME TAXES: It is each Portfolio's intention to continue to qualify as a regulated investment company under Subchapter M of the Inter-nal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial state-ments.

  At April 30, 1996, cost of investments and unrealized appreciation/depreciation of investments for Federal income tax purposes were:

                                                                     NET
   CHICAGO ASSET MANAGEMENT      COST  APPRECIATION DEPRECIATION APPRECIATION
   COMPANY PORTFOLIOS           (000)     (000)        (000)        (000)
   ------------------------     ------ ------------ ------------ ------------
   Value/Contrarian............ $  689     $199        $ (10)        $189
   Intermediate Bond...........  7,748      162         (109)          53

  3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, the Portfolios' custodian bank takes possession of the under-lying securities, the value of which exceeds the principal

                  CHICAGO ASSET MANAGEMENT COMPANY PORTFOLIOS amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the ad-equacy of the collateral. In the event of default on the obligation to re-purchase, the Portfolios have the right to liquidate the collateral and ap-ply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or re-tention of the collateral or proceeds may be subject to legal proceedings.

  4. DISTRIBUTIONS TO SHAREHOLDERS: Each Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will normally be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for deferred organi-zation costs.

  Permanent book and tax basis differences relating to shareholder distribu-tions may result in reclassifications to undistributed net investment in-come (loss), accumulated net realized gain (loss) and paid in capital.

  5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identifica-tion method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on secu-rities purchased are amortized over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Ex-penses which cannot be directly attributed are apportioned among the port-folios of the UAM Funds based on their relative net assets. Additionally, certain expenses are apportioned among the portfolios of the UAM Funds and AEW Commercial Mortgage Securities Fund, Inc. ("AEW"), an affiliated closed-end management investment company, based on their relative net as-sets. Custodian fees for the Portfolio have been increased to include ex-pense offsets for custodian balance credits. Costs incurred by each Portfo-lio in connection with their organization have been deferred and are being amortized on a straight-line basis over a five year period.

  Current year permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calcu-lating net investment income (loss) per share in the financial highlights.

B. ADVISORY SERVICES: Under the terms of investment advisory agreements, Chi-cago Asset Management Company (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolios at a fee calculated at an annual rate of 0.625% of average daily net assets for Chicago Asset Management Value/Contrarian Portfo-lio and 0.48% of average daily net assets for Chicago Asset Management Inter-mediate Bond Portfolio. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolios' total annual operating expenses, after the effect of expense offset arrangements, from exceeding 0.95% and 0.80% of average daily net as-sets, respectively.

C. ADMINISTRATION SERVICES: Effective April 15, 1996, UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing

                  CHICAGO ASSET MANAGEMENT COMPANY PORTFOLIOS and transfer agent services to the UAM Funds and AEW under an Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the com-bined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.06% of average daily net assets for Chicago Asset Management Value/Contrarian Portfolio and 0.04% of average daily net assets for Chicago Asset Management Intermediate Bond Portfolio. Also effective April 15, 1996, the Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), a wholly-owned subsidiary of The Chase Manhattan Bank, N.A., under which CGFSC agrees to provide certain services, including but not limited to, administra-tion, fund accounting, dividend disbursing and transfer agent services. Pursu-ant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee.

Prior to April 15, 1996, CGFSC, formerly Mutual Funds Service Company ("MFSC"), served as the administrator to the UAM Funds and AEW. For its serv-ices as administrator CGFSC received annual fees, computed daily and payable monthly, based on the combined aggregate average daily net assets of the UAM Funds and AEW, as follows: 0.20% of the first $200 million of the combined ag-gregate net assets; plus 0.12% of the next $800 million of the combined aggre-gate net assets; plus 0.08% of the combined aggregate net assets in excess of $1 billion but less than $3 billion; plus 0.06% of the combined aggregate net assets in excess of $3 billion. The fees were allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and were subject to a graduated minimum fee schedule per portfolio which rose from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. Prior to September 1, 1995, MFSC was an affiliate of United States Trust Company of New York and provided administrative services to the UAM Funds and AEW under the same terms, conditions and fees as stated above for CGFSC.

For the period April 15, 1996 to April 30, 1996, UAM Fund Services, Inc. earned $2,523 and $2,640, respectively, from the Chicago Asset Management Value/Contrarian and Chicago Asset Management Intermediate Bond Portfolios as Administrator.

D. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), formerly known as RFI Distributors (a division of Regis Retirement Plan Serv-ices, Inc.), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolios. The Distributor does not receive any fee or other compensation with respect to the Portfolios.

                  CHICAGO ASSET MANAGEMENT COMPANY PORTFOLIOS

E. PURCHASES AND SALES: For the year ended April 30, 1996, purchases and sales of investment securities other than long-term U.S. Government and short-term securities were:

                                                                 PURCHASES SALES
   CHICAGO ASSET MANAGEMENT COMPANY PORTFOLIOS                     (000)   (000)
   -------------------------------------------                   --------- -----
   Value/Contrarian Portfolio...................................  $  262   $254
   Intermediate Bond Portfolio..................................   1,784    251

Purchases and sales of long-term U.S. Government securities were approximately $2,458,000 and $1,297,000, respectively, for Chicago Asset Management Interme-diate Bond Portfolio. There were no purchases and sales of long-term U.S. Gov-ernment securities for Chicago Asset Management Value/Contrarian Portfolio.

F. TRUSTEES' FEES: Each Trustee, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds and AEW, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and AEW, and reimbursement of ex-penses incurred in attending Trustee meetings.

G. OTHER: At April 30, 1996, the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follows:

                                                             NO. OF        %
   CHICAGO ASSET MANAGEMENT COMPANY PORTFOLIOS            SHAREHOLDERS OWNERSHIP
   -------------------------------------------            ------------ ---------
   Value/Contrarian......................................     1          82.9%
   Intermediate Bond.....................................       1        89.2

At April 30, 1996, 82.9% and 4.0% of the total shares outstanding of the Chi-cago Asset Management Value/Contrarian Portfolio were held by UAM Profit Shar-ing & 401k Plan and UAM, respectively.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of
UAM Funds Trust and Shareholders of
Chicago Asset Management Value/Contrarian Portfolio
Chicago Asset Management Intermediate Bond Portfolio

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial high-lights present fairly, in all material respects, the financial position of the Chicago Asset Management Value/Contrarian Portfolio and the Chicago Asset Man-agement Intermediate Bond Portfolio (the "Portfolios"), Portfolios of UAM Funds Trust, at April 30, 1996, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting princi-ples. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' man-agement; our responsibility is to express an opinion on these financial state-ments based on our audits. We conducted our audits of these financial state-ments in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and dis-closures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall fi-nancial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1996 by correspondence with the custo-dian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
June 14, 1996



-------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION: (UNAUDITED)

For the year ended April 30, 1996, the percentage of dividends paid that qual-ify for the 70% dividend received deduction for corporate shareholders is 46.1% for Chicago Asset Management Value/Contrarian Portfolio.

CHICAGO ASSET MANAGEMENT VALUE/CONTRARIAN PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996 (Unaudited)

                                                              SHARES   VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS (97.0%)
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE (6.1%)
 Raytheon Co.................................................   900  $   44,325
 United Technologies Corp....................................   250      32,187
                                                                     ----------
                                                                         76,512
-------------------------------------------------------------------------------
AUTOMOTIVE (6.5%)
 Ford Motor Co............................................... 1,300      40,625
 General Motors Corp.........................................   750      40,406
                                                                     ----------
                                                                         81,031
-------------------------------------------------------------------------------
BANKS (6.3%)
 Banc One Corp...............................................   925      39,197
 BankAmerica Corp............................................   425      38,887
                                                                     ----------
                                                                         78,084
-------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (9.9%)
 General Mills, Inc..........................................   650      37,131
 IBP, Inc.................................................... 1,800      45,000
 Sysco Corp.................................................. 1,225      41,650
                                                                     ----------
                                                                        123,781
-------------------------------------------------------------------------------
BROADCASTING & PUBLISHING (2.7%)
 Deluxe Corp................................................. 1,025      33,441
-------------------------------------------------------------------------------
CHEMICALS (5.8%)
 Dow Chemical Co.............................................   500      38,875
 Ethyl Corp.................................................. 4,100      33,825
                                                                     ----------
                                                                         72,700
-------------------------------------------------------------------------------
CONSUMER DURABLES (2.1%)
 Goodyear Tire & Rubber Co...................................   575      26,378
-------------------------------------------------------------------------------
ELECTRONICS (3.2%)
 AMP, Inc.................................................... 1,175      39,803
-------------------------------------------------------------------------------
ENERGY (5.9%)
 Mobil Corp..................................................   250      29,187
 Tenneco, Inc................................................   900      44,550
                                                                     ----------
                                                                         73,737
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

CHICAGO ASSET MANAGEMENT VALUE/CONTRARIAN PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996 (Unaudited)

                                                              SHARES   VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
HEALTH CARE (3.3%)
 United Healthcare Corp...................................... 1,100  $   41,663
-------------------------------------------------------------------------------
INSURANCE (3.5%)
 Chubb Corp..................................................   875      43,750
-------------------------------------------------------------------------------
LODGING & RESTAURANTS (3.1%)
 Darden Restaurants, Inc..................................... 4,650      38,944
-------------------------------------------------------------------------------
MANUFACTURING (9.4%)
 Eastman Kodak Co............................................   500      39,875
 General Electric Co.........................................   375      36,281
 Whitman Corp................................................ 1,675      40,619
                                                                     ----------
                                                                        116,775
-------------------------------------------------------------------------------
PAPER & PACKAGING (6.5%)
 International Paper Co......................................   975      41,681
 Weyerhaeuser Co.............................................   850      38,994
                                                                     ----------
                                                                         80,675
-------------------------------------------------------------------------------
PHARMACEUTICALS (6.1%)
 Pharmacia & Upjohn, Inc..................................... 1,000      36,000
 Warner Lambert Co...........................................   625      39,766
                                                                     ----------
                                                                         75,766
-------------------------------------------------------------------------------
RETAIL (6.4%)
 Nordstrom, Inc.............................................. 1,150      41,400
 The Limited, Inc............................................ 2,100      38,588
                                                                     ----------
                                                                         79,988
-------------------------------------------------------------------------------
TECHNOLOGY (7.0%)
 Apple Computer, Inc......................................... 1,975      45,425
 International Business Machines Corp........................   325      41,925
                                                                     ----------
                                                                         87,350
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (3.2%)
 AT&T Corp................................................... 1,150      40,106
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $1,094,497)........................         1,210,484
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

CHICAGO ASSET MANAGEMENT VALUE/CONTRARIAN PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996 (Unaudited)

                                                           FACE
                                                          AMOUNT    VALUE+
-----------------------------------------------------------------------------
SHORT-TERM INVESTMENT (5.7%)
-----------------------------------------------------------------------------
REPURCHASE AGREEMENT
  Chase Securities, Inc. 5.58%, dated 10/31/96, due
    11/1/96, to be repurchased at $71,011, collateralized
    by $68,629 of various U.S. Treasury Notes, 5.875%-
    7.75%, due 3/31/99-11/30/99, valued at $71,000
    (COST $71, 000)...................................... $71,000 $   71,000
-----------------------------------------------------------------------------
TOTAL INVESTMENTS (102.7%) (COST $1,165,497)(A)..........          1,281,484
-----------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET) (-2.7%)...............            (33,482)
-----------------------------------------------------------------------------
NET ASSETS (100%)........................................         $1,248,002
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

 +  See Note A to Financial Statements.
(a) The cost for federal income tax purposes was $1,165,497. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $115,987. This consisted of aggregate gross unrealized appreciation for all securities of $161,373 and aggregate gross unrealized depreciation for all securities of $45,386.

   The accompanying notes are an integral part of the financial statements.

CHICAGO ASSET MANAGEMENT INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996 (Unaudited)

                                                              FACE
                                                             AMOUNT    VALUE+
-------------------------------------------------------------------------------
CORPORATE BONDS & NOTES (63.4%)
-------------------------------------------------------------------------------
BANKS (15.5%)
 BankAmerica Corp. 7.625%, 6/15/04......................... $250,000 $  260,350
 Northern Trust Co. 6.50%, 5/1/03..........................  250,000    246,360
 Norwest Corp. 7.70%, 11/15/97.............................  250,000    254,588
 State Street Boston Corp. 7.35%, 6/15/26..................  250,000    261,095
 SunTrust Banks, Inc. 6.00%, 2/15/26.......................  275,000    259,352
                                                                     ----------
                                                                      1,281,745
-------------------------------------------------------------------------------
FINANCIAL SERVICES (15.2%)
 Associates Corp. of North America 7.75%, 2/15/05 .........  250,000    266,690
 Exxon Capital Corp. 6.625%, 8/15/02.......................    9,000      9,030
 Exxon Capital Corp. 7.875%, 8/15/97.......................  105,000    106,711
 Ford Motor Credit Co.--Global Bond 6.25%, 11/8/00.........  250,000    247,940
 General Electric Credit Corp. 7.85%, 2/1/97...............  250,000    251,335
 General Motors Acceptance Corp. 8.00%, 5/2/97.............  250,000    252,792
 IBM Credit Corp. 6.375%, 11/1/97..........................  125,000    125,636
                                                                     ----------
                                                                      1,260,134
-------------------------------------------------------------------------------
INDUSTRIAL (16.7%)
 Heinz (H.J.) Co. 5.50%, 9/15/97...........................  278,000    277,261
 Hertz Corp. 8.30%, 2/2/98.................................  250,000    256,805
 PepsiCo, Inc. 6.25%, 9/1/99...............................  250,000    249,260
 Shell Oil Co. 6.625%, 7/1/99..............................  250,000    252,793
 WMX Technologies, Inc. 6.25%, 10/15/00....................  250,000    248,520
 WMX Technologies, Inc. 7.00%, 10/15/06....................  100,000    100,600
                                                                     ----------
                                                                      1,385,239
-------------------------------------------------------------------------------
PHARMACEUTICALS (1.1%)
 Merck & Co. 6.00%, 1/15/97................................   90,000     90,077
-------------------------------------------------------------------------------
RETAIL (8.3%)
 J.C. Penney & Co. 5.375%, 11/15/98........................   53,000     52,292
 J.C. Penney & Co. 6.90%, 8/15/26..........................  200,000    202,362
 Motorola, Inc. 6.50%, 9/1/25..............................  300,000    299,082
 Wal-Mart Stores, Inc. 6.375%, 3/1/03......................  140,000    138,583
                                                                     ----------
                                                                        692,319
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

CHICAGO ASSET MANAGEMENT INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996 (Unaudited)

                                                              FACE
                                                             AMOUNT    VALUE+
-------------------------------------------------------------------------------
CORPORATE BONDS & NOTES--(CONTINUED))
-------------------------------------------------------------------------------
UTILITIES (6.6%)
 Florida Power & Light Co. 5.50%, 7/1/99................... $150,000 $  147,497
 Pennsylvania Power & Light Co. 5.50%, 4/1/98..............  150,000    148,926
 Virginia Electric Power Co. 6.25%, 8/1/98.................  250,000    250,825
                                                                     ----------
                                                                        547,248
-------------------------------------------------------------------------------
TOTAL CORPORATE BONDS & NOTES (COST $5,162,685)............           5,256,762
-------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (26.2%)
-------------------------------------------------------------------------------
U.S. TREASURY NOTES
 6.75%, 2/28/97............................................  250,000    251,093
 6.125%, 5/31/97...........................................  550,000    551,974
 5.875%, 7/31/97...........................................  175,000    175,520
 7.75%, 1/31/00............................................  500,000    526,015
 5.25%, 1/31/01............................................  250,000    243,165
 7.50%, 11/15/01...........................................  250,000    264,765
 7.50%, 5/15/02............................................   50,000     53,195
 6.875%, 5/15/06...........................................  100,000    103,531
-------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES (COST $2,123,922).........           2,169,258
-------------------------------------------------------------------------------
AGENCY SECURITIES (8.1%)
-------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 5.37%, 2/7/01.............................................  250,000    242,070
 6.40%, 9/27/05............................................  200,000    196,968
 5.875%, 2/2/06............................................  250,000    236,952
-------------------------------------------------------------------------------
TOTAL AGENCY SECURITIES (COST $691,861)....................             675,990
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

CHICAGO ASSET MANAGEMENT INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996 (Unaudited)

                                                              FACE
                                                             AMOUNT    VALUE+
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (0.5%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT
 Chase Securities, Inc. 5.58%, dated 10/31/96, due 11/1/96,
   to be repurchased at $44,007, collateralized by $42,531
   of various U.S. Treasury Notes, 5.875%-7.75%, due
   3/31/99-11/30/99, valued at $44,000 (COST $44,000)...... $ 44,000 $   44,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.2%)
  (COST $8,022,468)(A).....................................           8,146,010
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET) (1.8%)..................             147,345
-------------------------------------------------------------------------------
NET ASSETS (100%)..........................................          $8,293,355
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 +  See Note A to Financial Statements
(a) The cost for federal income and book tax purposes was $8,022,468. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $123,542. This consisted of aggregate gross unrealized appreciation for all securities of $177,875 and aggregate gross unrealized depreciation for all securities of $54,333.

   The accompanying notes are an integral part of the financial statements.

CHICAGO ASSET MANAGEMENT PORTFOLIOS
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996 (Unaudited)

                                                    CHICAGO ASSET CHICAGO ASSET
                                                     MANAGEMENT    MANAGEMENT
                                                       VALUE/     INTERMEDIATE
                                                     CONTRARIAN       BOND
                                                      PORTFOLIO     PORTFOLIO
-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost..............................  $1,165,497    $8,022,468
                                                     ==========    ==========
 Investments, at Value.............................  $1,281,484    $8,146,010
 Cash..............................................       9,255         4,945
 Deferred Organization Costs--Note A...............      13,908        15,680
 Receivable due from Investment Adviser--Note B....      10,038         5,572
 Dividends Receivable..............................       2,286           --
 Receivable for Portfolio Shares Sold..............       2,217           593
 Interest Receivable...............................          11       147,013
 Other Assets......................................          30           324
-------------------------------------------------------------------------------
  Total Assets.....................................   1,319,229     8,320,137
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased.................      51,244           --
 Payable for Administrative Fees--Note C...........       6,469         6,615
 Payable for Trustees' Fees--Note F................         612           602
 Other Liabilities.................................      12,902        19,565
-------------------------------------------------------------------------------
  Total Liabilities................................      71,227        26,782
-------------------------------------------------------------------------------
NET ASSETS.........................................  $1,248,002    $8,293,355
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital...................................  $1,050,844    $8,093,236
 Undistributed Net Investment Income...............       2,108        58,078
 Accumulated Net Realized Gain.....................      79,063        18,499
 Unrealized Appreciation...........................     115,987       123,542
-------------------------------------------------------------------------------
NET ASSETS.........................................  $1,248,002    $8,293,355
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding (Unlimited
   authorization, no par value)....................      94,189       791,267
 Net Asset Value, Offering and Redemption Price Per
   Share...........................................  $    13.25    $    10.48
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

CHICAGO ASSET MANAGEMENT PORTFOLIOS
STATEMENT OF OPERATIONS
For the Six Months Ended October 31, 1996 (Unaudited)

                                           CHICAGO ASSET           CHICAGO ASSET
                                            MANAGEMENT              MANAGEMENT
                                              VALUE/               INTERMEDIATE
                                            CONTRARIAN                 BOND
                                             PORTFOLIO               PORTFOLIO
--------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends.......................            $ 13,071                $    --
 Interest........................                 709                 272,708
--------------------------------------------------------------------------------
  Total Income...................              13,780                 272,708
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fees..................... $ 3,355                $ 19,555
  Less: Fees Waived..............  (3,355)        --      (19,555)        --
                                  -------                --------
 Administrative Fees--Note C.....              37,029                  38,740
 Custodian Fees--Note D..........                 761                     594
 Audit Fees......................               6,886                   6,944
 Printing Fees...................               7,041                   5,596
 Trustees' Fees--Note F..........               1,236                   1,273
 Registration Fees...............               6,013                   6,225
 Amortization of Organization
   Expense--Note A...............               2,243                     946
 Other Expenses..................                 541                   1,785
 Fees Assumed by Adviser--
   Note B........................             (56,421)                (29,178)
--------------------------------------------------------------------------------
  Total Expenses.................               5,329                  32,925
 Expense Offset--Note A..........                (241)                   (393)
--------------------------------------------------------------------------------
  Net Expenses...................               5,088                  32,532
--------------------------------------------------------------------------------
NET INVESTMENT INCOME............               8,692                 240,176
--------------------------------------------------------------------------------
NET REALIZED GAIN ON
  INVESTMENTS....................              43,838                   6,693
NET CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION OF
  INVESTMENTS....................             (72,681)                 69,999
--------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS...             (28,843)                 76,692
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS.....................            $(20,151)               $316,868
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

CHICAGO ASSET MANAGEMENT VALUE/CONTRARIAN PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                           SIX MONTHS
                                                              ENDED
                                                           OCTOBER 31,  YEAR ENDED
                                                              1996      APRIL 30,
                                                           (UNAUDITED)     1996
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income...................................  $    8,692    $ 12,039
 Net Realized Gain.......................................      43,838      52,560
 Net Change in Unrealized Appreciation/Depreciation......     (72,681)    130,882
----------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Operations...........................................     (20,151)    195,481
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income...................................     (11,958)    (14,741)
 Net Realized Gain.......................................         --      (19,147)
----------------------------------------------------------------------------------
  Total Distributions....................................     (11,958)    (33,888)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.........................................     445,492      79,245
   --In Lieu of Cash Distributions.......................      11,343      31,757
 Redeemed................................................     (68,528)    (76,406)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions...........     388,307      34,596
----------------------------------------------------------------------------------
 Total Increase..........................................     356,198     196,189
Net Assets:
 Beginning of Period.....................................     891,804     695,615
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment
   income of $2,108 and $5,373, respectively)............  $1,248,002    $891,804
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
 Shares Issued...........................................      33,560       6,326
 In Lieu of Cash Distributions...........................         847       2,606
 Redeemed................................................      (5,450)     (6,135)
----------------------------------------------------------------------------------
                                                               28,957       2,797
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

CHICAGO ASSET MANAGEMENT INTERMEDIATE BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                          SIX MONTHS
                                                             ENDED
                                                          OCTOBER 31,  YEAR ENDED
                                                             1996      APRIL 30,
                                                          (UNAUDITED)     1996
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income..................................  $  240,176   $  404,686
 Net Realized Gain......................................       6,693       60,194
 Net Change in Unrealized Appreciation/Depreciation.....      69,999      (78,098)
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations..     316,868      386,782
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income..................................    (240,268)    (388,730)
 Net Realized Gain......................................         --       (48,388)
----------------------------------------------------------------------------------
  Total Distributions...................................    (240,268)    (437,118)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular........................................     129,327    2,481,207
   --In Lieu of Cash Distributions......................     239,779      435,292
 Redeemed...............................................    (133,442)    (151,965)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions..........     235,664    2,764,534
----------------------------------------------------------------------------------
 Total Increase.........................................     312,264    2,714,198
Net Assets:
 Beginning of Period....................................   7,981,091    5,266,893
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment
   income of $58,078 and $58,170, respectively).........  $8,293,355   $7,981,091
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued.........................................      12,518      231,545
  In Lieu of Cash Distributions.........................      23,237       41,292
  Redeemed..............................................     (12,853)     (14,328)
----------------------------------------------------------------------------------
                                                              22,902      258,509
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

CHICAGO ASSET MANAGEMENT VALUE/CONTRARIAN PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                            SIX MONTHS
                                               ENDED               DECEMBER 16,
                                            OCTOBER 31, YEAR ENDED  1994** TO
                                               1996     APRIL 30,   APRIL 30,
                                            (UNAUDITED)    1996        1995
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.......   $ 13.67    $ 11.14      $10.00
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income.....................      0.09       0.19        0.05
 Net Realized and Unrealized Gain (Loss) on
   Investments.............................     (0.36)      2.86        1.13
-------------------------------------------------------------------------------
  Total from Investment Operations.........     (0.27)      3.05        1.18
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income.....................     (0.15)     (0.23)      (0.04)
 Net Realized Gain.........................       --       (0.29)        --
-------------------------------------------------------------------------------
  Total Distributions......................     (0.15)     (0.52)      (0.04)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.............   $ 13.25    $ 13.67      $11.14
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN+..............................     (1.98)%    28.00%      11.81%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
 Net Assets, End of Period (Thousands).....   $ 1,248    $   892      $  696
 Ratio of Expenses to Average Net Assets...      0.99%*     1.06%       0.95%*
 Ratio of Net Investment Income to Average
   Net Assets..............................      1.62%*     1.51%       1.54%*
 Portfolio Turnover Rate...................        17%        33%          4%
 Average Commission Rate#..................   $0.0585    $0.0600         N/A
-------------------------------------------------------------------------------
 Voluntary Waived Fees and
  Expenses Assumed by the Adviser Per
    Share..................................   $  0.62    $  1.50      $ 0.58
 Ratio of Expenses to Average Net
  Assets Including Expense Offsets.........      0.95%*     0.95%       0.95%*
-------------------------------------------------------------------------------

 *  Annualized
**  Commencement of Operations
 + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.
 # Beginning with fiscal year 1996, the Portfolio is required to disclose the average commission rate per share it paid for portfolio trades, on which commissions were charged, during the period.

   The accompanying notes are an integral part of the financial statements.

CHICAGO ASSET MANAGEMENT INTERMEDIATE BOND PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             SIX MONTHS
                                                ENDED               JANUARY 24,
                                             OCTOBER 31, YEAR ENDED  1995** TO
                                                1996     APRIL 30,   APRIL 30,
                                             (UNAUDITED)    1996       1995
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........   $10.39      $10.33     $10.00
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income......................     0.31        0.64       0.17
 Net Realized and Unrealized Gain on
   Investments++............................     0.09        0.14       0.26
-------------------------------------------------------------------------------
  Total from Investment Operations..........     0.40        0.78       0.43
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income......................    (0.31)      (0.64)     (0.10)
 Net Realized Gain..........................      --        (0.08)       --
-------------------------------------------------------------------------------
  Total Distributions.......................    (0.31)      (0.72)     (0.10)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............   $10.48      $10.39     $10.33
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN+...............................     3.92%       7.62%      4.31%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
 Net Assets, End of Period (Thousands)......   $8,293      $7,981     $5,267
 Ratio of Expenses to Average Net Assets....     0.81%*      0.84%      0.80%*
 Ratio of Net Investment Income to Average
   Net Assets...............................     5.89%*      6.17%      6.20%*
 Portfolio Turnover Rate....................       13%         24%         0%
-------------------------------------------------------------------------------
 Voluntary Waived Fees and Expenses Assumed
   by the Adviser Per Share.................   $ 0.06      $ 0.12     $ 0.08
 Ratio of Expenses to Average Net Assets
   Including Expense Offsets................     0.80%*      0.80%      0.80%*
-------------------------------------------------------------------------------

 *  Annualized
**  Commencement of Operations
 + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser for the periods indicated.
++ The amount shown for the year ended April 30, 1996 for a share outstanding throughout that year does not accord with the aggregate net losses on in-vestments for that year because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the in-vestments of the Portfolio.

   The accompanying notes are an integral part of the financial statements.

                  CHICAGO ASSET MANAGEMENT COMPANY PORTFOLIOS

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

  UAM Funds Trust and UAM Funds, Inc. (collectively the "UAM Funds") are reg-istered under the Investment Company Act of 1940, as amended. The Chicago As-set Management Value/Contrarian Portfolio and Chicago Asset Management Inter-mediate Bond Portfolio (the "Portfolios"), portfolios of UAM Funds Trust, are diversified, open-end management investment companies. At October 31, 1996, the UAM Funds were composed of forty active portfolios. The financial state-ments of the remaining portfolios are presented separately. The objective of the Chicago Asset Management Value/Contrarian Portfolio is to provide capital appreciation by investing primarily in the common stock of large companies. The objective of the Chicago Asset Management Intermediate Bond Portfolio is to provide a high level of current income consistent with moderate interest rate exposure by investing primarily in investment grade bonds with an average weighted maturity between 3 and 10 years.

  A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolios in the preparation of their financial statements. Generally accepted accounting principles may re-quire management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

    1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valua-tion is made or, if no sale occurred on such day, at the bid price on such day. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted se-curities are valued at the current bid price. Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed in-come securities, quotations from dealers, market transactions in compara-ble securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approxi-mates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Trustees.

    2. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provi-sion for Federal income taxes is required in the financial statements.

                  CHICAGO ASSET MANAGEMENT COMPANY PORTFOLIOS

    3. REPURCHASE AGREEMENTS: In connection with transactions involving re-purchase agreements, the Portfolios' custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolios has the right to liquidate the collateral and apply the pro-ceeds in satisfaction of the obligation. In the event of default or bank-ruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Portfolios may transfer their daily uninvested cash bal-ances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collat-eral requirements as discussed above.

    4. DISTRIBUTIONS TO SHAREHOLDERS: Each Portfolio will normally distrib-ute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are re-corded on ex-dividend date.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

    Permanent book and tax basis differences relating to shareholder distri-butions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

    5. ORGANIZATION COST: Costs incurred by each Portfolio in connection with its organization have been deferred and are being amortized on a straight-line basis over a five year period.

    6. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net

                  CHICAGO ASSET MANAGEMENT COMPANY PORTFOLIOS assets. Additionally, certain expenses are apportioned among the portfo-lios of the UAM Funds and AEW Commercial Mortgage Securities Fund, Inc. ("AEW"), an affiliated closed-end management investment company, based on their relative net assets. Custodian fees for the Portfolio have been in-creased to include expense offsets for custodian balance credits.

  B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Chicago Asset Management Company (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of average daily net assets, as follows:

CHICAGO ASSET MANAGEMENT COMPANY PORTFOLIOS                                RATE
-------------------------------------------                               ------
Value/Contrarian......................................................... 0.625%
Intermediate Bond........................................................  0.48%

  Until further notice, the Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolios' total annual operating expenses (excluding interest, taxes and extraordinary expenses), after the effect of expense offset arrangements, from exceeding 0.95% and 0.80% of average daily net assets, respectively.

  C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund ac-counting, dividend disbursing and transfer agent services to the UAM Funds and AEW under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined ag-gregate net assets; plus 0.07% of the next $2 billion of the combined aggre-gate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon in-ception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.06% of average daily net assets of the Chicago Asset Management Value/Contrarian Portfolio and 0.04% of average daily net assets for Chicago Asset Management Intermediate Bond Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global

                  CHICAGO ASSET MANAGEMENT COMPANY PORTFOLIOS

Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not lim-ited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Adminis-trator pays CGFSC a monthly fee.

  For the period ended October 31, 1996, CGFSC was paid the following amounts by the Administrator:

CHICAGO ASSET MANAGEMENT COMPANY PORTFOLIOS
-------------------------------------------
Value/Contrarian....................................................... $36,711
Intermediate Bond......................................................  37,137

  D. CUSTODIAN: Effective July 17, 1996, The Chase Manhattan Bank (the "Bank"), an affiliate of CGFSC, is custodian for the Portfolios' assets held in accordance with the custodian agreement. For the period July 17, 1996 to October 31, 1996, the amount charged to the Portfolios by the Bank, all of which is unpaid at October 31, 1996 is as follows:

CHICAGO ASSET MANAGEMENT COMPANY PORTFOLIOS
-------------------------------------------
Value/Contrarian........................................................ $   88
Intermediate Bond.......................................................  1,832

  E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolios. The Distributor does not receive any fee or other compensation with respect to the Portfolios.

  F. TRUSTEES' FEES: Each Trustee, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds and AEW, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and AEW, and reimbursement of ex-penses incurred in attending Trustee meetings.

  G. PURCHASES AND SALES: For the period ended October 31, 1996, the Portfo-lios purchases and sales of investment securities other than long-term U.S. Government and agency securities and short-term securities were:

CHICAGO ASSET MANAGEMENT COMPANY PORTFOLIOS                  PURCHASES  SALES
-------------------------------------------                  --------- --------
Value/Contrarian............................................ $539,726  $178,643
Intermediate Bond...........................................  857,274         0

                  CHICAGO ASSET MANAGEMENT COMPANY PORTFOLIOS

  Purchases and sales of long term U.S. Government securities were $392,219 and $1,031,711, respectively, for Chicago Asset Management Intermediate Bond Portfolio. There were no purchases and sales of long-term U.S. Government se-curities for Chicago Asset Management Value/Contrarian Portfolio.

  H. OTHER: At October 31, 1996, the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follows:

                                                             NO. OF        %
CHICAGO ASSET MANAGEMENT COMPANY                          SHAREHOLDERS OWNERSHIP
--------------------------------                          ------------ ---------
Value/Contrarian.........................................       2        76.4
Intermediate Bond........................................       1        89.3

                                    PART B

                                   UAM FUNDS

-------------------------------------------------------------------------------

                            FPA CRESCENT PORTFOLIO

                          INSTITUTIONAL CLASS SHARES

                      INSTITUTIONAL SERVICE CLASS SHARES

-------------------------------------------------------------------------------

            STATEMENT OF ADDITIONAL INFORMATION -- January 3, 1997

  This Statement is not a Prospectus but should be read in conjunction with UAM Funds Trust's Prospectuses relating to the FPA Crescent Portfolio's Insti-tutional Class Shares and Institutional Service Class Shares dated January 3, 1997. To obtain the Prospectuses, please call the UAM Funds Service Center:

                                1-800-638-7983

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Objective and Policies..........................................   2
Investment Restrictions....................................................   8
Purchase of Shares.........................................................  10
Redemption of Shares.......................................................  11
Shareholder Services.......................................................  12
Management of the Fund.....................................................  13
Investment Adviser.........................................................  15
Service and Distribution Plans.............................................  16
Portfolio Transactions.....................................................  19
Administrative Services....................................................  19
Performance Calculations...................................................  20
General Information........................................................  23
Appendix -- Description of Securities and Ratings.......................... A-1
Financial Statements.......................................................  25

                       INVESTMENT OBJECTIVE AND POLICIES

  FPA Crescent Portfolio (the "Portfolio") has the investment objective of seeking to provide, through a combination of income and capital appreciation, a total return consistent with reasonable investment risk. The following dis-cussion supplements the discussion of the Portfolio's investment objective and policies as set forth in the Portfolio's Prospectuses. There can be no assur-ance the objective of the Portfolio will be attained.

LENDING OF SECURITIES

  The Portfolio may lend its investment securities to qualified brokers, deal-ers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not incon-sistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the bor-rower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities is-sued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio re-ceives reasonable interest on the loan (which may include the Portfolio in-vesting any cash collateral in interest bearing short-term investments). As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repur-chase agreements as discussed in the Prospectus.

REPURCHASE AGREEMENTS
  The Portfolio may enter into repurchase agreements as discussed in the Pro-spectuses. Under such agreements, the seller of the security agrees to repur-chase it at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to the Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Portfolio together with the repurchase price on repur-chase. In either case, the income to the Portfolio is unrelated to the inter-est rate on the U.S. Government security itself. The Portfolio will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities. The Portfolio may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of the Portfolio's to-tal assets would be invested in illiquid securities including such repurchase agreements.

  For purposes of the Investment Company Act of 1940 (the "1940 Act"), a re-purchase agreement is deemed to be a loan from the Portfolio to the seller of the U.S. Government security subject to the repurchase agreement. It is not clear whether a court would consider the U.S. Government security acquired by the Portfolio subject to a repurchase agreement as being owned by the Portfo-lio or as being collateral for a loan by the Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the U.S. Government security before its repurchase under a repurchase agreement, the Portfolio may encounter delays and incur costs be-fore being able to sell the security. Delays may involve loss of interest or a decline in price of the U.S. Government security. If a court characterizes the transaction as a loan and the Portfolio has not perfected a security interest in the U.S. Government security, the Portfolio may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Portfolio would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Portfolio, the investment man-ager seeks to minimize the risk of loss through repurchase agreements by ana-lyzing the creditworthiness of the obligor, in this case the seller of the U.S. Government security.

  Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, the Portfolio will always receive as collateral for any repurchase agreement to which it is a party securities acceptable to it, the market value of which is equal to at least 100% of the amount invested by the Portfolio plus accrued interest, and the Portfolio will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its Custodian. If the market value of the U.S. Government security subject to the repurchase agreement becomes less than the repurchase price (including in-terest), the Portfolio will direct the seller of the U.S. Government security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Portfolio will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

WHEN-ISSUED SECURITIES
  The Portfolio may from time to time purchase securities on a "when-issued" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the set-tlement date occurs within one month of the purchase; during the period be-tween purchase and settlement, no payment is made by the Portfolio to the is-suer and no interest accrues to the Portfolio. To the extent that assets of the Portfolio are held in cash pending the settlement of a purchase of securi-ties, the Portfolio would earn no income; however, it is the Portfolio's intention to be fully invested to the extent practicable and subject to the policies stated above. While when-issued securities may be sold prior to the settlement date, the Portfolio intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Portfolio makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the purchase price. The Portfolio does not believe that its net as-set value or income will be adversely affected by its purchase of securities on a when-issued basis. The Portfolio will establish a segregated account with its Custodian in which it will maintain cash and liquid securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

FOREIGN SECURITIES
  Among the means through which the Portfolio may invest in foreign securities is the purchase of American Depository Receipts ("ADR's") or European Deposi-tory Receipts ("EDR's"). Generally, ADR's, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDR's, in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADR's are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securi-ties. EDR's are European receipts evidencing a similar arrangement. For pur-poses of the Portfolios' investment policies, ADR's and EDR's are deemed to have the same classification as the underlying securities they represent. Thus an ADR or EDR representing ownership of common stock will be treated as common stock.

DEBT SECURITIES AND RATINGS
  Ratings of debt securities represent the rating agencies' opinions regarding their quality, are not a guarantee of quality and may be reduced after the Portfolio has acquired the security. The Advisor will consider whether the Portfolio should continue to hold the security but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial conditions may be better or worse than the rating indicates.

  The Portfolio reserves the right to invest up to 30% of its total assets in securities rated lower than BBB by S & P or lower than Baa by Moody's. Lower rated securities generally offer a higher current yield than that available for higher grade issues. However, lower rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the pos-sibility of default. In addition, the market for lower rated debt securities has expanded rapidly in recent years, and its growth paralleled a long eco-nomic expansion. At times in recent years, the prices of many lower rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such se-curities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' finan-cial restructuring or default. There can be no assurance that such declines will not recur. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Portfolio's ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

SHORT SALES
  The Portfolio may seek to hedge investments or realize additional gains through short sales. The Portfolio may make short sales, which are transac-tions in which the Portfolio sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transac-tion, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Portfo-lio also will incur transaction costs in effecting short sales.

  The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased by the amount of the premium, dividends, interest, or expenses the Portfolio may be required to pay in connection with a short sale.

  No securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Portfolio's net equity. The Portfolio similarly will limit its short sales of the securities of any single issuer if the market value of the securities that have been sold short by the Portfolio would exceed the two percent (2%) of the value of the Portfolio's net equity or if such securities would constitute more than two percent (2%) of any class of the issuer's secu-rities.

  Whenever the Portfolio engages in short sales, its custodian segregates an amount of cash or U.S. Government securities or other high-grade liquid debt securities equal to the difference between (a) the market value of the securi-ties sold short at the time they were sold short and (b) any cash or U.S. Gov-ernment securities required to be deposited with the broker in connection with the short sale (not including the proceeds from the short sale). The segre-gated assets are marked to market daily, provided that at no time will the amount deposited in it plus the amount deposited with the broker be less than the market value of the securities at the time they were sold short.

  In addition, the Portfolio may make short sales "against the box," i.e. when a security identical to one owned by the Portfolio is borrowed and sold short. If the Portfolio enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. The Portfolio will incur transaction costs, in connection with opening, maintain-ing, and closing short sales against the box.

OPTIONS AND FUTURES TRANSACTIONS
  As indicated in the Prospectuses, to the extent consistent with its invest-ment objectives and policies, the Portfolio may purchase and write call and put options on securities, securities indexes and on foreign currencies and enter into futures contracts and use options on futures contracts, to the ex-tent of up to 5% of its assets.

  Transactions in options on securities and on indexes involve certain risks. For example, there are significant differences between the securities and op-tions markets that could result in an imperfect correlation between these mar-kets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

  There can be no assurance that a liquid market will exist when the Portfolio seeks to close out an option position. If the Portfolio were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Portfolio were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Portfolio for-goes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

  If trading were suspended in an option purchased by the Portfolio, the Port-folio would not be able to close out the option. If restrictions on exercise were imposed, the Portfolio might be unable to exercise an option it has pur-chased. Except to the extent that a call option on an index written by the Portfolio is covered by an option on the same index purchased by the Portfo-lio, movements in the index may result in a loss to the Portfolio; such losses may be mitigated or exacerbated by changes in the value of the Portfolio's se-curities during the period the option was outstanding.

  Use of futures contracts and options thereon also involves certain risks. The variable degree of correlation between price movements of futures con-tracts and price movements in the related portfolio positions of the Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Portfolio's position. Also, futures and options markets may not be liquid in all circumstances and certain over the counter options may have no markets. As a result, in certain markets, the Portfolio might not be able to close out a transaction at all or without incurring loss-es. Although the use of options and futures transactions for hedging should minimize the risk of loss due to a decline in the value of the hedged posi-tion, at the same time they tend to limit any potential gain which might re-sult from an increase in the value of such position. If losses were to result from the use of such transactions, they could reduce net asset value and pos-sibly income. The Portfolio may use these techniques to hedge against changes in interest rates or securities prices or as part of its overall investment strategy. The Portfolio will maintain segregated accounts consisting of cash, U.S. Government securities, or other high grade debt obligations (or, as per-mitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options and futures contracts to avoid leveraging of the Portfolio.

FEDERAL TAX TREATMENT OF FORWARD CURRENCY AND FUTURES CONTRACTS
  Except for transactions the Portfolio has identified as hedging transac-tions, the Portfolio is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on regu-lated futures contracts as of the end of each taxable year as well as those actually realized during the year. In most cases, any such gain or loss recog-nized with respect to a regulated futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss without regard to the holding period of the contract.

  In order for the Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income for a taxable year must be derived from certain qualifying income, i.e., dividends, inter-est, income derived from loans of securities and gains from the sale or other disposition of stock, securities or foreign currencies, or other related in-come, including gains from options, futures and forward contracts, derived with respect to its business investing in stock, securities or currencies. Any net gain realized from the closing out of futures contracts will, therefore, generally be qualifying income for purposes of the 90% requirement. Qualifica-tion as a regulated investment company also requires that less than 30% of the Portfolio's gross income be derived from the sale or other disposition of stock, securities, options, futures or forward contracts (including certain foreign currencies not directly related to the Fund's business of investing in stock or securities) held less than three months. In order to avoid realizing excessive gains on securities held for less than three months, the Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts which have been open for less than three months as of the end of the Portfolio's taxable year, and which are recognized for tax purposes, will not be considered gains on securities held for less than three months for the purposes of the 30% test.

  The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolio's taxable year) on futures trans-actions. Such distribution will be combined with distributions of capital gains realized on the Portfolio's other investments, and shareholders will be advised on the nature of the payment.

                            INVESTMENT RESTRICTIONS

  The following policies and investment restrictions have been adopted by the Portfolio and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of the Portfolio's outstanding vot-ing securities as defined in the 1940 Act. The Portfolio may not:

   (1) make loans to others, except (i) through the purchase of debt securi-ties in accordance with its investment objective and policies, and
       (ii) to the extent the entry into a repurchase agreement is deemed to be a loan;

   (2) (i) borrow money, except as stated in the Prospectuses and this Statement of Additional Information. Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings;

       (ii) mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings;

   (3) purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite secu-rities (does not preclude the Portfolio from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities);

   (4) purchase or sell commodities or commodity contracts (other than futures transactions for the purposes and under the conditions de-scribed in the Prospectuses and in this Statement of Additional In-formation);

   (5) invest more than 25% of the market value of its assets in the securi-ties of companies engaged in any one industry (does not apply to in-vestment in the securities of the U.S. Government, its agencies or instrumentalities);

   (6) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from (i) making any permitted borrowings, mortgages or pledges, or (ii) enter-ing into options, futures or repurchase transactions;

   (7) purchase the securities of any issuer, if as a result more than 5% of the total assets of the Portfolio would be invested in the securities of that issuer, other than obligations of the U.S. Government, its agencies or instrumentalities, provided that up to 25% of the value of the Portfolio's assets may be invested without regard to this lim-itation;

   (8) purchase or sell real estate; however, the Portfolio may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, in-cluding real estate investment trusts;

   (9) with respect to 75% of its assets, own more than 5% of the securities of any single issuer (other than investments issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities); and

  (10) with respect to 75% of its assets, own more than 10% of the outstand-ing voting securities of any one issuer.

  For the purposes of (2) above, the Portfolio may not borrow except from banks for temporary or emergency purposes and in connection with short sales of securities. In these situations, the Portfolio will limit borrowings to no more than 33 1/3% of the Portfolio's assets, and the Portfolio may not pur-chase additional securities when borrowings exceed 5% of its total assets.

  Investment restriction (6) above shall not be deemed to prohibit the Portfo-lio from engaging in short sales of securities as described in the Prospec-tuses under "Additional Investment Policies" and in this Statement of Addi-tional Information under "Investment Objective and Policies."

  The Portfolio observes the following policies, which are not deemed funda-mental and which may be changed without shareholder vote. The Portfolio may not:

  (11) purchase any security if as a result the Portfolio would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10% of the outstanding voting securities of an issuer;

  (12) invest in any issuer for purposes of exercising control or manage-ment;

  (13) invest in securities of other investment companies which would result in the Portfolio owning more than 3% of the outstanding voting secu-rities of any one such investment company, the Portfolio owning secu-rities of another investment company having an aggregate value in ex-cess of 5% of the value of the Portfolio's total assets, or the Port-folio owning securities of investment companies in the aggregate which would exceed 10% of the value of the Portfolio's total assets; and

  (14) invest, in the aggregate, more than 15% of its net assets in securi-ties which are not readily marketable or are illiquid.

  If a percentage restriction is adhered to at the time of investment, a sub-sequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

                              PURCHASE OF SHARES

  Shares of the Portfolio may be purchased without a sales commission at the net asset value per share next determined after an order is received in proper form by the Fund and payment is received by the Fund's Custodian. The minimum initial investment required for the Portfolio is $2,500 with certain excep-tions as may be determined from time to time by the officers of the Fund. The minimum initial investment amount for IRAs is $1,000. An order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange ("NYSE") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the NYSE will be executed at the price computed on the next day the NYSE is open after proper receipt. The NYSE will be closed on the following days: Presidents' Day, February 17, 1997; Good Friday, March 28, 1997; Memorial Day, May 26, 1997; Independence Day, July 4, 1997 and Labor Day, September 1, 1997; Thanks-giving Day, November 27, 1997; Christmas Day, December 25, 1997; and New Year's Day, January 1, 1998.

  The Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interests of the Fund, and (3) to re-duce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

                             REDEMPTION OF SHARES

  The Portfolio may suspend redemption privileges or postpone the date of pay-ment (1) during any period that both the NYSE and custodian bank are closed or trading on the NYSE is restricted as determined by the Commission, (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to fairly determine the value of its as-sets, and (3) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions re-quested by any shareholder of record limited in amount during any 90-day pe-riod to the lesser of $250,000 or 1% of the net assets of the Fund at the be-ginning of such period. Such commitment is irrevocable without the prior ap-proval of the Commission. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash as the Direc-tors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemp-tions are paid in investment securities, such securities will be valued as set forth in the Prospectuses under "How Share Prices are Determined" and a re-deeming shareholder would normally incur brokerage expenses if these securi-ties were converted to cash.

  No charge is made by the Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

SIGNATURE GUARANTEES
  To protect your account, the Fund and Chase Global Funds Services Company (the "Sub-Administrator") from fraud, signature guarantees are required for certain redemptions. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) or the registered address or (2) share transfer requests. The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption.

  Signatures must be guaranteed by an "eligible guarantor institution" as de-fined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, na-tional securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institution is available from the Sub-Administrator. Broker-dealers guarantee-ing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signatures guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

  The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                             SHAREHOLDER SERVICES

  The following supplements the shareholder services information set forth in the Portfolio's Prospectuses:

EXCHANGE PRIVILEGE
  Institutional Class Shares of the Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds, Inc. Similarly, Institutional Service Class Shares of the Portfolio may be exchanged for shares of other UAM Funds Portfolios' Institutional Service Class Shares. (See the list of Portfolios and classes eligible for exchange at the end of each Class' Prospectus.) Ex-change requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Serv-ices Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are qualified for sale in the shareholder's state of residence.

  Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed are held by the Fund for the account of the shareholder and the regis-tration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. (Eastern Time) will be processed as of the close of busi-ness on the same day. Requests received after 4:00 p.m. will be processed on the next business day. Neither the Fund nor the Sub-Administrator will be re-sponsible for the authenticity of the exchange instructions received by tele-phone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

  For Federal income tax purposes an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, there-fore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

                            MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS
  The Officers of the Fund manage its day-to-day operations and are responsi-ble to the Fund's Board of Trustees. The Trustees set broad policies for the Fund and elect its Officers. The following is a list of the Trustees and Offi-cers of the Fund and a brief statement of their present positions and princi-pal occupations during the past five years.

 JOHN T. BENNETT, JR.     Trustee of the Fund; President of Squam Investment
 College Road -- RFD 3    Management Company, Inc. and Great Island Investment
 Meredith, NH 03253       Company, Inc.; President of Bennett Management Com-
 Age 67                   pany from 1988 to 1993.

 PHILIP D. ENGLISH        Trustee of the Fund; President and Chief Executive
 16 West Madison Street   Officer of Broventure Company, Inc.; Chairman of the
 Baltimore, MD 21201      Board of Chektec Corporation and Cyber Scientific,
 Age 48                   Inc.

 WILLIAM A. HUMENUK       Trustee of the Fund; Partner in the Philadelphia of-
 4000 Bell Atlantic Tower fice of the law firm Dechert Price & Rhoads; Direc-
 1717 Arch Street         tor, Hofler Corp.
 Philadelphia, PA 19103
 Age 54

 NORTON H. REAMER*        Trustee, President and Chairman of the Fund; Presi-
 One International Place  dent, Chief Executive Officer and a Director of
 Boston, MA 02110         United Asset Management Corporation; Director, Part-
 Age 60                   ner or Trustee of each of the Investment Companies of
                          the Eaton Vance Group of Mutual Funds.

 PETER M. WHITMAN, JR.*   Trustee of the Fund; President and Chief Investment
 One Financial Center     Officer of Dewey Square Investors Corporation ("DSI")
 Boston, MA 02111         since 1988; Director and Chief Executive Officer of
 Age 53                   H. T. Investors, Inc., formerly a subsidiary of DSI.

-----------
* These people are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

 WILLIAM H. PARK*        Vice President of the Fund; Executive Vice President
 One International Place and Chief Financial Officer of United Asset Management
 Boston, MA 02110        Corporation.
 Age 49

 GARY L. FRENCH*         Treasurer of the Fund; President of UAM Fund Services,
 211 Congress Street     Inc.; and UAM Fund Distributors, Inc.; formerly Vice
 Boston, MA 02110        President of Operations, Development and Control of
 Age 45                  Fidelity Investment in 1995; Treasurer of the Fidelity
                         Group of Mutual Funds from 1991 to February 1995.

 MICHAEL E. DEFAO*       Secretary of the Fund; Vice President and General
 211 Congress Street     Counsel of UAM Fund Services, Inc. and UAM Fund Dis-
 Boston, MA 02110        tributors, Inc.; Associate Attorney of Ropes & Gray (a
 Age 28                  law firm) from 1993 to February 1995.

 ROBERT R. FLAHERTY*     Assistant Treasurer of the Fund; Vice President of UAM
 211 Congress Street     Fund Services, Inc.; formerly Manager of Fund Adminis-
 Boston, MA 02110        tration and Compliance of the Chase Global Funds Serv-
 Age 32                  ices Company from 1995 to 1996; Deloitte & Touche LLP
                         from 1985 to 1995, Senior Manager.

 KARL O. HARTMANN*       Assistant Secretary of the Fund; Senior Vice President
 73 Tremont Street       and General Counsel of Chase Global Funds Services
 Boston, MA 02108        Company; Senior Vice President, Secretary and General
 Age 41                  Counsel of Leland, O'Brien, Rubinstein Associates,
                         Inc., from November 1990 to November 1991.

-----------
* These people are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

  As of December 31, 1996, the Trustees and Officers of the Fund owned less than 1% of the Fund's outstanding shares.

REMUNERATION OF TRUSTEES AND OFFICERS
  The Fund pays each Trustee, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $1,050 per quarter. In addition, each unaffiliated Trustee receives a $2,000 meeting fee which is aggregated for all of the Trustees and allocated propor-tionately among the Portfolios of the Fund and UAM Funds, Inc. and reimburse-ment for travel and other expenses incurred while attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), the Adminis-trator or the Sub-Administrator and receive no compensation from the Fund. The following table shows aggregate compensation paid to each of the Fund's Independent Trustees by the Fund, as well as total compensation from the Fund, UAM Funds, Inc. and AEW Commercial Mortgage Securities Fund, Inc. (collectively the "Fund Complex"), respective-ly, in the fiscal year ended April 30, 1996.

COMPENSATION TABLE

          (1)                 (2)            (3)           (4)         (5)
                                                                      TOTAL
                                          PENSION OR               COMPENSATION
                                          RETIREMENT    ESTIMATED      FROM
                           AGGREGATE   BENEFITS ACCRUED   ANNUAL    REGISTRANT
                          COMPENSATION     AS PART       BENEFITS    AND FUND
                              FROM         OF FUND         UPON    COMPLEX PAID
NAME OF PERSON, POSITION   REGISTRANT      EXPENSES     RETIREMENT TO TRUSTEES
------------------------  ------------ ---------------- ---------- ------------
John T. Bennett, Jr. ...
 Trustee                     $3,396            0             0       $29,600
J. Edward Day...........
 Former Trustee              $3,396            0             0       $29,600
Philip D. English.......
 Trustee                     $3,396            0             0       $29,600
William A. Humenuk......
 Trustee                     $3,396            0             0       $29,600

                              INVESTMENT ADVISER

CONTROL OF ADVISER
  First Pacific Advisors, Inc. (the "Adviser") is an indirect wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institu-tional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

  Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to op-erate under their own firm name, with their own leadership and individual in-vestment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

ADVISORY FEES
  As compensation for services rendered by the Adviser under the Investment Advisory Agreement, the Portfolio pays the Adviser an annual fee in monthly installments, calculated by applying the following annual percentage rate to the Portfolio's average daily net assets for the month: 1.00%

  During the Fund's initial fiscal period ended March 31, 1994, Crescent Man-agement, the Portfolio's previous Adviser, received advisory fees of $75,407 and reimbursed expenses of $927. For the fiscal year ended March 31, 1995, the previous Adviser received advisory fees of $132,646. For the fiscal year ended March 31, 1996, the previous Adviser received advisory fees of $189,156.

                        SERVICE AND DISTRIBUTION PLANS

  As stated in the Portfolio's Service Class Shares Prospectus, UAM Fund Dis-tributors, Inc. (the "Distributor") may enter into agreements with broker-dealers and other financial institutions ("Service Agents"), pursuant to which they will provide administrative support services to Service Class sharehold-ers who are their customers ("Customers") in consideration of the Fund's pay-ment of [0.25%] (on an annualized basis) of the average daily net asset value of the Service Class Shares held by the Service Agent for the benefit of its Customers. Such services include:

  (a) acting as the sole shareholder of record and nominee for beneficial owners;

  (b) maintaining account records for such beneficial owners of the Fund's shares;

  (c) opening and closing accounts;

  (d) answering questions and handling correspondence from shareholders about their accounts;

  (e) processing shareholder orders to purchase, redeem and exchange shares;

  (f) handling the transmission of funds representing the purchase price or redemption proceeds;

  (g) issuing confirmations for transactions in the Fund's shares by share-holders;

  (h) distributing current copies of prospectuses, statements of additional information and shareholder reports;

  (i) assisting customers in completing application forms, selecting divi-dend and other account options and opening any necessary custody ac-counts;

  (j) providing account maintenance and accounting support for all transac-tions; and

  (k) performing such additional shareholder services as may be agreed upon by the Fund and the Service Agent, provided that any such additional shareholder service must constitute a permissible non-banking activity in accordance with the then current regulations of, and interpreta-tions thereof by, the Board of Governors of the Federal Reserve Sys-tem, if applicable.

  Each agreement with a Service Agent is governed by a Shareholder Service Plan (the "Service Plan") that has been adopted by the Fund's Board of Trust-ees. Pursuant to the Service Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts expended under each agreement with Service Agents and the purposes for which the expenditures were made. In addi-tion, arrangements with Service Agents must be approved annually by a majority of the Fund's Trustees, including a majority of the Trustees who are not "in-terested persons" of the company as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements.

  The Board of Trustees has approved the arrangements with Service Agents based on information provided by the Fund's service contractors that there is a reasonable likelihood that the arrangements will benefit the Fund and its shareholders by affording the Fund greater flexibility in connection with the servicing of the accounts of the beneficial owners of its shares in an effi-cient manner. Any material amendment to the Fund's arrangements with Service Agents must be approved by a majority of the Fund's Board of Trustees (includ-ing a majority of the disinterested Trustees). So long as the arrangements with Service Agents are in effect, the selection and nomination of the members of the Fund's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund will be committed to the discretion of such non-interested Trustees.

  Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Distribu-tion Plan for the Service Class Shares of the Fund (the "Distribution Plan"). The Distribution Plan permits the Fund to pay for certain distribution, promo-tional and related expenses involved in the marketing of only the Service Class Shares.

  The Distribution Plan permits the Service Class Shares, pursuant to the Dis-tribution Agreement, to pay a monthly fee to the Distributor for its services and expenses in distributing and promoting sales of the Service Class Shares. These expenses include, among other things, preparing and distributing adver-tisements, sales literature and prospectuses and reports used for sales pur-poses, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. In addition, the Service Class Shares may make payments directly to other unaffiliated parties, who either aid in the distribution of their shares or provide services to the Class.

  The maximum annual aggregate fee payable by the Fund under the Service and Distribution Plans (the "Plans"), is 0.75% of the Service Class Shares' aver-age daily net assets for the year. The Fund's Board of Trustees may reduce this amount at any time. Although the maximum fee payable under the 12b-1 Plan relating to the Service Class Shares is 0.75% of average daily net assets of such class, the Board of Trustees has determined that the annual fee, payable on a monthly basis, under the Plans relating to the Service Class Shares, cur-rently can-not exceed .50% of the average daily net assets represented by the Service Class. While the current fee which will be payable under the Service Plan and Distribution Plan has been set at 0.25%, the Plans permit a full 0.75% on all assets to be paid at any time following appropriate Board approval.

  All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid by the Service Class Shares will be borne by such persons without any reimbursement from such Clas-ses. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans. From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in pro-viding administrative services to shareholders.

  The Plans, the Distribution Agreement and the form of dealer's and services agreements have all been approved by the Board of Trustees of the Fund, in-cluding a majority of the Trustees who are not "interested persons" (as de-fined in the 1940 Act) of the Fund and who have no direct or indirect finan-cial interest in the Plans or any related agreements, by vote cast in person at a meeting duly called for the purpose of voting on the Plan and such Agree-ments. Continuation of the Plans, the Distribution Agreement and the related agreements must be approved annually by the Board of Trustees in the same man-ner, as specified above. The FPA Crescent Portfolio Service Class Shares have not been offered prior to the date of this Statement.

  Each year the Trustees must determine whether continuation of the Plans is in the best interest of the shareholders of Service Class Shares and that there is a reasonable likelihood of the Plans providing a benefit to the Class. The Plans, the Distribution Agreement and the related agreements with any broker-dealer or others relating to the Class may be terminated at any time without penalty by a majority of those Trustees who are not "interested persons" or by a majority vote of the outstanding voting securities of the Class. Any amendment materially increasing the maximum percentage payable un-der the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those Trustees who are not "interested persons." Also, any other material amendment to the Plans must be approved by a majority vote of the Trustees including a majority of the Trustees of the Fund having no interest in the Plans. In addi-tion, in order for the Plans to remain effective, the selection and nomination of Trustees who are not "interested persons" of the Fund must be effected by the Trustees who themselves are not "interested persons" and who have no di-rect or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for their review. The Fund and the Distributor intend to operate in compliance with the NASD's Conduct Rules relating to investment company sales charges.

                            PORTFOLIO TRANSACTIONS

  The Investment Advisory Agreement authorizes the Adviser to select the bro-kers or dealers that will execute the purchases and sales of investment secu-rities for the Portfolio and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolio. In doing so, a Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the bro-ker effecting the transaction. It is not the Fund's practice to allocate bro-kerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended April 30, 1995 and 1996, the entire Fund paid brokerage commissions of approximately $15,000 and $39,000, respectively. During the Portfolio's initial fiscal period from June 2, 1993 through March 31, 1994 and for the fiscal years ended March 31, 1995 and 1996, brokerage commissions paid by the Portfolio totaled $38,160, $51,853, and $63,938, respectively.

  Some securities considered for investment by the Portfolio may also be ap-propriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allo-cations, are subject to periodic review by the Fund's Trustees.

                            ADMINISTRATIVE SERVICES

  As stated in the Prospectus, the Board of Trustees of the Fund approved a new Fund Administration Agreement between UAM Fund Services, Inc., a wholly owned subsidiary of UAM, and the Fund. The Fund's Trustees, also approved a Mutual Fund Services Agreement between UAM Fund Services, Inc. and Chase Global Funds Services Company. The services provided by UAM Fund Services, Inc. and Chase Global Funds Services Company and the basis of the fees payable by the Fund under the Fund Administration Agreement are described in the Port-folios' Prospectus. Prior to April 15, 1996, Chase Global Funds Services Com-pany or its predecessor, Mutual Funds Service Company, provided certain admin-istrative services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York. The Services provided by the Adminis-trator and Sub-Administrator and the basis of the current fees payable are de-scribed in the Portfolio's Prospectuses.

                           PERFORMANCE CALCULATIONS

PERFORMANCE

  The Portfolio may from time to time quote various performance figures to il-lustrate past performance. Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standard-ized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain stan-dardized performance information computed as required by the Commission. An explanation of the method used to compute or express performance follows.

TOTAL RETURN

  The average annual total return of the Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending re-deemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely re-deemed at the end of each 1, 5 and 10 year period and the deduction of all ap-plicable Fund expenses on an annual basis. Since Service Class Shares of the Portfolio bear additional service and distribution expenses, the average an-nual total return of the Service Class Shares of the Portfolio will generally be lower than that of the Institutional Class Shares.

  The average annual total rates of return for the FPA Crescent Portfolio In-stitutional Class Shares from inception on June 2, 1993 to September 30, 1996, and for the one year period ended September 30, 1996 are as follows:

                                               JUNE 2, 1993
                                                    TO           YEAR ENDED
                                             OCTOBER 31, 1996 OCTOBER 31, 1996
                                             ---------------- ----------------
   FPA Crescent Portfolio...................       16.4%           17.65%

  These figures will be calculated according to the following formula:

  P(1 + T)/n/ = ERV

where:

  P   =   a hypothetical initial payment of $1,000
  T   =   average annual total return
  n   =   number of years
  ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

COMPARISONS
  To help investors better evaluate how an investment in the Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. The following publications, indices and averages may be used:

  (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 trans-portation stocks. Comparisons of performance assume reinvestment of dividends.

  (b) Standard & Poor's 500 Stock Index or its component indices -- an un-managed index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of per-formance assume reinvestment of dividend.

  (c) The New York Stock Exchange composite or component indices -- unman-aged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

  (d) Wilshire 5000 Equity index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume rein-vestment of dividends.

  (e) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measure total return and average current yield for the mutual fund industry. Rank individual mutual fund per-formance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

  (f) Morgan Stanley Capital International EAFE Index and World Index -- re-spectively, arithmetic, market value-weighted averages of the perfor-mance of over 900 securities listed on the stock exchanges of coun-tries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

  (g) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

  (h) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Govern-ment National Mortgage Association.

  (i) Salomon Brothers High Grade Corporate Bond Index -- consists of pub-licly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

  (j) Salomon Brothers Broad Investment Grade Bond -- is a market-weighted index that contains approximately 4,700 individually priced in-vestment grade corporate bonds rated BBB or better, U.S. Treasury/ agency issues and mortgage pass through securities.

  (k) Lehman Brothers LONG-TERM Treasury Bond -- is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

  (l) Lehman Brothers Government/Corporate Bond Index -- is a broad-based unmanaged index of all U.S. Government (U.S. Treasury and agency) and corporate bonds that are investment grade (BBB) or higher with at least one year to maturity.

  (m) Russell 2000 -- composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. public-ly-traded companies.

  (n) Russell 2,500 -- composed of the 2,500 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. public-ly-traded companies.

  (o) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

  (p) Value Line -- composed of over 1,600 stocks in the Value Line Invest-ment Survey.

  (q) Composite indices -- 60% Russell 2500 Index and 40% Lehman Brothers Government/Corporate Bond Index; 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Stan-dard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

  (r) CDA Mutual Fund Report published by CDA Investment Technologies,
      Inc. -- analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

  (s) Mutual Fund Source Book published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

  (t) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Invest-ment Companies Service -- publications that rate fund performance over specified time periods.

  (u) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change over time in the price of goods and services in major expenditure groups.

  (v) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associ-ates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U. S. Treasury bills and inflation.

  (w) Savings and Loan Historical Interest Rates -- as published by the U.S. Savings & Loan League Fact Book.

  (x) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan companies; Salomon Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and Bloomberg L.P.

  In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and aver-ages is not identical to the composition of investments in the Portfolio, that the averages are generally unmanaged, and that the items included in the cal-culations of such averages may not be identical to the formula used by the Portfolio to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other aver-ages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized under the name "The Regis Fund II," as a Delaware business trust on May 18, 1994. On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust". The Fund's principal executive office is located at One International Place, 44th Floor, Boston, MA 02110; however, all in-vestor correspondence should be directed to the Fund at UAM Funds Service Cen-ter, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest, without par value. The Trustees have the power to designate one or more series ("Portfolios") of shares of beneficial interest without further action by shareholders.

  On each matter submitted to a vote of the Shareholders, each holder of a Share shall be entitled to one vote for each whole Share and a fractional vote for each fractional Share standing in his or her name on the books of the Fund.

  In the event of liquidation of the Fund, the holders of the Shares of each Portfolio or any class thereof that has been established and designated shall be entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to that Portfolio, or in the case of a class, belonging to that Portfolio and allocable to that class, over the liabilities belonging to that Portfolio or class. The assets so distributable to the holders of Shares of any particular Portfolio or class thereof shall be distributed to the holders in proportion to the number of Shares of that Portfolio or class thereof held by them and recorded on the books of the Fund.

The liquidation of any Portfolio or class thereof may be authorized at any time by vote of a majority of the Trustees then in office.

  Shareholders have no pre-emptive or other rights to subscribe to any addi-tional Shares or other securities issued by the Fund or any Portfolio, except as the Trustees in their sole discretion shall have determined by vote.

PRINCIPAL HOLDERS OF SECURITIES
  To the best of the Fund's knowledge, as of December 6, 1996, the Portfolio's shareholders of record and beneficial owners who owned more than 5% of the Portfolio's Institutional Class Share (prior to reorganization, the FPA Cres-cent Fund's shares) are as follows. An asterisk (*) denotes an account affili-ated with the Fund's investment adviser, officers or trustees:

                                                       PERCENTAGE OF PORTFOLIO'S
                       SHAREHOLDER                        OUTSTANDING SHARES
                       -----------                     -------------------------
   David I. Sofro TTEE f/b/o Trust Dtd 1990...........           12.00%
   P. O. Box 9110
   Van Nuys, California 91409-9110
   *FPA Multi-Advisors Fund, L.P......................           11.90%
   c/o First Pacific Advisors, Inc.
   11400 W. Olympic Boulevard, Suite 1200
   Los Angeles, California 90064
   Bear Stearns Securities Corporation................            6.80%
   Special Custody Account
   One Metrotech Center North
   Brooklyn, New York 11201-3872
   Hillside Memorial Park Fund........................            5.00%
   Mark A. Friedman TTEE
   P. O. Box 451039
   Los Angeles, California 90045-8509

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  The Fund's policy is to distribute substantially all of the Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed in-come and capital gains. (See discussion under "Dividends, Capital Gains Dis-tributions and Taxes" in the Prospectuses.) The amounts of any income divi-dends or capital gains distributions cannot be predicted.

  Any dividend or distribution paid shortly after the purchase of shares of the Portfolio by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or dis-tribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus-es.

  As set forth in the Prospectuses, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically re-ceived in additional shares of the Portfolio at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an in-come dividend or capital gains distribution is paid.

  The Portfolio will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by the Portfolio will be distributed to its investors without need to offset (for Federal income tax purposes) such gains against any net capital losses of another Portfolio.

FEDERAL TAXES
  In order for the Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Code, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies or other income derived with respect to its business of investing in such securities or currencies. In ad-dition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Portfolio's an-nual gross income.

  The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes. Shareholders will be advised on the nature of the payments.

CODE OF ETHICS
  The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain dis-closure and reporting obligations.

                             FINANCIAL STATEMENTS

  The Financial Statements of the Portfolio's Institutional Class Shares for the fiscal year ended March 31, 1996 and the Financial Highlights for the re-spective periods presented which appear in the 1996 Annual Report and the re-port thereon of Tait, Weller & Baker, the predecessor independent accountants of The Crescent Fund, (which was a series of Professionally Managed Portfolios until reorganization into UAM Funds Trust on October 1, 1996) also appearing therein, and are attached to this SAI. The unaudited financial statements for the six month period ended September 30, 1996 are incorporated by reference from the Semi-Annual Report to Shareholders.

UAM FUNDS
FPA CRESCENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
March 31, 1996

                                                                       MARKET
                                                             SHARES     VALUE
--------------------------------------------------------------------------------
COMMON STOCKS (64.5%)
--------------------------------------------------------------------------------
BANKS (4.6%)
  Chase Manhattan Corp. ....................................   5,800 $   426,300
  Santa Barbara Bancorp.....................................  24,900     594,487
                                                                     -----------
                                                                       1,020,787
--------------------------------------------------------------------------------
CONSUMER GOODS (2.6%)
  Alberto Culver Co., Class A...............................   1,500      53,438
  Reebok International, Ltd. ...............................  10,300     284,538
  RJR Nabisco Holdings, Inc. ...............................   8,000     242,000
                                                                     -----------
                                                                         579,976
--------------------------------------------------------------------------------
FINANCIAL SERVICES (13.4%)
  American Express Co. .....................................   9,350     461,656
 *Dundee Bancorp, Inc., Class A.............................  66,400     828,426
  Federal Home Loan Mortgage Corp. .........................   5,150     439,037
  John Nuveen Co., Class A..................................  13,000     316,875
  Lehman Brothers Holdings, Inc. ...........................   8,000     214,000
  Phoenix Duff & Phelps Corp. .............................. 110,300     689,375
                                                                     -----------
                                                                       2,949,369
--------------------------------------------------------------------------------
HEALTHCARE (2.3%)
 *Global Health Sciences Fund...............................  10,000     180,000
 *Summit Care Corp. ........................................  15,500     329,375
                                                                     -----------
                                                                         509,375
--------------------------------------------------------------------------------
INSURANCE (3.9%)
  Foremost Corp. of America.................................   5,500     302,500
  U.S. Facilities Corp. ....................................  30,000     562,500
                                                                     -----------
                                                                         865,000
--------------------------------------------------------------------------------
MANUFACTURING (8.1%)
  Coachmen Industries, Inc. ................................  18,200     477,750
 *Image Industries, Inc. ...................................  42,000     483,000
 *Littelfuse, Inc. .........................................  15,000     566,250

                See accompanying notes to financial statements.

UAM FUNDS
FPA CRESCENT PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
March 31, 1996


                                                                      MARKET
                                                             SHARES    VALUE
-------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
 MANUFACTURING--(CONTINUED)
  Reliance Steel & Aluminum Co. ............................ 10,000 $   228,750
                                                                    -----------
                                                                      1,755,750
-------------------------------------------------------------------------------
 MEDIA AND TELECOMMUNICATIONS (2.4%)
  Central Newspapers, Inc., Class A......................... 12,000     427,500
 *Playboy Enterprises, Inc. ................................ 10,000     101,250
                                                                    -----------
                                                                        528,750
-------------------------------------------------------------------------------
 REAL ESTATE (5.7%)
  Crown American Realty Trust............................... 41,100     313,388
  Felcor Suite Hotels, Inc..................................  5,000     155,000
  Price Enterprises, Inc.................................... 50,000     787,500
                                                                    -----------
                                                                      1,255,888
-------------------------------------------------------------------------------
 RESTAURANTS (1.1%)
 *IHOP Corp................................................. 10,000     251,250
-------------------------------------------------------------------------------
 RETAIL (6.2%)
 *Good Guys, Inc............................................ 60,000     525,000
 *Mac Frugals Bargains Close-Outs Inc....................... 40,100     561,400
 *Rhodes, Inc............................................... 23,000     218,500
 *Sportmart, Inc., Class A.................................. 20,000      68,750
                                                                    -----------
                                                                      1,373,650
-------------------------------------------------------------------------------
 SAVINGS AND LOANS (2.9%)
 *HF Bancorp, Inc........................................... 31,600     316,000
  Long Island Bancorp, Inc.................................. 11,000     309,375
                                                                    -----------
                                                                        625,375
-------------------------------------------------------------------------------
 SERVICES (4.3%)
 *Children's Discovery Centers of America, Inc.............. 25,000     125,000
 *Pinkerton's, Inc.......................................... 37,500     815,625
                                                                    -----------
                                                                        940,625
-------------------------------------------------------------------------------

                See accompanying notes to financial statements.

UAM FUNDS
FPA CRESCENT PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
March 31, 1996


                                                                      MARKET
                                                           SHARES      VALUE
-------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
 TECHNOLOGY (3.5%)
 *Arrow Electronics, Inc................................      9,000 $   423,000
 *Wang Laboratories, Inc................................     15,000     356,250
                                                                    -----------
                                                                        779,250
-------------------------------------------------------------------------------
 MISCELLANEOUS (3.5%)
 *Semi-Tech Global, Ltd.................................    102,250     770,119
-------------------------------------------------------------------------------
 TOTAL COMMON STOCKS (COST $11,862,949).................             14,205,164
-------------------------------------------------------------------------------
 PREFERRED STOCKS (4.8%)
-------------------------------------------------------------------------------
 CONSUMER GOODS (0.7%)
  RJR Nabisco Holdings Corp., 10%, 12/31/2044 Series T..      6,450     155,606
-------------------------------------------------------------------------------
 FINANCIAL SERVICES (1.1%)
  Phoenix Duff & Phelps, $1.50, 11/1/2015, Series A.....      9,730     233,520
-------------------------------------------------------------------------------
 MANUFACTURING (1.8%)
  Schuller Corp., $2.70, Series B.......................     16,050     405,262
-------------------------------------------------------------------------------
 MEDICAL RELATED (0.9%)
  Foxmeyer Health, $4.20, 11/30/2003, Series A..........      6,315     205,222
-------------------------------------------------------------------------------
 RETAIL (0.3%)
  Signet Group PLC, $1.06 Convertible...................      5,800      59,450
-------------------------------------------------------------------------------
 TOTAL PREFERRED STOCKS (COST $1,060,858)...............              1,059,060
-------------------------------------------------------------------------------
                                                          PRINCIPAL
                                                           AMOUNT
-------------------------------------------------------------------------------
 CORPORATE BONDS (24.1%)
-------------------------------------------------------------------------------
 CONSUMER GOODS (0.6%)
  Playtex Family Products Corp., 9%, due 12/15/2003.....  $ 150,000     135,375
-------------------------------------------------------------------------------

                See accompanying notes to financial statements.

UAM FUNDS
FPA CRESCENT PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
March 31, 1996


                                                         PRINCIPAL    MARKET
                                                           AMOUNT      VALUE
-------------------------------------------------------------------------------
CORPORATE BONDS--(CONTINUED)
-------------------------------------------------------------------------------
ENERGY (1.8%)
 Mesa Capital Corp., 12.75%, due 6/30/1998.............. $  400,000 $   394,000
-------------------------------------------------------------------------------
LEISURE (0.4%)
 MGM Grand Hotel Finance Corp., 12%, due 5/1/2002.......     85,000      93,925
-------------------------------------------------------------------------------
FINANCIAL SERVICES (1.4%)
 GPA Delaware, Inc., Debs., 8.75%, due 12/15/1998.......    300,000     304,500
-------------------------------------------------------------------------------
MANUFACTURING (2.5%)
 Fomento Economico Mex., 9.5%, due 7/22/1997............    410,000     413,331
 Triangle Pacific Corp., 10.5%, due 8/1/2003............    140,000     147,700
                                                                    -----------
                                                                        561,031
-------------------------------------------------------------------------------
MEDIA AND TELECOMMUNICATIONS (3.8%)
 Adelphia Communications Corp., 12.5%, due 5/15/2002....    135,000     140,063
 Busse Broadcasting Corp., 11.625%, due 10/15/2000......    327,000     323,730
 Grupo Televisa, 10%, due 11/9/1997.....................    210,000     211,050
 Marvel Parent Holdings, Inc., 0%, due 4/15/1998........    225,000     169,875
                                                                    -----------
                                                                        844,718
-------------------------------------------------------------------------------
MISCELLANEOUS (1.4%)
 International Semi-Tech Microelectric, Inc., 11.5%, due
   8/15/2003............................................    510,000     306,000
-------------------------------------------------------------------------------
REAL ESTATE (8.3%)
 Alexander Haagen Properties, Inc.,
   7.5%, due 1/15/2001..................................    500,000     432,500
 Rockefeller Center Properties, Inc.,
   0%, due 12/31/2000...................................  1,500,000     915,000
 Trump Plaza Funding, Inc., 10.875%, due 6/15/1998......    125,000     140,625

                See accompanying notes to financial statements.

UAM FUNDS
FPA CRESCENT PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
March 31, 1996


                                                         PRINCIPAL    MARKET
                                                           AMOUNT      VALUE
-------------------------------------------------------------------------------
CORPORATE BONDS--(CONTINUED)
-------------------------------------------------------------------------------
REAL ESTATE--(CONTINUED)
 Value Property Trust, 11.125%, due 9/29/2002........... $  300,000 $   301,500
                                                                    -----------
                                                                      1,789,625
-------------------------------------------------------------------------------
RETAIL (0.3%)
 Fabri-Centers of America, Inc., 6.25%, due 3/1/2002....     80,000      67,800
-------------------------------------------------------------------------------
SERVICES (2.6%)
 EMCOR Group, Inc., 7%, due 12/15/1997..................    347,051     350,522
 EMCOR Group, Inc., Series C, 11%, due 12/15/2001.......    250,000     226,250
                                                                    -----------
                                                                        576,772
-------------------------------------------------------------------------------
TECHNOLOGY (1.0%)
 Anacomp, Inc., 12.25%, due 12/26/1997 (a)..............    214,379     219,202
-------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $5,190,379).................              5,292,948
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (5.3%)
-------------------------------------------------------------------------------
 Star Bank Repurchase Agreement, 5.10%, dated 3/29/1996,
   due 4/1/1996, collateralized by $1,250,000 GNMA,
   7.0%, due 5/20/2022
   (value of collateral is $1,270,700) (proceeds
   $1,173,492) (COST $1,173,000)........................  1,173,000   1,173,000
-------------------------------------------------------------------------------
TOTAL INVESTMENT IN SECURITIES (COST $19,287,186)
  (98.7%)...............................................            $21,730,172
-------------------------------------------------------------------------------
OTHER ASSETS IN EXCESS OF LIABILITIES (1.3%)............                294,556
-------------------------------------------------------------------------------
TOTAL NET ASSETS (100.0%)...............................            $22,024,728
===============================================================================

 *  Indicates non-income producing security.
(a) Security is in default. Interest is not being accrued or received.

                See accompanying notes to financial statements.

UAM FUNDS
FPA CRESCENT PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
March 31, 1996


-------------------------------------------------------------------------------
SECURITIES SOLD SHORT AT MARCH 31, 1996
-------------------------------------------------------------------------------
                                                                       MARKET
COMMON STOCKS                                                 SHARES   VALUE
-------------------------------------------------------------------------------
 Acclaim Entertainment, Inc..................................  2,500 $   26,406
 Alberto Culver Co., Class B.................................  1,500     57,750
 Bed Bath & Beyond, Inc......................................  3,000    158,250
 Castle & Cooke, Inc.........................................    833     13,645
 Dole Food Co................................................  2,500     96,250
 Nabisco Holdings Corp., Class A.............................  6,400    209,600
 Regal Cinemas, Inc..........................................  3,000    111,000
 Sensormatic Electronics Corp................................  5,500    111,375
 Smithfield Foods, Inc.......................................  3,500    101,500
 Sportmart, Inc.............................................. 20,000    102,500
 Warnaco Group, Inc., Class A................................  4,000     96,500
                                                                     ----------
TOTAL (PROCEEDS $974,512)....................................        $1,084,776
===============================================================================

                See accompanying notes to financial statements.

FPA CRESCENT PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES

                                                                        AT
                                                                     MARCH 31,
                                                                       1996
-------------------------------------------------------------------------------
ASSETS
 Investments in securities, at value (identified cost $19,287,186)
   (Note 2-A)...................................................... $21,730,172
 Cash..............................................................      72,708
 Deposits with brokers for securities sold short...................   1,675,523
 Receivables:
  Fund shares sold.................................................      51,992
  Dividends and interest...........................................     114,049
  Investment securities sold.......................................     201,624
 Organization costs (net of accumulated amortization of $8,011)
   (Note 2-F)......................................................       8,667
 Prepaid expenses..................................................       7,681
-------------------------------------------------------------------------------
   Total assets....................................................  23,862,416
-------------------------------------------------------------------------------
LIABILITIES
 Securities sold short, at value--proceeds $974,512................   1,084,776
 Payables:
  Investment securities purchased..................................     718,921
  Investment advisor...............................................      18,228
  Manager..........................................................       4,557
 Accrued expenses..................................................      11,206
-------------------------------------------------------------------------------
   Total liabilities...............................................   1,837,688
-------------------------------------------------------------------------------
NET ASSETS......................................................... $22,024,728
===============================================================================
 NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   ($22,024,728/1,738,874 shares outstanding; unlimited number of
   no par value shares authorized)................................. $     12.67
===============================================================================
SOURCE OF NET ASSETS
 Paid-in capital................................................... $18,624,860
 Undistributed net investment income...............................     170,505
 Undistributed net realized gain on investments....................     896,641
 Net unrealized appreciation of investments........................   2,332,722
-------------------------------------------------------------------------------
   Net assets...................................................... $22,024,728
===============================================================================

                 See accompanying notes to financial statements

FPA CRESCENT PORTFOLIO
STATEMENT OF OPERATIONS

                                                                     YEAR ENDED
                                                                     MARCH 31,
                                                                        1996
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
 Interest........................................................... $  485,568
 Dividends..........................................................    458,578
--------------------------------------------------------------------------------
  Total investment income...........................................    944,146
--------------------------------------------------------------------------------
Expenses
 Advisory fees (Note 3).............................................    189,156
 Management fee (Note 3)............................................     51,509
 Custodian and accounting fees......................................     19,557
 Transfer agent fees................................................      7,510
 Auditing fees......................................................     11,460
 Legal fees.........................................................      2,015
 Reports to shareholders............................................      3,198
 Trustees' fees.....................................................      3,609
 Insurance..........................................................      3,388
 Registration fees..................................................      3,021
 Amortization of organization costs.................................      4,011
 Dividends on securities sold short.................................      8,414
 Miscellaneous......................................................      3,191
--------------------------------------------------------------------------------
 Net expenses.......................................................    310,039
--------------------------------------------------------------------------------
  NET INVESTMENT INCOME.............................................    634,107
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on security transactions..........................  2,192,917
Net realized gain on call options written...........................    121,154
Net realized loss on short sale transactions........................    (71,151)
Net increase in unrealized appreciation of investments..............  1,246,238
--------------------------------------------------------------------------------
 Net realized and unrealized gain on investments....................  3,489,158
--------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............. $4,123,265
================================================================================

                See accompanying notes to financial statements.

FPA CRESCENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                      YEAR ENDED   YEAR ENDED
                                                       MARCH 31,    MARCH 31,
                                                         1996         1995
-------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM:
OPERATIONS
 Net investment income............................... $   634,107  $   287,185
 Net realized gain on security transactions..........   2,192,917      281,570
 Net realized gain on call options written...........     121,154       32,149
 Net realized (loss) gain on short sale
   transactions......................................     (71,151)      15,394
 Net increase in unrealized appreciation of
   investments.......................................   1,246,238      617,069
-------------------------------------------------------------------------------
  Net increase in net assets resulting from
    operations.......................................   4,123,265    1,233,367
-------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income ($0.37 and $0.18 per share,
   respectively).....................................    (559,924)    (227,520)
 Net realized gain from security transactions
   ($0.88 and $0.53 per share, respectively).........  (1,361,813)    (602,478)
-------------------------------------------------------------------------------
  Total dividends and distributions..................  (1,921,737)    (829,998)
-------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
 Net increase in net assets derived from net change
   in outstanding shares (a).........................   3,832,810    5,413,466
-------------------------------------------------------------------------------
  Total increase in net assets.......................   6,034,338    5,816,835
NET ASSETS
 Beginning of year...................................  15,990,390   10,173,555
-------------------------------------------------------------------------------
 End of year (including undistributed net investment
   income of $170,505 and $92,311, respectively)..... $22,024,728  $15,990,390
===============================================================================

(a) A summary of capital shares transactions is as follows:

                                     YEAR ENDED              YEAR ENDED
                                   MARCH 31, 1996          MARCH 31, 1995
                                ----------------------  ---------------------
                                 SHARES       VALUE      SHARES      VALUE
-----------------------------------------------------------------------------
Shares sold....................   356,056  $ 4,376,535   640,197  $ 7,000,403
Shares issued in connection
  with payment of dividends....   153,426    1,821,467    76,721      815,341
Shares redeemed................  (193,936)  (2,365,192) (221,594)  (2,402,278)
-----------------------------------------------------------------------------
Net increase...................   315,546  $ 3,832,810   495,324  $ 5,413,466
=============================================================================

                See accompanying notes to financial statements.

FPA CRESCENT PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           YEAR ENDED YEAR ENDED JUNE 2, 1993*
                                           MARCH 31,  MARCH 31,     THROUGH
                                              1996       1995    MARCH 31, 1994
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....    $11.23     $10.96       $10.00
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income...................       .40        .21          .13
 Net realized and unrealized gain on
   investments...........................      2.29        .77          .99
-------------------------------------------------------------------------------
  Total from investment operations.......      2.69        .98         1.12
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
 Dividends from net investment income....      (.37)      (.18)        (.10)
 Distributions from net capital gains....      (.88)      (.53)        (.06)
-------------------------------------------------------------------------------
  Total distributions....................     (1.25)      (.71)        (.16)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...........    $12.67     $11.23       $10.96
===============================================================================
TOTAL RETURN.............................     24.71%      9.35%       13.78%+
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions).....     $22.0      $16.0        $10.2
Ratio of expenses to average net assets:
 Before expense reimbursement............      1.59%      1.65%        1.86%+
 After expense reimbursement.............      1.59%      1.65%        1.85%+
Ratio of net investment income to average
  net assets:
 Before expense reimbursement............      3.35%      2.16%        1.60%+
 After expense reimbursement.............      3.35%      2.16%        1.61%+
Portfolio turnover rate..................     99.98%    101.41%       88.88%
-------------------------------------------------------------------------------

* Commencement of operations.
+ Annualized.

                See accompanying notes to financial statements.

                            FPA CRESCENT PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
                               AT MARCH 31, 1996

NOTE 1 -- ORGANIZATION
The Crescent Fund (the "Fund") is a series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management company. The Fund's primary investment objective is to provide a total return consistent with reasonable investment risk through a combination of income and capital appreciation. The Fund seeks to achieve its objective by investing in a combination of equity securities and fixed income obligations, but there are no assurances that this objective will be achieved. The value of the Fund's investment portfolio will fluctuate with market conditions and an investor's shares, when redeemed, may be worth more or less than their origi-nal cost. The Fund began operations on June 2, 1993.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

  A. SECURITY VALUATION. Investments in securities traded on a national se-curities exchange or included in the NASDAQ National Market System are valued at the last reported sale price at the close of regular trading on the last business day of the period; securities traded on an exchange or NASDAQ for which there has been no sale and other over-the-counter securi-ties are valued at the last reported bid price. Securities for which quo-tations are not readily available are valued at their respective fair val-ues as determined in good faith by the Board of Trustees. Short-term in-vestments are stated at cost, which when combined with accrued interest, approximates market value.

  B. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. There-fore, no federal income tax provision is required.

  C. SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS. As is com-mon in the industry, security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized daily on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Income and capital gains distribu-tions to shareholders are determined in accordance with income tax regula-tions which may differ from generally accepted accounting principles. These differences are

                            FPA CRESCENT PORTFOLIO
  primarily due to differing treatments for the deferral of wash sale losses and amortization of organization costs.

  D. SHORT SALES. A short sale transaction occurs when the Fund sells a se-curity it does not own, in anticipation that the market price of the secu-rity will decline. If the value of the security sold short increases be-tween the time of the short sale and the time Fund closed out the short position, the Fund realizes a loss. Any dividend declared on short posi-tions existing on the record date shall be recorded on the ex-dividend date and included as an expense of the period.

  E. CALL AND PUT OPTIONS. When the Fund writes a call or put option an amount equal to the premium received is reflected as a liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing transaction exceeds the premium re-ceived when the option is sold), and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such a sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option.

  The premium paid by the Fund for the purchase of a call or put option is recorded as an investment and subsequently marked to market to reflect the current market value of the option purchased. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain (loss) if the proceeds from the sale are greater (less) than the cost of the option purchased. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security purchased upon exercise is increased by the premium origi-nally paid.

  These option contracts may be listed for trading on a national securities exchange or traded over-the-counter ("OTC"). OTC options are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. The Fund, as writer of a call op-tion, loses the

                            FPA CRESCENT PORTFOLIO
  potential for gain on the underlying security above the exercise price while the option is outstanding. By writing a put option, the Fund might become obligated to purchase the underlying security at an exercise price that exceeds the current market price.

  F. ORGANIZATION COSTS. Expenses originally incurred by the Advisor in con-nection with the organization and registration of the Fund's shares will be borne by the Fund and are being amortized to expense on a straight-line basis over a period of five years.

  G. ACCOUNTING ESTIMATES. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

NOTE 3 -- INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
For the period ended February 29, 1996, Crescent Management (the "Advisor") provided the Fund with investment management services under an Investment Ad-visory Agreement. From March 1, 1996 to March 31, 1996, First Pacific Advisors (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space and certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.00% based upon the aver-age daily net assets of the Fund.

The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.85% of total net assets.

Southampton Investment Management Company (the "Manager") acts as the Fund's Manager under an Investment Management Agreement. The Manager prepares various federal and state regulatory filings, reports and returns for the Fund; pre-pares reports and materials to be supplied to the trustees; monitors the ac-tivities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Manager receives an annual fee equal to the greater of 0.20% of the Fund's average daily net assets or $30,000.

                            FPA CRESCENT PORTFOLIO

First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distrib-utor is an affiliate of the Administrator.

Certain officers and Trustees of the Fund are also officers and/or directors of the Manager and Distributor.

NOTE 4 -- PURCHASES AND SALES OF SECURITIES

For the year ended March 31, 1996, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $19,653,502 and $16,781,085, respectively. At March 31, 1996, the cost of securities for Fed-eral tax purposes was $19,287,186. Unrealized appreciation and depreciation of securities was as follows:

   Unrealized appreciation......................................   $3,182,958
   Unrealized depreciation......................................     (850,236)
                                                                 ------------
     Net unrealized appreciation................................   $2,332,722
                                                                 ============

Written options transactions during the year ended March 31, 1996 are summa-rized as follows:

                                                                       CALL
                                                                      OPTIONS
                                                                      WRITTEN
                                                                     PREMIUMS
                                                                     RECEIVED
                                                                     ---------
   Options outstanding, beginning of period......................... $(149,238)
   Options written..................................................  (170,428)
   Options closed...................................................         0
   Options exercised................................................         0
   Options expired..................................................   319,666
                                                                     ---------
   Market value of written options at March 31, 1996................ $       0
                                                                     =========

              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS OF
  THE CRESCENT FUND and
THE BOARD OF TRUSTEES OF
  PROFESSIONALLY MANAGED PORTFOLIOS

We have audited the accompanying statement of assets and liabilities, includ-ing the portfolio of investments, of The Crescent Fund (a series of Profes-sionally Managed Portfolios) as of March 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial high-lights for each of the two years in the period then ended and for the period from June 2, 1993 (commencement of operations) to March 31, 1994. These finan-cial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1996, by correspondence with the custodian and brokers. Where bro-kers did not reply to our confirmation request, we carried out other appropri-ate auditing procedures. An audit also includes assessing the accounting prin-ciples used and significant estimates made by management, as well as evaluat-ing the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Crescent Fund as of March 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the pe-riod then ended and the financial highlights for each of the two years in the period then ended and for the period from June 2, 1993 (commencement of opera-tions) to March 31, 1994, in conformity with generally accepted accounting principles.

Tait, Weller & Baker

Philadelphia, Pennsylvania
April 26, 1996

              APPENDIX -- DESCRIPTION OF SECURITIES AND RATINGS*

I. DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE , INC. CORPORATE BOND RATINGS:
  Aaa -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa -- Bonds which are rated Aa are judged to be of high quality by all stan-dards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protec-tive elements may be of greater amplitude or there may be other elements pres-ent which make the long-term risks appear somewhat larger than in Aaa securi-ties.

  Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating cate-gories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

  A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving se-curity to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of in-terest and principal payments may be very moderate, and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of posi-tion characterizes bonds in this class.

  B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

  C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATION CORPORATE BOND RATINGS:
  AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay princi-pal and interest.

  AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

  A -- Bonds rated A have a strong capacity to pay interest and repay princi-pal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

  BBB -- Debt rated BBB is regarded as having an adequate capacity to pay in-terest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

  BB, B, CCC, CC -- Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse con-ditions.

  C -- The rating C is reserved for income bonds on which no interest is being paid.

  D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.
-----------
* Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

II. DESCRIPTION OF U.S. GOVERNMENT SECURITIES
  The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

  U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

  In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumen-tality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mort-gage Association are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefi-nite and unlimited" drawings on the U.S. Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, is not guar-anteed by the United States, but those institutions are protected by the dis-cretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. Government.

  Some of the U.S. Government agencies that issue or guarantee securities in-clude the Export-Import Bank of the United States, Farmers Home Administra-tion, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

                                     PART B

                                   UAM FUNDS

--------------------------------------------------------------------------------

                            HANSON EQUITY PORTFOLIO

                           INSTITUTIONAL CLASS SHARES

--------------------------------------------------------------------------------

             STATEMENT OF ADDITIONAL INFORMATION -- JANUARY 3, 1997

  This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds Trust ("the UAM Funds" or the "Fund") for the Hanson Equity Portfolio dated January 3, 1997. To obtain the Prospectus, please call the UAM Funds Service Center:

                                 1-800-638-7983

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Objectives and Policies.........................................   2
Purchase of Shares.........................................................   3
Redemption of Shares.......................................................   3
Shareholder Services.......................................................   5
Investment Limitations.....................................................   6
Management of the Fund.....................................................   7
Investment Adviser.........................................................   9
Portfolio Transactions.....................................................  10
Administrative Services....................................................  10
Performance Calculations...................................................  11
General Information........................................................  15
Federal Taxes..............................................................  16
Appendix -- Description of Securities and Ratings.......................... A-1

                      INVESTMENT OBJECTIVES AND POLICIES

  The following policies supplement the investment objective and policies of the Hanson Equity Portfolio (the "Portfolio") as set forth in the Portfolio's
Prospectus:

LENDING OF SECURITIES
  The Portfolio may lend its investment securities to qualified brokers, deal-ers, domestic and foreign banks or other financial institutions so long as the terms, the structure and the aggregate amount of such loans are not inconsis-tent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the bor-rower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfo-lio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repur-chase agreements as discussed in the Prospectus.

FOREIGN SECURITIES
  Investors in the Portfolio should recognize that investing in foreign compa-nies through the purchase of American Depositary Receipts ("ADRs") involves certain special considerations which are not typically associated with invest-ing in U.S. companies. Since the securities of foreign companies are fre-quently denominated in foreign currencies, investments may be affected favor-ably or unfavorably by changes in currency rates and in exchange control regu-lations, and may incur costs in connection with conversions between various currencies.

  As foreign companies are not generally subject to uniform accounting, audit-ing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Secu-rities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less gov-ernment supervision and regulation of stock exchanges, brokers and listed com-panies than in the U.S. In addition, with respect to certain foreign coun-tries, there is the possibility of expropriation or confiscatory taxation, po-litical or social instability, or diplomatic developments which could affect U.S. investments in those countries.

  Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the in-come received from the companies comprising the Portfolio's investments. How-ever, these foreign withholding taxes are not expected to have a significant impact.

                              PURCHASE OF SHARES

  Shares of the Portfolio may be purchased without sales commission at the net asset value per share next determined after an order is received in proper form by the Fund, and payment is received by the Fund's custodian. The minimum initial investment required for the Portfolio is $2,500 with certain excep-tions as may be determined from time to time by the officers of the Fund. The initial investment minimum for IRA accounts is $500. The initial investment minimum for spousal IRA accounts is $250. The minimum for any subsequent in-vestment is $100. An order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange (the "Exchange") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Presidents' Day, February 17, 1997; Good Friday, March 28, 1997; Memorial Day, May 26, 1997; and Indepen-dence Day, July 4, 1997, Labor Day, September 1, 1997; Thanksgiving Day, No-vember 27, 1997; Christmas Day, December 25, 1997; New Year's Day, January 1, 1998.

  The Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interests of the Fund, and (3) to re-duce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Portfolio's shares.

                             REDEMPTION OF SHARES
  The Portfolio may suspend redemption privileges or postpone the date of pay-ment (1) during any period that both the Exchange or custodian bank are closed or trading on the Exchange is restricted as determined by the Commission, (2) during any period when an emergency exists as defined by the rules of the Com-mission as a result of which it is not reasonably practicable for the Portfo-lio to dispose of securities owned by it or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day pe-riod to the lesser of $250,000 or 1% of the net assets of the Fund at the be-ginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Re-demptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash as the Board of Trustees may deem advisable; however, payment will be made wholly in cash unless the Board of Trustees be-lieve that economic or market conditions exist which would make such a prac-tice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Pro-spectus under "How Share Prices are Determined", and a redeeming shareholder would normally incur brokerage expenses if those securities were converted to cash.

  No charge is made by the Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

SIGNATURE GUARANTEES
  To protect your account, the Fund and Chase Global Funds Services Company (the "Sub-Administrator") from fraud, signature guarantees are required for certain redemptions. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) or the registered address or (2) share transfer requests. The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption.

  Signatures must be guaranteed by an "eligible guarantor institution" as de-fined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, na-tional securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institution is available from the Sub-Administrator. Broker-dealers guarantee-ing signatures must be a member of a clearing corporation or maintain net cap-ital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

  The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                             SHAREHOLDER SERVICES

  The following supplements the information set forth in the Portfolio's Pro-spectus under the heading "Buying, Selling and Exchanging Shares":

EXCHANGE PRIVILEGE
  Institutional Class Shares of the Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds, Inc. (See the list of Portfolios of the UAM Funds -- Institutional Class Shares at the end of the Portfolio's Prospec-tus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds Trust, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are qualified for sale in the shareholder's state of residence.

  Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed are held by the Fund for the account of the shareholder and the regis-tration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. (Eastern Time) will be processed as of the close of busi-ness on the same day. Requests received after this time will be processed on the next business day. Neither the Fund nor the Sub-Administrator will be re-sponsible for the authenticity of the exchange instructions received by tele-phone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Fund's Board of Trustees to as-sure that such exchanges do not disadvantage the Fund and its shareholders.

  For Federal income tax purposes an exchange between Funds is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, there-fore, that a capital gain or loss would be realized on an exchange between Portfolios. You may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES
  Shareholders may transfer shares of the Portfolio to another person by mak-ing a written request to the Fund. The request should clearly identify the ac-count and number of shares to be transferred, and include the signature of all regis-tered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Redemp-tion of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                            INVESTMENT LIMITATIONS
  The following limitations supplement those set forth in the Prospectus. Whenever an investment limitation sets forth a percentage limitation on in-vestment or utilization of assets, such limitation shall be determined immedi-ately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Portfolio's invest-ment limitations. Investment limitations (1), (2), (3), (4) and (5) are clas-sified as fundamental. The Portfolio's fundamental investment limitations can-not be changed without approval by a "majority of the outstanding shares" (as defined in the 1940 Act) of the Portfolio. The Portfolio will not:

  (1)  invest in physical commodities or contracts on physical commodities;

  (2) purchase or sell real estate or real estate limited partnerships, al-though it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

  (3) make loans except (i) by purchasing debt securities in accordance with its investment objectives and (ii) by lending its portfolio se-curities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act, or the rules and regulations or interpretations of the Commission thereun-der;

  (4)  underwrite the securities of other issuers;

  (5) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from (i) making any permitted borrowings, mortgages or pledges, or (ii) enter-ing into repurchase transactions;

  (6)  purchase on margin or sell short;

  (7) invest more than an aggregate of 15% of the net assets of the Portfo-lio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets; and

  (8) invest for the purpose of exercising control over management of any company.

                            MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS
  The Officers of the Fund manage its day-to-day operations and are responsi-ble to the Fund's Board of Trustees. The Trustees set broad policies for the Fund and elect its Officers. The following is a list of the Trustees and Offi-cers of the Fund and a brief statement of their present positions and princi-pal occupations during the past five years.

JOHN T. BENNETT, JR.              Trustee of the Fund; President of Squam In-
College Road--RFD 3 Meredith, NH  vestment Management Company, Inc. and Great
03253                             Island Investment Company, Inc.; President
Age 67                            of Bennett Management Company from 1988 to
                                  1993.

PHILIP D. ENGLISH                 Trustee of the Fund; President and Chief
16 West Madison Street            Executive Officer of Broventure Company,
Baltimore, MD 21201               Inc.; Chairman of the Board of Chektec Cor-
Age 48                            poration and Cyber Scientific, Inc.
WILLIAM A. HUMENUK                Trustee of the Fund; Partner in the Phila-
4000 Bell Atlantic Tower          delphia office of the law firm Dechert
1717 Arch Street                  Price & Rhoads; Director, Hofler Corp.
Philadelphia, PA 19103
Age 54

NORTON H. REAMER*                 Trustee, President and Chairman of the
One International Place           Fund; President, Chief Executive Officer
Boston, MA 02110                  and a Director of United Asset Management
Age 60                            Corporation; Director, Partner or Trustee
                                  of each of the Investment Companies of the
                                  Eaton Vance Group of Mutual Funds.

PETER M. WHITMAN, JR.*            Trustee of the Fund; President and Chief
One Financial Center              Investment Officer of Dewey Square Invest-
Boston, MA 02111                  ors Corporation ("DSI") since 1988; Direc-
Age 53                            tor and Chief Executive Officer of H. T.
                                  Investors, Inc., formerly a subsidiary of
                                  DSI.

WILLIAM H. PARK*                  Vice President of the Fund; Executive Vice
One International Place           President and Chief Financial Officer of
Boston, MA 02110                  United Asset Management Corporation.
Age 49

-----------
* This person is deemed to be an "interested person" of the Fund as that term is defined in the 1940 Act.

GARY L. FRENCH*      Treasurer of the Fund; President of UAM
211 Congress Street  Fund Services, Inc. and UAM Fund Distribu-
Boston, MA 02110     tors, Inc.; formerly Vice President of Op-
Age 45               erations, Development and Control of Fidel-
                     ity Investment in 1995; Treasurer of the
                     Fidelity Group of Mutual Funds from 1991 to
                     February 1995.

MICHAEL E. DEFAO*    Secretary of the Fund; Vice President and
211 Congress Street  General Counsel of UAM Fund Services, Inc.
Boston, MA 02110     and UAM Fund Distributors, Inc.; Associate
Age 28               Attorney of Ropes & Gray (a law firm) from
                     1993 to February 1995.

ROBERT R. FLAHERTY*  Assistant Treasurer of the Fund; Vice Pres-
211 Congress Street  ident of UAM Fund Services, Inc.; formerly
Boston, MA 02110     Manager of Fund Administration and Compli-
Age 32               ance of the Chase Global Fund Services Com-
                     pany from 1995 to 1996, Deloitte & Touche
                     LLP from 1985 to 1995, Senior Manager.

KARL O. HARTMANN*    Assistant Secretary of the Fund; Senior
73 Tremont Street    Vice President and General Counsel of Chase
Boston, MA 02108     Global Funds Services Company; Senior Vice
Age 41               President, Secretary and General Counsel of
                     Leland, O'Brien, Rubinstein Associates,
                     Inc., from November 1990 to November 1991.

-----------
* These people are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

REMUNERATION OF TRUSTEES AND OFFICERS
  The Fund pays each Trustee, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $1,050 per quarter. In addition, each unaffiliated Trustee receives a $2,000 meeting fee which is aggregated for all the Trustees allocated proportionately among the Portfolio of the Fund and UAM Funds, Inc. and reimbursement for travel and other expenses incurred while attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), or the Administrator or the Sub-Administator and receive no compensation from the Fund. As of December 6, the Trustees and officers of the Fund owned less than 1% of the Fund's out-standing shares.

  The following table shows aggregate compensation paid to each of the Fund's Trustees by the Fund and total compensation paid by the Fund, UAM Funds, Inc. and AEW Commercial Mortgage Securities Fund, Inc. (collectively the "Fund Com-plex") in the fiscal year ended April 30, 1996.

COMPENSATION TABLE

          (1)                 (2)         (3)        (4)            (5)
                                       PENSION OR
                                       RETIREMENT            TOTAL COMPENSATION
                                        BENEFITS  ESTIMATED   FROM REGISTRANT
                           AGGREGATE    ACCRUED     ANNUAL        AND FUND
                          COMPENSATION  AS PART    BENEFITS     COMPLEX PAID
                              FROM      OF FUND      UPON            TO
NAME OF PERSON, POSITION   REGISTRANT   EXPENSES  RETIREMENT      TRUSTEES
------------------------  ------------ ---------- ---------- ------------------
John T. Bennett, Jr.,        $3,396         0          0          $29,600
 Trustee................
J. Edward Day, Former        $3,396         0          0          $29,600
 Trustee................
Philip D. English,           $3,396         0          0          $29,600
 Trustee................
William A. Humenuk,          $3,396         0          0          $29,600
 Trustee................

                              INVESTMENT ADVISER

CONTROL OF ADVISER
  Hanson Investment Management Company is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment man-agement. Since its first acquisition in August 1983, UAM has acquired or orga-nized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to con-tinue to provide investment management services that are intended to meet the particular needs of their respective clients.

  Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to op-erate under their own firm name, with their own leadership and individual in-vestment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to sepa-rate series or Portfolios of UAM Funds, Inc., a registered investment company.

ADVISORY FEES
  As compensation for services rendered by the Adviser under the Investment Advisory Agreement, the Portfolio pays the Adviser an annual fee in monthly installments, calculated by applying the following annual percentage rates to the Portfolio's average daily net assets for the month:

   Hanson Equity Portfolio............................................   0.70%

                            PORTFOLIO TRANSACTIONS

  The Investment Advisory Agreement authorizes the Adviser to select the bro-kers or dealers that will execute the purchases and sales of investment secu-rities for the Portfolio and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolio. The Adviser may, however, consistent with the interests of the Portfolio, se-lect brokers on the basis of the research, statistical and pricing services they provide to the Portfolio. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Investment Advisory Agreement. A commis-sion paid to such brokers may be higher than that which another qualified bro-ker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolio and the Adviser's other clients.

  It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of Fund shares which may be made through broker-dealer firms. However, the Adviser may place portfolio or-ders with qualified broker-dealers who refer clients to the Adviser. During the fiscal years ended April 30, 1995 and April 30, 1996, the entire Fund paid brokerage commissions of approximately $15,000 and $39,000, respectively.

  Some securities considered for investment by the Portfolio may also be ap-propriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of the Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allo-cations, are subject to periodic review by the Fund's Board of Trustees.

                            ADMINISTRATIVE SERVICES

  As stated in the Prospectus, the Board of Trustees of the Fund approved a new Fund Administration Agreement between UAM Fund Services, Inc., a wholly owned subsidiary of UAM, and the Fund. The Fund's Trustees, also approved a Mutual Fund Services Agreement between UAM Fund Services, Inc. and Chase Global Funds Services Company. The services provided by UAM Fund Services and Chase Global Funds Services Company and the basis of the fees payable by the Fund under the Fund Administration Agreement are described in the Portfolios' Prospectus. Prior to April 15, 1996, Chase Global Funds Services Company or its predecessor, Mutual Funds Service Company, provided certain administrative services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York. The services provided by the Administrator and the Sub-Administrator and the basis of the current fees payable are described in the Portfolio's Prospectus.

                           PERFORMANCE CALCULATIONS

PERFORMANCE
  The Portfolio may from time to time quote various performance figures to il-lustrate past performance. Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standard-ized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain stan-dardized performance information computed as required by the Commission. Aver-age annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of the method used to compute or express performance follows.

TOTAL RETURN
  The average annual total return of the Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending re-deemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely re-deemed at the end of each 1, 5 and 10 year period and the deduction of all ap-plicable Fund expenses on an annual basis.

  These figures are calculated according to the following formula:

  P(1 + T)n = ERV

where:

     P = a hypothetical initial payment of $1,000
     T = average annual total return
     n = number of years
   ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

COMPARISONS
  To help investors better evaluate how an investment in the Portfolio might satisfy their investment objective, advertisements regarding the Fund may dis-cuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to per-formance as reported by other investments, indices and averages. The following publications, indices and averages may be used:

  (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 trans-portation stocks. Comparisons of performance assume reinvestment of dividends.

  (b) Standard & Poor's 500 Stock Index or its component indices -- an un-managed index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of per-formance assume reinvestment of dividend.

  (c) The New York Stock Exchange composite or component indices -- unman-aged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

  (d) Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume rein-vestment of dividends.

  (e) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measure total return and average current yield for the mutual fund industry. Rank individual mutual fund per-formance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

  (f) Morgan Stanley Capital International EAFE Index and World Index -- re-spectively, arithmetic, market value-weighted averages of the perfor-mance of over 900 securities listed on the stock exchanges of coun-tries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

  (g) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

  (h) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Govern-ment National Mortgage Association.

  (i) Salomon Brothers High Grade Corporate Bond Index -- consists of pub-licly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

  (j) Salomon Brothers Broad Investment Grade Bond -- is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass through securities.

  (k) Lehman Brothers Long-Term Treasury Bond -- is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

  (l) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

  (m) Value Line -- composed of over 1,600 stocks in the Value Line Invest-ment Survey.

  (n) Russell 2000 -- composed of the 2,000 smallest stocks in the Russell 3000, a market value-weighted index of the 3,000 largest U.S. public-ly-traded companies.

  (o) Composite Indices -- 60% Standard & Poor's 500 Stock Index, 30% Lehman Brothers Long-Term Treasury Bond and 10% U.S. Treasury Bills; 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Sal-omon Brothers High Grade Bond Index.

  (p) CDA Mutual Fund Report published by CDA Investment Technologies,
      Inc. -- analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

  (q) Mutual Fund Source Book published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

  (r) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Invest-ment Companies Service -- publications that rate fund performance over specified time periods.

  (s) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change over time in the price of goods and services in major expenditure groups.

  (t) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associ-ates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

  (u) Savings and Loan Historical Interest Rates -- as published by the U.S. Savings & Loan League Fact Book.

  (v) Lehman Brothers Government/Corporate Index -- is a combination of the Government an Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agen-cies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also in-cluded are Yankee Bonds and nonconvertible debt issued by or guaran-teed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then re-moved. All returns are market value weighted inclusive of accrued in-come.

  (w) Lehman Brothers Intermediate Government/Corporate Index is an unman-aged index composed of a combination of the Government and Corporate Bond Indices. All issues are investment grade (BBB) or higher, with maturities of one to ten years and an outstanding par value of at least $l00 million for U.S. Government issues and $25 million for oth-ers. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate non-convertible corporate debt. Also included are Yankee Bonds and noncon-vertible debt issued by or guaranteed by foreign or international gov-ernments and agencies. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

  (x) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan companies; Salomon Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and Bloomberg L.P.

  In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and aver-ages is not identical to the composition of investments in the Portfolio, that the averages are generally unmanaged, and that the items included in the cal-culations of such averages may not be identical to the formula used by the Portfolio to calculate its performance. In addition, there can be no assurance that the Portfolio will continue this performance as compared to such other averages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized under the name The Regis Fund II as a Delaware busi-ness trust on May 18, 1994. On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust". The Fund's principal executive office is located at One International Place, 44th Floor, Boston, MA 02110; however, all in-vestor correspondence should be directed to the Fund at UAM Funds Service Cen-ter, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without further action by sharehold-ers.

  On each matter submitted to a vote of the shareholders, each holder of a share shall be entitled to one vote for each whole share and a fractional vote for each fractional share standing in his/her name on the books of the Fund.

  In the event of liquidation of the Fund, the holders of the shares of each Portfolio or any class thereof that has been established and designated shall be entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to that Portfolio, or in the case of a class, belonging to that Portfolio and allocable to that class, over the liabilities belonging to that Portfolio or class. The assets so distributable to the holders of shares of any particular Portfolio or class thereof shall be distributed to the holders in proportion to the number of shares of that Portfolio or class thereof held by them and recorded on the books of the Fund. The liquidation of any Portfolio or class thereof may be authorized at any time by vote of a ma-jority of the Trustees then in office.

  Shareholders of both Classes of the Fund's Portfolios have no pre-emptive or other rights to subscribe to any additional shares or other securities issued by the Fund or any Portfolio, except as the Trustees in their sole discretion shall have determined by vote. Both Institutional Class and Service Class Shares represent an interest in the same assets of a Portfolio and are identi-cal in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares, and have exclusive voting rights with respect to matters relating to such distribution expenditures.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  The Fund's policy is to distribute substantially all of the Portfolio's net investment income, if any, together with any net realized capital gains annu-ally in the amount and at the times that will avoid both income (including capital gains) taxes incurred and the imposition of the Federal excise tax on undistributed income and capital gains. The amounts of any income dividends or capital gains distributions cannot be predicted. See discussion under "Dividends, Capital Gains Distribu-tions and Taxes" in the Prospectus.

  Any dividend or distribution paid shortly after the purchase of shares of the Portfolio by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or dis-tribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.

  As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically re-ceived in additional shares of the respective Portfolio of the Fund at net as-set value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income div-idends in cash and capital gains distributions in additional shares at net as-set value) or the Cash Option (both income dividends and capital gains distri-butions in cash) has been elected. An account statement is sent to sharehold-ers whenever an income dividend or capital gains distribution is paid.

  Each Portfolio of the Fund will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by the Portfolio will be distributed to its in-vestors without need to offset (for Federal income tax purposes) such gains against any net capital losses of another Portfolio.

                                 FEDERAL TAXES
  In order for the Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of the Portfolio's gross income for a taxable year must be derived from certain qualifying income, i.e., divi-dends, interest, income derived from loans of securities and gains from the sale or other disposition of stock or securities, or other related income, de-rived with respect to its business investing in stock or securities. Any net gain realized from the closing out of futures contracts will, therefore, gen-erally be qualifying income for purposes of the 90% requirement. Qualification as a regulated investment company also requires that less than 30% of the Portfolio's gross income be derived from the sale or other disposition of stock or securities held for 3 months or less.

  The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolio's taxable year) on futures trans-actions. Such distribution will be combined with distributions of capital gains realized on the Portfolio's other investments, and shareholders will be advised on the character of the payment.

               APPENDIX -- DESCRIPTION OF SECURITIES AND RATINGS

I. DESCRIPTION OF BOND RATINGS
  Excerpts from Moody's Investors Service, Inc. ("Moody's") description of its highest bond ratings: AAA -- judged to be the best quality; carry the smallest degree of investment risk: AA -- judged to be of high quality by all stan-dards; A -- possess many favorable investment attributes and are to be consid-ered as higher medium grade obligations; BAA -- considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured.

  Excerpts from Standard & Poor's Corporation ("S&P") description of its high-est bond ratings: AAA -- highest grade obligations; possess the ultimate de-gree of protection as to principal and interest; AA -- also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A -- regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB -- regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investment.

II. DESCRIPTION OF U.S. GOVERNMENT SECURITIES
  The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

  U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

  In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumen-tality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the GNMA are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the U.S. Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and FNMA, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the FHLMC, are federally chartered institutions under Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

  Some of the U.S. Government agencies that issue or guarantee securities in-clude the Export-Import Bank of the United States, Farmers Home Administra-tion, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

III. DESCRIPTION OF COMMERCIAL PAPER
  The Portfolios may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by S&P or Prime-1 by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usu-ally sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obliga-tions that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolio's investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand.

  Commercial paper rated A-1 by S&P has the following characteristics: (1) li-quidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two addi-tional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the is-suer's industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are un-questioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's in-dustry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years;
(7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of issuer of obliga-tions which may be present or may arise as a result of public interest ques-tions and preparations to meet such obligations.

IV. DESCRIPTION OF BANK OBLIGATIONS
  Time deposits are non-negotiable deposits maintained in a banking institu-tion for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasona-bly orderly market conditions. The Portfolio is also able to sell variable rate certificates of deposit in the secondary market. Variable rate certifi-cates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international com-mercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment as well as the bank which uncondi-tionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

V. DESCRIPTION OF FOREIGN INVESTMENTS
  Investors should recognize that investing in foreign companies involves cer-tain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, a Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

  As foreign companies are not generally subject to uniform accounting, audit-ing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Secu-rities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less gov-ernment supervision and regulation of stock exchanges, brokers and listed com-panies than in the U.S.

In addition, with respect to certain foreign countries, there is the possibil-ity of expropriation or confiscatory taxation, political or social instabili-ty, or diplomatic developments which could affect U.S. investments in those countries.

  Although the Fund will endeavor to achieve the most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

  Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the in-come received from the companies comprising the Fund's Portfolios. However, these foreign withholding taxes are not expected to have a significant impact.

                                    PART B

                                   UAM FUNDS

-------------------------------------------------------------------------------

                         IRC ENHANCED INDEX PORTFOLIO

                          INSTITUTIONAL CLASS SHARES

-------------------------------------------------------------------------------

              STATEMENT ADDITIONAL INFORMATION -- JANUARY 3, 1997

  This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds Trust (the "UAM Funds" or the "Fund") for the IRC Enhanced Index Portfolio (the "Portfolio") Institutional Class Shares dated January 3, 1997. To obtain the Prospectus, please call the UAM Funds Service Center:

                                1-800-638-7983

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Objective and Policies..........................................   2
Purchase of Shares.........................................................   2
Redemption of Shares.......................................................   3
Shareholder Services.......................................................   4
Investment Limitations.....................................................   5
Management of the Fund.....................................................   6
Investment Adviser.........................................................   9
Portfolio Transactions.....................................................  10
Administrative Services....................................................  10
Performance Calculations...................................................  11
General Information........................................................  15
Federal Taxes..............................................................  16
Financial Statements.......................................................  17

                      INVESTMENT OBJECTIVES AND POLICIES

  The following policies supplement the investment objective and policies of the IRC Enhanced Index Portfolio (the "Portfolio") as set forth in the Portfo-lio's Prospectus:

LENDING OF SECURITIES
  The Portfolio may lend its investment securities to qualified brokers, deal-ers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not incon-sistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the bor-rower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities is-sued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio re-ceives reasonable interest on the loan (which may include the Portfolio in-vesting any cash collateral in interest bearing short-term investments). As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repur-chase agreements as discussed in the Prospectus.

                              PURCHASE OF SHARES

  Shares of the Portfolio may be purchased without sales commission at the net asset value per share next determined after an order is received in proper form by the Fund, and payment is received by the Fund's custodian. The minimum initial investment required for the Portfolio is $2,500 with certain excep-tions to the minimums may be determined from time to time by the officers of the Fund. The minimum for any subsequent investment is $100. An order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange (the "Exchange") will be executed at the price computed on the date of re-ceipt; and an order received not in proper form or after the 4:00 p.m. close of the Exchange will be executed at the price computed on the next day the Ex-change is open after proper receipt. The Exchange will be closed on the fol-lowing days: Presidents' Day, February 17, 1997; Good Friday, March 28, 1997; Memorial Day, May 26, 1997; Independence Day, July 4, 1997; Labor Day, Septem-ber 1, 1997; Thanksgiving Day, November 27, 1997; Christmas Day, December 25, 1997; and New Year's Day, January 1, 1998.

  The Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interests of the Fund, and (3) to re-duce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Portfolio's shares.

                             REDEMPTION OF SHARES

  The Portfolio may suspend redemption privileges or postpone the date of pay-ment (1) during any period that both the Exchange and custodian bank are closed or trading on the Exchange is restricted as determined by the Commis-sion, (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to fairly determine the value of its assets, and (3) for such other periods as the Commission may per-mit. The Fund has made an election with the Commission to pay in cash all re-demptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash as the Board of Trustees may deem advisable; however, payment will be made wholly in cash un-less the Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemp-tions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares", and a redeeming share-holder would normally incur brokerage expenses if those securities were con-verted to cash.

  No charge is made by the Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

SIGNATURE GUARANTEES
  To protect your account, the Fund and Chase Global Funds Services Company (the "Sub-Administrator") from fraud, signature guarantees are required for certain redemptions. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) or the registered address or (2) share transfer requests. The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption.

  Signatures must be guaranteed by an "eligible guarantor institution" as de-fined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, na-tional securities exchanges, registered securities associations, clearing agencies and savings associ-ations. A complete definition of eligible guarantor institution is available from the Sub-Administrator. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which par-ticipates in a signature guarantee program.

  The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                             SHAREHOLDER SERVICES
  The following supplements the information set forth in the Portfolio's Pro-spectus under the heading "Buying, Selling and Exchanging Shares":

EXCHANGE PRIVILEGE
  Institutional Class Shares of the Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds, Inc. (See the list of Portfolios of the UAM Funds -- Institutional Class Shares at the end of the Portfolio's Prospec-tus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds Trust, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are qualified for sale in the shareholder's state of residence.

  Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed are held by the Fund for the account of the shareholder and the regis-tration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. (Eastern Time) will be processed as of the close of busi-ness on the same day. Requests received after this time will be processed on the next business day. Neither the Fund nor the Sub-Administrator will be re-sponsible for the authenticity of the exchange instructions received by tele-phone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the

Fund's Board of Trustees to assure that such exchanges do not disadvantage the Fund and its shareholders.

  For Federal income tax purposes an exchange between Funds is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, there-fore, that a capital gain or loss would be realized on an exchange between Portfolios. You may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES
  Shareholders may transfer shares of the Portfolio to another person by mak-ing a written request to the Fund. The request should clearly identify the ac-count and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Redemp-tion of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                            INVESTMENT LIMITATIONS

  The following limitations supplement those set forth in the Prospectus. Whenever an investment limitation sets forth a percentage limitation on in-vestment or utilization of assets, such limitation shall be determined immedi-ately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Portfolio's invest-ment limitations. Investment limitations (1), (2), (3), (4) and (5) are clas-sified as fundamental. The Portfolio's fundamental investment limitations can-not be changed without approval by a "majority of the outstanding shares" (as defined in the Investment Company Act of 1940, as amended, (the "1940 Act")) of the Portfolio. The Portfolio will not:

   (1) invest in physical commodities or contracts on physical commodities;

   (2) purchase or sell real estate or real estate limited partnerships, al-though it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

   (3) make loans except (i) by purchasing debt securities in accordance with its investment objectives and (ii) by lending its portfolio se-curities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act, or the rules and regu-lations or interpretations of the Commission thereunder;

   (4) underwrite the securities of other issuers;

   (5) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from making any permitted borrowings, mortgages or pledges;

   (6) purchase on margin or sell short;


   (7) invest more than an aggregate of 15% of the net assets of the Portfo-lio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets; and

   (8) invest for the purpose of exercising control over management of any company.

                            MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

  The Officers of the Fund manage its day-to-day operations and are responsi-ble to the Fund's Board of Trustees. The Trustees set broad policies for the Fund and elect its Officers. The following is a list of the Trustees and Offi-cers of the Fund and a brief statement of their present positions and princi-pal occupations during the past five years:

 JOHN T. BENNETT, JR.     Trustee of the Fund; President of Squam Investment
 College Road -- RFD 3    Management Company, Inc. and Great Island Investment
 Meredith, NH 03253       Company, Inc.; President of Bennett Management Com-
 Age 67                   pany from 1988 to 1993.

 PHILIP D. ENGLISH        Trustee of the Fund; President and Chief Executive
 16 West Madison Street   Officer of Broventure Company, Inc.; Chairman of the
 Baltimore, MD 21201      Board of Chektec Corporation and Cyber Scientific,
 Age 48                   Inc.

 WILLIAM A. HUMENUK       Trustee of the Fund; Partner in the Philadelphia
 4000 Bell Atlantic Tower office of the law firm Dechert Price & Rhoads; Direc-
 1717 Arch Street         tor, Hofler Corp.
 Philadelphia, PA 19103
 Age 54

 NORTON H. REAMER*       Trustee, President and Chairman of the Fund; Presi-
 One International Place dent, Chief Executive Officer and a Director of United
 Boston, MA 02110        Asset Management Corporation; Director, Partner or
 Age 60                  Trustee of each of the Investment Companies of the Ea-
                         ton Vance Group of Mutual Funds.

 PETER M. WHITMAN, JR.*  Trustee of the Fund; President and Chief Investment
 One Financial Center    Officer of Dewey Square Investors Corporation ("DSI")
 Boston, MA 02111        since 1988; Director and Chief Executive Officer of H.
 Age 53                  T. Investors, Inc., formerly a subsidiary of DSI.

 WILLIAM H. PARK*        Vice President of the Fund; Executive Vice President
 One International Place and Chief Financial Officer of United Asset Management
 Boston, MA 02110        Corporation.
 Age 49

 GARY L. FRENCH*         Treasurer of the Fund; President of UAM Fund Services,
 211 Congress Street     Inc. and UAM Fund Distributors, Inc.; formerly Vice
 Boston, MA 02110        President of Operations, Development and Control of
 Age 45                  Fidelity Investment in 1995; Treasurer of the Fidelity
                         Group of Mutual Funds from 1991 to February 1995.

 MICHAEL E. DEFAO*       Secretary of the Fund; Vice President and General
 211 Congress Street     Counsel of UAM Fund Services, Inc. and UAM Fund Dis-
 Boston, MA 02110        tributors, Inc.; Associate Attorney of Ropes & Gray (a
 Age 28                  law firm) from 1993 to February 1995.

 ROBERT R. FLAHERTY*     Assistant Treasurer of the Fund; Vice President of UAM
 211 Congress Street     Fund Services, Inc.; formerly Manager of Fund Adminis-
 Boston, MA 02110        tration and Compliance of the Chase Global Funds Serv-
 Age 32                  ices Company from 1995 to 1996; Deloitte & Touche LLP
                         from 1985 to 1995, formerly Senior Manager.

 KARL O. HARTMANN*       Assistant Secretary of the Fund; Senior Vice President
 73 Tremont Street       and General Counsel of Chase Global Funds Services
 Boston, MA 02108        Company; Senior Vice President, Secretary and General
 Age 41                  Counsel of Leland, O'Brien, Rubinstein Associates,
                         Inc., from November 1990 to November 1991.

-----------
* These people are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

REMUNERATION OF TRUSTEES AND OFFICERS
  The Fund pays each Trustee, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $1,050 per quarter. In addition, each unaffiliated Trustee receives a $2,000 meeting fee which is aggregated for all the Trustees and allocated proportion-ately among the Portfolios of the Fund, UAM Funds, Inc. and reimbursement for travel and other expenses incurred while attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), the Administrator or the Sub-Administrator and receive no compensation from the Fund. As of December 31, 1996, the Trustees and officers of the Fund owned less than 1% of the Fund's outstanding shares.

  The following table shows aggregate compensation paid to each of the Fund's Trustees by the Fund and total compensation paid by the Fund, UAM Funds, Inc. and AEW Commercial Mortgage Securities Fund, Inc. (collectively the "Fund Com-plex") in the fiscal year ended April 30, 1996.


          (1)                  (2)               (3)               (4)                (5)
                                             PENSION OR                       TOTAL COMPENSATION
                            AGGREGATE    RETIREMENT BENEFITS ESTIMATED ANNUAL FROM REGISTRANT AND
    NAME OF PERSON,       COMPENSATION   ACCRUED AS PART OF   BENEFITS UPON      FUND COMPLEX
        POSITION         FROM REGISTRANT    FUND EXPENSES       RETIREMENT     PAID TO TRUSTEES
    ---------------      --------------- ------------------- ---------------- -------------------
John T. Bennett, Jr.,...     $3,396                0                 0              $29,600
 Trustee
J. Edward Day,..........     $3,396                0                 0              $29,600
 Former Trustee
Philip D. English,......     $3,396                0                 0              $29,600
 Trustee
William A. Humenuk,.....     $3,396                0                 0              $29,600
 Trustee

PRINCIPAL HOLDERS OF SECURITIES
  As of December 6, 1996, the following persons or organizations held of rec-ord 5% or more of the shares of a Portfolio:

  IRC Enhanced Index Portfolio: Hartnat & Co., F/B/O Nana Regional, Attn. Corp. Actions, P.O. Box 4044, Boston, MA, 34.6%*; Hartnat & Co., F/B/O Coca Cola, Attn. Corp. Actions, P.O. Box 4044, Boston, MA, 27.1%*; Hartnat & Co., F/B/O Nana Marriott, Attn. Corp. Actions, P.O. Box 4044, Boston, MA, 15%*; Hartnat & Co., F/B/O Nana Corporate, Attn. Corp. Actions, P.O. Box 4044, Bos-ton, MA, 8.5%*; and Hartnat & Co., F/B/O Nana Aggressive Attn. Corp. Actions, P.O. Box 4044, Boston, MA, 6.7%*.
-----------
* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

  The persons or organizations listed above as owning 25% or more of the out-standing shares of the Portfolio may be presumed to "control" ( as that term is defined in the 1940 Act) the Portfolio. As a result, those persons or orga-nizations could have the ability to vote a majority of the shares of the Port-folio on any matter requiring the approval of shareholders of the Portfolio.

                              INVESTMENT ADVISER

CONTROL OF ADVISER
  Investment Research Company is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized ap-proximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to con-tinue to provide investment management services that are intended to meet the particular needs of their respective clients.

  Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to op-erate under their own firm name, with their own leadership and individual in-vestment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to sepa-rate series or Portfolios of UAM Funds, Inc., a registered investment company.

ADVISORY FEES
  As compensation for services rendered by the Adviser under the Investment Advisory Agreement, the Portfolio pays the Adviser an annual fee in monthly installments, calculated by applying the following annual percentage rates to the Portfolio's average daily net assets for the month:

   IRC Enhanced Index Portfolio........................................... 0.70%

  From January 23, 1996 (date of commencement) to April 30, 1996, the IRC En-hanced Index Portfolio paid advisory fees of $0. During this period, the Ad-viser voluntarily waived advisory fees of $9,000. The Adviser has agreed to waive all or a portion of its advisory fees and to assume operating expenses otherwise payable by the Portfolio, if necessary, in order to keep the Portfo-lio's total annual operating expenses within the limits established by state securities law, currently from exceeding 2.50% of average daily net assets.

                            PORTFOLIO TRANSACTIONS

  The Investment Advisory Agreement authorizes the Adviser to select the bro-kers or dealers that will execute the purchases and sales of investment secu-rities for the Portfolio and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolio. The Adviser may, however, consistent with the interests of the Portfolio, se-lect brokers on the basis of the research, statistical and pricing services they provide to the Portfolio. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Investment Advisory Agreement. A commis-sion paid to such brokers may be higher than that which another qualified bro-ker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolio and the Adviser's other clients.

  It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser. During the fiscal years ended April 30, 1995 and April 30, 1996, the entire Fund paid brokerage commissions of approximately $15,000 and $39,000, respectively.

  Some securities considered for investment by the Portfolio may also be ap-propriate for other clients served by the Adviser. If a purchase or sale of securities is consistent with the investment policies of the Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in manner deemed fair and reasonable by the Adviser. Al-though there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allo-cations, are subject to periodic review by the Fund's Board of Trustees.

                            ADMINISTRATIVE SERVICES

  As stated in the Prospectus, the Board of Trustees of the Fund approved a new Fund Administration Agreement between UAM Fund Services, Inc., a wholly owned subsidiary of UAM, and the Fund. The Fund's Trustees also approved a Mu-tual Fund Services Agreement between UAM Fund Services, Inc. and Chase Global Funds Services Company. The services provided by UAM Fund Services, Inc. and Chase Global Funds Services Company and the basis of the fees payable by the Fund under the Fund Administration Agreement are described in the Portfolios' Prospectus. Prior to April 15, 1996, Chase Global Funds Services Company or its predecessor, Mutual Funds Service Company, provided certain administrative services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York.

  The basis of the fees paid to the Sub-Administrator for period January 23, 1996 to April 14, 1996 was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.20% of the first $200 million in combined assets; plus 0.12% of the next $800 million in combined assets; plus 0.08% on assets over $1 billion but less than $3 billion; plus 0.06% on assets over $3 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a designated minimum fee schedule per Portfolio, which ranged from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years. For the period ended April 30, 1996, administrative services fees paid to the Sub-Administrator by the IRC Enhanced Index Portfolio totaled $7,929. For the period April 15, 1996 to April 30, 1996, UAM Fund Services, Inc. earned $1,071 from the IRC Enhanced Index Portfolio as Administrator. The services provided by the Administrator and the Sub-Administrator and the basis of the current fees payable are de-scribed in the Portfolio's Prospectus.


                           PERFORMANCE CALCULATIONS

PERFORMANCE
  The Portfolio may from time to time quote various performance figures to il-lustrate past performance. Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standard-ized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain stan-dardized performance information computed as required by the Commission. Aver-age annual compounded total return quotations used by the fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of the method used to compute or express performance follows.

TOTAL RETURN
  The average annual total return of the Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending re-deemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely re-deemed at the end of each 1, 5 and 10 year period and the deduction of all ap-plicable Fund expenses on an annual basis.

  These figures are calculated according to the following formula:

  P(1 + T)n = ERV
where:

   P = a hypothetical initial payment of $1,000
   T = average annual total return
   n = number of years
 ERV = ending redeemable value of a hypothetical $1,000 payment made at the be-ginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

  The cumulative total rate of return for the IRC Enhanced Index Portfolio from inception on January 23, 1996 to October 31, 1996, the date of the Semi-Annual Report included herein is 12.03%.

COMPARISONS
  To help investors better evaluate how an investment in the Portfolio might satisfy their investment objective, advertisements regarding the Fund may dis-cuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. The following publications, indices and averages may be used:

  (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 trans-portation stocks. Comparisons of performance assume reinvestment of dividends.

  (b) Standard & Poor's 500 Stock Index or its component indices -- an un-managed index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of per-formance assume reinvestment of dividend.

  (c) The New York Stock Exchange composite or component indices -- unman-aged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

  (d) Salomon Brothers World Government Bond Index -- The Salomon World Gov-ernment Bond Index is designed to provide a comprehensive measure of total return performance of the domestic Government bond market of thirteen countries. The index has been constructed with the aim of choosing an "all inclusive" universe of institutionally traded fixed-rate bonds. The selection of security types to be included in the in-dex is made with the aim of being as comprehensive as possible, while satisfying the criterion of reasonable availability to domestic and international institutions and the existence of complete pricing and market profile data.

  (e) Wilshire 5000 Equity index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume rein-vestment of dividends.

  (f) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measure total return and average cur-rent yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

  (g) Morgan Stanley Capital International EAFE Index and World Index -- re-spectively, arithmetic, market value-weighted averages of the perfor-mance of over 900 securities listed on the stock exchanges of coun-tries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, plus North America.

  (h) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

  (i) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Govern-ment National Mortgage Association.

  (j) Salomon Brothers High Grade Corporate Bond Index -- consists of pub-licly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

  (k) Salomon Brothers Broad Investment Grade Bond -- is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass through securities.

  (l) Lehman LONG-TERM Treasury Bond -- is composed of all bonds covered by the Lehman Treasury Bond Index with maturities of 10 years or greater.

  (m) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

  (n) Value line -- composed of over 1,600 stocks in the Value Line Invest-ment Survey.

  (o) Russell 2000 -- composed of the 2,000 smallest stocks in the Russell 3000, a market value-weighted index of the 3,000 largest U.S. public-ly-traded companies.

  (p) Composite indices -- 60% Standard & Poor's 500 Stock Index, 30% Lehman LONG-TERM Treasury Bond and 10% U.S. Treasury Bills; 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an ex-change, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

  (q) CDA Mutual Fund Report published by CDA Investment Technologies,
      Inc. -- analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

  (r) Mutual Fund Source Book published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

  (s) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Invest-ment Companies Service -- publications that rate fund performance over specified time periods.

  (t) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change over time in the price of goods and services in major expenditure groups.

  (u) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associ-ates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, Treasury bills and inflation.

  (v) Savings and Loan Historical Interest Rates -- as published by the U.S. Savings & Loan League Fact Book.

  (w) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan companies; Salomon Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and Bloomberg L.P.

  In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and aver-ages is not identical to the composition of investments in the Portfolio, that the averages are generally unmanaged, and that the items included in the cal-culations of such averages may not be identical to the formula used by the Portfolio to calculate its performance. In addition, there can be no assurance that the Portfolio will continue this performance as compared to such other averages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized under the name The Regis Fund II as a Delaware busi-ness trust on May 18, 1994. On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust". The Fund's principal executive office is located at One International Place, 44th Floor, Boston, MA 02110; however, all in-vestor correspondence should be directed to the Fund at UAM Funds Service Cen-ter, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without further action by sharehold-ers.

  On each matter submitted to a vote of the shareholders, each holder of a share shall be entitled to one vote for each whole share and a fractional vote for each fractional share standing in his or her name on the books of the Fund.

  In the event of liquidation of the Fund, the holders of the shares of each Portfolio or any class thereof that has been established and designated shall be entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to that Portfolio, or in the case of a class, belonging to that Portfolio and allocable to that class, over the liabilities belonging to that Portfolio or class. The assets so distributable to the holders of shares of any particular Portfolio or class thereof shall be distributed to the holders in proportion to the number of shares of that Portfolio or class thereof held by them and recorded on the books of the Fund. The liquidation of any Portfolio or class thereof may be authorized at any time by vote of a ma-jority of the Trustees then in office.

  Shareholders of both Classes of the Fund's Portfolios have no pre-emptive or other rights to subscribe to any additional shares or other securities issued by the Fund or any Portfolio, except as the Trustees in their sole discretion shall have determined by vote. Both Institutional Class and Service Class Shares represent an interest in the same assets of a Portfolio and are identi-cal in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares, and have exclusive voting rights with respect to matters relating to such distribution expenditures.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  The Fund's policy is to distribute substantially all of the Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes incurred on it and the imposition of the Federal excise tax on undis-tributed income and capital gains. The amounts of any income dividends or cap-ital gains distributions cannot be predicted. See the discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectus.

  Any dividend or distribution paid shortly after the purchase of shares of the Portfolio by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or dis-tribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.

  As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically re-ceived in additional shares of the Portfolio at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an in-come dividend or capital gains distribution is paid.

  Each Portfolio of the Fund will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by the Portfolio will be distributed to its in-vestors without need to offset (for Federal income tax purposes) such gains against any net capital losses of another Portfolio.

CODE OF ETHICS
  The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain dis-closure and reporting obligations.

                                 FEDERAL TAXES

  In order for the Portfolio to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income for a taxable year must be derived from certain qualifying income, i.e., dividends, interest, income derived from loans of securities and gains from the sale or other disposition of stock or securities or other related income derived with respect to its in-vesting in stock or securities. Qualification as a regulated investment com-pany also requires that less than 30% of the Portfolio's gross income be de-rived from the sale or other disposition of stock or securities held less than three months.

  The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes. Shareholders will be advised as to the character of the payments.

                             FINANCIAL STATEMENTS

  The Financial Statements of the IRC Enhanced Index Portfolio for the fiscal year ended April 30, 1996, and the six months ended October 31, 1996, and the Financial Highlights for the respective periods which appear in the Portfo-lio's 1996 Annual Financial Statements and the report thereon of Price Waterhouse LLP, the Fund's independent accountants, also appearing therein and in the Semi-Annual Report to Shareholders, are attached to this SAI.

IRC ENHANCED INDEX PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS
April 30, 1996
    The accompanying notes are an integral part of the financial statements.

                                                                          VALUE
                                                                  SHARES (000)+

--------------------------------------------------------------------------------
COMMON STOCKS (100.7%)
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (3.0%)
 Lockheed Martin Corp. ..........................................    400  $   32
 Rockwell International Corp. ...................................  1,100      64
 United Technologies Corp. ......................................    200      22
                                                                         -------
                                                                             118
--------------------------------------------------------------------------------
AUTOMOTIVE (3.8%)
 Ford Motor Co. .................................................  2,800     100
 General Motors Corp. ...........................................    900      49
                                                                         -------
                                                                             149
--------------------------------------------------------------------------------
BANKS (7.2%)
 Bank of Boston Corp. ...........................................  2,200     106
 Barnett Banks, Inc. ............................................    700      44
 First Union Corp. ..............................................  1,300      80
 Fleet Financial Group, Inc. ....................................    600      26
 KeyCorp. .......................................................    600      23
 US Bancorp......................................................    100       3
                                                                         -------
                                                                             282
--------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (8.4%)
 Anheuser-Busch Cos., Inc. ......................................  1,400      94
 ConAgra, Inc. ..................................................    600      23
 Coors (Adolph), Inc., Class B...................................  1,100      20
 *Earthgrains Co. ...............................................     56       2
 Philip Morris Cos., Inc. .......................................  1,100      99
 Sara Lee Corp. .................................................  2,200      68
 Sysco Corp. ....................................................    800      26
                                                                         -------
                                                                             332
--------------------------------------------------------------------------------
BROADCASTING AND PUBLISHING (1.6%)
 Dun & Bradstreet Corp. .........................................  1,000      61
--------------------------------------------------------------------------------

IRC ENHANCED INDEX PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
April 30, 1996
    The accompanying notes are an integral part of the financial statements.

                                                                          VALUE
                                                                  SHARES (000)+

--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
CAPITAL EQUIPMENT (7.7%)
 Crane Co. ......................................................  1,300  $   54
 Deere & Co. ....................................................    300      12
 General Electric Co. ...........................................  1,800     140
 Johnson Controls, Inc. .........................................    400      29
 National Service Industries, Inc. ..............................  1,000      37
 Snap-On, Inc. ..................................................    500      24
 Textron, Inc. ..................................................    100       9
                                                                         -------
                                                                             305
--------------------------------------------------------------------------------
CHEMICALS (5.5%)
 DuPont (E.I.) de Nemours & Co. .................................    100       8
 Goodrich (B.F.) Co. ............................................  2,400      95
 Monsanto Co. ...................................................    400      61
 PPG Industries, Inc. ...........................................    500      25
 Rohm & Haas Co. ................................................    400      27
                                                                         -------
                                                                             216
--------------------------------------------------------------------------------
COMPUTERS (3.4%)
 *Ceridian Corp. ................................................    200      10
 *Compaq Computer Corp. .........................................    600      28
 *Sun Microsystems, Inc. ........................................  1,800      97
                                                                         -------
                                                                             135
--------------------------------------------------------------------------------
CONSTRUCTION (0.6%)
 Armstrong World Industries, Inc. ...............................    400      23
--------------------------------------------------------------------------------
CONSUMER NON-DURABLES (3.2%)
 Avon Products, Inc. ............................................    300      27
 Clorox Co. .....................................................    600      50
 Heinz (H.J.) Co. ...............................................  1,400      47
                                                                         -------
                                                                             124
--------------------------------------------------------------------------------

IRC ENHANCED INDEX PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
April 30, 1996

                                                                          VALUE
                                                                  SHARES (000)+

--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
ELECTRONICS (2.7%)
 EG&G, Inc. .....................................................  1,200  $   26
 Hewlett-Packard Co. ............................................    400      42
 Texas Instruments, Inc. ........................................    700      40
                                                                         -------
                                                                             108
--------------------------------------------------------------------------------
ENERGY (9.4%)
 Chevron Corp. ..................................................    400      23
 Enron Corp. ....................................................    700      28
 Exxon Corp. ....................................................    700      59
 Halliburton Co. ................................................    500      29
 Mobil Corp. ....................................................    700      81
 Royal Dutch Petroleum Co.--New York Shares......................    400      57
 Texaco, Inc. ...................................................  1,100      94
                                                                         -------
                                                                             371
--------------------------------------------------------------------------------
FINANCIAL SERVICES (3.7%)
 Ahmanson (H.F.) & Co. ..........................................    800      19
 Federal National Mortgage Association...........................  2,500      77
 Merrill Lynch & Co., Inc. ......................................    800      48
                                                                         -------
                                                                             144
--------------------------------------------------------------------------------
HEALTH CARE (2.1%)
 Becton, Dickinson & Co. ........................................  1,000      81
--------------------------------------------------------------------------------
INSURANCE (2.6%)
 Allstate Corp. .................................................  1,500      58
 Chubb Corp. ....................................................    300      28
 Transamerica Corp. .............................................    200      15
                                                                         -------
                                                                             101
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

IRC ENHANCED INDEX PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
April 30, 1996

                                                                          VALUE
                                                                  SHARES (000)+

--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
METALS (1.5%)
 Aluminum Company of America.....................................    500  $   31
 Asarco, Inc. ...................................................    400      13
 Phelps Dodge Corp. .............................................    200      15
                                                                         -------
                                                                              59
--------------------------------------------------------------------------------
MINING (1.1%)
 Homestake Mining Co. ...........................................    700      14
 Newmont Mining Corp. ...........................................    500      29
                                                                         -------
                                                                              43
--------------------------------------------------------------------------------
OFFICE EQUIPMENT (2.9%)
 Harris Corp. ...................................................  1,200      74
 Pitney Bowes, Inc. .............................................    800      39
                                                                         -------
                                                                             113
--------------------------------------------------------------------------------
PAPER & PACKAGING (2.9%)
 Avery Dennison Corp. ...........................................    500      28
 Kimberly-Clark Corp. ...........................................  1,000      73
 Weyerhaeuser Co. ...............................................    300      15
                                                                         -------
                                                                             116
--------------------------------------------------------------------------------
PHARMACEUTICALS (8.2%)
 Bristol-Myers Squibb Co. .......................................    400      33
 Johnson & Johnson...............................................    700      65
 Lilly (Eli) & Co. ..............................................    500      30
 Merck & Co., Inc. ..............................................    600      36
 Pharmacia & Upjohn, Inc. .......................................  2,500      96
 Schering-Plough Corp. ..........................................  1,100      63
                                                                         -------
                                                                             323
--------------------------------------------------------------------------------




    The accompanying notes are an integral part of the financial statements.

IRC ENHANCED INDEX PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
April 30, 1996

                                                                          VALUE
                                                                  SHARES (000)+

--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
RETAIL (4.3%)
 Gap, Inc. ......................................................  1,200  $   36
 Giant Food, Inc., Class A.......................................    700      22
 Longs Drug Stores, Inc. ........................................    600      27
 Sears, Roebuck & Co. ...........................................  1,200      60
 TJX Companies, Inc. ............................................    800      24
                                                                         -------
                                                                             169
--------------------------------------------------------------------------------
TELECOMMUNICATIONS (7.6%)
 Bell Atlantic Corp. ............................................    800      52
 BellSouth Corp. ................................................  2,700     108
 Sprint Corp. ...................................................    800      34
 360 Communications Co. .........................................    266       6
 US West Communications Group....................................  3,000      98
                                                                         -------
                                                                             298
--------------------------------------------------------------------------------
TRANSPORTATION (1.7%)
 Burlington Northern Santa Fe....................................    400      35
 Norfolk Southern Corp. .........................................    400      34
                                                                         -------
                                                                              69
--------------------------------------------------------------------------------
UTILITIES (5.6%)
 American Electric Power Co. ....................................    600      24
 Entergy Corp. ..................................................  2,000      53
 GTE Corp. ......................................................  2,300     100
 People's Energy Corp. ..........................................  1,400      44
                                                                         -------
                                                                             221
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $3,801)..................................          3,961
--------------------------------------------------------------------------------




    The accompanying notes are an integral part of the financial statements.

IRC ENHANCED INDEX PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
April 30, 1996

                                                                         VALUE
                                                                        (000)+

--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.7%)
--------------------------------------------------------------------------------
 Receivable for Investments Sold.......................................  $  121
 Dividends Receivable..................................................       6
 Payable to Custodian Bank.............................................    (100)
 Payable for Portfolio Shares Redeemed.................................     (28)
 Payable for Administrative Fees.......................................      (2)
 Payable to Investment Adviser.........................................      (1)
 Payable for Trustees' Fees............................................      (1)
 Other Liabilities.....................................................     (23)
                                                                        -------
                                                                            (28)
--------------------------------------------------------------------------------
NET ASSETS (100%)
 Applicable to 381,777 outstanding Institutional Class shares
   (unlimited authorization, no par value).............................  $3,933
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE...............  $10.30
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

+ See Note A to Financial Statements.
* Non-Income Producing Security.




    The accompanying notes are an integral part of the financial statements.

IRC ENHANCED INDEX PORTFOLIO
STATEMENT OF OPERATIONS

                                                                  JANUARY 23,
                                                                    1996* TO
                                                                   APRIL 30,
(In Thousands)                                                        1996
--------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends.......................................................        $   36
 Interest........................................................             4
--------------------------------------------------------------------------------
  Total Income...................................................            40
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fees..................................................... $   9
  Less: Fees Waived..............................................    (9)     --
                                                                  -----
 Administrative Fees--Note C.....................................             9
 Audit Fees......................................................            12
 Printing Fees...................................................             8
 Custodian Fees..................................................             2
 Trustees' Fees--Note F..........................................             1
 Other Expenses..................................................             3
 Expenses Assumed by Adviser--Note B.............................            (3)
--------------------------------------------------------------------------------
  Total Expenses.................................................            32
 @Expense Offset--Note A.........................................            --
--------------------------------------------------------------------------------
  Net Expenses...................................................            32
--------------------------------------------------------------------------------
NET INVESTMENT INCOME............................................             8
--------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS.................................            14
NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS.............           160
--------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS..........................................           174
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............        $  182
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

*  Commencement of Operations
@ Amount represents Custodian balance credits of $231



    The accompanying notes are an integral part of the financial statements.

IRC ENHANCED INDEX PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                                     JANUARY 23,
                                                                      1996* TO
                                                                      APRIL 30,
(In Thousands)                                                          1996
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income..............................................   $     8
 Net Realized Gain..................................................        14
 Net Change in Unrealized Appreciation..............................       160
--------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations..............       182
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income..............................................        (8)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular....................................................     6,002
 --In Lieu of Cash Distributions....................................         8
 Redeemed...........................................................    (2,251)
--------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions......................     3,759
--------------------------------------------------------------------------------
  Total Increase....................................................     3,933
Net Assets:
  Beginning of Period...............................................       --
--------------------------------------------------------------------------------
  End of Period (2).................................................   $ 3,933
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued.....................................................       597
  In Lieu of Cash Distributions.....................................         1
  Redeemed..........................................................      (216)
--------------------------------------------------------------------------------
                                                                           382
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(2)Net Assets Consist of:
  Paid in Capital...................................................   $ 3,759
  Accumulated Net Realized Gain.....................................        14
  Unrealized Appreciation...........................................       160
--------------------------------------------------------------------------------
                                                                       $ 3,933
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 * Commencement of Operations




    The accompanying notes are an integral part of the financial statements.

IRC ENHANCED INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                   JANUARY 23,
                                                                    1996* TO
                                                                    APRIL 30,
                                                                      1996
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................   $ 10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income+...........................................      0.02
 Net Realized and Unrealized Gain on Investments..................      0.30
--------------------------------------------------------------------------------
  Total from Investment Operations................................      0.32
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income............................................     (0.02)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD....................................   $ 10.30
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN......................................................      3.20%++
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands).............................   $ 3,933
Ratio of Net Expenses to Average Net Assets+......................      2.52%**#
Ratio of Net Investment Income to Average Net Assets+.............      0.67%**
Portfolio Turnover Rate...........................................        31%
Average Commission Rate...........................................   $0.0205
--------------------------------------------------------------------------------

 *  Commencement of Operations.
**  Annualized
 + Net of voluntarily waived fees and expenses assumed by the Adviser of $0.03 per share for the period ended April 30, 1996.
++ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser.
 # The Ratio of Expenses to Average Net Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 2.50%**.




   The accompanying notes are an integral part of the financial statements.

                         IRC ENHANCED INDEX PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

  UAM Funds Trust and UAM Funds, Inc. (collectively the "UAM Funds") were or-ganized on May 18, 1994 and October 11, 1988, respectively, and are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. The IRC Enhanced Index Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, began operations on January 23, 1996. At April 30, 1996, the UAM Funds were comprised of thirty-seven active portfolios. The financial statements of the remaining portfolios are presented separately.

  A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that af-fect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

    1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valua-tion is made or, if no sale occurred on such day, at the bid price on such day. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted se-curities are valued at the current bid price. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Trustees.

    2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provi-sion for Federal income taxes is required in the financial statements.

    At April 30, 1996, the Portfolio's cost for Federal income tax purposes was approximately $3,801,000. Net unrealized appreciation for Federal in-come tax purposes aggregated approximately $160,000, of which approxi-mately $237,000 related to appreciated securities and approximately $77,000 related to depreciated securities.

    3. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

                         IRC ENHANCED INDEX PORTFOLIO

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

    4. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Ex-penses which cannot be directly attributed are apportioned among the port-folios of the UAM Funds based on their relative net assets. Additionally, certain expenses are apportioned among the portfolios of the UAM Funds and AEW Commercial Mortgage Securities Fund, Inc. ("AEW"), an affiliated closed-end management investment company, based on their relative net as-sets. Custodian fees for the Portfolio have been increased to include ex-pense offsets for custodian balance credits.

  B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Investment Research Company (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.70% of average daily net assets. The Adviser has voluntarily agreed to waive a por-tion of its advisory fees and to assume expenses, if necessary, to comply with the most stringent expense limits prescribed by any state in which the Portfo-lio's shares are offered for sale. The most stringent current state restric-tions limit the Portfolio's allowable operating expenses in a fiscal year to 2.50% of the first $30 million of average daily net assets, 2.00% of the next $70 million of average daily net assets and 1.50% of average daily net assets in excess of $100 million.

  C. ADMINISTRATIVE SERVICES: Effective April 15, 1996, UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds and AEW under an Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to re-ceive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 bil-lion of the combined aggregate net assets; plus 0.05% of the combined aggre-gate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and are subject to a graduated

                         IRC ENHANCED INDEX PORTFOLIO
minimum fee schedule per portfolio which rises from $2,000 per month, upon in-ception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.04% of average daily net assets of the Portfolio. Also effective April 15, 1996, the Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), a wholly-owned subsidiary of The Chase Manhattan Bank, N.A., under which CGFSC agrees to pro-vide certain services, including but not limited to, administration, fund ac-counting, dividend disbursing and transfer agent services. Pursuant to the Mu-tual Funds Service Agreement, the Administrator pays CGFSC a monthly fee.

  Prior to April 15, 1996, CGFSC, served as the administrator to the UAM Funds and AEW. For its services as administrator CGFSC received annual fees, com-puted daily and payable monthly, based on the combined aggregate average daily net assets of the UAM Funds and AEW, as follows: 0.20% of the first $200 mil-lion of the combined aggregate net assets; plus 0.12% of the next $800 million of the combined aggregate net assets; plus 0.08% of the combined aggregate net assets in excess of $1 billion but less than $3 billion; plus 0.06% of the combined aggregate net assets in excess of $3 billion. The fees were allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and were subject to a graduated minimum fee schedule per portfolio which rose from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years.

  For the period April 15, 1996 to April 30, 1996, UAM Fund Services, Inc. earned $1,071 from the Portfolio as Administrator.

  D. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

  E. PURCHASES AND SALES: For the period ended April 30, 1996, the Portfolio made purchases of approximately $5,268,000 and sales of approximately $1,481,000 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Gov-ernment securities.

  F. TRUSTEES' FEES: Each Trustee, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the

                         IRC ENHANCED INDEX PORTFOLIO
active portfolios of UAM Funds and AEW, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and AEW, and reimbursement of expenses incurred in attending Trustee meetings.

  G. OTHER: At April 30, 1996, 79.5% of total shares outstanding were held by two record shareholders owning more than 10% of the aggregate total shares outstanding.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of
UAM Funds Trust and Shareholders of
IRC Enhanced Index Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial high-lights present fairly, in all material respects, the financial position of the IRC Enhanced Index Portfolio (the "Portfolio"), a Portfolio of UAM Funds Trust, at April 30, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the period January 23, 1996 (commencement of operations) through April 30, 1996, in conformity with gener-ally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsi-bility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our au-dit of these financial statements in accordance with generally accepted audit-ing standards which require that we plan and perform the audit to obtain rea-sonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence support-ing the amounts and disclosures in the financial statements, assessing the ac-counting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at April 30, 1996 by corre-spondence with the custodian, provides a reasonable basis for the opinion ex-pressed above.

Price Waterhouse LLP
Boston, Massachusetts
June 14, 1996

IRC ENHANCED INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996 (Unaudited)
    The accompanying notes are an integral part of the financial statements.

                                                               SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS (93.1%)
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.9%)
 Lockheed Martin Corp. .......................................   400  $   35,850
 Raytheon Co. ................................................   700      34,475
 Rockwell International Corp. ................................   900      49,500
 United Technologies Corp. ...................................   200      25,750
                                                                      ----------
                                                                         145,575
--------------------------------------------------------------------------------
AUTOMOTIVE (2.1%)
 Ford Motor Co. .............................................. 1,800      56,250
 General Motors Co. ..........................................   900      48,487
                                                                      ----------
                                                                         104,737
--------------------------------------------------------------------------------
BANKS (5.8%)
 Bank of Boston Corp. ........................................   800      51,200
 Barnett Banks, Inc. ......................................... 1,300      49,562
 First Union Corp. ...........................................   800      58,200
 Fleet Financial Group, Inc. .................................   600      29,925
 KeyCorp......................................................   600      27,975
 Mellon Bank Corp. ...........................................   400      26,050
 Norwest Corp. ...............................................   500      21,937
 US Bancorp...................................................   600      23,925
                                                                      ----------
                                                                         288,774
--------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (7.5%)
 Albertson's, Inc. ...........................................   300      10,313
 Anheuser-Busch Cos., Inc. ................................... 1,200      46,200
 Coca Cola Co. ............................................... 1,500      75,750
 ConAgra, Inc. ............................................... 1,000      49,875
 Coors (Adolph), Inc., Class B................................   600      11,625
 CPC International, Inc. .....................................   500      39,438
 PepsiCo. Inc. ...............................................   500      14,813
 Philip Morris Cos., Inc. ....................................   500      46,313
 Sara Lee Corp. .............................................. 1,500      53,250
 Sysco Corp. .................................................   800      27,200
                                                                      ----------
                                                                         374,777
--------------------------------------------------------------------------------

IRC ENHANCED INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996 (Unaudited)
    The accompanying notes are an integral part of the financial statements.

                                                               SHARES   VALUE+
--------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
 BROADCASTING & PUBLISHING (0.9%)
  Dun & Bradstreet Corp. .....................................   800  $   46,300
--------------------------------------------------------------------------------
 CAPITAL EQUIPMENT (6.0%)
  Crane Co. ..................................................   700      32,550
  Deere & Co. ................................................   700      29,225
  General Electric Co. ....................................... 1,400     135,450
  Johnson Controls, Inc. .....................................   400      29,200
  National Service Industries, Inc. ..........................   600      20,700
  Snap-On Inc. ...............................................   750      24,094
  Textron, Inc. ..............................................   300      26,625
                                                                      ----------
                                                                         297,844
--------------------------------------------------------------------------------
 CHEMICALS (3.8%)
  Dow Chemical................................................   300      23,325
  Du Pont (E.I.) de Nemours & Co. ............................   100       9,275
  Goodrich (B.F.) Co. ........................................   900      38,138
  Monsanto Co. ............................................... 1,500      63,400
  PPG Industries, Inc. .......................................   500      28,500
  Rohm & Haas Co. ............................................   400      28,550
                                                                      ----------
                                                                         191,188
--------------------------------------------------------------------------------
 COMPUTERS (4.0%)
 *Ceridian Corp. .............................................   200       9,925
 *Compaq Computer Corp. ......................................   600      41,775
  International Business Machines Corp. ......................   200      25,800
 *Microsoft Corp. ............................................   300      41,175
 *Seagate Technology..........................................   200      13,350
  Shared Medical Systems Corp. ...............................   400      19,200
 *Sun Microsystems, Inc. .....................................   800      48,700
                                                                      ----------
                                                                         199,925
--------------------------------------------------------------------------------
 CONSTRUCTION (0.5%)
  Armstrong World Industries, Inc. ...........................   400      26,700
--------------------------------------------------------------------------------

IRC ENHANCED INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996 (Unaudited)
    The accompanying notes are an integral part of the financial statements.

                                                               SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
CONSUMER NON-DURABLES (2.9%)
 Avon Products, Inc. .........................................   900  $   48,825
 Clorox Co. ..................................................   400      43,650
 Heinz (H.J.) Co. ............................................ 1,500      53,250
                                                                      ----------
                                                                         145,725
--------------------------------------------------------------------------------
CONSUMER STAPLES (1.0%)
 Procter & Gamble Co. ........................................   500      49,500
--------------------------------------------------------------------------------
ELECTRONICS (3.0%)
 EG&G, Inc. .................................................. 1,200      21,150
 Hewlett-Packard Co. .........................................   800      35,300
 Intel Corp. .................................................   400      43,900
 Motorola, Inc. ..............................................   300      13,800
 Texas Instruments, Inc. .....................................   700      33,687
                                                                      ----------
                                                                         147,837
--------------------------------------------------------------------------------
ENERGY (8.0%)
 Chevron Corp. ...............................................   400      26,300
 Enron Corp. .................................................   700      32,550
 Exxon Corp. .................................................   800      70,900
 Halliburton Co. .............................................   800      45,300
 Mobil Corp. .................................................   700      81,725
 Royal Dutch Petroleum Co.--New York Shares...................   500      82,687
 Texaco, Inc. ................................................   600      60,975
                                                                      ----------
                                                                         400,437
--------------------------------------------------------------------------------
FINANCIAL SERVICES (4.2%)
 Ahmanson (H.F.) & Co. .......................................   800      25,100
 Federal National Mortgage Association........................ 2,100      82,163
 Merrill Lynch & Co., Inc. ...................................   700      49,175
 Morgan Stanley Group, Inc. ..................................   200      10,050
 Travelers Corp. .............................................   300      16,275
 Wells Fargo & Co. ...........................................   100      26,712
                                                                      ----------
                                                                         209,475
--------------------------------------------------------------------------------

IRC ENHANCED INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996 (Unaudited)
    The accompanying notes are an integral part of the financial statements.

                                                               SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
HEALTH CARE (0.9%)
 Becton, Dickinson & Co. ..................................... 1,000  $   43,500
--------------------------------------------------------------------------------
INSURANCE (3.8%)
 Allstate Corp. .............................................. 1,200      67,350
 American International Group, Inc. ..........................   100      10,863
 Chubb Corp. .................................................   600      30,000
 Jefferson-Pilot Corp. .......................................   600      34,125
 Transamerica Corp. ..........................................   600      45,525
                                                                      ----------
                                                                         187,863
--------------------------------------------------------------------------------
LODGING & RESTAURANTS (1.2%)
 Hilton Hotels Corp. ......................................... 1,500      45,563
 Luby's Cafeterias, Inc. .....................................   800      16,800
                                                                      ----------
                                                                          62,363
--------------------------------------------------------------------------------
MANUFACTURING (0.5%)
 Cooper Industries, Inc. .....................................   600      24,150
--------------------------------------------------------------------------------
METALS (1.0%)
 Aluminum Company of America..................................   500      29,313
 Asarco, Inc. ................................................   400      10,500
 Phelps Dodge Corp. ..........................................   200      12,575
                                                                      ----------
                                                                          52,388
--------------------------------------------------------------------------------
MINING (0.7%)
 Homestake Mining Co. ........................................   700       9,975
 Newmont Mining Corp. ........................................   500      23,125
                                                                      ----------
                                                                          33,100
--------------------------------------------------------------------------------
OFFICE EQUIPMENT (2.0%)
 Harris Corp. ................................................   600      37,575
 Pitney Bowes, Inc. ..........................................   800      44,700
 Xerox Corp. .................................................   400      18,550
                                                                      ----------
                                                                         100,825
--------------------------------------------------------------------------------

IRC ENHANCED INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996 (Unaudited)
    The accompanying notes are an integral part of the financial statements.

                                                               SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
OIL & GAS (1.4%)
 Amoco Corp. .................................................   300  $   22,725
 Phillips Petroleum Co. ......................................   400      16,400
 Schlumberger Ltd. ...........................................   300      29,737
                                                                      ----------
                                                                          68,862
--------------------------------------------------------------------------------
PAPER & PACKAGING (2.2%)
 Avery Dennison Corp. ........................................   500      32,937
 Kimberly-Clark Corp. ........................................   700      65,275
 Weyerhaeuser Co. ............................................   300      13,763
                                                                      ----------
                                                                         111,975
--------------------------------------------------------------------------------
PHARMACEUTICALS (8.9%)
 Abbott Laboratories..........................................   500      25,313
 American Home Products Corp..................................   400      24,500
 Bristol-Myers Squibb Co......................................   600      63,450
 Johnson & Johnson............................................ 1,400      68,950
 Lilly (Eli) & Co.............................................   500      35,250
 Merck & Co., Inc.............................................   600      44,475
 Pfizer, Inc..................................................   300      24,825
 Pharmacia & Upjohn, Inc...................................... 1,400      50,400
 Schering-Plough Corp......................................... 1,000      64,000
 Warner Lambert Co............................................   700      44,538
                                                                      ----------
                                                                         445,701
--------------------------------------------------------------------------------
RETAIL (4.4%)
 Gap, Inc..................................................... 1,500      43,500
 Giant Food, Inc., Class A....................................   700      23,625
 Harcourt General, Inc........................................   400      19,900
 Hasbro, Inc..................................................   500      19,437
 Longs Drug Stores, Inc.......................................   600      26,925
 Sears, Roebuck & Co..........................................   800      38,700
 TJX Companies, Inc...........................................   800      32,000
 Wal-Mart Stores, Inc.........................................   600      15,975
                                                                      ----------
                                                                         220,062
--------------------------------------------------------------------------------

IRC ENHANCED INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996 (Unaudited)
    The accompanying notes are an integral part of the financial statements.

                                                               SHARES   VALUE+
--------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
 SERVICES (1.3%)
  Comerica, Inc...............................................   500  $   26,562
  Service Corp. International................................. 1,400      39,900
                                                                      ----------
                                                                          66,462
--------------------------------------------------------------------------------
 TELECOMMUNICATIONS (6.5%)
  AT&T Corp................................................... 1,200      41,850
  Bell Atlantic Corp..........................................   800      48,200
  Bellsouth Corp.............................................. 1,900      77,425
 *Cabletron Systems, Inc......................................   100       6,237
  Lucent Technologies, Inc....................................   388      18,236
  Pacific Telesis Group.......................................   800      27,200
  Sprint Corp................................................. 1,400      54,950
  U.S. West Communications Group.............................. 1,700      51,637
                                                                      ----------
                                                                         325,735
--------------------------------------------------------------------------------
 TRANSPORTATION (1.4%)
  Burlington Northern Santa Fe................................   400      32,950
  Norfolk Southern Corp.......................................   400      35,650
                                                                      ----------
                                                                          68,600
--------------------------------------------------------------------------------

IRC ENHANCED INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996 (Unaudited)

                                                              SHARES   VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
UTILITIES (4.3%)
 American Electric Power Co..................................   600  $   24,900
 Central & South West Corp...................................   400      10,600
 Entergy Corp................................................ 1,600      44,800
 FPL Group, Inc..............................................   300      13,800
 GTE Corp.................................................... 1,600      67,400
 Pacificorp..................................................   700      14,787
 People's Energy Corp........................................ 1,100      38,775
                                                                     ----------
                                                                        215,062
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (93.1%) (COST $4,178,592)(a)...............         4,655,442
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET) (6.9%)....................           343,872
-------------------------------------------------------------------------------
NET ASSETS (100%)............................................        $4,999,314
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 +  See Note A to Financial Statements.
 *  Non-Income Producing Security.
(a) The cost for federal income tax and book purposes was $4,178,592. At Octo-ber 31, 1996, net unrealized appreciation for all securities based on tax cost was $476,850. This consisted of aggregate gross unrealized apprecia-tion for all securities of $546,619 and aggregate gross unrealized depre-ciation for all securities of $69,769.

IRC ENHANCED INDEX PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996 (Unaudited)

-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost.............................................. $4,178,592
                                                                    ==========
 Investments, at Value............................................. $4,655,442
 Cash..............................................................    338,075
 Receivable for Portfolio Shares Sold..............................     11,465
 Dividends Receivable..............................................      8,214
 Other Assets......................................................        154
-------------------------------------------------------------------------------
  Total Assets.....................................................  5,013,350
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investment Advisory Fees--Note B......................      2,687
 Payable for Administrative Fees--Note C...........................      4,199
 Payable for Trustees' Fees--Note F................................        592
 Other Liabilities.................................................      6,558
-------------------------------------------------------------------------------
  Total Liabilities................................................     14,036
-------------------------------------------------------------------------------
NET ASSETS......................................................... $4,999,314
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital...................................................  4,440,152
 Distributions in Excess of Net Investment Income..................       (925)
 Accumulated Net Realized Gain.....................................     83,237
 Unrealized Appreciation...........................................    476,850
-------------------------------------------------------------------------------
NET ASSETS......................................................... $4,999,314
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding (Unlimited authorization, no par
   value) .........................................................    448,018
 Net Asset Value, Offering and Redemption Price Per Share.......... $    11.16
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

IRC ENHANCED INDEX PORTFOLIO
STATEMENT OF OPERATIONS

                                                                     SIX MONTHS
                                                                        ENDED
                                                                     OCTOBER 31,
                                                                        1996
                                                                     (UNAUDITED)
--------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends.................................................           $ 57,018
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fees............................................... $14,561
  Less: Fees Waived........................................  (3,064)    11,497
                                                            -------
 Administrative Fees--Note C...............................             22,518
 Audit Fees................................................              5,428
 Printing Fees.............................................              4,731
 Registration Fees.........................................              3,425
 Custodian Fees--Note D....................................              2,144
 Trustees' Fees--Note F....................................              1,242
 Other Expenses............................................              1,214
--------------------------------------------------------------------------------
  Total Expenses...........................................             52,199
 Expense Offset--Note A....................................               (239)
--------------------------------------------------------------------------------
  Net Expenses.............................................             51,960
--------------------------------------------------------------------------------
NET INVESTMENT INCOME......................................              5,058
--------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS...........................             69,071
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON IN-
  VESTMENTS................................................            317,294
--------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS....................................            386,365
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......           $391,423
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

IRC ENHANCED INDEX PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         SIX MONTHS
                                                            ENDED     JANUARY 23,
                                                         OCTOBER 31,   1996* TO
                                                            1996       APRIL 30,
                                                         (UNAUDITED)     1996
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.................................  $     5,058  $     8,478
 Net Realized Gain.....................................       69,071       14,166
 Net Change in Unrealized Appreciation/Depreciation....      317,294      159,556
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting
    from Operations....................................      391,423      182,200
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.................................       (6,339)      (8,122)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.......................................    2,277,629    6,001,748
   --In Lieu of Cash Distributions.....................        6,339        8,122
 Redeemed..............................................   (1,602,477)  (2,251,209)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.........      681,491    3,758,661
----------------------------------------------------------------------------------
 Total Increase........................................    1,066,575    3,932,739
Net Assets:
 Beginning of Period...................................    3,932,739          --
----------------------------------------------------------------------------------
 End of Period (including distributions in excess of
   net investment income and undistributed net
   investment income of $(925) and $356, respectively..  $ 4,999,314   $3,932,739
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued........................................      219,105      597,185
  In Lieu of Cash Distributions........................          596          779
  Redeemed.............................................     (153,460)    (216,187)
----------------------------------------------------------------------------------
                                                              66,241      381,777
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

* Commencement of Operations

    The accompanying notes are an integral part of the financial statements.

IRC ENHANCED INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                      SIX MONTHS
                                                         ENDED     JANUARY 23,
                                                      OCTOBER 31    1996* TO
                                                         1996       APRIL 30
                                                      (UNAUDITED)     1996
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.................   $ 10.30      $ 10.00
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income...............................      0.02         0.02
 Net Realized and Unrealized Gain on Investments.....      0.86         0.30
-------------------------------------------------------------------------------
  Total from Investment Operations...................      0.88         0.32
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income...............................     (0.02)       (0.02)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.......................   $ 11.16      $ 10.30
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN+........................................      8.55%        3.20%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
 Net Assets, End of Period (Thousands)...............   $ 4,999      $ 3,933
 Ratio of Expenses to Average Net Assets.............      2.51%**      2.52%**
 Ratio of Investment Income to Average Net Assets....      0.24%**      0.67%**
 Portfolio Turnover Rate.............................        24%          31%
 Average Commission Rate.............................   $0.0257      $0.0205
-------------------------------------------------------------------------------
 Voluntary Waived Fees and Expenses Assumed by the
   Adviser Per Share.................................   $  0.01      $  0.03
 Ratio of Expenses to Average Net Assets Including
   Expense Offsets...................................      2.50%**      2.50%**
-------------------------------------------------------------------------------

 * Commencement of Operations.
** Annualized
 + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser.

   The accompanying notes are an integral part of the financial statements.

                         IRC ENHANCED INDEX PORTFOLIO

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

  UAM Funds Trust and UAM Funds, Inc. (collectively the "UAM Funds") are reg-istered under the Investment Company Act of 1940, as amended. The IRC Enhanced Index Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a diver-sified, open-end management investment company. At October 31, 1996, the UAM Funds were composed of forty active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the IRC Enhanced Index Portfolio is to provide a total return exceeding that of the S&P 500 Index.

  A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

    1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valua-tion is made or, if no sale occurred on such day, at the bid price on such day. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted se-curities are valued at the current bid price. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Trustees.

    2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provi-sion for Federal income taxes is required in the financial statements.

    3. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

                         IRC ENHANCED INDEX PORTFOLIO

    Permanent book and tax basis differences relating to shareholder distri-butions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital

    4. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Most expenses of the UAM Funds can be directly attributed to a par-ticular portfolio. Expenses which cannot be directly attributed are appor-tioned among the portfolios of the UAM Funds based on their relative net assets. Additionally, certain expenses are apportioned among the portfo-lios of the UAM Funds and AEW Commercial Mortgage Securities Fund, Inc. ("AEW"), an affiliated closed-end management investment company, based on their relative net assets. Custodian fees for the Portfolio have been in-creased to include expense offsets for custodian balance credits.

  B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Investment Research Company (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.70% of average daily net assets. The Adviser has voluntarily agreed to waive a por-tion of its advisory fees and to assume expenses, if necessary, to comply with the most stringent expense limits prescribed by any state in which the Portfo-lio's shares are offered for sale. The most stringent current state restric-tions limit the Portfolio's allowable operating expenses in a fiscal year to 2.50% of the first $30 million of average daily net assets, 2.00% of the next $70 million of average net assets and 1.50% of average daily net assets in ex-cess of $100 million.

  C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund ac-counting, dividend disbursing and transfer agent services to the UAM Funds and AEW under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined ag-gregate net assets; plus 0.07% of the next $2 billion of the combined aggre-gate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and are subject to a graduated minimum fee schedule

                         IRC ENHANCED INDEX PORTFOLIO
per portfolio which rises from $2,000 per month, upon inception of a portfo-lio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.04% of average daily net assets of the Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund account-ing, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the period ended October 31, 1996, $21,700 was paid to CGFSC for their services.

  D. CUSTODIAN: Effective July 17, 1996, The Chase Manhattan Bank (the "Bank"), an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement. For the period July 17, 1996 to October 31, 1996, the amount charged to the Portfolio by the Bank aggregated $2,021, all of which is unpaid at October 31, 1996.

  E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

  F. TRUSTEES' FEES: Each Trustee, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds and AEW, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and AEW, and reimbursement of ex-penses incurred in attending Trustee meetings.

  G. PURCHASES AND SALES: For the period ended October 31, 1996, the Portfolio made purchases of $1,292,996 and sales of $985,407 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

  H. OTHER: At October 31, 1996, 78.6% of total shares outstanding were held by 3 record shareholders owning more than 10% of the aggregate total shares outstanding.
-------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION: (UNAUDITED)

  For the tax year ended October 31, 1996, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate sharehold-ers is 94.23% for the IRC Enhanced Index Portfolio.

                                    PART B

                                   UAM FUNDS

-------------------------------------------------------------------------------

                    JACOBS INTERNATIONAL OCTAGON PORTFOLIO

                          INSTITUTIONAL CLASS SHARES

-------------------------------------------------------------------------------

            STATEMENT OF ADDITIONAL INFORMATION -- JANUARY 3, 1997

  This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds Trust (the "UAM Funds" or the "Fund") for the Jacobs International Octagon Portfolio Institutional Class Shares dated Janu-ary 3, 1997. To obtain the Prospectus, please call the UAM Funds Service Cen-ter:

                                1-800-638-7983

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Objective and Policies..........................................   2
Purchase of Shares.........................................................   6
Redemption of Shares.......................................................   6
Shareholder Services.......................................................   7
Investment Limitations.....................................................   8
Management of the Fund.....................................................  10
Investment Adviser.........................................................  12
Portfolio Transactions.....................................................  12
Performance Calculations...................................................  13
General Information........................................................  16

                       INVESTMENT OBJECTIVE AND POLICIES

  The following policies supplement the investment objective and policies of the Jacobs International Octagon Portfolio (the "Portfolio") as set forth in the Portfolio's Prospectus:

LENDING OF SECURITIES
  The Portfolio may lend its investment securities to qualified brokers, deal-ers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not incon-sistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the bor-rower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities is-sued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio re-ceives reasonable interest on the loan (which may include the Portfolio in-vesting any cash collateral in interest bearing short-term investments). As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repur-chase agreements as in the Prospectus.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
  The U.S. dollar value of the assets of the Portfolio may be affected favor-ably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolio may incur costs in connection with con-versions between various currencies. The Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward for-eign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market con-ducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

  The Portfolio may enter into forward currency exchange contracts in several circumstances. When the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest pay-ment, as the case may be. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the rela-tionship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

  Additionally, when the Portfolio anticipates that the currency of a particu-lar foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities in-volved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. From time to time, the Port-folio may enter into forward contracts to protect the value of portfolio secu-rities and enhance Portfolio performance. The Portfolio will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio securities or other assets denominated in that currency.

  Under normal circumstances, consideration of the prospect for currency pari-ties will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward con-tracts when it determines that the best interests of the performance of the Portfolio will thereby be served. Except when the Portfolio enters into a for-ward contract for the purchase or sale of a security denominated in a foreign currency, which requires no segregation, a forward contract which obligates the Portfolio to buy or sell currency will generally require the Fund's Custo-dian to hold an amount of that currency or liquid securities denominated in that currency equal to the Portfolio's obligations, or to segregate liquid as-sets equal to the amount of the Portfolio's obligation. If the value of the segregated assets declines, additional liquid assets will be segregated on a daily basis so that the value of the segregated assets will be equal to the amount of the Portfolio's commitments with respect to such contracts.

  If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Portfolio entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to pur-chase. Should forward prices increase, the Portfolio would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

  The Portfolio's dealings in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Portfolio is not required to enter into such transactions with regard to their foreign cur-rency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the se-curities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to mini-mize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

RISKS OF FORWARD CONTRACTS
  Forward contracts are not traded on contract markets regulated by the CFTC or by the Commission. To the contrary, such instruments are traded through fi-nancial institutions acting as market-makers. Moreover, a trader of forward contracts could lose amounts substantially in excess of their initial invest-ments, due to the margin and collateral requirements associated with such po-sitions.

  In addition, forward contracts may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such posi-tions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and set-tlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

FEDERAL TAX TREATMENT OF FORWARD CURRENCY CONTRACTS
  The Portfolio is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on forward currency contracts as of the end of each taxable year as well as those actu-ally realized during the year. Realized gain or loss attributable to a foreign currency forward contract is treated as 100% ordinary income.

  In order for the Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of the Portfolio's gross income for a taxable year must be derived from certain qualifying income, i.e., divi-dends, interest, income derived from loans of securities and gains from the sale or other disposition of stock, securities or foreign currencies, or other related income, including gains from forward contracts, derived with respect to its business investing in stock, securities or currencies. Qualification as a regulated investment company also requires that less than 30% of the Portfo-lio's gross income be derived from the sale or other disposition of stock, se-curities, or forward contracts (including certain foreign currencies not di-rectly related to the Fund's business of investing in stock or securities) held less than three months.

  The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolio's taxable year). Shareholders will be advised of the nature of the payment.

DEPOSITARY RECEIPTS
  ADRs are depositary receipts typically used by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corpora-tion. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evi-dence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depos-itary receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regula-tory requirements with respect to sponsored and unsponsored programs are gen-erally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of se-curities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts. De-positary receipts also involve the risks of other investments in foreign secu-rities, as discussed in the Prospectus. For purposes of the Portfolio's in-vestment policies, the Portfolio's investments in depositary receipts will be deemed to be investments in the underlying securities.

                              PURCHASE OF SHARES

  Shares of the Portfolio may be purchased without sales commission at the net asset value per share next determined after an order is received in proper form by the Fund, and payment is received by the Fund's custodian. The minimum initial investment required for the Portfolio is $2,500 with certain excep-tions as may be determined from time to time by the officers of the Fund. The initial investment minimum for IRA accounts is $500. The initial investment minimum for spousal IRA accounts is $250. The minimum for any subsequent in-vestment is $100. An order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange (the "Exchange") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Presidents' Day, February 17, 1997; Good Friday, March 28, 1997; Memorial Day, May 26, 1997; Independence Day, July 4, 1997, Thanksgiving Day, November 27, 1997; Christmas Day, Decem-ber 25, 1997; and New Year's Day, January 1, 1998.

  The Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interests of the Fund, and (3) to re-duce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Portfolio's shares.

                             REDEMPTION OF SHARES

  The Portfolio may suspend redemption privileges or postpone the date of pay-ment (1) during any period that both the Exchange and custodian bank are closed or trading on the Exchange is restricted as determined by the Commis-sion, (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to fairly determine the value of its assets, and (3) for such other periods as the Commission may per-mit. The Fund has made an election with the Commission to pay in cash all re-demptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash as the Board of Trustees may deem advisable; however, payment will be made wholly in cash un-less the Board of Trustees believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "VALUATION OF SHARES," and a redeeming shareholder would normally incur brokerage expenses if those securi-ties were converted to cash.

  No charge is made by the Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

SIGNATURE GUARANTEES
  To protect your account, the Fund and Chase Global Funds Services Company (the "Sub-Administrator") from fraud, signature guarantees are required for certain redemptions. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) or the registered address or (2) share transfer requests. The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption.

  Signatures must be guaranteed by an "eligible guarantor institution" as de-fined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, na-tional securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of "eligible guaran-tor institution" is available from the Sub-Administrator. Broker-dealers guar-anteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signa-ture guarantees. Signature guarantees will be accepted from any eligible guar-antor institution which participates in a signature guarantee program.

  The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                             SHAREHOLDER SERVICES

  The following supplements the shareholder services information set forth in the Portfolio's Prospectus:

EXCHANGE PRIVILEGE
  Institutional Class Shares of the Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds, Inc. (See the list of Portfolios of the UAM Funds--Institutional Class Shares at the end of the Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are qualified for sale in the shareholder's state of residence.

  Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objective of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed are held by the Fund for the account of the shareholder and the regis-tration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. (Eastern Time) will be processed as of the close of busi-ness on the same day. Requests received after 4:00 p.m. will be processed on the next business day. Neither the Fund nor the Sub-Administrator will be re-sponsible for the authenticity of the exchange instructions received by tele-phone. Exchanges may also be subject to limitations as to amounts or frequen-cy, and to other restrictions established by the Board of Trustees to assure that such exchanges do not disadvantage the Fund and its shareholders.

  For Federal income tax purposes an exchange between Funds is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, there-fore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES
  Shareholders may transfer shares of the Portfolio to another person by mak-ing a written request to the Fund. The request should clearly identify the ac-count and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Redemp-tion of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                            INVESTMENT LIMITATIONS

  The following limitations supplement those set forth in the Prospectus. Whenever an investment limitation sets forth a percentage limitation on in-vestment or utilization of assets, such limitation shall be determined immedi-ately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment limitations. Investment limitations
(1), (2), (3), (4) and (10) are classified as fundamental. The Portfolio's fundamental investment limitations cannot be changed without approval by a "majority of the outstanding shares" (as defined in the 1940 Act) of the Port-folio. The Portfolio will not:

   (1) invest in physical commodities or contracts on physical commodities;

   (2) purchase or sell real estate or real estate limited partnerships, al-though it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

   (3) make loans except (i) by purchasing debt securities in accordance with its investment objectives and (ii) by lending its portfolio se-curities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereun-der;

   (4) underwrite the securities of other issuers;

   (5) invest in futures and/or options on futures;

   (6) purchase on margin or sell short;

   (7) invest more than an aggregate of 15% of the net assets of the Portfo-lio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets;

   (8) invest for the purpose of exercising control over management of any company; and

   (9) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from (i) making any permitted borrowings, mortgages or pledges, or (ii) enter-ing into repurchase transactions.

                            MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

  The Officers of the Fund manage its day-to-day operations and are responsi-ble to the Fund's Board of Trustees. The Trustees set broad policies for the Fund and elect its Officers. The following is a list of the Trustees and Offi-cers of the Fund and a brief statement of their present positions and princi-pal occupations during the past five years:

 JOHN T. BENNETT, Jr.     Trustee of the Fund; President of Squam Investment
 College Road -- RFD 3    Management Company, Inc. and Great Island Investment
 Meredith, NH 03253       Company, Inc.; President of Bennett Management Com-
 Age 67                   pany from 1988 to 1993.

 PHILIP D. ENGLISH        Trustee of the Fund; President and Chief Executive
 16 West Madison Street   Officer of Broventure Company, Inc.; Chairman of the
 Baltimore, MD 21201      Board of Chektec Corporation and Cyber Scientific,
 Age 48                   Inc.

 WILLIAM A. HUMENUK       Trustee of the Fund; Partner in the Philadelphia of-
 4000 Bell Atlantic Tower fice of the law firm Dechert Price & Rhoads; Direc-
 1717 Arch Street         tor, Hofler Corp.
 Philadelphia, PA 19103
 Age 54

 NORTON H. REAMER*        Trustee, President and Chairman of the Fund;
 One International Place  President, Chief Executive Officer and a Director of
 Boston, MA 02110         United Asset Management Corporation; Director,
 Age 60                   Partner or Trustee of each of the Investment Compa-
                          nies of the Eaton Vance Group of Mutual Funds.

 PETER M. WHITMAN, JR.*   Trustee of the Fund; President and Chief Investment
 One Financial Center     Officer of Dewey Square Investors Corporation ("DSI")
 Boston, MA 02110         since 1988; Director and Chief Executive Officer of
 Age 53                   H.T. Investors, Inc., formerly a subsidiary of DSI.

 WILLIAM H. PARK*         Vice President of the Fund; Executive Vice President
 One International Place  and Chief Financial Officer of United Asset Manage-
 Boston, 02110            ment Corporation.
 Age 49

 GARY L. FRENCH*          Treasurer of the Fund; President of UAM Fund Servic-
 211 Congress Street      es, Inc. and UAM Fund Distributors, Inc.; formerly
 Boston, MA 02110         Vice President of Operations, Development and Control
 Age 45                   of Fidelity Investment in 1995; Treasurer of the Fi-
                          delity Group of Mutual Funds from 1991 to February
                          1995.

 MICHAEL E. DEFAO*   Secretary of the Fund; Vice President and General Counsel
 211 Congress Street of UAM Fund Services, Inc. and UAM Fund Distributors,
 Boston, MA 02110    Inc.; Associate Attorney of Ropes and Gray (a law firm)
 Age 28              from 1993 to February 1995.

 ROBERT R. FLAHERTY* Assistant Treasurer of the Fund; Vice President of UAM
 211 Congress Street Fund Services, Inc.; formerly Manager of Fund Administra-
 Boston, MA 02110    tion and Compliance of the Chase Global Fund Services come
 Age 32              from Deloitte & Touche LLP from 1985 to 1995, Senior Man-
                     ager.

 KARL O. HARTMANN*   Assistant Secretary of the Fund; Senior Vice President and
 73 Tremont Street   General Counsel of Chase Global Funds Services Company;
 Boston, MA 02108    Senior Vice President, Secretary and General Counsel of
 Age 41              Leland, O'Brien, Rubinstein Associates, Inc. from November
                     1990 to November 1991.

-----------
* This person is deemed to be an "interested person" of the Fund as that term is defined in the 1940 Act.

REMUNERATION OF TRUSTEES AND OFFICERS

  The Fund pays each Trustee, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $1,050 per quarter. In addition, each unaffiliated Trustee receives a $2,000 meeting fee which is aggregated for all the Trustees and allocated proportion-ately among the Portfolios of the Fund and UAM Funds, Inc. and reimbursement for travel and other expenses incurred while attending Board meetings. Trust-ees who are also officers or affiliated persons receive no remuneration for their service as Trustees. The Fund's officers and employees are paid by ei-ther the Adviser, United Asset Management Corporation ("UAM"), the Administra-tor or the Sub-Administrator and receive no compensation from the Fund. As of December 31, 1996, the Trustees and Officers of the Fund owned less than 1% of the Fund's outstanding shares.

  The following table shows aggregate compensation to be paid to each of the Fund's unaffiliated Trustees by the Fund and total compensation paid by the Fund, UAM Funds, Inc. and AEW Commercial Mortgage Securities Fund, Inc. (col-lectively the "Fund Complex") in the fiscal year ended April 30, 1996.

          (1)                  (2)               (3)               (4)                (5)
                                             PENSION OR                       TOTAL COMPENSATION
                            AGGREGATE    RETIREMENT BENEFITS ESTIMATED ANNUAL FROM REGISTRANT AND
    NAME OF PERSON,       COMPENSATION   ACCRUED AS PART OF   BENEFITS UPON      FUND COMPLEX
        POSITION         FROM REGISTRANT    FUND EXPENSES       RETIREMENT     PAID TO TRUSTEES
    ---------------      --------------- ------------------- ---------------- -------------------
John T. Bennett, Jr. ...     $3,396                0                 0              $29,600
 Trustee
J. Edward Day...........     $3,396                0                 0              $29,600
 Former Trustee
Philip D. English.......     $3,396                0                 0              $29,600
 Trustee
William A. Humenuk......     $3,396                0                 0              $29,600
 Trustee

                              INVESTMENT ADVISER

CONTROL OF ADVISER
  Jacobs Asset Management (the "Adviser") is a Florida limited partnership or-ganized in July 1995. UAM is a limited partner of the Adviser and owns a con-trolling interest in the Adviser. UAM is a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms en-gaged primarily in institutional investment management. Since its first acqui-sition in August 1983, UAM has acquired or organized approximately 45 wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permit-ting UAM Affiliated Firms to retain control over their investment advisory de-cisions is necessary to allow them to continue to provide investment manage-ment services that are intended to meet the particular needs of their respec-tive clients.

  Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to op-erate under their own firm name, with their own leadership and individual in-vestment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to sepa-rate series or Portfolios of UAM Funds, Inc. a registered investment company.

ADVISORY FEES
  As compensation for services rendered by the Adviser under the Investment Advisory Agreement, the Portfolio pays the Adviser an annual fee in monthly installments, calculated by applying the following annual percentage rates to the Portfolio's average daily net assets for the month:

   Jacobs International Octagon Portfolio................................. 1.00%

                            PORTFOLIO TRANSACTIONS

  The Investment Advisory Agreement authorizes the Adviser to select the bro-kers or dealers that will execute the purchases and sales of investment secu-rities for the Portfolio and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolio. The Adviser may, however, consistent with the interests of the Portfolio, se-lect brokers on the basis of the research, statistical and pricing services they provide to the Portfolio. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Investment Advisory Agreement. A commis-sion paid to such brokers may be higher than that which another qualified bro-ker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Ex-change Act of 1934, as amended, and that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolio and the Adviser's other clients.

  It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser. During the fiscal years ended April 30, 1995 and April 30, 1996, the entire Fund paid brokerage commissions of approximately $15,000 and $39,000, respectively.

  Some securities considered for investment by the Portfolio may also be ap-propriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of the Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allo-cations, are subject to periodic review by the Fund's Board of Trustees.

                           PERFORMANCE CALCULATIONS

PERFORMANCE
  The Portfolio may from time to time quote various performance figures to il-lustrate past performance. Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standard-ized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain stan-dardized performance information computed as required by the Commission. Aver-age annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of the method used to compute or express performance follows.

YIELD
  Current yield reflects the income per share earned by a Portfolio's invest-ment. The current yield of a Portfolio is determined by dividing the net in-vestment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the re-sult. Expenses accrued for the period include any fees charged to all share-holders during the base period. Since Service Class Shares of a Portfolio bear additional service and distribution expenses, the yield of the Service Class Shares of a Portfolio will generally be lower than that of the Institutional Class Shares of the same Portfolio.

  A yield figure is obtained using the following formula:

  Yield = 2[(a - b + 1)/6/ - 1]
                cd

where:

     a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive income distributions d = the maximum offering price per share on the last day of the period.


TOTAL RETURN

  The average annual total return of the Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending re-deemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely re-deemed at the end of each 1, 5 and 10 year period and the deduction of all ap-plicable Fund expenses on an annual basis.

  These figures are calculated according to the following formula:

    P(1 + T)n = ERV

where:

     P = a hypothetical initial payment of $1,000
     T = average annual total return
     n = number of years
   ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

COMPARISONS

  To help investors better evaluate how an investment in the Portfolio might satisfy their investment objective, advertisements regarding the Fund may dis-cuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. The following publications, indices and averages may be used:

  (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 trans-portation stocks. Comparisons of performance assume reinvestment of dividends.

  (b) Standard & Poor's 500 Stock Index or its component indices -- an un-managed index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of per-formance assume reinvestment of dividends.

  (c) The New York Stock Exchange composite or component indices -- unman-aged indices of all industrial utilities, transportation and finance stocks listed on the New York Stock Exchange.

  (d) Wilshire 5000 Equity index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume rein-vestment of dividends.

  (e) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measure total return and average current yields for the mutual fund industry. Rank individual mutual fund per-formance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

  (f) Morgan Stanley Capital International EAFE Index and World Index -- re-spectively, arithmetic, market value-weighted averages of the perfor-mance of over 900 securities listed on the stock exchanges of coun-tries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

  (g) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

  (h) Value Line -- composed of over 1,600 stocks in the Value Line Invest-ment Survey.

  (i) Russell 2000 -- composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. public-ly-traded companies.

  (j) The Salomon-Russell Broad Market Index (BMI) -- measures the perfor-mance of approximately 4,500 institutionally investable equity securi-ties in 23 worldwide local markets whose combined total available mar-ket capitalization exceeds $106 million. The BMI is split into two ma-jor components. The Primary Market Index defines the large stock uni-verse, representing the top 80% of the available capital of the BMI in each country. The Extended Market Index represents the remaining 20% of the available capital that defines the small stock universe.

  (k) International Finance Corporation Indices (IFC) -- measure the perfor-mance of 800 stocks in over 20 emerging equity markets.

  (l) Morgan Stanley Capital International Emerging Market Indices -- represent the local industry composition in emerging market countries. The indices aim to cover 60% of the available total market capitaliza-tion of each local market and currently include returns on 13 emerging equity markets.

  (m) The Morgan Stanley Capital International Europe 13 Index -- an unman-aged index composed of the securities listed on the stock exchanges of the following countries: Austriala, Belgium, Denmark, Finland, France, Germany, Italy, the Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom.

  (n) CDA Mutual Fund Report published by CDA Investment Technologies,
      Inc. -- analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

  (o) Mutual Fund Source Book published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

  (p) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Invest-ment Companies Service -- publications that rate fund performance over specified time periods.

  (q) Consumer Price Index (or Cost of Living Index) published by the U.S. Bureau of Labor Statistics -- a statistical measure of change over time in the price of goods and services in major expenditure groups.

  (r) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associ-ates --historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

  (s) Savings and Loan Historical Interest Rates -- as published by the U.S. Savings & Loan League Fact Book.

  (t) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan companies; Salomon Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and Bloomberg L.P.

  In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and aver-ages is not identical to the composition of investments in the Portfolio, that the averages are generally unmanaged, and that the items included in the cal-culations of such averages may not be identical to the formula used by the Portfolio to calculate its performance. In addition, there can be no assurance that the Portfolio will continue this performance as compared to such other averages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized under the name "The Regis Fund II" as a Delaware business trust on May 18, 1994. On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust." The Fund's principal executive office is located at One International Place, 44th Floor, Boston, MA 02110; however all investor correspondence should be directed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlim-ited number of shares of beneficial interest, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without further action by shareholders.

  On each matter submitted to a vote of the shareholders, each holder of a share shall be entitled to one vote for each whole share and a fractional vote for each fractional share standing in his or her name on the books of the Fund.

  In the event of liquidation of the Fund, the holders of the shares of each Portfolio or any class thereof that has been established and designated shall be entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to that Portfolio, or in the case of a class, belonging to that Portfolio and allocable to that class, over the liabilities belonging to that Portfolio or class. The assets so distributable to the holders of shares of any particular Portfolio or class thereof shall be distributed to the holders in proportion to the number of shares of that Portfolio or class thereof held by them and recorded on the books of the Fund. The liquidation of any Portfolio or class thereof may be authorized at any time by vote of a ma-jority of the Trustees then in office.

  Shareholders of both Classes of the Fund's Portfolios have no pre-emptive or other rights to subscribe to any additional shares or other securities issued by the Fund or any Portfolio, except as the Trustees in their sole discretion shall have determined by vote. Both Institutional Class and Service Class Shares represent an interest in the same assets of a Portfolio and are identi-cal in all respects except that the Service Class shares bear certain expenses related to shareholder servicing and the distribution of such shares, and have exclusive voting rights with respect to matters relating to such distribution expenditures.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  The Fund's policy is to distribute substantially all of the Portfolio's net investment income, if any, together with any net realized capital gains annu-ally in the amount and at the times that will avoid both income (including capital gains) taxes incurred and the imposition of the Federal excise tax on undistributed income and capital gains. The amounts of any income dividends or capital gains distribu-tions cannot be predicted. See discussion under "DIVIDENDS, CAPITAL GAINS DIS-TRIBUTIONS AND TAXES" in the Prospectus.

  Any dividend or distribution paid shortly after the purchase of shares of the Portfolio by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or dis-tribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.

  As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically re-ceived in additional shares of the respective Portfolio of the Fund at net as-set value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income div-idends in cash and capital gains distributions in additional shares at net as-set value) or the Cash Option (both income dividends and capital gains distri-butions in cash) has been elected. An account statement is sent to sharehold-ers whenever an income dividend or capital gains distribution is paid.

  Each Portfolio of the Fund will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by the Portfolio will be distributed to its in-vestors without need to offset (for Federal income tax purposes) such gains against any net capital losses of another Portfolio.

FEDERAL TAXES

  In order for the Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of the Portfolio's gross income for a taxable year must be derived from certain qualifying income, i.e., divi-dends, interest, income derived from loans of securities and gains from the sale or other disposition of stock, securities or foreign currencies, or other related income, including gains from forward contracts, derived with respect to its business investing in stock, securities or currencies. Qualification as a regulated investment company also requires that less than 30% of the Portfo-lio's gross income be derived from the sale or other disposition of stock, se-curities, or forward contracts (including certain foreign currencies not di-rectly related to the Fund's business of investing in stock or securities) held less than three months.

  The Portfolio is required for Federal income tax purposes to recognize as income for the taxable year its net unrealized gains and losses on forward currency contracts as of the end of the taxable year as well as those actually realized during the year. Recognized gain or loss attributable to a foreign currency forward contract is treated as 100% ordinary income.

  The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes. Shareholders will be advised on the character of the payment.

CODE OF ETHICS
  The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain dis-closure and reporting obligations.

                                    PART B

                                   UAM FUNDS

-------------------------------------------------------------------------------

                      MJI INTERNATIONAL EQUITY PORTFOLIO

                          INSTITUTIONAL CLASS SHARES

                      INSTITUTIONAL SERVICE CLASS SHARES

-------------------------------------------------------------------------------

            STATEMENT OF ADDITIONAL INFORMATION -- JANUARY 3, 1997

  This Statement is not a Prospectus but should be read in conjunction with the Prospectuses of the UAM Funds Trust (the "UAM Funds" or the "Fund") for the MJI International Equity Portfolio dated January 3, 1997 relating to the Institutional Class Shares, and the Prospectus dated January 3, 1997 relating to the Institutional Service Class Shares (the "Service Class Shares"). To ob-tain a Prospectus, please call UAM Funds Service Center:

                                1-800-638-7983

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Objectives and Policies.........................................   2
Purchase of Shares.........................................................  12
Redemption of Shares.......................................................  13
Shareholder Services.......................................................  14
Investment Limitations.....................................................  16
Management of the Fund.....................................................  17
Investment Adviser.........................................................  20
Service and Distribution Plans.............................................  21
Portfolio Transactions.....................................................  24
Administrative Services....................................................  25
Performance Calculations...................................................  25
General Information........................................................  29
Federal Taxes..............................................................  31
Appendix -- Description of Securities and Ratings.......................... A-1
Financial Statements.......................................................  32

                      INVESTMENT OBJECTIVES AND POLICIES

  The following policies supplement the investment objective and policies of the MJI International Equity Portfolio (the "Portfolio") as set forth in the Prospectuses for the Institutional Class Shares and Service Class Shares of the Portfolio:

LENDING OF SECURITIES
  The Portfolio may lend its investment securities to qualified brokers, deal-ers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not incon-sistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the bor-rower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities is-sued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio re-ceives reasonable interest on the loan (which may include the Portfolio in-vesting any cash collateral in interest bearing short-term investments). As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repur-chase agreements as discussed in the Prospectus.

HEDGING STRATEGIES
  The Portfolio may engage in various portfolio strategies to hedge against adverse movements in the equity, debt and currency markets. The Portfolio may buy or sell futures contracts, write (i.e., sell) covered call options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options and stock index futures, and related options on such futures. The Portfolio may also enter into forward foreign currency exchange contracts to hedge against its foreign currency movements. These portfolio strategies are commonly referred to as derivative investments. Each of these portfolio strategies is described below. Although certain risks are involved in options and futures transactions, the Adviser believes that, because the Portfolio will engage in options and futures transactions only for hedging purposes, the options and futures portfolio strategies of the Portfo-lio will not subject it to the risks frequently associated with the specula-tive use of options and futures transactions. While the Portfolio's use of hedging strategies is intended to reduce the volatility of the net asset value of the Portfolio shares, the Portfolio's net asset value will fluctuate. There can be no assurance that the Portfolio's hedging transactions will be effec-tive. Also, the Port-folio may not necessarily be engaging in hedging activities when movements in any particular equity, debt or currency market occur.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
  The U.S. dollar value of the assets of the Portfolio may be affected favor-ably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolio may incur costs in connection with con-versions between various currencies. The Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward for-eign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market and are conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit re-quirement, and no commissions are charged at any stage for such trades.

  The Portfolio may enter into forward foreign currency exchange contracts in several circumstances. When the Portfolio enters into a contract for the pur-chase or sale of a security denominated in a foreign currency, or when the Portfolio anticipates the receipt in a foreign currency of dividends or inter-est payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a for-ward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Port-folio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

  Additionally, when the Portfolio anticipates that the currency of a particu-lar foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars to sell the amount of foreign currency approximating the value of some or all of the Port-folio's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved gen-erally will not be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The Portfolio does not intend to enter into such forward contracts to protect the value of portfolio securities on a regular or continuous basis. The Portfolio will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securi-ties or other assets denominated in that currency.

  Under normal circumstances, consideration of the prospect for currency pari-ties will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the management of the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the perfor-mance of the Portfolio will thereby be served. The Fund's Custodian will place cash or liquid securities into a segregated account in an amount equal to the value of the Portfolio's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will be equal to the amount of the Portfolio's commitments with respect to such contracts.

  The Portfolio generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign cur-rency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

  It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

  If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Portfolio entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to pur-chase. Should forward prices increase, the Portfolio would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

  The Portfolio's dealings in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Portfolio is not required to enter into such transactions with regard to their foreign cur-rency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the se-curities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to mini-mize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

FUTURES CONTRACTS
  The Portfolio may enter into futures contracts for the purposes of hedging, remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agen-cy.

  Although futures contracts by their terms call for actual delivery or ac-ceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Clos-ing out an open futures position is done by taking an opposite position ("buy-ing" a contract which has previously been "sold" or "selling" a contract pre-viously "purchased") in an identical contract to terminate the position. Bro-kerage commissions are incurred when a futures contract is bought or sold.

  Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure comple-tion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Bro-kers may establish deposit requirements which are higher than the exchange minimums. Generally, margin deposits are structured as percentages (e.g., 5%) of the market value of the contracts being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the re-quired margin, resulting in a repayment of excess margin to the contract hold-er. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Portfolio expects to earn interest income on its margin deposits.

  Traders in futures contracts may be broadly classified as either "hedgers" or "speculators". Hedgers use the futures markets primarily to offset unfavor-able changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade and use futures contracts with the expectation of realizing profits from a fluctuation in in-terest rates. The Portfolio intends to use futures contracts only for hedging purposes.

  Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide straddles or that the Fund's commod-ity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of the Portfo-lio. The Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an in-crease in the price of securities it intends to purchase. As evidence of this hedging interest, the Portfolio expects that approximately 75% of its futures contracts purchases will be "completed", that is, equivalent amounts of re-lated securities will have been purchased or will be purchased by the Portfo-lio on the settlement date of the futures contracts.

  Although techniques other than the sale and purchase of futures contracts could be used to control the Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this expo-sure. While the Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS
  The Portfolio will not enter into futures contract transactions to the ex-tent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addi-tion, the Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS
  The Portfolio will minimize the risk that it will be unable to close out a futures position by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close futures positions also could have an adverse impact on the Portfolio's ability to effectively hedge.

  The risk of loss in trading futures contracts in some strategies can be sub-stantial due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and sub-stantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in excess of the amount invested in the contract. However, because the futures strategies of the Portfolio are engaged in only for hedging purposes, the Adviser does not believe that the Portfolio is subject to the risks of loss frequently as-sociated with futures transactions. The Portfolio would presumably have sus-tained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

  Utilization of futures transactions by the Portfolio does involve the risk of imperfect or no correlation where the securities underlying the futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Portfolio could lose money on futures contracts and also experience a decline in value of portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

  Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfa-vorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

OPTIONS
  The Portfolio may purchase and sell put and call options on securities and futures contracts for hedging purposes. Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addi-tion, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option com-pared to either the futures contract on which it is based or the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. For example, there are significant differences between the securities, futures and options markets that could re-sult in an imperfect correlation between these markets, causing a given trans-action not to achieve its objective. A decision as to whether, when, and how to use options involves the exercise of skill and judgment by the Adviser, and even a well-conceived transaction may be unsuccessful because of market behav-ior or unexpected events.

WRITING COVERED CALL OPTIONS
  The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on securities alone. By writing covered call options, the Portfolio gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Portfolio's ability to sell the underlying security will be limited while the option is in effect unless the Portfolio effects a closing purchase transac-tion. A closing purchase transaction cancels out the Portfolio's position as the writer of an option by means of an offsetting purchase of an identical op-tion prior to the expiration of the option it has written. Covered call op-tions serve as a partial hedge against the price of the underlying security declining. The Portfolio writes only covered options, which means that so long as the Portfolio is obligated as the writer of the option it will, in a segre-gated account with its custodian, maintain cash, U.S. government securities or high grade liquid debt or equity securities denominated in U.S. dollars with a value equal to or greater than the exercise price of the underlying securi-ties.

PURCHASING OPTIONS
  The amount of any appreciation in the value of the underlying security sub-ject to a put will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from a sale will depend on whether the amount received is more or less than the pre-mium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Portfolio's position as purchaser of an op-tion by means of an offsetting sale of an identical option prior to the expi-ration of the option it has purchased. In certain circumstances, the Portfolio may purchase call options on securities held in its investment portfolio on which it has written call options or on securities which it intends to purchase.

OPTIONS ON FOREIGN CURRENCIES
  The Portfolio may purchase and write options on foreign currencies for hedg-ing purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are de-nominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does de-cline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

  Conversely, where a rise in the dollar value of a currency in which securi-ties to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The pur-chase of such options could offset, at least partially, the effects of the ad-verse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign cur-rency options will be reduced by the amount of the premium and related trans-action costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

  The Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where the Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline oc-curs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium re-ceived.

  Similarly, instead of purchasing a call option to hedge against an antici-pated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will con-stitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the un-derlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

  The Portfolio intends to write covered call options on foreign currencies. A call option written on a foreign currency by the Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without addi-tional cash consideration (or for additional cash consideration held in a seg-regated account by the Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, U.S. government securities, high grade liquid debt or eq-uity securities in a segregated account with the Custodian.

  The Portfolio also intends to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign cur-rency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio will collateralize the option by main-taining in a segregated account with the Custodian, cash or U.S. government securities or other high grade liquid debt or equity securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES
  Options on foreign currencies and forward contracts are not traded on con-tract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Commission. To the contrary, such instruments are traded through financial institutions acting as market-makers, although for-eign currency options are also traded on certain national securities ex-changes, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to the regulation of the Commission. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading en-vironment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial invest-ments, due to the margin and collateral requirements associated with such po-sitions.

  Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corpo-ration ("OCC"), thereby reducing the risk of counterparty default. Further-more, a liquid secondary market in options traded on a national securities ex-change may be more readily available than in the over-the-counter market, po-tentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

  The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market de-scribed above, as well as the risks regarding adverse market movements, mar-gining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For exam-ple, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settle-ment of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and set-tlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

  In addition, futures contracts, options on futures contracts, forward con-tracts and options of foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in, or the prices of, foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make a trading decision, (iii) delays in the Port-folio's ability to act upon economic events occurring in foreign markets dur-ing non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

INTEREST RATE SWAP TRANSACTIONS
  The Portfolio may enter into swap contracts which are also commonly referred to as derivative investments. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specific index and agreed upon notional amount. The term "specified index" includes fixed interest rates, to-tal return on interest rate indices and fixed income indices, (as well as amounts derived from arithmetic operations on these indices). For example, the Portfolio may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index.

  The Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio's ob-ligations under a swap agreement will be accrued daily (offsetting against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or high grade debt obliga-tions, to avoid any potential leveraging of the Portfolio. Since swaps will be entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute "senior securities" under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restric-tions.

  Interest rate swaps do not involve the delivery of securities, other under-lying assets, or principal. Accordingly, the risk of loss with respect to in-terest rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to the inter-est rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

                              PURCHASE OF SHARES

  Both classes of shares of the Portfolios may be purchased without sales com-mission at the net asset value per share next determined after an order is re-ceived in proper form by the Fund, and payment is received by the Fund's cus-todian. The minimum initial investment for the Portfolio is $2,500. Certain exceptions to the minimums may be determined from time to time by the Officers of the Fund. The initial investment minimum for IRA accounts is $500. The ini-tial investment minimum for spousal IRA accounts is $250. The minimum for any subsequent investment is $100. An order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange (the "Exchange") will be exe-cuted at the price computed on the date of receipt; and an order received not in proper form or after the

4:00 p.m. close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Presidents' Day, February 17, 1997; Good Friday, March 28, 1997; Memorial Day, May 26, 1997; Independence Day, July 4, 1997; Labor Day, September 3, 1997; Thanksgiving Day, November 27, 1997; Christmas Day, December 25, 1997; and New Year's Day, January 1, 1998.

  The Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interests of the Fund, and (3) to re-duce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Portfolio's shares.

  The Adviser may compensate affiliated broker-dealer subsidiaries of United Asset Management Corporation, out of its profits, for referring investors to the Portfolio and, in certain instances, furnishing information liaison serv-ices with respect to such investors. Such compensation would be based upon the advisory fees payable (without regard to any expense limitation in effect at the time) in respect of assets attributable to the referral. If liaison serv-ices are included, the rate would be up to 25% in the first year and up to 15% each year thereafter; otherwise, the rate would be up to 30% in the first year, 20% for the second year and 10% for each remaining year up to a total of 5 years.

                             REDEMPTION OF SHARES

  The Portfolio may suspend redemption privileges or postpone the date of pay-ment (1) during any period that both the Exchange and custodian bank are closed or trading on the Exchange is restricted as determined by the Commis-sion, (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it or to fairly determine the value of its assets, and (3) for such other periods as the Commission may per-mit. The Fund has made an election with the Commission to pay in cash all re-demptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash as the Board of Trustees may deem advisable; however, payment will be made wholly in cash un-less the Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemp-tions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "HOW SHARE PRICES

ARE DETERMINED", and a redeeming shareholder would normally incur brokerage expenses if those securities were converted to cash.

  No charge is made by the Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

SIGNATURE GUARANTEES
  To protect your account, the Fund and Chase Global Funds Services Company (the "Sub-Administrator") from fraud, signature guarantees are required for certain redemptions. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) or the registered address or (2) share transfer requests. The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption.

  Signatures must be guaranteed by an "eligible guarantor institution" as de-fined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, na-tional securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institution is available from the Sub- Administrator. Broker-dealers guaran-teeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signa-ture guarantees. Signature guarantees will be accepted from any eligible guar-antor institution which participates in a signature guarantee program.

  The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                             SHAREHOLDER SERVICES

  The following supplements the information set forth in the Portfolio's Pro-spectus under the heading "BUYING, SELLING AND EXCHANGING SHARES":

EXCHANGE PRIVILEGE
  Institutional Class Shares of the MJI International Equity Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds, Inc. (See the list of Portfolios of the UAM Funds -- Institutional Class Shares at the end of the MJI International Equity Portfolio Institutional Class Shares Prospectus). Service Class Shares of the MJI International Equity Portfolio may be ex-changed for any other Service Class Shares of a Portfolio included in the UAM Funds. (For those Portfolios currently offering Service Class Shares, please call the UAM Funds Service Center). Exchange requests should be made by call-ing the Fund (1-800-638-7983)
or by writing to UAM Funds Trust, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are qualified for sale in the shareholder's state of residence.

  Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objective of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed are held by the Fund for the account of the shareholder and the regis-tration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. (Eastern Time) will be processed as of the close of busi-ness on the same day. Requests received after this time will be processed on the next business day. Neither the Fund nor the Sub-Administrator will be re-sponsible for the authenticity of the exchange instructions received by tele-phone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Fund's Board of Trustees to as-sure that such exchanges do not disadvantage the Fund and its shareholders.

  For Federal income tax purposes an exchange between Funds is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, there-fore, that a capital gain or loss would be realized on an exchange between Portfolios. You may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES
  Shareholders may transfer shares of the Portfolio to another person by mak-ing a written request to the Fund. The request should clearly identify the ac-count and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "REDEMP-TION OF SHARES." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                            INVESTMENT LIMITATIONS

  The following limitations supplement those set forth in each Prospectus of the Portfolio. Whenever an investment limitation sets forth a percentage limi-tation on investment or utilization of assets, such limitation shall be deter-mined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be consid-ered when determining whether the investment complies with the Portfolio's in-vestment limitations. Investment limitations (1), (2), (3), (4) and (6) are classified as fundamental. The Portfolio's fundamental investment limitations cannot be changed without approval by a "majority of the outstanding shares" (as defined in the 1940 Act) of the Portfolio. The Portfolio will not:

  (1) invest in physical commodities or contracts on physical commodities;

  (2) purchase or sell real estate or real estate limited partnerships, al-though it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

  (3) make loans except (i) by purchasing debt securities in accordance with its investment objectives and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act, or the rules and regulations or interpretations of the Commission thereunder;

  (4) underwrite the securities of other issuers;

  (5) invest in stock or bond futures and/or options on futures unless (i) not more than 5% of the Portfolio's assets are required as deposit to secure obligations under such futures and/or options on futures con-tracts provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be ex-cluded in computing such 5% and (ii) not more than 20% of the Portfo-lio's assets are invested in stock or bond futures and options;

  (6) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from (i) making any permitted borrowings, mortgages or pledges, or (ii) enter-ing into options, futures or repurchase transactions;

  (7) purchase on margin or sell short except as specified in (5) above;

  (8) invest more than an aggregate of 15% of the net assets of the Portfo-lio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets; and

  (9) invest for the purpose of exercising control over management of any company.

                            MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS
  The Officers of the Fund manage its day-to-day operations and are responsi-ble to the Fund's Board of Trustees. The Trustees set broad policies for the Fund and elect its Officers. The following is a list of the Trustees and Offi-cers of the Fund and a brief statement of their present positions and princi-pal occupations during the past five years.

JOHN T. BENNETT, JR. College       Trustee of the Fund; President of Squam In-
Road -- RFD 3 Meredith, NH 03253   vestment Management Company, Inc. and Great
Age 67                             Island Investment Company, Inc.; President
                                   of Bennett Management Company from 1988 to
                                   1993.
PHILIP D. ENGLISH                  Trustee of the Fund; President and Chief
16 West Madison Street Baltimore,  Executive Officer of Broventure Company,
MD 21201                           Inc.; Chairman of the Board of Chektec Cor-
Age 48                             poration and Cyber Scientific, Inc.
WILLIAM A. HUMENUK 4000 Bell       Trustee of the Fund; Partner in the Phila-
Atlantic Tower 1717 Arch Street    delphia office of the law firm Dechert
Philadelphia, PA 19103 Age 54      Price & Rhoads; Director, Hofler Corp.
NORTON H. REAMER*                  Trustee, President and Chairman of the
One International Place            Fund; President, Chief Executive Officer
Boston, MA 02110                   and a Director of United Asset Management
Age 60                             Corporation; Director, Partner or Trustee
                                   of each of the Investment Companies of the
                                   Eaton Vance Group of Mutual Funds.
PETER M. WHITMAN, JR.* One         Trustee of the Fund; President and Chief
Financial Center Boston, MA 02111  Investment Officer of Dewey Square Invest-
Age 53                             ors Corporation ("DSI") since 1988; Direc-
                                   tor and Chief Executive Officer of H. T.
                                   Investors, Inc., formerly a subsidiary of
                                   DSI.
WILLIAM H. PARK*                   Vice President of the Fund; Executive Vice
One International Place            President and Chief Financial Officer of
Boston, MA 02110                   United Asset Management Corporation.
Age 49

-----------

* These people are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

GARY L. FRENCH*      Treasurer of the Fund; President of UAM
211 Congress Street  Fund Services, Inc., and UAM Fund Distribu-
Boston, MA 02110     tors, Inc.; formerly Vice President of Op-
Age 45               erations, Development and Control of Fidel-
                     ity Investment in 1995; Treasurer of the
                     Fidelity Group of Mutual Funds from 1991 to
                     February 1995.

MICHAEL E. DEFAO*    Secretary of the Fund: Vice President and
211 Congress Street  General Counsel of UAM Fund Services, Inc.
Boston, MA 02110     and UAM Fund Distributors, Inc.: Associate
Age 28               Attorney of Ropes & Gray (a law firm) from
                     1993 to February 1995.

ROBERT R. FLAHERTY*  Assistant Treasurer of the Fund; Vice Pres-
211 Congress Street  ident of UAM Fund Services, Inc.; formerly
Boston, MA 02110     Manager of Fund Administration and Compli-
Age 32               ance of the Chase Global Fund Services Com-
                     pany from 1995 to 1996, Deloitte & Touche
                     LLP from 1985 to 1995, Senior Manager.

KARL O. HARTMANN*    Assistant Secretary of the Fund; Senior
73 Tremont Street    Vice President and General Counsel of Chase
Boston, MA 02108     Global Funds Services Company; Senior Vice
Age 41               President, Secretary and General Counsel of
                     Leland, O'Brien, Rubinstein Associates,
                     Inc., from November 1990 to November 1991.

-----------
* These people are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

REMUNERATION OF TRUSTEES AND OFFICERS
  The Fund pays each Trustee, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $1,050 per quarter. In addition each unaffiliated Trustee receives a $2,000 meeting fee which is aggregated for all the Trustees and allocated proportion-ately among the Portfolios of the Fund and UAM Funds and reimbursement for travel and other expenses incurred while attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), the Administrator or the Sub-Administrator and receive no compensation from the Fund. As of December 31, 1996, the Trustees and officers of the Fund owned less than 1% of the Fund's outstanding shares.

  The following table shows aggregate compensation paid to each of the Fund's unaffiliated Trustees by the Fund and total compensation paid by the Fund, UAM Funds and AEW Commercial Mortgage Securities Fund, Inc. (collectively the "Fund Complex") in the fiscal year ended April 30, 1996.

COMPENSATION TABLE

          (1)                  (2)               (3)               (4)                (5)
                                             PENSION OR                       TOTAL COMPENSATION
                            AGGREGATE    RETIREMENT BENEFITS ESTIMATED ANNUAL FROM REGISTRANT AND
    NAME OF PERSON,       COMPENSATION   ACCRUED AS PART OF   BENEFITS UPON      FUND COMPLEX
        POSITION         FROM REGISTRANT    FUND EXPENSES       RETIREMENT     PAID TO TRUSTEES
    ---------------      --------------- ------------------- ---------------- -------------------
John T. Bennett Jr.,         $3,396                0                 0              $29,600
 Trustee................
J. Edward Day,               $3,396                0                 0              $29,600
 Former Trustee.........
Philip D. English,           $3,396                0                 0              $29,600
 Trustee................
William A. Humenuk,          $3,396                0                 0              $29,600
 Trustee................

PRINCIPAL HOLDERS OF SECURITIES
  As of December 6, 1996, the following persons or organizations held of rec-ord 5% or more of the shares of a Portfolio:

  MJI International Equity Portfolio Institutional Class Shares: Freya Fanning & Company, 400 Essex Street, Beverly Farms, MA, 31.2%; Hartnat & Co., F/B/O Veco, Attn. Corp. Actions, P.O. Box 4044, Boston, MA, 14.3%*; Sisters of Mercy Corp., 2300 Adeline Dr., Burlingame, CA 13.4%; Hartnat & Co., F/B/O Hoag Memo-rial Hospital, P.O. Box 92800, Rochester, New York, 8.0%*; and Hartnat & Co., F/B/O Siliconix, P.O. Box 92800, Rochester, New York, 7.4%*.

-----------
* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

  The persons or organizations listed above as owning 25% or more of the out-standing shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organi-zations could have the ability to vote a majority of the shares of the Portfo-lio on any matter requiring the approval of shareholders of such Portfolio.

                              INVESTMENT ADVISER

CONTROL OF ADVISER
  Murray Johnstone International Ltd., through its parent, UAM UK Holdings, is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primar-ily in institutional investment management. Since its first acquisition in Au-gust 1983, UAM has acquired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory deci-sions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

  Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to op-erate under their own firm name, with their own leadership and individual in-vestment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to sepa-rate series or Portfolios of UAM Funds, a registered investment company.

PHILOSOPHY AND STYLE
  The Adviser's investment philosophy is a value orientation for country, cur-rency and stock selection. The Adviser's management structure centers around regional research teams which are specialized by geography. The individuals within each team are responsible for conducting research within each region as well as identifying particular stocks for possible inclusion within portfo-lios. On-site, fundamental research is a primary component of the evaluation process.

REPRESENTATIVE INSTITUTIONAL CLIENTS
  As of the date of this Statement of Additional Information, the Adviser's representative institutional clients included: Ace Hardware, American Cancer Society, Royal Caribbean Cruises, Siemens, Levitz, Nebraska Public Power, and Franciscan Sisters.

  In compiling this client list, the Adviser used objective criteria such as account size, geographic location and client classification. The Adviser did not use any performance based criteria. It is not known whether these clients approve or disapprove of the Adviser or the advisory services provided.

ADVISORY FEES
  As compensation for services rendered by the Adviser under the Investment Advisory Agreement, the Portfolio pays the Adviser an annual fee in monthly installments, calculated by applying the following annual percentage rates to the Portfolio's average daily net assets for the month:

   MJI International Equity Portfolio..................................... 0.75%

  For the period from September 16, 1994 (date of commencement) to April 30, 1995, and for the fiscal year ended April 30, 1996, the MJI International Eq-uity Portfolio paid advisory fees of $0 and $0. The Adviser voluntarily waived advisory fees of $10,000 for the period ended April 30, 1995 and $54,000 for the fiscal year ended April 30, 1996. Until further notice, the Adviser has voluntarily agreed to waive its advisory fees and to assume as the Adviser's own expense certain operating expenses payable by the Portfolio, if necessary, in order to keep the Portfolio's total annual operating expenses from exceed-ing 1.50%.

                        SERVICE AND DISTRIBUTION PLANS

  As stated in the Portfolio's Service Class Shares Prospectus, UAM Funds Dis-tributors, Inc. (the "Distributor") may enter into agreements with broker-dealers and other financial institutions ("Service Agents"), pursuant to which they will provide administrative support services to Service Class sharehold-ers who are their customers ("Customers") in consideration of the Fund's pay-ment of 0.25% (on an annualized basis) of the average daily net asset value of the Service Class Shares held by the Service Agent for the benefit of its Cus-tomers. Such services include:

  (a) acting as the sole shareholder of record and nominee for beneficial owners;

  (b) maintaining account records for such beneficial owners of the Fund's shares;

  (c) opening and closing accounts;

  (d) answering questions and handling correspondence from shareholders about their accounts;

  (e) processing shareholder orders to purchase, redeem and exchange shares;

  (f) handling the transmission of funds representing the purchase price or redemption proceeds;

  (g) issuing confirmations for transactions in the Fund's shares by share-holders;

  (h) distributing current copies of prospectuses, statements of additional information and shareholder reports;

  (i) assisting customers in completing application forms, selecting divi-dend and other account options and opening any necessary custody ac-counts;

  (j) providing account maintenance and accounting support for all transac-tions; and

  (k) performing such additional shareholder services as may be agreed upon by the Fund and the Service Agent, provided that any such additional shareholder services must constitute a permissible non-banking activ-ity in accordance with the then current regulations of, and interpre-tations thereof by, the Board of Governors of the Federal Reserve Sys-tem, if applicable.

  Each agreement with a Service Agent is governed by a Shareholder Service Plan (the "Service Plan") that has been adopted by the Fund's Board of Trust-ees. Pursuant to the Service Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts expended under each agreement with Service Agents and the purposes for which the expenditures were made. In addi-tion, arrangements with Service Agents must be approved annually by a majority of the Fund's Trustees, including a majority of the Trustees who are not "in-terested persons" of the company as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements.

  The Board of Trustees has approved the arrangements with Service Agents based on information provided by the Fund's service contractors that there is a reasonable likelihood that the arrangements will benefit the Fund and its shareholders by affording the Fund greater flexibility in connection with the servicing of the accounts of the beneficial owners of its shares in an effi-cient manner. Any material amendment to the Fund's arrangements with Service Agents must be approved by a majority of the Fund's Board of Trustees (includ-ing a majority of the disinterested Trustees). So long as the arrangements with Service Agents are in effect, the selection and nomination of the members of the Fund's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Company will be committed to the discretion of such non-interested Trustees.

  Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Distribu-tion Plan for the Service Class Shares of the Fund (the "Distribution Plan"). The Distribution Plan permits the Fund to pay for certain distribution, promo-tional and related expenses involved in the marketing of only the Service Class Shares.

  The Distribution Plan permits the Service Class Shares, pursuant to the Dis-tribution Agreement, to pay a monthly fee to the Distributor for its services and expenses in distributing and promoting sales of the Service Class Shares. These expenses include, among other things, preparing and distributing adver-tisements, sales literature and prospectuses and reports used for sales pur-poses, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. In addition, the Service Class Shares may make payments directly to other unaffiliated parties, who either aid in the distribution of their shares or provide serv-ices to the Class.

  The maximum annual aggregate fee payable by the Fund under the Service and Distribution Plans (the "Plans"), is 0.75% of the Service Class Shares' aver-age daily net assets for the year. The Fund's Board of Trustees may reduce this amount at any time. Although the maximum fee payable under the 12b-1 Plan relating to the Service Class Shares is 0.75% of average daily net assets of such class, the Board of Trustees has determined that the annual fee, payable on a monthly basis, under the Plans relating to the Service Class Shares, cur-rently cannot exceed .50% of the average daily net assets represented by the Service Class. While the current fee which will be payable under the Service Plan and Distribution Plan has been set at .25%, the Plans permit a full 0.75% on all assets to be paid at any time following appropriate Board approval.

  All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid by the Service Class Shares will be borne by such persons without any reimbursement from such Clas-ses. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans. From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in pro-viding administrative services to shareholders.

  The Plans, the Distribution Agreement and the form of dealer's and services agreements have all been approved by the Board of Trustees of the Fund, in-cluding a majority of the Trustees who are not "interested persons" (as de-fined in the 1940 Act) of the Fund and who have no direct or indirect finan-cial interest in the Plans or any related agreements, by vote cast in person at a meeting duly called for the purpose of voting on the Plan and such Agree-ments. Continuation of the Plans, the Distribution Agreement and the related agreements must be approved annually by the Board of Trustees in the same man-ner, as specified above. The MJI International Equity Portfolio Service Class Shares have not been offered prior to the date of this Statement.

  Each year the Trustees must determine whether continuation of the Plans is in the best interest of the shareholders of Service Class Shares and that there is a reasonable likelihood of the Plans providing a benefit to the Class. The Plans, the Distribution Agreement and the related agreements with any broker-dealer or others relating to the Class may be terminated at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority vote of the outstanding voting securities of the Class. Any amendment materially increasing the maximum percentage payable un-der the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those Trustees who are not "interested persons."

Also, any other material amendment to the Plans must be approved by a majority vote of the Trustees including a majority of the Trustees of the Fund having no interest in the Plans. In addition, in order for the Plans to remain effec-tive, the selection and nomination of Trustees who are not "interested per-sons" of the Fund must be effected by the Trustees who themselves are not "in-terested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide writ-ten reports at least quarterly to the Board of Trustees for their review. The NASD has adopted amendments to its Rules of Fair Practice relating to invest-ment company sales charges. The Fund and the Distributor intend to operate in compliance with these rules.

                            PORTFOLIO TRANSACTIONS

  The Investment Advisory Agreements authorize the Adviser to select the bro-kers or dealers that will execute the purchases and sales of investment secu-rities for the Portfolio and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolio. The Adviser may, however, consistent with the interests of the Portfolio, se-lect brokers on the basis of the research, statistical and pricing services they provide to the Portfolio. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Investment Advisory Agreements. A com-mission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that such com-mission is reasonable in terms either of the transaction or the overall re-sponsibility of the Adviser to the Portfolio and the Adviser's other clients.

  It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser. During the fiscal years ended April 30, 1995 and April 30, 1996, the entire Fund paid brokerage commissions of approximately $15,000 and $39,000, respectively.

  Some securities considered for investment by the Portfolio may also be ap-propriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allo-cations, are subject to periodic review by the Fund's Board of Trustees.

                            ADMINISTRATIVE SERVICES

  As stated in the Prospectus, the Board of Trustees of the Fund approved a new Fund Administration Agreement between UAM Fund Services, Inc., a wholly owned subsidiary of UAM, and the Fund. The Fund's Trustees also approved a Mu-tual Fund Services Agreement between UAM Fund Services, Inc. and Chase Global Funds Services Company. The services provided by UAM Fund Services, Inc. and Chase Global Funds Services Company and the basis of the fees payable by the Fund under the Fund Administration Agreement are described in the Portfolios' Prospectus. Prior to April 15, 1996, Chase Global Funds Services Company or its predecessor, Mutual Funds Services Company, provided certain administra-tive services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York.

  For the period September 16, 1994 to April 30, 1995, administrative services fees paid to the Sub-Administrator by the MJI International Equity Portfolio totaled $26,000. The basis of the fees paid to the Sub-Administrator for the 1995 fiscal year was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.20% of the first $200 million in com-bined assets; plus 0.12% of the next $800 million in combined assets; plus 0.08% on assets over $1 billion but less than $3 billion; plus 0.06% on assets over $3 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a designated minimum fee schedule per Portfolio, which ranged from $2,000 per month upon inception of a Portfo-lio to $70,000 annually after two years. For the fiscal year ended April 30, 1996, administrative services fees paid to the Sub-Administrator by the MJI International Equity Portfolio totaled $69,866. For the period April 15, 1996 to April 30, 1996, UAM Fund Services, Inc. earned $3,134 from the MJI Interna-tional Equity Portfolio as Administrator. The services provided by the Admin-istrator and Sub-Administrator and the basis of the current fees payable are described in the Portfolio's Prospectuses.

                           PERFORMANCE CALCULATIONS

PERFORMANCE
  The Portfolio may from time to time quote various performance figures to il-lustrate the past performance of each class of the Portfolio. Performance quo-tations by investment companies are subject to rules adopted by the Commis-sion, which require the use of standardized performance quotations or, alter-natively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the Commission. Current yield and average annual compounded to-tal return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of the method used to compute or express performance follows.

TOTAL RETURN
  The average annual total return of a Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeem-able value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis. Since Service Class Shares of the Portfolio bear additional service and distribution expenses, the average annual total return of the Service Class Shares of the Portfolio will generally be lower than that of the Institutional Class Shares.

  The average annual total rates of return for the MJI International Equity Portfolio Institutional Class Shares from inception to October 31, 1996 and for the one year period ended on the date of the Financial Statements included herein are as follows:

                                                     SINCE INCEPTION
                                          ONE YEAR    THROUGH YEAR
                                            ENDED         ENDED
                                         OCTOBER 31,   OCTOBER 31,   INCEPTION
                                            1996          1996         DATE
                                         ----------- --------------- ---------
   MJI International Equity Portfolio...    8.74%         1.44%       9/16/94

  These figures are calculated according to the following formula:

  P (1 + T)/n/ = ERV

where:
     P  =  a hypothetical initial payment of $1,000
     T  =  average annual total return
     n  =  number of years
   ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

  Service Class Shares of the MJI International Equity Portfolio were not of-fered as of October 31, 1996. Accordingly, no total return figures are avail-able.

COMPARISONS

  To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calcu-lated above) to performance as reported by other investments, indices and av-erages. The following publications, indices and averages may be used:

  (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 trans-portation stocks. Comparisons of performance assume reinvestment of dividends.

  (b) Standard & Poor's 500 Stock Index or its component indices -- an un-managed index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of per-formance assume reinvestment of dividends.

  (c) The New York Stock Exchange composite or component indices -- un-man-aged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

  (d) Salomon Brothers World Government Bond Index -- The Salomon World Gov-ernment Bond Index is designed to provide a comprehensive measure of total return performance of the domestic government bond market of thirteen countries. The index has been constructed with the aim of choosing an "all inclusive" universe of institutionally traded fixed-rate bonds. The selection of security types to be included in the in-dex is made with the aim of being as comprehensive as possible, while satisfying the criterion of reasonable availability to domestic and international institutions and the existence of complete pricing and market profile data.

  (e) Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume rein-vestment of dividends.

  (f) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measure total return and average current yield for the mutual fund industry. Rank individual mutual fund per-formance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

  (g) Morgan Stanley Capital International EAFE Index and World Index -- re-spectively, arithmetic, market value-weighted averages of the perfor-mance of over 900 securities listed on the stock exchanges of coun-tries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

  (h) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

  (i) Salomon Brothers GNMA Index -- includes pools of mortgages originated by rivate lenders and guaranteed by the mortgage pools of the Govern-ment National Mortgage Association.

  (j) Salomon Brothers High Grade Corporate Bond Index -- consists of pub-licly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

  (k) Salomon Brothers Broad Investment Grade Bond -- is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass through securities.

  (l) Lehman Brothers LONG-TERM Treasury Bond -- is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

  (m) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

  (n) Value Line -- composed of over 1,600 stocks in the Value Line invest-ment Survey.

  (o) Russell 2000 -- composed of the 2,000 smallest stocks in the Russell 3000, a market value-weighted index of the 3,000 largest U.S. public-ly-traded companies.

  (p) Composite Indices -- 60% Standard & Poor's 500 Stock Index, 30% Lehman Brothers LONG-TERM Treasury Bond and 10% U.S. Treasury Bills; 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poors 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Sal-omon Brothers High Grade Bond Index.

  (q) CDA Mutual Fund Report published by CDA Investment Technologies,
      Inc. -- analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

  (r) Mutual Fund Source Book published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

  (s) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Invest-ment Companies Service -- publications that rate fund performance over specified time periods.

  (t) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change over time in the price of goods and services in major expenditure groups.

  (u) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associ-ates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

  (v) Savings and Loan Historical Interest Rates -- as published by the U.S. Savings & Loan League Fact Book.

  (w) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan companies; Salomon Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and Bloomberg L.P.

  In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and aver-ages is not identical to the composition of investments in the Portfolio, that the averages are generally unmanaged, and that the items included in the cal-culations of such averages may not be identical to the formula used by the Portfolio to calculate its performance. In addition, there can be no assurance that the Portfolio will continue this performance as compared to such other averages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized under the name "The Regis Fund II," as a Delaware business trust on May 18, 1994. On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust". The Fund's principal executive office is located at One International Place, 44th Floor, Boston, MA 02110; however, all in-vestor correspondence should be directed to the Fund at UAM Funds Service Cen-ter, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest, without par value. The Trustees have the power to designate one or more series ("Portfolios") of shares of beneficial interest without further action by shareholders.

  On each matter submitted to a vote of the Shareholders, each holder of a Share shall be entitled to one vote for each whole Share and a fractional vote for each fractional Share standing in his or her name on the books of the Fund.

  In the event of liquidation of the Fund, the holders of the shares of each Portfolio or any class thereof that has been established and designated shall be entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to that Portfolio, or in the case of a class, belonging to that Portfolio and allocable to that class, over the liabilities belonging to that Portfolio or class. The assets so distributable to the holders of shares of any particular Portfolio or class thereof shall be distributed to the holders in proportion to the number of shares of that Portfolio or class thereof held by them and recorded on the books of the Fund. The liquidation of any Portfolio or class thereof may be authorized at any time by vote of a ma-jority of the Trustees then in office.

  Shareholders of both Classes of the Fund's Portfolios have no pre-emptive or other rights to subscribe to any additional shares or other securities issued by the Fund or any Portfolio, except as the Trustees in their sole discretion shall have determined by vote. Both Institutional Class and Service Class Shares represent an interest in the same assets of a Portfolio and are identi-cal in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares, and have exclusive voting rights with respect to matters relating to such distribution expenditures.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  The Fund's policy is to distribute substantially all of each Portfolio's net investment income, if any, together with any net realized capital gains annu-ally in the amount and at the times that will avoid both income (including capital gains) taxes incurred on it and the imposition of the Federal excise tax on undistributed income and capital gains. The amounts of any income divi-dends or capital gains distributions cannot be predicted. See the discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectuses.

  Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net as-set value of the Portfolio by the per share amount of the dividend or distri-bution. Furthermore, such dividends or distributions, although in effect a re-turn of capital, are subject to income taxes as set forth in the Prospectuses.

  As set forth in the Prospectuses, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically re-ceived in additional shares of the respective Portfolio of the Fund at net as-set value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income div-idends in cash and capital gains distributions in additional shares at net as-set value) or the Cash Option (both income dividends and capital gains distri-butions in cash) has been elected. An account statement is sent to sharehold-ers whenever an income dividend or capital gains distribution is paid.

  Each Portfolio of the Fund will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its invest-ors without need to offset (for Federal income tax purposes) such gains against any net capital losses realized by another Portfolio.

CODE OF ETHICS
  The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain dis-closure and reporting obligations.

                                 FEDERAL TAXES
  In order for the Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income for a taxable year must be derived from certain qualifying income, i.e., dividends, inter-est, income derived from loans of securities and gains from the sale or other disposition of stock, securities or foreign currencies, or other related in-come, including gains from options, futures and forward contracts, derived with respect to its business investing in stock, securities or currencies. Any net gain realized from the closing out of futures contracts will, therefore, generally be qualifying income for purposes of the 90% requirement. Qualifica-tion as a regulated investment company also requires that less than 30% of the Portfolio's gross income be derived from the sale or other disposition of stock, securities, options, futures or forward contracts (including certain foreign currencies not directly related to the Fund's business of investing in stock or securities) held less than three months. In order to avoid realizing excessive gains on securities held for less than three months, the Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts which have been open for less than three months as of the end of the Portfolio's taxable year, and which are recognized for tax purposes, will not be considered gains on securities held for less than three months for the purposes of the 30% test.

  Except for transactions the Portfolio has identified as hedging transac-tions, in general each Portfolio is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on some forward currency and some futures contracts as of the end of each taxable year as well as those actually realized during the year. In most cases, any such gain or loss recognized with respect to a regulated futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss without regard to the holding period of the con-tract. Recognized gain or loss attributable to a foreign currency forward con-tract is treated as 100% ordinary income. Furthermore, foreign currency futures contracts which are intended to hedge against a change in the value of securities held by the Portfolio may affect the holding period of such securi-ties and, consequently, the nature of the gain or loss on such securities upon disposition.

  The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolio's taxable year on futures trans-actions). Such distribution will be combined with distributions of capital gains realized on the Portfolio's other investments, and shareholders will be advised as to the character of the payments.

                             FINANCIAL STATEMENTS
  The Financial Statements for the MJI International Equity Portfolio for the fiscal year ended April 30, 1996 and the six-months ended October 31, 1996, and the Financial Highlights for the respective periods presented which appear in the Portfolio's 1996 Annual Financial Statements (and the report thereon of Price Waterhouse LLP, the Fund's independent accountants, also appearing therein,) and in the Semi-Annual Report to Shareholders are attached to this SAI.

               APPENDIX -- DESCRIPTION OF SECURITIES AND RATINGS

I. DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS
  Aaa -- Bonds which are Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally sta-ble margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to im-pair the fundamentally strong position of such issues.

  Aa -- Bonds which are rated Aa are judged to be of high quality by all stan-dards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protec-tive elements may be of greater amplitude or there may be other elements pres-ent which make the long-term risks appear somewhat larger than in Aaa securi-ties.

  A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving se-curity to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating cate-gories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and modifier 3 indicates that the issue ranks at the lower end of the rating category.

  Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

STANDARD & POOR'S CORPORATION'S CORPORATE BOND RATINGS
  AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay princi-pal and interest.

  AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

  A -- Bonds rated A have a strong capacity to pay interest and repay princi-pal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

  BBB -- Debt rated BBB is regarded as having an adequate capacity to pay in-terest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

II. DESCRIPTION OF U.S. GOVERNMENT SECURITIES
  The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

  U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

  In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumen-tality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the GNMA are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the U.S. Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and FNMA, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the FHLMC, are federally chartered institutions under Government supervi-sion, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

  Some of the U.S. Government agencies that issue or guarantee securities in-clude the Export-Import Bank of the United States, Farmers Home Administra-tion, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

III. DESCRIPTION OF COMMERCIAL PAPER
  The Portfolios may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by S&P or Prime-1 by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usu-ally sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obliga-tions that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolio's investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand.

  Commercial paper rated A-1 by S&P has the following characteristics: (1) li-quidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two addi-tional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the is-suer's industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are un-questioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's in-dustry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) fi-nancial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of issuer of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

IV. DESCRIPTION OF BANK OBLIGATIONS
  Time deposits are non-negotiable deposits maintained in a banking institu-tion for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certifi-cates of deposit are certificates of deposit on which the interest rate is pe-riodically adjusted prior to their stated maturity based upon a specified mar-ket rate. As a result of these adjustments, the interest rate on these obliga-tions may increase or decrease periodically. Frequently, dealers selling vari-able rate certificates of deposit to the Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers. Such conditions typically are the con-tinued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolio is also able to sell variable rate certifi-cates of deposit in the secondary market. Variable rate certificates of de-posit normally carry a higher interest rate than comparable fixed rate certif-icates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment as well as the bank which unconditionally guar-antees to pay the draft at its face amount on the maturity date. Most accept-ances have maturities of six months or less and are traded in the secondary markets prior to maturity.

V. DESCRIPTION OF FOREIGN INVESTMENTS
  Investors should recognize that investing in foreign companies involves cer-tain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, a Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

  As foreign companies are not generally subject to uniform accounting, audit-ing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Secu-rities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less gov-ernment supervision and regulation of stock exchanges, brokers and listed com-panies than in the U.S. In addition, with respect to certain foreign coun-tries, there is the possibility of expropriation or confiscatory taxation, po-litical or social instability, or diplomatic developments which could affect U.S. investments in those countries.

  Although the Fund will endeavor to achieve the most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

  Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the income received from the companies comprising the Fund's Portfolios. However, these foreign withholding taxes are not expected to have a significant impact.

MJI INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS
April 30, 1996
    The accompanying notes are an integral part of the financial statements.

                                                                          VALUE
                                                                  SHARES (000)+
--------------------------------------------------------------------------------
COMMON STOCKS (93.2%)
--------------------------------------------------------------------------------
ARGENTINA (2.7%)
 Banco Frances del Rio de la Plata S.A. ADR......................  1,900 $    55
 *Disco S.A. ADR.................................................  3,000      47
 Transportadora de Gas del Sur S.A. ADR..........................  4,700      60
 YPF S.A. ADR....................................................  3,000      66
                                                                         -------
                                                                             228
--------------------------------------------------------------------------------
AUSTRALIA (3.9%)
 Australia & New Zealand Banking Group Ltd. ..................... 35,000     167
 News Corp. Ltd.................................................. 28,000     164
                                                                         -------
                                                                             331
--------------------------------------------------------------------------------
FRANCE (5.5%)
 Assurances Generales de France..................................  3,110      85
 Credit Foncier de France........................................  2,079      25
 Lafarge S.A. ...................................................  1,380      89
 *Legris Industries S.A..........................................  1,455      72
 Lyonnaise des Eaux-Dumez........................................  1,015     102
 Parisienne de Reescompte........................................  1,180     102
                                                                         -------
                                                                             475
--------------------------------------------------------------------------------
GERMANY (1.6%)
 Commerzbank AG..................................................    212      46
 Mannesmann AG...................................................    275      94
                                                                         -------
                                                                             140
--------------------------------------------------------------------------------
HONG KONG (5.5%)
 Cheung Kong Holdings, Ltd. ..................................... 18,000     129
 Hong Kong Land Holdings, Ltd. .................................. 50,000     107
 Hutchison Whampoa Ltd. ......................................... 20,000     124
 Swire Pacific Ltd., Class A..................................... 13,500     115
                                                                         -------
                                                                             475
--------------------------------------------------------------------------------
IRELAND (1.3%)
 Allied Irish Banks plc.......................................... 21,514     113
--------------------------------------------------------------------------------

MJI INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
April 30, 1996
    The accompanying notes are an integral part of the financial statements.

                                                                          VALUE
                                                                   SHARES (000)+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
ITALY (5.9%)
 Assicurazioni Generali...........................................  5,000 $  125
 Istituto Mobiliare Italiano S.p.A. .............................. 11,500     91
 Italcementi Fabbriche Riunit.....................................  2,650     19
 Parmalat Finanziaria S.p.A. ..................................... 73,000     81
 *Telecom Italia Mobile S.p.A. (NCS).............................. 74,500    105
 *Telecom Italia Mobile S.p.A. ................................... 39,990     88
                                                                          ------
                                                                             509
--------------------------------------------------------------------------------
JAPAN (30.9%)
 Canon, Inc. .....................................................  5,000     99
 Hoya Corp. ......................................................  3,000    106
 Itochu Corp. .................................................... 20,000    152
 *Matsumoto Kenko Co., Ltd. ......................................  3,600    119
 Matsushita Communication Industrial..............................  5,000    134
 Mitsubishi Heavy Industries Ltd. ................................ 17,000    152
 Mitsubishi Materials Corp. ...................................... 25,000    150
 Mori Seiki.......................................................  6,000    137
 Nippon Sanso KK Corp. ........................................... 18,000    100
 Nippon Steel Co. ................................................ 37,000    134
**^Nippon Telegraph & Telephone Corp. ............................    --       2
 Nissan Motor Co., Ltd. .......................................... 17,000    143
 *NKK Corp. ...................................................... 52,000    163
 Nomura Securities Co., Ltd. .....................................  5,000    109
 Omron Corp. .....................................................  6,000    135
 Sankyo Co., Ltd. ................................................  2,000     77
 Sanwa Bank Ltd. .................................................  5,000    101
 Sekisui House Ltd. .............................................. 12,000    149
 Sumitomo Bank....................................................  5,000    107
 Sumitomo Trust & Banking Ltd. ...................................  8,000    117
 Suzuki Motor Co. Ltd. ........................................... 10,000    127
 Teijin Ltd. ..................................................... 26,000    143
                                                                          ------
                                                                           2,656
--------------------------------------------------------------------------------

MJI INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
April 30, 1996
    The accompanying notes are an integral part of the financial statements.

                                                                          VALUE
                                                                   SHARES (000)+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
MALAYSIA (1.7%)
 Genting Bhd. ....................................................  8,000 $   72
 Malayan Banking Bhd. ............................................  8,000     78
                                                                          ------
                                                                             150
--------------------------------------------------------------------------------
MEXICO (2.1%)
 *Cifra S.A. ADR, Class B......................................... 58,000     80
 *Grupo Industrial Durango ADR....................................  5,500     43
 Telefonos de Mexico S.A. ADR, Class L............................  1,600     54
                                                                          ------
                                                                             177
--------------------------------------------------------------------------------
NETHERLANDS (4.2%)
 Elsevier N.V. ...................................................  5,690     85
 KLM Royal Dutch Air Lines N.V. ..................................  1,670     56
 Otra N.V. .......................................................  1,650     41
 Vendex International N.V. BDR....................................  2,400     69
 VNU..............................................................  6,470    109
                                                                          ------
                                                                             360
--------------------------------------------------------------------------------
NEW ZEALAND (1.8%)
 Telecom Corp. of New Zealand Ltd. ............................... 36,000    153
--------------------------------------------------------------------------------
NORWAY (1.7%)
 Norsk Hydro......................................................  1,620     74
 Orkla Borregaard A.S. ...........................................  1,520     74
                                                                          ------
                                                                             148
--------------------------------------------------------------------------------
SINGAPORE (5.9%)
 Keppel Corp. Ltd. ............................................... 25,000    226
 Oversea-Chinese Banking Corp. ................................... 10,000    138
 Singapore Land Ltd. ............................................. 20,000    142
                                                                          ------
                                                                             506
--------------------------------------------------------------------------------
SPAIN (5.6%)
 Dragados & Construcciones S.A. ..................................  5,566     77
 Iberdrola S.A. ..................................................  8,230     81
--------------------------------------------------------------------------------

MJI INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
April 30, 1996
    The accompanying notes are an integral part of the financial statements.

                                                                         VALUE
                                                                  SHARES (000)+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
SPAIN--(CONTINUED)
 Portland Valerrivas S.A. .......................................  1,510 $   94
 Telefonica de Espana S.A. ......................................  5,300     94
 Uralita S.A. ...................................................  2,730     27
 Vallehermoso S.A. ..............................................  6,220    112
                                                                         ------
                                                                            485
-------------------------------------------------------------------------------
SWITZERLAND (2.6%)
 Ciba-Geigy AG (Registered)......................................     63     73
 Sandoz AG (Registered)..........................................     67     73
 Winterthur Schweizerische (Registered)..........................    121     76
                                                                         ------
                                                                            222
-------------------------------------------------------------------------------
UNITED KINGDOM (10.3%)
 Abbey National plc..............................................  4,200     36
 Argyll Group plc................................................ 12,500     62
 Blue Circle Industries plc......................................  7,500     42
 BOC Group plc...................................................  4,400     61
 British Petroleum Co. plc.......................................  5,500     50
 BTR plc......................................................... 21,000    101
 Cable & Wireless plc............................................  9,500     74
 Carlton Communications plc......................................  4,000     28
 Commercial Union plc............................................  5,000     43
 Glaxo Wellcome plc..............................................  4,500     55
 Grand Metropolitan plc..........................................  9,000     59
 Kingfisher plc..................................................  5,500     49
 Lloyds TSB Group plc............................................ 13,520     65
 Rank Organisation Ltd. .........................................  6,000     48
 Rolls-Royce plc................................................. 15,000     54
 Unilever plc....................................................  3,000     55
                                                                         ------
                                                                            882
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $7,483)................................         8,010
-------------------------------------------------------------------------------

MJI INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
April 30, 1996
    The accompanying notes are an integral part of the financial statements.

                                                                  FACE
                                                                 AMOUNT  VALUE
                                                                 (000)  (000)+
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (5.7%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (5.7%)
 J.P. Morgan Securities, Inc., 5.05%, dated 4/30/96, due 5/1/96, to be repurchased at $489, collateralized by $380 U.S.
   Treasury Bonds 10.375%, due 11/15/12, valued at $500 (COST
   $489)........................................................   $489 $ 4489
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.9%) (COST $7,972).........................         8,499
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.1%)
-------------------------------------------------------------------------------
 Cash...........................................................            19
 Foreign Currency (Cost $123)...................................           125
 Dividends Receivable...........................................            35
 Receivable due from Investment Adviser.........................             8
 Deferred Organization Costs....................................             7
 Receivable for Portfolio Shares Sold...........................             2
 Payable for Investments Purchased..............................           (55)
 Payable for Audit Fees.........................................           (12)
 Payable for Administrative Fees................................            (8)
 Payable for Trustees' Fees.....................................            (1)
 Other Liabilities..............................................           (27)
                                                                        ------
                                                                            93
-------------------------------------------------------------------------------
NET ASSETS (100%)
 Applicable to 836,826 outstanding Institutional Class shares
   (unlimited authorization, no par value)......................        $8,592
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE........        $10.27
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

+ See Note A to Financial Statements.
* Non-Income Producing Security.
** Share amount is less than 1.
ADR--American Depositary Receipt.
BDR--British Depositary Receipt.
NCS--Non Convertible Shares.

MJI INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
April 30, 1996
    The accompanying notes are an integral part of the financial statements. At April 30, 1996, sector diversification of the Portfolio was as follows:

                                                                  % OF
                                                                  NET    VALUE
SECTOR DIVERSIFICATION                                           ASSETS   (000)
----------------------                                           ------  ------
Automotive......................................................   3.8%  $  324
Banks...........................................................   9.8      839
Basic Resources.................................................   1.6      140
Beverages, Food & Tobacco.......................................   0.9       80
Broadcasting & Publishing.......................................   4.5      387
Building Materials..............................................   1.4      119
Capital Equipment...............................................   3.8      330
Chemicals.......................................................   2.7      235
Construction....................................................   0.9       77
Consumer Durables...............................................   2.6      222
Electronics.....................................................   3.6      310
Energy..........................................................   3.2      278
Entertainment & Leisure.........................................   1.4      120
Financial Services..............................................   6.8      587
Holding Company.................................................   1.2      101
Industrial......................................................   4.4      374
Insurance.......................................................   3.0      253
Manufacturing...................................................   5.8      497
Metals..........................................................   1.8      150
Mining..........................................................   0.8       72
Paper & Packaging...............................................   0.5       43
Pharmaceuticals.................................................   2.3      201
Real Estate.....................................................   7.4      639
Repurchase Agreement............................................   5.7      489
Retail..........................................................   3.6      308
Services........................................................   1.8      152
Telecommunications..............................................   6.3      544
Transportation..................................................   4.6      397
Utilities.......................................................   2.7      231
                                                                 -----   ------
Total Investments...............................................  98.9%  $8,499
Other Assets and Liabilities....................................   1.1       93
                                                                 -----   ------
Net Assets...................................................... 100.0%  $8,592
                                                                 =====   ======

MJI INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF OPERATIONS

                                                            YEAR ENDED
                                                            APRIL 30,
(In Thousands)                                                 1996
------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends...........................................          $154
 Interest............................................            30
 Less Foreign Taxes Withheld.........................           (18)
------------------------------------------------------------------------------
  Total Income.......................................           166
------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fees......................................... $ 54
  Less: Fees Waived..................................  (54)      --
                                                      ----
 Administrative Fees--Note C.........................            73
 Custodian Fees......................................            31
 Filing and Registration Fees........................            20
 Printing Fees.......................................            17
 Audit Fees..........................................            13
 Trustees' Fees--Note F..............................             2
 Other Expenses......................................            11
 Expenses Assumed by Adviser--Note B.................           (63)
------------------------------------------------------------------------------
  Total Expenses.....................................           104
 Expense Offset--Note A..............................            (1)
------------------------------------------------------------------------------
  Net Expenses.......................................           103
------------------------------------------------------------------------------
NET INVESTMENT INCOME................................            63
------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS):
 Investments.........................................           216
 Foreign Currency Transactions.......................           (74)
------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS..............................           142
------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION:
 Investments.........................................           448
 Foreign Currency Translations.......................             5
------------------------------------------------------------------------------
TOTAL NET CHANGE IN UNREALIZED APPRECIATION..........           453
------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY.........           595
------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS.........................................          $658
------------------------------------------------------------------------------
------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MJI INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                       SEPTEMBER 16,
                                                         1994** TO   YEAR ENDED
                                                         APRIL 30,   APRIL 30,
(In Thousands)                                             1995         1996
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income................................    $   20       $   63
 Net Realized Gain (Loss).............................       (29)         142
 Net Change in Unrealized Appreciation................        75          453
-------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from
    Operations........................................        66          658
-------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income................................       --            (4)
 In Excess of Net Investment Income...................       --           (20)
 Net Realized Gain....................................       --           (16)
-------------------------------------------------------------------------------
  Total Distributions.................................       --           (40)
-------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular......................................     5,626        4,554
 --In Lieu of Cash Distributions......................       --            41
 Redeemed.............................................      (182)      (2,156)
-------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions........     5,444        2,439
-------------------------------------------------------------------------------
 Total Increase.......................................     5,510        3,057
Net Assets:
 Beginning of Period..................................        25        5,535
-------------------------------------------------------------------------------
 End of Period (2)....................................    $5,535       $8,592
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued.......................................       600          465
  In Lieu of Cash Distributions.......................       --             4
  Redeemed............................................       (20)        (215)
-------------------------------------------------------------------------------
                                                             580          254
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(2)Net Assets Consist of:
  Paid in Capital.....................................    $5,463       $7,900
  Undistributed (Distributions in Excess of) Net In-
    vestment Income...................................        13          (20)
  Accumulated Net Realized Gain (Loss)................       (16)         184
  Unrealized Appreciation.............................        75          528
-------------------------------------------------------------------------------
                                                          $5,535       $8,592
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

**Commencement of Operations

MJI INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                      SEPTEMBER 16,    YEAR
                                                        1994** TO      ENDED
                                                        APRIL 30,    APRIL 30,
                                                          1995         1996
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.................    $10.00       $  9.50
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income+..............................      0.04          0.07
 Net Realized and Unrealized Gain (Loss) on
   Investments+++....................................     (0.54)         0.75
--------------------------------------------------------------------------------
  Total from Investment Operations...................     (0.50)         0.82
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income...............................       --          (0.00)@
 In Excess of Net Investment Income..................       --          (0.03)
 Net Realized Gain...................................       --          (0.02)
--------------------------------------------------------------------------------
  Total Distributions................................       --          (0.05)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.......................    $ 9.50       $ 10.27
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN.........................................     (5.00)%++      8.67%++
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)................    $5,535       $ 8,592
Ratio of Net Expenses to Average Net Assets+.........      1.00%*        1.45%#
Ratio of Net Investment Income to Average Net
  Assets+............................................      1.49%*        0.88%
Portfolio Turnover Rate..............................        81%           59%
Average Commission Rate##............................       N/A       $0.0316
--------------------------------------------------------------------------------

*   Annualized
**  Commencement of Operations
+ Net of voluntarily waived fees and expenses assumed by the Adviser of $0.13 and $0.13 per share for the periods ended April 30, 1995 and April 30, 1996, respectively.
++ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.
+++ The amount shown for the period ended April 30, 1995 for a share outstanding throughout that period does not accord with the aggregate net gains on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.
# The Ratio of Expenses to Average Net Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 1.43%.
## The Portfolio has elected to adopt the new SEC regulation requiring portfolios with fiscal years beginning on or after September 1, 1995 to disclose the average commission rate paid on trades for which commissions were charged.
@   Amount is less than $0.01 per share.

   The accompanying notes are an integral part of the financial statements.

                      MJI INTERNATIONAL EQUITY PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
UAM Funds Trust, formerly known as The Regis Fund II and UAM Funds, Inc., for-merly known as The Regis Fund, Inc., (collectively the "UAM Funds") were orga-nized on May 18, 1994 and October 11, 1988, respectively, and are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. The MJI International Equity Portfolio (the "Portfo-lio"), a portfolio of UAM Funds Trust, began operations on September 16, 1994. At April 30, 1996, the UAM Funds were comprised of thirty-seven active portfo-lios. The financial statements of the remaining portfolios are presented sepa-rately.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting poli-cies are in conformity with generally accepted accounting principles for in-vestment companies. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that af-fect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valua-tion is made or, if no sale occurred on such day, at the bid price on such day. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted se-curities are valued at the current bid price. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Trustees.

  2. FEDERAL INCOME TAXES: It is the Portfolio's intention to continue to qualify as a regulated investment company under Subchapter M of the Inter-nal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial state-ments.

  The Portfolio may be subject to taxes imposed by countries in which it in-vests. Such taxes are generally based on either income or gains earned or repatriated. The Portfolio accrues such taxes when the related income is earned.

  At April 30, 1996, the Portfolio's cost of investments for Federal income tax purposes was approximately $7,972,000. Net unrealized appreciation for Federal income tax purposes aggregated approximately $527,000 of which ap-proximately $771,000 related to appreciated securities and approximately

                      MJI INTERNATIONAL EQUITY PORTFOLIO

  $244,000 related to depreciated securities. For the period ended April 30, 1996, the Portfolio expects to defer to May 1, 1996 for Federal income tax purposes, post-October currency losses of $24,000.

  3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, the Portfolio's custodian bank takes possession of the under-lying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collat-eral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  4. FOREIGN CURRENCY TRANSLATION: The books and records of the Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars last quoted by a major bank. The Portfolio does not isolate that portion of re-alized or unrealized gains and losses resulting from changes in the for-eign exchange rate from fluctuations arising from changes in the market prices of the securities. Net realized gains and losses on foreign cur-rency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign cur-rencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Port-folio's books and the U.S. dollar equivalent amounts actually received or paid.

  5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Portfolio may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in cur-rency exchange rates. The contract is marked-to-market daily using the forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio recognizes realized gain or loss when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these

                      MJI INTERNATIONAL EQUITY PORTFOLIO
  contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency rel-ative to the U.S. dollar.

  6. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income annually. Any realized net capital gains will normally be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These dif-ferences are primarily due to differing book and tax treatments for for-eign currency transactions and deferred organization costs.

  Permanent book and tax basis differences relating to shareholder distribu-tions may result in reclassifications to undistributed net investment in-come (loss), accumulated net realized gain (loss) and paid in capital.

  7. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest in-come is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which can-not be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Additionally, certain expenses are apportioned among the portfolios of the UAM Funds and AEW Commercial Mortgage Securities Fund, Inc. ("AEW"), an affiliated closed-end manage-ment investment company, based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets for custodian balance credits. Costs incurred by the Portfolio in connection with its organization have been deferred and are being amortized on a straight-line basis over a five year period.

  Current year permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of cal-culating net investment income (loss) per share in the financial high-lights.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Murray Johnstone International Ltd. (the "Adviser"), an indirect wholly-owned

                      MJI INTERNATIONAL EQUITY PORTFOLIO
subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.75% of average daily net assets. Effective July 1, 1995, the Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume ex-penses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offsets arrangements, from exceeding 1.50% of average daily net assets. Prior to July 1, 1995, the Adviser volun-tarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses from exceeding 1.00% of average daily net assets.

C. ADMINISTRATION SERVICES: Effective April 15, 1996, UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent serv-ices to the UAM Funds and AEW under an Administration Agreement (the "Agree-ment"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 mil-lion of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and are sub-ject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee in-creases to $90,000. In addition, the Administrator receives a Portfolio-spe-cific monthly fee of 0.06% of average daily net assets of the Portfolio. Also effective April 15, 1996, the Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), a whol-ly-owned subsidiary of The Chase Manhattan Bank, N.A., under which CGFSC agrees to provide certain services, including but not limited to, administra-tion, fund accounting, dividend disbursing and transfer agent services. Pursu-ant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee.

Prior to April 15, 1996, CGFSC, formerly Mutual Funds Service Company ("MFSC"), served as the administrator to the UAM Funds and AEW. For its serv-ices as administrator CGFSC received annual fees, computed daily and payable monthly, based on the combined aggregate average daily net assets of the UAM Funds and AEW, as follows: 0.20% of the first $200 million of the combined ag-gregate net assets; plus 0.12% of the next $800 million of the combined aggre-

                      MJI INTERNATIONAL EQUITY PORTFOLIO
gate net assets; plus 0.08% of the combined aggregate net assets in excess of $1 billion but less than $3 billion; plus 0.06% of the combined aggregate net assets in excess of $3 billion. The fees were allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and were subject to a graduated minimum fee schedule per portfolio which rose from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. Prior to September 1, 1995, MFSC was an affiliate of United States Trust Company of New York and provided administrative services to the UAM Funds and AEW under the same terms, conditions and fees as stated above for CGFSC.

For the period April 15, 1996 to April 30, 1996, UAM Fund Services, Inc. earned $3,134 from the Portfolio as Administrator.

D. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), formerly known as RFI Distributors (a division of Regis Retirement Plan Serv-ices, Inc.), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

E. PURCHASES AND SALES: For the year ended April 30, 1996, the Portfolio made purchases of approximately $7,998,000 and sales of approximately $4,438,000 of investment securities other than long-term U.S. Government and short-term se-curities. There were no purchases and sales of long-term U.S. Government secu-rities.

F. TRUSTEES' FEES: Each Trustee, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds and AEW, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and AEW, and reimbursement of ex-penses incurred in attending Trustee meetings.

G. LINE OF CREDIT: The Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to partici-pate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of portfolio shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.75%. In addition, a commitment fee of 1/10th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. During the year ended April 30, 1996, the Portfolio had no borrowings under the agreement.

                      MJI INTERNATIONAL EQUITY PORTFOLIO

H. OTHER: At April 30, 1996, 40.1% of total shares outstanding were held by one record shareholder.

At April 30, 1996, the net assets of the Portfolio was substantially comprised of foreign denominated securities and/or currency. Changes in currency ex-change rates will affect the value of and investment income from such securi-ties and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of
UAM Funds Trust and Shareholders of
MJI International Equity Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial high-lights present fairly, in all material respects, the financial position of the MJI International Equity Portfolio (the "Portfolio"), a Portfolio of UAM Funds Trust, at April 30, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in con-formity with generally accepted accounting principles. These financial state-ments and financial highlights (hereafter referred to as "financial state-ments") are the responsibility of the Portfolio's management; our responsibil-ity is to express an opinion on these financial statements based on our au-dits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial state-ments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presenta-tion. We believe that our audits, which included confirmation of securities at April 30, 1996 by correspondence with the custodian and brokers and the appli-cation of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
June 14, 1996



-------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION: (UNAUDITED)

Foreign taxes accrued during the period ended April 30, 1996 amounting to ap-proximately $18,000 are expected to be passed through to the shareholders as foreign tax credits on Form 1099--DIV for the year ending December 31, 1996 which shareholders of this Portfolio will receive in late January 1997.

MJI INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996 (Unaudited)
    The accompanying notes are an integral part of the financial statements.

                                                              SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS (94.1%)
--------------------------------------------------------------------------------
ARGENTINA (2.4%)
 Banco Frances del Rio de la Plata S.A. ADR..................  7,000 $   183,750
 *Disco S.A. ADR.............................................  3,000      67,500
 Transportadora de Gas del Sur S.A. ADR......................  4,700      54,638
 YPF S.A. ADR................................................  8,600     195,650
                                                                     -----------
                                                                         501,538
--------------------------------------------------------------------------------
AUSTRALIA (3.8%)
 Australia & New Zealand Banking Group Ltd. ................. 65,000     379,647
 National Australia Bank Ltd. ............................... 13,500     148,178
 News Corp., Ltd. ........................................... 45,000     256,056
                                                                     -----------
                                                                         783,881
--------------------------------------------------------------------------------
CHILE (1.7%)
 Quimica y Minera Chile S.A. ADR.............................  6,200     356,500
--------------------------------------------------------------------------------
FRANCE (6.0%)
 Cie Generale des Eaux.......................................  1,790     214,020
 LVMH (Moet Hennessy Louis Vuitton)..........................    900     206,235
 Lyonnaise des Eaux-Dumez....................................  1,034      91,458
 Michelin, Class B...........................................  2,600     125,416
 Parisienne de Reescompte....................................    885      70,312
 *SGS-Thomson Microelectronics N.V...........................  5,400     286,263
 Total S.A., Class B.........................................  3,200     250,417
                                                                     -----------
                                                                       1,244,121
--------------------------------------------------------------------------------
GERMANY (5.8%)
 Bayerische Motoren Werke AG.................................    940     550,895
 Commerzbank AG..............................................  2,120      47,555
 Mannesmann AG...............................................    653     254,556
 Volkswagen AG...............................................    915     362,433
                                                                     -----------
                                                                       1,215,439
--------------------------------------------------------------------------------

MJI INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996 (Unaudited)
    The accompanying notes are an integral part of the financial statements.

                                                             SHARES    VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
HONG KONG (7.8%)
 Amoy Properties Ltd. ...................................... 280,000 $   345,850
 Cheung Kong Holdings, Ltd. ................................  43,000     344,814
 Hong Kong Land Holdings, Ltd............................... 150,000     334,500
 Hutchison Whampoa Ltd......................................  40,000     279,369
 Swire Pacific Ltd., Class A................................  35,000     308,955
                                                                     -----------
                                                                       1,613,488
--------------------------------------------------------------------------------
IRELAND (2.0%)
 Allied Irish Banks plc.....................................  43,414     275,157
 Smurfit (Jefferson) Group plc..............................  51,000     139,004
                                                                     -----------
                                                                         414,161
--------------------------------------------------------------------------------
ITALY (3.8%)
 ENI S.p.A. ................................................  24,000     115,066
 Fiat S.p.A. ...............................................  33,800      90,450
 Instituto Mobiliare Italiano S.p.A.........................  33,500     265,405
 Italcementi Fabbriche Riunit...............................   2,650      14,052
 Parmalat Finanziaria S.p.A. ............................... 148,800     213,581
 Telecom Italia Mobile S.p.A................................  39,990      82,735
                                                                     -----------
                                                                         781,289
--------------------------------------------------------------------------------
JAPAN (13.9%)
 EISAI Co., Ltd. ...........................................   7,000     125,561
 Itochu Corp................................................  37,000     223,503
 JGC Corp...................................................  23,000     242,680
 Matsumoto Kenko Co., Ltd...................................     400      14,948
 Matsushita Communication Industrial........................   9,000     238,196
 Mori Seiki.................................................   9,000     132,946
 Nippon Sanso KK Corp.......................................  18,000      76,761
 Nippon Steel Co............................................  82,000     239,374
 Nissan Motor Co., Ltd......................................  33,000     249,828
 Nitto Denko Corp...........................................  16,000     237,756
 Sanwa Bank Ltd.............................................  13,000     221,753
 Shiseido Co., Ltd..........................................  20,000     233,887

MJI INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996 (Unaudited)
    The accompanying notes are an integral part of the financial statements.

                                                             SHARES    VALUE+
--------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
 JAPAN--(CONTINUED)
  Sumitomo Electric Industries..............................  14,000 $   184,648
  Suzuki Motor Co., Ltd.....................................  23,000     234,591
  Tokyo Style...............................................  15,000     228,172
                                                                     -----------
                                                                       2,884,604
--------------------------------------------------------------------------------
 MALAYSIA (4.4%)
  Genting Bhd. .............................................  26,000     194,537
  Hicom Holdings Bhd. ...................................... 150,000     400,831
  Malayan Banking Bhd.......................................  33,000     326,603
                                                                     -----------
                                                                         921,971
--------------------------------------------------------------------------------
 MEXICO (3.8%)
 *Cifra S.A. de C.V. Class B................................ 205,000     261,457
  Desc S.A. de C.V. ADR.....................................   9,000     173,250
 *Empresas ICA S.A. de C.V. ADR.............................   7,000      91,000
 *Grupo Industrial Durango ADR..............................   5,500      59,813
 *Telefonos de Mexico S.A. ADR, Class L.....................   6,800     207,400
                                                                     -----------
                                                                         792,920
--------------------------------------------------------------------------------
 NETHERLANDS (5.4%)
  Elsevier N.V..............................................  19,340     321,403
  ING Groep N.V.............................................   7,250     226,015
  Vendex International N.V. BDR ............................   7,300     294,684
  VNU.......................................................  15,040     272,987
                                                                     -----------
                                                                       1,115,089
--------------------------------------------------------------------------------
 NEW ZEALAND (1.7%)
  Carter Holt Harvey Ltd. ..................................  85,000     191,156
  Lion Nathan Ltd...........................................  60,000     154,876
                                                                     -----------
                                                                         346,032
--------------------------------------------------------------------------------
 NORWAY (1.6%)
  Norsk Hydro...............................................   6,910     318,543
--------------------------------------------------------------------------------

MJI INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996 (Unaudited)
    The accompanying notes are an integral part of the financial statements.

                                                              SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
SINGAPORE (3.7%)
 City Developments Ltd....................................... 45,000 $   354,683
 Keppel Corp., Ltd........................................... 40,000     298,232
 Singapore Land Ltd.......................................... 20,000     110,772
                                                                     -----------
                                                                         763,687
--------------------------------------------------------------------------------
SPAIN (4.2%)
 General de Aguas de Barcelona S.A...........................  2,400      98,236
 Empresa Nacional de Electricidad S.A........................  3,300     202,094
 Iberdrola S.A............................................... 12,700     134,937
 Telefonica de Espana S.A.................................... 15,970     320,577
 Vallehermoso S.A............................................  6,220     122,907
                                                                     -----------
                                                                         878,751
--------------------------------------------------------------------------------
SWITZERLAND (4.6%)
 ABB AG (Bearer).............................................     33      40,838
 Ciba-Geigy AG (Registered)..................................    203     250,413
 Sandoz AG (Registered)......................................    192     222,241
 Winterthur Schweizerische (Registered)......................    421     251,159
 Zurich Versicherungs (Registered)...........................    710     194,628
                                                                     -----------
                                                                         959,279
--------------------------------------------------------------------------------
THAILAND (1.4%)
 Bangkok Bank plc............................................ 27,000     288,113
--------------------------------------------------------------------------------
UNITED KINGDOM (16.1%)
 Abbey National plc.......................................... 12,400     128,933
 BOC Group plc............................................... 18,500     260,845
 British Airport Authority plc............................... 28,700     232,337
 British Petroleum Co. plc................................... 21,800     234,477
 Cadbury Schweppes plc....................................... 23,400     194,572
 Carlton Communications plc.................................. 32,000     256,187
 Commercial Union plc........................................ 14,800     156,176
 Glaxo Wellcome plc.......................................... 16,100     252,549
 Grand Metropolitan plc...................................... 27,500     207,408
 Kingfisher plc.............................................. 19,400     206,296

MJI INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996 (Unaudited)
   The accompanying notes are an integral part of the financial statements.

                                                          SHARES     VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
UNITED KINGDOM--(CONTINUED)
 Lloyds TSB Group plc..................................     27,120 $   171,886
 National Westminster Bank plc.........................      6,000      68,489
 Rank Group plc........................................     24,200     160,861
 Rolls-Royce plc.......................................     45,600     188,470
 Safeway Group plc.....................................     36,300     215,301
 Williams Holdings plc.................................     37,300     220,929
 Wolseley plc..........................................     24,800     192,089
                                                                   -----------
                                                                     3,347,805
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $18,881,048).................             19,527,211
-------------------------------------------------------------------------------
                                                           FACE
                                                          AMOUNT
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (6.8%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT
 Chase Securities, Inc. 5.58%, dated 10/31/96,
   due 11/1/96, to be repurchased at $1,398,217,
   collateralized by $1,351,321 of various
   U.S. Treasury Notes, 5.875%-7.75%, due
   3/31/99-11/30/99, valued at $1,398,003
   (COST $1,398,000)................................... $1,398,000 $ 1,398,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.9%)
  (COST $20,279,048)(A)................................             20,925,211
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET) (-0.9%).............               (183,426)
-------------------------------------------------------------------------------
NET ASSETS (100%)......................................            $20,741,785
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 +  See Note A to Financial Statements.
 *  Non-Income Producing Security.
ADR--American Depository Receipt.
BDR--British Depository Receipt.
(a) The cost for federal income tax and book purposes was $20,279,048. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $646,163. This consisted of aggregate gross unrealized appre-ciation for all securities in which there was an excess of market value over tax cost of $1,124,655 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $478,492.

MJI INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996 (Unaudited)
    The accompanying notes are an integral part of the financial statements. At October 31, 1996 sector diversification of the Portfolio was as follows:

                                                             % OF
                                                             NET
SECTOR DIVERSIFICATION                                      ASSETS     VALUE
--------------------------------------------------------------------------------
Agriculture................................................   1.7%  $   351,576
Automotive.................................................   8.1     1,676,667
Banks......................................................   8.1     1,686,383
Basic Resources............................................   1.1       234,981
Beverages, Food & Tobacco..................................   2.7       563,030
Broadcasting & Publishing..................................   4.1       850,577
Building Materials.........................................   1.0       207,036
Capital Equipment..........................................   1.9       387,502
Chemicals..................................................   4.9     1,012,649
Construction...............................................   2.1       425,138
Consumer Durables..........................................   1.8       380,658
Consumer Non-Durables......................................   2.1       440,122
Electronics................................................   3.7       762,215
Energy.....................................................   2.3       484,765
Entertainment & Leisure....................................   1.7       355,398
Financial Services.........................................   5.5     1,140,557
Holding Company............................................   1.9       400,831
Industrial.................................................   1.2       239,374
Insurance..................................................   1.7       350,804
Machine....................................................   0.2        40,838
Manufacturing..............................................   0.6       125,416
Oil and Gas................................................   1.8       365,483
Paper & Packaging..........................................   1.9       389,972
Pharmaceuticals............................................   3.5       725,202
Print and Publishing.......................................   1.2       256,057
Real Estate................................................   7.8     1,613,525
Repurchase Agreement.......................................   6.8     1,398,000
Retail.....................................................   5.0     1,045,239
Services...................................................   1.1       223,503
Telecommunications.........................................   1.7       362,105
Textiles & Apparel.........................................   1.1       228,172
Transportation.............................................   4.0       839,524
Utilities..................................................   6.6     1,361,912
                                                            -----   -----------
Total Investments.......................................... 100.9%  $20,925,211
Other Assets and Liabilities...............................  (0.9)     (183,426)
                                                            -----   -----------
Net Assets................................................. 100.0%  $20,741,785
                                                            =====   ===========

MJI INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996 (Unaudited)

--------------------------------------------------------------------------------
ASSETS
 Investments, at Cost, Including Foreign Currency.................. $20,288,070
                                                                    ===========
 Investments, at Value............................................. $20,925,211
 Foreign Currency..................................................       9,064
 Receivable for Investments Sold...................................     151,431
 Dividends Receivable..............................................      26,458
 Receivable for Portfolio Shares Sold..............................      18,600
 Foreign Withholding Tax Reclaim Receivable........................      10,047
 Deferred Organization Costs--Note A...............................       5,592
 Interest Receivable...............................................         217
 Other Assets......................................................         399
--------------------------------------------------------------------------------
  Total Assets.....................................................  21,147,019
--------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased.................................     349,740
 Payable for Investment Advisory Fees--Note B......................       5,664
 Payable for Portfolio Shares Redeemed.............................      11,250
 Payable for Administrative Fees--Note C...........................       8,859
 Payable due to Custodian Bank--Note D.............................       4,236
 Payable for Trustees' Fees--Note F................................         608
 Other Liabilities.................................................      24,877
--------------------------------------------------------------------------------
  Total Liabilities................................................     405,234
--------------------------------------------------------------------------------
NET ASSETS......................................................... $20,741,785
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NET ASSETS CONSISTS OF:
 Paid in Capital................................................... $20,100,420
 Undistributed Net Investment Income...............................      15,155
 Accumulated Net Realized Loss.....................................     (18,255)
 Unrealized Appreciation...........................................     644,465
--------------------------------------------------------------------------------
NET ASSETS......................................................... $20,741,785
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding (Unlimited authorization,
   no par value)...................................................   2,061,632
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE........... $     10.06
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MJI INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF OPERATIONS

                                                                      SIX MONTHS
                                                                         ENDED
                                                                      OCTOBER 31,
                                                                         1996
                                                                      (UNAUDITED)
---------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends................................................             $ 113,185
 Interest.................................................                19,747
 Less Foreign Taxes Withheld..............................               (12,824)
---------------------------------------------------------------------------------
  Total Income............................................               120,108
---------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fees..............................................  $ 41,816
  Less: Fees Waived.......................................   (41,816)        --
                                                            --------
 Administrative Fees--Note C..............................                48,567
 Custodian Fees--Note D...................................                12,169
 Printing Fees............................................                10,812
 Filing and Registration Fees.............................                 9,265
 Audit Fees...............................................                 7,436
 Trustees' Fees--Note F...................................                 1,277
 Amortization of Organization Expense--Note A.............                   981
 Other Expenses...........................................                 2,149
 Fees Assumed by Adviser--Note B..........................                (7,811)
---------------------------------------------------------------------------------
  Total Expenses..........................................                84,845
 Expense Offset--Note A...................................                  (163)
---------------------------------------------------------------------------------
  Net Expenses............................................                84,682
---------------------------------------------------------------------------------
NET INVESTMENT INCOME.....................................                35,426
---------------------------------------------------------------------------------
NET REALIZED LOSS:
 Investments..............................................              (174,500)
 Foreign Currency Transactions............................               (28,264)
---------------------------------------------------------------------------------
TOTAL NET REALIZED LOSS ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS...................................              (202,764)
---------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
 Investments..............................................               119,736
 Foreign Currency Translations............................                (3,399)
---------------------------------------------------------------------------------
TOTAL NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION..               116,337
---------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS AND FOREIGN CURRENCY..............               (86,427)
---------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS......             $ (51,001)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MJI INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         SIX MONTHS
                                                            ENDED
                                                         OCTOBER 31,  YEAR ENDED
                                                            1996       APRIL 30,
                                                         (UNAUDITED)     1996
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
 Net Investment Income.................................  $    35,426  $    63,397
 Net Realized Gain (Loss)..............................     (202,764)     142,191
 Net Change in Unrealized Appreciation/Depreciation....      116,337      453,055
----------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Operations.........................................      (51,001)     658,643
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.................................          --        (4,038)
 In Excess of Net Investment Income....................          --       (20,271)
 Net Realized Gain.....................................          --       (16,206)
----------------------------------------------------------------------------------
  Total Distributions..................................          --       (40,515)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.......................................   13,950,569    4,553,899
   --In Lieu of Cash Distributions.....................          --        40,436
 Redeemed..............................................   (1,749,821)  (2,155,730)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.........   12,200,748    2,438,605
----------------------------------------------------------------------------------
Total Increase.........................................   12,149,747    3,056,733
Net Assets:
 Beginning of Period...................................    8,592,038    5,535,305
----------------------------------------------------------------------------------
 End of Period (including undistributed and
   distributions in excess of net investment income of
   $15,155 and $(20,271), respectively)................  $20,741,785  $ 8,592,038
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued........................................    1,398,660      465,365
  In Lieu of Cash Distributions........................          --         4,217
  Redeemed.............................................     (173,854)    (215,563)
----------------------------------------------------------------------------------
                                                           1,224,806      254,019
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MJI INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             SIX MONTHS
                                                ENDED      YEAR     SEPTEMBER
                                             OCTOBER 31,   ENDED    1994** TO
                                                1996     APRIL 30,  APRIL 30,
                                             (UNAUDITED)   1996       1995
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........   $ 10.27    $  9.50    $ 10.00
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income......................      0.03       0.07       0.04
 Net Realized and Unrealized Gain (Loss) on
   Investments..............................     (0.24)      0.75      (0.54)++
-------------------------------------------------------------------------------
  Total from Investment Operations..........     (0.21)      0.82      (0.50)
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income......................       --       (0.00)@      --
 In Excess of Net Investment Income.........       --       (0.03)       --
 Net Realized Gain..........................       --       (0.02)       --
-------------------------------------------------------------------------------
  Total Distributions.......................       --       (0.05)       --
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............   $ 10.06    $ 10.27    $  9.50
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN+...............................     (2.05)%     8.67%    (5.00)%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
 Net Assets, End of Period (Thousands)......   $20,742     $8,592    $ 5,535
 Ratio of Expenses to Average Net Assets....      1.50%*     1.45%      1.00%*
 Ratio of Net Investment Income to Average
   Net Assets...............................      0.63%*     0.88%      1.49%*
 Portfolio Turnover Rate....................        36%        59%        81%
 Average Commission Rate#...................   $0.0296    $0.0316        N/A
-------------------------------------------------------------------------------
 Voluntary Waived Fees and Expenses Assumed
   by the Adviser...........................   $  0.04    $  0.13    $  0.13
 Ratio of Expenses to Average Net Assets
   Including Expense Offsets................      1.50%*     1.43%*     1.00%**
-------------------------------------------------------------------------------

 *  Annualized
**  Commencement of Operations
 + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.
++ The amount shown for the period ended October 31, 1996 for a share outstanding throughout that year does not accord with the aggregate net gains on investments for that year because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.
# Beginning with fiscal year 1996, the portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.
@   Amount is less than $0.01 per share.

   The accompanying notes are an integral part of the financial statements.

                      MJI INTERNATIONAL EQUITY PORTFOLIO

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
  UAM Funds Trust and UAM Funds, Inc. (collectively the "UAM Funds") are reg-istered under the Investment Company Act of 1940, as amended. The MJI Interna-tional Equity Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a diversified, open-end management investment company. At October 31, 1996, the UAM Funds were composed of forty active portfolios. The financial state-ments of the remaining portfolios are presented separately. The objective of the MJI International Equity Portfolio is to provide maximum total return, in-cluding both capital appreciation and current income, by investing primarily in the common stocks of companies based outside of the United States.

  A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

    1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valua-tion is made or, if no sale occurred on such day, at the bid price on such day. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted se-curities are valued at the current bid price. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Trustees.

    2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provi-sion for Federal income taxes is required in the financial statements.

    The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Portfolio accrues such taxes when the related income is earned.

    3. REPURCHASE AGREEMENTS: In connection with transactions involving re-purchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of

                      MJI INTERNATIONAL EQUITY PORTFOLIO
  the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the col-lateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Portfolio may transfer their daily uninvested cash bal-ances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collat-eral requirements as discussed above.

    4. FOREIGN CURRENCY TRANSLATION: The books and records of the Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Portfolio does not isolate that por-tion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gain and loss on investments on the statement of operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign cur-rencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Port-folio's books and the U.S. dollar equivalent amounts actually received or paid.

    5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Portfolio may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in cur-rency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio recognizes realized gain or loss when the contract is closed, equal to the difference between the value of the contract at the time

                      MJI INTERNATIONAL EQUITY PORTFOLIO
  it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally lim-ited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

    6. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income annually. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These dif-ferences are primarily due to differing book and tax treatments for for-eign currency transactions and deferred organization costs.

    Permanent book and tax basis differences relating to shareholder distri-butions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

    7. ORGANIZATION COSTS: Costs incurred by the Portfolio in connection with its organization have been deferred and are being amortized on a straight-line basis over a five year period.

    8. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest in-come is recognized on the accrual basis. Discounts and premiums on securi-ties purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attrib-uted to a particular portfolio. Expenses which cannot be directly attrib-uted are apportioned among the portfolios of the UAM Funds based on their relative net assets. Additionally, certain expenses are apportioned among the portfolios of the UAM Funds and AEW Commercial Mortgage Securities Fund, Inc. ("AEW"), an affiliated closed-end management investment compa-ny, based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets for custodian balance cred-its.

                      MJI INTERNATIONAL EQUITY PORTFOLIO

  B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Murray Johnstone International Ltd., (the "Adviser"), provides investment ad-visory services to the Portfolio at a fee calculated at an annual rate of 0.75% of average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.50% of average daily net assets.

  C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund ac-counting, dividend disbursing and transfer agent services to the UAM Funds and AEW under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined ag-gregate net assets; plus 0.07% of the next $2 billion of the combined aggre-gate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon in-ception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.06% of average daily net assets of the Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent serv-ices. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the period ended October 31, 1996, $45,261 was paid to CGFSC for their services.

  D. CUSTODIAN: Effective July 17, 1996, The Chase Manhattan Bank (the "Bank"), an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement. For the period July 17, 1996 to October 31, 1996, the amount charged to the Portfolio by the Bank aggregated $7,210, all of which is unpaid at October 31, 1996.

  E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

                      MJI INTERNATIONAL EQUITY PORTFOLIO

  F. TRUSTEES' FEES: Each Trustee, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds and AEW, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and AEW, and reimbursement of ex-penses incurred in attending Trustee meetings.

  G. PURCHASES AND SALES: For the period ended October 31, 1996, the Portfolio made purchases of $15,538,657 and sales of $3,966,361 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

  H. LINE OF CREDIT: The Portfolio, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to partici-pate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.75%. In addition, a commitment fee of 1/10th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the period ended October 31, 1996, the Portfolio had no borrowings under the agreement.

  I. OTHER: At October 31, 1996, 52.6% of total shares outstanding were held by 2 record shareholders owning more than 10% of the aggregate total shares outstanding.

  At April 30, 1996, the net assets of the Portfolio was substantially com-prised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such secu-rities and currency.

  Foreign security and currency transactions may involve certain considera-tions and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

                                    PART B

                                   UAM FUNDS

-------------------------------------------------------------------------------

                          NEWBOLD'S EQUITY PORTFOLIO

                          INSTITUTIONAL CLASS SHARES
                      INSTITUTIONAL SERVICE CLASS SHARES

-------------------------------------------------------------------------------

            STATEMENT OF ADDITIONAL INFORMATION -- JANUARY 3, 1997

  This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds Trust (the "UAM Funds" or the "Fund") for the Newbold's Equity Portfolio dated January 3, 1997 relating to the Institutional Class Shares, and the Prospectus dated January 3, 1997 relating to the Insti-tutional Service Class Shares (the "Service Class Shares"). To obtain the Pro-spectuses, please call the UAM Funds Service Center:

                                1-800-638-7983

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Objective and Policies..........................................   2
Purchase of Shares.........................................................   7
Redemption of Shares.......................................................   8
Shareholder Services.......................................................   9
Investment Limitations.....................................................  10
Management of the Fund.....................................................  11
Investment Adviser.........................................................  15
Service and Distribution Plans.............................................  15
Portfolio Transactions.....................................................  18
Administrative Services....................................................  19
Performance Calculations...................................................  20
General Information........................................................  24
Appendix -- Description of Securities and Ratings.......................... A-1
Financial Statements.......................................................  26

                       INVESTMENT OBJECTIVE AND POLICIES

  The following policies supplement the investment objective and policies of the Newbold's Equity Portfolio (the "Portfolio") as set forth in the Prospec-tuses for the Institutional Class Shares and Service Class Shares of the Port-folio:

LENDING OF SECURITIES
  The Portfolio may lend its investment securities to qualified brokers, deal-ers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not incon-sistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the bor-rower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities is-sued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loans, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio re-ceives reasonable interest on the loan (which may include the Portfolio in-vesting any cash collateral in interest bearing short-term investments). As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repur-chase agreements as discussed in the Prospectus.

FOREIGN SECURITIES
  Investors should recognize that investing in foreign companies directly or through the purchase of American Depositary Receipts ("ADRs") involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently de-nominated in foreign currencies, investments may be affected favorably or un-favorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

  As foreign companies are not generally subject to uniform accounting, audit-ing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Secu-rities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less gov-ernment supervision and regulation of stock exchanges, brokers and listed com-panies than in the U.S. In addition, with respect to certain foreign coun-tries, there is the possibility of expropriation or confiscatory taxation, po-litical or social instability, or diplomatic developments which could affect U.S. investments in those countries.

  Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the in-come received from the companies comprising the Portfolios' investments. How-ever, these foreign withholding taxes are not expected to have a significant impact.

HEDGING STRATEGIES
  The Portfolio may engage in various portfolio strategies to hedge against adverse movements in the equity markets. The Portfolio may buy or sell futures contracts, write (i.e., sell) covered call options on its portfolio securi-ties, purchase put and call options on securities and engage in transactions in related options on such futures. Each of these portfolio strategies is de-scribed below. Although certain risks are involved in options and futures transactions, the Adviser believes that, because the Portfolio will engage in options and futures transactions only for hedging purposes, the options and futures portfolio strategies of the Portfolio will not subject it to the risks frequently associated with the speculative use of options and futures transac-tions. While the Portfolio's use of hedging strategies is intended to reduce the volatility of the net asset value of the Portfolio shares, the Portfolio's net asset value will fluctuate. There can be no assurance that the Portfolio's hedging transactions will be effective. Also, the Portfolio may not necessar-ily be engaging in hedging activities when movements in any particular equity market occur.

FUTURES CONTRACTS
  The Portfolio may enter into futures contracts for the purposes of hedging, remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agen-cy.

  Although futures contracts by their terms call for actual delivery or ac-ceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Clos-ing out an open futures position is done by taking an opposite position ("buy-ing" a contract which has previously been "sold" or "selling" a contract pre-viously "purchased") in an identical contract to terminate the position. Bro-kerage commissions are incurred when a futures contract is bought or sold.

  Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure comple-tion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Generally, margin deposits are structured as percentages (e.g., 5%) of the market value of the contracts being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Con-versely, change in the contract value may reduce the required margin, result-ing in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Portfolio expects to earn interest income on its margin de-posits.

  Traders in futures contracts may be broadly classified as either "hedgers" or "speculators". Hedgers use the futures markets primarily to offset unfavor-able changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade and use futures contracts with the expectation of realizing profits from a fluctuation in in-terest rates. The Portfolio intends to use futures contracts only for hedging purposes.

  Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide straddles or that the Fund's commod-ity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of the Portfo-lio. The Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an in-crease in the price of securities it intends to purchase. As evidence of this hedging interest, the Portfolio expects that approximately 75% of its futures contracts purchases will be "completed", that is, equivalent amounts of re-lated securities will have been purchased or will be purchased by the Portfo-lio on the settlement date of the futures contracts.

  Although techniques other than the sale and purchase of futures contracts could be used to control the Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this expo-sure. While the Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS
  The Portfolio will not enter into futures contract transactions to the ex-tent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addi-tion, the Portfolio will not enter into futures contracts to the extent that its outstanding obliga-tions to purchase securities under these contracts would exceed 20% of its to-tal assets.

RISK FACTORS IN FUTURES TRANSACTIONS
  The Portfolio will minimize the risk that it will be unable to close out a futures position by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular futures contract at any given time. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Portfolio would con-tinue to be required to make daily cash payments to maintain its required mar-gin. In such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inabil-ity to close futures positions also could have an adverse impact on the Port-folio's ability to effectively hedge.

  The risk of loss in trading futures contracts in some strategies can be sub-stantial due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and sub-stantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in excess of the amount invested in the contract. However, because the futures strategies of the Portfolio are engaged in only for hedging purposes, the Adviser does not believe that the Portfolio is subject to the risks of loss frequently as-sociated with futures transactions. The Portfolio would presumably have sus-tained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

  Utilization of futures transactions by the Portfolio does involve the risk of imperfect or no correlation where the securities underlying the futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Portfolio could lose money on futures contracts and also experience a decline in value of portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

  Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfa-vorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

  Futures contracts may be traded on foreign exchanges. Such transactions are subject to the risks of governmental actions affecting trading in or the prices of the securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading vol-ume.

OPTIONS
  The Portfolio may purchase and sell put and call options on securities and futures contracts for hedging purposes. Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addi-tion, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option com-pared to either the futures contract on which it is based or the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. For example, there are significant differences between the securities, futures and options markets that could re-sult in an imperfect correlation between these markets, causing a given trans-action not to achieve its objective. A decision as to whether, when, and how to use options involves the exercise of skill and judgment by the Adviser, and even a well-conceived transaction may be unsuccessful because of market behav-ior or unexpected events.

WRITING COVERED CALL OPTIONS
  The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on securities alone. By writing covered call options, the Portfolio gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying secu-rity above the option exercise price. In addition, the Portfolio's ability to sell the underlying security will be limited while the option is in effect un-less the Portfolio effects a closing purchase transaction. A closing purchase transaction cancels out the Portfolio's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining. The Portfolio writes only covered options, which means that so long as the Portfolio is obligated as the writer of the option it will, in a segregated account with its custodi-an, maintain cash, U.S. government securities or high grade liquid debt or eq-uity securities denominated in U.S. dollars with a value equal to or greater than the exercise price of the underlying securities.

PURCHASING OPTIONS
  The amount of any appreciation in the value of the underlying security sub-ject to a put will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from a sale will depend on whether the amount received is more or less than the pre-mium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Portfolio's position as purchaser of an op-tion by means of an offsetting sale of an identical option prior to the expi-ration of the option it has purchased. In certain circumstances, the Portfolio may purchase call options on securities held in its investment portfolio on which it has written call options or on securities which it intends to pur-chase.

                              PURCHASE OF SHARES

  Both Classes of shares of the Portfolio may be purchased without sales com-mission at the net asset value per share next determined after an order is re-ceived in proper form by the Fund, and payment is received by the Fund's cus-todian. The minimum initial investment required for the Portfolio is 2,500 with certain exceptions as may be determined from time to time by the officers of the Fund. The initial investment minimum for IRA accounts is $500. The ini-tial investment minimum for spousal IRA accounts is $250. The minimum for any subsequent investment is $100. An order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange (the "Exchange") will be exe-cuted at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper re-ceipt. The Exchange will be closed on the following days: Presidents' Day, February 17, 1997; Good Friday, March 28, 1997; Memorial Day, May 26, 1997; Independence Day, July 4, 1997; Labor Day, September 1, 1997; Thanksgiving Day, November 27, 1997; Christmas Day, December 25, 1997 and New Year's Day, January 1, 1998.

  The Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interests of the Fund, and (3) to re-duce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Portfolio's shares.

                             REDEMPTION OF SHARES

  The Portfolio may suspend redemption privileges or postpone the date of pay-ment (1) during any period that both the Exchange and custodian bank are closed or trading on the Exchange is restricted as determined by the Commis-sion, (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to fairly determine the value of its assets, and (3) for such other periods as the Commission may per-mit. The Fund has made an election with the Commission to pay in cash all re-demptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash as the Board of Trustees may deem advisable; however, payment will be made wholly in cash un-less the Board of Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "How Share Prices are Deter-mined", and a redeeming shareholder would normally incur brokerage expenses if those securities were converted to cash.

  No charge is made by the Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

SIGNATURE GUARANTEES
  To protect your account, the Fund and Chase Global Funds Services Company (the "Sub-Administrator") from fraud, signature guarantees are required for certain redemptions. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) or the registered address or (2) share transfer requests. The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption.

  Signatures must be guaranteed by an "eligible guarantor institution" as de-fined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, na-tional securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institution is available from the Sub-Administrator. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Sig-nature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

  The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                             SHAREHOLDER SERVICES

  The following supplements the shareholder services information set forth in the Newbold's Equity Portfolio's Prospectus:

EXCHANGE PRIVILEGE
  Institutional Class Shares of the Newbold's Equity Portfolio may be ex-changed for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds, Inc. (See the list of Portfolios of the UAM Funds -- Institutional Class Shares at the end of the Newbold's Equity Portfolio Institutional Class Shares Prospectus.) Service Class Shares of the Newbold's Equity Portfolio may be exchanged for any other Service Class Shares of a Portfolio included in the UAM Funds. (For those Portfolios currently offering Service Class Shares, please call the UAM Funds Service Center). Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The ex-change privilege is only available with respect to Portfolios that are quali-fied for sale in the shareholder's state of residence.

  Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objective of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed are held by the Fund for the account of the shareholder and the regis-tration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m.

(Eastern Time) will be processed as of the close of business on the same day. Requests received after 4:00 p.m. will be processed on the next business day. Neither the Fund nor the Sub-Administrator will be responsible for the authen-ticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency, and to other restric-tions established by the Board of Trustees to assure that such exchanges do not disadvantage the Fund and its shareholders.

  For Federal income tax purposes an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, there-fore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES
  Shareholders may transfer shares of the Portfolio to another person by mak-ing a written request to the Fund. The request should clearly identify the ac-count and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Redemp-tion of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                            INVESTMENT LIMITATIONS

  The following limitations supplement those set forth in each Prospectus of the Portfolio. Whenever an investment limitation sets forth a percentage limi-tation on investment or utilization of assets, such limitation shall be deter-mined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be consid-ered when determining whether the investment complies with the Portfolio's in-vestment limitations. Investment limitations (1), (2), (3), (4) and (6) are classified as fundamental. The Portfolio's fundamental investment limitations cannot be changed without approval by a "majority of the outstanding shares" (as defined in the 1940 Act) of the Portfolio. The Portfolio will not:

   (1) invest in physical commodities or contracts on physical commodities;

   (2) purchase or sell real estate or real estate limited partnerships, al-though it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

   (3) make loans except (i) by purchasing debt securities in accordance with its investment objectives and (ii) by lending its portfolio se-curities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereun-der;

   (4) underwrite the securities of other issuers;

   (5) invest in futures and/or options on futures unless (i) not more than 5% of the Portfolio's assets are required as deposit to secure obli-gations under such futures and/or options on futures contracts pro-vided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in com-puting such 5% and (ii) not more than 20% of the Portfolio's assets are invested in futures and options;

   (6) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from (i) making any permitted borrowings, mortgages or pledges, or (ii) enter-ing into options, futures or repurchase transactions;

   (7) purchase on margin or sell short except as specified in (5) above;



   (8) invest more than an aggregate of 15% of the net assets of the Portfo-lio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets; and

  (9) invest for the purpose of exercising control over management of any company.

                            MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS
  The Officers of the Fund manage its day-to-day operations and are responsi-ble to the Fund's Board of Trustees. The Trustees set broad policies for the Fund and elect its Officers. The following is a list of the Trustees and Offi-cers of the Fund and a brief statement of their present positions and princi-pal occupations during the past five years:

JOHN T. BENNETT, JR.    Trustee of the Fund; President of Squam In-
College Road -- RFD 3   vestment Management Company, Inc. and Great
Meredith, NH 03253      Island Investment Company, Inc.; President
Age 67                  of Bennett Management Company from 1988 to
                        1993.
PHILIP D. ENGLISH       Trustee of the Fund; President and Chief
16 West Madison Street  Executive Officer of Broventure Company,
Baltimore, MD 21201     Inc.; Chairman of the Board of Chektec Cor-
Age 48                  poration and Cyber Scientific, Inc.

WILLIAM A. HUMENUK                  Trustee of the Fund; Partner in the Phila-
4000 Bell Atlantic Tower            delphia office of the law firm Dechert
1717 Arch Street                    Price & Rhoads; Director, Hofler Corp.
Philadelphia, PA 19103
Age 54

NORTON H. REAMER*                   Trustee, President and Chairman of the
One International Place             Fund; President, Chief Executive Officer
Boston, MA 02110                    and a Director of United Asset Management
Age 60                              Corporation; Director, Partner or Trustee
                                    of each of the Investment Companies of the
                                    Eaton Vance Group of Mutual Funds.

PETER M. WHITMAN, JR.*              Trustee of the Fund; President and Chief
One Financial Center Boston, MA     Investment Officer of Dewey Square Invest-
02111                               ors Corporation ("DSI") since 1988; Direc-
Age 53                              tor and Chief Executive Officer of H. T.
                                    Investors, Inc., formerly a subsidiary of
                                    DSI.

WILLIAM H. PARK*                    Vice President of the Fund; Executive Vice
One International Place Boston, MA  President and Chief Financial Officer of
02110                               United Asset Management Corporation.
Age 49

GARY L. FRENCH*                     Treasurer of the Fund; President of UAM
211 Congress Street                 Fund Services, Inc. and UAM Fund Distribu-
Boston, MA 02110                    tors, Inc.; formerly Vice President of Op-
Age 45                              erations, Development and Control of Fidel-
                                    ity Investment in 1995 to August 1995;
                                    Treasurer of the Fidelity Group of Mutual
                                    Funds from 1991 to February 1995.

MICHAEL E. DEFAO*                   Secretary of the Fund; Vice President and
211 Congress Street                 General Counsel of UAM Fund Services, Inc.
Boston, MA 02110                    and UAM Fund Distributors, Inc.; Associate
Age 28                              Attorney of Ropes & Gray (a law firm) from
                                    1993 to February 1995.

ROBERT R. FLAHERTY*                 Assistant Treasurer of the Fund; Vice Pres-
211 Congress Street                 ident of UAM Fund Services, Inc.; formerly
Boston, MA 02110                    Manager of Fund Administration and Compli-
Age 32                              ance of Chase Global Fund Services Company
                                    from 1995 to 1996; Deloitte & Touche LLP
                                    from 1985 to 1995, Senior Manager.

-----------

* These people are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

KARL O. HARTMANN*  Assistant Secretary of the Fund; Senior
73 Tremont Street  Vice President and General Counsel of Chase
Boston, MA 02108   Global Fund Services Company, Senior Vice
Age 41             President, Secretary and General Counsel of
                   Leland, O'Brien, Rubinstein Associates,
                   Inc., from November 1990 to November 1991.

-----------
* These people are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

REMUNERATION OF TRUSTEES AND OFFICERS
  The Fund pays each Trustee, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $1,050 per quarter. In addition, each unaffiliated Trustee receives a $2,000 meeting fee which is aggregated for all the Trustees and allocated proportion-ately among the Portfolios of the Fund, UAM Funds, Inc. and reimbursement for travel and other expenses incurred while attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), the Administrator or the Sub-Administrator and receive no compensation from the Fund. As of December 31, 1996, the Trustees and officers of the Fund owned less than 1% of the Fund's outstanding shares.

  The following table shows aggregate compensation paid to each of the Fund's Trustees by the Fund and total compensation paid by the Fund, UAM Funds, Inc. and AEW Commercial Mortgage Securities Fund, Inc. (collectively the "Fund Com-plex") in the fiscal year ended April 30, 1996.

COMPENSATION TABLE

          (1)                  (2)               (3)               (4)                (5)
                                             PENSION OR                       TOTAL COMPENSATION
                            AGGREGATE    RETIREMENT BENEFITS ESTIMATED ANNUAL FROM REGISTRANT AND
    NAME OF PERSON,       COMPENSATION   ACCRUED AS PART OF   BENEFITS UPON      FUND COMPLEX
        POSITION         FROM REGISTRANT    FUND EXPENSES       RETIREMENT     PAID TO TRUSTEES
    ---------------      --------------- ------------------- ---------------- -------------------
John T. Bennett, Jr. ...     $3,396                0                 0              $29,600
 Trustee
J. Edward Day...........     $3,396                0                 0              $29,600
 Former Trustee
Philip D. English.......     $3,396                0                 0              $29,600
 Trustee
William A. Humenuk......     $3,396                0                 0              $29,600
 Trustee

PRINCIPAL HOLDERS OF SECURITIES
  As of December 6, 1996, the following persons or organizations held of rec-ord 5% or more of the shares of a Portfolio:

  Newbold's Equity Portfolio Institutional Class Shares: Bryce Douglas Invest-ment Limited Partnership, P.O. Box 672, Kimberton, PA, 14.1%; J. Coggins, J.S. Grabowski, J. Conway and R. Weinberg, F/B/O Keystone Foods Corp., 401 City Av-enue, Suite 800, Bala Cynwyd, PA, 12.4%*; David G. Jones MD, Profit Sharing Plan, 1860 Nottingham Road, Allentown, PA, 8.8%; Boatmen's Trust Company, Trustee, MFA Profit Sharing & 401k Plan, P.O. Box 14737, St. Louis, MO, 7.4%*; Warren Pearlman Goldburgh, 7 Gregory Road, Lyme, PA, 7.1%, Joseph F. Rodgers MD, 1723 Sylvan Lane, Gladwyne, PA, 7.0%; James D. Jamieson, P.O. Box 95, Val-ley Forge, PA, 6.5%; W.H. Park and Joseph R. Ramrath, Trustees, F/B/O Newbold's Asset Mgmt. Employees, 950 Haverford Road, Bryn Mawr, PA, 6.4%*; and Mary Jane Littlepage, 302 Berkeley Street, Devon, PA, 5.5%.

  The persons or organizations listed above as owning 25% or more of the out-standing shares of the Portfolio may be presumed to "control" ( as that term is defined in the 1940 Act) the Portfolio. As a result, those persons or orga-nizations could have the ability to vote a majority of the shares of the Port-folio on any matter requiring the approval of shareholders of the Portfolio.

-----------
* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

                              INVESTMENT ADVISER

CONTROL OF ADVISER
  Newbold's Asset Management, Inc. (the "Adviser") is a wholly-owned subsidi-ary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has ac-quired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

  Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to op-erate under their own firm name, with their own leadership and individual in-vestment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to sepa-rate series or Portfolios of UAM Funds, Inc., a registered investment company.

ADVISORY FEES
  As compensation for services rendered by the Adviser under the Investment Advisory Agreement, the Portfolio pays the Adviser an annual fee in monthly installments, calculated by applying the following annual percentage rates to the Portfolio's average daily net assets for the month:

   Newbold's Equity Portfolio............................................. 0.50%

  From September 13, 1995 (date of commencement) to April 30, 1996, the Newbold's Equity Portfolio paid advisory fees of $0. During this period, the Adviser voluntarily waived advisory fees of $36,000. Until January 29, 1998, the Adviser has voluntarily agreed to waive all or a portion of its advisory fees and to assume operating expenses otherwise payable by the Portfolio, if necessary, in order to keep the Portfolio's total annual operating expenses from exceeding 0.90% of average daily net assets.

                        SERVICE AND DISTRIBUTION PLANS

  As stated in the Portfolio's Service Class Shares Prospectus, UAM Fund Dis-tributors, Inc. (the "Distributor") may enter into agreements with broker-dealers and other financial institutions ("Service Agents"), pursuant to which they will provide administrative support services to Service Class sharehold-ers who are their customers ("Customers") in consideration of the Fund's pay-ment of 0.15% (on an annualized basis) of the average daily net asset value of the Service Class Shares held by the Service Agent for the benefit of its Cus-tomers. Such services include:

  (a) acting as the sole shareholder of record and nominee for beneficial owners;

  (b) maintaining account records for such beneficial owners of the Fund's shares;

  (c) opening and closing accounts;

  (d) answering questions and handling correspondence from shareholders about their accounts;

  (e) processing shareholder orders to purchase, redeem and exchange shares;

  (f) handling the transmission of funds representing the purchase price or redemption proceeds;

  (g) issuing confirmations for transactions in the Fund's shares by share-holders;

  (h) distributing current copies of prospectuses, statements of additional information and shareholder reports;

  (i) assisting customers in completing application forms, selecting divi-dend and other account options and opening any necessary custody ac-counts;

  (j) providing account maintenance and accounting support for all transac-tions; and

  (k) performing such additional shareholder services as may be agreed upon by the Fund and the Service Agent, provided that any such additional shareholder services must constitute a permissible non-banking activ-ity in accordance with the then current regulations of, and interpre-tations thereof by, the Board of Governors of the Federal Reserve Sys-tem, if applicable.

  Each agreement with a Service Agent is governed by a Shareholder Service Plan (the "Service Plan") that has been adopted by the Fund's Board of Trust-ees. Pursuant to the Service Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts expended under each agreement with Service Agents and the purposes for which the expenditures were made. In addi-tion, arrangements with Service Agents must be approved annually by a majority of the Fund's Trustees, including a majority of the Trustees who are not "in-terested persons" of the company as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements.

  The Board of Trustees has approved the arrangements with Service Agents based on information provided by the Fund's service contractors that there is a reasonable likelihood that the arrangements will benefit the Fund and its shareholders by affording the Fund greater flexibility in connection with the servicing of the accounts of the beneficial owners of its shares in an effi-cient manner. Any material amendment to the Fund's arrangements with Service Agents must be approved by a majority of the Fund's Board of Trustees (including a majority of the disin-terested Trustees). So long as the arrangements with Service Agents are in ef-fect, the selection and nomination of the members of the Fund's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Company will be committed to the discretion of such non-interested Trustees.

  Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Distribu-tion Plan for the Service Class Shares of the Fund (the "Distribution Plan"). The Distribution Plan permits the Fund to pay for certain distribution, promo-tional and related expenses involved in the marketing of only the Service Class Shares.

  The Distribution Plan permits the Service Class Shares, pursuant to the Dis-tribution Agreement, to pay a monthly fee to the Distributor for its services and expenses in distributing and promoting sales of the Service Class Shares. These expenses include, among other things, preparing and distributing adver-tisements, sales literature and prospectuses and reports used for sales pur-poses, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. In addition, the Service Class Shares may make payments directly to other unaffiliated parties, who either aid in the distribution of their shares or provide services to the Class.

  The maximum annual aggregate fee payable by the Fund under the Service and Distribution Plans (the "Plans"), is 0.75% of the Service Class Shares' aver-age daily net assets for the year. The Fund's Board of Trustees may reduce this amount at any time. Although the maximum fee payable under the 12b-1 Plan relating to the Service Class Shares is 0.75% of average daily net assets of such class, the Board of Trustees has determined that the annual fee, payable on a monthly basis, under the Plans relating to the Service Class Shares, cur-rently cannot exceed 0.50% of the average daily net assets represented by the Service Class. While the current fee which will be payable under the Service Plan and Distribution Plan has been set at 0.25% and 0.15%, respectively, the Plans permit a full 0.75% on all assets to be paid at any time following ap-propriate Board approval.

  All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid by the Service Class Shares will be borne by such persons without any reimbursement from such Clas-ses. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans. From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in pro-viding administrative services to shareholders.

  The Plans, the Distribution Agreement and the form of dealer's and services agreements have all been approved by the Board of Trustees of the Fund, in-cluding a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the Plans or any related agreements, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continua-tion of the Plans, the Distribution Agreement and the related agreements must be approved annually by the Board of Trustees in the same manner, as specified above. The Newbold's Equity Portfolio Service Class Shares have not been of-fered prior to the date of this Statement.

  Each year the Trustees must determine whether continuation of the Plans is in the best interest of the shareholders of Service Class Shares and that there is a reasonable likelihood of the Plans providing a benefit to the Class. The Plans, the Distribution Agreement and the related agreements with any broker-dealer or others relating to the Class may be terminated at any time without penalty by a majority of those Trustees who are not "interested persons" or by a majority vote of the outstanding voting securities of the Class. Any amendment materially increasing the maximum percentage payable un-der the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those Trustees who are not "interested persons." Also, any other material amendment to the Plans must be approved by a majority vote of the Trustees including a majority of the Trustees of the Fund having no interest in the Plans. In addi-tion, in order for the Plans to remain effective, the selection and nomination of Trustees who are not "interested persons" of the Fund must be effected by the Trustees who themselves are not "interested persons" and who have no di-rect or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for their review. The NASD has adopted amendments to its Rules of Fair Practice relating to investment company sales charges. The Fund and the Distributor intend to operate in compliance with these rules.

                            PORTFOLIO TRANSACTIONS

  The Investment Advisory Agreement authorizes the Adviser to select the bro-kers or dealers that will execute the purchases and sales of investment secu-rities for the Portfolio and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolio. The Adviser may, however, consistent with the interests of the Portfolio, se-lect brokers on the basis of the research, statistical and pricing services they provide to the Portfolio. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Investment Advisory Agreement. A commis-sion paid to such brokers may be higher than that which another qualified bro-ker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the over-all responsibility of the Adviser to the Portfolio and the Adviser's other clients.

  It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser. During the fiscal years ended April 30, 1995 and April 30, 1996, the entire Fund paid brokerage commissions of approximately $15,000 and $39,000, respectively.

  Some securities considered for investment by the Portfolio may also be ap-propriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of the Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allo-cations, are subject to periodic review by the Fund's Board of Trustees.

                            ADMINISTRATIVE SERVICES

  As stated in the Prospectus, the Board of Trustees of the Fund approved a new Fund Administration Agreement between UAM Fund Services, Inc., a wholly owned subsidiary of UAM, and the Fund. The Fund's Trustees also approved a Mu-tual Fund Services Agreement between UAM Fund Services, Inc. and Chase Global Funds Service Company. The services provided by UAM Fund Services, Inc. and Chase Global Funds Services Company and the basis of the fees payable by the Fund under the Fund Administration Agreement are described in the Portfolios' Prospectus. Prior to April 15, 1996, Chase Global Funds Services Company or its predecessor, Mutual Funds Service Company, provided certain administrative services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York.

  The basis of the fees paid to the Sub-Administrator for the period September 13, 1995 to April 14, 1996 was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.20% of the first $200 million in combined assets; plus 0.12% of the next $800 million in combined assets; plus 0.08% on assets over $1 billion but less than $3 billion; plus 0.06% on assets over $3 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a designated minimum fee schedule per Portfolio, which ranged from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years. For the period ended April 30, 1996, administrative services fees paid to the Sub-Administrator by the Newbold's Equity Portfolio totaled

$21,891. For the period April 15, 1996 to April 30, 1996, UAM Fund Services, Inc. earned $2,109 from the Newbold's Equity Portfolio as Administrator. The services provided by the Administrator and the Sub-Administrator and the fees payable to both effective April 15, 1996 are described in the Portfolio's Pro-spectuses.

                           PERFORMANCE CALCULATIONS

PERFORMANCE
  The Portfolio may from time to time quote various performance figures to il-lustrate the past performance of each class of the Portfolio. Performance quo-tations by investment companies are subject to rules adopted by the Commis-sion, which require the use of standardized performance quotations or, alter-natively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the Commission. Average annual compounded total return quota-tions used by the Fund are based on the standardized methods of computing per-formance mandated by the Commission. An explanation of the method used to com-pute or express performance follows.

TOTAL RETURN
  The average annual total return of the Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending re-deemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely re-deemed at the end of each 1, 5 and 10 year period and the deduction of all ap-plicable Fund expenses on an annual basis. Since Service Class Shares of the Portfolio bear additional service and distribution expenses, the average an-nual total return of the Service Class Shares of the Portfolio will generally be lower than that of Institutional Class Shares.

  These figures are calculated according to the following formula:

  P (1 + T)/n/ = ERV

where:

     P = a hypothetical initial payment of $1,000
     T = average annual total return
     N = number of years
   ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

  The average annual total rate of return for the Newbold's Equity Portfolio Institutional Class Shares from inception on September 13, 1995 to October 31, 1996 is 16.98%. The average annual total return for the one-year period ended October 31, 1996 for such Shares is 12.99%.

  Service Class Shares of the Newbold's Equity Portfolio were not offered as of October 31, 1996. Accordingly, no total return figures are available.

COMPARISONS
  To help investors better evaluate how an investment in the Portfolio might satisfy their investment objective, advertisements regarding the Fund may dis-cuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. The following publications, indices and averages may be used:

  (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 trans-portation stocks. Comparisons of performance assume reinvestment of dividends.

  (b) Standard & Poor's 500 Stock Index or its component indices -- an un-managed index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of per-formance assume reinvestment of dividend.

  (c) The New York Stock Exchange composite or component indices -- unman-aged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

  (d) Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume rein-vestment of dividends.

  (e) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measure total return and average current yield for the mutual fund industry. Rank individual mutual fund per-formance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

  (f) Morgan Stanley Capital International EAFE Index and World Index -- respectively, arithmetic, market value-weighted averages of the per-formance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 secu-rities listed on the stock exchanges of these continents, including North America.

  (g) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

  (h) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Govern-ment National Mortgage Association.

  (i) Salomon Brothers High Grade Corporate Bond Index -- consists of pub-licly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

  (j) Salomon Brothers Broad Investment Grade Bond -- is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass through securities.

  (k) Lehman Brothers Long-Term Treasury Bond -- is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

  (l) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

  (m) Value Line -- composed of over 1,600 stocks in the Value Line Invest-ment Survey.

  (n) Russell 2000 -- composed of the 2,000 smallest stocks in the Russell 3000, a market value-weighted index of the 3,000 largest U.S. public-ly-traded companies.

  (o) Composite Indices -- 60% Standard & Poor's 500 Stock Index, 30% Lehman Brothers Long-Term Treasury Bond and 10% U.S. Treasury Bills; 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Sal-omon Brothers High Grade Bond Index.

  (p) CDA Mutual Fund Report published by CDA Investment Technologies,
      Inc. -- analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

  (q) Mutual Fund Source Book published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

  (r) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Invest-ment Companies Service -- publications that rate fund performance over specified time periods.

  (s) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change over time in the price of goods and services in major expenditure groups.

  (t) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associ-ates -- historical measure of yield, price and total return for com-mon and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

  (u) Savings and Loan Historical Interest Rates -- as published by the U.S. Savings & Loan League Fact Book.

  (v) Lehman Brothers Government/Corporate Index -- is a combination of the Government an Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agen-cies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also in-cluded are Yankee Bonds and nonconvertible debt issued by or guaran-teed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then re-moved. All returns are market value weighted inclusive of accrued in-come.

  (w) Lehman Brothers Intermediate Government/Corporate Index is an unman-aged index composed of a combination of the Government and Corporate Bond Indices. All issues are investment grade (BBB) or higher, with maturities of one to ten years and an outstanding par value of at least $l00 million for U.S. Government issues and $25 million for oth-ers. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate non-convertible corporate debt. Also included are Yankee Bonds and noncon-vertible debt issued by or guaranteed by foreign or international gov-ernments and agencies. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

 (x) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan companies; Salomon Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and Bloomberg L.P.

  In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and aver-ages is not identical to the composition of investments in the Portfolio, that the averages are generally unmanaged, and that the items included in the cal-culations of such averages may not be identical to the formula used by a Port-folio to calculate its performance. In addition, there can be no assurance that a Portfolio will continue this performance as compared to such other av-erages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized under the name The Regis Fund II as a Delaware busi-ness trust on May 18, 1994. On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust." The Fund's principal executive office is located at One International Place, 44th Floor, Boston, MA 02110; however, all in-vestor correspondence should be directed to the Fund at UAM Funds Service Cen-ter, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without further action by sharehold-ers.

  On each matter submitted to a vote of the shareholders, each holder of a share shall be entitled to one vote for each whole share and a fractional vote for each fractional share standing in his or her name on the books of the Fund.

  In the event of liquidation of the Fund, the holders of the shares of each Portfolio or any class thereof that has been established and designated shall be entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to that Portfolio, or in the case of a class, belonging to that Portfolio and allocable to that class, over the liabilities belonging to that Portfolio or class. The assets so distributable to the holders of shares of any particular Portfolio or class thereof shall be distributed to the holders in proportion to the number of shares of that Portfolio or class thereof held by them and recorded on the books of the Fund. The liquidation of any Portfolio or class thereof may be authorized at any time by vote of a ma-jority of the Trustees then in office.

  Shareholders of both Classes of the Fund's Portfolios have no pre-emptive or other rights to subscribe to any additional shares or other securities issued by the Fund or any Portfolio, except as the Trustees in their sole discretion shall have determined by vote. Both Institutional Class and Service Class Shares represent an interest in the same assets of a Portfolio and are identi-cal in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares, and have exclusive voting rights with respect to matters relating to such distribution expenditures.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  The Fund's policy is to distribute substantially all of the Portfolio's net investment income, if any, together with any net realized capital gains annu-ally in the amount and at the times that will avoid both income (including capital gains) taxes incurred and the imposition of the Federal excise tax on undistributed income and capital gains. The amounts of any income dividends or capital gains distribu-tions cannot be predicted. See discussion under "Dividends, Capital Gains Dis-tributions and Taxes" in the Prospectuses.

  Any dividend or distribution paid shortly after the purchase of shares of the Portfolio by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or dis-tribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus-es.

  As set forth in the Prospectuses, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically re-ceived in additional shares of the respective Portfolio of the Fund at net as-set value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income div-idends in cash and capital gains distributions in additional shares at net as-set value) or the Cash Option (both income dividends and capital gains distri-butions in cash) has been elected. An account statement is sent to sharehold-ers whenever an income dividend or capital gains distribution is paid.

  Each Portfolio of the Fund will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by the Portfolio will be distributed to its in-vestors without need to offset (for Federal income tax purposes) such gains against any net capital losses of another Portfolio.

FEDERAL TAXES
  In order for the Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of the Portfolio's gross income for a taxable year must be derived from certain qualifying income, i.e., divi-dends, interest, income derived from loans of securities and gains from the sale or other disposition of stock, securities or foreign currencies, or other related income, including gains from options, futures and forward contracts, derived with respect to its business investing in stock, securities or curren-cies. Any net gain realized from the closing out of futures contracts will, therefore, generally be qualifying income for purposes of the 90% requirement. Qualification as a regulated investment company also requires that less than 30% of the Portfolio's gross income be derived from the sale or other disposi-tion of stock, securities, options, futures or forward contracts (including certain foreign currencies not directly related to the Fund's business of in-vesting in stock or securities) held less than three months. In order to avoid realizing excessive gains on securities held for less than three months, the Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts which have been open for less than three months as of the end of the Portfolio's taxable year, and which are recognized for tax purposes, will not be considered gains on securities held for less than three months for the purposes of the 30% test.

  Except for transactions the Portfolio has identified as hedging transac-tions, the Portfolio is required for Federal income tax purposes to recognize as income for the taxable year its net unrealized gains and losses on forward currency and futures contracts as of the end of the taxable year as well as those actually realized during the year. In most cases, any such gain or loss recognized with respect to a regulated futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss without regard to the holding period of the contract. Recognized gain or loss attributable to a foreign currency forward contract is treated as 100% ordi-nary income. Furthermore, foreign currency futures contracts which are in-tended to hedge against a change in the value of securities held by the Port-folio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

  The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolio's taxable year) on futures trans-actions. Such distribution will be combined with distributions of capital gains realized on the Portfolio's other investments, and shareholders will be advised on the nature of the payment.

CODE OF ETHICS
  The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain dis-closure and reporting obligations.

                             FINANCIAL STATEMENTS

  The Financial Statements of the Newbold's Equity Portfolio Institutional Class Shares for the period from inception on September 13, 1995 to April 30, 1996 and for the six-months ended October 31, 1996 and the Financial High-lights for the respective periods presented which appear in the Portfolio's 1996 Annual Financial Statements (and the report thereon of Price Waterhouse LLP, the Fund's independent accountants, also appearing therein) and in the Semi-Annual Report to Shareholders are attached to this SAI.

               APPENDIX -- DESCRIPTION OF SECURITIES AND RATINGS

I. DESCRIPTION OF BOND RATINGS
  Excerpts from Moody's Investors Service, Inc. ("Moody's") description of its highest bond ratings: Aaa -- judged to be the best quality; carry the smallest degree of investment risk: Aa -- judged to be of high quality by all stan-dards; A -- possess many favorable investment attributes and are to be consid-ered as higher medium grade obligations; Baa -- considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured.

  Excerpts from Standard & Poor's Corporation ("S&P") description of its high-est bond ratings: AAA -- highest grade obligations; possess the ultimate de-gree of protection as to principal and interest; AA -- also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A -- regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB -- regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investment.

II. DESCRIPTION OF U.S. GOVERNMENT SECURITIES
  The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

  U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

  In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumen-tality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the GNMA are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the U.S. Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and FNMA, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the FHLMC, are federally chartered institutions under Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

  Some of the U.S. Government agencies that issue or guarantee securities in-clude the Export-Import Bank of the United States, Farmers Home Administra-tion, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

III. DESCRIPTION OF COMMERCIAL PAPER
  The Portfolio may invest in commercial paper (including variable amount mas-ter demand notes) rated A-1 or better by S&P or Prime-1 by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not ex-ceeding nine months. Variable amount master demand notes are demand obliga-tions that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolio's investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand.

  Commercial paper rated A-1 by S&P has the following characteristics: (1) li-quidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two addi-tional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the is-suer's industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are un-questioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's in-dustry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of issuer of obligations which may be present or may arise as a result of public inter-est questions and preparations to meet such obligations.

IV. DESCRIPTION OF BANK OBLIGATIONS
  Time deposits are non-negotiable deposits maintained in a banking institu-tion for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasona-bly orderly market conditions. The Portfolio is also able to sell variable rate certificates of deposit in the secondary market. Variable rate certifi-cates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international com-mercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment as well as the bank which uncondi-tionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

V. DESCRIPTION OF FOREIGN INVESTMENTS
  Investors should recognize that investing in foreign companies involves cer-tain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, a Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

  As foreign companies are not generally subject to uniform accounting, audit-ing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Secu-rities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less gov-ernment supervision and regulation of stock exchanges, brokers and listed com-panies than in the U.S.

In addition, with respect to certain foreign countries, there is the possibil-ity of expropriation or confiscatory taxation, political or social instabili-ty, or diplomatic developments which could affect U.S. investments in those countries.

  Although the Fund will endeavor to achieve the most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

  Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the in-come received from the companies comprising the Fund's Portfolios. However, these foreign withholding taxes are not expected to have a significant impact.

                             [LOGO APPEARS HERE]

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

*  Commencement of Operations

** Total return of the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such waiver of fees and expenses assumed, total return would be lower.

+ The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.
++ For comparative purposes, the value of the S&P 500 Index on 8/31/95 is used as the beginning value on 9/13/95.

                      Definition of the Comparative Index

The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.

Please note that one cannot invest in an unmanaged index.

NEWBOLD'S EQUITY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS
April 30, 1996
    The accompanying notes are an integral part of the financial statements.

                                                                         VALUE
                                                                 SHARES (000)+

-------------------------------------------------------------------------------
COMMON STOCKS (91.5%)
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE (3.3%)
 Boeing Co. ....................................................  2,400 $   197
 United Technologies Corp. .....................................  2,391     264
                                                                        -------
                                                                            461
-------------------------------------------------------------------------------
AUTOMOTIVE (0.7%)
 Genuine Parts Co. .............................................  2,350     104
-------------------------------------------------------------------------------
BANKS (2.9%)
 Fleet Financial Group, Inc. ...................................  6,300     271
 NationsBank Corp. .............................................  1,700     135
                                                                        -------
                                                                            406
-------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (6.3%)
 Anheuser-Busch Cos., Inc. .....................................  1,850     124
 Archer-Daniels-Midland Co. ....................................  7,290     138
 RJR Nabisco Holdings Corp. ....................................  9,170     274
 UST, Inc. .....................................................  6,400     205
 Unilever N.V.--New York Shares.................................  1,100     150
                                                                        -------
                                                                            891
-------------------------------------------------------------------------------
CHEMICALS (3.5%)
 W.R. Grace & Co. ..............................................  4,600     357
 Great Lakes Chemical Corp. ....................................  1,000      68
 Mallinckrodt Group, Inc. ......................................  1,900      75
                                                                        -------
                                                                            500
-------------------------------------------------------------------------------
CONSTRUCTION (2.4%)
 Masco Corp. ................................................... 12,250     334
-------------------------------------------------------------------------------
CONSUMER NON-DURABLES (0.6%)
 Browning-Ferris Industries, Inc. ..............................  2,800      90
-------------------------------------------------------------------------------

NEWBOLD'S EQUITY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
April 30, 1996
    The accompanying notes are an integral part of the financial statements.

                                                                         VALUE
                                                                 SHARES (000)+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
ENERGY (14.5%)
 Amoco Corp. ...................................................  2,950 $   215
 Atlantic Richfield Co. ........................................  2,700     318
 Chevron Corp. .................................................  5,000     290
 Exxon Corp. ...................................................  2,985     254
 Mobil Corp. ...................................................  1,900     219
 Phillips Petroleum Co. ........................................  4,300     178
 Schlumberger Ltd. .............................................  2,700     238
 USX-Marathon Group............................................. 15,200     334
                                                                        -------
                                                                          2,046
-------------------------------------------------------------------------------
FINANCIAL SERVICES (3.6%)
 Chubb Corp. ...................................................    650      62
 Providian Corp. ...............................................  3,650     168
 St. Paul Cos., Inc. ...........................................  5,100     271
                                                                        -------
                                                                            501
-------------------------------------------------------------------------------
HEALTH CARE (5.6%)
 Baxter International, Inc. ....................................  3,600     159
 Bristol-Myers Squibb Co. ......................................  4,100     337
 Rhone-Poulenc SA Sponsored ADR.................................  3,550      86
 Warner Lambert Co. ............................................  1,800     201
                                                                        -------
                                                                            783
-------------------------------------------------------------------------------
INDUSTRIAL (1.1%)
 Corning, Inc. .................................................  4,350     151
-------------------------------------------------------------------------------
INSURANCE (2.0%)
 Aetna Life & Casualty Co. .....................................  2,150     153
 General Re Corp. ..............................................    900     129
                                                                        -------
                                                                            282
-------------------------------------------------------------------------------
MANUFACTURING (1.6%)
 Cooper Industries, Inc. .......................................  5,200     221
-------------------------------------------------------------------------------

NEWBOLD'S EQUITY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
April 30, 1996
    The accompanying notes are an integral part of the financial statements.

                                                                         VALUE
                                                                 SHARES (000)+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
METALS (1.3%)
 Aluminum Company of America....................................  3,000 $   187
-------------------------------------------------------------------------------
OFFICE EQUIPMENT (2.0%)
 Pitney Bowes, Inc. ............................................  1,350      66
 Xerox Corp. ...................................................  1,500     220
                                                                        -------
                                                                            286
-------------------------------------------------------------------------------
PAPER & PACKAGING (4.5%)
 International Paper Co. .......................................  5,200     207
 James River Corp. of Virginia..................................  8,000     214
 Mead Corp. ....................................................  3,750     209
                                                                        -------
                                                                            630
-------------------------------------------------------------------------------
RETAIL (3.2%)
 American Stores Co. ...........................................  9,400     314
 The Limited, Inc. .............................................  6,527     135
                                                                        -------
                                                                            449
-------------------------------------------------------------------------------
SERVICES (6.1%)
 Dun & Bradstreet Corp. ........................................  4,300     262
 New York Times Co.--Class A....................................  5,250     171
 WMX Technologies, Inc. ........................................ 12,100     420
                                                                        -------
                                                                            853
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (11.4%)
 AT&T Corp. ....................................................  8,450     518
 GTE Corp. .....................................................  7,500     325
 NYNEX Corp. ...................................................  8,400     413
 Sprint Corp. ..................................................  8,250     347
                                                                        -------
                                                                          1,603
-------------------------------------------------------------------------------
TEXTILES & APPAREL (1.0%)
 Reebok International Ltd. .....................................  5,100     148
-------------------------------------------------------------------------------

NEWBOLD'S EQUITY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
April 30, 1996
    The accompanying notes are an integral part of the financial statements.

                                                                         VALUE
                                                                 SHARES (000)+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
UTILITIES (13.9%)
 Baltimore Gas & Electric Co. ..................................  3,800 $   100
 Edison International...........................................  7,700     123
 Entergy Corp. ................................................. 10,050     266
 FPL Group, Inc. ...............................................  5,900     255
 General Public Utilities Corp. ................................  6,250     199
 Houston Industries, Inc. ......................................  6,100     130
 Pacificorp.....................................................  6,400     128
 PanEnergy Corp. ...............................................  7,450     243
 PECO Energy Co. ...............................................  7,500     187
 Southern Co. ..................................................  5,700     125
 Transcanada Pipelines Ltd. .................................... 14,500     205
                                                                        -------
                                                                          1,961
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $11,914)..............................         12,887
-------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK (0.2%)
-------------------------------------------------------------------------------
CONSUMER NON-DURABLES (0.2%)
 RJR Nabisco Holdings, Series C, $0.6012 (COST $35).............  5,650      34
-------------------------------------------------------------------------------
                                                                  FACE
                                                                 AMOUNT
                                                                 (000)
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (7.9%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (7.9%)
 J.P. Morgan Securities, Inc., 5.05%, dated 4/30/96, due
   5/01/96, to be repurchased at $1,112, collateralized by
   $1,002 U.S. Treasury Bonds 8.125%, due 8/15/19, valued at
   $1,134 (COST $1,112)......................................... $1,112   1,112
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.6%) (COST $13,061)........................         14,033
-------------------------------------------------------------------------------

NEWBOLD'S EQUITY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
April 30, 1996
    The accompanying notes are an integral part of the financial statements.

                                                                        VALUE
                                                                       (000)+

-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.4%)
-------------------------------------------------------------------------------
 Receivable for Investments Sold...............................        $    59
 Dividends Receivable..........................................             28
 Receivable due from Investment Adviser........................             15
 Payable for Administrative Fees...............................             (5)
 Payable for Trustees' Fees....................................             (1)
 Other Liabilities.............................................            (39)
                                                                       -------
                                                                            57
-------------------------------------------------------------------------------
NET ASSETS (100%)
 Applicable to 1,282,867 outstanding Institutional Class shares
   (unlimited authorization, no par value).....................        $14,090
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE.......        $ 10.98
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

+ See Note A to Financial Statements.
ADR--American Depositary Receipt.

NEWBOLD'S EQUITY PORTFOLIO
STATEMENT OF OPERATIONS
    The accompanying notes are an integral part of the financial statements.

                                                                SEPTEMBER 13,
                                                                  1995* TO
                                                                  APRIL 30,
(In Thousands)                                                      1996
-------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends.....................................................        $   209
 Interest......................................................             19
-------------------------------------------------------------------------------
  Total Income.................................................            228
-------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fees................................................... $  36
  Less: Fees Waived............................................   (36)      --
                                                                -----
 Administrative Fees--Note C...................................             24
 Custodian Fees................................................             14
 Audit Fees....................................................             12
 Legal Fees....................................................              9
 Registration and Filing Fees..................................             22
 Printing Fees.................................................             11
 Trustees' Fees--Note F........................................              2
 Other Expenses................................................              1
 Expenses Assumed by Adviser--Note B...........................            (30)
-------------------------------------------------------------------------------
  Net Expenses.................................................             65
-------------------------------------------------------------------------------
NET INVESTMENT INCOME..........................................            163
-------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS...............................            129
NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS...........            972
-------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS........................................          1,101
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........        $ 1,264
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

* Commencement of Operations

NEWBOLD'S EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
    The accompanying notes are an integral part of the financial statements.

                                                                   SEPTEMBER 13,
                                                                     1995* TO
                                                                     APRIL 30,
(In Thousands)                                                         1996
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income...........................................     $   163
 Net Realized Gain...............................................         129
 Net Change in Unrealized Appreciation...........................         972
--------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations ..........       1,264
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income...........................................        (133)
 Net Realized Gain...............................................         (24)
--------------------------------------------------------------------------------
  Total Distributions............................................        (157)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.................................................      18,446
   --In Lieu of Cash Distributions...............................         134
 Redeemed........................................................      (5,597)
--------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions...................      12,983
--------------------------------------------------------------------------------
 Total Increase..................................................      14,090
Net Assets:
 Beginning of Period.............................................         --
--------------------------------------------------------------------------------
 End of Period (2)...............................................     $14,090
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
 Shares Issued...................................................       1,820
 In Lieu of Cash Distributions...................................          13
 Shares Redeemed.................................................        (550)
--------------------------------------------------------------------------------
                                                                        1,283
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(2)Net Assets Consist of:
 Paid in Capital.................................................     $12,264
 Undistributed Net Investment Income.............................          30
 Accumulated Net Realized Gain...................................         824
 Unrealized Appreciation.........................................         972
--------------------------------------------------------------------------------
                                                                      $14,090
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

* Commencement of Operations

NEWBOLD'S EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
   The accompanying notes are an integral part of the financial statements.

                                                                   SEPTEMBER 13,
                                                                     1995* TO
                                                                     APRIL 30,
                                                                       1996
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................    $ 10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income+...........................................       0.14
 Net Realized and Unrealized Gain on Investments..................       0.98
--------------------------------------------------------------------------------
  Total From Investment Operations................................       1.12
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income............................................      (0.12)
 Net Realized Gain................................................      (0.02)
--------------------------------------------------------------------------------
  Total Distributions.............................................      (0.14)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD....................................    $ 10.98
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN......................................................      11.31%++
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands).............................    $14,090
Ratio of Net Expenses to Average Net Assets+......................       0.90%**
Ratio of Net Investment Income to Average Net Assets+.............       2.27%**
Portfolio Turnover Rate...........................................         75%
Average Commission Rate...........................................    $0.0566
--------------------------------------------------------------------------------

 *  Commencement of Operations.
**  Annualized.
 + Net of voluntarily waived fees and expenses assumed by the Adviser of $0.06 per share for the period ended April 30, 1996.
++ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser.

                          NEWBOLD'S EQUITY PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

  UAM Funds Trust, formerly known as The Regis Fund II and UAM Funds, Inc., formerly known as The Regis Fund, Inc. (collectively the "UAM Funds") were or-ganized on May 18, 1994 and October 11, 1988, respectively, and are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. Newbold's Equity Portfolio (the "Portfolio"), a portfo-lio of UAM Funds Trust, began operations on September 13, 1995 with an in-kind transaction of securities with a value of approximately $7,545,000. At April 30, 1996, the UAM Funds were comprised of thirty-seven active portfolios. The financial statements of the remaining portfolios are presented separately.

  A. SIGNIFICANT ACCOUNTING POLICIES. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that af-fect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

    1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valua-tion is made or, if no sale occurred on such day, at the bid price on such day. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted se-curities are valued at the current bid price. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Trustees.

    2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provi-sion for Federal income taxes is required in the financial statements.

  At April 30, 1996, the Portfolio's cost of investments for Federal in-come tax purposes was approximately $12,599,000. Net unrealized apprecia-tion for Federal income tax purposes aggregated approximately $1,434,000 of which approximately $1,533,000 related to appreciated securities and approximately $99,000 related to depreciated securities.

    3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, the Portfolio's custodian bank takes possession of the

                          NEWBOLD'S EQUITY PORTFOLIO
  underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the col-lateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the pro-ceeds in satisfaction of the obligation. In the event of default or bank-ruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    4. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will normally be distributed annually. All distributions are recorded on ex-dividend date.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These dif-ferences are primarily due to differing book and tax treatments of the de-termination of the cost of investments acquired in the in-kind transaction in the amount of approximately $720,000 and in the timing of the recogni-tion of gains or losses on investments.

    Permanent book and tax basis differences relating to shareholder distri-butions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

    5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Ex-penses which cannot be directly attributed are apportioned among the port-folios of the UAM Funds based on their relative net assets. Additionally, certain expenses are apportioned among the portfolios of the UAM Funds and AEW Commercial Mortgage Securities Fund, Inc. ("AEW"), an affiliated closed-end management investment company, based on their relative net as-sets.

    Current year permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for purposes of calcu-lating net investment income (loss) per share in the financial highlights.

                          NEWBOLD'S EQUITY PORTFOLIO

  B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Newbold's Asset Management, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.50% of average daily net assets. Through January 29, 1998 the Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if nec-essary, in order to keep the Portfolio's total annual operating expenses from exceeding 0.90% of average daily net assets.

  C. ADMINISTRATIVE SERVICES: Effective April 15, 1996, UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds and AEW under an Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to re-ceive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 bil-lion of the combined aggregate net assets; plus 0.05% of the combined aggre-gate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually af-ter two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.06% of average daily net assets of the Portfolio. Also effective April 15, 1996, the Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), a wholly-owned subsidiary of The Chase Manhattan Bank, N.A., under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent serv-ices. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee.

  Prior to April 15, 1996, CGFSC, served as the administrator to the UAM Funds and AEW. For its services as administrator CGFSC received annual fees, com-puted daily and payable monthly, based on the combined aggregate average daily net assets of the UAM Funds and AEW, as follows: 0.20% of the first $200 mil-lion of the combined aggregate net assets; plus 0.12% of the next $800 million of the combined aggregate net assets; plus 0.08% of the combined aggregate net assets in excess of $1 billion but less than $3 billion; plus 0.06% of the combined aggregate net assets in excess of $3 billion. The fees were allocated among the

                          NEWBOLD'S EQUITY PORTFOLIO
portfolios of the UAM Funds and AEW on the basis of their relative net assets and were subject to a graduated minimum fee schedule per portfolio which rose from $2,000 per month, upon inception of a portfolio, to $70,000 annually af-ter two years.

  For the period April 15, 1996 to April 30, 1996, UAM Fund Services, Inc. earned $2,109 from the Portfolio as Administrator.

  D. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), formerly known as RFI Distributors (a division of Regis Retirement Plan Serv-ices, Inc.), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

  E. PURCHASES AND SALES: For the period ended April 30, 1996, the Portfolio made purchases of approximately $11,742,000 and sales of approximately $7,467,000 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases and sales of long-term U.S. Government securities. Purchases from an in-kind transaction totaled approxi-mately $7,545,000.

  F. TRUSTEES' FEES: Each Trustee, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds and AEW, plus a quarterly retainer of $150 for each active portfolio of UAM Funds and AEW, and reimbursement of expenses incurred in attending Trustee meetings.

  G. OTHER: At April 30, 1996, 27.7% of total shares outstanding were held by two record shareholders owning 10% or greater of the aggregate total shares outstanding.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of
UAM Funds Trust and Shareholders of
Newbold's Equity Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial high-lights present fairly, in all material respects, the financial position of the Newbold's Equity Portfolio (the "Portfolio"), a Portfolio of UAM Funds Trust, at April 30, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the period September 13, 1995 (com-mencement of operations) through April 30, 1996, in conformity with generally accepted accounting principles. These financial statements and financial high-lights (hereafter referred to as "financial statements") are the responsibil-ity of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reason-able assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence support-ing the amounts and disclosures in the financial statements, assessing the ac-counting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at April 30, 1996 by corre-spondence with the custodian, provides a reasonable basis for the opinion ex-pressed above.

Price Waterhouse LLP
Boston, Massachusetts
June 14, 1996



-------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION: (UNAUDITED)

At April 30, 1996, the Portfolio hereby designates approximately $13,000 as a long-term capital gain dividend for the purpose of the dividend paid deduction on its Federal income tax return.

For the period ended April 30, 1996, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders is 45.8%.

NEWBOLD'S EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996 (Unaudited)

                                                              SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS (94.6%)
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (5.3%)
 Boeing Co...................................................  2,500 $   238,438
 Chase Manhattan Corp........................................  2,700     231,525
 United Technologies Corp....................................  2,591     333,591
                                                                     -----------
                                                                         803,554
--------------------------------------------------------------------------------
AUTOMOTIVE (1.0%)
 Genuine Parts Co............................................  3,550     155,312
--------------------------------------------------------------------------------
BANKS (5.6%)
 Bank of Boston Corp.........................................  2,500     160,000
 Fleet Financial Group, Inc..................................  9,300     463,837
 NationsBank Corp............................................  2,500     235,625
                                                                     -----------
                                                                         859,462
--------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (4.9%)
 Archer-Daniels-Midland Co................................... 17,059     371,033
 RJR Nabisco Holdings Corp................................... 13,170     380,284
                                                                     -----------
                                                                         751,317
--------------------------------------------------------------------------------
CHEMICALS (6.3%)
 Great Lakes Chemical Corp. .................................  4,900     255,413
 Mallinckrodt Group, Inc. ...................................  5,100     221,850
 Witco Corp..................................................  2,300      71,300
 W.R. Grace & Co.............................................  7,900     418,700
                                                                     -----------
                                                                         967,263
--------------------------------------------------------------------------------
COMPUTERS (2.9%)
 International Business Machines Corp........................  3,400     438,600
--------------------------------------------------------------------------------
CONSTRUCTION (1.6%)
 Masco Corp..................................................  7,550     236,881
--------------------------------------------------------------------------------
ENERGY (10.9%)
 Amoco Corp..................................................  4,950     374,962
 Atlantic Richfield Co.......................................  2,000     265,000
 Exxon Corp..................................................  2,985     264,546
 Mobil Corp..................................................  2,500     291,875
 Repsol S.A. ADR.............................................  4,300     140,287
 USX-Marathon Group.......................................... 15,200     332,500
                                                                     -----------
                                                                       1,669,170
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

NEWBOLD'S EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996 (Unaudited)

                                                              SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
FINANCIAL SERVICES (3.1%)
 St. Paul Cos., Inc. ........................................  5,800 $   315,375
 Travelers Group, Inc. ......................................  3,000     162,750
                                                                     -----------
                                                                         478,125
--------------------------------------------------------------------------------
HEALTH CARE (2.3%)
 Bristol-Myers Squibb Co.....................................  3,300     348,975
 Fresenius Medical Care ADR..................................      1          24
                                                                     -----------
                                                                         348,999
--------------------------------------------------------------------------------
TRANSPORTATION (1.5%)
 Burlington Northern Santa Fe................................  2,700     222,412
--------------------------------------------------------------------------------
INSURANCE (7.3%)
 Aetna, Inc. ................................................  8,650     578,469
 General RE Corp. ...........................................  1,500     220,875
 ITT Hartford Group, Inc. ...................................  4,900     308,700
                                                                     -----------
                                                                       1,108,044
--------------------------------------------------------------------------------
MACHINE (1.9%)
 Case Corp. .................................................  6,100     283,650
--------------------------------------------------------------------------------
MANUFACTURING (4.5%)
 Cooper Industries, Inc. ....................................  5,200     209,300
 Harnischfeger Industries, Inc............................... 11,900     476,000
                                                                     -----------
                                                                         685,300
--------------------------------------------------------------------------------
METALS (3.4%)
 Aluminum Company of America.................................  6,200     363,475
 Reynolds Metals Co..........................................  2,800     157,500
                                                                     -----------
                                                                         520,975
--------------------------------------------------------------------------------
MULTI-INDUSTRY (1.1%)
 Canadian Pacific, Ltd.......................................  6,800     171,700
--------------------------------------------------------------------------------
OFFICE EQUIPMENT (2.2%)
 Pitney Bowes, Inc...........................................  2,350     131,306
 Xerox Corp..................................................  4,500     208,688
                                                                     -----------
                                                                         339,994
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

NEWBOLD'S EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996 (Unaudited)

                                                              SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
PAPER & PACKAGING (3.9%)
 James River Corp. of Virginia............................... 11,600 $   365,400
 Mead Corp...................................................  4,050     229,838
                                                                     -----------
                                                                         595,238
--------------------------------------------------------------------------------
RETAIL (2.2%)
 American Stores Co..........................................  7,900     326,863
 Circuit City Stores, Inc....................................    400      13,100
                                                                     -----------
                                                                         339,963
--------------------------------------------------------------------------------
SERVICES (5.0%)
 Browning-Ferris Industries, Inc.............................  2,900      76,125
 Dun & Bradstreet Corp.......................................  6,000     347,250
 WMX Technologies, Inc.......................................  9,900     340,313
                                                                     -----------
                                                                         763,688
--------------------------------------------------------------------------------
TELECOMMUNICATIONS (7.5%)
 AT&T Corp. .................................................  7,750     270,281
 GTE Corp. ..................................................  7,800     328,575
 NYNEX Corp.................................................. 12,300     547,350
                                                                     -----------
                                                                       1,146,206
--------------------------------------------------------------------------------
TRANSPORTATION (1.0%)
 Ryder System, Inc. .........................................  2,600      77,350
 Southwest Airlines Co.......................................  3,400      76,500
                                                                     -----------
                                                                         153,850
--------------------------------------------------------------------------------
UTILITIES (9.2%)
 Baltimore Gas & Electric Co. ...............................  4,100     111,725
 Entergy Corp................................................ 11,650     326,200
 GPU, Inc....................................................  6,550     215,331
 PECO Energy Co.............................................. 12,400     313,100
 PanEnergy Corp..............................................  4,550     175,175
 TransCanada Pipelines Ltd. ................................. 15,500     261,563
                                                                     -----------
                                                                       1,403,094
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $13,372,829).........................................         14,442,797
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

NEWBOLD'S EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996 (Unaudited)

                                                           SHARES    VALUE+
-------------------------------------------------------------------------------
PREFERRED STOCK (0.0%)
-------------------------------------------------------------------------------
 Fresenius Medical Care, Class D
   (COST $1,486).........................................    7,900 $     1,027
-------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK (0.2%)
 RJR Nabisco Holdings, Series C, $0.6012
   (COST $35,266)........................................    5,650      31,781
-------------------------------------------------------------------------------
                                                            FACE
                                                           AMOUNT
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (6.3%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT
 Chase Securities, Inc. 5.58%, dated 10/31/96, due
   11/01/96, to be repurchased at $970,150, collateral-
   ized by $937,612 of various U.S. Treasury Notes,
   5.875%-7.75%, due 3/31/99-11/30/99, valued at $970,002
   (COST $970,000)....................................... $970,000     970,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.1%)
  (COST $14,379,581)(a)..................................           15,445,605
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET) (-1.1%)...............             (172,599)
-------------------------------------------------------------------------------
NET ASSETS (100%)........................................          $15,273,006
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

+   See Note A to Financial Statements.
ADR--American Depository Receipt
(a) The cost for federal income tax and book purposes was $14,379,581. At Octo-ber 31, 1996, net unrealized appreciation for all securities based on tax cost was $1,066,024. This consisted of aggregate gross unrealized apprecia-tion for securities of $1,360,308 and aggregate gross unrealized deprecia-tion for all securities of $294,284.

    The accompanying notes are an integral part of the financial statements.

NEWBOLD'S EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996 (Unaudited)

-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost............................................. $ 14,379,581
                                                                   ============
 Investments, at Value............................................ $ 15,445,605
 Cash.............................................................        2,744
 Dividends Receivable.............................................       25,167
 Receivable for Portfolio Shares Sold.............................          748
 Interest Receivable..............................................          150
 Other Assets.....................................................          441
-------------------------------------------------------------------------------
  Total Assets....................................................   15,474,855
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased................................      165,219
 Payable for Administrative Fees--Note C..........................        9,308
 Payable for Investment Advisory Fees--Note B.....................        6,109
 Payable for Trustees' Fees--Note F...............................          628
 Other Liabilities................................................       20,585
-------------------------------------------------------------------------------
  Total Liabilities...............................................      201,849
-------------------------------------------------------------------------------
NET ASSETS........................................................ $ 15,273,006
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSISTS OF:
 Paid in Capital..................................................   13,492,416
 Undistributed Net Investment Income..............................       17,503
 Accumulated Net Realized Gain....................................      697,063
 Unrealized Appreciation..........................................    1,066,024
-------------------------------------------------------------------------------
NET ASSETS........................................................ $ 15,273,006
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding (Unlimited Authorization, no par
   value).........................................................    1,328,544
 Net Asset Value, Offering and Redemption Price Per Share......... $      11.50
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

NEWBOLD'S EQUITY PORTFOLIO
STATEMENT OF OPERATIONS

                                                                     SIX MONTHS
                                                                        ENDED
                                                                     OCTOBER 31,
                                                                        1996
                                                                     (UNAUDITED)
--------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends.................................................           $ 215,180
 Interest..................................................              19,994
--------------------------------------------------------------------------------
  Total Income.............................................             235,174
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fees............................................... $36,436
  Less: Fees Waived........................................ (32,753)      3,683
                                                            -------
 Registration Fees.........................................               7,912
 Administrative Fees--Note C...............................              34,126
 Custodian Fees--Note D....................................               5,133
 Audit Fees................................................               5,514
 Printing Fees.............................................               4,164
 Trustees' Fees--Note F....................................               1,337
 Other Expenses............................................               3,605
--------------------------------------------------------------------------------
  Net Expenses.............................................              65,474
--------------------------------------------------------------------------------
NET INVESTMENT INCOME......................................             169,700
--------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS...........................             592,473
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON IN-
  VESTMENTS................................................            (232,468)
--------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS....................................             360,005
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......           $ 529,705
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

NEWBOLD'S EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                        SIX MONTHS
                                                           ENDED     SEPTEMBER 13,
                                                        OCTOBER 31,    1995* TO
                                                           1996        APRIL 30,
                                                        (UNAUDITED)      1996
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income................................  $   169,700   $   163,403
 Net Realized Gain....................................      592,473       128,335
 Net Change in Unrealized Appreciation/Depreciation...     (232,468)      971,567
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from
    Operations........................................      529,705     1,263,305
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income................................     (182,353)     (133,247)
 Net Realized Gain....................................          --        (23,745)
----------------------------------------------------------------------------------
  Total Distributions.................................     (182,353)     (156,992)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular......................................    1,032,864    18,446,170
   --In Lieu of Cash Distributions....................      155,715       134,188
 Redeemed.............................................     (352,581)   (5,597,015)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions........      835,998    12,983,343
----------------------------------------------------------------------------------
 Total Increase.......................................    1,183,350    14,089,656
Net Assets:
 Beginning of Period..................................   14,089,656           --
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment
   income of $17,503 and $30,156, respectively).......  $15,273,006   $14,089,656
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:........................
 Shares Issued........................................       63,653     1,820,335
 In Lieu of Cash Distributions........................       13,811        12,814
 Shares Redeemed......................................      (31,787)     (550,282)
----------------------------------------------------------------------------------
                                                             45,677     1,282,867
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

* Commencement of Operations

    The accompanying notes are an integral part of the financial statements.

NEWBOLD'S EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                     SIX MONTHS
                                                        ENDED     SEPTEMBER 13,
                                                     OCTOBER 31,    1995* TO
                                                        1996        APRIL 30,
                                                     (UNAUDITED)      1996
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD................   $ 10.98       $ 10.00
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income..............................      0.13          0.14
 Net Realized and Unrealized Gain on Investments....      0.53          0.98
-------------------------------------------------------------------------------
  Total From Investment Operations..................      0.66          1.12
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income..............................     (0.14)        (0.12)
 Net Realized Gain..................................       --          (0.02)
-------------------------------------------------------------------------------
  Total Distributions...............................     (0.14)        (0.14)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD......................   $ 11.50       $ 10.98
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN+.......................................      6.04%        11.31%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
 Net Assets, End of Period .........................   $15,273       $14,090
 Ratio of Expenses to Average Net Assets............      0.90%**       0.90%**
 Ratio of Investment Income to Average Net Assets...      2.33%**       2.27%**
 Portfolio Turnover Rate............................        34%           75%
 Average Commission Rate............................   $0.0600       $0.0566
-------------------------------------------------------------------------------
 Voluntary Waived Fees and Expenses Assumed by the
   Adviser Per Share................................   $  0.03       $  0.06
-------------------------------------------------------------------------------

 *  Commencement of Operations.
**  Annualized.
 + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser.

   The accompanying notes are an integral part of the financial statements.

                          NEWBOLD'S EQUITY PORTFOLIO

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

  UAM Funds Trust and UAM Funds, Inc. (collectively the "UAM Funds") are reg-istered under the Investment Company Act of 1940, as amended. The Newbold's Equity Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a di-versified, open-end management investment company. At October 31, 1996, the UAM Funds were composed of forty active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the Newbold's Equity Portfolio is to achieve maximum long-term total return, con-sistent with reasonable risk to principal, by investing primarily in a diver-sified portfolio of undervalued equity securities of statistically attractive companies.

  A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

    1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valua-tion is made or, if no sale occurred on such day, at the bid price on such day. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted se-curities are valued at the current bid price. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Trustees.

    2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provi-sion for Federal income taxes is required in the financial statements.

    3. REPURCHASE AGREEMENTS: In connection with transactions involving re-purchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to

                          NEWBOLD'S EQUITY PORTFOLIO
  liquidate the collateral and apply the proceeds in satisfaction of the ob-ligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    4. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

    5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Ex-penses which cannot be directly attributed are apportioned among the port-folios of the UAM Funds based on their relative net assets. Additionally, certain expenses are apportioned among the portfolios of the UAM Funds and AEW Commercial Mortgage Securities Fund, Inc. ("AEW"), an affiliated closed-end management investment company, based on their relative net as-sets. Custodian fees for the Portfolio have been increased to include ex-pense offsets for custodian balance credits.

  B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Newbold's Asset Management Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.50% of average daily net assets. The Adviser has voluntarily agreed to waive a por-tion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of ex-pense offset arrangements, from exceeding 0.90% of average daily net assets.

  C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative,

                          NEWBOLD'S EQUITY PORTFOLIO
fund accounting, dividend disbursing and transfer agent services to the UAM Funds and AEW under a Fund Administration Agreement (the "Agreement"). Pursu-ant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the com-bined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in ex-cess of $3 billion. The fees are allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee in-creases to $90,000. In addition, the Administrator receives a Portfolio-spe-cific monthly fee of 0.06% of average daily net assets of the Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Adminis-trator pays CGFSC a monthly fee. For the period ended October 31, 1996, $29,819 was paid to CGFSC for their services.

  D. CUSTODIAN: Effective July 17, 1996, The Chase Manhattan Bank (the "Bank"), an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement. For the period July 17, 1996 to October 31, 1996, the amount charged to the Portfolio by the Bank aggregated $1,852, all of which is unpaid at October 31, 1996.

  E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

  F. TRUSTEES' FEES: Each Trustee, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds and AEW, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and AEW, and reimbursement of ex-penses incurred in attending Trustee meetings.

  G. PURCHASES AND SALES: For the period ended October 31, 1996, the Portfolio made purchases of $4,942,753 and sales of $4,666,042 of investment securi-

                          NEWBOLD'S EQUITY PORTFOLIO
ties other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

  H. OTHER: At October 31, 1996, 26.7% of total shares outstanding were held by 2 record shareholders owning more than 10% of the aggregate total shares outstanding.

                                    PART B

                                   UAM FUNDS

-------------------------------------------------------------------------------

                           TJ CORE EQUITY PORTFOLIO

                      INSTITUTIONAL SERVICE CLASS SHARES

-------------------------------------------------------------------------------

            STATEMENT OF ADDITIONAL INFORMATION -- JANUARY 3, 1997

  This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds Trust (the "UAM Funds" or the "Fund") for the TJ Core Equity Portfolio (the "Portfolio") Institutional Service Class Shares dated January 3, 1997. To obtain the Prospectus, please call the UAM Funds Service Center:

                                1-800-638-7983

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Objective and Policies..........................................   2
Purchase of Shares.........................................................   7
Redemption of Shares.......................................................   8
Shareholder Services.......................................................   9
Investment Limitations.....................................................  10
Management of the Fund.....................................................  11
Investment Adviser.........................................................  14
Service and Distribution Plans.............................................  14
Portfolio Transactions.....................................................  17
Administrative Services....................................................  18
Performance Calculations...................................................  19
General Information........................................................  22
Federal Taxes..............................................................  24
Financial Statements.......................................................  25
Appendix -- Description of Securities and Ratings.......................... A-1

                       INVESTMENT OBJECTIVE AND POLICIES

  The following policies supplement the investment objective and policies of the TJ Core Equity Portfolio (the "Portfolio") as set forth in the Portfolio's
Prospectus:

FOREIGN SECURITIES
  Investors should recognize that investing in foreign companies directly or through the purchase of American Depositary Receipts ("ADRs") involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently de-nominated in foreign currencies, investments may be affected favorably or un-favorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

  As foreign companies are not generally subject to uniform accounting, audit-ing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Secu-rities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less gov-ernment supervision and regulation of stock exchanges, brokers and listed com-panies than in the U.S. In addition, with respect to certain foreign coun-tries, there is the possibility of expropriation or confiscatory taxation, po-litical or social instability, or diplomatic developments which could affect U.S. investments in those countries.

  Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the in-come received from the companies comprising the Portfolios' investments. How-ever, these foreign withholding taxes are not expected to have a significant impact.

LENDING OF SECURITIES
  The Portfolio may lend its investment securities to qualified brokers, deal-ers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not incon-sistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the bor-rower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities is-sued or guaranteed by the United States Government having a value at all times of not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfo-lio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). As with other extensions of credit, there are risks of de-lay in recovery or even loss of rights in the securities loaned if the bor-rower of the securities fails financially. These risks are similar to the ones involved with repurchase agreements as discussed in the Prospectus.

HEDGING STRATEGIES
  The Portfolio may engage in various portfolio strategies to hedge against adverse movements in the equity, debt and currency markets. The Portfolio may buy or sell futures contracts, write (i.e., sell) covered call options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options and stock index futures, and related options on such futures. Each of these portfolio strategies is described be-low. Although certain risks are involved in options and future transactions, the Adviser believes that, because the Portfolio will engage in options and future transactions only for hedging purposes, the options and futures portfo-lio strategies of the Portfolio will not subject it to the risks frequently associated with the speculative use of options and future transactions. While the Portfolio's use of hedging strategies is intended to reduce the volatility of the net asset value of the Portfolio shares, the Portfolio's net asset value will fluctuate. There can be no assurance that the Portfolio's hedging transactions will be effective. Also, the Portfolio may not necessarily be en-gaging in hedging activities when movements in any particular equity, debt or currency market occur.

FUTURES CONTRACTS
  The Portfolio may enter into futures contracts for the purposes of hedging, remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agen-cy.

  Although futures contracts by their terms call for actual delivery or ac-ceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Clos-ing out an open futures position is done by taking an opposite position ("buy-ing" a contract which has previously been "sold" or "selling" a contract pre-viously "purchased") in an identical contract to terminate the position. Bro-kerage commissions are incurred when a futures contract is bought or sold.

  Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure comple-tion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Bro-kers may establish deposit requirements which are higher than the exchange minimums. Generally margin deposits are structured as percentages (e.g., 5%) of the market value of the contracts being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the re-quired margin, resulting in a repayment of excess margin to the contract hold-er. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Portfolio expects to earn interest in-come on its margin deposits.

  Traders in futures contracts may be broadly classified as either "hedgers" or "speculators". Hedgers use the futures markets primarily to offset unfavor-able changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade and use futures contracts with the expectation of realizing profits from a fluctuation in in-terest rates. The Portfolio intends to use futures contracts only for hedging purposes.

  Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide straddles or that the Fund's commod-ity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of the Portfo-lio. The Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an in-crease in the price of securities it intends to purchase. As evidence of this hedging interest, the Portfolio expects that approximately 75% of its futures contracts purchases will be "completed", that is, equivalent amounts of re-lated securities will have been purchased or will be purchased by the Portfo-lio on the settlement date of the futures contracts.

  Although techniques other than the sale and purchase of futures contracts could be used to control the Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this expo-sure. While the Portfolio will incur commission expenses in both opening and closing out future positions, these costs are lower than transaction costs in-curred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS
  The Portfolio will not enter into futures contract transactions to the ex-tent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, the Portfolio will not enter into futures contracts to the extent that its outstanding obli-gations to purchase securities under these contracts would exceed 20% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS
  Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assur-ance that a liquid secondary market will exist for any particular futures con-tract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Portfolio would con-tinue to be required to make daily cash payments to maintain its required mar-gin. In such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inabil-ity to close futures positions also could have an adverse impact on the Port-folio's ability to effectively hedge.

  The Portfolio will minimize the risk that it will be unable to close out a futures position by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. There can be no assurance, however, that a liquid secondary market will exist for a particular futures contract at any given time.

  The risk of loss in trading futures contracts in some strategies can be sub-stantial due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and sub-stantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in excess of the amount invested in the contract. However, because the futures strategies of the Portfolio are engaged in only for hedging purposes, the Adviser does not believe that the Portfolio is subject to the risks of loss frequently as-sociated with futures transactions. The Portfolio would presumably have sus-tained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

  Utilization of futures transactions by the Portfolio does involve the risk of imperfect or no correlation where the securities underlying the futures contracts have different maturities than the Portfolio securities being hedged. It is also possible that the Portfolio could both lose money on futures contracts and also experience a decline in value of portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related op-tion.

  Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfa-vorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

OPTIONS
  The Portfolio may purchase and sell put and call options on securities and futures contracts for hedging purposes. Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addi-tion, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option com-pared to either the futures contract on which it is based or the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities.

  For example, there are significant differences between the securities, futures and options markets that could result in an imperfect correlation be-tween these markets, causing a given transaction not to achieve its objective. A decision as to whether, when, and how to use options involves the exercise of skill and judgment by the Adviser, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

WRITING COVERED CALL OPTIONS
  The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on securities alone. By writing covered call options, the Portfolio gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Portfolio's ability to sell the underlying security will be limited while the option is in effect unless the Portfolio effects a closing purchase transac-tion. A closing purchase transaction cancels out the Portfolio's position as the writer of an option by means of offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining. The Portfolio writes only covered options, which means that so long as the Portfolio is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash, U.S. Government securities or high grade liquid debt or equity securities denominated in U.S. dollars with a value equal to or greater than the exercise price of the underlying securi-ties.

PURCHASING OPTIONS
  The amount of any appreciation in the value of the underlying security sub-ject to a put will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from a sale will depend on whether the amount received is more or less than the pre-mium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Portfolio's position as purchaser of an op-tion by means of an offsetting sale of an identical option prior to the expi-ration of the option it has purchased. In certain circumstances, the Portfolio may purchase call options on securities held in its investment portfolio on which it has written call options or on securities which it intends to pur-chase.

                              PURCHASE OF SHARES

  Shares of the Portfolio may be purchased without sales commission at the net asset value per share next determined after an order is received in proper form by the Fund, and payment is received by the Fund's custodian. The minimum initial investment required for the Portfolio is $2,500. Certain exceptions to the minimums may be determined from time to time by the officers of the Fund. The initial investment minimum for IRA accounts is $500. The initial invest-ment minimum for spousal IRA accounts is $250. The minimum for any subsequent investment is $100. An order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange (the "Exchange") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The exchange will be closed on the following days: Presidents' Day, February 17, 1997; Good Friday, March 28, 1997; Memorial Day, May 26, 1997; Independence Day, July 4, 1997 Labor Day, September 1, 1997; Thanksgiving Day, November 27, 1997; Christmas Day, December 25, 1997; and New Year's Day, January 1, 1998.

  The Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interests of the Fund, and (3) to re-duce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Portfolio's shares.

                             REDEMPTION OF SHARES

  The Portfolio may suspend redemption privileges or postpone the date of pay-ment (1) during any period that both the Exchange and custodian bank are closed or trading on the Exchange is restricted as determined by the Commis-sion, (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to fairly determine the value of its assets, and (3) for such other periods as the Commission may per-mit. The Fund has made an election with the Commission to pay in cash all re-demptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash as the Board of Trustees may deem advisable; however, payment will be made wholly in cash un-less the Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemp-tions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "How Shares Prices are Determined," and a re-deeming shareholder would normally incur brokerage expenses if he converted those securities to cash.

  No charge is made by the Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

SIGNATURE GUARANTEES
  To protect your account, the Fund and Chase Global Funds Services Company (the "Sub-Administrator") from fraud, signature guarantees are required for certain redemptions. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) or the registered address or (2) share transfer requests. The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption.

  Signatures must be guaranteed by an "eligible guarantor institution" as de-fined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, na-tional securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institution is available from the Sub-Administrator. Broker-dealers guarantee-ing signatures must be a member of a clearing corporation or maintain net cap-ital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

  The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                             SHAREHOLDER SERVICES

  The following supplements the information set forth in the Portfolios' Pro-spectuses under the heading "Buying, Selling and Exchanging Shares":

EXCHANGE PRIVILEGE
  Service Class Shares of the Portfolio may be exchanged for any other Service Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds, Inc. (For those Portfolios currently offering Service Class Shares, please call the UAM Funds Service Center.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are qualified for sale in the shareholder's state of residence of the other Portfolio.

  Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objective of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed are held by the Fund for the account of the shareholder, and the reg-istration of the two accounts will be identical. Requests for exchanges re-ceived prior to 4:00 p.m. (Eastern Time) will be processed as of the close of business on the same day. Requests received after 4:00 p.m. will be processed on the next business day. Neither the Fund nor the Sub-Administrator will be responsible for the authenticity of the exchange instructions received by tel-ephone. Exchanges may also be subject to limitations as to amounts or fre-quency and to other restrictions established by the Board of Trustees to as-sure that such exchanges do not disadvantage the Fund and its shareholders.

  For Federal income tax purposes an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, there-fore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The ex-change privilege may be modified or terminated at any time.

TRANSFER OF SHARES
  Shareholders may transfer shares to another person by making a written re-quest to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered own-ers and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                            INVESTMENT LIMITATIONS

  The following limitations supplement those set forth in the Prospectus. Whenever an investment limitation sets forth a percentage limitation on in-vestment or utilization of assets, such limitation shall be determined immedi-ately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Portfolio's invest-ment limitations. Investment limitations (1), (2), (3), (4) and (6) are clas-sified as fundamental. The Portfolio's fundamental investment limitations can-not be changed without approval by a "majority of the outstanding shares" (as defined in the 1940 Act) of the Portfolio. The Portfolio will not:

   (1) invest in physical commodities or contracts on physical commodities;

   (2) purchase or sell real estate or real estate limited partnerships, al-though it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

   (3) make loans except (i) by purchasing debt securities in accordance with its investment objectives and (ii) by lending its portfolio se-curities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act, or the rules and regulations or interpretations of the Commission thereun-der;

   (4) underwrite the securities of other issuers;

   (5) invest in stock, bond or interest rate futures and/or options on futures unless (i) not more than 5% of the Portfolio's assets are re-quired as deposit to secure obligations under such futures and/or op-tions on futures contracts provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5% and (ii) not more than 20% of the Port-folio's assets are invested in futures and options;

   (6) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from (i) making any permitted borrowings, mortgages or pledges, or (ii) enter-ing into options, futures or repurchase transactions;

   (7) purchase on margin or sell short except as specified in (5) above;


   (8) invest more than an aggregate of 15% of the net assets of the Portfo-lio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets; and

   (9) invest for the purpose of exercising control over management of any company.

                            MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS
  The Officers of the Fund manage its day-to-day operations and are responsi-ble to the Fund's Board of Trustees. The Trustees set broad policies for the Fund and elect its Officers. The following is a list of the Trustees and Offi-cers of the Fund and a brief statement of their present positions and princi-pal occupations during the past five years.

 JOHN T. BENNETT, JR.     Trustee of the Fund; President of Squam Investment
 College Road -- RFD 3    Management Company, Inc. and Great Island Investment
 Meredith, NH 03253       Company, Inc.; President of Bennett Management Com-
 Age 67                   pany from 1988 to 1993.
 PHILIP D. ENGLISH        Trustee of the Fund; President and Chief Executive
 16 West Madison Street   Officer of Broventure Company, Inc.; Chairman of the
 Baltimore, MD 21201      Board of Chektec Corporation and Cyber Scientific,
 Age 48                   Inc.
 WILLIAM A. HUMENUK       Trustee of the Fund; Partner in the Philadelphia of-
 4000 Bell Atlantic Tower fice of the law firm Dechert Price & Rhoads; Direc-
 1717 Arch Street         tor, Hofler Corp.
 Philadelphia, PA 19103
 Age 54
 NORTON H. REAMER*        Trustee, President and Chairman of the Fund; Presi-
 One International Place  dent, Chief Executive Officer and a Director of
 Boston, MA 02110         United Asset Management Corporation; Director, Part-
 Age 60                   ner or Trustee of each of the Investment Companies of
                          the Eaton Vance Group of Mutual Funds.

-----------

* These people are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

 PETER M. WHITMAN, JR.*  Trustee of the Fund; President and Chief Investment
 One Financial Center    Officer of Dewey Square Investors Corporation ("DSI")
 Boston, MA 02111        since 1988; Director and Chief Executive Officer of H.
 Age 53                  T. Investors, Inc., formerly a subsidiary of DSI.

 WILLIAM H. PARK*        Vice President of the Fund; Executive Vice President
 One International Place and Chief Financial Officer of United Asset Management
 Boston, MA 02110        Corporation.
 Age 49

 GARY L. FRENCH*         Treasurer of the Fund; President of UAM Fund Services,
 211 Congress Street     Inc. and of UAM Fund Distributors, Inc.; formerly Vice
 Boston, MA 02110        President of Operations, Development and Control of
 Age 45                  Fidelity Investment in 1995; Treasurer of the Fidelity
                         Group of Mutual Funds from 1991 to February 1995.

 MICHAEL E. DEFAO*       Secretary of the Fund; Vice President and General
 211 Congress Street     Counsel of UAM Fund Services, Inc. and UAM Fund Dis-
 Boston, MA 02110        tributors, Inc.; Associate Attorney of Ropes & Gray (a
 Age 28                  law firm) from 1993 to February 1995.

 ROBERT R. FLAHERTY*     Assistant Treasurer of the Fund; Vice President of UAM
 211 Congress Street     Fund Services, Inc.; formerly Manager of Fund Adminis-
 Boston, MA 02110        tration and Compliance of Chase Global Funds Services
 Age 32                  Company from 1995 to 1996; Deloitte & Touche LLP from
                         1985 to 1995, Senior Manager.

 KARL O. HARTMANN*       Assistant Secretary of the Fund; Senior Vice President
 73 Tremont Street       and General Counsel of Chase Global Funds Services
 Boston, MA 02108        Company. Senior Vice President, Secretary and General
 Age 41                  Counsel of Leland, O'Brien, Rubinstein Associates,
                         Inc., from November 1990 to November 1991.

-----------
* These people are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

REMUNERATION OF TRUSTEES AND OFFICERS

  The Fund pays each Trustee, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $1,050 per quarter. In addition, each unaffiliated Trustee receives a $2,000 meeting fee which is aggregated for all the Trustees and allocated proportion-ately among the Portfolios of the Fund and UAM Funds, Inc. and reimbursement for travel and other expenses incurred while attending Board meetings. Trust-ees who are also officers or affiliated persons receive no remuneration for their service as Trustees.

The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), the Administrator or the Sub-Administrator and receive no compensation from the Fund. As of December 31, 1996, the Trustees and officers of the Fund owned less than 1% of the Fund's outstanding shares.

  The following table shows aggregate compensation paid to each of the Fund's Trustees by the Fund and total compensation paid by the Fund, UAM Funds, Inc. and AEW Commercial Mortgage Securities Fund, Inc. (collectively the "Fund Com-plex") in the fiscal year ended April 30, 1996.

COMPENSATION TABLE

          (1)                  (2)               (3)               (4)                (5)
                                             PENSION OR                       TOTAL COMPENSATION
                            AGGREGATE    RETIREMENT BENEFITS ESTIMATED ANNUAL FROM REGISTRANT AND
    NAME OF PERSON,       COMPENSATION   ACCRUED AS PART OF   BENEFITS UPON      FUND COMPLEX
        POSITION         FROM REGISTRANT    FUND EXPENSES       RETIREMENT     PAID TO TRUSTEES
    ---------------      --------------- ------------------- ---------------- -------------------
John T. Bennett, Jr. ...     $3,396                0                 0              $29,600
 Trustee
J. Edward Day...........     $3,396                0                 0              $29,600
 Former Trustee
Philip D. English.......     $3,396                0                 0              $29,600
 Trustee
William A. Humenuk......     $3,396                0                 0              $29,600
 Trustee

PRINCIPAL HOLDERS OF SECURITIES
  As of December 6, 1996, the following persons or organizations held of rec-ord 5% or more of the shares of a Portfolio:

  TJ Core Equity Portfolio: Hartnat & Co., F/B/O Lillick & Charles, Attn. Corp. Actions, P.O. Box 4044, Boston, MA, 48.9%*; Hartnat & Co., F/B/O Catho-lic Healthcare West Sisters of Mercy, Rochester, NY, 28.8%*; Hartnat & Co., F/B/O J.H. Baxter, Attn. Corp. Actions, P.O. Box 4044, Boston, MA, 9.5%*; and Hartnat & Co., F/B/O Allied Waste, Attn. Corp. Actions, P.O. Box 4044, Boston, MA, 7.1%*.

  The persons or organizations listed above as owning 25% or more of the out-standing shares of the Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) the Portfolio. As a result, those persons or organi-zations could have the ability to vote a majority of the shares of the Portfo-lio on any matter requiring the approval of shareholders of the Portfolio.
-----------
* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

                              INVESTMENT ADVISER

CONTROL OF ADVISER
  Tom Johnson Investment Management, Inc., is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the pur-pose of acquiring and owning firms engaged primarily in institutional invest-ment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Af-filiated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

  Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to op-erate under their own firm name, with their own leadership and individual in-vestment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to sepa-rate series or Portfolios of UAM Funds, Inc., a registered investment company.

ADVISORY FEES
  As compensation for services rendered by the Adviser under the Investment Advisory Agreement, the Portfolio pays the Adviser an annual fee in monthly installments, calculated by applying the following annual percentage rates to the Portfolio's average daily net assets for the month:

   TJ Core Equity Portfolio............................................... 0.75%

  From September 28, 1995 (date of commencement) to April 30, 1996, the TJ Core Equity Portfolio paid advisory fees of $0. During this period, the Ad-viser voluntarily waived advisory fees of $4,000. Until January 1, 1998, the Adviser has voluntarily agreed to waive all or a portion of its advisory fees and to assume operating expenses otherwise payable by the Portfolio, if neces-sary, in order to keep the Portfolio's total annual operating expenses from exceeding 1.25% of average daily net assets.

                        SERVICE AND DISTRIBUTION PLANS

  As stated in the Prospectus, UAM Fund Distributors, Inc. (the "Distributor") may enter into agreements with broker-dealers and other financial institutions ("Service Agents"), pursuant to which they will provide administrative support services to Institutional Service Class ("Service Class") shareholders who are their customers ("Customers") in consideration of the Fund's payment of 0.25% (on an annualized basis) of the average daily net asset value of the Service Class Shares held by the Service Agent for the benefit of its Customers. Such serv-ices include:

  (a) acting as the sole shareholder of record and nominee for beneficial owners;

  (b) maintaining account records for such beneficial owners of the Fund's shares;

  (c)  opening and closing accounts;

  (d) answering questions and handling correspondence from shareholders about their accounts;

  (e) processing shareholder orders to purchase, redeem and exchange shares;

  (f) handling the transmission of funds representing the purchase price or redemption proceeds;

  (g) issuing confirmations for transactions in the Fund's shares by share holders;

  (h) distributing current copies of prospectuses, statements of additional information and shareholder reports;

  (i) assisting customers in completing application forms, selecting divi-dend and other account options and opening any necessary custody ac-counts;

  (j) providing account maintenance and accounting support for all transac-tions; and

  (k) performing such additional shareholder services as may be agreed upon by the Fund and the Service Agent, provided that any such additional shareholder services must constitute a permissible non-banking activ-ity in accordance with the then current regulations of, and interpre-tations thereof by, the Board of Governors of the Federal Reserve System, if applicable.

  Each agreement with a Service Agent is governed by a Shareholder Service Plan (the "Service Plan") that has been adopted by the Fund's Board of Trust-ees. Pursuant to the Service Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts expended under each agreement with Service Agents and the purposes for which the expenditures were made. In addi-tion, arrangements with Service Agents must be approved annually by a majority of the Fund's Trustees, including a majority of the Trustees who are not "in-terested persons" of the Fund as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements.

  The Board of Trustees has approved the arrangements with Service Agents based on information provided by the Fund's service contractors that there is a reasonable likelihood by affording the Fund greater flexibility in connec-tion with the servicing of the accounts of the beneficial owners of its shares in an ef-ficient manner. Any material amendment to the Fund's arrangements with Service Agents must be approved by a majority of the Fund's Board of Trustees (includ-ing a majority of the disinterested Trustees). So long as the arrangements with Service Agents are in effect, the selection and nomination of the members of the Fund's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund will be committed to the discretion of such non-interested Trustees.

  Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Distribu-tion Plan for the Service Class Shares of the Fund (the "Distribution Plan"). The Distribution Plan permits the Fund to pay for certain distribution, promo-tional and related expenses involved in the marketing of only the Service Class Shares.

  The Distribution Plan permits the Service Class Shares, pursuant to the Dis-tribution Agreement, to pay a monthly fee to the Distributor for its services and expenses in distributing and promoting sales of the Service Class Shares. These expenses include, among other things, preparing and distributing adver-tisements, sales literature and prospectuses and reports used for sales pur-poses, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. In addition, the Service Class Shares may make payments directly to other unaffiliated parties who either aid in the distribution of their shares or provide services to the Class.

  The maximum annual aggregate fee payable by the Fund under the Service and Distribution Plans (the "Plans"), is 0.75% of the Service Class Shares' aver-age daily net assets for the year. The Fund's Board of Trustees may reduce this amount at any time. Although the maximum fee payable under the 12b-1 Plan relating to the Service Class Shares is 0.75% of average daily net assets of such class, the Board of Trustees has determined that the annual fee, payable on a monthly basis, under the Plans relating to the Service Class Shares, cur-rently cannot exceed 0.50% of the average daily net assets represented by the Service Class. While the current fee which will be payable under the Service Plan has been set at 0.25%, the Plans permit a full 0.75% on all assets to be paid at any time following appropriate Board approval.

  All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid by the Service Class Shares will be borne by such persons without any reimbursement from such Clas-ses. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans. From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in pro-viding administrative services to shareholders.

  The Plans, the Distribution Agreement and the form of dealer's and services agreements have all been approved by the Board of Trustees of the Fund, in-cluding a majority of the Trustees who are not "interested persons" (as de-fined in the 1940 Act) of the Fund and who have no direct or indirect finan-cial interest in the Plans or any related agreements, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans, the Distribution Agreement and the re-lated agreements must be approved annually by the Board of Trustees in the same manner, as specified above.

  Each year the Trustees must determine whether continuation of the Plans is in the best interest of the shareholders of Service Class Shares and that there is a reasonable likelihood of the Plans providing a benefit to the Class. The Plans, the Distribution Agreement and the related agreements with any broker-dealer or others relating to the Class may be terminated at any time without penalty by a majority of those Trustees who are not "interested persons" or by a majority vote of the outstanding voting securities of the Class. Any amendment materially increasing the maximum percentage payable un-der the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those Trustees who are not "interested persons." Also, any other material amendment to the Plans must be approved by a majority vote of the Trustees including a majority of the Trustees of the Fund having no interest in the Plans. In addi-tion, in order for the Plans to remain effective, the selection and nomination of Trustees who are not "interested persons" of the Fund must be effected by the Trustees who themselves are not "interested persons" and who have no di-rect or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for their review. The National Association of Securities Dealers, Inc. has adopted amendments to its Rules of Fair Practice relating to investment company sales charges. The Fund and the Distributor intend to oper-ate in compliance with these rules.

  Fees paid to Service Agents on behalf of the Portfolio for the fiscal year ended April 30, 1996 totaled $1,105.

                            PORTFOLIO TRANSACTIONS

  The Investment Advisory Agreement authorizes the Adviser to select the bro-kers or dealers that will execute the purchases and sales of investment secu-rities for the Portfolio and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolio. The Adviser may, however, consistent with the interests of the Portfolio, se-lect brokers on the basis of the research, statistical and pricing services they provide to the Portfolio. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Investment Advi-sory Agreement. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that such commission is reasonable in terms either of the trans-action or the overall responsibility of the Adviser to the Portfolio and the Adviser's other clients.

  It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser. During the fiscal years ended April 30, 1995 and April 30, 1996, the entire Fund paid brokerage commissions of approximately $15,000 and $39,000, respectively.

  Some securities considered for investment by the Portfolio may also be ap-propriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of the Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in manner deemed fair and reasonable by the Adviser. Al-though there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allo-cations, are subject to periodic review by the Fund's Board of Trustees.

                            ADMINISTRATIVE SERVICES

  As stated in the Prospectus, the Board of Trustees of the Fund approved a new Fund Administration Agreement between UAM Fund Services, Inc., a wholly owned subsidiary of UAM, and the Fund. The Fund's Trustees also approved a Mu-tual Fund Services Agreement between UAM Fund Services, Inc. ("UAMFSI") and Chase Global Funds Services Company ("CGFSC"). The services provided by UAMFSI, Inc. and CGFSC and the basis of the fees payable by the Fund under the Fund Administration Agreement are described in the Portfolios' Prospectus. Prior to April 15, 1996, CGFSC or its predecessor, Mutual Funds Service Compa-ny, provided certain administrative services to the Fund under an Administra-tion Agreement between the Fund and U.S. Trust Company of New York.

  The basis of the fees paid to the Sub-Administrator for the period September 28, 1995 to April 14, 1996 was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.20% of the first $200 million in combined assets; plus 0.12% of the next $800 million in combined assets; plus 0.08% on assets over $1 billion but less than $3 billion; plus 0.06% on assets over $3 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a designated minimum fee schedule per Portfo-lio, which ranged from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years. For the period ended April 30, 1996, adminis-trative services fees paid to the Sub-Administrator by the TJ Core Equity Port-folio totaled $15,232. For the period April 15, 1996 to April 30, 1996, UAM Fund Services, Inc. earned $1,768 from the TJ Core Equity Portfolio as Adminis-trator. The services provided by the Administrator and the Sub-Administrator and the basis of the current fees payable are described in the Portfolio's Pro-spectus.

                            PERFORMANCE CALCULATIONS

PERFORMANCE
  The Portfolio may from time to time quote various performance figures to il-lustrate past performance. Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standard-ized performance quotations or, alternatively, that every non-standardized per-formance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the Commission. Average annual compounded total return quotations used by the Fund are based on the standard-ized methods of computing performance mandated by the Commission. An explana-tion of the method used to compute or express performance follows.

TOTAL RETURN
  The average annual total return of the Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are rein-vested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis.

  These figures are calculated according to the following formula:

  P(1 + T)/n/ = ERV

where:

     P = a hypothetical initial payment of $1,000
     T = average annual total return
     n = number of years
   ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

  The average annual total rate of return for the TJ Core Equity Portfolio In-stitutional Service Class Shares from inception on September 28, 1995 to Octo-ber 31, 1996, the date of the Semi-Annual Report is 17.93%. The average annual total return for the one-year period ended October 31, 1996, for such Shares is 19.75%.

COMPARISONS
  To help investors better evaluate how an investment in the Portfolios of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calcu-lated above) to performance as reported by other investments, indices and av-erages. The following publications, indices and averages may be used:

  (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 trans-portation stocks. Comparisons of performance assume reinvestment of dividends.

  (b) Standard & Poor's 500 Stock Index or its component indices -- an un-managed index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of per-formance assume reinvestment of dividend.

  (c) The New York Stock Exchange composite or component indices -- unman-aged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

  (d) Salomon Brothers World Government Bond Index -- The Salomon World Government Bond Index is designed to provide a comprehensive measure of total return performance of the domestic Government bond market of thirteen countries. The index has been constructed with the aim of choosing an "all inclusive" universe of institutionally traded fixed-rate bonds. The selection of security types to be included in the in-dex is made with the aim of being as comprehensive as possible, while satisfying the criterion of reasonable availability to domestic and international institutions and the existence of complete pricing and market profile data.

  (e) Wilshire 5000 Equity index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume rein-vestment of dividends.

  (f) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measure total return and average current yield for the mutual fund industry. Rank individual mutual fund per-formance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

  (g) Morgan Stanley Capital International EAFE Index and World Index -- respectively, arithmetic, market value-weighted averages of the per-formance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 secu-rities listed on the stock exchanges of these continents, plus North America.

  (h) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

  (i) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Gov-ernment National Mortgage Association.

  (j) Salomon Brothers High Grade Corporate Bond Index -- consists of pub-licly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 is-sues with maturities of 12 years or greater.

  (k) Salomon Brothers Broad Investment Grade Bond -- is a market-weighted index that contains approximately 4,700 individually priced invest-ment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass through securities.

  (l) Lehman Brothers Long-Term Treasury Bond -- is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

  (m) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

  (n) Value Line -- composed of over 1,600 stocks in the Value Line Invest-ment Survey.

  (o) Russell 2000 -- composed of the 2,000 smallest stocks in the Russell 3000, a market value-weighted index of the 3,000 largest U.S. public-ly-traded companies.

  (p) Composite indices -- 60% Standard & Poor's 500 Stock Index, 30% Leh-man Brothers Long-Term Treasury Bond and 10% U.S. Treasury Bills; 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

  (q)  CDA Mutual Fund Report published by CDA Investment Technologies,
       Inc. -- analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

  (r) Mutual Fund Source Book published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

  (s) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Invest-ment Companies Service -- publications that rate fund performance over specified time periods.

  (t) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change over time in the price of goods and services in major expenditure groups.

  (u) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associ-ates -- historical measure of yield, price and total return for com-mon and small company stock, long-term government bonds, Treasury bills and inflation.

  (v) Savings and Loan Historical Interest Rates -- as published by the U.S. Savings & Loan League Fact Book.

  (w) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan companies; Salomon Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and Bloomberg L.P.

  In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and aver-ages is not identical to the composition of investments in the Portfolio, that the averages are generally unmanaged, and that the items included in the cal-culations of such averages may not be identical to the formula used by the Portfolio to calculate its performance. In addition, there can be no assurance that the Portfolio will continue this performance as compared to such other averages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized under the name The Regis Fund II as a Delaware busi-ness trust on May 18, 1994. On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust." The Fund's principal executive office is located at One International Place, 44th floor, Boston, MA 02110; however, all in-vestor correspondence should be directed to the Fund at UAM Funds Service Cen-ter, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without further action by sharehold-ers.

  On each matter submitted to a vote of the shareholders, each holder of a share shall be entitled to one vote for each whole share and a fractional vote for each fractional share standing in his name on the books of the Fund.

  In the event of liquidation of the Fund, the holders of the shares of each Portfolio or any class thereof that has been established and designated shall be entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to that Portfolio, or in the case of a class, belonging to that Portfolio and allocable to that class, over the liabilities belonging to that Portfolio or class. The assets so distributable to the holders of shares of any particular Portfolio or class thereof shall be distributed to the holders in proportion to the number of shares of that Portfolio or class thereof held by them and recorded on the books of the Fund. The liquidation of any Portfolio or class thereof may be authorized at any time by vote of a ma-jority of the Trustees then in office.

  Shareholders of both Classes of the Fund's Portfolios have no pre-emptive or other rights to subscribe to any additional shares or other securities issued by the Fund or any Portfolio, except as the Trustees in their sole discretion shall have determined by vote. Both Institutional Class and Service Class Shares represent an interest in the same assets of a Portfolio and are identi-cal in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares, and have exclusive voting rights with respect to matter relating to such distribution expenditures.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  The Fund's policy is to distribute substantially all of the Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes incurred on it and the imposition of the Federal excise tax on undis-tributed income and capital gains. The amounts of any income dividends or cap-ital gains distributions cannot be predicted. See the discussion under "Divi-dends, Capital Gains Distributions and Taxes" in the Prospectus.

  Any dividend or distribution paid shortly after the purchase of shares of the Portfolio by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or dis-tribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.

  As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically re-ceived in additional shares of the respective Portfolio of the Fund at net as-set value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income div-idends in cash and capital gains distributions in additional shares at net as-set value) or the Cash Option (both income dividends and capital gains distri-butions in cash) has been elected. An account statement is sent to sharehold-ers whenever an income dividend or capital gains distribution is paid.

  Each Portfolio of the Fund will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by the Portfolio will be distributed to its in-vestors without need to offset (for Federal income tax purposes) such gains against any net capital losses realized by another Portfolio.

CODE OF ETHICS
  The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain dis-closure and reporting obligations.

                                 FEDERAL TAXES

  In order for the Portfolio to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income for a taxable year must be derived from certain qualifying income, i.e., dividends, interest, income derived from loans of securities and gains from the sale or other disposition of stock, securities or foreign currencies, or other related income, including gains from options, futures and forward contracts, derived with respect to its business investing in stock, securities or currencies. Any net gain realized from the closing out of futures contracts will, therefore, generally be quali-fying income for purposes of the 90% requirement. Qualification as a regulated investment company also requires that less than 30% of the Portfolio's gross income be derived from the sale or other disposition of stock, securities, op-tions, futures or forward contracts (including certain foreign currencies not directly related to the Fund's business of investing in stock or securities) held less than three months. In order to avoid realizing excessive gains on securities held for less than three months, the Portfolio may be required to defer the closing out of futures contracts beyond the time when it would oth-erwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts which have been open for less than three months as of the end of the Portfolio's taxable year, and which are recognized for tax purpos-es, will not be considered gains on securities held for less than three months for the purposes of the 30% test.

  Except for transactions the Portfolio has identified as hedging transac-tions, in general the Portfolio is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on some forward currency and some futures contracts as of the end of each tax-able year as well as those actually realized during the year. In most cases, any such gain or loss recognized with respect to a regulated futures contract is considered to be 60% long-term capital gain or loss and 40% short-term cap-ital gain or loss without regard to the holding period of the contract. Recog-nized gain or loss attributable to a foreign currency forward contract is treated as 100% ordinary income. Furthermore, for-eign currency futures contracts which are intended to hedge against a change in the value of securities held by the Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

  The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolio's taxable year on futures trans-actions). Such distribution will be combined with distributions of capital gains realized on the Portfolio's other investments, and shareholders will be advised as to the character of the payment.

                             FINANCIAL STATEMENTS

  The Financial Statements of the TJ Core Equity Portfolio for the period from inception on September 28, 1995 to April 30, 1996 and for the six months ended October 31, 1996, and the Financial Highlights for the respective periods pre-sented which appear in the Portfolio's 1996 Annual Financial Statements (and the report thereon of Price Waterhouse LLP, the Fund's independent accoun-tants, also appearing therein) and in the Semi-Annual Report to Shareholders are attached to this SAI.

               APPENDIX -- DESCRIPTION OF SECURITIES AND RATINGS

I. DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS:
  Aaa -- Bonds which are Aaa are judged to be the best quality; They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally sta-ble margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to im-pair the fundamentally strong position of such issues.

  Aa -- Bonds which are rated Aa are judged to be of high quality by all stan-dards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protec-tive elements may be of greater amplitude or there may be other elements pres-ent which make the long-term risks appear somewhat larger than in Aaa securi-ties.

  A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving se-curity to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating cate-gories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

  Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

STANDARD & POOR'S CORPORATION'S CORPORATE BOND RATINGS:
  AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay princi-pal and interest.

  AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

  A -- Bonds rated A have a strong capacity to pay interest and repay princi-pal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

  BBB -- Debt rated BBB is regarded as having an adequate capacity to pay in-terest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

II. DESCRIPTION OF U.S. GOVERNMENT SECURITIES
  The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

  U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

  In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumen-tality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the GNMA are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the U.S. Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and FNMA, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the FHLMC, are federally chartered institutions under Government supervi-sion, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

  Some of the U.S. Government agencies that issue or guarantee securities in-clude the Export-Import Bank of the United States, Farmers Home Administra-tion, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

III. DESCRIPTION OF COMMERCIAL PAPER
  The Portfolio may invest in commercial paper (including variable amount mas-ter demand notes) rated A-1 or better by S&P or Prime-1 by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not ex-ceeding nine months. Variable amount master demand notes are demand obliga-tions that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolio's investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand.

  Commercial paper rated A-1 by S&P has the following characteristics: (1) li-quidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two addi-tional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the is-suer's industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are un-questioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's in-dustry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) fi-nancial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of issuer of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

IV. DESCRIPTION OF BANK OBLIGATIONS
  Time deposits are non-negotiable deposits maintained in a banking institu-tion for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease period-ically. Frequently, dealers selling variable rate certificates of deposit to the Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repur-chase these instruments are subject to conditions imposed by various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolio is also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction to finance the import, export, trans-fer or storage of goods. The borrower is liable for payment as well as the bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

V. DESCRIPTION OF FOREIGN INVESTMENTS
  Investors should recognize that investing in foreign companies involves cer-tain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, a Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

  As foreign companies are not generally subject to uniform accounting, audit-ing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Secu-rities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less gov-ernment supervision and regulation of stock exchanges, brokers and listed com-panies than in the U.S. In addition, with respect to certain foreign coun-tries, there is the possibility of expropriation or confiscatory taxation, po-litical or social instability, or diplomatic developments which could affect U.S. investments in those countries.

  Although the Fund will endeavor to achieve the most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

  Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the in-come received from the companies comprising the Fund's Portfolios. However, these foreign withholding taxes are not expected to have a significant impact.

TJ CORE EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996 (Unaudited)

                                                               SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS (92.7%)
--------------------------------------------------------------------------------
AUTOMOTIVE (3.8%)
 Ford Motor Co................................................ 2,500  $   78,125
--------------------------------------------------------------------------------
BANKS (3.9%)
 First Union Corp.............................................   600      43,650
 NationsBank Corp. ...........................................   400      37,700
                                                                      ----------
                                                                          81,350
--------------------------------------------------------------------------------
BASIC RESOURCES (2.2%)
 Halliburton Co...............................................   800      45,300
--------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (8.7%)
 Anheuser-Busch Cos., Inc.....................................   400      15,400
 Heinz (H.J.) Co.............................................. 2,100      74,550
 Sara Lee Corp................................................ 1,200      42,600
 Unilever N.V.--New York Shares...............................   300      45,862
                                                                      ----------
                                                                         178,412
--------------------------------------------------------------------------------
BROADCASTING & PUBLISHING (10.6%)
 Dun & Bradstreet Corp. ...................................... 1,600      92,600
 Gannett Co. .................................................   800      60,700
 McGraw-Hill Cos., Inc. ...................................... 1,400      65,625
                                                                      ----------
                                                                         218,925
--------------------------------------------------------------------------------
BUILDING MATERIALS (3.0%)
 Foster Wheeler Corp. ........................................ 1,500      61,500
--------------------------------------------------------------------------------
CHEMICALS (1.9%)
 Mallinckrodt Group, Inc. ....................................   900      39,150
--------------------------------------------------------------------------------
ELECTRONICS (1.4%)
 General Electric Co..........................................   300      29,025
--------------------------------------------------------------------------------
ENERGY (9.6%)
 Amoco Corp................................................... 1,000      75,750
 Coastal Corp................................................. 1,500      64,500
 Mobil Corp. .................................................   500      58,375
                                                                      ----------
                                                                         198,625
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TJ CORE EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996 (Unaudited)

                                                               SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
FINANCIAL SERVICES (8.8%)
 American Express Co.......................................... 1,500  $   70,500
 Federal National Mortgage Association........................ 1,400      54,775
 Lehman Brothers Holdings, Inc. .............................. 2,200      55,275
                                                                      ----------
                                                                         180,550
--------------------------------------------------------------------------------
HEALTH CARE (2.4%)
 United Healthcare Corp....................................... 1,300      49,237
--------------------------------------------------------------------------------
HOLDING COMPANY (1.3%)
 Textron, Inc.................................................   300      26,625
--------------------------------------------------------------------------------
INSURANCE (2.1%)
 ITT Hartford Group, Inc. ....................................   700      44,100
--------------------------------------------------------------------------------
MANUFACTURING (4.4%)
 ITT Industries, Inc. ........................................ 2,600      60,450
 Tyco International Ltd.......................................   600      29,775
                                                                      ----------
                                                                          90,225
--------------------------------------------------------------------------------
METALS (1.9%)
 USX-U.S. Steel Group, Inc.................................... 1,400      38,150
--------------------------------------------------------------------------------
OFFICE EQUIPMENT (1.3%)
 Pitney Bowes, Inc............................................   500      27,937
--------------------------------------------------------------------------------
PAPER & PACKAGING (1.9%)
 Union Camp Corp. ............................................   800      39,000
--------------------------------------------------------------------------------
PHARMACEUTICALS (4.4%)
 Bristol-Myers Squibb Co......................................   500      52,875
 Merck & Co., Inc.............................................   500      37,063
                                                                      ----------
                                                                          89,938
--------------------------------------------------------------------------------
RETAIL (4.0%)
 Dillard Department Stores Inc., Class A...................... 2,600      82,550
--------------------------------------------------------------------------------
SERVICES (3.5%)
 WMX Technologies, Inc........................................ 2,100      72,188
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TJ CORE EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996 (Unaudited)

                                                            SHARES    VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
TECHNOLOGY (7.6%)
 Avnet, Inc. .............................................    1,400 $   70,525
 *Compaq Computer Corp. ..................................      500     34,813
 International Business Machines Corp.....................      400     51,600
                                                                    ----------
                                                                       156,938
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (1.1%)
 Lucent Technologies, Inc.................................      486     22,842
-------------------------------------------------------------------------------
UTILITIES (2.9%)
 AT&T Corp................................................    1,700     59,288
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $1,760,092).......................................           1,909,980
-------------------------------------------------------------------------------
                                                             FACE
                                                            AMOUNT
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (9.0%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT
 Chase Securities, Inc. 5.58%, dated 10/31/96,
   due 11/1/96, to be repurchased at $186,029,
   collateralized by $179,790 of various
   U.S. Treasury Notes, 5.875%-7.75%, due 3/31/99-
   11/30/99, valued at $186,000
   (COST $186,000)........................................ $186,000    186,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.7%)
  (COST $1,946,092)(A)....................................           2,095,980
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET)
  (-1.7%).................................................             (34,901)
-------------------------------------------------------------------------------
NET ASSETS (100%).........................................          $2,061,079
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 +  See Note A to Financial Statements.
 *  Non-Income Producing Security.
(a) The cost for federal income tax and book purposes was $1,946,092. At Octo-ber 31, 1996, net unrealized appreciation for all securities based on tax cost was $149,888. This consisted of aggregate gross unrealized apprecia-tion for all securities of $199,206 and aggregate gross unrealized depre-ciation for all securities of $49,318.

   The accompanying notes are an integral part of the financial statements.

TJ CORE EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996 (Unaudited)

-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost............................................... $1,946,092
                                                                     ==========
 Investments, at Value.............................................. $2,095,980
 Cash...............................................................        279
 Receivable due from Investment Adviser--Note B.....................     12,322
 Receivable for Portfolio Shares Sold...............................      9,876
 Dividends Receivable...............................................      2,324
 Other Assets.......................................................         80
-------------------------------------------------------------------------------
  Total Assets......................................................  2,120,861
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased..................................     34,311
 Payable for Administrative Fees--Note C............................      4,888
 Payable for Distribution and Service Fees--Note E..................      3,016
 Payable for Trustees' Fees--Note F.................................        594
 Other Liabilities..................................................     16,973
-------------------------------------------------------------------------------
  Total Liabilities.................................................     59,782
-------------------------------------------------------------------------------
NET ASSETS.......................................................... $2,061,079
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSISTS OF:
 Paid in Capital.................................................... $1,893,356
 Undistributed Net Investment Income................................      1,822
 Accumulated Net Realized Gain......................................     16,013
 Unrealized Appreciation............................................    149,888
-------------------------------------------------------------------------------
NET ASSETS.......................................................... $2,061,079
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
 Shares Issued and Outstanding (Unlimited authorization,
   no par value) ...................................................    178,141
 Net Asset Value, Offering and Redemption Price Per Share........... $    11.57
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TJ CORE EQUITY PORTFOLIO
STATEMENT OF OPERATIONS

                                                                  SIX MONTHS
                                                                    ENDED
                                                                 OCTOBER 31,
                                                                     1996
                                                                 (UNAUDITED)
---------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends...................................................           $ 14,415
 Interest....................................................              2,816
---------------------------------------------------------------------------------
  Total Income...............................................             17,231
---------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fees.................................................  $ 5,290
  Less: Fees Waived..........................................   (5,290)      --
                                                               -------
 Administrative Fees--Note C.................................             26,180
 Custodian Fees--Note D......................................                619
 Printing Fees...............................................              6,293
 Audit Fees..................................................              5,508
 Distribution and Service Fees--Note E.......................              1,763
 Trustees' Fees--Note F......................................              1,219
 Other Expenses..............................................              2,756
 Expenses Assumed by the Adviser--Note B.....................            (35,180)
---------------------------------------------------------------------------------
  Total Expenses.............................................              9,158
 Expense Offset--Note A......................................               (312)
---------------------------------------------------------------------------------
  Net Expenses...............................................              8,846
---------------------------------------------------------------------------------
NET INVESTMENT INCOME........................................              8,385
---------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS.............................             12,883
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON INVEST-
  MENTS......................................................             64,834
---------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS......................................             77,717
---------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.........           $ 86,102
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TJ CORE EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                 SIX MONTHS
                                                    ENDED
                                                 OCTOBER 31,  SEPTEMBER 28, 1995*
                                                    1996              TO
                                                 (UNAUDITED)    APRIL 30, 1996
---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.......................... $    8,385       $    5,373
 Net Realized Gain..............................     12,883            3,130
 Net Change in Unrealized
   Appreciation/Depreciation....................     64,834           85,054
---------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from
    Operations..................................     86,102           93,557
---------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income..........................     (6,837)          (5,111)
---------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular................................  1,014,000        1,021,045
   --In Lieu of Cash Distributions..............      6,832            5,111
 Redeemed.......................................    (62,348)         (91,272)
---------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions..    958,484          934,884
---------------------------------------------------------------------------------
 Total Increase.................................  1,037,749        1,023,330
Net Assets:
 Beginning of Period............................  1,023,330              --
---------------------------------------------------------------------------------
 End of Period (including undistributed net
   investment income of $1,822 and $274,
   respectively)................................ $2,061,079       $1,023,330
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued.................................     90,505          100,921
  In Lieu of Cash Distributions.................        609              481
  Shares Redeemed...............................     (5,567)          (8,808)
---------------------------------------------------------------------------------
                                                     85,547           92,594
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
* Commencement of Operations

    The accompanying notes are an integral part of the financial statements.

TJ CORE EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                               SIX MONTHS
                                                  ENDED
                                               OCTOBER 31,  SEPTEMBER 28, 1995*
                                                  1996              TO
                                               (UNAUDITED)    APRIL 30, 1996
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..........   $ 11.05          $ 10.00
-------------------------------------------------------------------------------
Income From Investment Operations
 Net Investment Income........................      0.06             0.06
 Net Realized and Unrealized Gain on
   Investments................................      0.51             1.05
-------------------------------------------------------------------------------
  Total From Investment Operations............      0.57             1.11
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income........................     (0.05)           (0.06)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD................   $ 11.57          $ 11.05
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN+.................................      5.18%           11.13%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
 Net Assets, End of Period (Thousands)........   $ 2,061          $ 1,023
 Ratio of Expenses to Average Net Assets......      1.29%**          1.38%**
 Ratio of Net Investment Income to Average Net
   Assets.....................................      1.18%**          1.06%**
 Portfolio Turnover Rate......................        12%              17%
 Average Commission Rate......................   $0.0600          $0.0600
-------------------------------------------------------------------------------
 Voluntary Waived Fees and Expenses Assumed by
   the Adviser Per Share......................   $  0.28          $  0.74
 Ratio of Expenses to Average Net Assets
   Including Expense Offsets..................      1.25%**          1.25%**
-------------------------------------------------------------------------------

 * Commencement of Operations.
** Annualized.
 + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period.

   The accompanying notes are an integral part of the financial statements.

                           TJ CORE EQUITY PORTFOLIO

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

  UAM Funds Trust and UAM Funds, Inc. (collectively the "UAM Funds") are reg-istered under the Investment Company Act of 1940, as amended. The TJ Core Eq-uity Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a diver-sified, open-end management investment company. At October 31, 1996, the UAM Funds were composed of forty active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the TJ Core Portfolio is to provide maximum total return consistent with reasonable risk to principal by investing in the common stock of quality companies with lower valuations in sectors of the economy exhibiting strong, or improving relative performance.

  A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

    1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valua-tion is made or, if no sale occurred on such day, at the bid price on such day. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted se-curities are valued at the current bid price. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Trustees.

    2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provi-sion for Federal income taxes is required in the financial statements.

    3. REPURCHASE AGREEMENTS: In connection with transactions involving re-purchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

                           TJ CORE EQUITY PORTFOLIO

  In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Portfolio may transfer its daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collat-eral requirements as discussed above.

    4. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

    Permanent book and tax basis differences relating to shareholder distri-butions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

    5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Additionally, certain expenses are ap-portioned among the portfolios of the UAM Funds and AEW Commercial Mort-gage Securities Fund, Inc. ("AEW"), an affiliated closed-end management investment company, based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets for custodian balance credits.

  B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Tom Johnson Investment Management, Inc. (the "Adviser"), a wholly-owned sub-sidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.75% of average daily net assets. Through January 1, 1998, the Adviser has

                           TJ CORE EQUITY PORTFOLIO
voluntarily agreed to waive a portion of its advisory fees and to assume ex-penses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.25% of average daily net assets.

  C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund ac-counting, dividend disbursing and transfer agent services to the UAM Funds and AEW under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined ag-gregate net assets; plus 0.07% of the next $2 billion of the combined aggre-gate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon in-ception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.04% of average daily net assets of the Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent serv-ices. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the period ended October 31, 1996, $25,901 was paid to CGFSC for their services.

  D. CUSTODIAN: Effective July 17, 1996, The Chase Manhattan Bank (the "Bank"), an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement. For the period July 17, 1996 to October 31, 1996, the amount charged to the Portfolio by the Bank aggregated $192, all of which is unpaid at October 31, 1996.

  E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Portfolio has adopted a Distribution and Service Plan (the "Plan") on behalf of the Service Class Shares pursuant to Rule 12b-1 under the Investment Com-pany Act of 1940. Under the Plan, the Portfolio may not incur distribution and service fees which exceed an annual rate of 0.75% of the Portfolio's net as-sets, however,

                           TJ CORE EQUITY PORTFOLIO
the Board has currently limited aggregate payments under the Plan to 0.50% per annum of the Portfolio's net assets. The Portfolio is not currently making payments for distribution fees. The Portfolio pays service fees at an annual rate of 0.25% of the average daily value of Service Class Shares owned by cli-ents of such Service Organizations.

  F. TRUSTEES' FEES: Each Trustee, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds and AEW, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and AEW, and reimbursement of ex-penses incurred in attending Trustee meetings.

  G. PURCHASES AND SALES: For the period ended October 31, 1996, the Portfolio made purchases of $976,860 and sales of $162,520 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

  H. OTHER: At October 31, 1996, 79.4% of total shares outstanding were held by 2 record shareholders owning more than 10% of the aggregate total shares outstanding.

TJ CORE EQUITY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS
April 30, 1996

                                                                         VALUE
                                                                  SHARES (000)+
-------------------------------------------------------------------------------
COMMON STOCKS (99.5%)
-------------------------------------------------------------------------------
AUTOMOTIVE (3.1%)
 Ford Motor Company..............................................   900  $   32
-------------------------------------------------------------------------------
BANKS (4.6%)
 First Union Corp. ..............................................   500      31
 NationsBank Corp. ..............................................   200      16
                                                                         ------
                                                                             47
-------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (11.2%)
 Anheuser-Busch Cos., Inc. ......................................   200      13
*@Earthgrains Co. ..............................................      8      --
 Heinz (H.J.) Co. ............................................... 1,200      41
 Sara Lee Corp. ................................................. 1,100      34
 Unilever N.V.--New York Shares..................................   200      27
                                                                         ------
                                                                            115
-------------------------------------------------------------------------------
BROADCASTING & PUBLISHING (11.0%)
 Dun & Bradstreet Corp. .........................................   700      43
 Gannett Co. ....................................................   500      34
 McGraw-Hill Cos., Inc. .........................................   800      35
                                                                         ------
                                                                            112
-------------------------------------------------------------------------------
CHEMICALS (3.1%)
 Mallinckrodt Group, Inc. .......................................   800      32
-------------------------------------------------------------------------------
ELECTRONICS (3.8%)
 General Electric Co. ...........................................   500      39
-------------------------------------------------------------------------------
ENERGY (9.6%)
 Amoco Corp. ....................................................   500      36
 Coastal Corp. ..................................................   700      28
 Mobil Corp. ....................................................   200      23
 Repsol S.A. ADR.................................................   300      11
                                                                         ------
                                                                             98
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TJ CORE EQUITY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
April 30, 1996

                                                                         VALUE
                                                                  SHARES (000)+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
FINANCIAL SERVICES (6.3%)
 American Express Co. ...........................................   500  $   24
 Federal National Mortgage Association...........................   800      25
 Lehman Brothers Holdings, Inc. .................................   600      15
                                                                         ------
                                                                             64
-------------------------------------------------------------------------------
HEALTH CARE (2.2%)
 United Healthcare Corp. ........................................   400      23
-------------------------------------------------------------------------------
HOLDING COMPANY (2.5%)
 Textron, Inc. ..................................................   300      26
-------------------------------------------------------------------------------
INSURANCE (3.3%)
 ITT Hartford Group, Inc. .......................................   700      34
-------------------------------------------------------------------------------
MANUFACTURING (6.5%)
 ITT Industries, Inc. ........................................... 1,300      36
 Tyco International Ltd. ........................................   800      31
                                                                         ------
                                                                             67
-------------------------------------------------------------------------------
METALS (1.7%)
 USX-U.S. Steel Group, Inc. .....................................   500      17
-------------------------------------------------------------------------------
OFFICE EQUIPMENT (2.0%)
 Pitney Bowes, Inc. .............................................   400      20
-------------------------------------------------------------------------------
PAPER & PACKAGING (1.6%)
 Union Camp Corp. ...............................................   300      16
-------------------------------------------------------------------------------
PHARMACEUTICALS (6.2%)
 Bristol-Myers Squibb Co. .......................................   400      33
 Merck & Co., Inc. ..............................................   500      30
                                                                         ------
                                                                             63
-------------------------------------------------------------------------------
RETAIL (2.4%)
 Dillard Department Stores Inc., Class A.........................   600      24
-------------------------------------------------------------------------------
SERVICES (3.0%)
 WMX Technologies, Inc. .........................................   900      31
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TJ CORE EQUITY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
April 30, 1996

                                                                        VALUE
                                                                 SHARES (000)+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
TECHNOLOGY (7.4%)
 Avnet, Inc. ...................................................   400  $   21
*Compaq Computer Corp. .........................................   700      33
 International Business Machines Corp. .........................   200      22
                                                                        ------
                                                                            76
-------------------------------------------------------------------------------
UTILITIES (8.0%)
 AT&T Corp. ....................................................   700      43
 GTE Corp. .....................................................   600      26
 Telefonos de Mexico S.A. ADR, Class L..........................   400      13
                                                                        ------
                                                                            82
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $933)...................................         1,018
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.5%)
-------------------------------------------------------------------------------
 Cash...........................................................            11
 Receivable for Investments Sold................................            12
 Receivable due from Investment Adviser.........................            11
 Dividends Receivable...........................................             1
 Payable for Administrative Fees................................            (4)
 Payable for Trustees' Fees.....................................            (1)
 Payable for Service Fees.......................................            (1)
 Other Liabilities..............................................           (24)
                                                                        ------
                                                                             5
-------------------------------------------------------------------------------
NET ASSETS (100%)
 Applicable to 92,594 outstanding Institutional Service Class shares
  (unlimited authorization, no par value).......................        $1,023
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE........        $11.05
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

+ See Note A to Financial Statements
* Non-Income Producing Security
@ Value is less than $500.
ADR--American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

TJ CORE EQUITY PORTFOLIO
STATEMENT OF OPERATIONS

                                                         SEPTEMBER 28, 1995*
(In Thousands)                                            TO APRIL 30, 1996
-------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends..............................................            $       10
 Interest...............................................                     1
-------------------------------------------------------------------------------
  Total Income..........................................                    11
-------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fees............................................ $       4
  Less: Fees Waived.....................................        (4)        --
                                                         ---------
 Administrative Fees--Note C............................                    17
 Registration and Filing................................                    20
 Audit Fees.............................................                    12
 Printing Fees..........................................                    10
 Trustees' Fees--Note F.................................                     2
 Custodian Fees.........................................                     1
 Service Fees--Note D...................................                     1
 Other Expenses.........................................                     3
 Expenses Assumed by the Adviser--Note B................                   (59)
-------------------------------------------------------------------------------
  Total Expenses........................................                     7
 Expense Offset--Note A.................................                    (1)
-------------------------------------------------------------------------------
  Net Expenses..........................................                     6
-------------------------------------------------------------------------------
NET INVESTMENT INCOME...................................                     5
-------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS........................                     3
NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS....                    85
-------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS.................................                    88
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....            $       93
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

* Commencement of Operations

    The accompanying notes are an integral part of the financial statements.

TJ CORE EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                             SEPTEMBER 28, 1995*
(In Thousands)                                                TO APRIL 30, 1996
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income......................................       $    5
 Net Realized Gain..........................................            3
 Net Change in Unrealized Appreciation......................           85
--------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations......           93
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income......................................           (5)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular............................................        1,021
       --In Lieu of Cash Distributions......................            5
 Redeemed...................................................          (91)
--------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions..............          935
--------------------------------------------------------------------------------
 Total Increase.............................................        1,023
Net Assets:
 Beginning of Period........................................          --
--------------------------------------------------------------------------------
 End of Period (2)..........................................       $1,023
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
   Shares Issued............................................          101
   In Lieu of Cash Distributions............................            1
   Shares Redeemed..........................................           (9)
--------------------------------------------------------------------------------
                                                                       93
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(2)Net Assets Consist of:
   Paid in Capital..........................................       $  935
   Accumulated Net Realized Gain............................            3
   Unrealized Appreciation..................................           85
--------------------------------------------------------------------------------
                                                                   $1,023
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

*  Commencement of Operations

    The accompanying notes are an integral part of the financial statements.

TJ CORE EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                            SEPTEMBER 28, 1995*
                                                             TO APRIL 30, 1996
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.......................       $ 10.00
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income+....................................          0.06
 Net Realized and Unrealized Gain on Investments...........          1.05
-------------------------------------------------------------------------------
  Total From Investment Operations.........................          1.11
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income.....................................         (0.06)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.............................       $ 11.05
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN...............................................         11.13%++
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)......................       $ 1,023
Ratio of Expenses to Average Net Assets+...................          1.38%**#
Ratio of Net Investment Income to Average Net Assets+......          1.06%**
Portfolio Turnover Rate....................................            17%
Average Commission Rate....................................       $0.0600
-------------------------------------------------------------------------------

 * Commencement of Operations.
** Annualized.
 + Net of voluntarily waived fees and expenses assumed by the Adviser of $0.74 per share for the period ended April 30, 1996.
++ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period.
 # The Ratio of Expenses to Average Net Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 1.25%**.

   The accompanying notes are an integral part of the financial statements.

                           TJ CORE EQUITY PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

  UAM Funds Trust, formerly known as The Regis Fund II and UAM Funds, Inc., formerly known as The Regis Fund, Inc. (collectively the "UAM Funds") were or-ganized on May 18, 1994 and October 11, 1988, respectively, and are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. The TJ Core Equity Portfolio (the "Portfolio"), a port-folio of UAM Funds Trust, began operations on September 28, 1995. At April 30, 1996 the UAM Funds were comprised of thirty-seven active portfolios. The fi-nancial statements of the remaining portfolios are presented separately.

  A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that af-fect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

    1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the bid price on such day. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted securities are valued at the current bid price. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amor-tized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Trustees.

    2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

    At April 30, 1996, the Portfolio's cost of investments for Federal income tax purposes was approximately $933,000. Net unrealized appreciation for Federal income tax purposes aggregated approximately $85,000, of which ap-proximately $89,000 related to appreciated securities and approximately $4,000 related to depreciated securities.

    3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, the Portfolio's custodian bank takes possession of the under-lying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collat-eral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the col-lateral or proceeds may be subject to legal proceedings.

    4. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

                           TJ CORE EQUITY PORTFOLIO

    Permanent book and tax basis differences relating to shareholder distri-butions may result in reclassifications to undistributed net investment in-come (loss), accumulated net realized gain (loss) and paid in capital.

    5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identifica-tion method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Additionally, certain expenses are apportioned among the portfolios of the UAM Funds and AEW Commercial Mortgage Securities Fund, Inc. ("AEW"), an affiliated closed-end management investment company, based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets for custodian balance credits.

    Current year permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calcu-lating net investment income (loss) per share in the financial highlights.

  B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Tom Johnson Investment Management, Inc. (the "Adviser"), a wholly-owned sub-sidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.75% of average daily net assets. Through January 1, 1997, the Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume ex-penses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.25% of average daily net assets.

  C. ADMINISTRATIVE SERVICES: Effective April 15, 1996, UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds and AEW under an Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to re-ceive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 bil-lion of the combined aggregate net assets; plus 0.05% of the combined aggre-gate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually af-ter two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.04% of average daily net assets of the Portfolio. Also effective April 15, 1996, the Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), a wholly-owned subsidiary of The Chase Manhattan Bank, N.A., under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent serv-ices. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee.

  Prior to April 15, 1996, CGFSC served as the administrator to the UAM Funds and AEW. For its services as administrator CGFSC received annual fees, com-puted daily and payable monthly, based on the combined aggregate average daily net assets of the UAM Funds and AEW, as follows: 0.20% of the first $200 mil-lion of

                           TJ CORE EQUITY PORTFOLIO
the combined aggregate net assets; plus 0.12% of the next $800 million of the combined aggregate net assets; plus 0.08% of the combined aggregate net assets in excess of $1 billion but less than $3 billion; plus 0.06% of the combined aggregate net assets in excess of $3 billion. The fees were allocated among the portfolios of the UAM Funds and the AEW on the basis of their relative net assets and were subject to a graduated minimum fee schedule per portfolio which rose from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years.

For the period April 15, 1996 to April 30, 1996, UAM Fund Services, Inc. earned $1,768 from the Portfolio as Administrator.

  D. DISTRIBUTION AND SERVICE PLANS: UAM Fund Distributors, Inc. (the "Dis-tributor"), formerly known as RFI Distributors (a division of Regis Retirement Plan Services, Inc.), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Portfolio has adopted a Distribution and Shareholder Service Plan (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Portfolio may not incur distribution or service costs which exceed an annual rate of 0.75% of the Portfolio's net as-sets. The Board has currently limited aggregate payments under the Plans to an annual rate of 0.50% of the Portfolio's net assets. The Portfolio is not cur-rently making payments under the Distribution Plan. Under the Service Plan, the Portfolio reimburses the Distributor or the Service Agent for payments made at an annual rate of up to 0.25% of the average daily net assets of the shares owned by clients of such Service Agent.

  E. PURCHASES AND SALES: For the period ended April 30, 1996, the Portfolio made purchases of approximately $1,070,000 and sales of approximately $140,000 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases and sales of long-term U.S. Government se-curities.

  F. TRUSTEES' FEES: Each Trustee, who is not an officer or affiliated person, receives $2,000 per meeting attended which is allocated proportionally among the active portfolios of UAM Funds and AEW, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and AEW, and reimbursement of ex-penses incurred in attending Trustee meetings.

  G. OTHER: At April 30, 1996 98.5% of total shares outstanding were held by one record shareholder.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of
UAM Funds Trust and Shareholders of
TJ Core Equity Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial high-lights present fairly, in all material respects, the financial position of the TJ Core Equity Portfolio (the "Portfolio"), a Portfolio of UAM Funds Trust, at April 30, 1996, and the results of its operations, the changes in its net as-sets and the financial highlights for the period from September 28, 1995 (com-mencement of operations) through April 30, 1996, in conformity with generally accepted accounting principles. These financial statements and financial high-lights (hereafter referred to as "financial statements") are the responsibil-ity of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reason-able assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence support-ing the amounts and disclosures in the financial statements, assessing the ac-counting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at April 30, 1996 by corre-spondence with the custodian, provides a reasonable basis for the opinion ex-pressed above.

Price Waterhouse LLP
Boston, Massachusetts
June 14, 1996



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FEDERAL INCOME TAX INFORMATION: (UNAUDITED)

For the period ended April 30, 1996, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders is 100%.